UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

●	PIMCO All Asset Portfolio
●	PIMCO All Asset All Authority Portfolio
●	PIMCO Balanced Allocation Portfolio
●	PIMCO CommodityRealReturn Strategy Portfolio
●	PIMCO Emerging Markets Bond Portfolio
●	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
●	PIMCO Foreign Bond Portfolio (Unhedged)
●	PIMCO Global Core Bond (Hedged) Portfolio
●	PIMCO Global Bond Portfolio (Unhedged)
●	PIMCO Global Diversified Allocation Portfolio
●	PIMCO Global Multi-Asset Managed Allocation Portfolio
●	PIMCO High Yield Portfolio
●	PIMCO Long-Term U.S. Government Portfolio
●	PIMCO Low Duration Portfolio
●	PIMCO Real Return Portfolio
●	PIMCO Short-Term Portfolio
●	PIMCO Total Return Portfolio
●	PIMCO Unconstrained Bond Portfolio
●	PIMCO Income Portfolio

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO All Asset Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Underlying PIMCO Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s

4	PIMCO VARIABLE INSURANCE TRUST

investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20161§

PIMCO Emerging Markets Currency Fund	13.0%
PIMCO RAE Low Volatility PLUS EMG Fund	10.7%
PIMCO Income Fund	7.6%
PIMCO Emerging Local Bond Fund	7.0%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.7%
PIMCO RAE Low Volatility PLUS International Fund	5.4%
PIMCO High Yield Spectrum Fund	4.6%
PIMCO RAE Fundamental Emerging Markets Fund	4.6%
PIMCO CommoditiesPLUS® Strategy Fund	3.6%
PIMCO RAE Fundamental PLUS EMG Fund	3.4%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO All Asset Portfolio Institutional Class	13.08%	3.69%	4.43%	4.40%
PIMCO All Asset Portfolio Class M	12.59%	3.23%	3.96%	4.93%
PIMCO All Asset Portfolio Administrative Class	12.93%	3.54%	4.28%	5.54%
PIMCO All Asset Portfolio Advisor Class	12.90%	3.43%	4.18%	5.15%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	4.01%	0.70%	3.75%	3.80%♦
Consumer Price Index + 500 Basis Points±±	7.10%	6.35%	6.81%	7.08%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.255% for Institutional Class shares, 1.705% for Class M shares, 1.405% for Administrative Class shares, and 1.505% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO Fund gained value.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO RAE Fundamental PLUS International Fund, benefited performance, as these Underlying PIMCO Funds gained value.

ANNUAL REPORT	DECEMBER 31, 2016	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,034.60	$1.50	$1,000.00	$1,023.94	$1.49	0.29%
Class M	1,000.00	1,031.70	3.82	1,000.00	1,021.65	3.80	0.74
Administrative Class	1,000.00	1,034.10	2.27	1,000.00	1,023.17	2.26	0.44
Advisor Class	1,000.00	1,034.10	2.79	1,000.00	1,022.67	2.78	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

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ANNUAL REPORT	DECEMBER 31, 2016	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$9.19	$0.24	$0.96	$1.20	$(0.26)	$(0.02)	$(0.28)
12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	(0.01)	(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	(0.54)
12/31/2012	10.52	0.77	0.80	1.57	(0.61)	0.00	(0.61)
Class M
12/31/2016	9.25	0.19	0.97	1.16	(0.21)	(0.02)	(0.23)
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	(0.48)
12/31/2012	10.52	0.60	0.92	1.52	(0.50)	0.00	(0.50)
Administrative Class
12/31/2016	9.10	0.22	0.95	1.17	(0.24)	(0.02)	(0.26)
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	(0.52)
12/31/2012	10.43	0.65	0.89	1.54	(0.59)	0.00	(0.59)
Advisor Class
12/31/2016	9.19	0.21	0.97	1.18	(0.23)	(0.02)	(0.25)
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	(0.51)
12/31/2012	10.49	0.62	0.92	1.54	(0.55)	0.00	(0.55)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Net Investment Income	Portfolio Turnover Rate

$10.11	13.08%	$5,726	0.275%	0.425%	2.43%	67%
9.19	(8.95)	4,811	0.285	0.425	3.25	41
10.47	0.72	9,688	0.275	0.425	4.24	98
10.98	0.43	10,082	0.295	0.425	4.39	61
11.48	15.11	12,252	0.345	0.425	6.86	26

10.18	12.59	65,033	0.725	0.875	1.91	67
9.25	(9.32)	68,206	0.735	0.875	2.88	41
10.53	0.24	86,496	0.725	0.875	3.70	98
11.04	(0.10)	105,517	0.745	0.875	4.24	61
11.54	14.64	103,612	0.795	0.875	5.33	26

10.01	12.93	537,663	0.425	0.575	2.23	67
9.10	(8.99)	537,330	0.435	0.575	3.15	41
10.36	0.47	722,608	0.425	0.575	4.01	98
10.88	0.27	824,590	0.445	0.575	4.51	61
11.38	14.95	829,972	0.495	0.575	5.81	26

10.12	12.90	226,099	0.525	0.675	2.12	67
9.19	(9.19)	226,532	0.535	0.675	3.02	41
10.47	0.46	328,716	0.525	0.675	3.86	98
10.98	0.11	406,398	0.545	0.675	4.25	61
11.48	14.81	478,073	0.595	0.675	5.58	26

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$1,078
Investments in Affiliates	835,115
Receivable for investments in Affiliates sold	2,332
Receivable for Portfolio shares sold	91
Dividends receivable from Affiliates	1,646
Reimbursement receivable from PIMCO	83
Total Assets	840,345

Liabilities:
Payable for investments in Affiliates purchased	$4,984
Payable for Portfolio shares redeemed	355
Accrued investment advisory fees	131
Accrued supervisory and administrative fees	187
Accrued distribution fees	77
Accrued servicing fees	72
Other liabilities	18
Total Liabilities	5,824

Net Assets	$834,521

Net Assets Consist of:
Paid in capital	$1,069,069
Accumulated undistributed net realized (loss)	(227,836)
Net unrealized (depreciation)	(6,712)

Net Assets	$834,521

Net Assets:
Institutional Class	$5,726
Class M	65,033
Administrative Class	537,663
Advisor Class	226,099

Shares Issued and Outstanding:
Institutional Class	566
Class M	6,387
Administrative Class	53,718
Advisor Class	22,350

Net Asset Value Per Share Outstanding:
Institutional Class	$10.11
Class M	10.18
Administrative Class	10.01
Advisor Class	10.12

Cost of investments in securities	$1,078
Cost of investments in Affiliates	$841,827

* Includes repurchase agreements of:	$1,078

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Dividends from Investments in Affiliates	$21,971
Total Income	21,971

Expenses:
Investment advisory fees	1,448
Supervisory and administrative fees	2,069
Distribution and/or servicing fees - Class M	294
Servicing fees - Administrative Class	794
Distribution and/or servicing fees - Advisor Class	570
Trustee fees	18
Interest expense	1
Total Expenses	5,194
Waiver and/or Reimbursement by PIMCO	(1,234)
Net Expenses	3,960

Net Investment Income	18,011

Net Realized Gain (Loss):
Investments in Affiliates	(58,374)
Net capital gain distributions received from Affiliate investments	555

Net Realized (Loss)	(57,819)

Net Change in Unrealized Appreciation:
Investments in Affiliates	138,914

Net Change in Unrealized Appreciation	138,914

Net Increase in Net Assets Resulting from Operations	$99,106

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$18,011	$31,478
Net realized (loss)	(57,819)	(25,647)
Net change in unrealized appreciation (depreciation)	138,914	(94,915)

Net Increase (Decrease) in Net Assets Resulting from Operations	99,106	(89,084)

Distributions to Shareholders:
From net investment income
Institutional Class	(137)	(247)
Class M	(1,302)	(2,185)
Administrative Class	(12,600)	(19,826)
Advisor Class	(5,076)	(8,100)
Tax basis return of capital
Institutional Class	(13)	(9)
Class M	(165)	(89)
Administrative Class	(1,334)	(729)
Advisor Class	(575)	(317)

Total Distributions(a)	(21,202)	(31,502)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(80,262)	(190,043)

Total (Decrease) in Net Assets	(2,358)	(310,629)

Net Assets:
Beginning of year	836,879	1,147,508
End of year*	$834,521	$836,879

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2016

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$1,078

Total Short-Term Instruments (Cost $1,078)		1,078

Total Investments in Securities (Cost $1,078)		1,078

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.5%

PIMCO CommoditiesPLUS® Strategy Fund	4,668,612	30,066
PIMCO CommodityRealReturn Strategy Fund®	708,918	5,076
PIMCO Diversified Income Fund	442,225	4,670
PIMCO Emerging Local Bond Fund	8,380,447	58,244
PIMCO Emerging Markets Currency Fund	12,673,216	108,863
PIMCO Extended Duration Fund	1,725,480	12,665
PIMCO High Yield Fund	2,343,678	20,648
PIMCO High Yield Spectrum Fund	3,968,231	38,849
PIMCO Income Fund	5,270,720	63,565
PIMCO Investment Grade Corporate Bond Fund	2,350,959	24,003
PIMCO Long Duration Total Return Fund	954,855	9,950
PIMCO Long-Term Credit Fund	125,844	1,438

	SHARES	MARKET VALUE (000S)
PIMCO Long-Term U.S. Government Fund	3,849,781	$22,752
PIMCO Low Duration Fund	2,098,987	20,675
PIMCO Mortgage Opportunities Fund	572,949	6,239
PIMCO RAE Fundamental Advantage PLUS Fund	850,839	8,789
PIMCO RAE Fundamental Emerging Markets Fund	4,007,949	38,797
PIMCO RAE Fundamental PLUS EMG Fund	3,096,033	28,452
PIMCO RAE Fundamental PLUS International Fund	2,520,252	21,246
PIMCO RAE Low Volatility PLUS EMG Fund	10,478,341	89,590
PIMCO RAE Low Volatility PLUS Fund	186,667	2,242
PIMCO RAE Low Volatility PLUS International Fund	4,675,780	45,308
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	974,759	9,553
PIMCO RAE Worldwide Long/Short PLUS Fund	4,865,551	47,342
PIMCO Real Return Asset Fund	636,224	5,179
PIMCO Real Return Fund	2,524,060	27,563
PIMCO RealEstateRealReturn Strategy Fund	1,338,018	10,958
PIMCO Senior Floating Rate Fund	1,998,562	19,866
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,145,423	24,157
PIMCO StocksPLUS® International Fund (Unhedged)	236,590	1,370
PIMCO Total Return Fund	1,971,755	19,777

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	230,298	$2,185

Total Mutual Funds (Cost $836,550)		830,077

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	837

Total Exchange-Traded Funds (Cost $1,076)		837

SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS 0.5%
PIMCO Government Money Market Fund (a)	4,100,097	4,100

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,226	101

Total Short-Term Instruments (Cost $4,201)		4,201

Total Investments in Affiliates (Cost $841,827)		835,115

Total Investments 100.2% (Cost $842,905)		$836,193

Other Assets and Liabilities, net (0.2)%		(1,672)

Net Assets 100.0%		$834,521

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$1,078	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(1,101)	$1,078	$1,078

Total Repurchase Agreements						$(1,101)	$1,078	$1,078

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,078	$0	$0	$1,078	$(1,101)	$(23)

Total Borrowings and Other Financing Transactions	$1,078	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,078	$0	$1,078

	$0	$1,078	$0	$1,078

Investments in Affiliates, at Value
Mutual Funds	830,077	0	0	830,077
Exchange-Traded Funds	837	0	0	837
Short-Term Instruments
Mutual Funds	4,100	0	0	4,100
Central Funds Used for Cash Management Purposes	101	0	0	101

	$835,115	$0	$0	$835,115

Total Investments	$835,115	$1,078	$0	$836,193

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, except other fund of funds, and shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	DECEMBER 31, 2016	17

Notes to Financial Statements (Cont.)

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	DECEMBER 31, 2016	19

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$14,202	$24,945	$(16,913)	$(10,855)	$18,687	$30,066	$50	$0
PIMCO CommodityRealReturn Strategy Fund®	13,781	67	(10,311)	(6,550)	8,089	5,076	67	0
PIMCO Credit Absolute Return Fund	2,312	0	(2,259)	(211)	158	0	0	0
PIMCO Diversified Income Fund	2,003	2,682	(174)	(6)	165	4,670	188	0
PIMCO Emerging Local Bond Fund	69,277	11,233	(25,916)	(12,211)	15,861	58,244	3,560	0
PIMCO Emerging Markets Bond Fund	2,751	10	(2,701)	(266)	206	0	12	0
PIMCO Emerging Markets Corporate Bond Fund	671	3	(663)	(117)	106	0	3	0
PIMCO Emerging Markets Currency Fund	99,737	29,155	(22,989)	(4,662)	7,622	108,863	2,732	0
PIMCO Extended Duration Fund	0	15,055	(2,145)	176	(421)	12,665	214	83
PIMCO Foreign Bond Fund (Unhedged)	2,222	2	(2,202)	(411)	389	0	2	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	801	0	0	0	36	837	0	0
PIMCO Global Advantage® Strategy Bond Fund	7,546	8	(7,498)	(469)	413	0	14	0
PIMCO Government Money Market Fund	0	249,005	(244,905)	0	0	4,100	4	0
PIMCO High Yield Fund	22,805	15,871	(19,854)	(1,268)	3,094	20,648	1,412	0
PIMCO High Yield Spectrum Fund	29,850	12,951	(6,706)	(372)	3,126	38,849	2,460	0
PIMCO Income Fund	52,982	21,472	(12,659)	38	1,732	63,565	3,545	0
PIMCO Investment Grade Corporate Bond Fund	17,097	7,989	(1,713)	(62)	692	24,003	878	0
PIMCO Long Duration Total Return Fund	11,316	13,640	(14,495)	(410)	(101)	9,950	373	279
PIMCO Long-Term Credit Fund	7,115	130	(5,990)	(61)	244	1,438	130	0
PIMCO Long-Term U.S. Government Fund	28	27,139	(3,444)	160	(1,131)	22,752	263	0
PIMCO Low Duration Active Exchange-Traded Fund	1,564	0	(1,551)	(39)	26	0	3	0
PIMCO Low Duration Fund	36,566	159,447	(175,292)	(173)	127	20,675	279	0
PIMCO Low Duration Income Fund	2,777	9	(2,658)	(139)	11	0	13	0
PIMCO Money Market Fund	2,700	82,883	(85,583)	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	6,200	322	(263)	3	(23)	6,239	322	0
PIMCO RAE Fundamental Advantage PLUS Fund	22,741	6,263	(21,213)	(4,548)	5,546	8,789	0	0
PIMCO RAE Fundamental Emerging Markets Fund	0	34,839	(2,753)	160	6,551	38,797	1,066	0
PIMCO RAE Fundamental PLUS EMG Fund	36,810	8,686	(30,513)	(56)	13,525	28,452	1,368	0
PIMCO RAE Fundamental PLUS International Fund	12,468	16,198	(9,610)	(3,226)	5,416	21,246	111	0
PIMCO RAE Fundamental PLUS Small Fund	2,559	0	(2,247)	(627)	315	0	0	0

ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Low Volatility PLUS EMG Fund	$76,054	$14,934	$(16,198)	$(2,325)	$17,125	$89,590	$997	$0
PIMCO RAE Low Volatility PLUS Fund	11,431	37	(9,788)	141	421	2,242	37	0
PIMCO RAE Low Volatility PLUS International Fund	36,065	18,776	(12,039)	(1,012)	3,518	45,308	280	193
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	31,212	3,629	(26,802)	(3,868)	5,382	9,553	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	66,170	9,119	(32,743)	(1,882)	6,678	47,342	2,156	0
PIMCO Real Return Asset Fund	57,277	222	(57,102)	(380)	5,162	5,179	222	0
PIMCO Real Return Fund	8,344	28,585	(8,986)	(810)	430	27,563	147	0
PIMCO RealEstateRealReturn Strategy Fund	18,790	80	(8,562)	(909)	1,559	10,958	80	0
PIMCO Senior Floating Rate Fund	17,333	7,927	(5,973)	(278)	857	19,866	652	0
PIMCO Short-Term Floating NAV Portfolio III	102	5,701	(5,702)	0	0	101	1	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	441	21,551	(1,767)	(2)	3,934	24,157	251	0
PIMCO StocksPLUS® International Fund (Unhedged)	1	4,018	(2,959)	111	199	1,370	0	0
PIMCO Total Return Fund	15,199	34,837	(29,281)	(952)	(26)	19,777	779	0
PIMCO TRENDS Managed Futures Strategy Fund	2,116	0	0	0	69	2,185	0	0
PIMCO Unconstrained Bond Fund	17,417	1,953	(19,573)	(962)	1,165	0	236	0
Totals	$838,833	$891,373	$(972,695)	$(59,330)	$136,934	$835,115	$24,907	$555

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from affiliated Funds are determined at the end of the fiscal year and include a return of capital. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange-Traded Funds  The Portfolio (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

(c) Repurchase Agreements  The Portfolio (and certain Underlying PIMCO Funds) may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds’) custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those

22	PIMCO VARIABLE INSURANCE TRUST

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of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by the Portfolio’s (or Underlying PIMCO Funds’) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Portfolio (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Underlying PIMCO Funds). Also, the Portfolio (or Underlying PIMCO Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio (or Underlying PIMCO Funds) in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s (or Underlying PIMCO Funds’) liquidity and net asset value. Such transactions may also increase the Portfolio’s (or Underlying PIMCO Funds’) transaction costs or otherwise cause the Portfolio (or Underlying PIMCO Funds) to perform differently than intended. Moreover, the Portfolio (or Underlying PIMCO Funds) is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies,

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Underlying PIMCO Funds’) returns.

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s (or Underlying PIMCO Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class M	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The

Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Acquired Fund Fees and Expenses   The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amounts to PIMCO at December 31, 2016 were (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$1,933	$1,461	$1,234	$4,628

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2016, the Portfolio waived $1,233,754.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$553,783	$636,504

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	120	$1,198	283	$2,854
Class M	1,093	10,957	746	7,633
Administrative Class	4,432	43,650	4,112	41,925
Advisor Class	3,041	30,159	1,190	12,058
Issued as reinvestment of distributions
Institutional Class	15	151	27	256
Class M	146	1,467	236	2,274
Administrative Class	1,414	13,933	2,159	20,554
Advisor Class	567	5,651	876	8,418
Cost of shares redeemed
Institutional Class	(93)	(919)	(712)	(7,094)
Class M	(2,226)	(21,932)	(1,821)	(18,712)
Administrative Class	(11,197)	(107,086)	(16,924)	(170,478)
Advisor Class	(5,905)	(57,491)	(8,825)	(89,731)
Net increase (decrease) resulting from Portfolio share transactions	(8,593)	$(80,262)	(18,653)	$(190,043)

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio. One shareholder is a related party of the Portfolio and comprises 47% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO All Asset Portfolio	$0	$0	$(22,632)	$0	$(211,916)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2016, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2017	12/31/2018
PIMCO All Asset Portfolio	$129,163	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$20,720	$62,033

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset Portfolio	$858,824	$38,159	$(60,790)	$(22,631)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset Portfolio	$19,115	$0	$2,087	$30,358	$0	$1,144

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

30	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	31

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

32	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Portfolio	0.01%	3.07%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	33

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	35

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

36	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO All Asset All Authority Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: new/small portfolio risk, allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Underlying PIMCO Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money.

4	PIMCO VARIABLE INSURANCE TRUST

The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20161§

PIMCO StocksPLUS® Short Fund	15.4%
PIMCO Emerging Markets Currency Fund	9.0%
PIMCO RAE Low Volatility PLUS EMG Fund	7.8%
PIMCO Income Fund	6.3%
PIMCO Emerging Local Bond Fund	5.3%
PIMCO RAE Low Volatility PLUS International Fund	4.7%
PIMCO High Yield Spectrum Fund	4.6%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.4%
PIMCO RAE Fundamental PLUS EMG Fund	3.7%
PIMCO RAE Fundamental Emerging Markets Fund	3.6%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	Inception§
PIMCO All Asset All Authority Portfolio Institutional Class	13.78%	(2.15)%
PIMCO All Asset All Authority Portfolio Administrative Class	13.73%	(2.28)%
PIMCO All Asset All Authority Portfolio Advisor Class	13.55%	(2.39)%
S&P 500 Index±	11.96%	8.97%♦
Consumer Price Index + 650 Basis Points±±	8.60%	7.51%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 2.53% for Institutional Class shares, 2.68% for Administrative Class shares, and 2.78% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Credit exposure, primarily through the PIMCO High Yield Spectrum Fund, the PIMCO Income Fund, the PIMCO High Yield Fund and the PIMCO Senior Floating Rate Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»

Exposure to developed ex-U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), the PIMCO RAE Low Volatility PLUS International Fund and the PIMCO RAE Fundamental PLUS International Fund, benefited performance, as these Underlying PIMCO Funds gained value.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, benefited performance, as these Underlying PIMCO Funds gained value.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this Underlying PIMCO Fund gained value.

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,032.90	$4.80	$1,000.00	$1,020.68	$4.78	0.93%
Administrative Class	1,000.00	1,031.90	5.58	1,000.00	1,019.92	5.54	1.08
Advisor Class	1,000.00	1,031.50	6.09	1,000.00	1,019.41	6.05	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366(to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
12/31/2016	$7.65	$0.19	$0.85	$1.04	$(0.27)	$0.00	$(0.27)
12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	(0.28)
04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)
Administrative Class
12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	(0.25)
12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)
04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)
Advisor Class
12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	(0.25)
12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)
04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$8.42	13.78%	$892	0.91	%(c)	0.99	%(c)	0.37%		0.45%		2.29%		151%
7.65	(12.17)	884	1.30	(c)	1.39	(c)	0.36		0.45		4.45		67
9.02	(5.57)	583	0.81	*(c)	1.15	*(c)	0.37	*	0.71	*	9.79	*	117

8.44	13.73	1,966	1.06	(c)	1.14	(c)	0.52		0.60		1.79		151
7.65	(12.35)	4,594	1.45	(c)	1.54	(c)	0.51		0.60		3.57		67
9.02	(5.70)	7,338	0.96	*(c)	1.30	*(c)	0.52	*	0.86	*	6.61	*	117

8.41	13.55	6,959	1.16	(c)	1.24	(c)	0.62		0.70		2.22		151
7.64	(12.40)	4,099	1.55	(c)	1.64	(c)	0.61		0.70		4.11		67
9.01	(5.76)	3,588	1.06	*(c)	1.40	*(c)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in Affiliates	$13,831
Receivable for investments in Affiliates sold	45
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	22
Prepaid expenses	5
Total Assets	13,904

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,000
Payable for investments in Affiliates purchased	63
Payable for Portfolio shares redeemed	7
Overdraft due to custodian	11
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,087

Net Assets	$9,817

Net Assets Consist of:
Paid in capital	$11,801
Undistributed net investment income	37
Accumulated undistributed net realized (loss)	(1,844)
Net unrealized (depreciation)	(177)

Net Assets	$9,817

Net Assets:
Institutional Class	$892
Administrative Class	1,966
Advisor Class	6,959

Shares Issued and Outstanding:
Institutional Class	106
Administrative Class	233
Advisor Class	828

Net Asset Value Per Share Outstanding:
Institutional Class	$8.42
Administrative Class	8.44
Advisor Class	8.41

Cost of investments in Affiliates	$14,008

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Dividends from Investments in Affiliates	$330
Total Income	330

Expenses:
Investment advisory fees	20
Supervisory and administrative fees	26
Servicing fees - Administrative Class	5
Distribution and/or servicing fees - Advisor Class	15
Interest expense	56
Miscellaneous expense	1
Total Expenses	123
Waiver and/or Reimbursement by PIMCO	(8)
Net Expenses	115

Net Investment Income	215

Net Realized Gain (Loss):
Investments in Affiliates	(1,077)
Net capital gain distributions received from Affiliate investments	7

Net Realized (Loss)	(1,070)

Net Change in Unrealized Appreciation:
Investments in Affiliates	2,092

Net Change in Unrealized Appreciation	2,092

Net Increase in Net Assets Resulting from Operations	$1,237

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$215	$438
Net realized (loss)	(1,070)	(632)
Net change in unrealized appreciation (depreciation)	2,092	(1,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,237	(1,341)

Distributions to Shareholders:
From net investment income
Institutional Class	(30)	(27)
Administrative Class	(91)	(158)
Advisor Class	(177)	(125)
From net realized capital gains
Institutional Class	0	(3)
Administrative Class	0	(13)
Advisor Class	0	(12)

Total Distributions(a)	(298)	(338)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(699)	(253)

Total Increase (Decrease) in Net Assets	240	(1,932)

Net Assets:
Beginning of year	9,577	11,509
End of year*	$9,817	$9,577

* Including undistributed net investment income of:	$37	$111

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$1,237

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(21,078)
Proceeds from sales of long-term securities	21,848
(Increase) in receivable for investments in Affiliates sold	(45)
Decrease in dividends receivable from Affiliates	1
Increase in payable for investments in Affiliates purchased	28
(Increase) in prepaid expenses	(5)
Net Realized (Gain) Loss
Investments in Affiliates	1,077
Net capital gain distributions received from Affiliate investments	(7)
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(2,092)

Net Cash Provided by Operating Activities	964

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	7,712
Payments on shares redeemed	(8,702)
Increase in overdraft due to custodian	11
Net borrowing of line of credit	3
Cash distributions paid*	0

Net Cash (Used for) Financing Activities	(976)

Net (Decrease) in Cash and Foreign Currency	(12)

Cash and Foreign Currency:
Beginning of year	12
End of year	$0

* Reinvestment of distributions	$298

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$54

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 140.9%

MUTUAL FUNDS (a) 140.9%
PIMCO CommoditiesPLUS® Strategy Fund	71,265	$459
PIMCO CommodityRealReturn Strategy Fund®	9,429	67
PIMCO Credit Absolute Return Fund	2,199	21
PIMCO Diversified Income Fund	10,636	112
PIMCO Emerging Local Bond Fund	106,259	738
PIMCO Emerging Markets Currency Fund	144,007	1,237
PIMCO Extended Duration Fund	19,890	146
PIMCO High Yield Fund	35,314	311
PIMCO High Yield Spectrum Fund	65,245	639
PIMCO Income Fund	72,378	873
PIMCO Investment Grade Corporate Bond Fund	29,520	301
PIMCO Long Duration Total Return Fund	10,552	110
PIMCO Long-Term Credit Fund	260	3
PIMCO Long-Term U.S. Government Fund	47,807	283

	SHARES	MARKET VALUE (000S)
PIMCO Low Duration Fund	40,366	$398
PIMCO Mortgage Opportunities Fund	7,980	87
PIMCO RAE Fundamental Advantage PLUS Fund	15,665	162
PIMCO RAE Fundamental Emerging Markets Fund	51,317	497
PIMCO RAE Fundamental PLUS EMG Fund	55,880	514
PIMCO RAE Fundamental PLUS International Fund	40,113	338
PIMCO RAE Low Volatility PLUS EMG Fund	126,516	1,082
PIMCO RAE Low Volatility PLUS Fund	17,219	207
PIMCO RAE Low Volatility PLUS International Fund	67,100	650
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	10,851	106
PIMCO RAE Worldwide Long/Short PLUS Fund	62,424	607
PIMCO Real Return Asset Fund	5,750	47

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	22,128	$242
PIMCO RealEstateRealReturn Strategy Fund	31,422	257
PIMCO Senior Floating Rate Fund	42,761	425
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	46,821	360
PIMCO StocksPLUS® International Fund (Unhedged)	11,526	67
PIMCO StocksPLUS® Short Fund	214,115	2,130
PIMCO Total Return Fund	32,012	321
PIMCO TRENDS Managed Futures Strategy Fund	3,572	34

Total Mutual Funds (Cost $14,008)		13,831

Total Investments in Affiliates (Cost $14,008)		13,831

Total Investments 140.9% (Cost $14,008)		$13,831

Other Assets and Liabilities, net (40.9)%		(4,014)

Net Assets 100.0%		$9,817

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Mutual Funds	$13,831	$0	$0	$13,831

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2016	15

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the

Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling

ANNUAL REPORT	DECEMBER 31, 2016	17

Notes to Financial Statements (Cont.)

tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

18	PIMCO VARIABLE INSURANCE TRUST

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$242	$456	$(351)	$(124)	$236	$459	$1	$0
PIMCO CommodityRealReturn Strategy Fund®	198	38	(189)	(65)	85	67	1	0
PIMCO Credit Absolute Return Fund	90	38	(105)	(12)	10	21	1	0
PIMCO Diversified Income Fund	36	106	(33)	(1)	4	112	4	0
PIMCO Emerging Local Bond Fund	931	425	(686)	(95)	163	738	36	0
PIMCO Emerging Markets Bond Fund	58	0	(57)	(8)	7	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	22	0	(21)	(4)	3	0	0	0
PIMCO Emerging Markets Currency Fund	1,187	711	(692)	(59)	90	1,237	16	0
PIMCO EqS® Long/Short Fund	69	0	(68)	(1)	0	0	0	0
PIMCO Extended Duration Fund	0	192	(43)	2	(5)	146	3	1
PIMCO Foreign Bond Fund (Unhedged)	26	0	(26)	(4)	4	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	107	0	(106)	(7)	6	0	0	0
PIMCO High Yield Fund	261	336	(318)	(18)	50	311	22	0
PIMCO High Yield Spectrum Fund	512	494	(422)	(47)	102	639	45	0
PIMCO Income Fund	770	780	(698)	(19)	40	873	45	0
PIMCO Investment Grade Corporate Bond Fund	244	198	(148)	(4)	11	301	11	0

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Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Long Duration Total Return Fund	$118	$182	$(183)	$(5)	$(2)	$110	$5	$4
PIMCO Long-Term Credit Fund	70	2	(71)	(7)	9	3	1	0
PIMCO Long-Term U.S. Government Fund	2	365	(74)	0	(10)	283	3	0
PIMCO Low Duration Fund	446	10,217	(10,265)	(3)	3	398	8	0
PIMCO Low Duration Income Fund	21	0	(20)	(3)	2	0	0	0
PIMCO Mortgage Opportunities Fund	84	41	(38)	0	0	87	5	0
PIMCO RAE Fundamental Advantage PLUS Fund	282	113	(248)	(35)	50	162	0	0
PIMCO RAE Fundamental Emerging Markets Fund	0	551	(145)	12	79	497	13	0
PIMCO RAE Fundamental PLUS EMG Fund	564	391	(666)	(69)	294	514	24	0
PIMCO RAE Fundamental PLUS Fund	57	0	(51)	(17)	11	0	0	0
PIMCO RAE Fundamental PLUS International Fund	231	285	(214)	(63)	99	338	2	0
PIMCO RAE Fundamental PLUS Small Fund	57	0	(51)	(23)	17	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,012	631	(790)	(153)	382	1,082	13	0
PIMCO RAE Low Volatility PLUS Fund	261	91	(168)	(5)	28	207	4	0
PIMCO RAE Low Volatility PLUS International Fund	581	333	(301)	(23)	60	650	5	2
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	399	114	(416)	(53)	62	106	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	865	357	(671)	(28)	84	607	26	0
PIMCO Real Return Asset Fund	650	84	(728)	(22)	63	47	2	0
PIMCO Real Return Fund	142	296	(192)	(10)	6	242	2	0
PIMCO RealEstateRealReturn Strategy Fund	290	158	(197)	(18)	24	257	2	0
PIMCO Senior Floating Rate Fund	358	314	(261)	(8)	22	425	15	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	418	(124)	4	62	360	4	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	77	(20)	1	9	67	0	0
PIMCO StocksPLUS® Short Fund	1,914	1,578	(1,219)	(52)	(91)	2,130	0	0
PIMCO Total Return Fund	143	578	(389)	(12)	1	321	8	0
PIMCO TRENDS Managed Futures Strategy Fund	33	0	0	0	1	34	0	0
PIMCO Unconstrained Bond Fund	246	127	(375)	(19)	21	0	3	0
Totals	$13,579	$21,077	$(21,840)	$(1,077)	$2,092	$13,831	$330	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions received from affiliated Funds are determined at the end of the fiscal year and include a return of capital. See Note 2 in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All of the Portfolio’s securities are pledged as collateral under the agreement.

As of December 31, 2016, the credit agreement is comprised of revolving tranches. The commitment amount of the credit agreement is $4,000,000. The Portfolio pays financing charges based on a combination of LIBOR-based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment outstanding under the revolving tranches are:

Tranches	Commitment Outstanding (in thousands)	Termination Date
Tranche A 1 Year, Monthly Revolving	$2,000	11/27/2017
Tranche B 1 Year, Monthly Revolving	$2,000	04/27/2017

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Borrowings outstanding as of December 31, 2016 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense in the Statement of Operations.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2016, was as follows (amounts in thousands):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment Fees and Upfront Fees	Outstanding Principal as of 12/31/2016
$3,800	1.24%	$47	$9	$4,000

6. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by the Portfolio’s (or Underlying PIMCO Funds’) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors

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Notes to Financial Statements (Cont.)

can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Portfolio (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Underlying PIMCO Funds). Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Underlying PIMCO Funds’) returns.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s (or Underlying PIMCO Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee

22	PIMCO VARIABLE INSURANCE TRUST

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conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically,

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fees, or reimburse the Portfolio, to the extent that the payment of the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The total recoverable amounts to PIMCO (from the Expense Limitation and Acquired Fund Fees and Expenses Agreements combined) at December 31, 2016, were as follows (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$22	$11	$8	$41

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$21,078	$21,808

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$9	50	$435
Administrative Class	124	1,022	203	1,806
Advisor Class	814	6,681	257	2,246
Issued as reinvestment of distributions
Institutional Class	4	30	4	30
Administrative Class	11	91	21	171
Advisor Class	22	177	17	137
Cost of shares redeemed
Institutional Class	(15)	(117)	(3)	(22)
Administrative Class	(502)	(4,147)	(437)	(3,897)
Advisor Class	(545)	(4,445)	(135)	(1,159)
Net increase (decrease) resulting from Portfolio share transactions	(86)	$(699)	(23)	$(253)

As of December 31, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio.

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters. The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in a subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO All Asset All Authority Portfolio	$37	$0	$(812)	$0	$(1,209)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes.Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset All Authority Portfolio	$542	$667

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO All Asset All Authority Portfolio	$14,642	$473	$(1,284)	$(811)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO All Asset All Authority Portfolio	$298	$0	$0	$312	$26	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

28	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO All Asset All Authority Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

30	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset All Authority Portfolio	0.02%	4.41%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	31

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	33

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	35

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT02AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Balanced Allocation Portfolio

Share Classes

∎	Administrative
∎	Advisor

* Prior to October 21, 2016, the PIMCO Balanced Allocation Portfolio was named the PIMCO Global Multi-Asset Managed Volatility Portfolio.

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk, and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related

4	PIMCO VARIABLE INSURANCE TRUST

and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	—	—	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Balanced Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

Short-Term Instruments‡	56.0%
U.S. Treasury Obligations	16.4%
U.S. Government Agencies	13.7%
Corporate Bonds & Notes	6.5%
Asset-Backed Securities	3.7%
Other	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	Inception§
PIMCO Balanced Allocation Portfolio Administrative Class	2.94%	0.77%
PIMCO Balanced Allocation Portfolio Advisor Class	4.99%	(0.19)%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Indexª±	5.61%	6.73%♦
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±±	5.71%	6.23%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/27/2012.

ª Prior to October 21, 2016, the Portfolio’s primary benchmark was the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.88% for Administrative Class shares, and 0.98% for Advisor Class shares. Details regarding the Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio (formerly, PIMCO Global Multi-Asset Managed Volatility Portfolio) seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s Portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s Portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally gained value.

»	Exposure to developed market ex-U.S. equities contributed to performance, as these securities generally gained value.

»	Exposure to U.S. real duration contributed to performance, as U.S. TIPS yields fell.

»	Exposure to securitized debt, specifically non-Agency mortgage-backed securities, contributed to performance, as these securities generally posted positive returns.

»	Exposure to investment grade credit contributed to performance, as these securities generally posted positive returns.

»	Exposure to U.S. nominal duration detracted from performance, as U.S. Treasury yields rose.

»	Exposure to the British pound detracted from performance, as the pound depreciated against the dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Balanced Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,038.50	$5.23	$1,000.00	$1,020.28	$5.18	1.01%
Advisor Class	1,000.00	1,059.50	5.81	1,000.00	1,019.77	5.70	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Balanced Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total

Administrative Class
12/31/2016	$9.24	$0.13	$0.14	$0.27	$0.00	$0.00	$(0.07)	$(0.07)
12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
04/27/2012 - 12/31/2012	10.00	0.24	0.09	0.33	(0.16)	0.00	0.00	(0.16)

Advisor Class
12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Effective October 21, 2016, the Portfolio’s investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$9.44	2.94%	$97,981	1.02	%(c)	1.15	%(c)	1.01	%(c)	1.14	%(c)	1.43%		483%
9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79
10.17	3.35	36,008	0.77	*	1.73	*	0.77	*	1.73	*	3.48	*	76

9.61	4.99	1,409	1.12	(c)	1.25	(c)	1.11	(c)	1.24	(c)	1.42		483
9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Consolidated Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$77,115
Investments in Affiliates	30,232
Financial Derivative Instruments
Exchange-traded or centrally cleared	82
Over the counter	401
Cash	1,981
Deposits with counterparty	2,908
Foreign currency, at value	74
Receivable for TBA investments sold	14,616
Interest and/or dividends receivable	184
Dividends receivable from Affiliates	43
Reimbursement receivable from PIMCO	2
Total Assets	127,638

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$146
Over the counter	938
Payable for investments purchased	250
Payable for investments in Affiliates purchased	43
Payable for TBA investments purchased	26,719
Deposits from counterparty	10
Payable for Portfolio shares redeemed	63
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	4
Accrued servicing fees	13
Other liabilities	5
Total Liabilities	28,248

Net Assets	$99,390

Net Assets Consist of:
Paid in capital	$100,857
Undistributed net investment income	539
Accumulated undistributed net realized (loss)	(734)
Net unrealized (depreciation)	(1,272)

Net Assets	$99,390

Net Assets:
Administrative Class	$97,981
Advisor Class	1,409

Shares Issued and Outstanding:
Administrative Class	10,383
Advisor Class	147

Net Asset Value Per Share Outstanding:
Administrative Class	$9.44
Advisor Class	9.61

Cost of investments in securities	$77,824
Cost of investments in Affiliates	$30,250
Cost of foreign currency held	$76
Cost or premiums of financial derivative instruments, net	$(71)

* Includes repurchase agreements of:	$25,900

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$1,390
Dividends	127
Dividends from Investments in Affiliates	922
Total Income	2,439

Expenses:
Investment advisory fees	939
Supervisory and administrative fees	57
Servicing fees - Administrative Class	147
Distribution and/or servicing fees - Advisor Class	3
Trustee fees	3
Interest expense	6
Miscellaneous expense	5
Total Expenses	1,160
Waiver and/or Reimbursement by PIMCO	(131)
Net Expenses	1,029

Net Investment Income	1,410

Net Realized Gain (Loss):
Investments in securities	(602)
Investments in Affiliates	(1,387)
Exchange-traded or centrally cleared financial derivative instruments	1,772
Over the counter financial derivative instruments	(158)
Foreign currency	(71)

Net Realized (Loss)	(446)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,034
Investments in Affiliates	2,206
Exchange-traded or centrally cleared financial derivative instruments	69
Over the counter financial derivative instruments	(1,280)
Foreign currency assets and liabilities	(7)

Net Change in Unrealized Appreciation	2,022

Net Increase in Net Assets Resulting from Operations	$2,986

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Consolidated Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,410	$1,895
Net realized (loss)	(446)	(1,696)
Net change in unrealized appreciation (depreciation)	2,022	(1,664)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,986	(1,465)

Distributions to Shareholders:
From net investment income
Administrative Class	0	(678)
Advisor Class	0	(9)
Tax basis return of capital
Administrative Class	(742)	(708)
Advisor Class	(8)	(5)

Total Distributions(a)	(750)	(1,400)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,360)	12,487

Total Increase (Decrease) in Net Assets	(1,124)	9,622

Net Assets:
Beginning of year	100,514	90,892
End of year*	$99,390	$100,514

* Including undistributed (overdistributed) net investment income of:	$539	$(784)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Balanced Allocation Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.6%

BANK LOAN OBLIGATIONS 0.1%
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020		$97	$	97

Total Bank Loan Obligations (Cost $93)				97

CORPORATE BONDS & NOTES 7.0%

BANKING & FINANCE 5.0%
Ally Financial, Inc.
2.750% due 01/30/2017		300		300
5.500% due 02/15/2017		300		301
Barclays PLC
3.200% due 08/10/2021		200		198
BPCE S.A.
4.625% due 07/11/2024		100		99
CIT Group, Inc.
5.000% due 05/15/2018		200		203
Deutsche Bank AG
1.350% due 05/30/2017		200		200
4.250% due 10/14/2021		200		201
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200		201
4.750% due 08/15/2017		100		102
Goldman Sachs Group, Inc.
2.163% due 09/15/2020		300		303
HSBC Holdings PLC
3.600% due 05/25/2023		200		201
ING Bank NV
2.625% due 12/05/2022		100		99
International Lease Finance Corp.
8.750% due 03/15/2017		300		304
JPMorgan Chase & Co.
2.750% due 06/23/2020		300		303
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	150		172
Morgan Stanley
3.750% due 02/25/2023		$200		206
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	300		43
2.000% due 10/01/2017		400		58
Nykredit Realkredit A/S
1.000% due 07/01/2017		300		43
1.000% due 10/01/2017		1,500		215
2.000% due 10/01/2017		600		86
Realkredit Danmark A/S
1.000% due 01/01/2017		800		113
2.000% due 04/01/2017		400		57
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		$200		192
Santander UK PLC
5.000% due 11/07/2023		200		204
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026		300		307
Wells Fargo & Co.
3.300% due 09/09/2024		163		161
3.450% due 02/13/2023		100		100

				4,972

INDUSTRIALS 1.2%
AbbVie, Inc.
3.200% due 05/14/2026		250		238
Actavis Funding SCS
3.850% due 06/15/2024		200		202
Cigna Corp.
4.500% due 03/15/2021		30		32
Diamond Finance Corp.
4.420% due 06/15/2021		100		103
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100		103

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Petroleos Mexicanos
6.375% due 02/04/2021		$100	$	107
Pioneer Natural Resources Co.
6.875% due 05/01/2018		60		64
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200		190
Time Warner Cable LLC
5.850% due 05/01/2017		100		101

				1,140

UTILITIES 0.8%
AT&T, Inc.
1.418% due 03/30/2017		100		100
3.950% due 01/15/2025		200		200
Petrobras Global Finance BV
8.375% due 05/23/2021		100		108
Sprint Communications, Inc.
9.125% due 03/01/2017		200		203
Verizon Communications, Inc.
5.150% due 09/15/2023		200		221

				832

Total Corporate Bonds & Notes (Cost $7,060)				6,944

U.S. GOVERNMENT AGENCIES 14.8%
Fannie Mae
0.933% due 11/25/2046		761		758
0.983% due 07/25/2046		262		262
1.003% due 09/25/2046		352		352
2.962% due 05/01/2038		431		458
3.500% due 11/01/2045 - 09/01/2046		934		958
Fannie Mae, TBA
2.500% due 02/01/2032		1,000		1,000
3.000% due 01/01/2032 - 02/01/2047		4,200		4,205
3.500% due 02/01/2047		5,000		5,114
4.000% due 02/01/2047		1,500		1,574

Total U.S. Government Agencies (Cost $14,688)				14,681

U.S. TREASURY OBLIGATIONS 17.7%
U.S. Treasury Bonds
2.250% due 08/15/2046		280		235
2.500% due 02/15/2046		3,280		2,908
2.875% due 11/15/2046		100		96
U.S. Treasury Inflation Protected Securities (d)
2.375% due 01/15/2025 (i)		834		958
U.S. Treasury Notes
1.125% due 08/31/2021		10,100		9,751
1.500% due 08/15/2026		1,400		1,285
1.625% due 04/30/2019 (i)		1,900		1,915
1.625% due 10/31/2023		500		480

Total U.S. Treasury Obligations (Cost $18,380)				17,628

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036		95		83
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	49		39
Marche Mutui SRL
0.108% due 02/25/2055		17		18
1.938% due 01/27/2064		48		51

Total Non-Agency Mortgage-Backed Securities (Cost $190)				191

ASSET-BACKED SECURITIES 4.0%
Catamaran CLO Ltd.
2.110% due 12/20/2023		$250		250

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.886% due 08/25/2036		$516	$	492
Countrywide Asset-Backed Certificates
0.986% due 05/25/2037		651		437
CVP Cascade CLO Ltd.
2.330% due 01/16/2026		250		250
Dryden Euro CLO
0.763% due 12/09/2025	EUR	232		244
Dryden Senior Loan Fund
2.054% due 01/15/2025		$250		250
Fremont Home Loan Trust
0.906% due 10/25/2036		503		256
JPMorgan Mortgage Acquisition Corp.
1.146% due 05/25/2035		600		524
Lehman XS Trust
1.556% due 10/25/2035		60		58
Morgan Stanley ABS Capital, Inc. Trust
0.886% due 10/25/2036		266		213
NewMark Capital Funding CLO Ltd.
2.438% due 06/30/2026		250		250
OCP CLO Ltd.
2.283% due 11/22/2025		250		250
Pinnacle Park CLO Ltd.
2.211% due 04/15/2026 (a)		250		250
Tralee CLO Ltd.
1.803% due 07/20/2026		250		250

Total Asset-Backed Securities (Cost $3,815)				3,974

SHORT-TERM INSTRUMENTS 33.8%

CERTIFICATES OF DEPOSIT 1.1%
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017		$300		301
Natixis S.A.
1.688% due 09/25/2017		400		401
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017		400		400

				1,102

COMMERCIAL PAPER 0.3%
Credit Agricole
1.240% due 07/28/2017		300		298

REPURCHASE AGREEMENTS (f) 26.1%
				25,900

SHORT-TERM NOTES 6.3%
Federal Home Loan Bank
0.497% due 01/05/2017 (b)(c)		6,300		6,300

Total Short-Term Instruments (Cost $33,598)				33,600

Total Investments in Securities (Cost $77,824)				77,115

		SHARES
INVESTMENTS IN AFFILIATES 30.4%

MUTUAL FUNDS (e) 3.8%
PIMCO Income Fund		310,247		3,742

Total Mutual Funds (Cost $3,758)				3,742

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Consolidated Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 26.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.6%
PIMCO Short-Term Floating NAV Portfolio III	2,679,824		$	26,490

Total Short-Term Instruments (Cost $26,492)				26,490

Total Investments in Affiliates (Cost $30,250)				30,232

Total Investments 108.0% (Cost $108,074)		$		107,347

Financial Derivative Instruments (g)(h) (0.6)% (Cost or Premiums, net $(71))				(601)

Other Assets and Liabilities, net (7.4)%				(7,356)

Net Assets 100.0%		$		99,390

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	0.500%	12/30/2016	01/03/2017	$15,000	U.S. Treasury Bonds 3.750% due 11/15/2043	$(15,361)	$15,000	$15,001
SCX	0.550	12/30/2016	01/03/2017	10,900	U.S. Treasury Notes 1.625% due 04/30/2023	(11,135)	10,900	10,900

Total Repurchase Agreements						$(26,496)	$25,900	$25,901

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(118) at a weighted average interest rate of (0.389)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
NOM	$15,001	$0	$0	$15,001	$(15,361)	$(360)
SCX	10,900	0	0	10,900	(11,135)	(235)

Total Borrowings and Other Financing Transactions	$25,901	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2017	310	$(93)	$0	$(140)
Mini MSCI EAFE Index March Futures	Long	03/2017	298	(211)	80	0

Total Futures Contracts				$(304)	$80	$(140)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$4,700	$79	$99	$1	$0
CDX.IG-26 5-Year Index	1.000	06/20/2021	1,000	17	5	0	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	1,800	28	7	1	0

				$124	$111	$2	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/15/2023	$700	$4	$18	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	12/21/2023	2,100	56	99	0	(5)

					$60	$117	$0	$(6)

Total Swap Agreements					$184	$228	$2	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $2,908 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$80	$2	$82	$0	$(140)		$(6)	$(146)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017	BRL	76		$23	$0	$0
	01/2017		$22	BRL	76	1	0
	02/2017		23		76	0	0
	04/2017	DKK	409		$62	4	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Consolidated Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2017		$0	DKK	1	$0	$0
BPS	01/2017	BRL	6,900		$2,048	0	(72)
	01/2017	DKK	808		124	9	0
	01/2017		$2,081	BRL	6,900	39	0
	02/2017		185	JPY	19,600	0	(17)
	04/2017	BRL	2,300		$657	0	(32)
	04/2017		$2,674	BRL	9,100	53	0
BRC	01/2017		14	DKK	94	0	(1)
	07/2017	DKK	303		$46	3	0
CBK	01/2017		2,838		423	21	0
	02/2017	EUR	200		218	7	0
	02/2017		$96	MXN	1,826	0	(8)
DUB	01/2017	BRL	1,100		$254	0	(84)
	01/2017		$338	BRL	1,100	1	0
FBF	02/2017	RUB	1,266		$20	0	(1)
GLM	01/2017	BRL	2,600		608	0	(190)
	01/2017		$798	BRL	2,600	1	0
	01/2017		36	DKK	245	0	(1)
	02/2017	EUR	251		$272	7	0
HUS	01/2017	CNH	1,865		270	3	0
	01/2017	SGD	51		36	1	0
	01/2017		$382	DKK	2,540	0	(22)
	10/2017	DKK	2,838		$435	27	0
IND	02/2017	JPY	8,800		75	0	(1)
JPM	01/2017	BRL	2,300		541	0	(166)
	01/2017	CNH	1,554		224	1	0
	01/2017		$706	BRL	2,300	1	0
	04/2017	BRL	6,800		$1,959	0	(79)
MSB	01/2017		$990	CNH	6,709	0	(29)
SCX	01/2017	CNH	3,289		$478	7	0
	01/2017	HKD	989		128	0	0
SOG	01/2017		$129	HKD	998	0	0
	02/2017	MXN	2,658		$139	12	0

Total Forward Foreign Currency Contracts						$198	$(703)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/29/2019	$	1,000	$94	$116

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$9,000	$126	$43
NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019	9,000	125	43

						$251	$86

Total Purchased Options						$345	$202

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	03/29/2019	$	4,700	$(94)	$(140)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$18,000	$(126)	$(19)
NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019	18,000	(125)	(19)

						$(251)	$(38)

Total Written Options						$(345)	$(178)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		730		1,158		(516)		(1,329)		(43)		0
Notional Amount in $	$	32,000	$	133,601		$(62,491)	$	(35,010)	$	(27,400)	$	40,700
Notional Amount in AUD	AUD	0	AUD	480	AUD	(480)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	700	EUR	24,805	EUR	(10,386)	EUR	(11,219)	EUR	(3,900)	EUR	0
Notional Amount in GBP	GBP	4,000	GBP	1,370	GBP	(1,370)	GBP	0	GBP	(4,000)	GBP	0
Notional Amount in HKD	HKD	0	HKD	1	HKD	0	HKD	(1)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	3,478	JPY	(1,745)	JPY	(1,733)	JPY	0	JPY	0
Premiums	$	(538)	$	(2,225)		$1,363	$	903	$	152	$	(345)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	06/20/2021	1.407%	$ 100	$(3)	$1	$0	$(2)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.290	EUR 200	0	1	1	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.480	$ 500	(14)	4	0	(10)
	Mexico Government International Bond	1.000	06/20/2021	1.407	100	(2)	0	0	(2)
CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.576	100	(2)	2	0	0
DUB	Brazil Government International Bond	1.000	06/20/2021	2.514	100	(8)	2	0	(6)
FBF	Brazil Government International Bond	1.000	06/20/2021	2.514	200	(13)	0	0	(13)
GST	Brazil Government International Bond	1.000	06/20/2021	2.514	200	(12)	0	0	(12)
HUS	Mexico Government International Bond	1.000	06/20/2021	1.407	200	(4)	1	0	(3)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.514	100	(7)	1	0	(6)
	Russia Government International Bond	1.000	06/20/2021	1.622	100	(6)	3	0	(3)

						$(71)	$15	$1	$(57)

Total Swap Agreements						$(71)	$15	$1	$(57)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Consolidated Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(i)	Securities with an aggregate market value of $809 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$5	$0	$0	$5	$0	$0	$(2)	$(2)	$3	$0	$3
BPS	101	0	1	102	(121)	0	0	(121)	(19)	261	242
BRC	3	0	0	3	(1)	0	(12)	(13)	(10)	0	(10)
CBK	28	0	0	28	(8)	0	0	(8)	20	0	20
DUB	1	0	0	1	(84)	0	(6)	(90)	(89)	0	(89)
FAR	0	43	0	43	0	(19)	0	(19)	24	0	24
FBF	0	0	0	0	(1)	0	(13)	(14)	(14)	109	95
GLM	8	0	0	8	(191)	0	0	(191)	(183)	140	(43)
GST	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
HUS	31	0	0	31	(22)	0	(3)	(25)	6	0	6
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	2	0	0	2	(245)	0	(9)	(254)	(252)	299	47
MSB	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
MYC	0	116	0	116	0	(140)	0	(140)	(24)	(10)	(34)
NGF	0	43	0	43	0	(19)	0	(19)	24	0	24
SCX	7	0	0	7	0	0	0	0	7	0	7
SOG	12	0	0	12	0	0	0	0	12	0	12

Total Over the Counter	$198	$202	$1	$401	$(703)	$(178)	$(57)	$(938)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$80	$0	$0	$80
Swap Agreements	0	2	0	0	0	2

	$0	$2	$80	$0	$0	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$198	$0	$198
Purchased Options	0	0	0	0	202	202
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$198	$202	$401

	$0	$3	$80	$198	$202	$483

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$140	$0	$0	$140
Swap Agreements	0	0	0	0	6	6

	$0	$0	$140	$0	$6	$146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$703	$0	$703
Written Options	0	0	0	0	178	178
Swap Agreements	0	57	0	0	0	57

	$0	$57	$0	$703	$178	$938

	$0	$57	$140	$703	$184	$1,084

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$42	$0	$(306)	$0	$(2)	$(266)
Written Options	0	0	617	0	16	633
Futures	12	0	3,008	0	972	3,992
Swap Agreements	0	20	0	0	(2,607)	(2,587)

	$54	$20	$3,319	$0	$(1,621)	$1,772

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,327	$0	$1,327
Purchased Options	0	0	(247)	(23)	(798)	(1,068)
Written Options	0	26	113	142	417	698
Swap Agreements	82	(39)	(1,263)	9	96	(1,115)

	$82	$(13)	$(1,397)	$1,455	$(285)	$(158)

	$136	$7	$1,922	$1,455	$(1,906)	$1,614

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$24	$0	$(1)	$23
Written Options	0	0	(41)	0	0	(41)
Futures	(93)	0	(349)	0	83	(359)
Swap Agreements	0	193	0	0	253	446

	$(93)	$193	$(366)	$0	$335	$69

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,304)	$0	$(1,304)
Purchased Options	0	0	66	20	150	236
Written Options	0	(2)	(9)	(14)	(18)	(43)
Swap Agreements	(92)	107	(24)	0	(160)	(169)

	$(92)	$105	$33	$(1,298)	$(28)	$(1,280)

	$(185)	$298	$(333)	$(1,298)	$307	$(1,211)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$97	$0	$97
Corporate Bonds & Notes
Banking & Finance	0	4,972	0	4,972
Industrials	0	1,140	0	1,140
Utilities	0	832	0	832
U.S. Government Agencies	0	14,681	0	14,681
U.S. Treasury Obligations	0	17,628	0	17,628
Non-Agency Mortgage-Backed Securities	0	191	0	191
Asset-Backed Securities	0	3,974	0	3,974
Short-Term Instruments
Certificates of Deposit	0	1,102	0	1,102
Commercial Paper	0	298	0	298
Repurchase Agreements	0	25,900	0	25,900
Short-Term Notes	0	6,300	0	6,300

	$0	$77,115	$0	$77,115

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Mutual Funds	$3,742	$0	$0	$3,742
Short-Term Instruments
Central Funds Used for Cash Management Purposes	26,490	0	0	26,490

	$30,232	$0	$0	$30,232

Total Investments	$30,232	$77,115	$0	$107,347

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	80	2	0	82
Over The Counter	0	401	0	401

	$80	$403	$0	$483

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140)	(6)	0	(146)
Over The Counter	0	(938)	0	(938)

	$(140)	$(944)	$0	$(1,084)

Total Financial Derivative Instruments	$(60)	$(541)	$0	$(601)

Totals	$30,172	$76,574	$0	$106,746

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (formerly, Global Multi-Asset Managed Volatility Portfolio) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual consolidated financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s consolidated financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on

ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements (Cont.)

August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including

24	PIMCO VARIABLE INSURANCE TRUST

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simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Capital Securities and Financials Fund	$1,005	$31	$(1,027)	$(27)	$18	$0	$31	$0
PIMCO Diversified Income Active Exchange-Traded Fund	708	0	(735)	(27)	54	0	12	0
PIMCO Emerging Markets Corporate Bond Fund	921	7	(942)	(169)	183	0	9	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	637	0	(677)	(86)	126	0	0	0
PIMCO Income Fund	13,551	645	(10,854)	(357)	757	3,742	645	0
PIMCO Mortgage Opportunities Fund	2,005	49	(2,097)	22	21	0	50	0
PIMCO RAE Fundamental PLUS Fund	0	1,920	(2,180)	260	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	4,131	181,951	(159,600)	(3)	11	26,490	151	0
PIMCO StocksPLUS® Fund	8,636	24	(8,661)	(943)	944	0	24	0
PIMCO TRENDS Managed Futures Strategy Fund	970	0	(1,005)	(57)	92	0	0	0
Totals	$32,564	$184,627	$(187,778)	$(1,387)	$2,206	$30,232	$922	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at

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the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced

(“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability

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and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

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Notes to Financial Statements (Cont.)

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains

(losses) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units

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of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to

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perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the

Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

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Notes to Financial Statements (Cont.)

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Investments in Mutual Funds  To the extent that the Portfolio invests its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of .66%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	DECEMBER 31, 2016	35

Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Administrative Class	0.05%
Advisor Class	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fees, or reimburse the Portfolio, to the extent that the payment of the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The remaining recoverable amount to PIMCO at December 31, 2016 were (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$0	$0	$2	$2

(f) Acquired Fund Fees and Expenses  The Acquired Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds and upon the total annual operating

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO had contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. The waiver terminated during the reporting period on October 21, 2016 when the Commodity Subsidiary ceased operations. For the period ended December 31, 2016, the amount was $105,349.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver could not be terminated by PIMCO and remained in effect until the Commodity Subsidiary ceased operations. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2016, the amount was $25,454.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$339,950	$333,802	$37,931	$85,130

ANNUAL REPORT	DECEMBER 31, 2016	37

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	778	$7,081	1,760	$17,190
Advisor Class	41	378	74	717
Issued as reinvestment of distributions
Administrative Class	83	742	149	1,386
Advisor Class	1	8	1	14
Cost of shares redeemed
Administrative Class	(1,250)	(11,539)	(698)	(6,807)
Advisor Class	(3)	(30)	(1)	(13)
Net increase (decrease) resulting from Portfolio share transactions	(350)	$(3,360)	1,285	$12,487

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Portfolio IV, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary, if any. PIMCO Cayman Commodity Portfolio IV, Ltd. ceased operations on October 21, 2016. The Commodity Subsidiary’s operations were consolidated with the operations of the Portfolio through the date the Commodity Subsidiary ceased operations. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Consolidated Portfolio Net Assets	$99,390
Subsidiary % of Portfolio Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$0
Total liabilities	0
Net assets	$0
Total income	11
Net investment income (loss)	(15)
Net realized gain (loss)	64
Net change in unrealized appreciation (depreciation)	(54)
Increase (decrease) in net assets resulting from operations	$(5)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. Effective October 21, 2016, the Commodity Subsidiary ceased operations (see Note 13).

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-

linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Balanced Allocation Portfolio	$0	$0	$(468)	$(16)	$(983)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Balanced Allocation Portfolio	$983	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Balanced Allocation Portfolio	$108,116	$269	$(1,038)	$(769)

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Balanced Allocation Portfolio	$0	$0	$750	$687	$0	$713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

40	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Balanced Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) present fairly, in all material respects, the financial position of the PIMCO Balanced Allocation Portfolio (formerly the PIMCO Global Multi-Asset Managed Volatility Portfolio) and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
FAR	Wells Fargo Bank National Association	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	HKD	Hong Kong Dollar	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate

42	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Balanced Allocation Portfolio	0.03%	1.80%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

44	PIMCO VARIABLE INSURANCE TRUST

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Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	45

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

46	PIMCO VARIABLE INSURANCE TRUST

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CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	47

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

48	PIMCO VARIABLE INSURANCE TRUST

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organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

50	PIMCO VARIABLE INSURANCE TRUST

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of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT10AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO CommodityRealReturn® Strategy Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high

4	PIMCO VARIABLE INSURANCE TRUST

yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

U.S. Treasury Obligations	61.4%
Short-Term Instruments‡	19.5%
Sovereign Issues	6.3%
Corporate Bonds & Notes	5.2%
U.S. Government Agencies	3.9%
Other	3.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	15.22%	—	—	(10.08)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	14.62%	—	—	(13.15)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	15.16%	(8.90)%	(3.39)%	(1.10)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	14.87%	(9.03)%	(3.49)%	(3.09)%
Bloomberg Commodity Index Total Return±	11.77%	(8.95)%	(5.58)%	(2.68)%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.02% for Institutional Class shares, 1.47% for Class M shares, 1.17% for Administrative Class shares, and 1.27% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to commodities benefited absolute performance, as commodities posted gains.

»

The Portfolio’s construction, which utilizes 1-5 Year U.S. TIPS as collateral backing a portion of the Portfolio’s commodity exposure, benefited relative performance as 1-5 Year U.S. TIPS posted positive returns.

»	An overweight to U.S. real duration benefited relative performance, as yields fell across maturities.

»	Exposure to U.K. index-linked gilts benefited relative performance, as yields fell across maturities.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell across maturities.

ANNUAL REPORT	DECEMBER 31, 2016	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$992.50	$5.11	$1,000.00	$1,020.28	$5.18	1.01%
Class M	1,000.00	990.10	7.38	1,000.00	1,017.99	7.49	1.46
Administrative Class	1,000.00	993.00	5.87	1,000.00	1,019.51	5.95	1.16
Advisor Class	1,000.00	991.20	6.38	1,000.00	1,019.01	6.46	1.26

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2016	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
12/31/2016	$6.89	$0.13	$0.91	$1.04	$(0.09)	$0.00	$(0.09)
12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	(0.20)
12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
12/31/2013~	14.20	0.12	(2.16)	(2.04)	(0.24)	0.00	(0.24)
04/30/2012 - 12/31/2012~	14.80	0.28	(0.02)	0.26	(0.36)	(0.50)	(0.86)
Class M
12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	(0.06)
12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)
11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class
12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)
12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
12/31/2013~	14.26	0.06	(2.14)	(2.08)	(0.22)	0.00	(0.22)
12/31/2012~	14.40	0.28	0.48	0.76	(0.40)	(0.50)	(0.90)
Advisor Class
12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	(0.08)
12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)
12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)
12/31/2013~	14.42	0.06	(2.16)	(2.10)	(0.22)	0.00	(0.22)
12/31/2012~	14.54	0.28	0.46	0.74	(0.36)	(0.50)	(0.86)

*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$7.84	15.22%	$2,813	1.03%		1.17%		0.74%		0.88%		1.82%		206%
6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57
14.20	1.75	166	0.85	*	0.99	*	0.74	*	0.88	*	2.92	*	77

7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206
6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206
6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57
14.26	5.39	572,477	1.00		1.14		0.89		1.03		1.93		77

7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206
6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57
14.42	5.12	148,581	1.10		1.24		0.99		1.13		1.84		77

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$510,972
Investments in Affiliates	6,226
Financial Derivative Instruments
Exchange-traded or centrally cleared	386
Over the counter	7,873
Cash	54
Deposits with counterparty	2,006
Foreign currency, at value	431
Receivable for investments sold	46,779
Receivable for investments sold on a delayed-delivery basis	4,343
Receivable for TBA investments sold	42,833
Receivable for Portfolio shares sold	368
Interest and/or dividends receivable	1,049
Dividends receivable from Affiliates	7
Reimbursement receivable from PIMCO	52
Other assets	25
Total Assets	623,404

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$161,546
Payable for short sales	2,044
Financial Derivative Instruments
Exchange-traded or centrally cleared	556
Over the counter	6,216
Payable for investments purchased	17
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	56,394
Deposits from counterparty	4,481
Payable for Portfolio shares redeemed	308
Accrued investment advisory fees	209
Accrued supervisory and administrative fees	103
Accrued distribution fees	29
Accrued servicing fees	35
Other liabilities	7
Total Liabilities	231,952

Net Assets	$391,452

Net Assets Consist of:
Paid in capital	$388,511
Undistributed net investment income	38,960
Accumulated undistributed net realized gain	(36,356)
Net unrealized appreciation	337

Net Assets	$391,452

Net Assets:
Institutional Class	$2,813
Class M	526
Administrative Class	261,084
Advisor Class	127,029

Shares Issued and Outstanding:
Institutional Class	359
Class M	67
Administrative Class	33,193
Advisor Class	15,978

Net Asset Value Per Share Outstanding:
Institutional Class	$7.84
Class M	7.83
Administrative Class	7.87
Advisor Class	7.95

Cost of investments in securities	$513,099
Cost of investments in Affiliates	$6,226
Cost of foreign currency held	$417
Proceeds received on short sales	$2,030
Cost or premiums of financial derivative instruments, net	$69

* Includes repurchase agreements of:	$50,725

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$10,690
Dividends from Investments in Affiliates	63
Total Income	10,753

Expenses:
Investment advisory fees	2,186
Supervisory and administrative fees	1,078
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	375
Distribution and/or servicing fees - Advisor Class	296
Trustee fees	10
Interest expense	1,066
Total Expenses	5,013
Waiver and/or Reimbursement by PIMCO	(516)
Net Expenses	4,497

Net Investment Income	6,256

Net Realized Gain (Loss):
Investments in securities	(170)
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	(5,201)
Over the counter financial derivative instruments	39,584
Foreign currency	655

Net Realized Gain	34,859

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	9,209
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	2,559
Over the counter financial derivative instruments	(571)
Foreign currency assets and liabilities	(232)

Net Change in Unrealized Appreciation	10,985

Net Increase in Net Assets Resulting from Operations	$52,100

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,256	$793
Net realized gain (loss)	34,859	(147,080)
Net change in unrealized appreciation	10,985	30,345

Net Increase (Decrease) in Net Assets Resulting from Operations	52,100	(115,942)

Distributions to Shareholders:
From net investment income
Institutional Class	(34)	(124)
Class M	(4)	(4)
Administrative Class	(2,789)	(12,616)
Advisor Class	(1,204)	(5,255)

Total Distributions(a)	(4,031)	(17,999)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(7,535)	54,395

Total Increase (Decrease) in Net Assets	40,534	(79,546)

Net Assets:
Beginning of year	350,918	430,464
End of year*	$391,452	$350,918

* Including undistributed (overdistributed) net investment income of:	$38,960	$(3,000)

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$52,100

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(938,932)
Proceeds from sales of long-term securities	985,757
(Purchases) from sales of short-term portfolio investments, net	(42,208)
(Increase) in deposits with counterparty	(525)
Decrease in receivable for investments sold	60,332
Decrease in interest and/or dividends receivable	986
Decrease in dividends receivable from Affiliates	9
(Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,456)
Proceeds from over the counter financial derivative instruments	38,817
(Increase) in reimbursement receivable from PIMCO	(28)
Increase in payable for investments purchased	56,289
(Decrease) in deposits from counterparty	(2,199)
Increase in accrued investment advisory fees	34
Increase in accrued supervisory and administrative fees	16
Increase in accrued distribution fees	5
Increase in accrued servicing fees	1
(Payments on) short sales transactions, net	(4,639)
Proceeds from foreign currency transactions	423
(Decrease) in other liabilities	(20)
Net Realized (Gain) Loss
Investments in securities	170
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	5,201
Over the counter financial derivative instruments	(39,584)
Foreign currency	(655)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(9,209)
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	(2,559)
Over the counter financial derivative instruments	571
Foreign currency assets and liabilities	232
Net amortization (accretion) on investments	505

Net Cash Provided by Operating Activities	158,423

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	88,292
Payments on shares redeemed	(97,992)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	39,160
Payments on reverse repurchase agreements	(42,808)
Proceeds from sale-buyback transactions	3,200,933
Payments on sale-buyback transactions	(3,346,538)

Net Cash (Used for) Financing Activities	(158,953)

Net (Decrease) in Cash and Foreign Currency	(530)

Cash and Foreign Currency:
Beginning of year	1,015
End of year	$485

* Reinvestment of distributions	$4,031

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,241

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.5%

CORPORATE BONDS & NOTES 6.8%

BANKING & FINANCE 5.3%
AerCap Ireland Capital Ltd.
4.625% due 10/30/2020		$200	$208
Ally Financial, Inc.
2.750% due 01/30/2017		2,000	2,001
3.250% due 02/13/2018		1,350	1,360
6.250% due 12/01/2017		300	312
Bank of America N.A.
1.750% due 06/05/2018		2,000	2,000
Citigroup, Inc.
1.406% due 05/01/2017		6,800	6,806
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		1,100	1,110
Deutsche Bank AG
4.250% due 10/14/2021		1,700	1,707
Goldman Sachs Group, Inc.
2.163% due 09/15/2020		1,400	1,414
ING Bank NV
2.625% due 12/05/2022		500	497
International Lease Finance Corp.
8.750% due 03/15/2017		100	101
8.875% due 09/01/2017		200	209
Mitsubishi UFJ Financial Group, Inc.
2.811% due 03/01/2021		600	621
Navient Corp.
5.500% due 01/15/2019		400	416
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	226
Santander Holdings USA, Inc.
2.380% due 11/24/2017		$100	101
Toronto-Dominion Bank
2.250% due 03/15/2021		800	795
Unibail-Rodamco SE
1.650% due 04/16/2019		800	797

			20,681

INDUSTRIALS 0.4%
Aetna, Inc.
1.601% due 12/08/2017		300	301
2.400% due 06/15/2021		200	199
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	836
Hyundai Capital America
2.000% due 07/01/2019		$200	199

			1,535

UTILITIES 1.1%
AT&T, Inc.
1.418% due 03/30/2017		3,150	3,152
Petrobras Global Finance BV
4.875% due 03/17/2020		1,000	991
6.625% due 01/16/2034	GBP	100	108
8.375% due 05/23/2021		$200	216

			4,467

Total Corporate Bonds & Notes (Cost $26,841)			26,683

U.S. GOVERNMENT AGENCIES 5.2%
Fannie Mae
1.106% due 05/25/2042		6	5
1.436% due 02/25/2041		500	506
1.741% due 10/01/2044		6	7
2.560% due 01/01/2036		54	56
2.837% due 07/01/2035		24	25
2.858% due 05/25/2035		45	47
2.872% due 11/01/2034		31	33
3.405% due 11/01/2035		17	17
Fannie Mae, TBA
3.000% due 02/01/2047		3,000	2,974

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/01/2032 - 02/01/2047	$12,000	$12,293
Freddie Mac
0.934% due 02/15/2019	34	34
1.016% due 08/25/2031	1	1
1.154% due 08/15/2033 - 09/15/2042	1,993	1,987
1.741% due 02/25/2045	75	76
2.707% due 01/01/2034	7	7
2.717% due 07/01/2036†	190	199
2.737% due 09/01/2036†	197	208
2.924% due 10/01/2036†	86	91
NCUA Guaranteed Notes
1.102% due 10/07/2020	474	475
1.212% due 12/08/2020	972	977
Small Business Administration
5.510% due 11/01/2027	261	285

Total U.S. Government Agencies (Cost $20,121)		20,303

U.S. TREASURY OBLIGATIONS 81.1%
U.S. Treasury Bonds
3.000% due 05/15/2045†	80	79
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (f)†	97,958	98,873
0.125% due 04/15/2019 (h)	9,903	10,029
0.125% due 04/15/2020 (f)	18,466	18,662
0.125% due 04/15/2021 (f)	13,870	13,958
0.125% due 01/15/2022	7,027	7,044
0.125% due 07/15/2022	14,274	14,320
0.125% due 01/15/2023 (j)	2,618	2,601
0.125% due 07/15/2024	6,749	6,635
0.125% due 07/15/2026	182	176
0.250% due 01/15/2025	4,490	4,418
0.375% due 07/15/2023	15,133	15,280
0.375% due 07/15/2025 (j)	1,335	1,329
0.375% due 07/15/2025 †	2,344	2,333
0.625% due 07/15/2021 (f)	42,920	44,316
0.625% due 01/15/2024	5,781	5,886
0.625% due 01/15/2026 (j)	1,231	1,242
0.625% due 02/15/2043 (j)	147	135
0.750% due 02/15/2042 (j)	770	730
1.250% due 07/15/2020	18,000	19,017
1.375% due 07/15/2018 (f)	6,075	6,306
1.375% due 01/15/2020	5,203	5,474
1.375% due 02/15/2044 (j)	2,323	2,539
1.375% due 02/15/2044 †	104	113
1.625% due 01/15/2018 (j)	462	474
1.625% due 01/15/2018 †	2,192	2,250
1.750% due 01/15/2028	23	26
1.875% due 07/15/2019 (h)	4,472	4,763
2.125% due 01/15/2019 (j)	2,364	2,499
2.125% due 02/15/2040 (j)	414	513
2.125% due 02/15/2041 (j)	309	385
2.375% due 01/15/2025	6,668	7,661
2.500% due 01/15/2029 †	6,564	7,924
3.625% due 04/15/2028 (j)	60	79
3.875% due 04/15/2029 (j)	735	1,006
3.875% due 04/15/2029 †	147	201
U.S. Treasury Notes
1.750% due 11/30/2021	4,800	4,760
2.000% due 02/15/2025 (j)	3,110	3,023
2.000% due 11/15/2026	400	384
2.125% due 12/31/2021 (j)	100	101

Total U.S. Treasury Obligations (Cost $318,146)		317,544

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%
Banc of America Mortgage Trust
3.244% due 06/25/2035	109	102
3.385% due 11/25/2034	82	79
Banc of America Re-REMIC Trust
5.679% due 06/24/2050	43	43
BCAP LLC Trust
5.250% due 08/26/2037	656	678
Bear Stearns Adjustable Rate Mortgage Trust
3.071% due 03/25/2035	83	81

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.356% due 01/25/2035		$303	$299
Citigroup Mortgage Loan Trust, Inc.
3.395% due 09/25/2037 ^		474	406
Commercial Mortgage Trust
5.543% due 12/11/2049		27	27
Countrywide Alternative Loan Trust
0.934% due 12/20/2046 ^		1,446	1,053
6.000% due 02/25/2037 ^		229	160
Countrywide Home Loan Mortgage Pass-Through Trust
3.131% due 11/19/2033		3	3
3.172% due 08/25/2034 ^		27	23
Eurosail PLC
0.675% due 06/13/2045	GBP	4	5
1.325% due 06/13/2045		458	530
First Horizon Alternative Mortgage Securities Trust
2.996% due 06/25/2034		$14	13
GreenPoint Mortgage Funding Trust
0.862% due 11/25/2045		11	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		411	426
GSR Mortgage Loan Trust
3.455% due 01/25/2035		46	44
HarborView Mortgage Loan Trust
0.976% due 03/19/2036		58	43
HomeBanc Mortgage Trust
1.086% due 10/25/2035		124	121
IndyMac Mortgage Loan Trust
3.396% due 11/25/2035 ^		114	106
JPMorgan Commercial Mortgage-Backed Securities Trust
5.753% due 06/18/2049		149	149
JPMorgan Mortgage Trust
3.169% due 02/25/2035		107	105
3.218% due 07/25/2035		56	55
3.248% due 08/25/2035		75	74
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		142	145
Marche Mutui SRL
0.108% due 02/25/2055	EUR	43	45
1.938% due 01/27/2064		119	126
MASTR Adjustable Rate Mortgages Trust
3.043% due 11/21/2034		$37	38
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.444% due 09/15/2030		159	157
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		77	79
Morgan Stanley Capital Trust
5.902% due 06/11/2049		16	16
Residential Accredit Loans, Inc. Trust
1.927% due 09/25/2045		156	135
Royal Bank of Scotland Capital Funding Trust
6.095% due 12/16/2049		307	310
Sequoia Mortgage Trust
0.939% due 07/20/2036		324	297
Structured Adjustable Rate Mortgage Loan Trust
1.974% due 01/25/2035		16	13
3.093% due 02/25/2034		20	20
3.322% due 12/25/2034		102	100
Structured Asset Mortgage Investments Trust
1.396% due 10/19/2034		21	20
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,583
WaMu Mortgage Pass-Through Certificates Trust
1.337% due 05/25/2047		269	238
2.964% due 12/25/2035		192	177
3.007% due 08/25/2035		22	21
Wells Fargo Mortgage-Backed Securities Trust
2.889% due 06/25/2033		64	64
3.109% due 03/25/2036 ^		163	156

Total Non-Agency Mortgage-Backed Securities (Cost $8,041)			8,374

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.8%
Aquilae CLO PLC
0.050% due 01/17/2023	EUR	33	$35
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		$300	300
Cavalry CLO Ltd.
2.230% due 01/17/2024		200	200
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	199	209
0.815% due 01/30/2024	GBP	170	210
Countrywide Asset-Backed Certificates
4.191% due 04/25/2036		$73	75
Credit-Based Asset Servicing and Securitization LLC
0.712% due 07/25/2037		17	10
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	27	28
1.216% due 02/22/2027		$480	477
First Franklin Mortgage Loan Trust
1.436% due 11/25/2035		202	202
GSAMP Trust
0.826% due 12/25/2036		65	35
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		116	93
Navient Student Loan Trust
1.906% due 03/25/2066		692	700
OneMain Financial Issuance Trust
2.470% due 09/18/2024		1,761	1,764
Penta CLO S.A.
0.001% due 06/04/2024	EUR	51	53
Residential Asset Securities Corp. Trust
1.086% due 04/25/2036		$200	175
SLM Student Loan Trust
0.922% due 04/25/2019		1,364	1,349
2.382% due 04/25/2023		2,275	2,280
Structured Asset Securities Corp. Mortgage Loan Trust
2.117% due 04/25/2035		308	292
Symphony CLO Ltd.
1.146% due 05/15/2019		1	1
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		398	398
WhiteHorse Ltd.
2.078% due 02/03/2025		1,900	1,900

Total Asset-Backed Securities (Cost $10,736)			10,786

SOVEREIGN ISSUES 8.3%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	113
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (b)	BRL	39,900	11,885
0.000% due 01/01/2018 (b)		17,600	4,853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
France Government International Bond
1.850% due 07/25/2027 (d)	EUR	645	$869
2.250% due 07/25/2020 (d)		749	899
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)		305	335
2.350% due 09/15/2024 (d)		1,587	1,911
3.100% due 09/15/2026 (d)		107	137
Mexico Government International Bond
4.750% due 06/14/2018	MXN	9,975	467
7.750% due 05/29/2031		26,693	1,288
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	2,723	1,916
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	5	4
3.000% due 02/24/2025		5	4
3.000% due 02/24/2026		18	15
3.000% due 02/24/2029		45	34
3.000% due 02/24/2030		39	29
3.000% due 02/24/2031		45	33
3.000% due 02/24/2032		38	27
3.000% due 02/24/2033		28	20
3.000% due 02/24/2034		21	15
3.000% due 02/24/2035		5	3
3.000% due 02/24/2037		71	47
3.000% due 02/24/2038		71	47
3.000% due 02/24/2040		14	9
3.000% due 02/24/2041		7	5
3.000% due 02/24/2042		49	32
United Kingdom Gilt
0.125% due 03/22/2024 (d)(f)	GBP	1,650	2,397
0.125% due 03/22/2026 (d)		2,266	3,375
0.125% due 03/22/2044 (d)		240	468
0.125% due 03/22/2046 (d)		678	1,360

Total Sovereign Issues (Cost $33,782)			32,597

SHORT-TERM INSTRUMENTS 24.2%

CERTIFICATES OF DEPOSIT 3.7%
Barclays Bank PLC
1.745% due 11/06/2017		$1,400	1,401
1.751% due 09/08/2017		1,000	1,002
Credit Suisse AG
1.753% due 09/12/2017		1,800	1,803
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017		800	801
Natixis S.A.
1.688% due 09/25/2017		2,700	2,709
Norinchukin Bank
1.589% due 10/12/2017		3,000	3,007
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017		1,100	1,102
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.723% due 09/18/2017		$1,800	$1,804

			14,430

REPURCHASE AGREEMENTS (e) 13.0%
			50,725

SHORT-TERM NOTES 4.1%
Federal Home Loan Bank
0.497% due 01/05/2017 (b)(c)†		15,900	15,900

JAPAN TREASURY BILLS 1.8%
(0.305)% due 01/10/2017 - 02/13/2017 (a)(b)	JPY	840,000	7,189

MEXICO TREASURY BILLS 0.0%
5.789% due 02/02/2017 (b)(c)	MXN	2,300	110

U.S. TREASURY BILLS 1.6%
0.448% due 02/02/2017 - 03/09/2017 (a)(b)(f)(h)(j)†		$6,335	6,331

Total Short-Term Instruments (Cost $95,432)			94,685

Total Investments in Securities (Cost $513,099)			510,972

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%
PIMCO Short-Term Floating NAV Portfolio III		629,818	6,226

Total Short-Term Instruments (Cost $6,226)			6,226

Total Investments in Affiliates (Cost $6,226)			6,226

Total Investments 132.1% (Cost $519,325)			$517,198

Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $69)			1,487

Other Assets and Liabilities, net (32.5)%			(127,233)

Net Assets 100.0%			$391,452

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	0.470	% †	12/30/2016	01/03/2017	$21,900	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	$(22,431)	$21,900	$21,901
SAL	0.610	†	12/30/2016	01/03/2017	21,900	U.S. Treasury Notes 2.000% due 11/30/2022	(22,386)	21,900	21,902
SSB	0.010	†	12/30/2016	01/03/2017	525	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(540)	525	525
TDM	0.600	†	12/30/2016	01/03/2017	6,400	U.S. Treasury Notes 2.125% due 05/15/2025	(6,569)	6,400	6,400

Total Repurchase Agreements							$(51,926)	$50,725	$50,728

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions(4)
BPG	0.880%	01/03/2017	01/06/2017	$	(41,523)	$(41,523)
MYI	0.540	10/19/2016	01/17/2017	GBP	(1,965)	(2,409)
TDM	0.830	10/18/2016	01/13/2017	$	(21,026)	(21,063)
	0.860	10/27/2016	01/13/2017		(80,045)	(80,176)
	1.000	11/09/2016	01/09/2017		(786)	(787)
	1.000	11/23/2016	01/13/2017		(15,570)	(15,588)

Total Sale-Buyback Transactions						$(161,546)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(162,199) at a weighted average interest rate of 0.626%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(32) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	01/01/2047	$ 1,000	$(981)	$(993)
Fannie Mae, TBA	4.000	01/01/2047	1,000	(1,049)	(1,051)

Total Short Sales				$(2,030)	$(2,044)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(f)	Securities with an aggregate market value of $161,903 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
BPG	$0	$0	$(41,523)	$(41,523)	$41,604	$81
MYI	0	0	(2,409)	(2,409)	2,397	(12)
TDM	0	0	(117,614)	(117,614)	117,902	(288)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	21,901	0	0	21,901	(22,431)	(530)
SAL	21,902	0	0	21,902	(22,386)	(484)
SSB	525	0	0	525	(540)	(15)
TDM	6,400	0	0	6,400	(6,569)	(169)

Total Borrowings and Other Financing Transactions	$50,728	$0	$(161,546)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(159,137)	$0	$0	$(159,137)
Sovereign Issues	0	(2,409)	0	0	(2,409)

Total Borrowings	$0	$(161,546)	$0	$0	$(161,546)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(161,546)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$0.500	07/21/2017	1	$0	$0
Put - NYMEX Crude Calendar Spread December Futures †	0.500	11/17/2017	1	0	0
Put - NYMEX Crude Calendar Spread July Futures †	0.500	06/19/2017	1	0	0
Put - NYMEX Crude Calendar Spread November Futures †	0.500	10/19/2017	1	0	0
Put - NYMEX Crude Calendar Spread October Futures †	0.500	09/19/2017	1	0	0
Put - NYMEX Crude Calendar Spread September Futures †	0.500	08/21/2017	1	0	0
Put - NYMEX Crude December Futures †	48.000	11/15/2017	10	33	27
Call - NYMEX Crude December Futures †	63.000	11/15/2017	10	21	30

				$54	$57

Total Purchased Options				$54	$57

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$1.000	07/21/2017	2	$0	$0
Put - NYMEX Crude Calendar Spread December Futures †	1.000	11/17/2017	2	0	0
Call - NYMEX Crude Calendar Spread February Futures †	0.250	01/19/2017	4	(1)	0
Put - NYMEX Crude Calendar Spread February Futures †	1.000	01/19/2017	4	0	0
Put - NYMEX Crude Calendar Spread July Futures †	1.000	06/19/2017	2	0	0
Call - NYMEX Crude Calendar Spread March Futures †	0.250	02/17/2017	4	0	0
Put - NYMEX Crude Calendar Spread March Futures †	1.000	02/17/2017	4	0	0
Put - NYMEX Crude Calendar Spread November Futures †	1.000	10/19/2017	2	0	0
Put - NYMEX Crude Calendar Spread October Futures †	1.000	09/19/2017	2	0	0
Put - NYMEX Crude Calendar Spread September Futures †	1.000	08/21/2017	2	0	0
Call - NYMEX Crude February Futures †	50.000	01/17/2017	12	(13)	(48)
Put - NYMEX Natural Gas April Futures †	2.600	03/28/2017	4	(2)	(1)
Put - NYMEX Natural Gas April Futures †	2.700	03/28/2017	3	(2)	(1)
Put - NYMEX Natural Gas April Futures †	2.800	03/28/2017	13	(10)	(4)
Put - NYMEX Natural Gas April Futures †	2.900	03/28/2017	2	(3)	(1)
Put - NYMEX Natural Gas April Futures †	3.000	03/28/2017	1	(1)	(1)
Put - NYMEX Natural Gas March Futures †	2.900	02/23/2017	1	(1)	0

				$(33)	$(56)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/27/2017	20	$(9)	$(4)

Total Written Options				$(42)	$(60)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures †	Short	05/2017	8	$6	$0	$0
Arabica Coffee May Futures †	Short	05/2017	3	12	0	(2)
Brent Crude April Futures †	Short	02/2018	5	(42)	0	0
Brent Crude December Futures †	Long	10/2017	61	238	2	0
Brent Crude December Futures †	Long	10/2018	6	9	1	0
Brent Crude January Futures †	Long	11/2017	10	93	0	0
Brent Crude June Futures †	Short	04/2017	52	(191)	0	(1)
Brent Crude June Futures †	Short	04/2018	4	(7)	0	0
Brent Crude June Futures †	Short	04/2019	6	(4)	0	0
Brent Crude March Futures †	Long	01/2017	43	172	0	(1)
Brent Crude March Futures †	Short	01/2018	12	(19)	0	(1)
Brent Crude May Futures †	Long	03/2017	6	8	0	0
Brent Crude October Futures †	Short	08/2017	5	(51)	0	0
Brent Crude September Futures †	Short	07/2017	31	(223)	0	(1)
Call Options Strike @ USD 65.000 on Brent Crude December Futures †	Short	10/2017	10	(10)	0	(1)
Chicago Ethanol (Platts) December Futures †	Long	12/2017	5	4	1	0
Cocoa December Futures †	Short	12/2017	3	0	1	0
Cocoa September Futures †	Long	09/2017	3	0	0	(1)
Copper May Futures †	Long	05/2017	1	0	0	0
Corn December Futures †	Long	12/2017	18	4	1	0
Corn July Futures †	Long	07/2017	4	1	0	0
Corn May Futures †	Short	05/2017	16	6	0	(1)
Cotton No. 2 March Futures †	Short	03/2017	6	(2)	0	(1)
Cotton No. 2 May Futures †	Long	05/2017	1	0	0	0
Euro-Bobl March Futures	Short	03/2017	12	(16)	1	0
Euro-BTP Italy Government Bond March Futures	Short	03/2017	21	(46)	7	(10)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	10	25	6	(5)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	23	(37)	11	(11)
European Gasoil Crack Spread Swap April Futures †	Long	04/2017	1	0	0	0
European Gasoil Crack Spread Swap December Futures †	Short	12/2017	1	(1)	0	0
European Gasoil Crack Spread Swap June Futures †	Long	06/2017	1	0	0	0
European Gasoil Crack Spread Swap May Futures †	Long	05/2017	1	0	0	0
European Gasoil Crack Spread Swap November Futures †	Short	11/2017	1	0	0	0
European Gasoil Crack Spread Swap October Futures †	Short	10/2017	1	0	0	0
Gas Oil April Futures †	Short	04/2017	4	(7)	1	0
Gas Oil December Futures †	Long	12/2017	20	162	0	(3)
Gas Oil December Futures †	Long	12/2018	6	7	0	(1)
Gas Oil June Futures †	Short	06/2017	10	(85)	2	0
Gas Oil June Futures †	Short	06/2018	13	(74)	2	0
Gas Oil June Futures †	Short	06/2019	3	(3)	0	0
Gold 100 oz. April Futures †	Short	04/2017	2	15	1	0
Gold 100 oz. February Futures †	Short	02/2017	16	123	10	0
Hard Red Winter Wheat July Futures †	Long	07/2017	17	(16)	3	0
Henry Hub Natural Gas April Futures †	Long	03/2017	30	76	0	(3)
Henry Hub Natural Gas March Futures †	Short	02/2017	31	(75)	6	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2017	6	15	0	(1)
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	40	23	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2018	12	(1)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2018	12	3	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2018	12	22	0	(1)
Henry Hub Natural Gas Swap January Futures †	Long	12/2017	12	24	0	(1)
Henry Hub Natural Gas Swap July Futures †	Long	06/2018	12	(1)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2018	12	(2)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2017	6	(15)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2018	20	38	0	(1)
Henry Hub Natural Gas Swap May Futures †	Long	04/2018	12	(2)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2018	12	0	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	36	(85)	2	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2018	12	(2)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2018	12	(2)	0	0
Lead May Futures †	Long	05/2017	2	(8)	0	0
Live Cattle April Futures †	Short	04/2017	6	(2)	3	0
Live Cattle August Futures †	Long	08/2017	6	2	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	13	(64)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures †	Long	03/2017	13	82	1	0
Natural Gas April Futures †	Short	03/2017	2	(4)	1	0
Natural Gas April Futures †	Long	03/2018	60	75	2	0
Natural Gas January Futures †	Long	12/2017	18	62	0	(4)
Natural Gas July Futures †	Long	06/2017	42	153	0	(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas June Futures †	Long	05/2017	4	$15	$0	$(1)
Natural Gas March Futures †	Short	02/2017	18	(16)	13	0
Natural Gas March Futures †	Short	02/2018	42	(137)	8	0
Natural Gas May Futures †	Short	04/2017	22	(102)	6	0
Natural Gas May Futures †	Long	04/2018	1	1	0	0
Natural Gas October Futures †	Short	09/2017	37	(162)	8	0
New York Harbor ULSD April Futures †	Short	03/2017	4	(16)	0	(1)
New York Harbor ULSD Crack Spread April Futures †	Long	04/2017	1	2	0	0
New York Harbor ULSD Crack Spread December Futures †	Short	12/2017	1	(3)	0	0
New York Harbor ULSD Crack Spread June Futures †	Long	06/2017	1	2	0	0
New York Harbor ULSD Crack Spread May Futures †	Long	05/2017	1	2	0	0
New York Harbor ULSD Crack Spread November Futures †	Short	11/2017	1	(2)	0	0
New York Harbor ULSD Crack Spread October Futures †	Short	10/2017	1	(2)	0	0
New York Harbor ULSD July Futures †	Long	06/2017	1	7	0	0
New York Harbor ULSD June Futures †	Short	05/2017	4	(34)	0	(1)
New York Harbor ULSD March Futures †	Long	02/2017	2	11	1	0
New York Harbor ULSD September Futures †	Long	08/2017	2	17	1	0
Platinum April Futures †	Long	04/2017	32	(45)	5	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	113	2	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	113	(6)	0	0
Put Options Strike @ USD 50.000 on Brent Crude December Futures †	Short	10/2017	10	6	0	(1)
RBOB Gasoline April Futures †	Long	03/2017	10	132	0	0
RBOB Gasoline December Futures †	Short	11/2017	3	(6)	0	(1)
RBOB Gasoline February Futures †	Short	01/2017	1	1	0	0
RBOB Gasoline July Futures †	Short	06/2017	1	(9)	0	0
RBOB Gasoline June Futures †	Short	05/2017	9	(126)	0	(1)
RBOB Gasoline March Futures †	Short	02/2017	3	(13)	1	0
Soybean May Futures †	Long	05/2017	1	(1)	0	0
Soybean Meal December Futures †	Short	12/2017	3	1	1	0
Soybean Meal July Futures †	Long	07/2017	3	(1)	0	(1)
Soybean Meal March Futures †	Long	03/2017	11	8	0	(3)
Soybean Meal May Futures †	Short	05/2017	11	(11)	3	0
Soybean November Futures †	Short	11/2017	18	(17)	4	0
Sugar No. 11 July Futures †	Long	06/2017	44	(62)	2	0
Sugar No. 11 March Futures †	Short	02/2017	2	(1)	0	0
Sugar No. 11 May Futures †	Short	04/2017	33	44	0	(1)
U.S. Treasury 10-Year Note March Futures †	Long	03/2017	360	(95)	124	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	63	74	0	(47)
United Kingdom Long Gilt March Futures	Short	03/2017	22	(57)	1	(23)
Wheat July Futures †	Short	07/2017	7	6	0	(1)
Wheat March Futures †	Short	03/2017	12	7	0	(2)
Wheat May Futures †	Short	05/2017	4	(1)	0	(1)
White Sugar March Futures †	Long	02/2017	2	(3)	0	0
WTI Crude August Futures †	Short	07/2017	2	(12)	0	0
WTI Crude December Futures †	Short	11/2017	53	(192)	3	0
WTI Crude December Futures †	Short	11/2018	31	(49)	1	0
WTI Crude February Futures †	Long	01/2017	24	55	0	(1)
WTI Crude June Futures †	Short	05/2017	15	(48)	1	0
WTI Crude June Futures †	Long	05/2018	38	71	0	(1)
WTI Crude June Futures †	Long	05/2019	3	3	0	0
WTI Crude March Futures †	Short	02/2017	21	(70)	1	0
WTI Crude March Futures †	Long	02/2018	33	304	0	(1)
WTI Crude May Futures †	Short	04/2017	4	1	0	0
WTI Crude October Futures †	Long	09/2017	4	24	0	0
WTI Crude September Futures †	Long	08/2017	26	189	0	(1)
WTI Crude September Futures †	Long	08/2018	4	3	0	0
Zinc May Futures †	Long	05/2017	4	(4)	0	0

Total Futures Contracts				$48	$250	$(151)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$200	$(13)	$(6)	$0	$0
CDX.IG-27 5-Year Index	1.000	12/20/2021	2,000	(31)	(1)	0	(1)

				$(44)	$(7)	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/15/2018	$	3,900	$(3)	$(15)	$0	$0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		1,930	43	15	0	(2)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		25,700	250	(1,187)	41	0
Pay*	3-Month USD-LIBOR	2.500	12/19/2023		11,000	8	97	21	0
Receive*	3-Month USD-LIBOR	2.500	02/22/2026		17,600	180	236	0	(41)
Receive*	3-Month USD-LIBOR	2.400	03/16/2026		8,050	119	149	0	(19)
Receive*	3-Month USD-LIBOR	2.300	04/21/2026		4,700	92	111	0	(11)
Receive*	3-Month USD-LIBOR	2.300	04/27/2026		5,700	111	134	0	(13)
Receive*	3-Month USD-LIBOR	1.850	07/20/2026		6,100	243	285	0	(14)
Receive*	3-Month USD-LIBOR	1.850	07/27/2026		2,000	80	83	0	(5)
Receive*	3-Month USD-LIBOR	2.000	07/27/2026		1,600	53	58	0	(4)
Receive	3-Month USD-LIBOR †	1.750	12/21/2026		8,380	444	691	0	(28)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		8,830	728	90	0	(74)
Receive*	3-Month USD-LIBOR	2.750	12/19/2048		2,500	(7)	(69)	0	(23)
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027	GBP	8,440	504	229	0	(62)
Receive*	6-Month GBP-LIBOR	1.500	03/15/2047		800	(17)	(68)	0	(13)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		730	(73)	(40)	0	(13)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	1,200	(4)	(1)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		6,200	(7)	(6)	1	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		5,300	(2)	(2)	1	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		15,800	7	7	6	0
Pay	28-Day MXN-TIIE	8.300	12/11/2031		4,000	3	2	2	0
Receive	CPTFEMU	0.580	10/15/2017	EUR	1,700	0	6	0	0
Pay	CPTFEMU	0.830	05/15/2018		3,700	(40)	(24)	0	0
Receive	CPTFEMU	0.625	09/15/2018		800	3	6	0	0
Receive	CPTFEMU	0.650	10/15/2018		600	3	4	0	0
Receive	CPTFEMU	0.882	11/15/2018		1,100	7	7	0	0
Receive	CPTFEMU	0.806	04/15/2021		2,960	67	48	2	0
Receive	CPTFEMU	0.875	05/15/2021		2,800	60	41	2	0
Pay	CPTFEMU	1.165	12/15/2021		170	0	0	0	0
Receive	CPTFEMU	1.385	12/15/2026		2,700	(26)	(22)	0	(4)
Receive	CPURNSA	2.250	07/15/2017	$	8,700	(453)	(3)	0	(2)
Receive	CPURNSA	2.026	11/23/2020		1,500	9	9	1	0
Receive	CPURNSA	2.021	11/25/2020		1,500	10	10	0	0
Pay	CPURNSA	1.800	09/12/2026		600	(28)	(22)	0	(1)
Receive	FRCPXTOB	0.890	11/15/2018	EUR	800	7	6	1	0
Pay	UKRPI	3.190	04/15/2030	GBP	1,500	(71)	14	0	(3)
Pay	UKRPI	3.350	05/15/2030		2,900	(37)	1	0	(5)
Pay	UKRPI	3.400	06/15/2030		1,500	(10)	(3)	0	(3)
Pay	UKRPI	3.325	08/15/2030		800	(25)	(21)	0	(2)
Pay	UKRPI	3.275	09/15/2030		600	(26)	1	0	(1)
Pay	UKRPI	3.140	04/15/2031		200	(20)	0	0	(1)
Pay	UKRPI	3.585	10/15/2046		500	(20)	8	1	0

						$2,162	$865	$79	$(344)

Total Swap Agreements						$2,118	$858	$79	$(345)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(h)	Securities with an aggregate market value of $2,151 and cash of $2,006 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio(1)	$0	$147	$79	$226	$(4)	$(96)	$(343)	$(443)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)(1)	57	103	0	160	(56)	(55)	(2)	(113)

Total Exchange-Traded or Centrally Cleared	$57	$250	$79	$386	$(60)	$(151)	$(345)	$(556)

(1)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2017		CNH	3,313		$480	$5	$0
	01/2017			$6,489	EUR	6,239	80	0
	02/2017		EUR	6,239		$6,498	0	(80)
BPS	01/2017		BRL	2,700		622	0	(208)
	01/2017		EUR	7,240		7,679	57	0
	01/2017		GBP	5,116		6,397	92	0
	01/2017			$828	BRL	2,700	1	0
	01/2017			2,345	JPY	266,300	0	(66)
	02/2017		JPY	80,000		$764	78	0
	04/2017		BRL	4,200		1,194	0	(65)
	01/2018			910		252	0	(5)
BRC	01/2017		COP	558,548		188	3	0
	02/2017		CNH	27,117		3,984	146	0
CBK	01/2017			2,688		387	2	0
	01/2017		JPY	130,000		1,262	149	0
	01/2017		NZD	2,831		2,004	37	0
	02/2017		JPY	280,000		2,672	272	0
	02/2017	†		$275	EUR	252	0	(9)
DUB	01/2017		BRL	6,715		$1,782	0	(281)
	01/2017			$2,057	BRL	6,715	6	0
	02/2017			1,010		3,415	31	0
	02/2017			2,406	MXN	46,161	0	(192)
	01/2018		BRL	9,500		$2,670	0	(11)
FBF	02/2017			$342	RUB	21,204	0	0
GLM	01/2017		BRL	6,000		$1,404	0	(440)
	01/2017			$1,841	BRL	6,000	3	0
	01/2017			1,940	INR	131,219	0	(11)
	01/2017			535	JPY	60,600	0	(17)
	01/2017			911	SGD	1,320	0	0
	02/2017	†		292	CAD	395	2	0
	02/2017			44	MXN	901	0	(1)
	02/2017			644	RUB	41,222	20	0
	03/2017		SGD	1,320		$911	0	0
HUS	01/2017			1,320		934	23	0
	02/2017		MXN	56,392		2,981	276	0
IND	01/2017			$6,914	GBP	5,647	46	0
	02/2017		GBP	5,647		$6,918	0	(47)
	04/2017		BRL	6,200		1,775	0	(83)
JPM	01/2017		AUD	1,271		938	21	0
	01/2017		BRL	8,360		2,207	0	(361)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017	CAD	395		$295	$0	$0
	01/2017	GBP	531		676	22	0
	01/2017		$2,478	BRL	8,360	91	0
	01/2017		337	EUR	314	0	(7)
	02/2017	CNH	6,408		$934	27	0
	02/2017	GBP	260		322	1	0
	02/2017	JPY	350,000		3,336	335	0
	02/2017	MXN	9,333		452	4	0
	02/2017		$1,018	MXN	21,423	10	0
	04/2017	BRL	29,500		$8,502	0	(341)
	01/2018		1,890		522	0	(11)
MSB	01/2017		2,048		616	0	(13)
	01/2017		$628	BRL	2,048	1	0
NGF	01/2017	BRL	12,200		$3,743	0	(5)
	01/2017		$3,745	BRL	12,200	9	(6)
	01/2018	BRL	5,300		$1,477	0	(18)
SCX	01/2017	CNH	5,653		822	12	0
	01/2017	JPY	466,308		4,173	183	0
	01/2017		$1,672	CNH	11,654	0	(2)
	02/2017	CNH	11,654		$1,655	6	0
	02/2017	MXN	2,281		111	2	0
TOR	01/2017	BRL	4,201		1,031	0	(260)
	01/2017		$1,239	BRL	4,201	52	0
UAG	01/2017	INR	131,219		$1,927	0	(2)
	01/2017		$742	EUR	687	0	(19)
	01/2017		1,244	JPY	140,900	0	(38)
	04/2017		1,907	INR	131,219	1	0

Total Forward Foreign Currency Contracts						$2,106	$(2,599)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	02/13/2017	$ 26,600	$13	$18
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	1,700	170	62
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	1,700	170	267
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018	1,500	102	120
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017	52,300	24	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017	39,600	20	12
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017	20,600	11	10
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	7,300	83	251
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	9,500	110	311
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018	1,900	175	201
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018	600	60	64
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018	600	63	66
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019	2,700	255	313
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	700	70	26
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	700	70	110

							$1,396	$1,832

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$17,100	$240	$81
NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019	17,200	239	82

						$479	$163

Total Purchased Options						$1,875	$1,995

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000%	02/15/2017	EUR	500	$(1)	$0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	03/15/2017		1,600	(3)	(1)
BRC	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017		1,600	(3)	0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.100	02/15/2017		1,000	(2)	0
CBK	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	02/15/2017		300	(1)	0
GST	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	03/15/2017		$4,100	(11)	(10)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017	EUR	500	(1)	0

							$(22)	$(11)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP 2,860	$(23)	$(2)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	700	$(6)	$(1)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020		12,100	(108)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020		1,000	(13)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		900	(9)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(54)	(17)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,600	(52)	(33)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,000	(37)	(18)

							$(283)	$(69)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$7,300	$(103)	$(155)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017	6,700	(48)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	6,700	(54)	(70)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	8,800	(174)	(236)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	2,800	(60)	(78)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	2,800	(63)	(79)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	12,800	(257)	(381)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.800	11/07/2017	3,900	(34)	(8)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.600	11/07/2017	3,900	(34)	(80)

							$(827)	$(1,091)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$34,200	$(240)	$(36)
NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019	34,400	(239)	(37)

						$(479)	$(73)

Total Written Options						$(1,634)	$(1,246)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		95		1,073		(533)		(263)		(288)		84
Notional Amount in $	$	115,945		$350,016		$(94,310)	$	(124,411)	$	(96,940)	$	150,300
Notional Amount in AUD	AUD	0	AUD	880	AUD	(880)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	1,400	EUR	52,804	EUR	(14,620)	EUR	(23,014)	EUR	(9,870)	EUR	6,700
Notional Amount in GBP	GBP	0	GBP	8,440	GBP	0	GBP	(5,580)	GBP	0	GBP	2,860
Premiums	$	(1,165)		$(2,867)		$1,189	$	726	$	441	$	(1,676)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 1Q17 †	$5.540	03/31/2017	600	$0	$(1)	$0	$(1)
	Receive	EURMARGIN 4Q17 †	4.090	12/31/2017	300	0	0	0	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	4,800	0	5	5	0
	Pay	EURSIMP 1Q17 †	2.100	03/31/2017	900	0	(1)	0	(1)
	Receive	EURSIMP 4Q17 †	1.000	12/31/2017	900	0	1	1	0
	Receive	EURSIMP CAL17 †	0.550	12/31/2017	12,000	0	24	24	0
	Pay	Natural Gas †	2.713	01/31/2017	1,700	0	0	0	0
	Pay	Natural Gas †	2.634	02/28/2017	1,600	0	1	1	0
	Pay	OREXIO 1Q17 †	72.750	03/31/2017	1	0	0	0	0
	Receive	PLATGOLD N7 †	238.250	07/07/2017	2,000	6	(26)	0	(20)
GST	Pay	GOLDLNPM †	1,365.100	07/05/2017	200	0	41	41	0
	Receive	OREXIO 1Q17 †	45.750	03/31/2017	2,025	0	54	54	0
	Receive	OREXIO 3Q17 †	69.000	09/30/2017	600	0	(4)	0	(4)
	Receive	OREXIO 4Q17 †	55.350	12/31/2017	876	0	2	2	0
	Receive	PLATGOLD N7 †	232.800	07/05/2017	700	0	(11)	0	(11)
	Receive	PLTMLNPM †	1,106.500	07/05/2017	200	0	(39)	0	(39)
JPM	Receive	EURMARGIN 2H17 †	5.070	12/31/2017	1,200	0	2	2	0
	Receive	EURMARGIN 4Q17 †	3.900	12/31/2017	12,000	0	19	19	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	1,200	0	1	1	0
	Pay	OREXIO 1Q17 †	68.850	03/31/2017	750	0	(2)	0	(2)
	Pay	OREXIO 1Q17 †	73.750	03/31/2017	900	0	1	1	0
	Pay	OREXIO 1Q17 †	76.200	03/31/2017	375	0	2	2	0
	Receive	OREXIO 2Q17 †	45.350	06/30/2017	300	0	6	6	0
MAC	Pay	EURMARGIN 1Q17 †	5.720	03/31/2017	900	0	(1)	0	(1)
	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	300	0	1	1	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	12,000	(13)	(14)	0	(27)
MYC	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	3,000	0	2	2	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	2,700	0	2	2	0
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	4,800	0	6	6	0
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	2,400	0	3	3	0

						$(7)	$74	$173	$ (106)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	0.981%	$ 1,100	$(13)	$14	$1	$0
	Mexico Government International Bond	1.000	06/20/2021	1.407	200	(5)	2	0	(3)
BRC	Mexico Government International Bond	1.000	06/20/2021	1.407	800	(18)	5	0	(13)
CBK	Brazil Government International Bond	1.000	06/20/2021	2.514	100	(8)	2	0	(6)
	Mexico Government International Bond	1.000	06/20/2021	1.407	100	(2)	0	0	(2)
DUB	Brazil Government International Bond	1.000	06/20/2021	2.514	200	(16)	3	0	(13)
	Mexico Government International Bond	1.000	06/20/2021	1.407	100	(2)	0	0	(2)
GST	Brazil Government International Bond	1.000	06/20/2021	2.514	400	(26)	1	0	(25)
HUS	Mexico Government International Bond	1.000	06/20/2021	1.407	500	(11)	3	0	(8)
NGF	Russia Government International Bond	1.000	06/20/2021	1.622	300	(17)	9	0	(8)

						$(118)	$39	$1	$(80)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(5)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$800	$(42)	$33	$0	$(9)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	300	(17)	13	0	(4)

					$(59)	$46	$0	$(13)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	CPURNSA	1.715%	04/15/2017		$11,400	$0	$66	$66	$0
	Receive	CPURNSA	1.010	10/16/2017		1,300	0	16	16	0
	Receive	CPURNSA	1.580	05/23/2018		8,600	0	63	63	0
	Receive	CPURNSA	1.565	06/07/2018		600	0	5	5	0
	Pay	UKRPI	3.430	06/15/2030	GBP	600	0	1	1	0
BPS	Receive	CPTFEMU	0.550	10/15/2017	EUR	100	0	0	0	0
	Receive	CPTFEMU	0.806	04/15/2021		600	0	14	14	0
	Pay	FRCPXTOB	1.140	08/15/2026		1,100	0	(47)	0	(47)
CBK	Pay	CPTFEMU	1.177	05/15/2026		700	0	(22)	0	(22)
DUB	Receive	CPURNSA	2.500	07/15/2022		$1,200	10	(111)	0	(101)
	Receive	CPURNSA	2.560	05/08/2023		13,100	0	(1,120)	0	(1,120)
GLM	Receive	CPURNSA	2.415	02/12/2017		2,900	0	(147)	0	(147)
	Pay	UKRPI	3.400	06/15/2030	GBP	500	2	(5)	0	(3)
	Pay	UKRPI	3.325	08/15/2030		3,940	(12)	(111)	0	(123)
	Pay	UKRPI	3.357	04/15/2035		300	0	(12)	0	(12)
	Receive	UKRPI	3.145	05/15/2046		20	0	5	5	0
	Receive	UKRPI	3.120	06/15/2046		250	0	68	68	0
JPM	Receive	CPURNSA	1.550	07/26/2021		$1,100	0	34	34	0
	Receive	CPURNSA	1.602	09/12/2021		770	0	21	21	0
	Pay	CPURNSA	1.730	07/26/2026		1,100	0	(60)	0	(60)
	Pay	CPURNSA	1.762	08/30/2026		1,900	0	(95)	0	(95)
	Pay	CPURNSA	1.801	09/12/2026		770	0	(36)	0	(36)
	Pay	CPURNSA	1.805	09/12/2026		700	0	(33)	0	(33)
	Pay	CPURNSA	1.780	09/15/2026		500	0	(25)	0	(25)
	Pay	UKRPI	3.400	06/15/2030	GBP	100	0	(1)	0	(1)
MYC	Pay	CPURNSA	1.810	07/19/2026		$400	0	(19)	0	(19)
	Pay	CPURNSA	1.800	07/20/2026		1,500	0	(72)	0	(72)
	Pay	CPURNSA	1.805	09/20/2026		300	0	(14)	0	(14)
RYL	Pay	UKRPI	3.140	07/15/2031	GBP	200	0	(23)	0	(23)

							$0	$(1,660)	$293	$(1,953)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	BCOMF1T Index †	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	$7,116	$0	$50	$50	$0
	Receive	BCOMTR Index †	142,044	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	24,933	0	194	194	0
	Pay	SPGCINP Index †	12,286	(0.100)%	02/15/2017	2,128	0	112	112	0
CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	36	0	0	0	0
	Receive	BCOMTR Index †	362,363	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	63,606	0	494	494	0
	Receive	BCOMTR2 Index †	56,759	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	10,891	0	84	84	0
	Receive	CVICXMB2 Index †	20,129	0.100%	02/15/2017	2,133	0	0	0	0
	Receive	CVICXMB3 Index †	18,768	0.100%	02/15/2017	2,198	0	(3)	0	(3)
CIB	Receive	BCOMTR Index †	5,671	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	995	0	8	8	0
FBF	Receive	BCOMTR Index †	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	21,976	0	171	171	0
GST	Receive	BCOMF1T Index †	8,360	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	2,856	0	20	20	0
	Receive	BCOMTR Index †	37,812	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	6,637	0	52	52	0
	Receive	BCOMTR11A Index †	140,382	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	32,970	0	264	264	0
	Pay	SPGCINP Index †	7,687	(0.100)%	08/15/2017	1,332	0	70	70	0
JPM	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	230	0	2	2	0
	Receive	BCOMTR Index †	132,649	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	23,284	0	181	181	0
	Receive	JMABCTNE Index †	23,274	0.150%	02/15/2017	2,619	0	(1)	0	(1)
	Receive	JMABDEWE Index †	5,533	0.300%	02/15/2017	5,750	0	(64)	0	(64)
	Receive	JMABFNJ1 Index †	111,948	0.700%	02/15/2017	11,632	0	(131)	0	(131)
	Receive	JMABNICP Index †	12,178	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	5,635	0	(20)	0	(20)
	Pay	SPGCINP Index †	120	(0.050)%	02/15/2017	21	0	1	1	0
MAC	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	11,052	0	86	86	0
	Receive	BCOMTR2 Index †	147,836	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	13,843	0	107	107	0
MEI	Receive	BCOMTR2 Index †	292,026	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	38,284	0	299	299	0
MYC	Receive	BCOMTR Index †	446,022	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	78,291	0	608	608	0
	Receive	BCOMTR1 Index †	232,041	3-Month U.S. Treasury Bill rate plus a specified spread	02/15/2017	45,108	0	350	350	0

							$0	$2,934	$3,153	$(219)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Pay	GOLDLNPM Index †	3.901%	05/04/2017	$ 150	$0	$2	$2	$0
	Pay	GOLDLNPM Index †	4.000	05/08/2017	250	0	4	4	0
	Pay	GOLDLNPM Index †	7.981	04/22/2020	302	0	8	8	0
	Pay	GOLDLNPM Index †	8.585	04/27/2020	1,024	0	33	33	0
	Pay	GOLDLNPM Index †	8.703	04/28/2020	339	0	11	11	0
	Pay	GOLDLNPM Index †	7.023	07/29/2020	943	0	27	27	0
	Pay	GOLDLNPM Index †	7.840	09/09/2020	179	0	4	4	0
JPM	Pay	GOLDLNPM Index †	10.890	04/29/2020	303	0	17	17	0
	Pay	GOLDLNPM Index †	11.156	05/07/2020	599	0	34	34	0
	Pay	GOLDLNPM Index †	9.000	07/24/2020	333	0	12	12	0

						$0	$152	$152	$0

Total Swap Agreements						$(184)	$1,585	$3,772	$(2,371)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(j)	Securities with an aggregate market value of $2,620 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$85	$0	$152	$237	$(80)	$(3)	$(3)	$(86)	$151	$0	$151
BPS	228	0	14	242	(344)	(1)	(47)	(392)	(150)	73	(77)
BRC	149	0	0	149	0	0	(13)	(13)	136	0	136
CBK	460	18	0	478	0	0	(30)	(30)	448	(300)	148
DUB	37	449	0	486	(484)	(155)	(1,245)	(1,884)	(1,398)	1,167	(231)
FAR	0	81	0	81	0	(36)	0	(36)	45	0	45
GLM	23	1	73	97	(469)	(91)	(285)	(845)	(748)	622	(126)
GST	0	0	0	0	0	(10)	(29)	(39)	(39)	0	(39)
HUS	299	0	0	299	0	0	(8)	(8)	291	(260)	31
IND	46	0	0	46	(130)	0	0	(130)	(84)	0	(84)
JPM	511	0	55	566	(720)	(51)	(250)	(1,021)	(455)	279	(176)
MSB	1	0	0	1	(13)	0	0	(13)	(12)	0	(12)
MYC	0	1,228	0	1,228	0	(774)	(105)	(879)	349	(310)	39
NGF	9	218	0	227	(29)	(37)	(8)	(74)	153	0	153
RYL	0	0	0	0	0	(88)	(23)	(111)	(111)	0	(111)
SCX	203	0	0	203	(2)	0	0	(2)	201	(260)	(59)
TOR	52	0	0	52	(260)	0	0	(260)	(208)	264	56
UAG	1	0	0	1	(59)	0	0	(59)	(58)	0	(58)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BPS	0	0	387	387	0	0	(22)	(22)	365	(420)	(55)
CBK	0	0	578	578	(9)	0	(3)	(12)	566	(640)	(74)
CIB	0	0	8	8	0	0	0	0	8	0	8
FBF	0	0	171	171	0	0	0	0	171	0	171
GLM	2	0	0	2	0	0	0	0	2	0	2
GST	0	0	592	592	0	0	(54)	(54)	538	(580)	(42)
JPM	0	0	278	278	0	0	(218)	(218)	60	(280)	(220)
MAC	0	0	194	194	0	0	(28)	(28)	166	0	166
MEI	0	0	299	299	0	0	0	0	299	(340)	(41)
MYC	0	0	971	971	0	0	0	0	971	(3,990)	(3,019)

Total Over the Counter	$2,106	$1,995	$3,772	$7,873	$(2,599)	$(1,246)	$(2,371)	$(6,216)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$57	$0	$0	$0	$0	$57
Futures	100	0	0	0	150	250
Swap Agreements	0	0	0	0	79	79

	$157	$0	$0	$0	$229	$386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,106	$0	$2,106
Purchased Options	0	0	0	0	1,995	1,995
Swap Agreements	3,478	1	0	0	293	3,772

	$3,478	$1	$0	$2,106	$2,288	$7,873

	$3,635	$1	$0	$2,106	$2,517	$8,259

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$56	$0	$0	$0	$4	$60
Futures	55	0	0	0	96	151
Swap Agreements	0	1	0	0	344	345

	$111	$1	$0	$0	$444	$556

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,599	$0	$2,599
Written Options	0	11	0	2	1,233	1,246
Swap Agreements	325	93	0	0	1,953	2,371

	$325	$104	$0	$2,601	$3,186	$6,216

	$436	$105	$0	$2,601	$3,630	$6,772

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2016:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$36	$0	$0	$0	$(14)	$22
Written Options	183	0	0	0	11	194
Futures	(47)	0	0	0	16	(31)
Swap Agreements	0	(156)	0	0	(5,230)	(5,386)

	$172	$(156)	$0	$0	$(5,217)	$(5,201)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,378)	$0	$(1,378)
Purchased Options	(23)	0	0	(17)	(834)	(874)
Written Options	148	54	0	262	579	1,043
Swap Agreements	42,031	80	22	3	(1,343)	40,793

	$42,156	$134	$22	$(1,130)	$(1,598)	$39,584

	$42,328	$(22)	$22	$(1,130)	$(6,815)	$34,383

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$18	$0	$0	$0	$(2)	$16
Written Options	(57)	0	0	0	5	(52)
Futures	388	0	0	0	(245)	143
Swap Agreements	0	6	0	0	2,446	2,452

	$349	$6	$0	$0	$2,204	$2,559

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(943)	$0	$(943)
Purchased Options	0	0	0	0	328	328
Written Options	(29)	7	0	(4)	(151)	(177)
Swap Agreements	(1,238)	82	(22)	0	1,399	221

	$(1,267)	$89	$(22)	$(947)	$1,576	$(571)

	$(918)	$95	$(22)	$(947)	$3,780	$1,988

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,681	$0	$20,681
Industrials	0	1,535	0	1,535
Utilities	0	4,467	0	4,467
U.S. Government Agencies	0	20,303	0	20,303
U.S. Treasury Obligations	0	317,544	0	317,544
Non-Agency Mortgage-Backed Securities	0	8,374	0	8,374
Asset-Backed Securities	0	10,786	0	10,786
Sovereign Issues	0	32,597	0	32,597
Short-Term Instruments
Certificates of Deposit	0	14,430	0	14,430
Repurchase Agreements	0	50,725	0	50,725
Short-Term Notes	0	15,900	0	15,900
Japan Treasury Bills	0	7,189	0	7,189
Mexico Treasury Bills	0	110	0	110
U.S. Treasury Bills	0	6,331	0	6,331

	$0	$510,972	$0	$510,972

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,226	$0	$0	$6,226

Total Investments	$6,226	$510,972	$0	$517,198

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,044)	$0	$(2,044)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	307	79	0	386
Over The Counter	0	7,872	1	7,873

	$307	$7,951	$1	$8,259

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(211)	(345)	0	(556)
Over The Counter	0	(6,216)	0	(6,216)

	$(211)	$(6,561)	$0	$(6,772)

Total Financial Derivative Instruments	$96	$1,390	$1	$1,487

Totals	$6,322	$510,318	$1	$516,641

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual consolidated financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s consolidated financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation

Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

ANNUAL REPORT	DECEMBER 31, 2016	35

Notes to Financial Statements (Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,627	$437,463	$(437,875)	$(9)	$20	$6,226	$63	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The

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Notes to Financial Statements (Cont.)

interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

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(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying

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instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing

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Notes to Financial Statements (Cont.)

organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in

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the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect

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Notes to Financial Statements (Cont.)

itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies,

44	PIMCO VARIABLE INSURANCE TRUST

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inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Class M	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

ANNUAL REPORT	DECEMBER 31, 2016	47

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the

Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2016, the amount was $515,709.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$11,834	$6,852

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

48	PIMCO VARIABLE INSURANCE TRUST

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correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$861,209	$865,927	$71,126	$98,824

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	81	$583	201	$1,746
Class M	35	260	48	414
Administrative Class	7,987	59,512	10,540	87,701
Advisor Class	3,502	26,251	3,748	32,173
Issued as reinvestment of distributions
Institutional Class	4	34	14	124
Class M	1	4	1	4
Administrative Class	370	2,789	1,437	12,616
Advisor Class	158	1,204	592	5,255
Cost of shares redeemed
Institutional Class	(91)	(662)	(81)	(686)
Class M	(13)	(96)	(7)	(60)
Administrative Class	(10,047)	(74,716)	(8,191)	(69,298)
Advisor Class	(3,000)	(22,698)	(1,833)	(15,594)
Net increase (decrease) resulting from Portfolio share transactions	(1,013)	$(7,535)	6,469	$54,395

~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 15% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in

ANNUAL REPORT	DECEMBER 31, 2016	49

Notes to Financial Statements (Cont.)

the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$391,452
Subsidiary % of Portfolio Net Assets	22.2%
Subsidiary Financial Statement Information
Total assets	$90,924
Total liabilities	3,853
Net assets	$87,071
Total income	695
Net investment income (loss)	151
Net realized gain (loss)	43,003
Net change in unrealized appreciation (depreciation)	(1,295)
Increase (decrease) in net assets resulting from operations	$41,859

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the

Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be

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adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO CommodityRealReturn® Strategy Portfolio	$42,134	$0	$(3,493)	$(347)	$(35,353)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$13,931	$21,422

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO CommodityRealReturn® Strategy Portfolio	$520,691	$2,225	$(5,718)	$(3,493)

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO CommodityRealReturn® Strategy Portfolio	$4,031	$0	$0	$17,999	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of the PIMCO CommodityRealReturn® Strategy Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	CVICXMB2	Citi Congestion Ex PM M F2 Index	JMABFNJ1	J.P. Morgan FNJ 1 Index
BCOMTR	Bloomberg Commodity Index Total Return	CVICXMB3	Citi Congestion Ex PM M F3 Index	JMABNICP	JPMorgan Nic P Custom Index
CDX.HY	Credit Derivatives Index - High Yield	EURMARGIN	European Refined Margin	OREXIO	Iron Ore Spread
CDX.IG	Credit Derivatives Index - Investment Grade	EURSIMP	Weighted Basket of Refined Products	PLTMLNPM	London Platinum & Palladium Market PM Fix
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCINP	S&P GSCI Industrial Metals ER
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABDEWE	J.P. Morgan JMABDEWE Commodity Index

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TBD	To Be Determined
CDO	Collateralized Debt Obligation	oz.	Ounce	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	YOY	Year-Over-Year
NCUA	National Credit Union Administration

ANNUAL REPORT	DECEMBER 31, 2016	53

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn® Strategy Portfolio	0.00%	0.00%	$4,031	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

54	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	55

Management of the Trust (cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

56	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	57

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Emerging Markets Bond Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages

4	PIMCO VARIABLE INSURANCE TRUST

or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2016†§

Mexico	13.6%
Brazil	11.7%
Indonesia	8.4%
United States‡	6.1%
Luxembourg	5.4%
Other‡	54.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Emerging Markets Bond Portfolio Institutional Class	13.48%	—	—	3.17%
PIMCO Emerging Markets Bond Portfolio Class M	12.97%	—	—	2.47%
PIMCO Emerging Markets Bond Portfolio Administrative Class	13.31%	4.28%	5.66%	9.43%
PIMCO Emerging Markets Bond Portfolio Advisor Class	13.20%	4.18%	5.56%	5.94%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	10.19%	5.44%	6.75%	9.60%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Long exposure to Brazilian corporate and quasi-sovereign external debt contributed to performance, as Brazilian debt outperformed the Portfolio’s benchmark.

»	Long exposure to Russian corporate and quasi-sovereign external debt contributed to performance, as Russian debt outperformed the Portfolio’s benchmark.

»	Short exposure to the South African rand detracted from performance, as the rand strengthened over the reporting period.

»	An underweight to Ukraine, which outperformed the benchmark index over the reporting period, detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.90	$4.35	$1,000.00	$1,021.09	$4.37	0.85%
Class M	1,000.00	1,011.60	6.64	1,000.00	1,018.80	6.67	1.30
Administrative Class	1,000.00	1,013.10	5.12	1,000.00	1,020.33	5.13	1.00
Advisor Class	1,000.00	1,012.60	5.63	1,000.00	1,019.82	5.65	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Institutional Class
12/31/2016	$11.70	$0.67	$0.88	$1.55	$(0.67)	$0.00	$(0.67)
12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	(0.86)
04/30/2012 - 12/31/2012	14.42	0.48	0.92	1.40	(0.50)	0.00	(0.50)
Class M
12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	(0.62)
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)
Administrative Class
12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	(0.66)
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	(0.83)
12/31/2012	13.65	0.66	1.73	2.39	(0.72)	0.00	(0.72)
Advisor Class
12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	(0.64)
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	(0.82)
12/31/2012	13.65	0.65	1.72	2.37	(0.70)	0.00	(0.70)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Net Investment Income		Portfolio Turnover Rate

$12.58	13.48%	$21,191	0.85%		5.37%		33%
11.70	(2.09)	13,852	0.85		5.23		29
12.69	1.66	6,252	0.85		5.02		29
13.44	(6.81)	370	0.85		4.82		24
15.32	9.91	428	0.85	*	4.77	*	20

12.58	12.97	729	1.30		4.92		33
11.70	(2.53)	475	1.30		4.84		29
12.69	(4.32)	27	1.30	*	4.92	*	29

12.58	13.31	217,567	1.00		5.19		33
11.70	(2.24)	216,156	1.00		5.02		29
12.69	1.51	238,653	1.00		4.83		29
13.44	(6.95)	271,266	1.00		4.67		24
15.32	17.87	337,210	1.00		4.51		20

12.58	13.20	45,559	1.10		5.12		33
11.70	(2.34)	32,407	1.10		4.91		29
12.69	1.41	38,685	1.10		4.73		29
13.44	(7.04)	31,270	1.10		4.56		24
15.32	17.75	52,398	1.10		4.42		20

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$280,188
Investments in Affiliates	7,820
Financial Derivative Instruments
Exchange-traded or centrally cleared	35
Over the counter	1,845
Cash	54
Deposits with counterparty	1,621
Foreign currency, at value	132
Receivable for investments sold	312
Receivable for Portfolio shares sold	366
Interest and/or dividends receivable	4,336
Dividends receivable from Affiliates	6
Total Assets	296,715

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,346
Financial Derivative Instruments
Exchange-traded or centrally cleared	12
Over the counter	2,195
Payable for investments purchased	914
Payable for investments in Affiliates purchased	6
Deposits from counterparty	810
Payable for Portfolio shares redeemed	123
Accrued investment advisory fees	115
Accrued supervisory and administrative fees	102
Accrued distribution fees	11
Accrued servicing fees	29
Other liabilities	6
Total Liabilities	11,669

Net Assets	$285,046

Net Assets Consist of:
Paid in capital	$295,991
Undistributed net investment income	4,883
Accumulated undistributed net realized (loss)	(6,123)
Net unrealized (depreciation)	(9,705)

Net Assets	$285,046

Net Assets:
Institutional Class	$21,191
Class M	729
Administrative Class	217,567
Advisor Class	45,559

Shares Issued and Outstanding:
Institutional Class	1,685
Class M	58
Administrative Class	17,295
Advisor Class	3,622

Net Asset Value Per Share Outstanding:
Institutional Class	$12.58
Class M	12.58
Administrative Class	12.58
Advisor Class	12.58

Cost of investments in securities	$291,247
Cost of investments in Affiliates	$7,820
Cost of foreign currency held	$126
Cost or premiums of financial derivative instruments, net	$(1,520)

* Includes repurchase agreements of:	$422

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$17,683
Dividends from Investments in Affiliates	115
Total Income	17,798

Expenses:
Investment advisory fees	1,292
Supervisory and administrative fees	1,149
Distribution and/or servicing fees - Class M	3
Servicing fees - Administrative Class	342
Distribution and/or servicing fees - Advisor Class	103
Trustee fees	8
Interest expense	4
Total Expenses	2,901

Net Investment Income	14,897

Net Realized Gain (Loss):
Investments in securities	(1,124)
Investments in Affiliates	(70)
Exchange-traded or centrally cleared financial derivative instruments	594
Over the counter financial derivative instruments	(2,737)
Foreign currency	143

Net Realized (Loss)	(3,194)

Net Change in Unrealized Appreciation:
Investments in securities	20,732
Investments in Affiliates	95
Exchange-traded or centrally cleared financial derivative instruments	114
Over the counter financial derivative instruments	2,264
Foreign currency assets and liabilities	17

Net Change in Unrealized Appreciation	23,222

Net Increase in Net Assets Resulting from Operations	$34,925

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,897	$14,231
Net realized (loss)	(3,194)	(4,195)
Net change in unrealized appreciation (depreciation)	23,222	(16,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,925	(6,231)

Distributions to Shareholders:
From net investment income
Institutional Class	(952)	(567)
Class M	(32)	(14)
Administrative Class	(12,030)	(12,491)
Advisor Class	(2,137)	(1,874)
From net realized capital gains
Institutional Class	0	(73)
Class M	0	(2)
Administrative Class	0	(1,168)
Advisor Class	0	(175)

Total Distributions(a)	(15,151)	(16,364)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	2,382	1,868

Total Increase (Decrease) in Net Assets	22,156	(20,727)

Net Assets:
Beginning of year	262,890	283,617
End of year*	$285,046	$262,890

* Including undistributed net investment income of:	$4,883	$7,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

ARGENTINA 3.5%

SOVEREIGN ISSUES 3.5%
Argentina Bonar Bond
8.750% due 05/07/2024		$200	$238
Provincia de Buenos Aires
9.950% due 06/09/2021		300	339
10.875% due 01/26/2021 (h)		200	230
Provincia de Cordoba
7.125% due 06/10/2021		150	154
Argentine Republic Government International Bond
2.500% due 12/31/2038		3,200	1,976
5.000% due 01/15/2027	EUR	150	140
6.250% due 04/22/2019		$800	856
6.625% due 07/06/2028		600	590
6.875% due 04/22/2021		900	961
7.125% due 07/06/2036		900	858
7.500% due 04/22/2026		2,300	2,421
7.625% due 04/22/2046		1,100	1,103

Total Argentina (Cost $9,738)			9,866

AZERBAIJAN 0.4%

CORPORATE BONDS & NOTES 0.2%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$600	647

SOVEREIGN ISSUES 0.2%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		600	598

Total Azerbaijan (Cost $1,186)			1,245

BERMUDA 0.3%

CORPORATE BONDS & NOTES 0.3%
Tengizchevroil Finance Co. International Ltd.
4.000% due 08/15/2026		$1,000	942

Total Bermuda (Cost $993)			942

BRAZIL 11.9%

CORPORATE BONDS & NOTES 7.4%
Banco do Brasil S.A.
3.875% due 10/10/2022		$2,125	1,982
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	449
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	519
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		3,800	3,562
BRF S.A.
3.950% due 05/22/2023		1,500	1,435
Caixa Economica Federal
4.500% due 10/03/2018		500	506
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,577
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	397
Petrobras Global Finance BV
5.750% due 01/20/2020		8,850	8,983
6.750% due 01/27/2041		200	169
6.850% due 06/05/2115		600	489
6.875% due 01/20/2040		200	173
8.375% due 05/23/2021		400	432
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^		400	220

			20,893

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.5%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$840	$882
6.500% due 06/10/2019		830	886
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,804
5.625% due 01/07/2041		50	44
5.625% due 02/21/2047		900	792
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	100	28
0.000% due 01/01/2018 (c)		21,300	5,873
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,000	2,373

			12,682

Total Brazil (Cost $34,673)			33,575

CAYMAN ISLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		$45	45
0.000% due 11/30/2025 (c)		357	291
0.000% due 05/15/2030 (c)		800	492
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		1,000	1,060
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		644	294
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)		1,368	407
6.750% due 10/01/2023 (f)		1,178	324
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		40	39

Total Cayman Islands (Cost $4,855)			2,952

CHILE 2.4%

CORPORATE BONDS & NOTES 2.3%
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		$1,000	1,052
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400	363
4.500% due 09/16/2025 (h)		1,300	1,321
4.875% due 11/04/2044		600	592
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		700	702
GNL Quintero S.A.
4.634% due 07/31/2029		800	790
Itau CorpBanca
3.875% due 09/22/2019		600	619
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		952	943
4.500% due 08/15/2025		278	270

			6,652

SOVEREIGN ISSUES 0.1%
Chile Government International Bond
3.625% due 10/30/2042		150	140

Total Chile (Cost $6,754)			6,792

CHINA 1.4%

CORPORATE BONDS & NOTES 1.4%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (e)		$800	805
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		600	631
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		700	729
4.875% due 05/17/2042		500	529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	$1,000	$956
3.700% due 06/10/2025	300	302

Total China (Cost $3,890)		3,952

COLOMBIA 4.0%

CORPORATE BONDS & NOTES 1.7%
Ecopetrol S.A.
4.125% due 01/16/2025	$300	282
5.875% due 09/18/2023	2,000	2,122
5.875% due 05/28/2045	1,700	1,477
7.375% due 09/18/2043	900	916

		4,797

SOVEREIGN ISSUES 2.3%
Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,457
4.375% due 07/12/2021	3,100	3,255
8.125% due 05/21/2024	300	376
10.375% due 01/28/2033	225	329

		6,417

Total Colombia (Cost $11,285)		11,214

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	$400	367
4.375% due 04/30/2025	200	178
5.625% due 04/30/2043	400	319

Total Costa Rica (Cost $1,000)		864

DOMINICAN REPUBLIC 0.6%

SOVEREIGN ISSUES 0.6%
Dominican Republic International Bond
5.500% due 01/27/2025	$700	678
6.850% due 01/27/2045	400	380
6.875% due 01/29/2026	500	522

Total Dominican Republic (Cost $1,670)		1,580

ECUADOR 0.8%

SOVEREIGN ISSUES 0.8%
Ecuador Government International Bond
7.950% due 06/20/2024	$200	192
9.650% due 12/13/2026	500	513
10.750% due 03/28/2022	1,400	1,522

Total Ecuador (Cost $2,088)		2,227

EL SALVADOR 1.5%

SOVEREIGN ISSUES 1.5%
El Salvador Government International Bond
5.875% due 01/30/2025	$2,300	2,116
6.375% due 01/18/2027	400	370
7.625% due 02/01/2041	360	328
7.650% due 06/15/2035	1,545	1,441

Total El Salvador (Cost $4,757)		4,255

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Ethiopia International Bond
6.625% due 12/11/2024	$200	185

Total Ethiopia (Cost $200)		185

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GABON 0.3%

SOVEREIGN ISSUES 0.3%
Gabon Government International Bond
6.375% due 12/12/2024	$1,002	$938

Total Gabon (Cost $982)		938

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
4.250% due 10/14/2021	$1,700	1,707

Total Germany (Cost $1,702)		1,707

GHANA 0.1%

SOVEREIGN ISSUES 0.1%
Ghana Government International Bond
9.250% due 09/15/2022	$200	214

Total Ghana (Cost $200)		214

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%
Guatemala Government International Bond
4.875% due 02/13/2028	$610	592
5.750% due 06/06/2022	1,260	1,360

Total Guatemala (Cost $1,901)		1,952

HONG KONG 1.2%

CORPORATE BONDS & NOTES 1.2%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$600	598
CNOOC Finance Ltd.
3.875% due 05/02/2022	700	717
CNOOC Finance USA LLC
3.500% due 05/05/2025	200	195
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	700	717
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	504
Nexen Energy ULC
6.400% due 05/15/2037	50	60
7.500% due 07/30/2039	450	613

Total Hong Kong (Cost $3,312)		3,404

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500	553

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100	109

Total Hungary (Cost $597)		662

INDIA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of India
3.375% due 08/05/2026	$700	655

Total India (Cost $700)		655

INDONESIA 8.5%

CORPORATE BONDS & NOTES 4.6%
Majapahit Holding BV
7.750% due 01/20/2020	$840	945
7.875% due 06/29/2037	700	830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pelabuhan Indonesia Persero PT
4.875% due 10/01/2024		$500	$505
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	382
Pertamina Persero PT
4.300% due 05/20/2023		1,500	1,498
4.875% due 05/03/2022		700	721
5.250% due 05/23/2021		800	844
6.000% due 05/03/2042		1,500	1,449
6.450% due 05/30/2044		2,100	2,134
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		3,600	3,870

			13,178

SOVEREIGN ISSUES 3.9%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	600	636
2.875% due 07/08/2021		300	330
3.375% due 04/15/2023		$2,000	1,956
4.750% due 01/08/2026		3,400	3,518
5.125% due 01/15/2045		200	200
5.250% due 01/17/2042		400	405
5.250% due 01/08/2047		600	601
6.625% due 02/17/2037		900	1,044
6.750% due 01/15/2044		1,900	2,305
7.750% due 01/17/2038		100	129

			11,124

Total Indonesia (Cost $24,094)			24,302

IRELAND 2.6%

CORPORATE BONDS & NOTES 2.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,100	1,205
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021		1,300	1,416
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		3,100	3,202
6.025% due 07/05/2022		1,600	1,679

Total Ireland (Cost $7,243)			7,502

ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		$800	802

Total Israel (Cost $789)			802

IVORY COAST 0.4%

SOVEREIGN ISSUES 0.4%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$1,000	967
6.375% due 03/03/2028		300	294

Total Ivory Coast (Cost $1,286)			1,261

JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028		$200	219
7.875% due 07/28/2045		200	218

Total Jamaica (Cost $400)			437

JORDAN 0.5%

SOVEREIGN ISSUES 0.5%
Jordan Government International Bond
5.750% due 01/31/2027		$1,600	1,520

Total Jordan (Cost $1,594)			1,520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 3.5%

CORPORATE BONDS & NOTES 2.5%
KazMunayGas National Co. JSC
4.400% due 04/30/2023		$1,000	$986
7.000% due 05/05/2020		4,350	4,790
Samruk-Energy JSC
3.750% due 12/20/2017		1,400	1,411

			7,187

SOVEREIGN ISSUES 1.0%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	905
4.875% due 10/14/2044		800	766
6.500% due 07/21/2045		1,100	1,263

			2,934

Total Kazakhstan (Cost $9,593)			10,121

LUXEMBOURG 5.5%

CORPORATE BONDS & NOTES 5.5%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,785
6.000% due 11/27/2023		300	319
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,000	2,164
6.510% due 03/07/2022		750	830
7.288% due 08/16/2037		460	525
9.250% due 04/23/2019		1,000	1,135
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,963
6.299% due 05/15/2017		1,640	1,663
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		600	639
6.125% due 02/07/2022		3,700	4,032
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	621

Total Luxembourg (Cost $15,136)			15,676

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	202

Total Malaysia (Cost $198)			202

MEXICO 13.4%

		SHARES
COMMON STOCKS 0.0%
Desarrolladora Homex S.A.B. de C.V. (a)		17,978	1
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

			1

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 8.9%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN $	6,000	264
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$1,400	1,379
Banco Nacional de Comercio Exterior SNC
3.800% due 08/11/2026		800	751
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,352
6.750% due 09/30/2022		500	546
Comision Federal de Electricidad
4.750% due 02/23/2027		400	385
4.875% due 05/26/2021		900	927

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 01/15/2024		$800	$799
6.125% due 06/16/2045		600	578
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	170
Petroleos Mexicanos
4.875% due 01/24/2022		2,700	2,715
5.500% due 06/27/2044		1,740	1,457
5.750% due 03/01/2018		938	972
6.375% due 01/23/2045		500	458
6.500% due 06/02/2041		8,520	8,022
6.625% due 06/15/2038		700	681
6.875% due 08/04/2026		500	529
8.000% due 05/03/2019		3,000	3,300
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	0

			25,285

SOVEREIGN ISSUES 4.5%
Mexico Government International Bond
3.500% due 01/21/2021 (h)		6,000	6,111
4.000% due 10/02/2023		1,000	1,005
4.000% due 03/15/2115	EUR	1,000	889
4.600% due 01/23/2046		$1,108	998
4.750% due 03/08/2044		350	319
5.550% due 01/21/2045		2,520	2,586
5.750% due 10/12/2110		700	649
6.050% due 01/11/2040		548	595

			13,152

Total Mexico (Cost $41,076)			38,438

MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%
Mongolia Government International Bond
4.125% due 01/05/2018		$500	486
5.125% due 12/05/2022		530	455

Total Mongolia (Cost $1,026)			941

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$300	295

Total Namibia (Cost $297)			295

NETHERLANDS 1.6%

BANK LOAN OBLIGATIONS 0.3%
Petroleo Netherland BV
2.914% due 04/25/2019		$800	751

CORPORATE BONDS & NOTES 1.3%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		1,400	1,172
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		1,800	1,938
6.950% due 07/10/2042		500	485

			3,595

Total Netherlands (Cost $4,467)			4,346

PANAMA 1.9%

CORPORATE BONDS & NOTES 0.1%
Global Bank Corp.
4.500% due 10/20/2021		$400	390

SOVEREIGN ISSUES 1.8%
Panama Government International Bond
4.000% due 09/22/2024		800	818
4.300% due 04/29/2053		1,100	990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 09/30/2027		$780	$1,074
9.375% due 04/01/2029		1,553	2,198

			5,080

Total Panama (Cost $5,061)			5,470

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%
Paraguay Government International Bond
4.625% due 01/25/2023		$200	203
6.100% due 08/11/2044		400	408

Total Paraguay (Cost $605)			611

PERU 1.3%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$200	202
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		300	311

			513

SOVEREIGN ISSUES 1.1%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	198
Peru Government International Bond
3.750% due 03/01/2030	EUR	400	476
4.125% due 08/25/2027		$1,000	1,044
8.750% due 11/21/2033		894	1,307

			3,025

Total Peru (Cost $3,541)			3,538

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	1,145

Total Philippines (Cost $1,153)			1,145

POLAND 1.4%

SOVEREIGN ISSUES 1.4%
Poland Government International Bond
3.250% due 04/06/2026		$4,100	3,944

Total Poland (Cost $4,071)			3,944

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$100	116
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	392

Total Qatar (Cost $443)			508

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	200	220
6.125% due 01/22/2044		$100	117

Total Romania (Cost $342)			337

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.4%
SCF Capital Ltd.
5.375% due 06/16/2023		$800	814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
5.200% due 02/13/2019		$400	$415

			1,229

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
5.625% due 04/04/2042		1,500	1,618
5.875% due 09/16/2043		200	222

			1,840

Total Russia (Cost $2,870)			3,069

SAUDI ARABIA 0.4%

SOVEREIGN ISSUES 0.4%
Saudi Government International Bond
2.375% due 10/26/2021		$500	486
3.250% due 10/26/2026		800	759

Total Saudi Arabia (Cost $1,285)			1,245

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	224

Total Senegal (Cost $210)			224

SLOVENIA 1.5%

SOVEREIGN ISSUES 1.5%
Slovenia Government International Bond
5.250% due 02/18/2024		$2,300	2,526
5.850% due 05/10/2023		1,500	1,692

Total Slovenia (Cost $4,161)			4,218

SOUTH AFRICA 1.9%

CORPORATE BONDS & NOTES 1.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	515
6.500% due 04/15/2040		100	90
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		1,200	1,206
6.750% due 08/06/2023		700	707
7.125% due 02/11/2025		1,000	1,011
Myriad International Holdings BV
5.500% due 07/21/2025		800	808

			4,337

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	324
4.665% due 01/17/2024		$100	101
4.875% due 04/14/2026		400	400
5.000% due 10/12/2046		300	278

			1,103

Total South Africa (Cost $5,656)			5,440

SPAIN 0.3%

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	800	914

Total Spain (Cost $917)			914

SRI LANKA 1.7%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	494

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%
Sri Lanka Government International Bond
5.125% due 04/11/2019	$500	$506
5.750% due 01/18/2022	1,000	989
6.125% due 06/03/2025	1,100	1,040
6.250% due 07/27/2021	568	579
6.825% due 07/18/2026	900	887
6.850% due 11/03/2025	400	395

		4,396

Total Sri Lanka (Cost $4,865)		4,890

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Africa Finance Corp.
4.375% due 04/29/2020	$200	206

Total Supranational (Cost $199)		206

TANZANIA 0.3%

SOVEREIGN ISSUES 0.3%
Tanzania Government International Bond
7.250% due 03/09/2020	$778	818

Total Tanzania (Cost $814)		818

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	$779	770
9.750% due 08/14/2019	200	216

		986

SOVEREIGN ISSUES 0.2%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026	600	591

Total Trinidad and Tobago (Cost $1,583)		1,577

TUNISIA 0.5%

SOVEREIGN ISSUES 0.5%
Banque Centrale de Tunisie International Bond
5.750% due 01/30/2025	$1,500	1,400

Total Tunisia (Cost $1,437)		1,400

TURKEY 3.1%

CORPORATE BONDS & NOTES 0.1%
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	$362	359

SOVEREIGN ISSUES 3.0%
Export Credit Bank of Turkey
5.375% due 10/24/2023	200	186
Turkey Government International Bond
4.875% due 04/16/2043	1,100	890
6.000% due 01/14/2041	600	558
6.750% due 05/30/2040	1,700	1,724
6.875% due 03/17/2036	1,600	1,651
7.250% due 03/05/2038	700	749
7.500% due 11/07/2019	1,400	1,526
8.000% due 02/14/2034	1,100	1,261

		8,545

Total Turkey (Cost $9,338)		8,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 2.0%

SOVEREIGN ISSUES 2.0%
Ukraine Government International Bond
7.750% due 09/01/2019	$2,000	$2,017
7.750% due 09/01/2020	1,000	992
7.750% due 09/01/2021	800	784
7.750% due 09/01/2023	200	192
7.750% due 09/01/2024	500	476
7.750% due 09/01/2026	100	94
7.750% due 09/01/2027	1,100	1,028

Total Ukraine (Cost $5,475)		5,583

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037	$600	643

Total United Arab Emirates (Cost $522)		643

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	423

Total United Kingdom (Cost $400)		423

UNITED STATES 2.7%

ASSET-BACKED SECURITIES 0.4%
Wells Fargo Home Equity Asset-Backed Securities Trust
1.076% due 03/25/2037	$1,500	1,125

CORPORATE BONDS & NOTES 1.7%
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	400	443
Rio Oil Finance Trust
9.250% due 07/06/2024	3,353	3,168
9.750% due 01/06/2027	1,361	1,259

		4,870

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Investment Trust
2.778% due 09/25/2045	8	8
Banc of America Commercial Mortgage Trust
5.548% due 06/10/2049	85	85
5.747% due 02/10/2051	120	122
Banc of America Mortgage Trust
2.903% due 02/25/2036 ^	3	3
BCAP LLC Trust
2.452% due 05/26/2037	1,261	1,041
Bear Stearns Adjustable Rate Mortgage Trust
3.183% due 05/25/2047 ^	28	25
3.258% due 01/25/2035	3	3
Citigroup Mortgage Loan Trust, Inc.
0.022% due 08/25/2035	29	27
3.395% due 09/25/2037 ^	56	48
Countrywide Alternative Loan Trust
1.106% due 05/25/2036 ^	239	123
GSR Mortgage Loan Trust
3.289% due 01/25/2036 ^	9	9
Morgan Stanley Mortgage Loan Trust
2.862% due 06/25/2036	4	4
WaMu Mortgage Pass-Through Certificates Trust
2.756% due 02/25/2037 ^	36	32
Washington Mutual Mortgage Pass-Through Certificates Trust
1.317% due 02/25/2047 ^	357	269
Wells Fargo Mortgage-Backed Securities Trust
3.080% due 07/25/2036 ^	10	10

		1,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
2.940% due 03/01/2036		$38	$39

Total United States (Cost $8,019)			7,843

URUGUAY 1.7%

SOVEREIGN ISSUES 1.7%
Uruguay Government International Bond
4.375% due 10/27/2027		$1,054	1,062
4.500% due 08/14/2024		257	269
5.100% due 06/18/2050		3,300	2,978
7.625% due 03/21/2036		400	500

Total Uruguay (Cost $5,121)			4,809

VENEZUELA 3.5%

CORPORATE BONDS & NOTES 1.2%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		$3,790	1,421
5.500% due 04/12/2037		3,050	1,129
8.500% due 11/02/2017		1,093	869

			3,419

SOVEREIGN ISSUES 2.3%
Venezuela Government International Bond
7.000% due 03/31/2038		300	128
7.650% due 04/21/2025		1,130	520
7.750% due 10/13/2019		5,890	3,298
8.250% due 10/13/2024		3,850	1,809
9.000% due 05/07/2023		800	382
9.250% due 05/07/2028		750	348
9.375% due 01/13/2034		40	19

			6,504

Total Venezuela (Cost $16,068)			9,923

VIRGIN ISLANDS (BRITISH) 1.6%

CORPORATE BONDS & NOTES 1.6%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$1,150	1,136
GTL Trade Finance, Inc.
5.893% due 04/29/2024		812	812
7.250% due 04/16/2044		200	188
QGOG Constellation S.A.
6.250% due 11/09/2019		200	133
Rosneft Finance S.A.
6.625% due 03/20/2017		1,700	1,717
7.875% due 03/13/2018		600	633

Total Virgin Islands (British) (Cost $4,529)			4,619

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (g) 0.1%
			422

MEXICO TREASURY BILLS 0.3%
5.789% due 02/02/2017 (c)(d)	MXN	18,000	864

U.S. TREASURY BILLS 0.6%
0.467% due 01/19/2017 - 03/09/2017 (b)(c)(k)		$1,578	1,577

Total Short-Term Instruments (Cost $2,880)			2,863

Total Investments in Securities (Cost $291,247)			280,188

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%
PIMCO Short-Term Floating NAV Portfolio III	791,080	$7,820

Total Short-Term Instruments (Cost $7,820)		7,820

Total Investments in Affiliates (Cost $7,820)		7,820

Total Investments 101.0% (Cost $299,067)		$288,008

Financial Derivative Instruments (i)(j) (0.1)% (Cost or Premiums, net $(1,520))		(327)

Other Assets and Liabilities, net (0.9)%		(2,635)

Net Assets 100.0%		$285,046

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	05/29/2014 - 11/19/2014	$1,406	$407	0.14%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	05/28/2014 - 05/01/2015	1,156	324	0.12

				$ 2,562	$731	0.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$422	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(435)	$422	$422

Total Repurchase Agreements						$(435)	$422	$422

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	(1.100)%	08/05/2016	TBD	(4)	$(228)	$(227)
CFR	(0.750)	01/19/2016	TBD	(4)	(1,239)	(1,226)
COM	0.250	12/16/2016	TBD	(4)	(5,892)	(5,893)

Total Reverse Repurchase Agreements						$(7,346)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(4,864) at a weighted average interest rate of (0.465)%.
(4)	Open maturity reverse repurchase agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $7,663 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(227)	$0	$(227)	$231	$4
CFR	0	(1,226)	0	(1,226)	1,122	(104)
COM	0	(5,893)	0	(5,893)	6,111	218
SSB	422	0	0	422	(435)	(13)

Total Borrowings and Other Financing Transactions	$422	$(7,346)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,227)	$(1,227)
Sovereign Issues	0	0	0	(6,119)	(6,119)

Total Borrowings	$0	$0	$0	$(7,346)	$(7,346)

Gross amount of recognized liabilities for reverse repurchase agreements					$(7,346)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	217	$264	$0	$(6)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	86	(38)	14	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	51	(32)	17	0

Total Futures Contracts				$194	$31	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-26 5-Year Index	1.000%	12/20/2021	$3,900	$(243)	$0	$0	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	$(1,213)	$(36)	$1	$0
Pay	1-Year BRL-CDI	10.910	01/02/2017		23,300	274	31	0	0
Pay	1-Year BRL-CDI	13.820	01/02/2017		22,100	21	1	0	0
Pay	1-Year BRL-CDI	13.900	01/02/2017		1,600	1	1	0	0
Pay	1-Year BRL-CDI	13.375	01/02/2018		1,320	(3)	(3)	0	0
Pay	1-Year BRL-CDI	12.435	01/02/2019		10,200	(45)	(23)	0	0
Pay	1-Year BRL-CDI	12.440	01/02/2019		8,900	40	35	0	0
Pay	1-Year BRL-CDI	11.680	01/04/2021		800	2	(2)	0	0
Pay	1-Year BRL-CDI	12.850	01/04/2021		1,290	(17)	(3)	0	0
Pay	1-Year BRL-CDI	16.150	01/04/2021		6,900	(264)	(27)	3	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026	$	1,200	67	13	0	(4)

						$(1,137)	$(13)	$4	$(4)

Total Swap Agreements						$(1,380)	$(13)	$4	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $1,621 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$31	$4	$35	$0	$(6)	$(6)	$(12)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017		$6,615	EUR	6,361	$81	$0
	02/2017	BRL	2,987		$909	0	(1)
	02/2017	EUR	6,361		6,625	0	(81)
	07/2017	CNH	77,406		11,339	604	0
BPS	01/2017	EUR	7,686		8,152	60	0
	01/2017		$1,362	EUR	1,302	9	0
	02/2017	JPY	106,300		$1,003	92	0
BRC	02/2017		$1,887	CNH	12,845	0	(69)
CBK	01/2017	KRW	445,498		$389	20	0
	02/2017	GBP	1,555		1,965	46	0
	02/2017	JPY	317,000		2,922	203	0
DUB	01/2017	BRL	925		284	0	(1)
	01/2017		$273	BRL	925	11	0
	02/2017	MXN	14,329		$747	59	0
FBF	01/2017	BRL	925		273	0	(11)
	01/2017		$283	BRL	925	1	0
	02/2017		472	MXN	9,624	0	(10)
	10/2017	BRL	100		$28	0	(1)
GLM	02/2017	JPY	313,800		2,911	220	0
	02/2017		$1,067	GBP	837	0	(34)
	03/2017	TWD	31,710		$1,008	29	0
HUS	01/2017	SGD	960		688	26	0
	02/2017	JPY	206,300		1,872	103	0
IND	02/2017		$8,974	JPY	943,700	0	(882)
JPM	01/2017		166	EUR	156	0	(2)
	02/2017	ZAR	18,022		$1,305	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	01/2017	BRL	21,558		$6,615	$0	$(9)
	01/2017		$6,586	BRL	21,558	38	0
	02/2017	BRL	21,558		$6,527	0	(42)
	02/2017	MXN	17,856		870	12	0
TOR	01/2017	BRL	21,598		6,367	0	(269)
	01/2017		$6,627	BRL	21,598	9	0
UAG	01/2017	EUR	133		$144	4	0
	03/2017	TWD	10,830		348	14	0
	07/2017	CNH	5,278		773	41	0

Total Forward Foreign Currency Contracts						$1,684	$(1,412)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	1,100	$(9)	$(1)
CBK	Call - OTC GBP versus USD		1.302	01/30/2017		500	(5)	0
FBF	Call - OTC USD versus BRL	BRL	3.600	02/14/2017	$	800	(7)	(2)
	Call - OTC USD versus BRL		3.700	03/17/2017		1,500	(19)	(8)

							$(40)	$(11)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0
DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	02/16/2017	$ 6,700	$(48)	$(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	6,700	(54)	(70)

							$(102)	$(74)

Total Written Options							$(160)	$(85)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	6,400		$25,651		$(4,800)	$	(6,551)	$	(3,400)	$	17,300
Notional Amount in EUR	EUR	2,500	EUR	1,300	EUR	0	EUR	(2,500)	EUR	(1,300)	EUR	0
Notional Amount in GBP	GBP	0	GBP	1,600	GBP	0	GBP	0	GBP	0	GBP	1,600
Premiums	$	(136)		$(240)		$101	$	77	$	38	$	(160)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Turkey Government International Bond	(1.000)%	09/20/2020	2.219%	$ 300	$20	$(7)	$13	$0
GST	Turkey Government International Bond	(1.000)	09/20/2020	2.219	100	6	(2)	4	0

						$26	$(9)	$17	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	1.936%	$ 300	$(13)	$4	$0	$(9)
	Colombia Government International Bond	1.000	12/20/2017	0.514	200	(1)	2	1	0
	Colombia Government International Bond	1.000	06/20/2019	0.892	500	(1)	2	1	0
	Colombia Government International Bond	1.000	09/20/2020	1.231	300	(12)	10	0	(2)
	Indonesia Government International Bond	1.000	09/20/2020	1.192	400	(19)	16	0	(3)
	Peru Government International Bond	1.000	09/20/2020	0.762	200	(6)	8	2	0
	South Africa Government International Bond	1.000	12/20/2017	0.332	2,200	(16)	31	15	0
BPS	Indonesia Government International Bond	1.000	12/20/2021	1.560	500	(15)	2	0	(13)
	Mexico Government International Bond	1.000	06/20/2017	0.409	100	0	0	0	0
	Mexico Government International Bond	1.000	06/20/2018	0.637	300	2	0	2	0
	Peru Government International Bond	1.000	06/20/2018	0.402	3,700	27	7	34	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2021	3.945	400	6	12	18	0
	Brazil Government International Bond	1.000	06/20/2019	1.406	200	(5)	3	0	(2)
	Colombia Government International Bond	1.000	06/20/2019	0.892	100	0	0	0	0
	Colombia Government International Bond	1.000	09/20/2020	1.231	400	(17)	14	0	(3)
	Export-Import Bank of China	1.000	09/20/2017	0.317	550	(3)	6	3	0
	Indonesia Government International Bond	1.000	03/20/2024	2.028	100	(11)	5	0	(6)
	Mexico Government International Bond	1.000	06/20/2017	0.409	800	2	0	2	0
	Panama Government International Bond	1.000	06/20/2019	0.684	200	1	0	1	0
	Russia Government International Bond	1.000	12/20/2020	1.403	3,800	(345)	288	0	(57)
	South Africa Government International Bond	1.000	12/20/2021	2.140	500	(34)	8	0	(26)
CBK	Brazil Government International Bond	1.000	12/20/2020	2.211	1,400	(150)	87	0	(63)
	Brazil Government International Bond	1.000	03/20/2021	2.371	1,300	(33)	(37)	0	(70)
	Colombia Government International Bond	1.000	06/20/2019	0.892	3,200	7	3	10	0
	Indonesia Government International Bond	1.000	03/20/2024	2.028	300	(33)	14	0	(19)
	Russia Government International Bond	1.000	03/20/2020	1.121	200	(21)	20	0	(1)
	Russia Government International Bond	1.000	12/20/2020	1.403	3,600	(242)	188	0	(54)
DUB	Colombia Government International Bond	1.000	09/20/2020	1.231	200	(8)	7	0	(1)
	Panama Government International Bond	1.000	06/20/2019	0.684	500	3	1	4	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	0.922	200	(1)	2	1	0
FBF	Colombia Government International Bond	1.000	09/20/2020	1.231	200	(8)	7	0	(1)
	Indonesia Government International Bond	1.000	06/20/2021	1.425	2,900	(117)	66	0	(51)
GST	Argentine Republic Government International Bond	5.000	06/20/2021	3.945	400	4	14	18	0
	Brazil Government International Bond	1.000	12/20/2018	1.168	600	(12)	10	0	(2)
	Brazil Government International Bond	1.000	06/20/2019	1.406	100	(4)	3	0	(1)
	Brazil Government International Bond	1.000	06/20/2020	1.936	200	(9)	3	0	(6)
	Brazil Government International Bond	1.000	12/20/2020	2.211	200	(21)	12	0	(9)
	Colombia Government International Bond	1.000	12/20/2017	0.514	300	0	1	1	0
	Indonesia Government International Bond	1.000	03/20/2024	2.028	100	(11)	5	0	(6)
	Panama Government International Bond	1.000	06/20/2019	0.684	100	1	0	1	0
	Russia Government International Bond	1.000	06/20/2017	0.167	400	(4)	6	2	0
HUS	Brazil Government International Bond	1.000	12/20/2020	2.211	100	(11)	7	0	(4)
	Colombia Government International Bond	1.000	06/20/2019	0.892	2,600	(9)	17	8	0
	Mexico Government International Bond	1.000	03/20/2017	0.362	500	1	0	1	0
	Mexico Government International Bond	1.000	03/20/2021	1.324	800	(21)	11	0	(10)
	Panama Government International Bond	1.000	06/20/2019	0.684	200	1	1	2	0
	South Africa Government International Bond	1.000	03/20/2023	2.455	1,700	(100)	(36)	0	(136)
JPM	Brazil Government International Bond	1.000	12/20/2019	1.563	1,000	(18)	2	0	(16)
	Colombia Government International Bond	1.000	06/20/2019	0.892	500	3	(2)	1	0
	Indonesia Government International Bond	1.000	09/20/2020	1.192	300	(14)	12	0	(2)
	Panama Government International Bond	1.000	06/20/2019	0.684	500	2	2	4	0
	Peru Government International Bond	1.000	06/20/2018	0.402	1,300	9	3	12	0
	Russia Government International Bond	1.000	06/20/2023	2.122	1,900	(106)	(17)	0	(123)
UAG	Indonesia Government International Bond	1.000	06/20/2021	1.425	100	(4)	2	0	(2)

						$(1,386)	$832	$144	$(698)

Total Swap Agreements						$(1,360)	$823	$161	$(698)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(k)	Securities with an aggregate market value of $1,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$685	$0	$19	$704	$(82)	$(1)	$(14)	$(97)	$607	$(530)	$77
BPS	161	0	36	197	0	0	(13)	(13)	184	(280)	(96)
BRC	0	0	24	24	(69)	0	(94)	(163)	(139)	122	(17)
CBK	269	0	23	292	0	0	(207)	(207)	85	0	85
DUB	70	0	5	75	(1)	0	(1)	(2)	73	(5)	68
FBF	1	0	0	1	(22)	(10)	(52)	(84)	(83)	0	(83)
GLM	249	0	0	249	(34)	(74)	0	(108)	141	0	141
GST	0	0	26	26	0	0	(24)	(24)	2	0	2
HUS	129	0	11	140	0	0	(150)	(150)	(10)	0	(10)
IND	0	0	0	0	(882)	0	0	(882)	(882)	995	113
JPM	2	0	17	19	(2)	0	(141)	(143)	(124)	188	64
SCX	50	0	0	50	(51)	0	0	(51)	(1)	0	(1)
TOR	9	0	0	9	(269)	0	0	(269)	(260)	272	12
UAG	59	0	0	59	0	0	(2)	(2)	57	0	57

Total Over the Counter	$1,684	$0	$161	$1,845	$(1,412)	$(85)	$(698)	$(2,195)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$35	$35

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,684	$0	$1,684
Swap Agreements	0	161	0	0	0	161

	$0	$161	$0	$1,684	$0	$1,845

	$0	$161	$0	$1,684	$35	$1,880

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	2	0	0	4	6

	$0	$2	$0	$0	$10	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,412	$0	$1,412
Written Options	0	0	0	11	74	85
Swap Agreements	0	698	0	0	0	698

	$0	$698	$0	$1,423	$74	$2,195

	$0	$700	$0	$1,423	$84	$2,207

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(83)	$(83)
Swap Agreements	0	672	0	0	5	677

	$0	$672	$0	$0	$(78)	$594

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,419)	$0	$(2,419)
Purchased Options	0	0	0	(88)	(3)	(91)
Written Options	0	0	0	150	0	150
Swap Agreements	0	1,233	0	0	(1,610)	(377)

	$0	$1,233	$0	$(2,357)	$(1,613)	$(2,737)

	$0	$1,905	$0	$(2,357)	$(1,691)	$(2,143)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$194	$194
Swap Agreements	0	(67)	0	0	(13)	(80)

	$0	$(67)	$0	$0	$181	$114

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(429)	$0	$(429)
Purchased Options	0	0	0	20	0	20
Written Options	0	0	0	15	28	43
Swap Agreements	0	1,639	0	0	991	2,630

	$0	$1,639	$0	$(394)	$1,019	$2,264

	$0	$1,572	$0	$(394)	$1,200	$2,378

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$9,866	$0	$9,866
Azerbaijan
Corporate Bonds & Notes	0	647	0	647
Sovereign Issues	0	598	0	598
Bermuda
Corporate Bonds & Notes	0	942	0	942

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Brazil
Corporate Bonds & Notes	$0	$20,893	$0	$20,893
Sovereign Issues	0	12,682	0	12,682
Cayman Islands
Corporate Bonds & Notes	0	2,124	828	2,952
Chile
Corporate Bonds & Notes	0	6,652	0	6,652
Sovereign Issues	0	140	0	140

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
China
Corporate Bonds & Notes	$0	$3,952	$0	$3,952
Colombia
Corporate Bonds & Notes	0	4,797	0	4,797
Sovereign Issues	0	6,417	0	6,417
Costa Rica
Sovereign Issues	0	864	0	864
Dominican Republic
Sovereign Issues	0	1,580	0	1,580
Ecuador
Sovereign Issues	0	2,227	0	2,227
El Salvador
Sovereign Issues	0	4,255	0	4,255
Ethiopia
Sovereign Issues	0	185	0	185
Gabon
Sovereign Issues	0	938	0	938
Germany
Corporate Bonds & Notes	0	1,707	0	1,707
Ghana
Sovereign Issues	0	214	0	214
Guatemala
Sovereign Issues	0	1,952	0	1,952
Hong Kong
Corporate Bonds & Notes	0	3,404	0	3,404
Hungary
Corporate Bonds & Notes	0	553	0	553
Sovereign Issues	0	109	0	109
India
Sovereign Issues	0	655	0	655
Indonesia
Corporate Bonds & Notes	0	13,178	0	13,178
Sovereign Issues	0	11,124	0	11,124
Ireland
Corporate Bonds & Notes	0	7,502	0	7,502
Israel
Sovereign Issues	0	802	0	802
Ivory Coast
Sovereign Issues	0	1,261	0	1,261
Jamaica
Sovereign Issues	0	437	0	437
Jordan
Sovereign Issues	0	1,520	0	1,520
Kazakhstan
Corporate Bonds & Notes	0	7,187	0	7,187
Sovereign Issues	0	2,934	0	2,934
Luxembourg
Corporate Bonds & Notes	0	15,676	0	15,676
Malaysia
Corporate Bonds & Notes	0	202	0	202
Mexico
Common Stocks	1	0	0	1
Corporate Bonds & Notes	0	25,285	0	25,285
Sovereign Issues	0	13,152	0	13,152
Mongolia
Sovereign Issues	0	941	0	941
Namibia
Sovereign Issues	0	295	0	295
Netherlands
Bank Loan Obligations	0	0	751	751
Corporate Bonds & Notes	0	3,595	0	3,595
Panama
Corporate Bonds & Notes	0	390	0	390
Sovereign Issues	0	5,080	0	5,080
Paraguay
Sovereign Issues	0	611	0	611
Peru
Corporate Bonds & Notes	0	513	0	513
Sovereign Issues	0	3,025	0	3,025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Philippines
Corporate Bonds & Notes	$0	$1,145	$0	$1,145
Poland
Sovereign Issues	0	3,944	0	3,944
Qatar
Corporate Bonds & Notes	0	508	0	508
Romania
Sovereign Issues	0	337	0	337
Russia
Corporate Bonds & Notes	0	1,229	0	1,229
Sovereign Issues	0	1,840	0	1,840
Saudi Arabia
Sovereign Issues	0	1,245	0	1,245
Senegal
Sovereign Issues	0	224	0	224
Slovenia
Sovereign Issues	0	4,218	0	4,218
South Africa
Corporate Bonds & Notes	0	4,337	0	4,337
Sovereign Issues	0	1,103	0	1,103
Spain
Sovereign Issues	0	914	0	914
Sri Lanka
Corporate Bonds & Notes	0	494	0	494
Sovereign Issues	0	4,396	0	4,396
Supranational
Corporate Bonds & Notes	0	206	0	206
Tanzania
Sovereign Issues	0	818	0	818
Trinidad and Tobago
Corporate Bonds & Notes	0	986	0	986
Sovereign Issues	0	591	0	591
Tunisia
Sovereign Issues	0	1,400	0	1,400
Turkey
Corporate Bonds & Notes	0	359	0	359
Sovereign Issues	0	8,545	0	8,545
Ukraine
Sovereign Issues	0	5,583	0	5,583
United Arab Emirates
Corporate Bonds & Notes	0	643	0	643
United Kingdom
Corporate Bonds & Notes	0	423	0	423
United States
Asset-Backed Securities	0	1,125	0	1,125
Corporate Bonds & Notes	0	4,870	0	4,870
Non-Agency Mortgage-Backed Securities	0	1,809	0	1,809
U.S. Government Agencies	0	39	0	39
Uruguay
Sovereign Issues	0	4,809	0	4,809
Venezuela
Corporate Bonds & Notes	0	3,419	0	3,419
Sovereign Issues	0	6,504	0	6,504
Virgin Islands (British)
Corporate Bonds & Notes	0	4,619	0	4,619
Short-Term Instruments
Repurchase Agreements	0	422	0	422
Mexico Treasury Bills	0	864	0	864
U.S. Treasury Bills	0	1,577	0	1,577

	$1	$278,608	$1,579	$280,188

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,820	$0	$0	$7,820

Total Investments	$7,821	$278,608	$1,579	$288,008

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$31	$4	$0	$35
Over the counter	0	1,845	0	1,845

	$31	$1,849	$0	$1,880

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(6)	$(6)	$0	$(12)
Over the counter	0	(2,195)	0	(2,195)

	$(6)	$(2,201)	$0	$(2,207)

Total Financial Derivative Instruments	$25	$(352)	$0	$(327)

Totals	$7,846	$278,256	$1,579	$287,681

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio‘s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio‘s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio‘s daily internal accounting records, the Portfolio‘s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio‘s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio‘s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio‘s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution‘s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

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(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

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Notes to Financial Statements (Cont.)

category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

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Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$22,980	$109,915	$(125,100)	$(70)	$95	$7,820	$115	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio

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Notes to Financial Statements (Cont.)

may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at December 31, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by

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the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the

net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying

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Notes to Financial Statements (Cont.)

degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers

(i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

ANNUAL REPORT	DECEMBER 31, 2016	35

Notes to Financial Statements (Cont.)

the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an

36	PIMCO VARIABLE INSURANCE TRUST

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increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

ANNUAL REPORT	DECEMBER 31, 2016	37

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and

38	PIMCO VARIABLE INSURANCE TRUST

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between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.40%
Class M	0.40%
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual

ANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements (Cont.)

rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$110,967	$88,428

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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December 31, 2016

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	551	$6,879	697	$8,718
Class M	29	370	41	498
Administrative Class	4,029	50,510	3,427	43,420
Advisor Class	2,109	26,599	648	8,175
Issued as reinvestment of distributions
Institutional Class	76	952	52	640
Class M	3	32	1	16
Administrative Class	963	12,029	1,104	13,655
Advisor Class	171	2,137	166	2,049
Cost of shares redeemed
Institutional Class	(126)	(1,561)	(58)	(731)
Class M	(15)	(181)	(3)	(32)
Administrative Class	(6,171)	(77,471)	(4,865)	(60,847)
Advisor Class	(1,428)	(17,913)	(1,093)	(13,693)
Net increase (decrease) resulting from Portfolio share transactions	191	$2,382	117	$1,868

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 53% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Emerging Markets Bond Portfolio	$5,566	$0	$(11,002)	$(460)	$(5,049)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$0	$5,049

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Emerging Markets Bond Portfolio	$299,946	$6,824	$(18,762)	$(11,938)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Emerging Markets Bond Portfolio	$15,151	$0	$0	$15,671	$693	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO

Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	FBF	Credit Suisse International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	GST	Goldman Sachs International	TOR	Toronto Dominion Bank
CFR	Credit Suisse Securities (Europe) Ltd.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
COM	Commerz Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	SGD	Singapore Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
JSC	Joint Stock Company

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.   Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.   Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).   Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Bond Portfolio	0.00%	0.00%	$724	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	47

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT04AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only

Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	—	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2016†§

United States‡	26.9%
Japan	21.9%
Denmark	16.3%
United Kingdom	7.8%
Italy	7.3%
Other	19.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	6.63%	5.90%	6.15%	5.94%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	6.48%	5.75%	6.00%	5.49%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	6.37%	—	—	5.15%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	4.90%	4.50%	4.41%	4.70%	♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio's performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.75% for Institutional Class shares, 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Holdings of non-Agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads widened.

»	Long U.S. dollar positions against the British pound for some of the reporting period contributed to relative performance, as the currency depreciated versus the U.S. dollar during that period.

»	Overweight to intermediate-term U.S. yields detracted from relative performance, as intermediate rates in the U.S. rose.

»	Long U.S. dollar positions against the Swiss franc for some of the reporting period detracted from relative performance, as the franc appreciated versus the U.S. dollar during that period.

»	An underweight to Japanese duration detracted from relative performance, as rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,008.90	$4.08	$1,000.00	$1,021.34	$4.11	0.80%
Administrative Class	1,000.00	1,008.10	4.85	1,000.00	1,020.58	4.88	0.95
Advisor Class	1,000.00	1,007.60	5.36	1,000.00	1,020.07	5.39	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
12/31/2016	$10.54	$0.16	$0.54	$0.70	$(0.18)	$(0.04)	$(0.22)
12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	(0.82)
12/31/2012	10.33	0.27	0.85	1.12	(0.26)	(0.39)	(0.65)
Administrative Class
12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	(0.20)
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	(0.80)
12/31/2012	10.33	0.26	0.84	1.10	(0.24)	(0.39)	(0.63)
Advisor Class
12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	(0.19)
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)
4/30//2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$11.02	6.63%	$5,045	0.78%		0.75%		1.46%		330%
10.54	0.44	3,001	0.75		0.75		1.15		302
10.90	11.32	879	0.76		0.75		1.99		176
10.05	0.65	22	0.77		0.75		2.18		127
10.80	11.00	21	0.79		0.75		2.54		356

11.02	6.48	64,537	0.93		0.90		1.31		330
10.54	0.29	73,278	0.90		0.90		0.90		302
10.90	11.16	89,343	0.91		0.90		1.73		176
10.05	0.50	66,176	0.92		0.90		2.03		127
10.80	10.85	78,497	0.94		0.90		2.40		356

11.02	6.37	341,567	1.03		1.00		1.21		330
10.54	0.19	221,379	1.00		1.00		0.90		302
10.90	7.31	69,716	1.01	*	1.00	*	1.79	*	176

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$460,981
Investments in Affiliates	3,588
Financial Derivative Instruments
Exchange-traded or centrally cleared	967
Over the counter	21,506
Cash	1
Deposits with counterparty	7,675
Foreign currency, at value	2,874
Receivable for investments sold	221,523
Receivable for investments sold on a delayed-delivery basis	76
Receivable for TBA investments sold	74,170
Receivable for Portfolio shares sold	256
Interest and/or dividends receivable	2,533
Dividends receivable from Affiliates	3
Total Assets	796,153

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,302
Payable for sale-buyback transactions	17,339
Financial Derivative Instruments
Exchange-traded or centrally cleared	584
Over the counter	10,068
Payable for investments purchased	216,004
Payable for investments in Affiliates purchased	3
Payable for investments purchased on a delayed-delivery basis	2,051
Payable for TBA investments purchased	117,570
Deposits from counterparty	19,359
Payable for Portfolio shares redeemed	356
Accrued investment advisory fees	92
Accrued supervisory and administrative fees	183
Accrued distribution fees	76
Accrued servicing fees	9
Other liabilities	8
Total Liabilities	385,004

Net Assets	$411,149

Net Assets Consist of:
Paid in capital	$399,922
Undistributed net investment income	9,975
Accumulated undistributed net realized (loss)	(5,892)
Net unrealized appreciation	7,144

Net Assets	$411,149

Net Assets:
Institutional Class	$5,045
Administrative Class	64,537
Advisor Class	341,567

Shares Issued and Outstanding:
Institutional Class	458
Administrative Class	5,858
Advisor Class	31,006

Net Asset Value Per Share Outstanding:
Institutional Class	$11.02
Administrative Class	11.02
Advisor Class	11.02

Cost of investments in securities	$483,053
Cost of investments in Affiliates	$3,588
Cost of foreign currency held	$2,887
Cost or premiums of financial derivative instruments, net	$(3,792)

* Includes repurchase agreements of:	$855

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$7,868
Dividends	1
Dividends from Investments in Affiliates	177
Total Income	8,046

Expenses:
Investment advisory fees	897
Supervisory and administrative fees	1,795
Servicing fees - Administrative Class	102
Distribution and/or servicing fees - Advisor Class	718
Trustee fees	9
Interest expense	112
Total Expenses	3,633

Net Investment Income	4,413

Net Realized Gain (Loss):
Investments in securities	(343)
Investments in Affiliates	(198)
Exchange-traded or centrally cleared financial derivative instruments	(258)
Over the counter financial derivative instruments	3,344
Foreign currency	(1,028)

Net Realized Gain	1,517

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(14,145)
Investments in Affiliates	235
Exchange-traded or centrally cleared financial derivative instruments	9,185
Over the counter financial derivative instruments	14,617
Foreign currency assets and liabilities	4,818

Net Change in Unrealized Appreciation	14,710

Net Increase in Net Assets Resulting from Operations	$20,640

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$4,413	$2,103
Net realized gain	1,517	7,926
Net change in unrealized appreciation (depreciation)	14,710	(10,314)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,640	(285)

Distributions to Shareholders:
From net investment income
Institutional Class	(69)	(87)
Administrative Class	(958)	(2,313)
Advisor Class	(4,181)	(6,116)
From net realized capital gains
Institutional Class	(18)	(15)
Administrative Class	(242)	(367)
Advisor Class	(1,256)	(1,083)

Total Distrisbutions(a)	(6,724)	(9,981)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	99,575	147,986

Total Increase in Net Assets	113,491	137,720

Net Assets:
Beginning of year	297,658	159,938
End of year*	$411,149	$297,658

* Including undistributed net investment income of:	$9,975	$4,027

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 112.1%

AUSTRALIA 0.0%

SOVEREIGN ISSUES 0.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	125	$104

Total Australia (Cost $129)			104

BELGIUM 0.2%

CORPORATE BONDS & NOTES 0.2%
KBC Bank NV
8.000% due 01/25/2023		$800	846

Total Belgium (Cost $844)			846

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%
Banco Santander Brasil S.A.
4.625% due 02/13/2017		400	401
Petrobras Global Finance BV
3.873% due 03/17/2020		500	490
8.375% due 05/23/2021		1,300	1,404

Total Brazil (Cost $2,141)			2,295

CANADA 4.3%

ASSET-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
0.978% due 06/01/2020	CAD	244	180
1.178% due 07/01/2020		666	495
1.178% due 08/01/2020		257	191

			866

CORPORATE BONDS & NOTES 0.9%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,200	1,171
Royal Bank of Canada
2.200% due 09/23/2019		400	402
2.300% due 03/22/2021		800	795
Toronto-Dominion Bank
1.438% due 07/02/2019		500	500
2.250% due 03/15/2021		800	795

			3,663

SOVEREIGN ISSUES 3.2%
Canada Government International Bond
1.500% due 12/01/2044 (f)(i)	CAD	447	418
Province of Alberta
1.250% due 06/01/2020 (i)		1,100	815
2.350% due 06/01/2025		1,100	814
Province of British Columbia
2.300% due 06/18/2026		200	148
Province of Ontario
2.400% due 06/02/2026 (i)		2,700	1,997
2.600% due 06/02/2025 (i)		9,900	7,493
3.500% due 06/02/2024		600	485
6.200% due 06/02/2031		100	103
Province of Quebec
3.000% due 09/01/2023 (i)		1,100	866

			13,139

Total Canada (Cost $18,023)			17,668

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
ARES CLO Ltd.
2.100% due 01/17/2024		$2,000	2,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gallatin CLO Ltd.
2.150% due 07/15/2023		$121	$121
Symphony CLO LP
1.976% due 01/09/2023		458	457

Total Cayman Islands (Cost $2,578)			2,581

DENMARK 18.4%

CORPORATE BONDS & NOTES 18.4%
BRFkredit A/S
2.000% due 10/01/2047	DKK	1,300	180
2.500% due 10/01/2047		4,500	646
3.000% due 10/01/2047		1,264	186
4.000% due 01/01/2018		7,100	1,049
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		7,300	1,009
2.500% due 10/01/2037		1,731	253
3.000% due 10/01/2047		2,149	317
Nykredit Realkredit A/S
1.000% due 04/01/2017		5,600	797
1.000% due 07/01/2017		12,000	1,711
1.000% due 10/01/2017		62,500	8,951
2.000% due 04/01/2017		54,200	7,717
2.000% due 10/01/2037		4,702	677
2.000% due 10/01/2047		8,400	1,157
2.500% due 10/01/2037		8,777	1,291
2.500% due 10/01/2047		30,928	4,419
3.000% due 10/01/2047		17,336	2,553
Realkredit Danmark A/S
1.000% due 01/01/2017		5,900	835
1.000% due 04/01/2017		30,200	4,291
1.000% due 01/01/2018		19,100	2,745
1.000% due 04/01/2018		84,600	12,176
2.000% due 01/01/2017		22,200	3,143
2.000% due 04/01/2017		68,900	9,815
2.000% due 04/01/2018		16,200	2,360
2.000% due 10/01/2037		4,962	713
2.000% due 10/01/2047		13,200	1,817
2.500% due 10/01/2037		10,689	1,576
2.500% due 10/01/2047		15,973	2,287
3.000% due 10/01/2047		6,476	952

Total Denmark (Cost $79,067)			75,623

FRANCE 1.7%

CORPORATE BONDS & NOTES 0.6%
Credit Agricole S.A.
1.498% due 06/12/2017		$400	401
8.125% due 09/19/2033		200	216
Dexia Credit Local S.A.
1.875% due 09/15/2021		2,000	1,929

			2,546

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Infinity SoPRANo
0.018% due 11/05/2019	EUR	212	221

SOVEREIGN ISSUES 1.0%
France Government International Bond
3.250% due 05/25/2045 (i)		2,000	2,904
4.000% due 10/25/2038		200	315
4.500% due 04/25/2041		600	1,023

			4,242

Total France (Cost $7,244)			7,009

GERMANY 0.8%

CORPORATE BONDS & NOTES 0.8%
Deutsche Bank AG
4.250% due 10/14/2021		$1,800	1,807
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	1,200	$865

Total Germany (Cost $3,411)			3,264

GREECE 0.3%

CORPORATE BONDS & NOTES 0.1%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	209
5.014% due 12/27/2017		300	309

			518

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	671
4.500% due 07/03/2017		30,000	254

			925

Total Greece (Cost $1,405)			1,443

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	799

Total Guernsey, Channel Islands (Cost $798)			799

IRELAND 0.7%

ASSET-BACKED SECURITIES 0.1%
CELF Loan Partners PLC
0.821% due 05/03/2023	GBP	374	461

CORPORATE BONDS & NOTES 0.3%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		$1,000	1,002
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		400	427

			1,429

SOVEREIGN ISSUES 0.3%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	1,023

Total Ireland (Cost $3,035)			2,913

ITALY 6.2%

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,000	1,106
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		100	110
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$900	859
Telecom Italia SpA
6.375% due 06/24/2019	GBP	600	810

			2,885

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Casa D’este Finance SRL
0.034% due 09/15/2040	EUR	88	92
Claris Finance SRL
0.137% due 10/31/2060		273	286
Creso SRL
0.381% due 12/30/2060		428	450
Giovecca Mortgages SRL
0.287% due 04/23/2048		43	45

			873

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.3%
Italy Buoni Poliennali Del Tesoro
0.450% due 06/01/2021	EUR	2,800	$2,946
2.700% due 03/01/2047		1,300	1,315
2.800% due 03/01/2067		1,000	940
3.250% due 09/01/2046		1,200	1,355
4.000% due 02/01/2017		3,400	3,592
4.000% due 02/01/2037		2,700	3,502
Italy Certificati di Credito del Tesoro
0.000% due 02/27/2017 (d)		6,800	7,162
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	911

			21,723

Total Italy (Cost $27,786)			25,481

JAPAN 7.0%

CORPORATE BONDS & NOTES 0.5%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	199
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		400	403
Sumitomo Mitsui Financial Group, Inc.
2.631% due 03/09/2021		1,500	1,544

			2,146

SOVEREIGN ISSUES 6.5%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,200	1,155
Japan Bank for International Cooperation
2.000% due 11/04/2021		800	780
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,300	1,271
Japan Government International Bond
0.200% due 06/20/2017	JPY	1,770,000	15,180
0.300% due 06/20/2046		620,000	4,746
0.500% due 09/20/2046		350,000	2,837
Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	680

			26,649

Total Japan (Cost $32,555)			28,795

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,650	1,838
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		1,200	1,318

Total Luxembourg (Cost $3,175)			3,156

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
1.393% due 06/23/2035		$1,152	887

Total Multinational (Cost $830)			887

NETHERLANDS 3.0%

ASSET-BACKED SECURITIES 0.6%
Babson Euro CLO BV
0.000% due 04/15/2027 (b)(d)	EUR	700	737
Cadogan Square CLO BV
0.040% due 01/17/2023		49	51
Chapel BV
0.049% due 07/17/2066		166	172
Highlander Euro CDO BV
0.000% due 05/01/2023		124	130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jubilee CDO BV
0.099% due 09/20/2022	EUR	95	$101
Laurelin BV
0.109% due 07/15/2023		900	945
Panther CDO BV
0.082% due 10/15/2084		72	75
Wood Street CLO BV
0.008% due 08/27/2022		147	155

			2,366

CORPORATE BONDS & NOTES 2.4%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,425
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (g)		$300	309
Enel Finance International NV
5.125% due 10/07/2019		1,000	1,069
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		400	409
ING Bank NV
2.625% due 12/05/2022		3,600	3,579
4.125% due 11/21/2023		2,000	2,028
Vonovia Finance BV
3.200% due 10/02/2017		1,000	1,009
5.000% due 10/02/2023		100	104

			9,932

Total Netherlands (Cost $12,559)			12,298

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.1%
DNB Bank ASA
2.375% due 06/02/2021		400	396

SOVEREIGN ISSUES 0.2%
Kommunalbanken A/S
1.377% due 03/27/2017		400	400
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	232

			632

Total Norway (Cost $1,065)			1,028

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	90
4.750% due 01/15/2018 ^		200	60
Novo Banco S.A.
5.000% due 05/14/2019		100	73
5.000% due 05/21/2019		200	145

Total Portugal (Cost $929)			368

QATAR 0.2%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	445

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		300	301

Total Qatar (Cost $737)			746

SAUDI ARABIA 1.0%

SOVEREIGN ISSUES 1.0%
Saudi Government International Bond
2.375% due 10/26/2021		3,700	3,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 10/26/2026		$400	$380

Total Saudi Arabia (Cost $4,059)			3,976

SLOVENIA 2.7%

SOVEREIGN ISSUES 2.7%
Slovenia Government International Bond
4.125% due 02/18/2019		3,200	3,327
4.750% due 05/10/2018		400	415
5.250% due 02/18/2024		4,900	5,380
5.500% due 10/26/2022		800	886
5.850% due 05/10/2023		1,000	1,128

Total Slovenia (Cost $11,169)			11,136

SOUTH KOREA 0.3%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		400	391

SOVEREIGN ISSUES 0.2%
Korea Hydro & Nuclear Power Co. Ltd.
1.696% due 05/22/2017		700	700

Total South Korea (Cost $1,090)			1,091

SPAIN 1.9%

CORPORATE BONDS & NOTES 0.3%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (g)	EUR	400	374
Banco Santander S.A.
6.250% due 09/11/2021 (g)		900	891

			1,265

SOVEREIGN ISSUES 1.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018		300	331
4.900% due 09/15/2021		900	1,029
4.950% due 02/11/2020		670	756
Autonomous Community of Madrid
4.125% due 05/21/2024		600	758
4.300% due 09/15/2026		400	520
Autonomous Community of Valencia
4.900% due 03/17/2020		600	718
Spain Government International Bond
2.150% due 10/31/2025		400	452
2.900% due 10/31/2046		1,580	1,770
5.150% due 10/31/2028		200	292

			6,626

Total Spain (Cost $8,007)			7,891

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 06/21/2023	AUD	500	298
0.500% due 08/10/2023		400	233

Total Supranational (Cost $620)			531

SWEDEN 1.3%

CORPORATE BONDS & NOTES 1.3%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	173
Stadshypotek AB
1.875% due 10/02/2019		$2,700	2,686
2.500% due 09/18/2019	SEK	1,000	117
Svenska Handelsbanken AB
2.450% due 03/30/2021		$2,100	2,085

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Swedbank AB
2.200% due 03/04/2020		$300	$298
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	126

Total Sweden (Cost $5,664)			5,485

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.8%
Credit Suisse AG
6.500% due 08/08/2023		$200	213
UBS AG
4.750% due 05/22/2023		2,000	2,045
7.250% due 02/22/2022		1,100	1,109

			3,367

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	455

Total Switzerland (Cost $3,810)			$3,822

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%
National Bank of Abu Dhabi PJSC
2.250% due 02/11/2020		$500	495

Total United Arab Emirates (Cost $493)			495

UNITED KINGDOM 8.4%

CORPORATE BONDS & NOTES 4.0%
Barclays Bank PLC
7.625% due 11/21/2022		2,100	2,309
7.750% due 04/10/2023		500	528
Barclays PLC
2.992% due 08/10/2021		600	615
3.650% due 03/16/2025		600	582
6.500% due 09/15/2019 (g)	EUR	200	205
8.000% due 12/15/2020 (g)		1,100	1,225
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	600	840
HBOS PLC
6.750% due 05/21/2018		$1,100	1,162
HSBC Holdings PLC
6.000% due 09/29/2023 (g)	EUR	1,200	1,310
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	700	1,085
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)		600	776
7.875% due 06/27/2029 (g)		500	653
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (g)		$400	380
8.000% due 08/10/2025 (g)		400	384
8.625% due 08/15/2021 (g)		600	614
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,688
2.875% due 08/05/2021		400	392
Tesco PLC
5.125% due 04/10/2047	EUR	800	835
6.125% due 02/24/2022	GBP	300	421
Tesco Property Finance PLC
5.411% due 07/13/2044		197	226
7.623% due 07/13/2039		92	130

			16,360

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Business Mortgage Finance PLC
0.778% due 02/15/2039		551	667
2.398% due 02/15/2041		359	429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurohome UK Mortgages PLC
0.523% due 06/15/2044	GBP	124	$143
Eurosail PLC
0.536% due 06/10/2044		32	38
0.677% due 06/13/2045		78	95
1.325% due 06/13/2045		744	862
Mansard Mortgages PLC
1.023% due 12/15/2049		213	256
Money Partners Securities PLC
0.753% due 03/15/2040		24	29
Newgate Funding PLC
0.545% due 12/01/2050		300	334
1.373% due 12/15/2050		321	361
RMAC Securities PLC
0.526% due 06/12/2044		558	636
Towd Point Mortgage Funding PLC
1.538% due 02/20/2054		1,600	1,958

			5,808

SOVEREIGN ISSUES 3.0%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		3,800	6,055
3.500% due 01/22/2045 (i)		600	1,001
4.250% due 12/07/2040		1,200	2,167
4.250% due 12/07/2046		1,600	3,056

			12,279

Total United Kingdom (Cost $36,991)			34,447

UNITED STATES 28.9%

ASSET-BACKED SECURITIES 6.1%
ACE Securities Corp. Home Equity Loan Trust
0.896% due 07/25/2036		$1,673	1,201
Amortizing Residential Collateral Trust
1.336% due 07/25/2032		1	1
1.456% due 10/25/2031		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.696% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.136% due 02/25/2036		729	517
Citigroup Mortgage Loan Trust, Inc.
0.916% due 12/25/2036		671	417
1.016% due 03/25/2036		800	679
1.016% due 06/25/2037		2,700	2,173
Countrywide Asset-Backed Certificates
0.886% due 12/25/2036 ^		527	521
0.896% due 06/25/2035		498	384
0.896% due 01/25/2037		2,518	2,065
0.896% due 06/25/2037		647	534
0.896% due 06/25/2047 ^		511	370
0.896% due 06/25/2047		1,573	1,289
0.906% due 04/25/2047		584	541
1.046% due 07/25/2036		662	640
5.253% due 08/25/2035 ^		922	794
Countrywide Asset-Backed Certificates Trust
1.934% due 04/25/2035		1,000	970
Credit Suisse First Boston Mortgage Securities Corp.
1.376% due 01/25/2032		1	1
GSAMP Trust
1.186% due 11/25/2035 ^		1,388	864
HSI Asset Securitization Corp. Trust
1.016% due 04/25/2037		940	549
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.996% due 04/25/2037		715	451
Long Beach Mortgage Loan Trust
1.316% due 10/25/2034		12	12
Morgan Stanley ABS Capital, Inc. Trust
0.886% due 10/25/2036		194	155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Home Equity Loan Trust
0.856% due 12/25/2036		$1,189	$672
0.986% due 04/25/2037		995	629
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		192	96
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.046% due 03/25/2036		700	588
NovaStar Mortgage Funding Trust
0.886% due 03/25/2037		917	601
Renaissance Home Equity Loan Trust
3.306% due 12/25/2032		489	465
5.294% due 01/25/2037		655	351
5.675% due 06/25/2037 ^		1,067	502
5.731% due 11/25/2036		1,058	612
Residential Asset Mortgage Products Trust
0.804% due 12/25/2035		556	433
0.814% due 12/25/2035		1,268	941
Residential Asset Securities Corp. Trust
1.006% due 11/25/2036		2,111	1,322
1.256% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
2.506% due 12/25/2037		480	401
2.556% due 05/25/2031		647	575
Soundview Home Loan Trust
0.906% due 06/25/2037		105	71
Structured Asset Investment Loan Trust
0.886% due 07/25/2036		615	444
1.066% due 01/25/2036		1,600	1,247

			25,082

BANK LOAN OBLIGATIONS 0.1%
Charter Communications Operating LLC
3.500% due 01/15/2024		596	599

CORPORATE BONDS & NOTES 5.4%
Ally Financial, Inc.
2.750% due 01/30/2017		900	900
3.600% due 05/21/2018		400	404
5.500% due 02/15/2017		300	301
American International Group, Inc.
3.900% due 04/01/2026		1,100	1,120
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	509
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		800	873
Anthem, Inc.
2.250% due 08/15/2019		800	799
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	213
Bank of America Corp.
6.875% due 04/25/2018		$800	850
Charter Communications Operating LLC
4.464% due 07/23/2022		600	627
6.384% due 10/23/2035		600	686
CIT Group, Inc.
3.875% due 02/19/2019		300	307
4.250% due 08/15/2017		400	406
5.000% due 05/15/2018		100	102
Citigroup, Inc.
1.878% due 06/07/2019		600	605
2.050% due 06/07/2019		200	199
2.650% due 10/26/2020		500	500
Citizens Bank N.A.
2.550% due 05/13/2021		400	398
Ford Motor Credit Co. LLC
1.897% due 08/12/2019		1,800	1,771
3.200% due 01/15/2021		300	300
Goldman Sachs Group, Inc.
2.042% due 04/23/2020		400	404
JPMorgan Chase & Co.
2.550% due 10/29/2020		100	100

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
5.000% due 02/15/2021		$400	$426
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	12
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	297
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		700	672
Navient Corp.
5.500% due 01/15/2019		1,100	1,144
Pricoa Global Funding
2.200% due 06/03/2021		600	589
Santander Holdings USA, Inc.
2.380% due 11/24/2017		1,700	1,715
SLM Student Loan Trust
0.927% due 03/15/2038	GBP	700	781
Springleaf Finance Corp.
5.250% due 12/15/2019		$300	303
6.000% due 06/01/2020		400	407
Sprint Communications, Inc.
8.375% due 08/15/2017		400	416
Wells Fargo & Co.
2.117% due 10/31/2023		2,000	2,026
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		900	898

			22,060

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043		100	135

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
American Home Mortgage Investment Trust
2.778% due 09/25/2045		43	42
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		635	526
Banc of America Mortgage Trust
2.903% due 02/25/2036 ^		83	77
Bear Stearns Adjustable Rate Mortgage Trust
2.920% due 03/25/2035		39	39
3.001% due 08/25/2033		2	2
3.128% due 03/25/2035		4	4
Bear Stearns ALT-A Trust
0.916% due 02/25/2034		58	53
3.117% due 03/25/2036 ^		173	133
3.118% due 11/25/2035 ^		36	30
3.149% due 09/25/2035		40	34
3.184% due 08/25/2036 ^		54	39
Bear Stearns Structured Products, Inc. Trust
3.107% due 12/26/2046		38	30
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		7	7
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.875% due 09/25/2035 ^		458	394
Countrywide Alternative Loan Trust
0.949% due 03/20/2046		79	59
1.036% due 02/25/2037		64	53
1.567% due 12/25/2035		71	65
2.034% due 11/25/2035		15	12
5.250% due 06/25/2035 ^		12	11
Countrywide Home Loan Mortgage Pass-Through Trust
1.216% due 05/25/2035		33	27
1.396% due 03/25/2035		63	49
1.416% due 02/25/2035		8	7
3.105% due 11/25/2034		10	9
3.172% due 08/25/2034 ^		23	19
5.500% due 01/25/2035		473	478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	$1	$1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	207	92
DBUBS Mortgage Trust
0.300% due 11/10/2046 (a)	400	5
0.748% due 11/10/2046 (a)	304	7
Deutsche ALT-A Securities, Inc.
1.506% due 10/25/2047	1,201	985
GSR Mortgage Loan Trust
1.086% due 12/25/2034	72	65
3.076% due 04/25/2035	349	332
3.289% due 01/25/2036 ^	75	71
HarborView Mortgage Loan Trust
2.999% due 05/19/2033	4	4
IndyMac Mortgage Loan Trust
0.966% due 05/25/2046	633	525
0.996% due 07/25/2035	30	26
JPMorgan Mortgage Trust
2.572% due 07/27/2037	125	117
3.024% due 02/25/2036 ^	47	42
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.144% due 12/15/2030	7	7
Merrill Lynch Mortgage Investors Trust
2.543% due 10/25/2035	11	11
Morgan Stanley Bank of America Merrill Lynch Trust
1.044% due 12/15/2048 (a)	1,006	49
Morgan Stanley Mortgage Loan Trust
2.862% due 06/25/2036	49	48
Residential Accredit Loans, Inc. Trust
0.906% due 02/25/2047	39	22
0.936% due 06/25/2046	334	144
0.966% due 04/25/2046	568	260
Structured Adjustable Rate Mortgage Loan Trust
3.112% due 04/25/2034	7	7
Structured Asset Mortgage Investments Trust
0.966% due 05/25/2036	15	12
0.976% due 05/25/2036	111	86
0.976% due 09/25/2047	161	135
0.986% due 05/25/2045	26	23
1.316% due 07/19/2034	3	3
1.396% due 09/19/2032	3	2
1.436% due 03/19/2034	6	6
2.067% due 08/25/2047 ^	47	40
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	21
Thornburg Mortgage Securities Trust
2.878% due 06/25/2047 ^	49	44
5.750% due 06/25/2047	11	10
Wachovia Mortgage Loan Trust LLC
3.212% due 10/20/2035 ^	166	151
WaMu Mortgage Pass-Through Certificates Trust
1.066% due 01/25/2045	135	130
1.547% due 06/25/2046	52	48
1.567% due 02/25/2046	120	110
1.848% due 02/27/2034	6	5
2.498% due 03/25/2033	14	14
2.750% due 12/25/2036 ^	270	232
2.792% due 04/25/2035	61	60
2.798% due 03/25/2035	77	78
Washington Mutual Mortgage Pass-Through Certificates Trust
1.507% due 07/25/2046 ^	30	20
Wells Fargo Mortgage-Backed Securities Trust
2.925% due 03/25/2035	95	95
3.080% due 04/25/2036	7	7
3.080% due 07/25/2036 ^	60	59
3.109% due 03/25/2036 ^	225	215

		6,625

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%
Navient Corp.
3.514% due 01/16/2018	900	$23

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.4%
Fannie Mae
0.876% due 03/25/2034	$6	6
0.906% due 08/25/2034	4	4
1.106% due 09/25/2042	20	20
1.156% due 06/25/2036	41	40
1.186% due 11/25/2040	58	58
1.206% due 11/25/2040 - 01/25/2044	360	359
1.336% due 06/25/2041	266	267
1.556% due 12/25/2039	303	306
1.741% due 10/01/2044	19	20
2.858% due 05/25/2035	15	16
2.872% due 11/01/2034	38	41
2.881% due 12/01/2034	6	7
3.500% due 11/01/2021	91	96
5.480% due 07/01/2018	200	203
6.000% due 07/25/2044	13	14
Fannie Mae, TBA
3.000% due 02/01/2047	13,600	13,481
3.500% due 02/01/2047	28,000	28,640
Freddie Mac
0.883% due 01/15/2038	694	689
1.204% due 12/15/2032	8	8
1.304% due 12/15/2037	24	24
1.741% due 10/25/2044	53	54
1.983% due 01/15/2038 (a)	694	41
2.500% due 03/01/2035	5	5
2.739% due 02/01/2029	3	3
2.850% due 04/01/2035	89	93
Ginnie Mae
1.330% due 05/20/2066 - 06/20/2066	4,489	4,470
1.589% due 11/20/2066	701	701
2.125% due 04/20/2028 - 06/20/2030	4	4
NCUA Guaranteed Notes
1.122% due 11/05/2020	1,003	1,005
1.212% due 12/08/2020	267	268

		50,943

U.S. TREASURY OBLIGATIONS 3.3%
U.S. Treasury Bonds
5.250% due 02/15/2029	100	128
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (m)	427	428
0.125% due 07/15/2022 (k)	1,997	2,004
0.125% due 01/15/2023 (k)	2,409	2,392
0.125% due 07/15/2024 (k)	153	150
0.375% due 07/15/2025 (i)(k)	8,460	8,418

		13,520

Total United States (Cost $118,485)		118,987

SHORT-TERM INSTRUMENTS 20.9%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.745% due 11/06/2017	1,000	1,001
1.751% due 09/08/2017	1,000	1,001
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017	1,900	1,903
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017	1,000	1,002

		4,907

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)
REPURCHASE AGREEMENTS (h) 0.2%
			$855

ITALY TREASURY BILLS 2.1%
(0.294)% due 02/28/2017 (d)(e)	EUR	8,100	8,530

JAPAN TREASURY BILLS 17.0%
(0.275)% due 01/16/2017 - 03/06/2017 (c)(d)	JPY	8,180,000	$70,006

U.S. TREASURY BILLS 0.4%
0.464% due 02/02/2017 - 02/23/2017 (c)(d)(i)		$1,519	1,518

Total Short-Term Instruments (Cost $94,354)			85,816

Total Investments in Securities (Cost $483,053)			460,981

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short-Term Floating NAV Portfolio III	362,938	$3,588

Total Short-Term Instruments (Cost $3,588)		3,588

Total Investments in Affiliates (Cost $3,588)		3,588

Total Investments 113.0% (Cost $486,641)		$464,569

Financial Derivative Instruments (j)(l) 2.9% (Cost or Premiums, net $(3,792))		11,821

Other Assets and Liabilities, net (15.9)%		(65,241)

Net Assets 100.0%		$411,149

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$855	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(876)	$855	$855

Total Repurchase Agreements						$(876)	$855	$855

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	0.850%	12/22/2016	01/04/2017	$	(1,302)	$(1,302)

Total Reverse Repurchase Agreements						$(1,302)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)			Payable for Sale-Buyback Transactions(4)
GSC	1.270%	12/16/2016	01/10/2017	$		(2,396)	$(2,397)
MYI	(0.400)	10/12/2016	01/24/2017		EUR	(913)	(1,018)
	0.500	11/09/2016	01/17/2017		GBP	(652)	(809)
TDM	0.620	11/08/2016	01/12/2017		CAD	(598)	(448)
	0.870	11/08/2016	01/12/2017			(15,562)	(11,646)
UBS	0.540	11/10/2016	01/17/2017		GBP	(823)	(1,021)

Total Sale-Buyback Transactions							$(17,339)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(12,779) at a weighted average interest rate of 0.656%.
(4)	Payable for sale-buyback transactions includes $(3) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(i)	Securities with an aggregate market value of $18,347 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(1,302)	$0	$(1,302)	$1,318	$16
SSB	855	0	0	855	(876)	(21)

Master Securities Forward Transaction Agreement
GSC	0	0	(2,397)	(2,397)	2,434	37
MYI	0	0	(1,827)	(1,827)	1,668	(159)
TDM	0	0	(12,094)	(12,094)	11,926	(168)
UBS	0	0	(1,021)	(1,021)	1,001	(20)

Total Borrowings and Other Financing Transactions	$855	$(1,302)	$(17,339)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,302)	$0	$0	$(1,302)

Total	$0	$(1,302)	$0	$0	$(1,302)

Sale-Buyback Transactions
Sovereign Issues	0	(14,942)	0	0	(14,942)
U.S. Treasury Obligations	0	(2,397)	0	0	(2,397)

Total	$0	$(17,339)	$0	$0	$(17,339)

Total Borrowings	$0	$(18,641)	$0	$0	$(18,641)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(18,641)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$110.500	03/24/2017	447	$4	$3

Total Purchased Options				$4	$3

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	Long	03/2017	30	$(4)	$6	$0
Australia Government 10-Year Bond March Futures	Long	03/2017	36	16	23	0
Canada Government 10-Year Bond March Futures	Long	03/2017	1	(1)	0	0
Euro-Bobl March Futures	Long	03/2017	180	186	2	(15)
Euro-Bono March Futures	Long	03/2017	24	57	10	(20)
Euro-BTP Italy Government Bond March Futures	Long	03/2017	32	87	15	(10)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	45	94	26	(21)
Euro-Buxl 30-Year Bond March Futures	Short	03/2017	1	(2)	3	(2)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2017	81	132	40	(39)
Euro-Schatz March Futures	Long	03/2017	349	58	0	(18)
Japan Government 10-Year Bond March Futures	Long	03/2017	24	9	64	(2)
U.S. Treasury 2-Year Note March Futures	Short	03/2017	447	72	0	(28)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	267	(117)	44	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	283	(152)	97	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	3	0	17	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	23	(34)	22	0
United Kingdom Long Gilt March Futures	Long	03/2017	89	203	85	(4)

Total Futures Contracts				$604	$454	$(159)

SWAP AGREEMENTS

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.237%		$700	$(21)	$(2)	$0	$(1)
BASF SE	1.000	12/20/2020	0.307	EUR	200	(6)	0	0	0
BAT International Finance PLC	1.000	12/20/2020	0.500		400	(9)	0	0	0
Bayer AG	1.000	12/20/2020	0.451		300	(7)	(1)	0	0
Berkshire Hathaway, Inc.	1.000	12/20/2021	0.836		$700	6	0	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.279	EUR	600	(19)	0	0	0
Navient Corp.	5.000	03/20/2019	1.533		$1,100	(85)	(23)	1	0
Pfizer, Inc.	1.000	12/20/2020	0.317		700	(19)	1	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.230		700	(21)	(1)	0	0
Shell International Finance BV	1.000	12/20/2026	1.212	EUR	500	(10)	4	0	0
Telia Co. AB	1.000	12/20/2020	0.417		200	(5)	0	0	0
Tesco PLC	1.000	12/20/2020	1.568		1,400	(32)	10	1	0
Tesco PLC	1.000	06/20/2021	1.792		900	(32)	6	0	(1)
United Utilities PLC	1.000	12/20/2020	0.603		200	(3)	0	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.295		$300	(8)	0	0	0
Veolia Environnement S.A.	1.000	12/20/2020	0.456	EUR	200	(5)	1	0	0

						$(276)	$(5)	$2	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)			Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$		31,900	$(494)	$(2)	$0	$(9)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021		EUR	54,200	(802)	42	0	(4)

						$(1,296)	$40	$0	$(13)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.500%	12/16/2026	CAD	4,600	$(132)	$(168)	$10	$0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		700	68	92	0	(6)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	(2)	(20)	4	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	600	2	2	0	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		500	1	1	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		500	2	1	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		600	2	2	0	0
Pay*	3-Month USD-LIBOR	1.000	05/15/2018		$59,900	(236)	(151)	0	(3)
Receive*	3-Month USD-LIBOR	1.250	05/15/2019		59,900	385	285	0	(11)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		19,700	438	561	0	(22)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		3,800	(11)	79	0	(6)
Receive	3-Month USD-LIBOR	2.038	08/31/2022		200	(1)	4	0	0
Receive	3-Month USD-LIBOR	2.300	01/13/2023		3,300	(68)	(56)	0	(6)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		8,300	53	335	0	(14)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		44,700	1,182	1,118	0	(92)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		35,900	1,105	2,040	25	(95)
Receive*	3-Month USD-LIBOR	2.098	07/01/2041		4,000	79	79	0	(4)
Receive	3-Month USD-LIBOR	1.768	12/15/2046		300	54	47	0	(3)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		3,600	297	626	0	(30)
Pay*	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	15,000	10	11	4	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022	EUR	24,900	(139)	(215)	35	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		1,100	49	33	4	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		23,200	(467)	(358)	100	0
Receive*	6-Month EUR-EURIBOR	1.250	03/15/2047		4,600	(15)	507	0	(27)
Receive*	6-Month GBP-LIBOR	0.500	03/15/2019	GBP	3,200	(10)	(17)	4	0
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022		5,200	(126)	(57)	21	0
Receive	6-Month GBP-LIBOR	1.700	03/10/2026		100	(6)	(5)	0	(1)
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027		1,800	108	67	0	(13)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		200	(20)	(7)	0	(4)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,280,000	56	49	3	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		150,000	(28)	(12)	0	(1)
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		670,000	425	175	15	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		2,920,000	279	(411)	64	0
Pay	6-Month JPY-LIBOR	0.000	09/20/2026		1,650,000	(285)	(104)	36	0
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		2,340,000	3,253	2,987	168	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		150,000	153	129	11	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		560,000	(907)	981	0	(72)
Pay	28-Day MXN-TIIE	4.340	09/28/2017	MXN	34,300	(32)	(27)	0	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017		57,800	(62)	(52)	0	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		16,200	(61)	(60)	2	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		9,600	(50)	(43)	2	0
Receive	UKRPI	3.585	10/15/2046	GBP	300	12	(2)	0	0

						$5,355	$8,446	$508	$(410)

Total Swap Agreements						$3,783	$8,481	$510	$(425)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(k)	Securities with an aggregate market value of $3,490 and cash of $7,675 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$454	$510	$967	$0	$ (159)	$ (425)	$ (584)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017	BRL	2,697		$828	$0	$(1)
	01/2017	CNY	257		37	0	0
	01/2017	DKK	37,600		5,683	360	0
	01/2017	INR	36,851		544	2	0
	01/2017		$803	BRL	2,697	26	0
	01/2017		533	CNY	3,534	0	(27)
	01/2017		53,469	EUR	51,413	658	0
	02/2017	EUR	51,413		$53,544	0	(656)
	02/2017		$979	RUB	60,600	0	(3)
	04/2017	DKK	124,956		$18,947	1,165	0
	07/2017		45,325		6,850	367	0
BPS	01/2017	BRL	4,040		1,240	0	(2)
	01/2017	DKK	3,425		512	27	0
	01/2017	EUR	41,306		43,810	324	0
	01/2017	GBP	21,185		26,490	380	0
	01/2017	JPY	131,200		1,135	13	0
	01/2017		$1,194	BRL	4,040	47	0
	01/2017		449	JPY	53,000	4	0
	06/2017	JPY	1,770,000		$17,649	2,375	0
CBK	01/2017	CHF	557		551	4	0
	01/2017	DKK	4,735		695	25	0
	01/2017	EUR	12,553		13,937	737	(17)
	01/2017	GBP	1,668		2,105	49	0
	01/2017	NZD	2,313		1,637	30	0
	01/2017	SGD	4,359		3,119	109	0
	01/2017		$1,529	EUR	1,448	5	(9)
	01/2017		553	RUB	40,037	97	0
	02/2017	JPY	2,560,000		$24,734	2,787	0
	02/2017		$611	MXN	11,676	0	(50)
	03/2017	JPY	250,000		$2,243	98	0
DUB	01/2017	INR	41,709		617	4	0
	02/2017		$260	MXN	4,998	0	(21)
	07/2017		120	BRL	433	7	0
FBF	02/2017		1,638	MXN	33,329	0	(39)
GLM	01/2017	DKK	80,864		$12,037	594	(6)
	01/2017	JPY	1,110,000		10,766	1,260	0
	01/2017		$327	CAD	430	0	(7)
	01/2017		1,171	DKK	7,880	0	(55)
	01/2017		1,491	INR	100,911	0	(8)
	01/2017		1,276	JPY	145,600	0	(30)
	01/2017		8,352	SGD	12,098	1	0
	03/2017	SGD	12,098		$8,349	0	(1)
	03/2017	TWD	59,746		1,899	54	0
	03/2017		$890	RUB	55,945	6	0
	07/2017		159	BRL	574	9	0
HUS	01/2017	CNH	1,039		$157	9	0
	01/2017	DKK	33,300		4,664	0	(51)
	01/2017	INR	32,907		486	2	0
	01/2017	SGD	9,564		6,830	226	0
	01/2017		$536	CNY	3,549	0	(28)
	01/2017		1,645	INR	111,153	0	(11)
	02/2017	JPY	1,000,000		$9,901	1,329	0
	02/2017		$552	RUB	40,064	96	0
	07/2017	DKK	33,630		$5,089	279	0
	10/2017		63,125		9,667	590	0
IND	01/2017		$27,299	GBP	22,298	183	0
	02/2017	GBP	22,298		$27,317	0	(184)
JPM	01/2017	AUD	4,078		3,009	66	0
	01/2017	CAD	5,221		3,892	4	0
	01/2017	DKK	25,040		3,667	128	(6)
	01/2017	EUR	1,170		1,243	12	0
	01/2017	JPY	1,190,000		11,521	1,324	0
	01/2017	NOK	2,010		238	5	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017		$933	EUR	876	$0	$(10)
	01/2017		703	GBP	555	0	(19)
	01/2017		10,249	JPY	1,204,719	60	0
	01/2017		243	KRW	285,331	0	(7)
	01/2017		731	NZD	1,018	0	(24)
	01/2017		2,023	SGD	2,864	0	(45)
	02/2017	DKK	200,767		$28,512	38	0
	02/2017	JPY	1,204,719		10,261	0	(63)
	02/2017	RUB	76,533		1,155	0	(78)
	03/2017	JPY	330,000		2,944	112	0
	03/2017		$116	RUB	7,285	1	0
	04/2017	DKK	23,096		$3,505	218	0
MSB	01/2017	BRL	891		274	0	0
	01/2017		$267	BRL	891	7	0
	02/2017	CNH	64,785		$9,511	344	0
RBC	01/2017	DKK	33,015		4,973	299	0
	01/2017	JPY	1,180,000		11,403	1,297	0
SCX	01/2017	BRL	7,629		2,331	0	(13)
	01/2017	JPY	1,272,119		11,384	499	0
	01/2017	KRW	1,075,315		945	54	0
	01/2017	SGD	1,038		733	17	0
	01/2017		$2,341	BRL	7,629	3	0
	01/2017		151	CNH	1,039	0	(2)
	01/2017		227	EUR	217	2	0
	02/2017	CNH	3,820		$562	21	0
	02/2017		$2,310	BRL	7,629	15	0
SOG	01/2017	CNY	6,826		$985	7	0
TOR	02/2017	JPY	560,000		5,155	351	0
UAG	01/2017	DKK	5,965		907	63	0
	01/2017	INR	137,562		2,024	1	0
	01/2017	KRW	234,613		206	12	0
	01/2017	SEK	3,955		430	0	(5)
	01/2017		$1,142	EUR	1,075	0	(10)
	01/2017		546	INR	36,964	0	(3)
	01/2017		928	KRW	1,051,462	0	(57)
	04/2017	DKK	13,668		$2,077	132	0
	04/2017		$2,002	INR	137,562	0	(3)

Total Forward Foreign Currency Contracts						$19,430	$(1,551)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	11/07/2019	$	1,400	$119	$193
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,500	135	166
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	80,000	5	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.640	06/19/2017	$	125,000	88	71
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017		74,800	76	91
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		2,200	213	249
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		2,200	200	244

								$836	$1,015

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$	45,800	$4	$1

Total Purchased Options							$840	$1,016

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD		$1.297	01/27/2017	GBP	6,400	$(51)	$(5)
CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	745	(6)	0
	Call - OTC EUR versus AUD		1.530	01/10/2017		745	(6)	0
	Call - OTC GBP versus USD		$1.302	01/30/2017	GBP	1,148	(11)	(1)
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		$1,000	(96)	(61)
	Put - OTC USD versus BRL		3.890	06/28/2018		1,000	(95)	(121)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		600	(32)	(2)
GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	1,300	(51)	(1)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,300	(44)	(26)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018		$1,400	(135)	(86)
	Put - OTC USD versus BRL		3.892	07/02/2018		1,400	(135)	(170)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		2,300	(21)	(3)
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		700	(18)	0
SOG	Put - OTC USD versus KRW		1,145.000	01/17/2017		500	(11)	0
UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		600	(13)	0

							$(725)	$(476)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	11/07/2019	$	7,100	$(122)	$(254)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		7,300	(131)	(216)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	520,000	(6)	(4)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019	$	22,200	(417)	(658)

								$(676)	$(1,132)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$	45,800	$ 0	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount		Premiums (Received)(1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	100	$0	$3

Total Written Options						$(1,401)	$(1,605)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		93		0		(42)		(51)		0
Notional Amount in $		$24,460		$175,449		$(51,569)		$(34,840)		$(21,500)		$92,000
Notional Amount in AUD	AUD	0	AUD	14,800	AUD	(5,700)	AUD	(9,100)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	6,722	CHF	(3,300)	CHF	0	CHF	(3,422)	CHF	0
Notional Amount in EUR	EUR	6,000	EUR	66,367	EUR	(20,700)	EUR	(45,777)	EUR	(1,800)	EUR	4,090
Notional Amount in GBP	GBP	14,800	GBP	18,120	GBP	(4,700)	GBP	(13,372)	GBP	(7,300)	GBP	7,548
Notional Amount in JPY	JPY	0	JPY	520,000	JPY	0	JPY	0	JPY	0	JPY	520,000
Premiums		$(363)		$(2,940)		$780		$779		$343		$(1,401)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.497%	EUR	300	$8	$0	$8	$0
	Wind Acquisition Finance S.A.	(5.000)	06/20/2021	2.817		300	(30)	0	0	(30)
BPS	HSBC Bank PLC	(1.000)	06/20/2021	1.319		1,000	12	2	14	0
	ING Bank NV	(1.000)	06/20/2021	1.417		700	17	(4)	13	0
	ING Bank NV	(1.000)	12/20/2021	1.497		300	11	(3)	8	0
	UBS AG	(1.000)	12/20/2021	0.609		600	(10)	(2)	0	(12)
BRC	Springleaf Finance Corp.	(5.000)	06/20/2020	3.344	$	400	(29)	7	0	(22)
	UBS AG	(1.000)	09/20/2022	1.569		250	6	1	7	0
CBK	Barclays Bank PLC	(1.000)	06/20/2021	1.685	EUR	700	36	(14)	22	0
	HSBC Bank PLC	(1.000)	12/20/2021	1.425		300	8	(2)	6	0
	UBS AG	(1.000)	12/20/2021	1.473		300	11	(4)	7	0
	UBS AG	(1.000)	09/20/2022	1.569	$	800	34	(10)	24	0
GST	SABMiller PLC	(1.000)	01/20/2022	0.334		100	(2)	(1)	0	(3)
SOG	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.201		900	123	21	144	0

							$195	$(9)	$253	$(67)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.299%	$	300	$(7)	$5	$0	$(2)
	Brazil Government International Bond	1.000	09/20/2019	1.492		100	(3)	2	0	(1)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.570	EUR	400	(2)	3	1	0
	Royal Bank of Scotland PLC	1.000	12/20/2021	1.132		300	(4)	2	0	(2)
CBK	Brazil Government International Bond	1.000	03/20/2019	1.299	$	100	(4)	3	0	(1)
DUB	Brazil Government International Bond	1.000	03/20/2019	1.299		300	(8)	6	0	(2)
HUS	Brazil Government International Bond	1.000	06/20/2019	1.406		100	(2)	1	0	(1)
	Brazil Government International Bond	1.000	09/20/2019	1.492		100	(3)	2	0	(1)
JPM	Brazil Government International Bond	1.000	03/20/2019	1.299		200	(8)	7	0	(1)
	Royal Bank of Scotland PLC	1.000	12/20/2021	1.132	EUR	300	(4)	2	0	(2)
MYC	Brazil Government International Bond	1.000	03/20/2019	1.299	$	100	(4)	3	0	(1)
	Brazil Government International Bond	1.000	09/20/2019	1.492		100	(3)	2	0	(1)

							$(52)	$38	$1	$(15)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(5)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	300	$19	$(1)	$18	$0
BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		200	12	0	12	0
MYC	iTraxx Europe Subordinated 26 5-Year Index	(1.000)	12/20/2021		900	55	(1)	54	0

						$86	$(2)	$84	$0

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 5,700	$ 4,351	$(17)	$(86)	$0	$(103)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR 2,700	3,014	23	(223)	0	(200)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 6,600	9,392	(6)	(1,250)	0	(1,256)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR 2,490	2,780	(43)	(142)	0	(185)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027	5,090	5,408	19	(79)	0	(60)
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 4,500	6,345	20	(816)	0	(796)
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 8,200	6,182	(81)	10	0	(71)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.503% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR 1,600	1,786	8	(126)	0	(118)
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP 3,200	3,904	(3)	31	28	0
	Floating rate equal to 3-Month USD-LIBOR less 0.770% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$ 393	JPY 40,000	3	48	51	0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 22,300	$ 16,811	(23)	(170)	0	(193)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 7,000	9,933	(1,024)	(280)	0	(1,304)
	Floating rate equal to 3-Month USD-LIBOR less 0.767% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$ 4,030	JPY 410,000	(4)	522	518	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 5,600	$4,222	$(23)	$(26)	$0	$(49)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP 1,000	1,220	(1)	9	8	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	10,700	15,183	(1,868)	(125)	0	(1,993)
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	2,600	3,690	(444)	(40)	0	(484)

						$(3,464)	$(2,743)	$605	$(6,812)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,607,700	$0	$13	$13	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		996,500	0	8	8	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		4,823,100	0	39	39	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,607,700	0	13	13	0

							$0	$73	$73	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250%	01/03/2017	$ 4	$0	$14	$14	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	4	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	3	0	9	9	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	4	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	4	0	(7)	0	(7)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	3	0	(5)	0	(5)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.850	01/05/2017	2	0	6	6	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.750	01/05/2017	2	0	(1)	0	(1)

						$0	$26	$44	$(18)

Total Swap Agreements						$(3,235)	$(2,617)	$1,060	$(6,912)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(m)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
BOA	$2,578	$0	$39	$2,617	$(687)	$(5)	$(1,591)	$(2,283)	$334	$(2,090)	$(1,756)
BPS	3,170	0	48	3,218	(2)	0	(200)	(202)	3,016	(3,620)	(604)
BRC	0	0	7	7	0	0	(22)	(22)	(15)	0	(15)
CBK	3,941	0	67	4,008	(76)	(1)	(857)	(934)	3,074	(4,090)	(1,016)
CIB	0	0	0	0	0	0	(71)	(71)	(71)	0	(71)
DUB	11	359	156	526	(21)	(652)	(137)	(810)	(284)	198	(86)
FBF	0	0	0	0	(39)	(2)	0	(41)	(41)	0	(41)
GLM	1,924	0	518	2,442	(107)	(283)	(1,497)	(1,887)	555	(1,670)	(1,115)
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
HUS	2,531	0	0	2,531	(90)	0	(2)	(92)	2,439	(2,660)	(221)
IND	183	0	0	183	(184)	0	0	(184)	(1)	0	(1)
JPM	1,968	1	0	1,969	(252)	(4)	(3)	(259)	1,710	(1,590)	120
MSB	351	0	0	351	0	0	0	0	351	(260)	91
MYC	0	655	54	709	0	(658)	(2)	(660)	49	(270)	(221)
NGF	0	0	13	13	0	0	0	0	13	0	13
RBC	1,596	0	0	1,596	0	0	(49)	(49)	1,547	(1,740)	(193)
RYL	0	0	8	8	0	0	(1,993)	(1,993)	(1,985)	0	(1,985)
SCX	611	0	0	611	(15)	0	0	(15)	596	(700)	(104)
SOG	7	1	144	152	0	0	(484)	(484)	(332)	0	(332)
TOR	351	0	0	351	0	0	0	0	351	(320)	31
UAG	208	0	6	214	(78)	0	(1)	(79)	135	0	135

Total Over the Counter	$19,430	$1,016	$1,060	$21,506	$(1,551)	$(1,605)	$(6,912)	$(10,068)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	454	454
Swap Agreements	0	2	0	0	508	510

	$0	$2	$0	$0	$965	$967

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,430	$0	$19,430
Purchased Options	0	0	0	0	1,016	1,016
Swap Agreements	0	338	0	649	73	1,060

	$0	$338	$0	$20,079	$1,089	$21,506

	$0	$340	$0	$20,079	$2,054	$22,473

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$159	$159
Swap Agreements	0	15	0	0	410	425

	$0	$15	$0	$0	$569	$584

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,551	$0	$1,551
Written Options	0	0	0	473	1,132	1,605
Swap Agreements	0	82	0	6,830	0	6,912

	$0	$82	$0	$8,854	$1,132	$10,068

	$0	$97	$0	$8,854	$1,701	$10,652

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	16	16
Futures	0	0	0	0	848	848
Swap Agreements	0	32	0	0	(1,146)	(1,114)

	$0	$32	$0	$0	$(290)	$(258)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,889	$0	$2,889
Purchased Options	0	0	0	(570)	64	(506)
Written Options	0	69	0	963	252	1,284
Swap Agreements	0	128	0	(608)	157	(323)

	$0	$197	$0	$2,674	$473	$3,344

	$0	$229	$0	$2,674	$183	$3,086

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	556	556
Swap Agreements	0	206	0	0	8,424	8,630

	$0	$206	$0	$0	$8,979	$9,185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,945	$0	$17,945
Purchased Options	0	0	0	(37)	175	138
Written Options	0	(8)	0	245	(534)	(297)
Swap Agreements	0	(55)	0	(3,132)	18	(3,169)

	$0	$(63)	$0	$15,021	$(341)	$14,617

	$0	$143	$0	$15,021	$8,638	$23,802

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$104	$0	$104
Belgium
Corporate Bonds & Notes	0	846	0	846
Brazil
Corporate Bonds & Notes	0	2,295	0	2,295
Canada
Asset-Backed Securities	0	866	0	866
Corporate Bonds & Notes	0	3,663	0	3,663
Sovereign Issues	0	13,139	0	13,139
Cayman Islands
Asset-Backed Securities	0	2,581	0	2,581
Denmark
Corporate Bonds & Notes	0	75,623	0	75,623
France
Corporate Bonds & Notes	0	2,546	0	2,546
Non-Agency Mortgage-Backed Securities	0	221	0	221
Sovereign Issues	0	4,242	0	4,242
Germany
Corporate Bonds & Notes	0	3,264	0	3,264
Greece
Corporate Bonds & Notes	0	518	0	518
Sovereign Issues	0	925	0	925
Guernsey, Channel Islands
Corporate Bonds & Notes	0	799	0	799
Ireland
Asset-Backed Securities	0	461	0	461
Corporate Bonds & Notes	0	1,429	0	1,429
Sovereign Issues	0	1,023	0	1,023
Italy
Corporate Bonds & Notes	0	2,885	0	2,885
Non-Agency Mortgage-Backed Securities	0	873	0	873
Sovereign Issues	0	21,723	0	21,723
Japan
Corporate Bonds & Notes	0	2,146	0	2,146
Sovereign Issues	0	26,649	0	26,649
Luxembourg
Corporate Bonds & Notes	0	3,156	0	3,156
Multinational
Corporate Bonds & Notes	0	887	0	887
Netherlands
Asset-Backed Securities	0	1,421	945	2,366
Corporate Bonds & Notes	0	9,932	0	9,932
Norway
Corporate Bonds & Notes	0	396	0	396
Sovereign Issues	0	632	0	632
Portugal
Corporate Bonds & Notes	0	368	0	368
Qatar
Corporate Bonds & Notes	0	445	0	445
Sovereign Issues	0	301	0	301
Saudi Arabia
Sovereign Issues	0	3,976	0	3,976
Slovenia
Sovereign Issues	0	11,136	0	11,136
South Korea
Corporate Bonds & Notes	0	391	0	391
Sovereign Issues	0	700	0	700

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Spain
Corporate Bonds & Notes	$0	$1,265	$0	$1,265
Sovereign Issues	0	6,626	0	6,626
Supranational
Corporate Bonds & Notes	0	531	0	531
Sweden
Corporate Bonds & Notes	0	5,485	0	5,485
Switzerland
Corporate Bonds & Notes	0	3,367	0	3,367
Sovereign Issues	0	455	0	455
United Arab Emirates
Corporate Bonds & Notes	0	495	0	495
United Kingdom
Corporate Bonds & Notes	0	16,360	0	16,360
Non-Agency Mortgage-Backed Securities	0	5,808	0	5,808
Sovereign Issues	0	12,279	0	12,279
United States
Asset-Backed Securities	0	25,082	0	25,082
Bank Loan Obligations	0	599	0	599
Corporate Bonds & Notes	0	22,060	0	22,060
Municipal Bonds & Notes	0	135	0	135
Non-Agency Mortgage-Backed Securities	0	6,595	30	6,625
Preferred Securities	23	0	0	23
U.S. Government Agencies	0	50,943	0	50,943
U.S. Treasury Obligations	0	13,520	0	13,520
Short-Term Instruments
Certificates of Deposit	0	4,907	0	4,907
Repurchase Agreements	0	855	0	855
Italy Treasury Bills	0	8,530	0	8,530
Japan Treasury Bills	0	70,006	0	70,006
U.S. Treasury Bills	0	1,518	0	1,518

	$23	$459,983	$975	$460,981

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,588	$0	$0	$3,588

Total Investments	$3,611	$459,983	$975	$464,569

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	454	513	0	967
Over the counter	0	21,506	0	21,506

	$454	$22,019	$0	$22,473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(159)	(425)	0	(584)
Over the counter	0	(10,068)	0	(10,068)

	$(159)	$(10,493)	$0	$(10,652)

Total Financial Derivative Instruments	$295	$11,526	$0	$11,821

Totals	$3,906	$471,509	$975	$476,390

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

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(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

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Notes to Financial Statements (Cont.)

category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

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Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$59,473	$157,777	$(213,699)	$(198)	$235	$3,588	$177	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may

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Notes to Financial Statements (Cont.)

invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value

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may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased

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Notes to Financial Statements (Cont.)

Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross- currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies,

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inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.)

currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial

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margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$27,421	$7,004

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$789,013	$757,690	$233,919	$161,113

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	196	$2,150	215	$2,352
Administrative Class	2,022	22,276	4,371	48,158
Advisor Class	9,885	108,149	13,971	152,491
Issued as reinvestment of distributions
Institutional Class	8	87	10	102
Administrative Class	109	1,200	251	2,680
Advisor Class	495	5,436	677	7,198
Cost of shares redeemed
Institutional Class	(31)	(336)	(21)	(230)
Administrative Class	(3,226)	(35,243)	(5,865)	(64,356)
Advisor Class	(379)	(4,144)	(38)	(409)
Net increase (decrease) resulting from Portfolio share transactions	9,079	$99,575	13,571	$147,986

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 83% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2016	47

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$23,626	$0	$(7,210)	$(298)	$(4,891)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally,such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$4,891	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$487,125	$2,850	$(25,406)	$(22,556)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$6,724	$0	$0	$9,807	$174	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index—Investment Grade	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate		"Equilibrium Interbank Interest Rate"

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.01%	0.23%	$5,208	$1,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	53

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

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You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	55

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

56	PIMCO VARIABLE INSURANCE TRUST

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organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

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transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

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of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

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7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT06AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Foreign Bond Portfolio (Unhedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Foreign Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (Unhedged)	04/30/08	04/30/12	—	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of 12/31/2016†§

United States‡	27.4%
Japan	25.0%
Denmark	11.1%
United Kingdom	8.9%
Other	27.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	Inception§
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	3.15%	—	(1.48)%
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	3.00%	(1.06)%	2.52%
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	2.90%	(1.19)%	2.62%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	1.49%	(1.39)%	0.89%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Underweight the euro contributed to relative performance, as the euro depreciated against the U.S. dollar.

»	Holdings of non-Agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as these spreads narrowed.

»	Overweight to the British pound detracted from relative performance, as the pound appreciated against the dollar.

»	Long positions in the Swedish krona against the U.S. dollar detracted from relative performance, as the krona depreciated versus the U.S. dollar.

»	Long positions in the Mexican peso against the U.S. dollar detracted from relative performance, as the peso depreciated versus the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$933.80	$4.08	$1,000.00	$1,021.19	$4.26	0.83%
Administrative Class	1,000.00	933.00	4.81	1,000.00	1,020.43	5.03	0.98
Advisor Class	1,000.00	932.50	5.30	1,000.00	1,019.92	5.54	1.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$9.61	$0.14	$0.17	$0.31	$(0.14)	$0.00	$0.00	$(0.14)
12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
04/30/2012 - 12/31/2012	11.90	0.23	0.14	0.37	(0.19)	(0.27)	0.00	(0.46)
Administrative Class
12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
12/31/2012	12.09	0.32	0.32	0.64	(0.65)	(0.27)	0.00	(0.92)
Advisor Class
12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)
12/31/2012	12.09	0.30	0.31	0.61	(0.62)	(0.27)	0.00	(0.89)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$9.78	3.15%	$9	0.80%		0.75%		1.34%		419%
9.61	(6.90)	9	0.76		0.75		1.72		325
10.53	0.57	10	0.76		0.75		2.45		277
10.74	(6.31)	10	0.78		0.75		2.18		174
11.81	3.10	10	0.79	*	0.75	*	2.85	*	309

9.78	3.00	7,731	0.95		0.90		1.19		419
9.61	(7.07)	9,790	0.91		0.90		1.54		325
10.53	0.40	10,388	0.91		0.90		2.28		277
10.74	(6.47)	12,314	0.93		0.90		2.05		174
11.81	5.50	9,943	0.94		0.90		2.69		309

9.78	2.90	22,506	1.05		1.00		1.08		419
9.61	(7.17)	24,232	1.01		1.00		1.44		325
10.53	0.30	28,547	1.01		1.00		2.17		277
10.74	(6.57)	37,532	1.03		1.00		1.95		174
11.81	5.23	33,844	1.04		1.00		2.48		309

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$41,461
Investments in Affiliates	118
Financial Derivative Instruments
Exchange-traded or centrally cleared	102
Over the counter	2,219
Cash	2
Deposits with counterparty	1,202
Foreign currency, at value	112
Receivable for investments sold	20,795
Receivable for investments sold on a delayed-delivery basis	167
Receivable for TBA investments sold	8,505
Receivable for Portfolio shares sold	64
Interest and/or dividends receivable	213
Dividends receivable from Affiliates	1
Total Assets	74,961

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,130
Payable for sale-buyback transactions	5,654
Payable for short sales	702
Financial Derivative Instruments
Exchange-traded or centrally cleared	70
Over the counter	1,909
Payable for investments purchased	19,983
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	12,694
Deposits from counterparty	541
Payable for Portfolio shares redeemed	1
Accrued investment advisory fees	7
Accrued supervisory and administrative fees	15
Accrued distribution fees	6
Accrued servicing fees	1
Other liabilities	1
Total Liabilities	44,715

Net Assets	$30,246

Net Assets Consist of:
Paid in capital	$31,037
(Overdistributed) net investment income	(117)
Accumulated undistributed net realized (loss)	(304)
Net unrealized (depreciation)	(370)

Net Assets	$30,246

Net Assets:
Institutional Class	$9
Administrative Class	7,731
Advisor Class	22,506

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	790
Advisor Class	2,301

Net Asset Value Per Share Outstanding:
Institutional Class	$9.78
Administrative Class	9.78
Advisor Class	9.78

Cost of investments in securities	$43,300
Cost of investments in Affiliates	$118
Cost of foreign currency held	$113
Proceeds received on short sales	$693
Cost or premiums of financial derivative instruments, net	$(314)

* Includes repurchase agreements of:	$1,421

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$775
Dividends from Investments in Affiliates	11
Total Income	786

Expenses:
Investment advisory fees	92
Supervisory and administrative fees	184
Servicing fees - Administrative Class	14
Distribution and/or servicing fees - Advisor Class	68
Trustee fees	1
Interest expense	18
Total Expenses	377

Net Investment Income	409

Net Realized Gain (Loss):
Investments in securities	(676)
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	679
Over the counter financial derivative instruments	(41)
Foreign currency	136

Net Realized Gain	89

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(867)
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	63
Over the counter financial derivative instruments	374
Foreign currency assets and liabilities	651

Net Change in Unrealized Appreciation	231

Net Increase in Net Assets Resulting from Operations	$729

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$409	$515
Net realized gain (loss)	89	(2,205)
Net change in unrealized appreciation (depreciation)	231	(986)

Net Increase (Decrease) in Net Assets Resulting from Operations	729	(2,676)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	0
Administrative Class	(118)	0
Advisor Class	(299)	0
From net realized capital gains
Institutional Class	0	(0)
Administrative Class	0	(27)
Advisor Class	0	(65)
Tax basis return of capital
Institutional Class	0	(0)
Administrative Class	0	(140)
Advisor Class	0	(368)

Total Distributions(a)	(417)	(600)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(4,097)	(1,638)

Total (Decrease) in Net Assets	(3,785)	(4,914)

Net Assets:
Beginning of year	34,031	38,945
End of year*	$30,246	$34,031

* Including (overdistributed) net investment income of:	$(117)	$(502)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.1%

AUSTRALIA 0.3%

SOVEREIGN ISSUES 0.3%
New South Wales Treasury Corp. Inflation Linked
2.750% due 11/20/2025 (e)	AUD	125	$103

Total Australia (Cost $126)			103

AUSTRIA 0.3%

CORPORATE BONDS & NOTES 0.3%
KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 01/14/2032 (c)	EUR	100	91

Total Austria (Cost $99)			91

BELGIUM 1.6%

CORPORATE BONDS & NOTES 1.6%
Anheuser-Busch InBev S.A.
0.046% due 05/05/2017	EUR	250	263
KBC Bank NV
8.000% due 01/25/2023		$200	212

Total Belgium (Cost $498)			475

BRAZIL 3.4%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
7.875% due 03/15/2019		$100	107
8.375% due 05/23/2021		100	108

			215

SOVEREIGN ISSUES 2.7%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	2,800	812

Total Brazil (Cost $1,006)			1,027

CANADA 5.4%

ASSET-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.178% due 07/01/2020	CAD	83	62

CORPORATE BONDS & NOTES 0.3%
Royal Bank of Canada
2.300% due 03/22/2021		$100	99

SOVEREIGN ISSUES 4.9%
Province of Alberta
1.250% due 06/01/2020 (h)	CAD	100	74
2.350% due 06/01/2025 (h)		100	74
Province of Ontario
2.600% due 06/02/2025 (h)		1,500	1,135
6.200% due 06/02/2031 (h)		100	103
Province of Quebec
3.500% due 12/01/2022 (h)		100	81

			1,467

Total Canada (Cost $1,675)			1,628

DENMARK 15.3%

CORPORATE BONDS & NOTES 15.3%
BRFkredit A/S
2.000% due 10/01/2017	DKK	2,400	346
2.000% due 10/01/2047		300	41
3.000% due 10/01/2047		168	25
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		300	41

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/01/2037	DKK	96	$14
2.500% due 10/01/2047		481	69
3.000% due 10/01/2047		179	26
Nykredit Realkredit A/S
1.000% due 07/01/2017		600	86
1.000% due 10/01/2017		4,700	673
2.000% due 07/01/2017		1,200	172
2.000% due 10/01/2017		700	101
2.000% due 10/01/2037		1,147	165
2.000% due 10/01/2047		700	96
2.500% due 10/01/2037		647	95
2.500% due 10/01/2047		2,545	364
3.000% due 10/01/2047		3,006	443
Realkredit Danmark A/S
1.000% due 04/01/2018		4,300	619
2.000% due 04/01/2017		5,500	783
2.000% due 10/01/2037		100	14
2.000% due 10/01/2047		500	69
2.500% due 10/01/2037		508	75
2.500% due 10/01/2047		1,563	224
3.000% due 10/01/2047		631	93

Total Denmark (Cost $4,857)			4,634

FRANCE 4.4%

SOVEREIGN ISSUES 4.4%
France Government International Bond
3.250% due 05/25/2045 (h)	EUR	300	436
4.000% due 10/25/2038 (h)		125	197
4.500% due 04/25/2041 (h)		400	682

Total France (Cost $1,280)			1,315

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021 (h)		$200	201
KFW
6.000% due 08/20/2020	AUD	100	80

Total Germany (Cost $307)			281

GREECE 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	84

Total Greece (Cost $96)			84

IRELAND 0.5%

SOVEREIGN ISSUES 0.5%
Ireland Government International Bond
5.400% due 03/13/2025 (h)	EUR	100	146

Total Ireland (Cost $147)			146

ITALY 5.0%

CORPORATE BONDS & NOTES 1.8%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	221
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$200	191
Telecom Italia SpA
6.375% due 06/24/2019	GBP	100	135

			547

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Claris Finance SRL
0.137% due 10/31/2060	EUR	78	82

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Giovecca Mortgages SRL
0.287% due 04/23/2048	EUR	43	$45

			127

SOVEREIGN ISSUES 2.8%
Italy Buoni Poliennali Del Tesoro
2.700% due 03/01/2047 (h)		100	101
2.800% due 03/01/2067 (h)		100	94
3.250% due 09/01/2046 (h)		100	113
4.000% due 02/01/2037 (h)		300	389
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	152

			849

Total Italy (Cost $1,691)			1,523

JAPAN 9.8%

CORPORATE BONDS & NOTES 0.7%
Sumitomo Mitsui Financial Group, Inc.
2.631% due 03/09/2021 (h)		$200	206

SOVEREIGN ISSUES 9.1%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		200	193
Japan Government International Bond
0.200% due 06/20/2017	JPY	190,000	1,630
0.300% due 06/20/2046		80,000	612
0.500% due 09/20/2046		40,000	324

			2,759

Total Japan (Cost $3,383)			2,965

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	200	223

Total Luxembourg (Cost $223)			223

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%
ING Bank NV
2.625% due 12/05/2022 (h)		$250	248
Vonovia Finance BV
3.200% due 10/02/2017		100	101

Total Netherlands (Cost $361)			349

SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%
Saudi Government International Bond
2.375% due 10/26/2021		$400	389

Total Saudi Arabia (Cost $396)			389

SLOVENIA 4.0%

SOVEREIGN ISSUES 4.0%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	312
5.250% due 02/18/2024		200	220
5.500% due 10/26/2022		200	221
5.850% due 05/10/2023		400	451

Total Slovenia (Cost $1,194)			1,204

SPAIN 3.6%

SOVEREIGN ISSUES 3.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	100	110

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 02/11/2020	EUR	50	$56
Autonomous Community of Madrid
4.125% due 05/21/2024		100	127
Spain Government International Bond
1.300% due 10/31/2026 (h)		100	105
2.900% due 10/31/2046 (h)		100	112
4.650% due 07/30/2025 (h)		100	135
4.700% due 07/30/2041 (h)		100	150
5.150% due 10/31/2028 (h)		200	292

Total Spain (Cost $1,160)			1,087

SWEDEN 1.7%

CORPORATE BONDS & NOTES 1.7%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	115
Stadshypotek AB
2.500% due 09/18/2019		1,000	117
Svenska Handelsbanken AB
2.148% due 03/30/2021 (h)		$250	255
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	300	34

Total Sweden (Cost $580)			521

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 0.8%
Credit Suisse AG
3.000% due 10/29/2021		$250	252

SOVEREIGN ISSUES 0.3%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	50	76

Total Switzerland (Cost $328)			328

UNITED KINGDOM 11.9%

CORPORATE BONDS & NOTES 5.0%
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	200	205
8.000% due 12/15/2020 (f)		200	223
HBOS PLC
5.374% due 06/30/2021		100	123
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	155
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (f)		$300	307
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	100	113
Santander UK Group Holdings PLC
2.875% due 10/16/2020 (h)		$200	199
Tesco PLC
5.125% due 04/10/2047	EUR	50	52
Virgin Money PLC
2.250% due 04/21/2020	GBP	100	125

			1,502

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%
Eurosail PLC
0.035% due 03/13/2045	EUR	51	53
0.044% due 12/10/2044		44	46
0.537% due 03/13/2045	GBP	102	122
Kensington Mortgage Securities PLC
0.045% due 06/14/2040	EUR	42	42
Mansard Mortgages PLC
1.023% due 12/15/2049	GBP	128	154
Newgate Funding PLC
1.373% due 12/15/2050		161	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMAC Securities PLC
0.000% due 06/12/2044	EUR	122	$119
0.546% due 06/12/2044	GBP	141	162

			878

SOVEREIGN ISSUES 4.0%
United Kingdom Gilt
3.250% due 01/22/2044 (h)		600	956
3.500% due 01/22/2045 (h)		150	250

			1,206

Total United Kingdom (Cost $3,758)			3,586

UNITED STATES 34.6%

ASSET-BACKED SECURITIES 4.2%
Citigroup Mortgage Loan Trust, Inc.
1.016% due 06/25/2037		$200	161
Countrywide Asset-Backed Certificates
0.976% due 06/25/2047		300	241
Countrywide Asset-Backed Certificates Trust
1.416% due 08/25/2035		155	134
First Franklin Mortgage Loan Trust
1.226% due 11/25/2036		300	199
Panhandle-Plains Higher Education Authority, Inc.
1.976% due 10/01/2035		37	37
Renaissance Home Equity Loan Trust
3.306% due 12/25/2032		83	79
Saxon Asset Securities Trust
2.506% due 12/25/2037		80	67
SG Mortgage Securities Trust
0.906% due 10/25/2036		200	153
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	58	60
Structured Asset Investment Loan Trust
2.481% due 10/25/2034		$116	100
Structured Asset Securities Corp. Mortgage Loan Trust
0.891% due 07/25/2036		26	25

			1,256

BANK LOAN OBLIGATIONS 0.3%
Charter Communications Operating LLC
3.500% due 01/15/2024		99	100

CORPORATE BONDS & NOTES 5.0%
Air Lease Corp.
3.000% due 09/15/2023		100	96
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
3.600% due 05/21/2018		100	101
8.000% due 11/01/2031		100	116
American International Group, Inc.
3.900% due 04/01/2026		100	102
Bank of New York Mellon Corp.
2.200% due 08/16/2023 (h)		200	191
Chubb INA Holdings, Inc.
3.350% due 05/03/2026		100	101
CIT Group, Inc.
4.250% due 08/15/2017		100	101
Citigroup, Inc.
2.650% due 10/26/2020		100	100
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		100	96
Santander Holdings USA, Inc.
2.380% due 11/24/2017 (h)		200	202
UnitedHealth Group, Inc.
3.750% due 07/15/2025 (h)		100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	$100	$97

		1,507

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	127	105
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	11	12
Commercial Mortgage Trust
1.559% due 07/10/2046 (a)	636	9
1.965% due 07/10/2046 (a)	468	26
Countrywide Alternative Loan Trust
1.436% due 08/25/2034	1	1
1.456% due 05/25/2036	375	189
Credit Suisse Mortgage Capital Certificates
5.784% due 12/16/2049	110	110
DBUBS Mortgage Trust
0.300% due 11/10/2046 (a)	200	2
0.748% due 11/10/2046 (a)	152	3
Deutsche ALT-A Securities, Inc.
0.946% due 08/25/2047	163	119
First Horizon Mortgage Pass-Through Trust
3.068% due 05/25/2037 ^	41	34
HarborView Mortgage Loan Trust
1.016% due 02/19/2036	318	232
Impac CMB Trust
1.476% due 10/25/2034	74	65
IndyMac Mortgage Loan Trust
0.996% due 07/25/2035	27	24
JPMorgan Alternative Loan Trust
3.207% due 12/25/2035 ^	86	73
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	209
JPMorgan Mortgage Trust
3.024% due 02/25/2036 ^	24	21
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.564% due 08/15/2032	39	37
Merrill Lynch Mortgage Investors Trust
2.688% due 02/25/2035	13	13
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.852% due 08/12/2049	92	93
Morgan Stanley Bank of America Merrill Lynch Trust
1.044% due 12/15/2048 (a)	310	15
Royal Bank of Scotland Capital Funding Trust
6.095% due 12/16/2049	51	52
Thornburg Mortgage Securities Trust
2.878% due 06/25/2047 ^	15	14
WaMu Mortgage Pass-Through Certificates Trust
2.795% due 03/25/2034	91	91
2.798% due 03/25/2035	92	93
Wells Fargo Mortgage-Backed Securities Trust
3.072% due 10/25/2035	25	25

		1,667

U.S. GOVERNMENT AGENCIES 15.5%
Fannie Mae
1.186% due 11/25/2040	29	29
1.206% due 11/25/2040	67	66
1.556% due 12/25/2039	34	34
Fannie Mae, TBA
3.000% due 02/01/2047	600	595
3.500% due 02/01/2047	2,400	2,455
Freddie Mac
0.883% due 01/15/2038	87	86
1.304% due 12/15/2037	12	12
1.983% due 01/15/2038 (a)	87	5
Freddie Mac, TBA
3.500% due 02/01/2047	1,000	1,022

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
1.022% due 11/06/2017	$251	$251
1.212% due 12/08/2020	108	108
Small Business Administration
5.980% due 05/01/2022	30	32

		4,695

U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2023 (h)	1,152	1,144
0.375% due 07/15/2025 (k)	102	102

		1,246

Total United States (Cost $10,358)		10,471

SHORT-TERM INSTRUMENTS 29.8%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.751% due 09/08/2017	$100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 4.7%
			$1,421

JAPAN TREASURY BILLS 24.6%
(0.284)% due 01/16/2017 - 03/06/2017 (b)(c)	JPY	870,000	7,446

U.S. TREASURY BILLS 0.2%
0.406% due 02/02/2017 (c)(d)(k)		$64	64

Total Short-Term Instruments (Cost $9,777)			9,031

Total Investments in Securities (Cost $43,300)			41,461

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio III	11,939	$118

Total Short-Term Instruments (Cost $118)		118

Total Investments in Affiliates (Cost $118)		118

Total Investments 137.5% (Cost $43,418)		$41,579

Financial Derivative Instruments (i)(j) 1.1% (Cost or Premiums, net $(314))		342

Other Assets and Liabilities, net (38.6)%		(11,675)

Net Assets 100.0%		$30,246

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.950)%	11/23/2016	02/23/2017	EUR 662	France Government International Bond 2.250% - 5.500% due 05/25/2024 - 04/25/2029	$(701)	$697	$696
SSB	0.010	12/30/2016	01/03/2017	$ 724	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(740)	724	724

Total Repurchase Agreements						$(1,441)	$1,421	$1,420

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
FOB	1.050%	12/30/2016	01/13/2017		$(957)	$(957)
	1.150	12/30/2016	01/13/2017		(561)	(561)
MEI	1.100	12/30/2016	01/05/2017	CAD	(308)	(230)
MYI	(0.400)	10/12/2016	01/24/2017	EUR	(710)	(746)
	(0.300)	11/03/2016	02/02/2017		(282)	(296)
UBS	0.520	10/12/2016	01/04/2017	GBP	(134)	(166)
	0.520	10/12/2016	01/17/2017		(141)	(174)

Total Reverse Repurchase Agreements						$(3,130)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date		Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BPS	(0.310)%	11/03/2016	02/02/2017	EUR	(759)	$(837)
	(0.250)	10/11/2016	01/24/2017		(352)	(389)
	(0.200)	11/08/2016	02/02/2017		(445)	(491)
	0.590	11/10/2016	01/17/2017	GBP	(654)	(812)
MYI	(0.400)	10/12/2016	01/24/2017	EUR	(304)	(339)
	(0.300)	11/03/2016	02/02/2017		(110)	(122)
	0.500	11/10/2016	01/17/2017	GBP	(205)	(255)
TDM	0.980	12/13/2016	01/06/2017	CAD	(1,653)	(1,259)
	1.000	11/17/2016	01/13/2017		$(1,148)	(1,150)

Total Sale-Buyback Transactions						$(5,654)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(3,639) at a weighted average interest rate of 0.291%.

SHORT SALES:

SHORT SALES ON SOVEREIGN ISSUES

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(4)
France Government International Bond	2.250%	05/25/2024	EUR	300	$(365)	$(369)
France Government International Bond	5.500	04/25/2029		200	(328)	(333)

Total Short Sales					$(693)	$(702)

(4)	Payable for short sales includes $12 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $8,540 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$696	$0	$0	$0	$696	$(701)	$(5)
FOB	0	(1,518)	0	0	(1,518)	1,604	86
MEI	0	(230)	0	0	(230)	229	(1)
MYI	0	(1,042)	0	0	(1,042)	974	(68)
SSB	724	0	0	0	724	(740)	(16)
UBS	0	(340)	0	0	(340)	326	(14)

Master Securities Forward Transaction Agreement
BPS	0	0	(2,529)	0	(2,529)	2,372	(157)
MBC	0	0	0	(369)	(369)	0	(369)
MYI	0	0	(716)	0	(716)	653	(63)
RYL	0	0	0	(333)	(333)	0	(333)
TDM	0	0	(2,409)	0	(2,409)	2,382	(27)

Total Borrowings and Other Financing Transactions	$1,420	$(3,130)	$(5,654)	$(702)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,518)	$0	$0	$(1,518)
Sovereign Issues	0	(1,316)	(296)	0	(1,612)

Total	$0	$(2,834)	$(296)	$0	$(3,130)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,150)	0	0	(1,150)
Sovereign Issues	0	(3,054)	(1,450)	0	(4,504)

Total	$0	$(4,204)	$(1,450)	$0	$(5,654)

Total Borrowings	$0	$(7,038)	$(1,746)	$0	$(8,784)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(8,784)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$110.500	03/24/2017	37	$1	$1
Put - CBOT U.S. Treasury 5-Year Note April Futures	103.000	03/24/2017	23	0	0
Put - CBOT U.S. Treasury 10-Year Note April Futures	98.000	03/24/2017	5	0	0
Put - CBOT U.S. Treasury 10-Year Note April Futures	103.500	03/24/2017	30	0	0
Call - CBOT U.S. Treasury 30-Year Bond March Futures	200.000	02/24/2017	3	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March Futures	110.000	02/24/2017	2	0	0

				$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	Long	03/2017	4	$(1)	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2017	2	1	1	0
Canada Government 10-Year Bond March Futures	Short	03/2017	1	0	0	0
Euro-Bobl March Futures	Long	03/2017	3	2	0	0
Euro-BTP Italy Government Bond March Futures	Long	03/2017	3	8	1	(1)
Euro-Bund 10-Year Bond March Futures	Short	03/2017	7	(4)	2	(1)
Euro-Buxl 30-Year Bond March Futures	Long	03/2017	1	2	2	(3)
Euro-Schatz March Futures	Long	03/2017	18	3	0	(1)
Japan Government 10-Year Bond March Futures	Long	03/2017	3	1	8	0
Put Options Strike @ EUR 111.200 on Euro-Schatz March Futures	Long	02/2017	18	0	0	0
Put Options Strike @ EUR 129.000 on Euro-Bobl February Futures	Long	01/2017	3	0	0	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2017	5	0	0	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	37	9	0	(3)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	25	(10)	4	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	36	(11)	13	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	1	0	1	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	2	(4)	2	0
United Kingdom Long Gilt March Futures	Long	03/2017	4	10	4	0

Total Futures Contracts				$6	$39	$(9)

SWAP AGREEMENTS

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2018	1.097%	$ 100	$(6)	$0	$0	$0
Altria Group, Inc.	1.000	12/20/2020	0.237	100	(3)	0	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
BAT International Finance PLC	1.000%	12/20/2020	0.500%	EUR 100	$(3)	$0	$0	$0
Marks & Spencer PLC	1.000	06/20/2021	1.402	100	(2)	0	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.230	$ 100	(3)	0	0	0
Tesco PLC	1.000	12/20/2020	1.568	EUR 200	(4)	1	0	0
Tesco PLC	1.000	06/20/2021	1.792	150	(5)	1	0	0
United Utilities PLC	1.000	12/20/2020	0.603	100	(2)	0	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.295	$ 100	(3)	0	0	0

					$(31)	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$ 2,300	$(36)	$0	$0	$(1)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR 4,500	(66)	(4)	0	0

				$(102)	$(4)	$0	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD	400	$(9)	$3	$0	$(1)
Receive	3-Month CAD-Bank Bill	1.500	12/16/2026		100	3	1	0	0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		300	(29)	(5)	3	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	200	(1)	(4)	0	0
Pay	3-Month SEK-STIBOR	1.080	01/26/2025	SEK	200	1	0	0	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		200	1	0	0	0
Pay*	3-Month USD-LIBOR	1.000	05/15/2018		$5,800	(23)	(8)	0	0
Receive*	3-Month USD-LIBOR	1.250	05/15/2019		5,800	37	13	0	(1)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		1,700	38	18	0	(2)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		500	(2)	3	0	(1)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		1,800	12	24	0	(3)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		3,900	103	57	0	(8)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		4,000	81	33	4	(10)
Receive*	3-Month USD-LIBOR	2.098	07/01/2041		400	8	1	0	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		500	41	16	0	(4)
Pay*	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	1,900	1	2	1	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2019	EUR	800	2	1	0	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022		3,500	(20)	16	5	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		500	22	2	2	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		2,800	(56)	10	12	0
Receive*	6-Month EUR-EURIBOR	0.750	03/15/2032		100	5	0	0	(1)
Receive*	6-Month EUR-EURIBOR	1.250	03/15/2047		1,050	(3)	11	0	(6)
Receive*	6-Month GBP-LIBOR	0.500	03/15/2019	GBP	200	1	0	0	0
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022		800	(19)	6	3	0
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027		200	12	(3)	0	(2)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		100	(10)	(4)	0	(2)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	240,000	4	0	0	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		90,000	(19)	1	0	(1)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month JPY-LIBOR	0.300%	03/18/2026		140,000	$13	$(4)	$3	$0
Pay	6-Month JPY-LIBOR	0.000	09/20/2026		130,000	(22)	(3)	3	0
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		320,000	445	(67)	23	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		40,000	41	(10)	3	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		110,000	(178)	49	0	(14)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		30,000	23	9	0	(4)
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	3,200	(3)	0	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		10,000	(11)	(1)	0	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		1,100	(6)	(1)	0	0
Receive	UKRPI	3.585	10/15/2046	GBP	25	1	0	0	0

						$484	$166	$62	$(60)

Total Swap Agreements						$351	$164	$62	$(61)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $1,202 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$39	$62	$102	$0	$(9)	$(61)	$(70)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017	AUD	1,740		$1,253	$0	$(3)
	01/2017	GBP	51		64	1	0
	01/2017	NZD	2,388		1,656	0	(3)
	01/2017		$19	DKK	130	0	(1)
	02/2017		1,252	AUD	1,740	3	0
	02/2017		1,655	NZD	2,388	3	0
BOA	01/2017	BRL	663		$202	0	(2)
	01/2017	CAD	103		77	0	0
	01/2017	CNY	444		64	0	0
	01/2017	EUR	4,175		4,342	0	(54)
	01/2017		$200	BRL	663	4	0
	01/2017		103	CNY	684	0	(5)
	02/2017		200	BRL	663	2	0
	02/2017		4,348	EUR	4,175	53	0
	02/2017		81	RUB	5,014	0	0
	04/2017	DKK	10,566		$1,604	100	0
	07/2017		5,965		901	48	0
BPS	01/2017	BRL	325		100	0	0
	01/2017	CAD	858		650	10	0
	01/2017	CNY	927		134	1	0
	01/2017	DKK	390		58	3	0
	01/2017	JPY	49,900		439	12	0
	01/2017	KRW	41,266		35	1	0
	01/2017		$97	BRL	325	3	0
	01/2017		4,718	EUR	4,448	0	(35)
	01/2017		3,949	GBP	3,158	0	(57)
	01/2017		1,343	JPY	142,619	5	(128)
	06/2017	JPY	190,000		$1,895	255	0
BRC	02/2017	CNH	6,670		980	36	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2017	AUD	41		30	$1	$0
	01/2017	CAD	115		86	1	0
	01/2017	CHF	89		88	1	0
	01/2017	EUR	362		377	0	(4)
	01/2017	MXN	2,205		107	1	0
	01/2017	NOK	295		35	1	0
	01/2017	NZD	50		35	1	0
	01/2017		$86	CNH	600	0	0
	01/2017		217	EUR	206	0	(1)
	01/2017		79	RUB	5,720	14	0
	02/2017	JPY	330,000		$3,193	364	0
	02/2017	MXN	1,724		88	6	0
	02/2017		$19	CNH	132	0	0
	02/2017		41	MXN	781	0	(3)
	03/2017	JPY	30,000		$269	12	0
DUB	01/2017	INR	1,487		22	0	0
	02/2017		$1,091	MXN	20,921	0	(87)
	07/2017		20	BRL	72	1	0
FBF	01/2017	SGD	33		$24	1	0
	01/2017		$76	JPY	8,700	0	(2)
	02/2017	MXN	448		$22	0	0
GLM	01/2017	AUD	74		55	2	0
	01/2017	CAD	1,157		882	20	0
	01/2017	DKK	3,240		489	31	0
	01/2017	JPY	139,700		1,337	140	0
	01/2017	SEK	515		56	0	0
	01/2017	SGD	183		127	0	0
	01/2017		$1,444	CAD	1,900	0	(29)
	01/2017		86	DKK	570	0	(6)
	01/2017		1,322	INR	89,398	0	(7)
	01/2017		1,151	JPY	132,300	0	(17)
	03/2017		71	RUB	4,463	0	0
	03/2017		127	SGD	183	0	0
	04/2017		512	DKK	3,565	0	(4)
	07/2017		18	BRL	65	1	0
	10/2017		522	DKK	3,545	0	(12)
HUS	01/2017	CNH	172		$26	1	0
	01/2017	NOK	14,457		1,672	0	(2)
	01/2017	SEK	13,185		1,448	0	0
	01/2017	SGD	292		207	5	0
	01/2017		$1,409	AUD	1,892	0	(43)
	01/2017		39	CAD	51	0	(1)
	01/2017		104	CNY	687	0	(5)
	01/2017		29	DKK	190	0	(2)
	01/2017		444	SGD	619	0	(17)
	02/2017	JPY	20,000		$198	27	0
	02/2017		$195	MXN	3,968	0	(4)
	02/2017		1,673	NOK	14,457	2	0
	02/2017		40	RUB	2,903	7	0
	02/2017		1,450	SEK	13,185	0	0
	07/2017	DKK	2,845		$430	23	0
	10/2017		11,444		1,753	107	0
IND	01/2017	GBP	2,893		3,542	0	(24)
	01/2017	NZD	48		34	1	0
	01/2017		$1,554	SEK	14,225	8	0
	02/2017		3,544	GBP	2,893	24	0
JPM	01/2017	AUD	37		$27	1	0
	01/2017	CAD	270		202	1	0
	01/2017	DKK	1,470		213	6	(1)
	01/2017	GBP	333		422	12	0
	01/2017	INR	12,969		191	1	0
	01/2017	JPY	868,217		7,527	133	(37)
	01/2017	NOK	145		17	0	0
	01/2017		$627	DKK	4,370	0	(8)
	01/2017		21	EUR	20	0	0
	01/2017		147	GBP	119	0	(1)
	01/2017		41	INR	2,776	0	0
	01/2017		1,774	NOK	15,147	0	(20)
	01/2017		180	SGD	255	0	(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2017	RUB	8,257		$125	$0	$(9)
	02/2017		$6,373	JPY	748,217	39	0
	02/2017		46	MXN	953	0	0
	03/2017	JPY	130,000		$1,156	40	0
	03/2017		$10	RUB	628	0	0
	04/2017	DKK	1,435		$217	13	0
	04/2017	INR	8,386		122	0	0
	07/2017	BRL	700		187	0	(18)
	07/2017	DKK	1,615		244	13	0
	10/2017		2,505		384	24	0
MSB	01/2017	KRW	19,881		17	1	0
	02/2017		$840	CAD	1,130	2	0
	03/2017	KRW	140,868		$117	0	0
	07/2017	BRL	2,100		600	0	(15)
NGF	01/2017	INR	960		14	0	0
RBC	01/2017	DKK	4,410		664	40	0
	01/2017	JPY	120,000		1,160	132	0
	02/2017	MXN	1,419		68	0	0
SCX	01/2017	KRW	126,307		111	6	0
	01/2017	SGD	100		71	2	0
	01/2017		$2,799	CAD	3,776	13	0
	01/2017		25	CNH	172	0	0
	01/2017		6,528	JPY	729,417	0	(286)
SOG	01/2017	NOK	250		$30	1	0
	01/2017	SGD	266		190	7	0
	01/2017		$98	JPY	11,100	0	(3)
	01/2017		1,760	NZD	2,486	0	(33)
TOR	01/2017	CAD	3,327		$2,469	0	(10)
	01/2017	INR	1,455		21	0	0
	02/2017	JPY	120,000		1,105	75	0
	02/2017		$2,469	CAD	3,327	9	0
	02/2017		20	CNH	140	0	0
UAG	01/2017	DKK	1,825		$278	19	0
	01/2017	EUR	137		146	2	0
	01/2017	INR	75,302		1,108	1	0
	01/2017	KRW	1,068,695		897	12	0
	01/2017	SEK	525		57	0	(1)
	01/2017		$1,108	KRW	1,256,149	0	(68)
	03/2017	TWD	6,081		$193	5	0
	03/2017		$869	KRW	1,035,671	0	(11)
	04/2017	DKK	1,717		$261	17	0
	04/2017		$655	DKK	4,555	0	(7)
	04/2017		1,016	INR	69,820	0	(1)

Total Forward Foreign Currency Contracts						$1,970	$(1,091)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$		0.870	01/05/2017	EUR	1,700	$0	$0
BPS	Put - OTC AUD versus USD			0.670	01/13/2017	AUD	1,900	0	0
	Put - OTC EUR versus USD			0.973	01/13/2017	EUR	2,500	1	0
	Put - OTC GBP versus USD			1.165	01/13/2017	GBP	3,300	1	1
	Call - OTC USD versus SEK		SEK	10.450	01/13/2017		$1,600	0	0
CBK	Call - OTC USD versus CAD		CAD	1.425	01/06/2017		2,000	0	0

								$2	$ 1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	11/07/2019	$	200	$17	$27
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		100	9	11
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	10,000	1	0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.640	06/19/2017	$	12,100	9	7
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017		7,200	7	9
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		200	19	23
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		200	18	22

								$80	$99

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2047	$80.000	01/11/2017	$	2,000	$0	$0
	Put - OTC Fannie Mae, TBA 3.500% due 03/01/2047	79.000	03/06/2017		3,000	0	0

						$0	$0

Total Purchased Options						$82	$100

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD		$1.297	01/27/2017	GBP	600	$(5)	$(1)
CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	76	(1)	0
	Call - OTC EUR versus AUD		1.530	01/10/2017		76	(1)	0
	Call - OTC GBP versus USD		$1.302	01/30/2017	GBP	164	(1)	0
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018		$100	(10)	(6)
	Put - OTC USD versus BRL		3.890	06/28/2018		100	(9)	(12)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		100	(5)	0
GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	100	(4)	0
	Call - OTC EUR versus MXN		22.650	03/21/2017		100	(3)	(2)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018		$200	(19)	(12)
	Put - OTC USD versus BRL		3.892	07/02/2018		200	(19)	(25)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		200	(2)	0
NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		100	(3)	0
UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		100	(2)	0

							$(84)	$(58)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	11/07/2019		$$700	$(12)	$(25)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		700	(13)	(21)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	60,000	(1)	(1)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		$2,100	(39)	(62)

								$(65)	$(109)

Total Written Options								$(149)	$(167)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		10		0		(5)		(5)		0
Notional Amount in $		$2,490		$13,110		$(5,399)		$(3,401)		$(2,200)		$4,600
Notional Amount in AUD	AUD	0	AUD	1,640	AUD	(620)	AUD	(1,020)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	803	CHF	(400)	CHF	0	CHF	(403)	CHF	0
Notional Amount in EUR	EUR	1,000	EUR	6,602	EUR	(2,300)	EUR	(4,750)	EUR	(200)	EUR	352
Notional Amount in GBP	GBP	1,800	GBP	1,915	GBP	(500)	GBP	(1,551)	GBP	(900)	GBP	764
Notional Amount in JPY	JPY	0	JPY	60,000	JPY	0	JPY	0	JPY	0	JPY	60,000
Premiums		$(46)		$(312)		$87		$84		$38		$(149)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	UBS AG	(1.000)%	06/20/2024	1.716%	$200	$12	$(3)	$9	$0
CBK	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.201	200	26	6	32	0

						$38	$3	$41	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.299%		$200	$(4)	$3	$0	$(1)
BPS	Barclays Bank PLC	1.000	06/20/2017	0.570	EUR	100	(1)	1	0	0
CBK	Brazil Government International Bond	1.000	03/20/2019	1.299		$100	(2)	1	0	(1)
HUS	Brazil Government International Bond	1.000	09/20/2019	1.492		100	(3)	2	0	(1)

							$(10)	$7	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	200	$12	$0	$12	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	600	$	458	$(2)	$(9)	$0	$(11)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	140		156	1	(11)	0	(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	700	$		995	$(1)	$(131)	$0	$(132)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	120			134	(2)	(7)	0	(9)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		140			149	1	(3)	0	(2)
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	500			705	2	(91)	0	(89)
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	700			528	(7)	1	0	(6)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.503% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	100			111	0	(7)	0	(7)
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	300			366	0	3	3	0
	Floating rate equal to 3-Month USD-LIBOR less 0.770% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	197		JPY	20,000	2	23	25	0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	2,300		$	1,734	(2)	(18)	0	(20)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.483% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	300			335	0	(22)	0	(22)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	700			993	(102)	(28)	0	(130)
	Floating rate equal to 3-Month USD-LIBOR less 0.767% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	393		JPY	40,000	0	51	51	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	500		$	377	(3)	(1)	0	(4)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	100	$	122	$0	$1	$1	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		900		1,277	(157)	(10)	0	(167)
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		200		284	(34)	(3)	0	(37)
UAG	Floating rate equal to 3-Month EUR-EURIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	200		223	16	(15)	1	0

								$(288)	$(277)	$81	$(646)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	179,600	$0	$1	$1	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		111,300	0	1	1	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		538,800	0	4	4	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		179,600	0	2	2	0

							$ 0	$8	$ 8	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250%	01/03/2017	$ 1	$0	$3	$3	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	1	0	4	4	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	1	0	(2)	0	(2)

						$0	$5	$7	$(2)

Total Swap Agreements						$(248)	$(254)	$149	$(651)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(k)	Securities with an aggregate market value of $267 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$7	$0	$0	$7	$(7)	$0	$0	$(7)	$0	$0	$0
BOA	207	0	1	208	(61)	(1)	(154)	(216)	(8)	0	(8)
BPS	290	1	21	312	(220)	0	(9)	(229)	83	(270)	(187)
BRC	36	0	0	36	0	0	0	0	36	0	36

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
CBK	$402	$0	$33	$435	$(8)	$0	$(92)	$(100)	$335	$(260)	$75
CIB	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
DUB	1	38	39	78	(87)	(64)	(9)	(160)	(82)	0	(82)
FBF	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
GLM	194	0	51	245	(75)	(39)	(172)	(286)	(41)	0	(41)
HUS	172	0	0	172	(74)	0	(1)	(75)	97	0	97
IND	33	0	0	33	(24)	0	0	(24)	9	0	9
JPM	283	0	0	283	(98)	(1)	0	(99)	184	0	184
MSB	3	0	0	3	(15)	0	0	(15)	(12)	(10)	(22)
MYC	0	61	0	61	0	(62)	0	(62)	(1)	0	(1)
NGF	0	0	2	2	0	0	0	0	2	0	2
RBC	172	0	0	172	0	0	(4)	(4)	168	0	168
RYL	0	0	1	1	0	0	(167)	(167)	(166)	0	(166)
SCX	21	0	0	21	(286)	0	0	(286)	(265)	267	2
SOG	8	0	0	8	(36)	0	(37)	(73)	(65)	0	(65)
TOR	84	0	0	84	(10)	0	0	(10)	74	0	74
UAG	56	0	1	57	(88)	0	0	(88)	(31)	0	(31)

Total Over the Counter	$1,970	$100	$149	$2,219	$(1,091)	$(167)	$(651)	$(1,909)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	39	39
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$102	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,970	$0	$1,970
Purchased Options	0	0	0	1	99	100
Swap Agreements	0	53	0	88	8	149

	$0	$53	$0	$2,059	$107	$2,219

	$0	$53	$0	$2,059	$209	$2,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	1	0	0	60	61

	$0	$1	$0	$0	$69	$70

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,091	$0	$1,091
Written Options	0	0	0	58	109	167
Swap Agreements	0	3	0	648	0	651

	$0	$3	$0	$1,797	$109	$1,909

	$0	$4	$0	$1,797	$178	$1,979

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(31)	(31)
Swap Agreements	0	41	0	0	670	711

	$0	$41	$0	$0	$638	$679

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(151)	$0	$(151)
Purchased Options	0	0	0	(61)	4	(57)
Written Options	0	7	0	101	30	138
Swap Agreements	0	45	0	(15)	(1)	29

	$0	$52	$0	$(126)	$33	$(41)

	$0	$93	$0	$(126)	$671	$638

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37
Swap Agreements	0	7	0	0	19	26

	$0	$7	$0	$0	$56	$63

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$664	$0	$664
Purchased Options	0	0	0	(5)	19	14
Written Options	0	(1)	0	26	(52)	(27)
Swap Agreements	0	28	0	(307)	2	(277)

	$0	$27	$0	$378	$(31)	$374

	$0	$34	$0	$378	$25	$437

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$103	$0	$103
Austria
Corporate Bonds & Notes	0	91	0	91
Belgium
Corporate Bonds & Notes	0	475	0	475
Brazil
Corporate Bonds & Notes	0	215	0	215
Sovereign Issues	0	812	0	812
Canada
Asset-Backed Securities	0	62	0	62
Corporate Bonds & Notes	0	99	0	99
Sovereign Issues	0	1,467	0	1,467
Denmark
Corporate Bonds & Notes	0	4,634	0	4,634
France
Sovereign Issues	0	1,315	0	1,315
Germany
Corporate Bonds & Notes	0	281	0	281
Greece
Sovereign Issues	0	84	0	84
Ireland
Sovereign Issues	0	146	0	146
Italy
Corporate Bonds & Notes	0	547	0	547
Non-Agency Mortgage-Backed Securities	0	127	0	127
Sovereign Issues	0	849	0	849

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Japan
Corporate Bonds & Notes	$0	$206	$0	$206
Sovereign Issues	0	2,759	0	2,759
Luxembourg
Corporate Bonds & Notes	0	223	0	223
Netherlands
Corporate Bonds & Notes	0	349	0	349
Saudi Arabia
Sovereign Issues	0	389	0	389
Slovenia
Sovereign Issues	0	1,204	0	1,204
Spain
Sovereign Issues	0	1,087	0	1,087
Sweden
Corporate Bonds & Notes	0	521	0	521
Switzerland
Corporate Bonds & Notes	0	252	0	252
Sovereign Issues	0	76	0	76
United Kingdom
Corporate Bonds & Notes	0	1,502	0	1,502
Non-Agency Mortgage-Backed Securities	0	878	0	878
Sovereign Issues	0	1,206	0	1,206
United States
Asset-Backed Securities	0	1,256	0	1,256
Bank Loan Obligations	0	100	0	100
Corporate Bonds & Notes	0	1,507	0	1,507
Non-Agency Mortgage-Backed Securities	0	1,557	110	1,667
U.S. Government Agencies	0	4,695	0	4,695

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
U.S. Treasury Obligations	$0	$1,246	$0	$1,246
Short-Term Instruments
Certificates of Deposit	0	100	0	100
Repurchase Agreements	0	1,421	0	1,421
Japan Treasury Bills	0	7,446	0	7,446
U.S. Treasury Bills	0	64	0	64

	$0	$41,351	$110	$41,461

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$118	$0	$0	$118

Total Investments	$118	$41,351	$110	$41,579

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(702)	$0	$(702)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	63	0	102
Over the counter	0	2,219	0	2,219

	$39	$2,282	$0	$2,321

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(61)	0	(70)
Over the counter	0	(1,909)	0	(1,909)

	$(9)	$(1,970)	$0	$(1,979)

Total Financial Derivative Instruments	$30	$312	$0	$342

Totals	$148	$40,961	$110	$41,219

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

(d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,431	$29,211	$(31,525)	$(9)	$10	$118	$11	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of

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participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments,

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if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value

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Notes to Financial Statements (Cont.)

of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

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component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The

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Notes to Financial Statements (Cont.)

ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users

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to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and

ANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the
Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$3,309	$901

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$107,653	$106,655	$22,889	$23,732

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	600	6,147	452	4,495
Advisor Class	1,521	15,814	527	5,193
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	11	118	17	167
Advisor Class	29	299	44	433
Cost of shares redeemed
Institutional Class	0	$0	0	$0
Administrative Class	(840)	(8,590)	(437)	(4,399)
Advisor Class	(1,771)	(17,885)	(761)	(7,527)
Net increase (decrease) resulting from Portfolio share transactions	(450)	$(4,097)	(158)	$(1,638)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 77% of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Foreign Bond Portfolio (Unhedged)	$416	$0	$(893)	$(35)	$(279)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (Unhedged)	$265	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Foreign Bond Portfolio (Unhedged)	$43,462	$370	$(2,253)	$(1,883)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Foreign Bond Portfolio (Unhedged)	$417	$0	$0	$0	$92	$508

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	KORIBOR	Korea Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate

ANNUAL REPORT	DECEMBER 31, 2016	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Foreign Bond Portfolio (Unhedged)	0.00%	0.00%	$369	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

ANNUAL REPORT	DECEMBER 31, 2016	53

Privacy Policy1 (Cont.)

(Unaudited)

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Global Bond Portfolio (Unhedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Global Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in

4	PIMCO VARIABLE INSURANCE TRUST

“pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Portfolio (Unhedged)	01/10/02	01/31/06	—	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 12/31/2016†§

United States‡	37.2%
Japan	19.0%
Denmark	8.9%
United Kingdom	6.6%
Italy	5.7%
Other‡	22.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	4.20%	0.14%	4.47%	4.44%
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	4.04%	(0.01)%	4.31%	5.63%
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	3.94%	(0.11)%	4.21%	4.17%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	2.09%	0.21%	3.29%	4.78%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.75% for Institutional Class shares, 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Holdings of non-Agency mortgage-backed securities (MBS) contributed to relative performance, as total returns were positive.

»	Exposure to corporate financial spread duration contributed to relative performance, as spreads narrowed.

»	Exposure to the quasi-sovereign issuer Petrobras added to relative performance, as spreads narrowed.

»	Long U.S. dollar positions against the Japanese yen early in the reporting period detracted from relative performance, as the currency appreciated versus the U.S. dollar during that period.

»	Overweight to the belly of the U.S. Treasury curve detracted from relative performance, as intermediate rates rose.

»	Long dollar positions against the Swiss franc during some of the reporting period detracted from relative performance, as the franc appreciated versus the U.S. dollar during that period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$957.50	$3.88	$1,000.00	$1,021.45	$4.01	0.78%
Administrative Class	1,000.00	956.70	4.62	1,000.00	1,020.63	4.83	0.94
Advisor Class	1,000.00	956.30	5.12	1,000.00	1,020.18	5.29	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366(to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$11.26	$0.24	$0.24	$0.48	$(0.20)	$0.00	$0.00	$(0.20)
12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
12/31/2012	13.83	0.45	0.52	0.97	(0.25)	(0.83)	0.00	(1.08)
Administrative Class
12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
12/31/2012	13.83	0.43	0.52	0.95	(0.23)	(0.83)	0.00	(1.06)
Advisor Class
12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)
12/31/2012	13.83	0.41	0.53	0.94	(0.22)	(0.83)	0.00	(1.05)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$11.54	4.20%	$9,237	0.77%	0.75%	2.03%	676%
11.26	(3.89)	6,123	0.75	0.75	1.98	506
11.95	2.42	6,757	0.76	0.75	2.76	496
12.34	(8.34)	6,037	0.78	0.75	2.82	335
13.72	7.10	6,647	0.76	0.75	3.14	362

11.54	4.04	197,606	0.92	0.90	1.93	676
11.26	(4.03)	201,031	0.90	0.90	1.84	506
11.95	2.27	257,588	0.91	0.90	2.60	496
12.34	(8.48)	281,002	0.93	0.90	2.72	335
13.72	6.94	456,831	0.91	0.90	2.99	362

11.54	3.94	31,111	1.02	1.00	1.82	676
11.26	(4.13)	34,790	1.00	1.00	1.73	506
11.95	2.16	38,067	1.01	1.00	2.51	496
12.34	(8.57)	36,679	1.03	1.00	2.55	335
13.72	6.85	39,269	1.01	1.00	2.91	362

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$285,284
Investments in Affiliates	7,644
Financial Derivative Instruments
Exchange-traded or centrally cleared	635
Over the counter	9,817
Cash	1
Deposits with counterparty	2,890
Foreign currency, at value	1,202
Receivable for investments sold	140,476
Receivable for TBA investments sold	71,793
Receivable for Portfolio shares sold	60
Interest and/or dividends receivable	1,457
Dividends receivable from Affiliates	3
Total Assets	521,262

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,307
Payable for short sales	6,800
Financial Derivative Instruments
Exchange-traded or centrally cleared	426
Over the counter	11,363
Payable for investments purchased	137,141
Payable for investments in Affiliates purchased	3
Payable for investments purchased on a delayed-delivery basis	588
Payable for TBA investments purchased	118,777
Deposits from counterparty	6,237
Payable for Portfolio shares redeemed	468
Accrued investment advisory fees	53
Accrued supervisory and administrative fees	106
Accrued distribution fees	7
Accrued servicing fees	26
Other liabilities	6
Total Liabilities	283,308

Net Assets	$237,954

Net Assets Consist of:
Paid in capital	$237,247
Undistributed net investment income	3,655
Accumulated undistributed net realized (loss)	(5,626)
Net unrealized appreciation	2,678

Net Assets	$237,954

Net Assets:
Institutional Class	$9,237
Administrative Class	197,606
Advisor Class	31,111

Shares Issued and Outstanding:
Institutional Class	800
Administrative Class	17,123
Advisor Class	2,696

Net Asset Value Per Share Outstanding:
Institutional Class	$11.54
Administrative Class	11.54
Advisor Class	11.54

Cost of investments in securities	$295,617
Cost of investments in Affiliates	$7,644
Cost of foreign currency held	$1,200
Proceeds received on short sales	$6,729
Cost or premiums of financial derivative instruments, net	$(2,271)

* Includes repurchase agreements of:	$7,524

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

Year Ended
(Amounts in thousands)	December 31, 2016

Investment Income:
Interest	$6,941
Dividends	3
Dividends from Investments in Affiliates	73
Total Income	7,017

Expenses:
Investment advisory fees	617
Supervisory and administrative fees	1,233
Servicing fees - Administrative Class	307
Distribution and/or servicing fees - Advisor Class	86
Trustee fees	7
Interest expense	48
Total Expenses	2,298

Net Investment Income	4,719

Net Realized Gain (Loss):
Investments in securities	1,811
Investments in Affiliates	(63)
Exchange-traded or centrally cleared financial derivative instruments	(3,702)
Over the counter financial derivative instruments	2,301
Foreign currency	(110)

Net Realized Gain	237

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(4,643)
Investments in Affiliates	72
Exchange-traded or centrally cleared financial derivative instruments	8,009
Over the counter financial derivative instruments	(1,538)
Foreign currency assets and liabilities	3,038

Net Change in Unrealized Appreciation	4,938

Net Increase in Net Assets Resulting from Operations	$9,894

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$4,719	$5,078
Net realized gain (loss)	237	(8,326)
Net change in unrealized appreciation (depreciation)	4,938	(8,022)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,894	(11,270)

Distributions to Shareholders:
From net investment income
Institutional Class	(120)	0
Administrative Class	(3,108)	0
Advisor Class	(485)	0
Tax basis return of capital
Institutional Class	0	(133)
Administrative Class	0	(4,305)
Advisor Class	0	(628)

Total Distributions(a)	(3,713)	(5,066)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(10,171)	(44,132)

Total (Decrease) in Net Assets	(3,990)	(60,468)

Net Assets:
Beginning of year	241,944	302,412
End of year*	$237,954	$241,944

* Including undistributed (overdistributed) net investment income of:	$3,655	$(2,107)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.9%

AUSTRALIA 0.3%

SOVEREIGN ISSUES 0.3%
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	800	$627

Total Australia (Cost $763)			627

BERMUDA 1.1%

BANK LOAN OBLIGATIONS 1.1%
Rise Ltd.
4.750% due 01/31/2021 (g)		$2,724	2,700

Total Bermuda (Cost $2,736)			2,700

BRAZIL 3.6%

CORPORATE BONDS & NOTES 0.9%
Petrobras Global Finance BV
3.873% due 03/17/2020		$1,100	1,078
4.875% due 03/17/2020		500	496
5.375% due 01/27/2021		500	490

			2,064

SOVEREIGN ISSUES 2.7%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2017 (c)	BRL	22,300	6,464

Total Brazil (Cost $8,393)			8,528

CANADA 4.1%

ASSET-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
0.978% due 06/01/2020	CAD	244	180
1.178% due 07/01/2020		749	557
1.178% due 08/01/2020		257	191

			928

CORPORATE BONDS & NOTES 0.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$900	879
Royal Bank of Canada
2.300% due 03/22/2021		600	596

			1,475

SOVEREIGN ISSUES 3.1%
Canada Government International Bond
1.500% due 12/01/2044 (e)	CAD	223	209
Province of Alberta
1.250% due 06/01/2020		1,100	815
2.350% due 06/01/2025		1,100	814
Province of Ontario
2.400% due 06/02/2026		1,200	887
2.600% due 06/02/2025		3,900	2,952
3.500% due 06/02/2024		2,200	1,780

			7,457

Total Canada (Cost $10,338)			9,860

CAYMAN ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%
Gallatin CLO Ltd.
2.150% due 07/15/2023		$482	483
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		390	390

Total Cayman Islands (Cost $872)			873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 11.0%

CORPORATE BONDS & NOTES 11.0%
BRFkredit A/S
3.000% due 10/01/2047	DKK	927	$136
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		2,100	290
2.500% due 10/01/2037		1,058	155
3.000% due 10/01/2047		1,611	238
Nykredit Realkredit A/S
2.000% due 04/01/2017		10,800	1,538
2.000% due 10/01/2037		3,808	548
2.000% due 10/01/2047		6,600	909
2.500% due 10/01/2037		6,373	937
2.500% due 10/01/2047		24,696	3,528
3.000% due 10/01/2047		19,479	2,869
Realkredit Danmark A/S
1.000% due 04/01/2017		29,600	4,206
1.000% due 01/01/2018		4,100	589
2.000% due 04/01/2017		49,600	7,065
2.000% due 10/01/2037		3,813	548
2.000% due 10/01/2047		4,600	633
2.500% due 10/01/2037		1,699	251
2.500% due 10/01/2047		5,480	785
3.000% due 10/01/2047		6,633	975

Total Denmark (Cost $27,385)			26,200

FRANCE 4.3%

CORPORATE BONDS & NOTES 1.2%
Credit Agricole S.A.
8.125% due 09/19/2033		$600	648
Dexia Credit Local S.A.
1.598% due 03/23/2018		500	501
1.875% due 03/28/2019		700	696
1.875% due 09/15/2021		1,100	1,061

			2,906

SOVEREIGN ISSUES 3.1%
France Government International Bond
3.250% due 05/25/2045	EUR	300	436
4.500% due 04/25/2041		4,100	6,989

			7,425

Total France (Cost $10,400)			10,331

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,104
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	395
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	153
5.375% due 04/23/2024	NZD	500	376

Total Germany (Cost $2,084)			2,028

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	36,000	302
4.500% due 07/03/2017		70,000	593

Total Greece (Cost $916)			895

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$290	$302

Total Guernsey, Channel Islands (Cost $888)			901

IRELAND 1.0%

CORPORATE BONDS & NOTES 0.8%
GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025		$1,200	1,220
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	738

			1,958

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		400	584

Total Ireland (Cost $2,848)			2,542

ITALY 4.9%

CORPORATE BONDS & NOTES 0.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,200	1,327

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Casa D’este Finance SRL
0.034% due 09/15/2040		176	184
Claris Finance SRL
0.137% due 10/31/2060		623	654

			838

SOVEREIGN ISSUES 3.9%
Italy Buoni Poliennali Del Tesoro
2.700% due 03/01/2047		600	607
2.800% due 03/01/2067		700	658
3.250% due 09/01/2046		900	1,017
4.000% due 02/01/2017		2,100	2,218
4.000% due 02/01/2037		200	259
Italy Certificati di Credito del Tesoro
0.000% due 02/27/2017 (c)		4,200	4,424

			9,183

Total Italy (Cost $12,557)			11,348

JAPAN 8.4%

CORPORATE BONDS & NOTES 0.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	299
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	202
Sumitomo Mitsui Financial Group, Inc.
2.631% due 03/09/2021		1,200	1,235

			1,736

SOVEREIGN ISSUES 7.7%
Japan Bank for International Cooperation
2.000% due 11/04/2021		500	487
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	978
Japan Government International Bond
0.200% due 06/20/2017	JPY	1,370,000	11,749
0.300% due 06/20/2046		380,000	2,909
0.500% due 09/20/2046		220,000	1,783
Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	486

			18,392

Total Japan (Cost $22,777)			20,128

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
GELF Bond Issuer S.A.
1.750% due 11/22/2021	EUR	700	$766

Total Luxembourg (Cost $821)			766

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.082% due 10/15/2084	EUR	144	151
Regent’s Park CDO BV
0.041% due 01/26/2023		73	76

			227

CORPORATE BONDS & NOTES 1.7%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,425
Enel Finance International NV
5.125% due 10/07/2019		$467	499
ING Bank NV
2.625% due 12/05/2022		700	696
4.125% due 11/21/2023		800	811
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		700	695

			4,126

Total Netherlands (Cost $4,444)			4,353

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$200	198
Eksportfinans ASA
5.500% due 06/26/2017		600	609

			807

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	206

Total Norway (Cost $1,037)			1,013

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	400	120
Novo Banco S.A.
5.000% due 05/14/2019		600	436

Total Portugal (Cost $1,239)			556

QATAR 0.1%

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		$300	301

Total Qatar (Cost $293)			301

SAUDI ARABIA 1.0%

SOVEREIGN ISSUES 1.0%
Saudi Government International Bond
2.375% due 10/26/2021		$2,200	2,138
3.250% due 10/26/2026		300	285

Total Saudi Arabia (Cost $2,475)			2,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 1.1%

SOVEREIGN ISSUES 1.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	$1,143
5.850% due 05/10/2023		1,200	1,354

Total Slovenia (Cost $2,487)			2,497

SOUTH KOREA 0.5%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$200	196

SOVEREIGN ISSUES 0.4%
Export-Import Bank of Korea
6.460% due 02/27/2017	MXN	5,000	241
Korea Government International Bond
7.125% due 04/16/2019		$700	785

			1,026

Total South Korea (Cost $1,324)			1,222

SPAIN 1.7%

SOVEREIGN ISSUES 1.7%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	601
Autonomous Community of Catalonia
4.900% due 09/15/2021		200	228
4.950% due 02/11/2020		1,000	1,128
Autonomous Community of Madrid
4.688% due 03/12/2020		500	601
Spain Government International Bond
2.150% due 10/31/2025		20	23
2.900% due 10/31/2046		1,270	1,423

Total Spain (Cost $4,291)			4,004

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
European Investment Bank
0.500% due 07/21/2023	AUD	600	356
6.500% due 08/07/2019		900	713

Total Supranational (Cost $1,154)			1,069

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Svenska Handelsbanken AB
2.450% due 03/30/2021		$1,600	1,589

Total Sweden (Cost $1,600)			1,589

SWITZERLAND 0.1%

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	100	152

Total Switzerland (Cost $151)			152

UNITED KINGDOM 7.8%

CORPORATE BONDS & NOTES 5.0%
Barclays Bank PLC
7.750% due 04/10/2023		$1,000	1,055
Barclays PLC
2.992% due 08/10/2021		400	410
6.500% due 09/15/2019 (f)	EUR	1,000	1,024
8.000% due 12/15/2020 (f)		600	668
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	200	280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
1.646% due 09/06/2017		$700	$699
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	931
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		800	1,035
Prudential PLC
1.750% due 11/27/2018		400	503
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	537
7.500% due 08/10/2020 (f)		$500	475
8.625% due 08/15/2021 (f)		500	511
Royal Bank of Scotland PLC
9.500% due 03/16/2022		700	712
Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	894
2.875% due 08/05/2021		300	294
4.750% due 09/15/2025		600	589
Tesco PLC
5.125% due 04/10/2047	EUR	500	522
6.125% due 02/24/2022	GBP	500	702

			11,841

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Eurosail PLC
1.325% due 06/13/2045		687	795
Towd Point Mortgage Funding PLC
1.538% due 02/20/2054		1,000	1,224

			2,019

SOVEREIGN ISSUES 2.0%
United Kingdom Gilt
3.250% due 01/22/2044		100	159
3.500% due 01/22/2045		1,300	2,170
4.250% due 12/07/2040		1,300	2,347

			4,676

Total United Kingdom (Cost $19,750)			18,536

UNITED STATES 41.6%

ASSET-BACKED SECURITIES 2.9%
Amortizing Residential Collateral Trust
1.336% due 07/25/2032		$1	1
1.456% due 10/25/2031		1	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,245	1,377
Countrywide Asset-Backed Certificates
0.976% due 06/25/2047		1,000	803
1.156% due 08/25/2034		154	144
Credit Suisse First Boston Mortgage Securities Corp.
1.376% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.816% due 11/25/2036		21	12
EMC Mortgage Loan Trust
1.034% due 05/25/2043		272	268
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		170	69
JPMorgan Mortgage Acquisition Trust
1.036% due 03/25/2047		1,632	952
Morgan Stanley ABS Capital, Inc. Trust
0.866% due 03/25/2037		1,170	616
1.006% due 08/25/2036		2,819	1,707
1.556% due 07/25/2037		123	123
NovaStar Mortgage Funding Trust
0.886% due 03/25/2037		984	645
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		468	251
SACO, Inc.
1.156% due 04/25/2035		9	8

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
0.806% due 12/25/2036	$8	$4
Structured Asset Securities Corp. Mortgage Loan Trust
2.117% due 04/25/2035	13	12
Washington Mutual Asset-Backed Certificates Trust
0.816% due 10/25/2036	44	21

		7,015

BANK LOAN OBLIGATIONS 0.2%
Las Vegas Sands LLC
3.020% due 12/19/2020	496	500

CORPORATE BONDS & NOTES 5.8%
AbbVie, Inc.
1.800% due 05/14/2018	600	601
Air Lease Corp.
2.125% due 01/15/2018	600	601
Ally Financial, Inc.
3.600% due 05/21/2018	1,100	1,111
American International Group, Inc.
3.900% due 04/01/2026	800	814
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023	200	204
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042	400	437
Anthem, Inc.
2.250% due 08/15/2019	500	499
Bank of America Corp.
5.750% due 12/01/2017	200	207
Bear Stearns Cos. LLC
7.250% due 02/01/2018	1,000	1,058
Charter Communications Operating LLC
4.464% due 07/23/2022	900	941
6.384% due 10/23/2035	700	800
CIT Group, Inc.
4.250% due 08/15/2017	300	304
5.375% due 05/15/2020	200	213
Citigroup, Inc.
1.576% due 04/27/2018	600	603
1.878% due 06/07/2019	600	605
Citizens Bank N.A.
2.550% due 05/13/2021	600	596
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	520	525
Ford Motor Credit Co. LLC
5.875% due 08/02/2021	200	221
International Lease Finance Corp.
8.750% due 03/15/2017	400	406
International Paper Co.
7.950% due 06/15/2018	200	217
JPMorgan Chase & Co.
2.550% due 03/01/2021	500	498
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	111
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	48
Pricoa Global Funding
2.200% due 06/03/2021	300	295
Santander Holdings USA, Inc.
2.380% due 11/24/2017	1,200	1,210
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	400	399
3.375% due 11/30/2021	300	303

		13,827

MUNICIPAL BONDS & NOTES 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,140	1,936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
Adjustable Rate Mortgage Trust
5.094% due 09/25/2035	$19	$15
American Home Mortgage Assets Trust
0.946% due 05/25/2046 ^	309	228
0.966% due 10/25/2046	517	347
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	846	701
Banc of America Funding Trust
3.061% due 02/20/2036	246	244
3.641% due 10/20/2046 ^	104	79
5.500% due 01/25/2036	202	207
BCAP LLC Trust
0.926% due 01/25/2037 ^	278	232
5.250% due 04/26/2037	1,115	1,000
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	71	72
2.973% due 05/25/2034	10	10
3.001% due 08/25/2033	11	11
3.121% due 10/25/2033	11	11
3.128% due 03/25/2035	23	23
3.174% due 05/25/2034	34	33
3.183% due 05/25/2047 ^	332	302
3.577% due 11/25/2034	7	7
Bear Stearns ALT-A Trust
3.118% due 11/25/2035 ^	144	119
3.149% due 09/25/2035	159	137
3.184% due 08/25/2036 ^	214	157
Bear Stearns Structured Products, Inc. Trust
3.107% due 12/26/2046	115	89
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.772% due 07/25/2036	69	62
Citigroup Commercial Mortgage Trust
5.711% due 12/10/2049	55	55
Citigroup Mortgage Loan Trust, Inc.
2.760% due 09/25/2035	33	35
2.870% due 10/25/2035 ^	872	870
Countrywide Alternative Loan Trust
0.926% due 01/25/2037 ^	338	312
0.934% due 12/20/2046 ^	434	316
0.949% due 03/20/2046	131	98
0.949% due 07/20/2046 ^	291	160
1.036% due 02/25/2037	161	133
1.106% due 05/25/2037 ^	74	40
2.034% due 11/25/2035	30	23
2.574% due 11/25/2035	30	24
3.194% due 11/25/2035 ^	290	231
5.250% due 06/25/2035 ^	24	22
6.000% due 04/25/2037 ^	63	43
6.250% due 08/25/2037 ^	35	30
6.500% due 06/25/2036 ^	172	125
Countrywide Home Loan Mortgage Pass-Through Trust
1.046% due 04/25/2035	16	14
1.216% due 05/25/2035	76	63
1.356% due 03/25/2035	443	381
1.396% due 03/25/2035	90	70
1.416% due 02/25/2035	8	7
1.516% due 09/25/2034	8	7
3.012% due 05/25/2047	130	109
3.105% due 11/25/2034	19	19
3.172% due 08/25/2034 ^	5	4
3.200% due 11/19/2033	16	16
3.306% due 02/20/2036 ^	374	332
5.500% due 10/25/2035	107	101
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	133	74
Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 08/25/2033	15	15
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	297	257
GreenPoint Mortgage Funding Trust
0.862% due 11/25/2045	11	9
GSR Mortgage Loan Trust
2.220% due 03/25/2033	8	8
2.679% due 06/25/2034	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.010% due 09/25/2035	$201	$209
HarborView Mortgage Loan Trust
1.417% due 12/19/2036 ^	162	137
2.999% due 05/19/2033	17	16
IndyMac Mortgage Loan Trust
3.006% due 09/25/2035 ^	231	195
JPMorgan Mortgage Trust
2.770% due 11/25/2033	8	7
3.169% due 02/25/2035	7	7
3.186% due 01/25/2037	293	264
Luminent Mortgage Trust
0.996% due 04/25/2036	561	382
MASTR Adjustable Rate Mortgages Trust
3.109% due 05/25/2034	697	686
MASTR Alternative Loan Trust
1.156% due 03/25/2036	50	10
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.144% due 12/15/2030	7	7
Merrill Lynch Mortgage Investors Trust
0.966% due 02/25/2036	106	100
1.006% due 08/25/2036	1	1
2.920% due 02/25/2033	14	13
3.014% due 02/25/2036	68	63
Merrill Lynch Mortgage-Backed Securities Trust
3.370% due 04/25/2037 ^	9	8
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.921% due 10/25/2035	21	20
Residential Accredit Loans, Inc. Trust
0.966% due 04/25/2046	179	82
6.000% due 12/25/2036 ^	480	409
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	114	106
RiverView HECM Trust
0.816% due 07/25/2047	799	753
Structured Adjustable Rate Mortgage Loan Trust
3.093% due 02/25/2034	13	13
3.112% due 04/25/2034	28	28
3.192% due 09/25/2034	25	25
Structured Asset Mortgage Investments Trust
0.946% due 07/25/2046 ^	476	397
0.966% due 05/25/2036	104	81
0.976% due 05/25/2036	479	371
0.976% due 09/25/2047	483	406
0.986% due 07/19/2035	184	180
1.036% due 02/25/2036 ^	540	457
1.316% due 07/19/2034	3	3
1.436% due 03/19/2034	6	6
SunTrust Alternative Loan Trust
1.406% due 12/25/2035 ^	898	694
WaMu Mortgage Pass-Through Certificates Trust
1.026% due 12/25/2045	50	48
1.066% due 01/25/2045	8	7
1.267% due 02/25/2047 ^	402	328
1.396% due 01/25/2045	7	7
1.933% due 08/25/2042	5	5
2.098% due 07/25/2046	197	183
2.137% due 01/25/2037 ^	31	27
2.584% due 06/25/2037 ^	79	73
2.635% due 02/25/2033	106	104
2.658% due 12/25/2036 ^	6	5
2.676% due 12/25/2036 ^	45	41
2.795% due 03/25/2034	30	30
2.834% due 06/25/2033	9	9
Washington Mutual Mortgage Pass-Through Certificates Trust
1.507% due 07/25/2046 ^	61	41
Wells Fargo Mortgage-Backed Securities Trust
3.080% due 04/25/2036	14	14

		15,153

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%
Navient Corp.
3.464% due 03/15/2017	500	$13
3.514% due 01/16/2018	3,100	78

		91

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 20.3%
Fannie Mae
0.876% due 03/25/2034	$6	6
0.906% due 08/25/2034	4	4
1.156% due 06/25/2036	32	32
1.206% due 01/25/2044	135	136
2.541% due 10/01/2034	2	2
2.872% due 11/01/2034	38	41
2.881% due 12/01/2034	6	7
3.000% due 08/01/2042 - 08/01/2043	275	274
5.500% due 05/01/2047	26	28
6.000% due 07/25/2044	25	28
Fannie Mae, TBA
3.000% due 02/01/2047	13,900	13,778
3.500% due 02/01/2047	21,400	21,889
4.000% due 02/01/2047	1,900	1,994
Freddie Mac
0.883% due 01/15/2038	520	516
1.036% due 09/25/2031	20	20
1.741% due 10/25/2044	44	45
1.983% due 01/15/2038 (a)	520	31
2.739% due 02/01/2029	3	4
2.932% due 04/01/2037	47	50
3.000% due 03/01/2045	858	852
6.000% due 04/15/2036	361	413
Freddie Mac, TBA
3.000% due 01/01/2047	3,000	2,977
3.500% due 02/01/2047	5,000	5,109
Ginnie Mae
2.000% due 11/20/2024	2	2
6.000% due 09/20/2038	14	15

		48,253

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.2%
U.S. Treasury Bonds
4.375% due 05/15/2040 (m)		$200	$247
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (m)		763	751
1.750% due 01/15/2028 (i)(m)		2,308	2,578
2.500% due 01/15/2029 (i)(m)		1,678	2,025
3.875% due 04/15/2029 (m)		382	523
U.S. Treasury Notes
1.125% due 06/30/2021		100	97
2.125% due 01/31/2021 (k)(m)		4,400	4,456
2.375% due 12/31/2020 (k)		1,700	1,740

			12,417

Total United States (Cost $96,704)			99,192

SHORT-TERM INSTRUMENTS 21.4%

CERTIFICATES OF DEPOSIT 1.1%
Barclays Bank PLC
1.745% due 11/06/2017		600	601
1.751% due 09/08/2017		300	300
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017		1,100	1,102
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		600	601

			2,604

REPURCHASE AGREEMENTS (h) 3.2%
			7,524

ITALY TREASURY BILLS 2.3%
(0.294)% due 02/28/2017 (c)(d)	EUR	5,100	5,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 14.2%
(0.285)% due 01/16/2017 - 03/21/2017 (b)(c)	JPY	3,940,000	$33,720

U.S. TREASURY BILLS 0.6%
0.459% due 02/02/2017 - 02/23/2017 (b)(c)		$1,432	1,431

Total Short-Term Instruments (Cost $54,890)			50,650

Total Investments in Securities (Cost $295,617)			285,284

		SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio III		773,260	7,644

Total Short-Term Instruments (Cost $7,644)			7,644

Total Investments in Affiliates (Cost $7,644)			7,644

Total Investments 123.1% (Cost $303,261)			$292,928

Financial Derivative Instruments (j)(l) (0.6)% (Cost or Premiums, net $(2,271))			(1,337)

Other Assets and Liabilities, net (22.5)%			(53,637)

Net Assets 100.0%			$237,954

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 2,736	$2,700	1.13%

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.950)%	11/23/2016	02/23/2017	EUR	6,429	France Government International Bond 2.250% - 5.500% due 05/25/2024 - 04/25/2029	$(6,811)	$6,768	$6,764
SSB	0.010	12/30/2016	01/03/2017		$756	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(776)	756	756

Total Repurchase Agreements							$(7,587)	$7,524	$7,520

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
GSC	1.270%	12/16/2016	01/10/2017	$(269)	$(270)
TDM	1.160	12/14/2016	01/04/2017	(1,037)	(1,037)

Total Sale-Buyback Transactions					$(1,307)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(9,686) at a weighted average interest rate of 0.132%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON SOVEREIGN ISSUES

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
France Government International Bond	2.250%	05/25/2024	EUR	2,700	$(3,285)	$(3,311)
France Government International Bond	5.500	04/25/2029		2,100	(3,444)	(3,489)

Total Short Sales					$(6,729)	$(6,800)

(4)	Payable for short sales includes $103 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(i)	Securities with an aggregate market value of $1,303 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$6,764	$0	$0	$0	$6,764	$(6,811)	$(47)
SSB	756	0	0	0	756	(776)	(20)

Master Securities Forward Transaction Agreement
GSC	0	0	(270)	0	(270)	272	2
MBC	0	0	0	(3,311)	(3,311)	0	(3,311)
RYL	0	0	0	(3,489)	(3,489)	0	(3,489)
TDM	0	0	(1,037)	0	(1,037)	1,031	(6)

Total Borrowings and Other Financing Transactions	$7,520	$0	$(1,307)	$(6,800)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,307)	$0	$0	$(1,307)

Total Borrowings	$0	$(1,307)	$0	$0	$(1,307)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(1,307)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$110.500	03/24/2017	136	$1	$1
Put - CBOT U.S. Treasury 5-Year Note April Futures	103.000	03/24/2017	140	1	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond March Futures	110.000	02/24/2017	33	1	0

				$3	$2

Total Purchased Options				$3	$2

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Note March Futures	Long	03/2017	7	$(1)	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2017	8	4	5	0
Canada Government 10-Year Bond March Futures	Short	03/2017	4	4	0	0
Euro-Bobl March Futures	Short	03/2017	8	(10)	1	0
Euro-Bund 10-Year Bond March Futures	Long	03/2017	8	22	5	(4)
Euro-Buxl 30-Year Bond March Futures	Long	03/2017	9	22	14	(24)
Euro-Schatz March Futures	Long	03/2017	136	22	0	(7)
Japan Government 10-Year Bond March Futures	Long	03/2017	8	3	21	(1)
Put Options Strike @ EUR 111.200 on Euro-Schatz March Futures	Long	02/2017	20	0	0	0
Put Options Strike @ EUR 111.600 on Euro-Schatz March Futures	Long	02/2017	116	0	0	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	136	34	0	(8)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	349	(161)	57	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	354	(127)	122	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	5	0	8	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	33	(48)	32	0
United Kingdom Long Gilt March Futures	Long	03/2017	32	86	33	(2)

Total Futures Contracts				$(150)	$299	$(46)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Reference Entity								Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.237%	$	500	$(15)	$(1)	$0	$0
BASF SE	1.000	12/20/2020	0.307	EUR	200	(6)	0	0	0
BAT International Finance PLC	1.000	12/20/2020	0.500		300	(7)	0	0	0
Bayer AG	1.000	12/20/2020	0.451		200	(5)	(1)	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.279		300	(9)	0	0	0
Pfizer, Inc.	1.000	12/20/2020	0.317	$	600	(16)	1	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.230		700	(21)	(1)	0	0
Shell International Finance BV	1.000	12/20/2026	1.212	EUR	200	(4)	2	0	0
Telia Co. AB	1.000	12/20/2020	0.417		200	(5)	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Reference Entity								Asset	Liability
Tesco PLC	1.000%	12/20/2020	1.568	EUR	800	$(18)	$5	$0	$0
Tesco PLC	1.000	06/20/2021	1.792		300	(11)	2	0	(1)
United Utilities PLC	1.000	12/20/2020	0.603		200	(3)	0	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.295	$	200	(6)	0	0	0
Veolia Environnement S.A.	1.000	12/20/2020	0.456	EUR	100	(2)	0	0	0

						$(128)	$7	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021	$	9,200	$(143)	$(1)	$0	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD	1,400	$(31)	$36	$0	$(3)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	600	(1)	(1)	1	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	700	2	2	0	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		600	2	2	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		600	2	2	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		700	2	2	0	0
Pay	3-Month SEK-STIBOR	1.080	01/26/2025		1,400	5	5	0	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		1,600	6	6	0	0
Pay*	3-Month USD-LIBOR	1.000	05/15/2018	$	36,800	(145)	(93)	0	(2)
Receive*	3-Month USD-LIBOR	1.250	05/15/2019		36,800	236	175	0	(7)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		8,100	180	229	0	(9)
Receive	3-Month USD-LIBOR	2.000	06/15/2023		17,600	113	710	0	(30)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		33,100	875	1,569	0	(68)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		23,300	352	993	28	(51)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		4,800	(64)	265	29	0
Receive	3-Month USD-LIBOR	2.500	06/15/2036		1,000	(14)	(52)	6	0
Receive*	3-Month USD-LIBOR	2.098	07/01/2041		2,800	55	56	0	(3)
Receive	3-Month USD-LIBOR	1.768	12/15/2046		400	72	63	0	(3)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		1,200	99	207	0	(10)
Pay*	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	4,700	3	3	1	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2019	EUR	3,400	11	(6)	1	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022		2,000	(11)	(17)	3	0
Pay*	6-Month EUR-EURIBOR	2.500	03/21/2023		14,000	1,626	1,731	29	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		12,900	(260)	(283)	56	0
Receive*	6-Month EUR-EURIBOR	1.250	03/15/2047		8,300	(26)	725	0	(48)
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022	GBP	1,100	(27)	6	4	0
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027		2,000	119	75	0	(15)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		350	(35)	(12)	0	(6)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	10,000	0	0	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,290,000	(243)	(142)	0	(11)
Pay	6-Month JPY-LIBOR	0.750	12/20/2024		430,000	178	118	9	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		1,500,000	144	(289)	39	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month JPY-LIBOR	0.000%	09/20/2026	JPY	580,000	$(100)	$(49)	$13	$0
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		1,340,000	1,863	1,862	96	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		240,000	245	207	17	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		700,000	(1,133)	1,004	0	(87)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		200,000	156	183	0	(23)
Pay	28-Day MXN-TIIE	5.010	10/10/2019	MXN	19,300	(57)	(60)	1	0
Pay	28-Day MXN-TIIE	5.570	01/31/2023		3,500	(18)	(16)	1	0
Receive	UKRPI	3.585	10/15/2046	GBP	200	8	(2)	0	0

						$4,189	$9,214	$334	$(376)

Total Swap Agreements						$3,918	$9,220	$334	$(380)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(k)	Securities with an aggregate market value of $3,877 and cash of $2,890 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$299	$334	$635	$0	$(46)	$(380)	$(426)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2017		$444	NZD	620	$0	$(14)
BOA	01/2017	BRL	2,356		$723	0	(1)
	01/2017	CNY	4,090		590	4	0
	01/2017	DKK	16,200		2,449	155	0
	01/2017		$700	BRL	2,356	24	0
	01/2017		837	CNY	5,547	0	(43)
	01/2017		367	TRY	1,151	0	(42)
	02/2017	EUR	713		$742	0	(10)
	02/2017		$20,514	EUR	18,639	0	(854)
	02/2017		562	RUB	34,788	0	(2)
	04/2017	DKK	63,941		$9,705	606	0
	07/2017		33,045		4,994	268	0
BPS	01/2017		3,525		527	28	0
	01/2017		$757	INR	51,183	0	(5)
	01/2017		582	THB	20,459	0	(10)
	06/2017	JPY	1,370,000		$13,661	1,838	0
BRC	02/2017		98,200		859	17	0
CBK	01/2017	SGD	2,508		1,794	63	0
	01/2017		$681	MYR	2,835	0	(49)
	01/2017		474	RUB	34,318	83	0
	02/2017	EUR	1,485		$1,556	0	(10)
	02/2017	GBP	1,164		1,470	34	0
	02/2017	JPY	1,980,000		19,183	2,208	0
	02/2017		$251	AUD	335	0	(9)
	02/2017		845	EUR	780	0	(22)
	02/2017		434	MXN	8,299	0	(36)
	03/2017	JPY	50,000		$441	12	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	01/2017	INR	27,248		$403	$2	$0
	02/2017		$586	MXN	11,241	0	(47)
	02/2017		494	PLN	1,934	0	(32)
	07/2017		100	BRL	361	6	0
FBF	02/2017		1,106	SEK	9,950	0	(11)
GLM	01/2017	DKK	8,180		$1,185	28	(1)
	01/2017	JPY	780,000		7,565	885	0
	01/2017		$683	DKK	4,520	0	(43)
	02/2017	AUD	466		$352	16	0
	02/2017	DKK	3,590		506	0	(4)
	02/2017	EUR	703		752	10	0
	02/2017	JPY	363,700		3,206	88	0
	02/2017	NZD	670		476	11	0
	02/2017		$1,078	GBP	865	0	(11)
	02/2017		2,732	JPY	321,800	27	0
	02/2017		110	NOK	935	0	(2)
	03/2017	TWD	39,172		$1,245	36	0
	03/2017		$505	RUB	31,744	3	0
	07/2017		106	BRL	382	6	0
HUS	01/2017	CNH	1,313		$199	11	0
	01/2017	INR	57,418		848	4	0
	01/2017	SGD	5,288		3,775	124	0
	01/2017		$114	CAD	150	0	(3)
	01/2017		841	CNY	5,571	0	(43)
	02/2017		105	EUR	100	0	0
	02/2017		297	ILS	1,128	0	(4)
	02/2017		1,103	MXN	22,493	0	(24)
	02/2017		400	RUB	29,032	70	0
	07/2017	BRL	13,500		$3,603	0	(353)
	07/2017	DKK	14,345		2,159	107	0
IND	02/2017		$39,681	JPY	4,173,015	0	(3,900)
JPM	01/2017	BRL	1,740		$534	0	(1)
	01/2017	DKK	10,140		1,458	30	(8)
	01/2017	JPY	520,000		5,034	579	0
	01/2017		$514	BRL	1,740	21	0
	01/2017		608	INR	41,162	0	(3)
	01/2017		1,391	SGD	1,970	0	(31)
	02/2017	RUB	46,784		$706	0	(48)
	02/2017		$1,512	CHF	1,482	0	(52)
	02/2017		486	ZAR	6,704	0	(1)
	03/2017	JPY	350,000		$3,105	102	0
	03/2017		$67	RUB	4,208	0	0
	04/2017	DKK	8,380		$1,272	79	0
	07/2017	BRL	2,300		614	0	(59)
	07/2017	DKK	3,535		533	28	0
MSB	01/2017	BRL	551		169	0	0
	01/2017		$165	BRL	551	4	0
	02/2017	CNH	40,747		$5,982	216	0
	03/2017	KRW	144,480		120	0	0
	07/2017	BRL	6,500		1,858	0	(46)
RBC	01/2017	JPY	260,000		2,513	286	0
	02/2017		$1,539	EUR	1,450	0	(9)
SCX	01/2017	BRL	4,646		$1,419	0	(8)
	01/2017	CAD	5,335		3,955	0	(19)
	01/2017	KRW	835,219		734	42	0
	01/2017	SGD	654		462	10	0
	01/2017		$1,426	BRL	4,646	2	0
	01/2017		191	CNH	1,313	0	(3)
	01/2017		4,473	SGD	6,479	1	0
	02/2017	CNH	2,216		$326	12	0
	02/2017		$1,407	BRL	4,646	9	0
	02/2017		1,462	EUR	1,370	0	(17)
	03/2017	SGD	6,479		$4,472	0	(1)
SOG	01/2017	CNY	7,027		1,014	8	0
	01/2017	TRY	1,144		364	41	0
TOR	01/2017		$3,847	CAD	5,185	15	0
	02/2017	CAD	5,185		$3,848	0	(15)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	01/2017	INR	80,220		$1,180	$1	$0
	01/2017	KRW	3,637,178		3,057	44	0
	01/2017	MYR	2,835		633	1	0
	01/2017		$1,075	INR	72,541	0	(8)
	01/2017		3,945	KRW	4,472,397	0	(241)
	03/2017		2,898		3,454,954	0	(37)
	03/2017		631	MYR	2,835	0	(2)
	04/2017	DKK	19,183		$2,915	185	0
	04/2017		$1,168	INR	80,220	0	(1)
WST	02/2017		122	EUR	115	0	(1)

Total Forward Foreign Currency Contracts						$8,490	$(6,196)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	11/07/2019	$	800	$68	$110
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		900	81	100
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	60,000	4	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.640	06/19/2017	$	77,200	54	44
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017		46,200	47	56
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		1,400	135	158
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,400	127	155

								$516	$624

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$ 28,300	$3	$1

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 03/01/2047	$75.000	03/06/2017	$14,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 03/01/2047	79.000	03/06/2017	7,000	0	0

					$1	$0

Total Purchased Options					$520	$625

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	3,900	$(31)	$(3)

CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	470	(4)	0
	Call - OTC EUR versus AUD		1.530	01/10/2017		470	(4)	0
	Call - OTC GBP versus USD	$	1.302	01/30/2017	GBP	738	(7)	(1)

DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	800	(77)	(49)
	Put - OTC USD versus BRL		3.890	06/28/2018		800	(76)	(97)

FBF	Call - OTC USD versus BRL		6.300	01/11/2018		500	(27)	(2)

GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	1,000	(39)	0
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,000	(34)	(20)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	900	(86)	(55)
	Put - OTC USD versus BRL		3.892	07/02/2018		900	(87)	(109)

JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		1,500	(14)	(2)

NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		500	(13)	0

SOG	Put - OTC USD versus KRW		1,145.000	01/17/2017		400	(9)	0

UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		500	(11)	0

							$(519)	$(338)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	11/07/2019	$	4,400	$(76)	$(157)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		4,500	(81)	(134)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	410,000	(4)	(3)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019	$	13,600	(255)	(403)

								$(416)	$(697)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$28,300	$0	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount		Premiums (Received)(1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	100	$0	$3

Total Written Options						$(935)	$(1,032)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		61		0		(31)		(30)		0
Notional Amount in $		$17,940		$120,111		$(37,046)		$(28,205)		$(15,100)		$57,700
Notional Amount in AUD	AUD	0	AUD	10,860	AUD	(3,830)	AUD	(7,030)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	5,101	CHF	(2,500)	CHF	0	CHF	(2,601)	CHF	0
Notional Amount in EUR	EUR	7,800	EUR	45,919	EUR	(18,100)	EUR	(31,479)	EUR	(1,200)	EUR	2,940
Notional Amount in GBP	GBP	13,600	GBP	12,129	GBP	(3,300)	GBP	(11,491)	GBP	(6,300)	GBP	4,638
Notional Amount in JPY	JPY	0	JPY	410,000	JPY	0	JPY	0	JPY	0	JPY	410,000
Premiums		$(346)		$(2,055)		$607		$609		$250		$(935)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	ING Bank NV	(1.000)%	12/20/2021	1.497%	EUR 100	$4	$(2)	$2	$0
	UBS AG	(1.000)	12/20/2021	0.609	300	(5)	(1)	0	(6)
BRC	WPP Group PLC	(3.750)	06/20/2017	0.081	GBP 1,000	0	(23)	0	(23)
CBK	Credit Agricole S.A.	(1.000)	12/20/2021	0.736	EUR 100	(1)	(1)	0	(2)
GST	SABMiller PLC	(1.000)	01/20/2022	0.334	$ 100	(3)	(1)	0	(4)
	UST, Inc.	(0.720)	03/20/2018	0.056	1,000	0	(8)	0	(8)
RYL	Cleveland Electric Illuminating Co.	(0.940)	06/20/2017	0.134	1,000	0	(4)	0	(4)

						$(5)	$(40)	$2	$(47)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	03/20/2023	3.111%	$ 800	$(30)	$(61)	$0	$(91)
CBK	Barclays Bank PLC	1.000	06/20/2021	0.767	EUR 400	0	5	5	0
MYC	Barclays Bank PLC	1.000	06/20/2021	0.767	100	0	1	1	0
	Brazil Government International Bond	1.000	06/20/2019	1.406	$ 1,000	(12)	2	0	(10)

						$(42)	$(53)	$6	$(101)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	3,700	$	2,824	$(11)	$(56)	$0	$(67)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	930		1,038	8	(77)	0	(69)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	4,600		6,543	(4)	(868)	0	(872)
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.506% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	190		212	(3)	(11)	0	(14)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027		3,420		3,634	13	(53)	0	(40)
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	3,300		4,653	14	(598)	0	(584)
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	4,600		3,468	(46)	6	0	(40)
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	2,000		2,440	(2)	20	18	0
	Floating rate equal to 3-Month USD-LIBOR less 0.770% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	1,376	JPY	140,000	12	165	177	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	14,400		$	10,856	$(15)	$(110)	$0	$(125)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.483% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	400			447	0	(29)	0	(29)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	5,100			7,237	(746)	(204)	0	(950)
	Floating rate equal to 3-Month USD-LIBOR less 0.767% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	3,145		JPY	320,000	(3)	408	405	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	3,100	$		2,337	(12)	(15)	0	(27)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	600			732	0	5	5	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		4,700			6,669	(821)	(55)	0	(876)
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		1,500			2,128	(256)	(23)	0	(279)
UAG	Floating rate equal to 3-Month EUR-EURIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	700			782	60	(56)	4	0

									$(1,812)	$(1,551)	$609	$(3,972)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	757,900	$ 0	$6	$ 6	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		469,700	0	4	4	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		2,273,700	0	18	18	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		757,900	0	6	6	0

							$ 0	$34	$ 34	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250%	01/03/2017	$ 4	$0	$14	$14	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	5	0	18	18	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	3	0	10	10	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	4	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	5	0	(9)	0	(9)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	3	0	(4)	0	(4)
UAG	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.850	01/05/2017	3	0	9	9	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	8.750	01/05/2017	3	0	(2)	0	(2)

						$0	$36	$51	$(15)

Total Swap Agreements						$(1,859)	$(1,574)	$702	$(4,135)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(m)	Securities with an aggregate market value of $4,460 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$(14)	$0	$0	$(14)	$(14)	$0	$(14)
BOA	1,057	0	6	1,063	(952)	(3)	(1,008)	(1,963)	(900)	0	(900)
BPS	1,866	0	2	1,868	(15)	0	(20)	(35)	1,833	(2,000)	(167)
BRC	17	0	0	17	0	0	(114)	(114)	(97)	97	0
CBK	2,400	0	9	2,409	(126)	(1)	(626)	(753)	1,656	(2,240)	(584)
CIB	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
DUB	8	210	255	473	(79)	(437)	(13)	(529)	(56)	196	140
FBF	0	0	0	0	(11)	(2)	0	(13)	(13)	0	(13)
GLM	1,110	0	405	1,515	(61)	(184)	(1,104)	(1,349)	166	(920)	(754)
GST	0	0	0	0	0	0	(12)	(12)	(12)	15	3
HUS	316	0	0	316	(427)	0	0	(427)	(111)	0	(111)
IND	0	0	0	0	(3,900)	0	0	(3,900)	(3,900)	4,032	132
JPM	839	1	0	840	(203)	(2)	0	(205)	635	(550)	85
MSB	220	0	0	220	(46)	0	0	(46)	174	0	174
MYC	0	413	1	414	0	(403)	(10)	(413)	1	0	1
NGF	0	0	6	6	0	0	0	0	6	0	6
RBC	286	0	0	286	(9)	0	(27)	(36)	250	(260)	(10)
RYL	0	0	5	5	0	0	(880)	(880)	(875)	0	(875)
SCX	76	0	0	76	(48)	0	0	(48)	28	0	28
SOG	49	1	0	50	0	0	(279)	(279)	(229)	0	(229)
TOR	15	0	0	15	(15)	0	0	(15)	0	0	0
UAG	231	0	13	244	(289)	0	(2)	(291)	(47)	48	1
WST	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$8,490	$625	$702	$9,817	$(6,196)	$(1,032)	$(4,135)	$(11,363)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	299	299
Swap Agreements	0	0	0	0	334	334

	$0	$0	$0	$0	$635	$635

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,490	$0	$8,490
Purchased Options	0	0	0	0	625	625
Swap Agreements	0	8	0	660	34	702

	$0	$8	$0	$9,150	$659	$9,817

	$0	$8	$0	$9,150	$1,294	$10,452

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46	$46
Swap Agreements	0	4	0	0	376	380

	$0	$4	$0	$0	$422	$426

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,196	$0	$6,196
Written Options	0	0	0	335	697	1,032
Swap Agreements	0	148	0	3,987	0	4,135

	$0	$148	$0	$10,518	$697	$11,363

	$0	$152	$0	$10,518	$1,119	$11,789

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	0	0	12	12
Futures	0	0	0	0	(418)	(418)
Swap Agreements	0	572	0	0	(3,845)	(3,273)

	$0	$572	$0	$0	$(4,274)	$(3,702)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,464	$0	$1,464
Purchased Options	0	0	0	(407)	23	(384)
Written Options	0	55	0	712	224	991
Swap Agreements	0	463	0	(164)	(69)	230

	$0	$518	$0	$1,605	$178	$2,301

	$0	$1,090	$0	$1,605	$(4,096)	$(1,401)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	(203)	(203)
Swap Agreements	0	184	0	0	8,033	8,217

	$0	$184	$0	$0	$7,825	$8,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$272	$0	$272
Purchased Options	0	0	0	(28)	104	76
Written Options	0	(6)	0	171	(346)	(181)
Swap Agreements	0	(66)	0	(1,765)	126	(1,705)

	$0	$(72)	$0	$(1,350)	$(116)	$(1,538)

	$0	$112	$0	$(1,350)	$7,709	$6,471

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$627	$0	$627
Bermuda
Bank Loan Obligations	0	0	2,700	2,700
Brazil
Corporate Bonds & Notes	0	2,064	0	2,064
Sovereign Issues	0	6,464	0	6,464
Canada
Asset-Backed Securities	0	928	0	928
Corporate Bonds & Notes	0	1,475	0	1,475
Sovereign Issues	0	7,457	0	7,457
Cayman Islands
Asset-Backed Securities	0	873	0	873
Denmark
Corporate Bonds & Notes	0	26,200	0	26,200
France
Corporate Bonds & Notes	0	2,906	0	2,906
Sovereign Issues	0	7,425	0	7,425
Germany
Corporate Bonds & Notes	0	2,028	0	2,028
Greece
Sovereign Issues	0	895	0	895
Guernsey, Channel Islands
Corporate Bonds & Notes	0	901	0	901
Ireland
Corporate Bonds & Notes	0	1,958	0	1,958
Sovereign Issues	0	584	0	584
Italy
Corporate Bonds & Notes	0	1,327	0	1,327
Non-Agency Mortgage-Backed Securities	0	838	0	838
Sovereign Issues	0	9,183	0	9,183
Japan
Corporate Bonds & Notes	0	1,736	0	1,736
Sovereign Issues	0	18,392	0	18,392
Luxembourg
Corporate Bonds & Notes	0	766	0	766
Netherlands
Asset-Backed Securities	0	227	0	227
Corporate Bonds & Notes	0	4,126	0	4,126
Norway
Corporate Bonds & Notes	0	807	0	807
Sovereign Issues	0	206	0	206
Portugal
Corporate Bonds & Notes	0	556	0	556
Qatar
Sovereign Issues	0	301	0	301
Saudi Arabia
Sovereign Issues	0	2,423	0	2,423
Slovenia
Sovereign Issues	0	2,497	0	2,497
South Korea
Corporate Bonds & Notes	0	196	0	196
Sovereign Issues	0	1,026	0	1,026
Spain
Sovereign Issues	0	4,004	0	4,004

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Supranational
Corporate Bonds & Notes	$0	$1,069	$0	$1,069
Sweden
Corporate Bonds & Notes	0	1,589	0	1,589
Switzerland
Sovereign Issues	0	152	0	152
United Kingdom
Corporate Bonds & Notes	0	11,841	0	11,841
Non-Agency Mortgage-Backed Securities	0	2,019	0	2,019
Sovereign Issues	0	4,676	0	4,676
United States
Asset-Backed Securities	0	7,015	0	7,015
Bank Loan Obligations	0	500	0	500
Corporate Bonds & Notes	0	13,827	0	13,827
Municipal Bonds & Notes	0	1,936	0	1,936
Non-Agency Mortgage-Backed Securities	0	14,311	842	15,153
Preferred Securities	91	0	0	91
U.S. Government Agencies	0	48,253	0	48,253
U.S. Treasury Obligations	0	12,417	0	12,417
Short-Term Instruments
Certificates of Deposit	0	2,604	0	2,604
Repurchase Agreements	0	7,524	0	7,524
Italy Treasury Bills	0	5,371	0	5,371
Japan Treasury Bills	0	33,720	0	33,720
U.S. Treasury Bills	0	1,431	0	1,431

	$91	$281,651	$3,542	$285,284

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,644	$0	$0	$7,644

Total Investments	$7,735	$281,651	$3,542	$292,928

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,800)	$0	$(6,800)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	299	336	0	635
Over the counter	0	9,817	0	9,817

	$299	$10,153	$0	$10,452

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(46)	(380)	0	(426)
Over the counter	0	(11,363)	0	(11,363)

	$(46)	$(11,743)	$0	$(11,789)

Total Financial Derivative Instruments	$253	$(1,590)	$0	$(1,337)

Totals	$7,988	$273,261	$3,542	$284,791

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2016.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2016:

Category and Subcategory	Beginning Balance at 12/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2016(1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$2,900	$0	$(198)	$(3)	$(1)	$2	$0	$0	$2,700	$0
United States
Non-Agency Mortgage-Backed Securities	1,080	0	(259)	1	4	16	0	0	842	4

Totals	$3,980	$0	$(457)	$(2)	$3	$18	$0	$0	$3,542	$4

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$2,700	Proxy Pricing	Base Price	99.375
United States
Non-Agency Mortgage-Backed Securities	842	Third Party Vendor	Broker Quote	77.563-94.313

Total	$3,542

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$18,612	$157,073	$(168,050)	$(63)	$72	$7,644	$73	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an

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Notes to Financial Statements (Cont.)

amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease

36	PIMCO VARIABLE INSURANCE TRUST

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payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at December 31, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit

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Notes to Financial Statements (Cont.)

default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years.

Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the

42	PIMCO VARIABLE INSURANCE TRUST

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amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging

ANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents

44	PIMCO VARIABLE INSURANCE TRUST

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derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.50%
Administrative Class	0.50%
Advisor Class	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses;

(vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,425,191	$1,403,425	$116,419	$135,817

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	357	$4,337	82	$945
Administrative Class	3,271	38,794	2,648	30,650
Advisor Class	345	4,034	423	4,907
Issued as reinvestment of distributions
Institutional Class	10	120	11	133
Administrative Class	261	3,108	372	4,305
Advisor Class	41	485	54	628
Cost of shares redeemed
Institutional Class	(111)	(1,313)	(115)	(1,326)
Administrative Class	(4,260)	(50,490)	(6,731)	(77,717)
Advisor Class	(779)	(9,246)	(574)	(6,657)
Net increase (decrease) resulting from Portfolio share transactions	(865)	$(10,171)	(3,830)	$(44,132)

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 66% of the Portfolio. One shareholder is a related party and comprises 32% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	DECEMBER 31, 2016	47

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Bond Portfolio (Unhedged)	$4,614	$0	$1,277	$(310)	$(4,874)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Global Bond Portfolio (Unhedged)	$4,874	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Bond Portfolio (Unhedged)	$304,142	$4,254	$(15,468)	$(11,214)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

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For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Bond Portfolio (Unhedged)	$3,713	$0	$0	$0	$0	$5,066

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

50	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PLN	Polish Zloty

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate
CDO	Collateralized Debt Obligation	KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation

ANNUAL REPORT	DECEMBER 31, 2016	51

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Bond Portfolio (Unhedged)	0.06%	0.06%	$3,712	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

52	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	53

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

54	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	55

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT08AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Global Core Bond (Hedged) Portfolio

Share Class

∎	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and

4	PIMCO VARIABLE INSURANCE TRUST

asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 12/31/2016†§

United States‡	38.1%
Denmark	12.6%
Japan	11.8%
United Kingdom	9.6%
Italy	6.7%
Canada	5.5%
Other‡	15.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	Inception§
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	6.78%	0.54%	0.31%
Bloomberg Barclays Global Aggregate (USD Hedged) Indexª±	3.95%	3.59%	3.99%♦
Bloomberg Barclays U.S. Aggregate Index±±	2.65%	2.23%	3.02%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

ª Prior to October 21, 2016, the Portfolio’s primary benchmark was the Bloomberg Barclays U.S. Aggregate Index.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

±± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.71% for Administrative Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio (formerly, PIMCO Global Advantage® Strategy Bond Portfolio) seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Holdings of non-Agency mortgage-backed securities contributed to relative performance, as total returns were positive.

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Long U.S. dollar positions against the British pound during much of the reporting period contributed to relative performance, as the currency depreciated versus the U.S. dollar during that period.

»	Underweight to Japanese duration during some of the reporting period detracted from relative performance, as yields fell at that time.

»	An underweight to investment grade corporate spread duration detracted from relative performance, as these spreads narrowed.

»	Positioning in intermediate-term U.S. yields detracted from relative performance, as intermediate rates rose.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,016.80	$4.83	$1,000.00	$1,020.69	$4.84	0.94%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
12/31/2016	$8.77	$0.21	$0.38	$0.59	$(0.15)	$0.00	$0.00	$(0.15)
12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)
12/31/2012	9.84	0.10	0.51	0.61	(0.12)	(0.08)	0.00	(0.20)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Effective October 21, 2016, the Portfolio’s advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income	Portfolio Turnover Rate

$9.21	6.78%	$107,052	0.91	%(c)	0.86	%(c)	2.31%	342%
8.77	(5.03)	214,181	0.90		0.90		1.50	256
9.42	(1.49)	218,872	0.90		0.90		1.59	145
9.75	(3.14)	236,780	0.90		0.90		1.43	156
10.25	6.19	201,022	0.90		0.90		1.02	179

ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$127,487
Investments in Affiliates	165
Financial Derivative Instruments
Exchange-traded or centrally cleared	223
Over the counter	5,971
Deposits with counterparty	2,913
Foreign currency, at value	4,083
Receivable for investments sold	77,727
Receivable for investments sold on a delayed-delivery basis	3,088
Receivable for TBA investments sold	24,500
Receivable for Portfolio shares sold	44
Interest and/or dividends receivable	832
Dividends receivable from Affiliates	3
Other assets	5
Total Assets	247,041

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,113
Payable for sale-buyback transactions	4,147
Financial Derivative Instruments
Exchange-traded or centrally cleared	161
Over the counter	4,812
Payable for investments purchased	76,283
Payable for investments in Affiliates purchased	3
Payable for investments purchased on a delayed-delivery basis	3,701
Payable for TBA investments purchased	44,195
Deposits from counterparty	3,502
Accrued investment advisory fees	24
Accrued supervisory and administrative fees	30
Accrued servicing fees	14
Other liabilities	4
Total Liabilities	139,989

Net Assets	$107,052

Net Assets Consist of:
Paid in capital	$112,449
(Overdistributed) net investment income	(1,229)
Accumulated undistributed net realized (loss)	(1,950)
Net unrealized (depreciation)	(2,218)

Net Assets	$107,052

Net Assets:
Administrative Class	$107,052

Shares Issued and Outstanding:
Administrative Class	11,626

Net Asset Value Per Share Outstanding:
Administrative Class	$9.21

Cost of investments in securities	$133,396
Cost of investments in Affiliates	$165
Cost of foreign currency held	$4,088
Cost or premiums of financial derivative instruments, net	$(489)

* Includes repurchase agreements of:	$606

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$5,461
Dividends from Investments in Affiliates	41
Total Income	5,502

Expenses:
Investment advisory fees	645
Supervisory and administrative fees	584
Servicing fees - Administrative Class	254
Trustee fees	5
Interest expense	83
Miscellaneous expense	1
Total Expenses	1,572

Net Investment Income	3,930

Net Realized Gain (Loss):
Investments in securities	(3,141)
Investments in Affiliates	(60)
Exchange-traded or centrally cleared financial derivative instruments	(803)
Over the counter financial derivative instruments	2,638
Short sales	30
Foreign currency	340

Net Realized (Loss)	(996)

Net Change in Unrealized Appreciation:
Investments in securities	6,707
Investments in Affiliates	66
Exchange-traded or centrally cleared financial derivative instruments	1,479
Over the counter financial derivative instruments	326
Foreign currency assets and liabilities	1,896

Net Change in Unrealized Appreciation	10,474

Net Increase in Net Assets Resulting from Operations	$13,408

* Foreign tax withholdings	$14

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$3,930	$3,334
Net realized (loss)	(996)	(11,544)
Net change in unrealized appreciation (depreciation)	10,474	(3,384)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,408	(11,594)

Distributions to Shareholders:
From net investment income
Administrative Class	(2,800)	0
Tax basis return of capital
Administrative Class	0	(4,398)

Total Distributions(a)	(2,800)	(4,398)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(117,737)	11,301

Total (Decrease) in Net Assets	(107,129)	(4,691)

Net Assets:
Beginning of year	214,181	218,872
End of year*	$107,052	$214,181

* Including (overdistributed) net investment income of:	$(1,229)	$(2,023)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.1%

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	$393

Total Australia (Cost $401)			393

BELGIUM 0.6%

CORPORATE BONDS & NOTES 0.6%
KBC Bank NV
8.000% due 01/25/2023		$600	634

Total Belgium (Cost $614)			634

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
6.250% due 03/17/2024		$400	385

Total Brazil (Cost $408)			385

CANADA 6.5%

ASSET-BACKED SECURITIES 0.7%
Canadian Mortgage Pools
0.978% due 06/01/2020	CAD	244	181
1.178% due 07/01/2020		583	433
1.178% due 08/01/2020		171	127

			741

CORPORATE BONDS & NOTES 0.5%
Royal Bank of Canada
2.300% due 03/22/2021		$500	497

SOVEREIGN ISSUES 5.3%
Canada Government International Bond
1.500% due 12/01/2044 (e)	CAD	112	105
Canada Housing Trust
2.400% due 12/15/2022		2,800	2,166
Province of Alberta
1.250% due 06/01/2020		400	296
2.350% due 06/01/2025		600	444
Province of Ontario
2.400% due 06/02/2026		2,300	1,701
2.500% due 09/10/2021		$1,000	1,007

			5,719

Total Canada (Cost $7,174)			6,957

CAYMAN ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		$256	76
6.750% due 10/01/2023		589	162

Total Cayman Islands (Cost $785)			238

DENMARK 15.1%

CORPORATE BONDS & NOTES 15.1%
BRFkredit A/S
2.000% due 10/01/2047	DKK	400	55
3.000% due 10/01/2047		590	87
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2037		673	99
2.500% due 10/01/2047		6,036	863
3.000% due 10/01/2047		1,343	198
Nykredit Realkredit A/S
1.000% due 01/01/2018		17,800	2,558
2.000% due 10/01/2017		3,300	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 10/01/2037	DKK	1,820	$262
2.000% due 10/01/2047		1,800	248
2.500% due 10/01/2037		2,501	368
2.500% due 10/01/2047		6,788	970
3.000% due 10/01/2047		10,281	1,514
4.000% due 01/01/2018		15,000	2,213
Realkredit Danmark A/S
1.000% due 01/01/2018		8,000	1,150
1.000% due 04/01/2018		19,800	2,850
2.000% due 04/01/2018		4,800	699
2.000% due 10/01/2037		2,480	356
2.000% due 10/01/2047		1,800	248
2.500% due 10/01/2037		850	125
2.500% due 10/01/2047		2,672	383
3.000% due 10/01/2047		2,704	397

Total Denmark (Cost $16,457)			16,118

FRANCE 2.2%

CORPORATE BONDS & NOTES 1.3%
Dexia Credit Local S.A.
1.875% due 09/15/2021		$900	868
SFR Group S.A.
5.625% due 05/15/2024	EUR	200	223
7.375% due 05/01/2026		$300	307

			1,398

SOVEREIGN ISSUES 0.9%
France Government International Bond
3.250% due 05/25/2045 (h)	EUR	700	1,016

Total France (Cost $2,617)			2,414

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
1.350% due 05/30/2017		$100	100
4.250% due 10/14/2021		500	502
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	76

Total Germany (Cost $677)			678

GREECE 0.7%

CORPORATE BONDS & NOTES 0.5%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	515

SOVEREIGN ISSUES 0.2%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	32,000	268

Total Greece (Cost $839)			783

IRELAND 0.5%

ASSET-BACKED SECURITIES 0.2%
CELF Low Levered Partners PLC
0.027% due 03/04/2024	EUR	230	241

CORPORATE BONDS & NOTES 0.3%
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		$300	320

Total Ireland (Cost $633)			561

ITALY 5.9%

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018	EUR	300	332
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$400	382

			714

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%
Claris Finance SRL
0.137% due 10/31/2060	EUR	896	$940
Creso SRL
0.381% due 12/30/2060		581	611
F-E Mortgages SRL
0.014% due 12/15/2043		39	41

			1,592

SOVEREIGN ISSUES 3.7%
Italy Buoni Poliennali Del Tesoro
2.800% due 03/01/2067 (h)		400	376
4.000% due 02/01/2017		900	950
Italy Certificati di Credito del Tesoro
0.000% due 02/27/2017 (c)		1,800	1,896
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	759

			3,981

Total Italy (Cost $7,090)			6,287

JAPAN 4.9%

CORPORATE BONDS & NOTES 0.2%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$200	201

SOVEREIGN ISSUES 4.7%
Japan Bank for International Cooperation
2.000% due 11/04/2021		200	195
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	587
Japan Government International Bond
0.400% due 03/20/2036	JPY	370,000	3,089
0.500% due 09/20/2046		110,000	891
Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	291

			5,053

Total Japan (Cost $5,964)			5,254

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Altice Financing S.A.
7.500% due 05/15/2026		$300	313
Wind Acquisition Finance S.A.
3.689% due 07/15/2020	EUR	400	423

Total Luxembourg (Cost $746)			736

NETHERLANDS 3.8%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	81	85
Highlander Euro CDO BV
0.000% due 05/01/2023		155	163
Malin CLO BV
0.471% due 05/07/2023		230	243
Panther CDO BV
0.082% due 10/15/2084		72	75

			566

CORPORATE BONDS & NOTES 3.3%
Enel Finance International NV
5.125% due 10/07/2019		$300	321
ING Bank NV
2.625% due 12/05/2022		1,500	1,491
4.125% due 11/21/2023		500	507
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		300	298

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vonovia Finance BV
3.200% due 10/02/2017		$900	$908

			3,525

Total Netherlands (Cost $4,161)			4,091

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	142

Total Norway (Cost $162)			142

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	90
Novo Banco S.A.
5.000% due 05/21/2019		300	218
5.000% due 05/23/2019		100	73

Total Portugal (Cost $835)			381

QATAR 0.2%

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.625% due 06/02/2046		$200	201

Total Qatar (Cost $195)			201

SAUDI ARABIA 1.1%

SOVEREIGN ISSUES 1.1%
Saudi Government International Bond
2.375% due 10/26/2021		$1,000	972
3.250% due 10/26/2026		200	190

Total Saudi Arabia (Cost $1,188)			1,162

SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
5.500% due 10/26/2022		$1,400	1,550
5.850% due 05/10/2023		1,100	1,241

Total Slovenia (Cost $2,495)			2,791

SPAIN 2.0%

CORPORATE BONDS & NOTES 0.8%
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)	EUR	400	374
Banco Santander S.A.
6.250% due 09/11/2021 (f)		100	99
Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	434

			907

SOVEREIGN ISSUES 1.2%
Autonomous Community of Catalonia
4.750% due 06/04/2018		475	524
4.900% due 09/15/2021		100	114
4.950% due 02/11/2020		300	338
Spain Government International Bond
2.900% due 10/31/2046 (h)		300	336

			1,312

Total Spain (Cost $2,399)			2,219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Swedbank AB
2.200% due 03/04/2020		$200	198

Total Sweden (Cost $200)			198

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%
Credit Suisse AG
1.577% due 01/29/2018		$500	501
UBS AG
5.125% due 05/15/2024		550	558
7.250% due 02/22/2022		1,050	1,058

Total Switzerland (Cost $2,123)			2,117

UNITED KINGDOM 11.0%

CORPORATE BONDS & NOTES 6.3%
Barclays Bank PLC
7.625% due 11/21/2022		$800	879
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	200	280
HSBC Holdings PLC
4.300% due 03/08/2026		$800	829
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	776
5.125% due 03/07/2025		400	620
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		500	647
Prudential PLC
1.750% due 11/27/2018		300	378
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 (f)		$200	192
Royal Bank of Scotland PLC
9.500% due 03/16/2022		400	407
Santander UK Group Holdings PLC
2.875% due 08/05/2021		300	294
4.750% due 09/15/2025		500	491
7.375% due 06/24/2022 (f)	GBP	500	620
Tesco PLC
5.125% due 04/10/2047	EUR	200	209
Virgin Media Secured Finance PLC
4.875% due 01/15/2027	GBP	100	121

			6,743

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%
Alba PLC
0.581% due 11/25/2042		437	497
Bluestone Securities PLC
0.577% due 06/09/2044		267	315
Darrowby PLC
2.098% due 02/20/2044		102	127
Eurosail PLC
1.327% due 06/13/2045		600	710
Gemgarto
3.348% due 05/14/2045		37	45
Nemus Arden PLC
0.628% due 02/15/2020		29	36
Newgate Funding PLC
0.503% due 12/15/2050		342	412
RMAC PLC
0.796% due 12/12/2036		276	327
RMAC Securities PLC
0.546% due 06/12/2044		352	405
Southern Pacific Financing PLC
0.556% due 06/10/2043		353	426

			3,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.6%
United Kingdom Gilt
3.500% due 01/22/2045 (h)	GBP	1,050	$1,752

Total United Kingdom (Cost $13,388)			11,795

UNITED STATES 44.0%

ASSET-BACKED SECURITIES 4.1%
Accredited Mortgage Loan Trust
0.886% due 02/25/2037		$66	64
Argent Securities Trust
0.906% due 07/25/2036		414	182
0.916% due 05/25/2036		718	247
Bear Stearns Asset-Backed Securities Trust
1.076% due 01/25/2047		229	223
Countrywide Asset-Backed Certificates
0.896% due 07/25/2037 ^		313	260
1.526% due 11/25/2035		27	27
4.191% due 04/25/2036		165	166
4.825% due 07/25/2036		78	79
Countrywide Asset-Backed Certificates Trust
2.459% due 07/25/2035		700	583
Credit-Based Asset Servicing and Securitization LLC
3.948% due 03/25/2037 ^		327	183
First Franklin Mortgage Loan Trust
2.031% due 07/25/2034		206	200
GSAA Home Equity Trust
1.206% due 08/25/2037		98	91
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.996% due 04/25/2037		358	226
MASTR Asset-Backed Securities Trust
0.966% due 05/25/2037		500	393
Morgan Stanley ABS Capital, Inc. Trust
0.986% due 10/25/2036		695	440
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		47	43
NovaStar Mortgage Funding Trust
0.886% due 03/25/2037		747	490
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		374	200
Structured Asset Investment Loan Trust
2.481% due 10/25/2034		232	201
Structured Asset Securities Corp. Mortgage Loan Trust
0.916% due 03/25/2036		57	55

			4,353

BANK LOAN OBLIGATIONS 0.7%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		800	806

CORPORATE BONDS & NOTES 10.8%
AbbVie, Inc.
2.500% due 05/14/2020		300	300
3.200% due 05/14/2026		300	286
Air Lease Corp.
2.125% due 01/15/2018		300	301
2.625% due 09/04/2018		200	201
Ally Financial, Inc.
3.600% due 05/21/2018		500	505
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	509
AT&T, Inc.
2.300% due 03/11/2019		500	502
Charter Communications Operating LLC
4.464% due 07/23/2022		500	523
6.384% due 10/23/2035		300	343
CIT Group, Inc.
3.875% due 02/19/2019		300	307
5.500% due 02/15/2019		200	211

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
1.878% due 06/07/2019	$600	$605
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	300	296
Cox Communications, Inc.
6.250% due 06/01/2018	300	317
ERAC USA Finance LLC
2.350% due 10/15/2019	200	200
Ford Motor Credit Co. LLC
5.750% due 02/01/2021	200	219
5.875% due 08/02/2021	200	221
General Motors Financial Co., Inc.
2.400% due 04/10/2018	100	100
JPMorgan Chase & Co.
2.400% due 06/07/2021	500	495
Microsoft Corp.
2.700% due 02/12/2025	300	294
Newell Brands, Inc.
2.875% due 12/01/2019	300	305
Nissan Motor Acceptance Corp.
2.000% due 03/08/2019	500	499
OneMain Financial Holdings LLC
6.750% due 12/15/2019	300	314
Oracle Corp.
2.400% due 09/15/2023	300	290
Rio Oil Finance Trust
9.250% due 07/06/2024	459	434
S&P Global, Inc.
2.500% due 08/15/2018	300	303
SBA Tower Trust
2.240% due 04/15/2043	300	301
Southern Co.
4.250% due 07/01/2036	400	398
Time Warner Cable LLC
6.750% due 07/01/2018	200	214
VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	407
Viacom, Inc.
2.500% due 09/01/2018	310	311
Wells Fargo & Co.
2.100% due 07/26/2021	500	486
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	299
3.375% due 11/30/2021	300	303

		11,599

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	635	526
Banc of America Funding Trust
0.949% due 04/20/2047 ^	254	201
6.000% due 07/25/2037 ^	130	102
Chase Mortgage Finance Trust
3.097% due 03/25/2037 ^	116	95
Citigroup Mortgage Loan Trust, Inc.
3.382% due 04/25/2037 ^	106	86
4.457% due 08/25/2035 ^	2,121	1,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	$85	$72
Credit Suisse Mortgage Capital Certificates
3.158% due 02/26/2036	95	92
Deutsche ALT-A Securities, Inc.
0.906% due 02/25/2047	354	251
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	129	115
GreenPoint Mortgage Funding Trust
1.216% due 06/25/2045	121	107
JPMorgan Alternative Loan Trust
2.980% due 12/25/2036	98	93
Merrill Lynch Mortgage Investors Trust
3.243% due 03/25/2036 ^	245	167
Morgan Stanley Mortgage Loan Trust
3.006% due 05/25/2036 ^	144	110
3.458% due 09/25/2035 ^	146	119
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	134	119
Prime Mortgage Trust
6.000% due 06/25/2036 ^	111	104
Residential Accredit Loans, Inc. Trust
0.886% due 02/25/2037	136	120
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	88	82
Structured Asset Mortgage Investments Trust
0.986% due 02/25/2036	52	47

		4,330

U.S. GOVERNMENT AGENCIES 21.2%
Fannie Mae
1.156% due 06/25/2036	16	16
1.206% due 01/25/2044	90	90
1.556% due 12/25/2039	152	153
Fannie Mae, TBA
3.000% due 02/01/2047	5,900	5,849
3.500% due 02/01/2047	12,000	12,274
Freddie Mac
0.883% due 01/15/2038	347	344
1.983% due 01/15/2038 (a)	347	21
2.791% due 09/01/2037	709	751
3.000% due 02/01/2046	890	884
Freddie Mac, TBA
3.500% due 02/01/2047	1,000	1,022
Ginnie Mae
1.310% due 09/20/2066	698	695
3.642% due 09/20/2066	499	556

		22,655

U.S. TREASURY OBLIGATIONS 3.2%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (h)(j)(l)	3,308	3,252
0.375% due 07/15/2025 (j)(l)	204	203

		3,455

Total United States (Cost $47,078)		47,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.0%

CERTIFICATES OF DEPOSIT 1.4%
Barclays Bank PLC
1.745% due 11/06/2017		$400	$400
Norinchukin Bank
1.589% due 10/12/2017		700	702
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		400	401

			1,503

REPURCHASE AGREEMENTS (g) 0.6%
			606

ITALY TREASURY BILLS 2.1%
(0.294)% due 02/28/2017 (c)(d)	EUR	2,100	2,212

JAPAN TREASURY BILLS 8.2%
(0.270)% due 01/30/2017 - 03/06/2017 (b)(c)	JPY	1,020,000	8,730

U.S. TREASURY BILLS 0.7%
0.420% due 02/02/2017 - 03/09/2017 (b)(c)(l)		$703	703

Total Short-Term Instruments (Cost $14,767)			13,754

Total Investments in Securities (Cost $133,396)			127,487

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III		16,699	165

Total Short-Term Instruments (Cost $165)			165

Total Investments in Affiliates (Cost $165)			165

Total Investments 119.2% (Cost $133,561)			$127,652

Financial Derivative Instruments (i)(k) 1.1% (Cost or Premiums, net $(489))			1,221

Other Assets and Liabilities, net (20.3)%			(21,821)

Net Assets 100.0%			$107,052

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$606	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(620)	$606	$606

Total Repurchase Agreements						$(620)	$606	$606

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
DEU	0.750%	12/30/2016	01/06/2017		$(498)	$(498)
MYI	(0.450)	10/12/2016	01/24/2017	EUR	(1,422)	(1,496)
	(0.400)	10/12/2016	01/24/2017		(1,065)	(1,119)

Total Reverse Repurchase Agreements						$(3,113)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions
BPS	(0.310)%	11/03/2016	02/02/2017	EUR	(365)	$(403)
MYI	(0.300)	11/03/2016	02/02/2017		(331)	(365)
	0.500	11/10/2016	01/17/2017	GBP	(1,438)	(1,783)
	0.540	10/19/2016	01/17/2017		(1,301)	(1,596)

Total Sale-Buyback Transactions						$(4,147)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(15,386) at a weighted average interest rate of 0.363%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $6,990 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$0	$(498)	$0	$(498)	$500	$2
MYI	0	(2,615)	0	(2,615)	2,438	(177)
SSB	606	0	0	606	(620)	(14)

Master Securities Forward Transaction Agreement
BPS	0	0	(403)	(403)	376	(27)
MYI	0	0	(3,744)	(3,744)	3,676	(68)

Total Borrowings and Other Financing Transactions	$606	$(3,113)	$(4,147)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	0	(498)	0	0	(498)
Sovereign Issues	$0	$(2,615)	$0	$0	$(2,615)

Total	$0	$(3,113)	$0	$0	$(3,113)

Sale-Buyback Transactions
Sovereign Issues	0	(3,379)	(768)	0	(4,147)

Total	$0	$(3,379)	$(768)	$0	$(4,147)

Total Borrowings	$0	$(6,492)	$(768)	$0	$(7,260)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(7,260)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$110.500	03/24/2017	75	$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	Long	03/2017	3	$0	$1	$0
Australia Government 10-Year Bond March Futures	Long	03/2017	7	3	5	0
Euro-Bobl March Futures	Long	03/2017	42	29	0	(3)
Euro-BTP Italy Government Bond March Futures	Long	03/2017	11	30	5	(3)
Euro-Bund 10-Year Bond March Futures	Short	03/2017	10	(25)	5	(6)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2017	2	3	1	(1)
Euro-Schatz March Futures	Long	03/2017	26	4	0	(1)
Japan Government 10-Year Bond March Futures	Long	03/2017	3	1	8	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	75	19	0	(5)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	104	(52)	17	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	135	(77)	46	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	8	1	0	(1)
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	24	(35)	23	0
United Kingdom Long Gilt March Futures	Long	03/2017	14	36	14	(1)

Total Futures Contracts				$(63)	$125	$(21)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.237%	$ 500	$(15)	$(1)	$0	$0
BASF SE	1.000	12/20/2020	0.307	EUR 200	(6)	0	0	0
BAT International Finance PLC	1.000	12/20/2020	0.500	300	(7)	0	0	0
Bayer AG	1.000	12/20/2020	0.451	200	(5)	0	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.279	300	(9)	0	0	0
Pfizer, Inc.	1.000	12/20/2020	0.317	$ 300	(8)	0	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.230	400	(12)	(1)	0	0
Shell International Finance BV	1.000	12/20/2026	1.212	EUR 200	(4)	2	0	0
Telia Co. AB	1.000	12/20/2020	0.417	100	(3)	0	0	0
Tesco PLC	1.000	12/20/2020	1.568	800	(18)	5	0	0
United Utilities PLC	1.000	12/20/2020	0.603	300	(5)	(1)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.295	$ 300	(8)	0	0	0
Veolia Environnement S.A.	1.000	12/20/2020	0.456	EUR 100	(2)	0	0	0

					$(102)	$4	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
iTraxx Europe Main 26 5-Year Index	1.000%	12/20/2021	EUR 15,000	$(222)	$0	$0	$(1)
iTraxx Europe Senior 25 5-Year Index	1.000	06/20/2021	3,000	(19)	(16)	0	(1)

				$(241)	$(16)	$0	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month CAD-Bank Bill	2.200%	06/16/2026	CAD 2,200	$(49)	$60	$0	$(5)
Pay	3-Month SEK-STIBOR	1.023	01/23/2025	SEK 2,400	7	7	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025	1,100	3	6	0	0
Pay*	3-Month USD-LIBOR	1.000	05/15/2018	$ 15,700	(62)	(40)	0	(1)
Receive*	3-Month USD-LIBOR	1.250	05/15/2019	15,700	101	75	0	(3)
Receive	3-Month USD-LIBOR	2.000	06/15/2021	3,700	15	(105)	4	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021	1,000	(23)	(17)	1	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022	25,000	(270)	(189)	0	(36)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	12,600	231	575	14	(29)
Pay*	3-Month USD-LIBOR	1.500	06/21/2027	700	(60)	2	2	0
Receive*	3-Month USD-LIBOR	2.098	07/01/2041	2,000	40	40	0	(2)
Pay	3-Month USD-LIBOR	2.500	12/16/2025	5,100	96	(340)	15	0
Receive	3-Month USD-LIBOR	2.500	12/16/2025	5,100	(96)	(155)	0	(15)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	100	(3)	(9)	1	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022	EUR 1,700	(9)	(15)	2	0
Pay	6-Month EUR-EURIBOR	1.000	09/05/2026	1,600	68	45	7	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027	4,750	(96)	(96)	21	0
Receive*	6-Month EUR-EURIBOR	1.250	03/15/2047	1,600	(5)	132	0	(9)
Receive*	6-Month GBP-LIBOR	0.500	03/15/2019	GBP 1,300	4	7	0	(1)
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022	1,300	(31)	7	5	0
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027	1,700	102	64	0	(12)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047	200	(20)	(7)	0	(4)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY 420,000	7	6	0	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2020	140,000	(22)	(39)	0	(1)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	1,020,000	98	(152)	24	0
Pay	6-Month JPY-LIBOR	0.000	09/20/2026	40,000	(7)	(4)	1	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	150,000	(243)	218	0	(20)
Receive	UKRPI	3.585	10/15/2046	GBP 100	4	(1)	0	0

					$(220)	$75	$97	$(138)

Total Swap Agreements					$(563)	$63	$97	$(140)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(j)	Securities with an aggregate market value of $715 and cash of $2,913 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 1	$ 125	$ 97	$ 223	$ 0	$ (21)	$ (140)	$ (161)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017	BRL	2,083		$639	$0	$(1)
	01/2017	CNY	3,071		443	3	0
	01/2017	DKK	29,500		4,459	282	0
	01/2017	INR	2,371		35	0	0
	01/2017	TRY	12,153		3,878	448	0
	01/2017		$617	BRL	2,083	23	0
	01/2017		11,996	EUR	11,535	148	0
	01/2017		654	PEN	2,238	11	0
	02/2017	EUR	11,535		$12,013	0	(147)
	02/2017		$255	RUB	15,785	0	(1)
	04/2017	DKK	16,676		$2,531	158	0
	07/2017		10,920		1,650	88	0
BPS	01/2017	CLP	604,035		917	17	0
	01/2017	COP	3,917,326		1,317	17	0
	01/2017	DKK	1,765		264	14	0
	01/2017	EUR	6,515		6,910	51	0
	01/2017	GBP	7,152		8,943	128	0
	01/2017	JPY	110,300		971	27	0
	01/2017		$1,784	COP	5,683,194	102	0
	01/2017		318	INR	21,493	0	(2)
	01/2017		898	JPY	105,900	9	0
	01/2017		1,265	THB	44,494	0	(22)
CBK	01/2017	COP	1,284,915		$429	3	0
	01/2017	DKK	15,365		2,262	86	0
	01/2017	EUR	5,547		6,165	334	(9)
	01/2017	NZD	273		193	4	0
	01/2017	RON	1,701		417	22	0
	01/2017	SGD	2,818		2,016	70	0
	01/2017		$475	EUR	449	0	(3)
	01/2017		397	MYR	1,654	0	(29)
	01/2017		117	RON	467	0	(9)
	01/2017		395	RUB	28,598	69	0
	02/2017	JPY	600,000		$5,810	666	0
DUB	01/2017	BRL	15,498		4,560	0	(202)
	01/2017	INR	1,825		27	0	0
	01/2017	RON	2,628		638	28	0
	01/2017		$4,755	BRL	15,498	6	0
	02/2017		4,520		15,498	203	0
	02/2017		4,391	MXN	84,245	0	(350)
	07/2017		60	BRL	217	4	0
FBF	01/2017	THB	44,384		$1,269	30	0
GLM	01/2017	DKK	19,130		2,803	96	(2)
	01/2017	HKD	6,000		774	0	0
	01/2017	KRW	498,645		426	13	0
	01/2017	MYR	4,328		1,039	75	0
	01/2017	PEN	2,239		662	0	(4)
	01/2017		$166	AUD	221	0	(6)
	01/2017		919	CLP	603,462	0	(20)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017		$862	DKK	5,740	$0	$(49)
	01/2017		111	GBP	89	0	(1)
	01/2017		144	JPY	16,400	0	(3)
	01/2017		1,010	KRW	1,143,214	0	(63)
	01/2017		528	PHP	25,678	0	(12)
	01/2017		2,190	SGD	3,173	0	0
	02/2017	DKK	25,265		$3,558	0	(25)
	02/2017	MXN	87,379		4,668	476	0
	03/2017	SGD	3,173		2,190	0	0
	03/2017		$232	RUB	14,584	2	0
	07/2017		88	BRL	318	5	0
HUS	01/2017	CNH	695		$105	6	0
	01/2017	DKK	9,930		1,391	0	(15)
	01/2017	INR	130,566		1,933	14	0
	01/2017	SGD	1,261		897	26	0
	01/2017		$1,194	CNY	8,227	0	(15)
	01/2017		1,796	TRY	5,640	0	(204)
	02/2017	CNH	5,903		$868	33	0
	02/2017	CNY	725		106	3	0
	02/2017		$513	MXN	10,463	0	(11)
	02/2017		368	RUB	26,709	64	0
	04/2017	DKK	3,140		$472	26	0
	07/2017		$388	DKK	2,557	0	(23)
	10/2017	DKK	3,366		$515	31	0
IND	01/2017		$8,516	GBP	6,956	57	0
	02/2017	GBP	6,956		$8,522	0	(57)
JPM	01/2017	AUD	1,071		790	17	0
	01/2017	DKK	3,585		506	2	(4)
	01/2017	IDR	19,434,060		1,479	42	0
	01/2017	JPY	180,000		1,743	200	0
	01/2017	NOK	910		108	2	0
	01/2017	PHP	42,240		872	22	0
	01/2017		$136	CAD	183	0	0
	01/2017		244	COP	772,992	13	0
	01/2017		83	EUR	78	0	(1)
	01/2017		136	GBP	107	0	(4)
	01/2017		4,385	JPY	515,400	26	0
	01/2017		42	KRW	49,316	0	(1)
	01/2017		192	NZD	267	0	(6)
	01/2017		530	SGD	751	0	(12)
	02/2017	JPY	515,400		$4,390	0	(27)
	02/2017	RUB	54,572		824	0	(56)
	02/2017		$55	EUR	52	0	0
	03/2017	JPY	240,000		$2,133	73	0
	03/2017		$31	RUB	1,947	0	0
	07/2017	BRL	4,400		$1,175	0	(114)
	07/2017	DKK	10,145		1,544	93	0
MSB	01/2017	BRL	204		63	0	0
	01/2017		$61	BRL	204	2	0
	01/2017		967	RON	3,872	0	(68)
	04/2017		3,002	DKK	19,855	0	(176)
	07/2017	BRL	12,300		$3,516	0	(88)
NGF	01/2017	KRW	3,674,243		3,248	205	0
	03/2017	TWD	40,237		1,282	40	0
RBC	01/2017		$1,149	DKK	7,630	0	(69)
SCX	01/2017	BRL	2,286		$698	0	(4)
	01/2017	CAD	7,648		5,669	0	(27)
	01/2017	JPY	527,400		4,720	207	0
	01/2017	SGD	300		212	5	0
	01/2017		$701	BRL	2,286	1	0
	01/2017		101	CNH	695	0	(2)
	01/2017		775	HKD	6,006	0	0
	01/2017		1,551	IDR	20,373,471	0	(44)
	01/2017		635	MYR	2,645	0	(46)
	02/2017	CNH	3,052		$449	17	0
	02/2017		$692	BRL	2,286	4	0
SOG	01/2017	CNY	5,156		$744	6	0
	01/2017		$2,101	TRY	6,600	0	(238)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	01/2017	BRL	15,498		$4,755	$0	$(6)
	01/2017	COP	1,262,122		423	4	0
	01/2017		$4,569	BRL	15,498	193	0
	01/2017		5,539	CAD	7,465	22	0
	01/2017		327	SGD	454	0	(13)
	02/2017	CAD	7,465		$5,541	0	(21)
UAG	01/2017	IDR	1,945,595		147	3	0
	01/2017	INR	36,027		530	0	0
	01/2017	KRW	395,875		332	4	0
	01/2017		$62	IDR	810,851	0	(2)
	01/2017		2,211	INR	149,296	0	(16)
	01/2017		2,631	KRW	2,982,903	0	(161)
	01/2017		341	PHP	16,510	0	(9)
	03/2017		332	KRW	395,875	0	(4)
	03/2017		1,285	TWD	40,572	0	(33)
	04/2017		524	INR	36,027	0	(1)

Total Forward Foreign Currency Contracts						$5,181	$(2,538)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	11/07/2019	$	300	$25	$41
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		400	36	44
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	50,000	3	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.640	06/19/2017	$	33,100	23	19
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017		19,800	20	24
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		600	58	68
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		600	55	67

								$220	$264

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$12,100	$1	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 01/01/2047	$80.000	01/11/2017	$ 14,000	$1	$0

Total Purchased Options					$222	$264

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	1,700	$(14)	$(1)
CBK	Put - OTC EUR versus AUD	AUD	1.424	01/10/2017	EUR	200	(1)	0
	Call - OTC EUR versus AUD		1.530	01/10/2017		200	(2)	0
	Call - OTC GBP versus USD	$	1.302	01/30/2017	GBP	246	(2)	0
DUB	Call - OTC USD versus BRL	BRL	3.890	06/28/2018	$	500	(48)	(31)
	Put - OTC USD versus BRL		3.890	06/28/2018		500	(48)	(61)
FBF	Call - OTC USD versus BRL		6.300	01/11/2018		200	(11)	(1)
GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	400	(15)	0
	Call - OTC EUR versus MXN		22.650	03/21/2017		400	(14)	(8)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	300	(29)	(18)
	Put - OTC USD versus BRL		3.892	07/02/2018		300	(29)	(36)
JPM	Put - OTC USD versus CNH	CNH	6.600	09/11/2017		600	(5)	(1)
SOG	Put - OTC USD versus KRW	KRW	1,145.000	01/17/2017		300	(7)	0
UAG	Put - OTC USD versus KRW		1,145.000	01/17/2017		400	(9)	0

							$(234)	$(157)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	11/07/2019	$	1,900	$(32)	$(68)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		1,900	(34)	(56)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	350,000	(4)	(3)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019	$	5,800	(109)	(172)

								$(179)	$(299)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$12,100	$0	$0

Total Written Options						$(413)	$(456)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		40		0		(27)		(13)		0
Notional Amount in $		$18,740		$70,997		$(32,276)		$(20,581)		$(12,080)		$24,800
Notional Amount in AUD	AUD	0	AUD	7,460	AUD	(3,030)	AUD	(4,430)	AUD	0	AUD	0
Notional Amount in CHF	CHF	0	CHF	3,450	CHF	(2,100)	CHF	0	CHF	(1,350)	CHF	0
Notional Amount in EUR	EUR	8,000	EUR	37,596	EUR	(14,976)	EUR	(27,130)	EUR	(2,290)	EUR	1,200
Notional Amount in GBP	GBP	11,700	GBP	7,167	GBP	(2,400)	GBP	(9,371)	GBP	(5,150)	GBP	1,946
Notional Amount in JPY	JPY	0	JPY	350,000	JPY	0	JPY	0	JPY	0	JPY	350,000
Premiums		$(375)		$(1,392)		$615		$503		$236		$(413)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	ING Bank NV	(1.000)%	12/20/2021	1.497%	EUR	100	$3	$(1)	$2	$0
BPS	ING Bank NV	(1.000)	06/20/2021	1.417		300	7	(1)	6	0
	ING Bank NV	(1.000)	12/20/2021	1.497		100	4	(2)	2	0
	UBS AG	(1.000)	12/20/2021	0.609		300	(5)	(1)	0	(6)
BRC	UBS AG	(1.000)	06/20/2021	1.399		500	13	(4)	9	0
	UBS AG	(1.000)	06/20/2024	1.716	$	200	11	(2)	9	0
CBK	HSBC Bank PLC	(1.000)	12/20/2021	1.425	EUR	100	3	(1)	2	0
	ING Bank NV	(1.000)	06/20/2021	1.417		400	9	(1)	8	0
	Intesa Sanpaolo SpA	(1.000)	03/20/2026	3.201	$	400	52	12	64	0
	UBS AG	(1.000)	06/20/2021	1.399	EUR	200	4	0	4	0
	UBS AG	(1.000)	12/20/2021	1.473		100	4	(2)	2	0
	UBS AG	(1.000)	06/20/2024	1.716	$	300	15	(1)	14	0
GST	ING Bank NV	(1.000)	06/20/2021	1.417	EUR	700	16	(3)	13	0
	SABMiller PLC	(1.000)	01/20/2022	0.334	$	100	(2)	(2)	0	(4)
JPM	Barclays Bank PLC	(1.000)	06/20/2021	1.685	EUR	500	27	(11)	16	0

							$161	$(20)	$151	$(10)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Banco Espirito Santo S.A.	5.000%	12/20/2021	19.064%	EUR	100	$(29)	$(5)	$0	$(34)
	Barclays Bank PLC	1.000	06/20/2017	0.570		500	(3)	4	1	0
	Colombia Government International Bond	1.000	12/20/2021	1.632	$	100	(3)	0	0	(3)
	Petrobras Global Finance BV	1.000	09/20/2019	3.309		400	(12)	(12)	0	(24)
BRC	Colombia Government International Bond	1.000	12/20/2021	1.632		1,300	(45)	7	0	(38)
GST	Barclays Bank PLC	1.000	06/20/2021	0.767	EUR	300	0	4	4	0

							$(92)	$(2)	$5	$(99)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 26 5-Year Index	(1.000)%	12/20/2021	EUR	600	$37	$(1)	$36	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	1,400	$	1,069	$(4)	$(21)	$0	$(25)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.505% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	600		670	5	(49)	0	(44)
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	3,000		4,257	(4)	(555)	0	(559)
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.425% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/21/2027	EUR	1,020		1,084	4	(16)	0	(12)
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	2,800		3,948	12	(507)	0	(495)
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	2,600		1,960	(26)	3	0	(23)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.503% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	200		223	1	(16)	0	(15)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	900		1,098	(1)	9	8	0
	Floating rate equal to 3-Month USD-LIBOR less 0.770% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	492	JPY	50,000	4	59	63	0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	5,100	$	3,845	(5)	(39)	0	(44)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.483% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2027	EUR	200		223	0	(14)	0	(14)
	Floating rate equal to 3-Month USD-LIBOR less 0.767% based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR based on the notional amount of currency delivered	01/23/2019	$	1,769	JPY	180,000	(2)	230	228	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	1,900	$	1,432	(7)	(10)	0	(17)
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.054% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	200		244	0	2	2	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		1,800		2,554	(314)	(21)	0	(335)
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		600		851	(102)	(10)	0	(112)
UAG	Floating rate equal to 3-Month EUR-EURIBOR less 0.436% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2026	EUR	400		447	34	(32)	2	0

								$(405)	$(987)	$303	$(1,695)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	7.250%	01/03/2017	$ 3	$0	$10	$10	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.500	03/22/2017	4	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	8.150	03/30/2017	2	0	6	6	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.250	01/03/2017	3	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.300	03/22/2017	4	0	(7)	0	(7)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	10.050	03/30/2017	2	0	(3)	0	(3)

						$0	$17	$31	$(14)

Total Swap Agreements						$(299)	$(993)	$526	$(1,818)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(l)	Securities with an aggregate market value of $1,224 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,161	$0	$2	$1,163	$(149)	$(1)	$(628)	$(778)	$385	$(880)	$(495)
BPS	365	0	45	410	(24)	0	(67)	(91)	319	(330)	(11)
BRC	0	0	18	18	0	0	(38)	(38)	(20)	8	(12)
CBK	1,254	0	94	1,348	(50)	0	(507)	(557)	791	(1,450)	(659)
CIB	0	0	0	0	0	0	(23)	(23)	(23)	0	(23)
DUB	241	85	102	428	(552)	(216)	(29)	(797)	(369)	112	(257)
FBF	30	0	0	30	0	(1)	0	(1)	29	0	29
GLM	667	0	228	895	(185)	(62)	(58)	(305)	590	(290)	300
GST	0	0	17	17	0	0	(4)	(4)	13	0	13
HUS	203	0	0	203	(268)	0	0	(268)	(65)	0	(65)
IND	57	0	0	57	(57)	0	0	(57)	0	0	0
JPM	490	1	16	507	(225)	(4)	0	(229)	278	(290)	(12)
MSB	2	0	0	2	(332)	0	0	(332)	(330)	269	(61)
MYC	0	178	0	178	0	(172)	0	(172)	6	0	6
NGF	245	0	0	245	0	0	0	0	245	(260)	(15)
RBC	0	0	0	0	(69)	0	(17)	(86)	(86)	0	(86)
RYL	0	0	2	2	0	0	(335)	(335)	(333)	0	(333)
SCX	234	0	0	234	(123)	0	0	(123)	111	0	111
SOG	6	0	0	6	(238)	0	(112)	(350)	(344)	359	15
TOR	219	0	0	219	(40)	0	0	(40)	179	0	179
UAG	7	0	2	9	(226)	0	0	(226)	(217)	282	65

Total Over the Counter	$5,181	$264	$526	$5,971	$(2,538)	$(456)	$(1,818)	$(4,812)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	125	125
Swap Agreements	0	0	0	0	97	97

	$0	$0	$0	$0	$223	$223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,181	$0	$5,181
Purchased Options	0	0	0	0	264	264
Swap Agreements	0	192	0	334	0	526

	$0	$192	$0	$5,515	$264	$5,971

	$0	$192	$0	$5,515	$487	$6,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	2	0	0	138	140

	$0	$2	$0	$0	$159	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,538	$0	$2,538
Written Options	0	0	0	157	299	456
Swap Agreements	0	109	0	1,709	0	1,818

	$0	$109	$0	$4,404	$299	$4,812

	$0	$111	$0	$4,404	$458	$4,973

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	11	11
Futures	0	0	0	0	103	103
Swap Agreements	0	(65)	0	0	(835)	(900)

	$0	$(65)	$0	$0	$(738)	$(803)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,339	$0	$1,339
Purchased Options	0	0	0	(321)	(15)	(336)
Written Options	0	40	0	592	172	804
Swap Agreements	0	691	0	117	23	831

	$0	$731	$0	$1,727	$180	$2,638

	$0	$666	$0	$1,727	$(558)	$1,835

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(95)	(95)
Swap Agreements	0	9	0	0	1,568	1,577

	$0	$9	$0	$0	$1,470	$1,479

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$782	$0	$782
Purchased Options	0	0	0	(49)	48	(1)
Written Options	0	(6)	0	73	(168)	(101)
Swap Agreements	0	800	0	(1,192)	38	(354)

	$0	$794	$0	$(386)	$(82)	$326

	$0	$803	$0	$(386)	$1,388	$1,805

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$393	$0	$393
Belgium
Corporate Bonds & Notes	0	634	0	634
Brazil
Corporate Bonds & Notes	0	385	0	385
Canada
Asset-Backed Securities	0	741	0	741
Corporate Bonds & Notes	0	497	0	497
Sovereign Issues	0	5,719	0	5,719
Cayman Islands
Corporate Bonds & Notes	0	238	0	238
Denmark
Corporate Bonds & Notes	0	16,118	0	16,118
France
Corporate Bonds & Notes	0	1,398	0	1,398
Sovereign Issues	0	1,016	0	1,016
Germany
Corporate Bonds & Notes	0	678	0	678
Greece
Corporate Bonds & Notes	0	515	0	515
Sovereign Issues	0	268	0	268
Ireland
Asset-Backed Securities	0	241	0	241
Corporate Bonds & Notes	0	320	0	320

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Italy
Corporate Bonds & Notes	$0	$714	$0	$714
Non-Agency Mortgage-Backed Securities	0	1,592	0	1,592
Sovereign Issues	0	3,981	0	3,981
Japan
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	5,053	0	5,053
Luxembourg
Corporate Bonds & Notes	0	736	0	736
Netherlands
Asset-Backed Securities	0	566	0	566
Corporate Bonds & Notes	0	3,525	0	3,525
Norway
Sovereign Issues	0	142	0	142
Portugal
Corporate Bonds & Notes	0	381	0	381
Qatar
Sovereign Issues	0	201	0	201
Saudi Arabia
Sovereign Issues	0	1,162	0	1,162
Slovenia
Sovereign Issues	0	2,791	0	2,791
Spain
Corporate Bonds & Notes	0	907	0	907
Sovereign Issues	0	1,312	0	1,312
Sweden
Corporate Bonds & Notes	0	198	0	198

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Switzerland
Corporate Bonds & Notes	$0	$2,117	$0	$2,117
United Kingdom
Corporate Bonds & Notes	0	6,743	0	6,743
Non-Agency Mortgage-Backed Securities	0	3,300	0	3,300
Sovereign Issues	0	1,752	0	1,752
United States
Asset-Backed Securities	0	4,353	0	4,353
Bank Loan Obligations	0	806	0	806
Corporate Bonds & Notes	0	11,599	0	11,599
Non-Agency Mortgage-Backed Securities	0	4,330	0	4,330
U.S. Government Agencies	0	22,099	556	22,655
U.S. Treasury Obligations	0	3,455	0	3,455
Short-Term Instruments
Certificates of Deposit	0	1,503	0	1,503
Repurchase Agreements	0	606	0	606
Italy Treasury Bills	0	2,212	0	2,212
Japan Treasury Bills	0	8,730	0	8,730
U.S. Treasury Bills	0	703	0	703

	$0	$126,931	$556	$127,487

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$165	$0	$0	$165

Total Investments	$165	$126,931	$556	$127,652

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$125	$98	$0	$223
Over The Counter	0	5,971	0	5,971

	$125	$6,069	$0	$6,194

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(140)	0	(161)
Over the counter	0	(4,812)	0	(4,812)

	$(21)	$(4,952)	$0	$(4,973)

Total Financial Derivative Instruments	$104	$1,117	$0	$1,221

Totals	$269	$128,048	$556	$128,873

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value (“NAV”) per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of

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those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

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Notes to Financial Statements (Cont.)

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

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unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced

Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$18,988	$101,541	$(120,370)	$(60)	$66	$165	$41	$—

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may

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Notes to Financial Statements (Cont.)

invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed

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Notes to Financial Statements (Cont.)

upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value

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may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves

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Notes to Financial Statements (Cont.)

simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross- currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment

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Notes to Financial Statements (Cont.)

banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S.

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and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.)

currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a

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separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Administrative Class	0.31%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is

ANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U S Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$495,568	$510,726	$105,023	$180,999

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,488	$13,558	2,406	$22,162
Issued as reinvestment of distributions
Administrative Class	305	2,784	486	4,398
Cost of shares redeemed
Administrative Class	(14,601)	(134,079)	(1,699)	(15,259)
Net increase (decrease) resulting from Portfolio share transactions	(12,808)	$(117,737)	1,193	$11,301

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 86% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Core Bond (Unhedged)	$1,436	$0	$(4,859)	$(91)	$(1,883)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Global Core Bond (Unhedged)	$882	$1,001

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Core Bond (Unhedged)	$134,357	$1,005	$(7,710)	$(6,705)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

December 31, 2016

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Core Bond (Unhedged)	$2,800	$0	$0	$0	$0	$4,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO

Global Core Bond (Hedged) Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Global Core Bond (Hedged) Portfolio (formerly the PIMCO Global Advantage® Strategy Bond Portfolio) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
CIB	Canadian Imperial Bank of Commerce	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	HKD	Hong Kong Dollar	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	THB	Thai Baht
COP	Colombian Peso	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	TWD	Taiwanese Dollar
EUR	Euro	NZD	New Zealand Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

UKRPI	United Kingdom Retail Price Index

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali

48	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Core Bond (Unhedged)	0.00%	0.00%	$2,800	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	51

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

52	PIMCO VARIABLE INSURANCE TRUST

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CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

54	PIMCO VARIABLE INSURANCE TRUST

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organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

56	PIMCO VARIABLE INSURANCE TRUST

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of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

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7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Global Diversified Allocation Portfolio

Share Classes

∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period

2	PIMCO VARIABLE INSURANCE TRUST

as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio or Acquired Fund. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	—	—	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 12/31/20161§

PIMCO Total Return Fund IV	15.2%
PIMCO Short-Term Fund	15.2%
PIMCO StocksPLUS® International Fund (Unhedged)	10.2%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO Income Fund	5.1%
PIMCO Real Return Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%
PIMCO RAE Fundamental International Fund	5.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO StocksPLUS® Fund	5.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	Inception§
PIMCO Global Diversified Allocation Portfolio Administrative Class	7.81%	4.28%
PIMCO Global Diversified Allocation Portfolio Advisor Class	7.64%	3.26%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	5.71%	6.28%
MSCI World Index±±	7.51%	8.87%	♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.58% for Administrative Class shares, and 1.68% for Advisor Class shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Underlying PIMCO equity funds contributed to performance as the majority of these funds posted positive returns.

»	Underlying PIMCO fixed income funds contributed to performance, as these funds posted positive returns.

»

Off-benchmark allocations to small cap and emerging market equities, primarily through the PIMCO RAE Fundamental PLUS Small Fund and PIMCO RAE Fundamental PLUS EMG Fund, contributed to absolute and relative performance, as these underlying PIMCO funds outperformed the MSCI World Index.

»	Put options on the S&P 500 Index, used for tail risk hedging, in aggregate detracted from performance, as the S&P 500 Index rallied.

»	Futures on the S&P 500 Index, used for volatility management, in aggregate contributed to performance, as the S&P 500 Index rallied.

ANNUAL REPORT	DECEMBER 31, 2016	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,058.90	$2.51	$1,000.00	$1,022.97	$2.47	0.48%
Advisor Class	1,000.00	1,057.50	3.03	1,000.00	1,022.46	2.98	0.58

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2016	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Administrative Class
12/31/2016	$9.13	$0.16	$0.55	$0.71	$(0.15)	$(0.02)	$(0.01)	$(0.18)
12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	0.00	(0.70)
04/30/2012 - 12/31/2012	10.00	0.41	(0.28)	0.13	(0.13)	0.00	0.00	(0.13)
Advisor Class
12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	0.00	(0.73)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.66	7.81%	$645,013	0.46%		1.00%		0.46%		1.00%		1.77%		22%
9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43
10.00	1.33	90,099	0.55	*	1.17	*	0.53	*	1.15	*	6.08	*	0

9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22
9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$527
Investments in Affiliates	743,682
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,716
Deposits with counterparty	14,681
Receivable for investments in Affiliates sold	884
Receivable for Portfolio shares sold	873
Interest and/or dividends receivable	6
Dividends receivable from Affiliates	912
Total Assets	773,281

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,344
Payable for investments in Affiliates purchased	16,683
Payable for Portfolio shares redeemed	481
Accrued supervisory and administrative fees	240
Accrued distribution fees	24
Accrued servicing fees	86
Other liabilities	14
Total Liabilities	18,872

Net Assets	$754,409

Net Assets Consist of:
Paid in capital	$792,097
(Overdistributed) net investment income	(15)
Accumulated undistributed net realized (loss)	(36,075)
Net unrealized (depreciation)	(1,598)

Net Assets	$754,409

Net Assets:
Administrative Class	$645,013
Advisor Class	109,396

Shares Issued and Outstanding:
Administrative Class	66,776
Advisor Class	11,382

Net Asset Value Per Share Outstanding:
Administrative Class	$9.66
Advisor Class	9.61

Cost of investments in securities	$527
Cost of investments in Affiliates	$745,284
Cost or premiums of financial derivative instruments, net	$10,923

* Includes repurchase agreements of:	$527

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$33
Dividends from Investments in Affiliates	14,335
Total Income	14,368

Expenses:
Investment advisory fees	2,898
Supervisory and administrative fees	2,576
Servicing fees - Administrative Class	825
Distribution and/or servicing fees - Advisor Class	234
Trustee fees	17
Total Expenses	6,550
Waiver and/or Reimbursement by PIMCO	(3,482)
Net Expenses	3,068

Net Investment Income	11,300

Net Realized (Loss):
Investments in Affiliates	(35,436)
Exchange-traded or centrally cleared financial derivative instruments	(165)

Net Realized (Loss)	(35,601)

Net Change in Unrealized Appreciation:
Investments in Affiliates	74,907
Exchange-traded or centrally cleared financial derivative instruments	561

Net Change in Unrealized Appreciation	75,468

Net Increase in Net Assets Resulting from Operations	$51,167

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$11,300	$15,247
Net realized gain (loss)	(35,601)	3,813
Net change in unrealized appreciation (depreciation)	75,468	(51,063)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,167	(32,003)

Distributions to Shareholders:
From net investment income
Administrative Class	(9,550)	(13,391)
Advisor Class	(1,561)	(2,010)
From net realized capital gains
Administrative Class	(1,318)	(24,734)
Advisor Class	(224)	(3,905)
Tax basis return of capital
Administrative Class	(335)	0
Advisor Class	(57)	0

Total Distributions(a)	(13,045)	(44,040)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	123,932	227,456

Total Increase in Net Assets	162,054	151,413

Net Assets:
Beginning of year	592,355	440,942
End of year*	$754,409	$592,355

* Including (overdistributed) net investment income of:	$(15)	$(16)

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2016

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$527

Total Short-Term Instruments (Cost $527)		527

Total Investments in Securities (Cost $527)		527

	SHARES
INVESTMENTS IN AFFILIATES 98.5%

MUTUAL FUNDS (a) 89.9%
PIMCO Emerging Markets Bond Fund	2,242,304	22,670
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2,158,415	22,577
PIMCO Global Advantage® Strategy Bond Fund	2,949,856	30,147
PIMCO Income Fund	3,133,402	37,789
PIMCO Investment Grade Corporate Bond Fund	3,701,228	37,790
PIMCO RAE Fundamental International Fund	4,117,178	37,672
PIMCO RAE Fundamental PLUS EMG Fund	4,099,211	37,672
PIMCO RAE Fundamental PLUS Small Fund	3,237,599	37,394
PIMCO Real Return Fund	3,457,325	37,754
PIMCO Short-Term Fund	11,522,190	112,917

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	3,953,029	$37,435
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	4,914,062	37,740
PIMCO StocksPLUS® International Fund (Unhedged)	13,051,958	75,571
PIMCO Total Return Fund IV	11,092,717	113,146

Total Mutual Funds (Cost $679,871)		678,274

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%
PIMCO Short-Term Floating NAV Portfolio III	6,616,896	65,408

Total Short-Term Instruments (Cost $65,413)		65,408

Total Investments in Affiliates (Cost $745,284)		743,682

Total Investments 98.6% (Cost $745,811)		$744,209

Financial Derivative Instruments (c) 1.4% (Cost or Premiums, net $10,923)		10,372

Other Assets and Liabilities, net (0.0)%		(172)

Net Assets 100.0%		$754,409

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$ 527	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(540)	$527	$527

Total Repurchase Agreements						$(540)	$527	$527

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$527	$0	$0	$527	$ (540)	$(13)

Total Borrowings and Other Financing Transactions	$527	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,575.000	12/15/2017	788	$1,617	$1,764
Put - CBOE S&P 500 Index	1,800.000	12/15/2017	788	3,158	3,408
Put - CBOE S&P 500 Index	2,025.000	12/15/2017	788	6,148	6,544

				$10,923	$11,716

Total Purchased Options				$10,923	$11,716

FUTURES CONTRACTS:

		Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description	Type				Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2017	3,023	$(789)	$0	$(1,344)

Total Futures Contracts				$(789)	$0	$(1,344)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $14,681 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11,716	$0	$0	$11,716	$0	$(1,344)	$0	$(1,344)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$11,716	$0	$0	$11,716

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,344	$0	$0	$1,344

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(16,598)	$0	$0	$(16,598)
Futures	0	0	16,433	0	0	16,433

	$0	$0	$(165)	$0	$0	$(165)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,915	$0	$0	$2,915
Futures	0	0	(2,354)	0	0	(2,354)

	$0	$0	$561	$0	$0	$561

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$527	$0	$527

	$0	$527	$0	$527

Investments in Affiliates, at Value
Mutual Funds	678,274	0	0	678,274
Short-Term Instruments
Central Funds Used for Cash Management Purposes	65,408	0	0	65,408

	$743,682	$0	$0	$743,682

Total Investments	$743,682	$527	$0	$744,209

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$11,716	$0	$11,716

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,344)	$0	$0	$(1,344)

Total Financial Derivative Instruments	$(1,344)	$11,716	$0	$10,372

Totals	$742,338	$12,243	$0	$754,581

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The

Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

ANNUAL REPORT	DECEMBER 31, 2016	19

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

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Notes to Financial Statements (Cont.)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or

22	PIMCO VARIABLE INSURANCE TRUST

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Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December 31, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$17,901	$5,005	$(1,706)	$(183)	$1,653	$22,670	$1,093	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	17,832	5,902	(2,132)	(144)	1,119	22,577	266	0
PIMCO Global Advantage® Strategy Bond Fund	23,812	7,712	(2,326)	(187)	1,136	30,147	521	0
PIMCO Global Dividend Fund	41,603	2,557	(44,829)	(21,789)	22,458	0	707	0
PIMCO Income Fund	29,818	9,734	(2,633)	(154)	1,024	37,789	1,789	0
PIMCO Investment Grade Corporate Bond Fund	29,858	10,376	(3,174)	(173)	903	37,790	1,241	0
PIMCO RAE Fundamental International Fund	0	35,623	(155)	1	2,203	37,672	846	0
PIMCO RAE Fundamental PLUS EMG Fund	29,681	13,164	(14,404)	(2,948)	12,179	37,672	1,598	0
PIMCO RAE Fundamental PLUS International Fund	17,695	2,770	(20,223)	(5,980)	5,738	0	73	0
PIMCO RAE Fundamental PLUS Small Fund	29,325	6,516	(8,470)	(2,281)	12,304	37,394	0	0
PIMCO Real Return Fund	29,733	10,056	(3,072)	(140)	1,177	37,754	356	0
PIMCO Short-Term Fund	89,185	31,418	(8,424)	(125)	863	112,917	1,737	0
PIMCO Short-Term Floating NAV Portfolio III	44,201	273,459	(252,300)	(109)	157	65,408	458	0
PIMCO StocksPLUS® Fund	29,372	5,816	(1,381)	(147)	3,775	37,435	362	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	29,559	6,985	(1,980)	(221)	3,397	37,740	372	0
PIMCO StocksPLUS® International Fund (Unhedged)	29,470	44,134	(2,436)	(514)	4,917	75,571	0	0
PIMCO Total Return Fund IV	89,287	33,969	(9,672)	(342)	(96)	113,146	2,916	0
Totals	$578,332	$505,196	$(379,317)	$(35,436)	$74,907	$743,682	$14,335	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures

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Notes to Financial Statements (Cont.)

broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than

24	PIMCO VARIABLE INSURANCE TRUST

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optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by the Portfolio’s (or Acquired Funds’) management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio (or Acquired Funds) may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased shareholder redemptions, which could force the Portfolio (or

Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Acquired Funds). Also, the Portfolio (or Acquired Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio (or Acquired Funds) in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s (or Acquired Funds’) liquidity and net asset value. Such transactions may also increase the Portfolio’s (or Acquired Funds’) transaction costs or otherwise cause the Portfolio (or Acquired Funds) to perform differently than intended. Moreover, the Portfolio (or Acquired Funds) is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls

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Notes to Financial Statements (Cont.)

or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s (or Acquired Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio (or Acquired Funds) securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

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most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United

States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2016, the amount was $3,482,051.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$231,738	$127,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	18,823	$176,187	18,716	$190,699
Advisor Class	2,885	26,505	4,570	46,558
Issued as reinvestment of distributions
Administrative Class	1,177	11,203	4,081	38,125
Advisor Class	194	1,842	638	5,915
Cost of shares redeemed
Administrative Class	(9,162)	(85,369)	(5,069)	(51,524)
Advisor Class	(695)	(6,436)	(229)	(2,317)
Net increase resulting from Portfolio share transactions	13,222	$123,932	22,707	$227,456

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Diversified Allocation Portfolio	$0	$0	$(5,755)	$(15)	$(31,918)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Global Diversified Allocation Portfolio	$5,088	$26,830

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Diversified Allocation Portfolio	$749,964	$9,294	$(15,049)	$(5,755)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Diversified Allocation Portfolio	$11,112	$1,541	$392	$17,181	$26,859	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
S&P 500	Standard & Poor’s 500 Index

ANNUAL REPORT	DECEMBER 31, 2016	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Diversified Allocation Portfolio	4.31%	13.80%	$74	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	37

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or an Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its

4	PIMCO VARIABLE INSURANCE TRUST

investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	—	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at

www.sec.gov and may be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C. is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

Short-Term Instruments‡	27.4%
U.S. Treasury Obligations	21.3%
Mutual Funds	13.4%
U.S. Government Agencies	11.5%
Sovereign Issues	8.3%
Corporate Bonds & Notes	6.3%
Exchange-Traded Funds	5.6%
Other	6.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	Inception§
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	4.20%	—	0.92%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	4.04%	1.76%	4.69%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	3.92%	1.66%	4.59%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	5.71%	7.24%	8.93%♦
MSCI World Index±±	7.51%	10.41%	11.90%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.30% for Institutional Class shares, 1.45% for Administrative Class shares, and 1.55% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	An underweight exposure to U.S. equities detracted from relative performance, as these securities generally gained value.

»	An underweight exposure to U.S. nominal duration in January and February detracted from relative performance, as U.S. Treasury yields fell.

»	An overweight exposure to European equities detracted from relative performance, as these securities generally underperformed global equities.

»	An underweight exposure to Canadian equities detracted from relative performance, as these securities generally posted positive returns.

»	An overweight exposure to securitized debt, specifically non-Agency mortgage-backed securities, contributed to relative performance, as these securities generally posted positive returns.

»	An overweight exposure to U.S. real duration contributed to relative performance, as U.S. TIPS yields fell.

ANNUAL REPORT	DECEMBER 31, 2016	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,047.70	$4.37	$1,000.00	$1,021.14	$4.31	0.84%
Administrative Class	1,000.00	1,046.80	5.15	1,000.00	1,020.38	5.08	0.99
Advisor Class	1,000.00	1,046.90	5.67	1,000.00	1,019.87	5.59	1.09

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2016	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$11.33	$0.26	$0.21	$0.47	$0.00	$0.00	$(0.30)	$(0.30)
12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
04/30/2012 - 12/31/2012	12.68	0.31	0.12	0.43	(0.35)	(0.05)	0.00	(0.40)
Administrative Class
12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
12/31/2012	12.15	0.29	0.77	1.06	(0.45)	(0.05)	0.00	(0.50)
Advisor Class
12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)
12/31/2012	12.16	0.27	0.78	1.05	(0.40)	(0.05)	0.00	(0.45)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$11.50	4.20%	$1,571	0.82%		1.01%		0.79%		0.98%		2.31%		412%
11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367
11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391
11.34	(7.68)	1,737	0.53		0.99		0.52		0.98		2.83		116
12.71	3.50	13	0.52	*	1.02	*	0.52	*	1.02	*	3.66	*	133

11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412
11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367
11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391
11.33	(7.87)	304,038	0.68		1.14		0.67		1.13		2.41		116
12.71	8.87	367,447	0.67		1.17		0.67		1.17		2.30		133

11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412
11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367
11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391
11.38	(7.91)	1,168,630	0.78		1.24		0.77		1.23		2.27		116
12.76	8.77	1,523,954	0.77		1.27		0.77		1.27		2.17		133

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)

Assets:
Investments, at value
Investments in securities*	$544,960
Investments in Affiliates	300,301
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,911
Over the counter	13,803
Cash	3
Deposits with counterparty	3,412
Foreign currency, at value	5,483
Receivable for investments sold	26,286
Receivable for TBA investments sold	190,193
Receivable for Portfolio shares sold	1
Interest and/or dividends receivable	1,657
Dividends receivable from Affiliates	558
Reimbursement receivable from PIMCO	26
Total Assets	1,088,594

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$8,930
Payable for short sales	8,058
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,759
Over the counter	22,462
Payable for investments purchased	2
Payable for investments in Affiliates purchased	508
Payable for TBA investments purchased	276,557
Deposits from counterparty	4,565
Payable for Portfolio shares redeemed	635
Accrued investment advisory fees	593
Accrued supervisory and administrative fees	42
Accrued distribution fees	129
Accrued servicing fees	26
Other liabilities	17
Total Liabilities	326,283

Net Assets	$762,311

Net Assets Consist of:
Paid in capital	$786,333
Undistributed net investment income	9,226
Accumulated undistributed net realized (loss)	(14,316)
Net unrealized (depreciation)	(18,932)
Net Assets	$762,311

Net Assets:
Institutional Class	$1,571
Administrative Class	191,628
Advisor Class	569,112

Shares Issued and Outstanding:
Institutional Class	137
Administrative Class	16,662
Advisor Class	49,270

Net Asset Value Per Share Outstanding:
Institutional Class	$11.50
Administrative Class	11.50
Advisor Class	11.55

Cost of investments in securities	$555,759
Cost of investments in Affiliates	$299,703
Cost of foreign currency held	$5,491
Proceeds received on short sales	$7,986
Cost or premiums of financial derivative instruments, net	$6,175

* Includes repurchase agreements of:	$41,346

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$12,317
Dividends	1,697
Dividends from Investments in Affiliates	10,833
Total Income	24,847

Expenses:
Investment advisory fees	7,309
Supervisory and administrative fees	474
Servicing fees - Administrative Class	299
Distribution and/or servicing fees - Advisor Class	1,475
Trustee fees	22
Interest expense	272
Total Expenses	9,851
Waiver and/or Reimbursement by PIMCO	(1,553)
Net Expenses	8,298

Net Investment Income	16,549

Net Realized Gain (Loss):
Investments in securities	(10,461)
Investments in Affiliates	(14,754)
Exchange-traded or centrally cleared financial derivative instruments	14,701
Over the counter financial derivative instruments	267
Foreign currency	258

Net Realized (Loss)	(9,989)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	7,393
Investments in Affiliates	22,692
Exchange-traded or centrally cleared financial derivative instruments	7,655
Over the counter financial derivative instruments	(14,650)
Foreign currency assets and liabilities	(839)

Net Change in Unrealized Appreciation	22,251

Net Increase in Net Assets Resulting from Operations	$28,811

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$16,549	$22,295
Net realized (loss)	(9,989)	(3,365)
Net change in unrealized appreciation (depreciation)	22,251	(10,205)

Net Increase in Net Assets Resulting from Operations	28,811	8,725

Distributions to Shareholders:
From net investment income
Institutional Class	0	(63)
Administrative Class	0	(3,759)
Advisor Class	0	(9,898)
Tax basis return of capital
Institutional Class	(40)	(4)
Administrative Class	(4,801)	(326)
Advisor Class	(13,660)	(951)

Total Distributions(a)	(18,501)	(15,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(94,014)	(297,505)

Total (Decrease) in Net Assets	(83,704)	(303,781)

Net Assets:
Beginning of year	846,015	1,149,796
End of year*	$762,311	$846,015

* Including undistributed (overdistributed) net investment income of:	$9,226	$(3,499)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.5%

BANK LOAN OBLIGATIONS 0.4%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		$150	$151
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020		582	581
5.500% due 04/01/2022		2,341	2,346

Total Bank Loan Obligations (Cost $2,926)			3,078

CORPORATE BONDS & NOTES 7.0%

BANKING & FINANCE 6.1%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		150	150
Ally Financial, Inc.
2.750% due 01/30/2017		4,400	4,402
5.500% due 02/15/2017		1,600	1,607
BPCE S.A.
4.625% due 07/11/2024		1,500	1,483
BRFkredit A/S
2.000% due 10/01/2017	DKK	3,900	562
2.500% due 10/01/2047		800	115
4.000% due 01/01/2018		2,000	295
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$800	807
Deutsche Bank AG
1.350% due 05/30/2017		1,800	1,796
2.792% due 05/10/2019		260	264
4.250% due 10/14/2021		3,500	3,514
6.000% due 09/01/2017		240	246
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,318
4.750% due 08/15/2017		800	815
Goldman Sachs Group, Inc.
2.163% due 09/15/2020		6,200	6,261
ING Bank NV
2.625% due 12/05/2022		1,000	994
International Lease Finance Corp.
8.750% due 03/15/2017		6,100	6,187
JPMorgan Chase & Co.
2.750% due 06/23/2020		2,100	2,119
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,410
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	3,100	444
2.000% due 10/01/2017		6,900	994
2.000% due 01/01/2018		200	29
2.500% due 10/01/2047		1,300	186
Nykredit Realkredit A/S
1.000% due 07/01/2017		2,300	328
1.000% due 10/01/2017		11,700	1,676
2.000% due 10/01/2017		5,000	720
2.500% due 10/01/2047		4,600	657
3.000% due 10/01/2047		2,300	339
Realkredit Danmark A/S
1.000% due 01/01/2017		6,300	892
1.000% due 01/01/2018		1,000	144
1.000% due 04/01/2018		3,200	461
2.000% due 04/01/2017		3,400	484
2.000% due 01/01/2018		5,000	724
2.500% due 10/01/2047		4,600	659
Santander UK PLC
5.000% due 11/07/2023		$800	817

			46,899

INDUSTRIALS 0.9%
AbbVie, Inc.
3.200% due 05/14/2026		2,000	1,904
Cigna Corp.
4.500% due 03/15/2021		200	213
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	3,865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan, Inc.
7.250% due 06/01/2018		$100	$106
Pioneer Natural Resources Co.
6.875% due 05/01/2018		400	425

			6,513

Total Corporate Bonds & Notes (Cost $54,043)			53,412

U.S. GOVERNMENT AGENCIES 12.7%
Fannie Mae
2.962% due 05/01/2038		3,637	3,856
Fannie Mae, TBA
3.000% due 02/01/2047		19,000	18,834
3.500% due 01/01/2032 - 02/01/2047		72,400	74,160

Total U.S. Government Agencies (Cost $96,614)			96,850

U.S. TREASURY OBLIGATIONS 23.6%
U.S. Treasury Bonds
2.250% due 08/15/2046		1,080	906
2.500% due 02/15/2046		7,006	6,212
2.500% due 05/15/2046		5,420	4,805
2.875% due 11/15/2046		1,660	1,599
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020		19,446	19,653
0.125% due 01/15/2023		105	104
0.125% due 07/15/2024		10	10
0.125% due 07/15/2026		2,773	2,683
0.250% due 01/15/2025		24,891	24,491
0.375% due 07/15/2023		291	294
0.375% due 07/15/2025		163	162
0.625% due 01/15/2024		41	42
0.625% due 01/15/2026		1,495	1,509
0.750% due 02/15/2042		385	365
1.000% due 02/15/2046		102	103
1.250% due 07/15/2020		2,438	2,576
1.375% due 02/15/2044		1,379	1,507
1.625% due 01/15/2018 (k)		1,154	1,184
1.875% due 07/15/2019 (k)		679	724
2.125% due 02/15/2040		7,023	8,710
2.125% due 02/15/2041 (k)		8,168	10,181
2.375% due 01/15/2025		9,310	10,695
2.500% due 01/15/2029		7,915	9,555
3.625% due 04/15/2028		4,244	5,586
U.S. Treasury Notes
1.625% due 04/30/2019 (k)(m)		30,200	30,432
1.750% due 11/30/2021 (h)		16,300	16,165
2.000% due 08/31/2021 (k)		3,385	3,396
2.125% due 09/30/2021 (k)(m)		4,985	5,025
2.125% due 12/31/2021 (m)		2,500	2,519
2.250% due 07/31/2021 (k)(m)		8,370	8,495

Total U.S. Treasury Obligations (Cost $184,690)			179,688

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Residential Accredit Loans, Inc. Trust
0.936% due 06/25/2046		322	139

Total Non-Agency Mortgage-Backed Securities (Cost $149)			139

ASSET-BACKED SECURITIES 2.6%
CIFC Funding Ltd.
2.082% due 01/29/2025		1,400	1,400
Dryden Senior Loan Fund
2.054% due 01/15/2025		1,900	1,901
Fremont Home Loan Trust
0.906% due 10/25/2036		2,733	1,391
Jubilee CDO BV
0.023% due 07/30/2024	EUR	417	439
0.179% due 09/20/2022		600	632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lockwood Grove CLO Ltd.
2.330% due 04/25/2025		$1,200	$1,201
Long Beach Mortgage Loan Trust
1.056% due 01/25/2036		1,900	1,352
Navient Student Loan Trust
1.906% due 03/25/2066		1,383	1,399
Queen Street CLO BV
0.141% due 08/15/2024	EUR	707	744
Shackleton CLO Ltd.
2.064% due 10/20/2023		$3,800	3,805
Venture CLO Ltd.
2.080% due 07/20/2022		1,800	1,801
WhiteHorse Ltd.
2.078% due 02/03/2025		3,800	3,800

Total Asset-Backed Securities (Cost $19,512)			19,865

SOVEREIGN ISSUES 9.3%
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (c)	BRL	78,600	23,412
0.000% due 01/01/2018 (c)		45,900	12,656
Denmark Government International Bond
0.100% due 11/15/2023 (e)	DKK	14,624	2,229
France Government International Bond
1.850% due 07/25/2027 (e)	EUR	527	710
Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (e)		502	555
2.350% due 09/15/2024 (e)		3,134	3,772
Mexico Government International Bond
7.750% due 05/29/2031	MXN	6,186	298
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	728	512
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	368	367
United Kingdom Gilt
0.125% due 03/22/2024 (e)	GBP	6,227	9,047
0.125% due 03/22/2046 (e)		1,109	2,226
1.125% due 11/22/2037 (e)		1,384	2,894
1.875% due 11/22/2022 (e)		7,597	11,944

Total Sovereign Issues (Cost $73,479)			70,622

		SHARES
COMMON STOCKS 3.9%

CONSUMER DISCRETIONARY 1.0%
Cabela’s, Inc. (a)(j)		50,190	2,939
CST Brands, Inc.		48,561	2,338
Harman International Industries, Inc. (j)		20,976	2,332

			7,609

CONSUMER STAPLES 0.3%
WhiteWave Foods Co. (a)		42,285	2,351

FINANCIALS 0.2%
Endurance Specialty Holdings Ltd.		13,227	1,222

HEALTH CARE 0.3%
Alere, Inc. (a)		58,647	2,286

INDUSTRIALS 0.6%
G&K Services, Inc. ‘A’		24,174	2,331
Joy Global, Inc. (j)		83,243	2,331

			4,662

INFORMATION TECHNOLOGY 0.9%
Brocade Communications Systems, Inc.		185,366	2,315

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
Intersil Corp. ‘A’	104,933	$2,340
NXP Semiconductor NV (a)	23,497	2,303

		6,958

MATERIALS 0.6%
Chemtura Corp. (a)(j)	70,568	2,343
Valspar Corp.	22,424	2,323

		4,666

Total Common Stocks (Cost $30,682)		29,754

EXCHANGE-TRADED FUNDS 4.1%
iShares MSCI EAFE ETF	229,737	13,263
Vanguard REIT ETF	214,959	17,741

Total Exchange-Traded Funds (Cost $33,124)		31,004

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.9%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.745% due 11/06/2017	$1,900	1,902
Norinchukin Bank
1.589% due 10/12/2017	4,000	4,009
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017	1,200	1,202

		7,113

REPURCHASE AGREEMENTS (g) 5.4%
		41,346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.0%
Federal Home Loan Bank
0.497% due 01/05/2017 (c)(d)†		$7,600	$7,600

MEXICO TREASURY BILLS 0.0%
5.789% due 02/02/2017 (c)(d)	MXN	4,300	206

U.S. TREASURY BILLS 0.6%
0.460% due 02/02/2017 - 03/09/2017 (b)(c)(m)		$4,285	4,283

Total Short-Term Instruments (Cost $60,540)			60,548

Total Investments in Securities (Cost $555,759)			544,960

		SHARES
INVESTMENTS IN AFFILIATES 39.4%

MUTUAL FUNDS (f) 14.8%
PIMCO Capital Securities and Financials Fund		635,359	6,335
PIMCO Income Fund		4,762,628	57,437
PIMCO Mortgage Opportunities Fund		1,941,444	21,142
PIMCO RAE Fundamental PLUS Fund		2,765,845	19,167
PIMCO TRENDS Managed Futures Strategy Fund		943,781	8,957

Total Mutual Funds (Cost $110,908)			113,038

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.1%
PIMCO Diversified Income Active Exchange-Traded Fund	136,687	$6,714
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	9,377

Total Exchange-Traded Funds (Cost $17,607)		16,091

SHORT-TERM INSTRUMENTS 22.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.5%
PIMCO Short-Term Floating NAV Portfolio III	17,316,348	171,172

Total Short-Term Instruments (Cost $171,188)		171,172

Total Investments in Affiliates (Cost $299,703)		300,301

Total Investments 110.9% (Cost $855,462)		$845,261

Financial Derivative Instruments (i)(l) (1.4)% (Cost or Premiums, net $6,175)		(10,507)

Other Assets and Liabilities, net (9.5)%		(72,443)

Net Assets 100.0%		$762,311

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.470% †	12/30/2016	01/03/2017	$1,200	U.S. Treasury Notes 1.750% due 05/15/2023	$(1,229)	$1,200	$1,200
DEU	0.450 †	12/30/2016	01/03/2017	10,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(10,508)	10,200	10,200
JPS	0.400	12/30/2016	01/03/2017	8,900	U.S. Treasury Notes 1.750% due 01/31/2023	(9,128)	8,900	8,900
SAL	0.610 †	12/30/2016	01/03/2017	10,200	U.S. Treasury Notes 2.000% due 11/30/2022	(10,428)	10,200	10,201
SSB	0.010 †	12/30/2016	01/03/2017	646	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(665)	646	646
TDM	0.600 †	12/30/2016	01/03/2017	10,200	U.S. Treasury Notes 2.125% due 05/15/2025	(10,467)	10,200	10,201

Total Repurchase Agreements						$(42,425)	$41,346	$41,348

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
JPS	2.650%	12/30/2016	01/03/2017	$(8,933)	$(8,930)

Total Reverse Repurchase Agreements					$(8,930)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(36,972) at a weighted average interest rate of 0.514%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	01/01/2047	$6,000	$(5,889)	$(5,956)
Fannie Mae, TBA	4.000	01/01/2047	2,000	(2,097)	(2,102)

Total Short Sales				$(7,986)	$(8,058)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $8,925 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
JPS	$8,900	$(8,930)	$0	$(30)	$(203)	$(233)
SGY	0	0	0	0	(260)	(260)
SSB	275	0	0	275	(285)	(10)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BSN	1,200	0	0	1,200	(1,229)	(29)
DEU	10,200	0	0	10,200	(10,508)	(308)
SAL	10,201	0	0	10,201	(10,428)	(227)
SSB	371	0	0	371	(380)	(9)
TDM	10,201	0	0	10,201	(10,467)	(266)

Total Borrowings and Other Financing Transactions	$41,348	$(8,930)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(8,930)	$0	$0	$(8,930)

Total Borrowings	$0	$(8,930)	$0	$0	$(8,930)

Gross amount of recognized liabilities for reverse repurchase agreements					$(8,930)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note April Futures	$111.250	03/24/2017	702	$6	$5

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,300.000	03/17/2017	68	$255	$141
Call - EUREX EURO STOXX 50 Index	3,250.000	03/17/2017	226	194	287

				$449	$428

Total Purchased Options				$455	$433

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/27/2017	78	$(37)	$(15)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,130.000	01/20/2017	35	$(72)	$(15)
Put - CBOE S&P 500 Index	2,150.000	01/20/2017	36	(68)	(19)
Put - CBOE S&P 500 Index	2,200.000	03/17/2017	68	(262)	(298)
Put - EUREX EURO STOXX 50 Index	3,100.000	03/17/2017	226	(195)	(127)

				$(597)	$(459)

Total Written Options				$(634)	$(474)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures †	Short	05/2017	44	$36	$0	$0
Arabica Coffee May Futures †	Short	05/2017	18	61	0	(11)
Brent Crude May Futures †	Long	03/2017	31	40	0	0
Call Options Strike @ USD 61.000 on Brent Crude March Futures †	Short	01/2017	127	56	0	(1)
Copper May Futures †	Long	05/2017	6	3	0	0
Corn May Futures †	Short	05/2017	85	31	0	(7)
Cotton No. 2 May Futures †	Long	05/2017	5	(2)	0	0
E-mini S&P 500 Index March Futures	Long	03/2017	2,103	(580)	0	(936)
Euro STOXX 50 March Futures	Long	03/2017	1,942	1,775	327	(143)
Euro-BTP Italy Government Bond March Futures	Short	03/2017	121	(280)	37	(59)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	12	21	7	(6)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	73	(117)	35	(36)
FTSE 100 Index March Futures	Long	03/2017	274	494	41	(9)
Gas Oil April Futures †	Short	04/2017	24	(43)	4	0
Gold 100 oz. April Futures †	Short	04/2017	10	75	7	0
JPX Nikkei Index 400 March Futures	Long	03/2017	3,052	975	91	(640)
Lead May Futures †	Long	05/2017	10	(42)	0	0
Mini MSCI Emerging Markets Index March Futures	Long	03/2017	339	(364)	0	(98)
Natural Gas April Futures †	Long	03/2017	22	2	0	(9)
New York Harbor ULSD April Futures †	Short	03/2017	16	(50)	0	(5)
Nikkei 225 Yen-denominated Futures March Futures	Short	03/2017	61	(178)	78	(4)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	243	4	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	243	(13)	0	0
S&P 200 Index March Futures	Long	03/2017	17	41	6	(12)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
S&P/Toronto Stock Exchange 60 March Futures	Long	03/2017	85	$(27)	$29	$(114)
Silver May Futures †	Short	05/2017	2	8	2	0
Soybean May Futures †	Long	05/2017	7	(11)	0	(3)
Sugar No. 11 May Futures †	Long	04/2017	60	22	2	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	106	23	0	(7)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	303	96	50	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	1,274	502	438	0
United Kingdom Long Gilt March Futures	Short	03/2017	58	(190)	3	(59)
Wheat March Futures †	Short	03/2017	63	49	0	(10)
Wheat May Futures †	Short	05/2017	24	(4)	0	(3)
WTI Crude May Futures †	Short	04/2017	17	3	1	0
Zinc May Futures †	Long	05/2017	19	(21)	0	0

Total Futures Contracts				$2,395	$1,158	$(2,172)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Altria Group, Inc.	1.000%	06/20/2021	0.285%	$	800	$(25)	$(2)	$0	$0
Boston Scientific Corp.	1.000	06/20/2020	0.263		1,200	(31)	(1)	0	0
Cigna Corp.	1.000	03/20/2021	0.335		200	(5)	0	0	0
Kraft Heinz Foods Co.	1.000	09/20/2020	0.424		600	(13)	1	0	0

						$(74)	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$15,300	$976	$439	$19	$0
CDX.IG-27 5-Year Index	1.000	12/20/2021	115,800	(1,797)	(411)	0	(35)

				$(821)	$28	$19	$(35)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	15.700%	01/02/2017	BRL	270,700	$(1,488)	$(36)	$2	$0
Pay*	3-Month CAD-Bank Bill	2.250	06/16/2026	CAD	10,740	(25)	(119)	7	0
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	23,880	81	(30)	1	0
Pay	3-Month USD-LIBOR	1.250	06/15/2018		15,100	(12)	(68)	0	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021		1,700	38	13	0	(2)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		60,000	583	226	96	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		18,300	118	739	0	(31)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		31,900	844	1,512	0	(66)
Receive*	3-Month USD-LIBOR	2.500	02/22/2026		27,020	276	362	0	(63)
Receive*	3-Month USD-LIBOR	2.400	03/16/2026		8,600	127	160	0	(20)
Pay*	3-Month USD-LIBOR	2.100	05/20/2026		610	(17)	(25)	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive*	3-Month USD-LIBOR	1.850%	07/27/2026	$	7,900	$315	$327	$0	$(18)
Pay*	3-Month USD-LIBOR	1.950	11/08/2026		12,700	(459)	(420)	28	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		33,080	1,749	2,644	0	(110)
Receive*	3-Month USD-LIBOR	2.765	07/18/2028		37,000	(566)	(697)	0	(257)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		2,180	180	(90)	0	(18)
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022	EUR	27,500	154	237	0	(39)
Pay*	6-Month EUR-EURIBOR	1.100	05/20/2026		1,350	(1)	5	4	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		22,300	(449)	(574)	96	0
Receive*	6-Month EUR-EURIBOR	1.250	03/15/2047		3,050	(10)	128	0	(18)
Receive*	6-Month GBP-LIBOR	0.500	03/15/2019	GBP	37,500	124	194	0	(41)
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022		3,900	94	71	0	(15)
Receive*	6-Month GBP-LIBOR	1.900	05/18/2026		180	4	2	1	0
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027		26,350	1,574	272	0	(193)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		4,550	(452)	(266)	0	(80)
Pay	6-Month JPY-LIBOR	1.000	03/20/2024	JPY	1,140,000	(648)	(441)	0	(23)
Receive*	6-Month JPY-LIBOR	0.300	05/25/2026		605,000	4	61	0	(9)
Pay	28-Day MXN-TIIE	7.030	11/10/2021	MXN	103,300	(114)	(105)	16	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		28,100	(14)	(14)	5	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		60,800	26	27	22	0
Pay	28-Day MXN-TIIE	8.300	12/11/2031		15,500	10	10	8	0
Receive	CPTFEMU	0.290	08/15/2017	EUR	5,900	25	13	0	(4)
Receive	CPTFEMU	0.580	10/15/2017		1,300	0	5	0	0
Pay	CPTFEMU	0.830	05/15/2018		8,100	(86)	(51)	0	(1)
Receive	CPTFEMU	0.625	09/15/2018		3,700	15	25	0	0
Receive	CPTFEMU	0.650	10/15/2018		700	3	5	0	0
Receive	CPTFEMU	0.882	11/15/2018		4,300	28	27	1	0
Receive	CPTFEMU	0.806	04/15/2021		600	14	10	0	0
Receive	CPTFEMU	0.875	05/15/2021		6,100	130	90	4	0
Pay	CPTFEMU	1.165	12/15/2021		180	0	0	0	0
Receive	CPTFEMU	1.385	12/15/2026		5,100	(50)	(46)	0	(7)
Receive	CPURNSA	2.026	11/23/2020	$	6,400	40	40	2	0
Receive	CPURNSA	2.021	11/25/2020		6,100	39	39	2	0
Receive	FRCPXTOB	0.890	11/15/2018	EUR	3,200	29	26	3	0
Pay	UKRPI	3.400	06/15/2030	GBP	17,250	(111)	(117)	0	(30)
Pay	UKRPI	3.325	08/15/2030		11,900	(371)	(319)	0	(33)
Pay	UKRPI	3.585	10/15/2046		1,400	(57)	22	2	0

						$1,694	$3,874	$301	$(1,078)

Total Swap Agreements						$799	$3,900	$320	$(1,113)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(j)	Securities with an aggregate market value of $7,887 have been pledged as collateral as of December 31, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $28,123 and cash of $3,412 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio(5)	$433	$1,142	$320	$1,895	$(474)	$(2,123)	$(1,113)	$(3,710)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)(5)	0	16	0	16	0	(49)	0	(49)

Total Exchange-Traded or Centrally Cleared	$433	$1,158	$320	$1,911	$(474)	$(2,172)	$(1,113)	$(3,759)

(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2017		$1,646	JPY	185,200	$0	$(58)
BOA	01/2017	SGD	5,703		$4,043	105	0
	01/2017	TRY	1,677		535	62	0
	02/2017		$14,435	CHF	14,158	0	(494)
	02/2017		18,764	EUR	17,049	0	(782)
	04/2017		1	DKK	6	0	0
BPS	01/2017	BRL	7,800		$1,796	0	(600)
	01/2017	DKK	6,363		974	73	0
	01/2017	INR	138,450		2,048	13	0
	01/2017		$2,384	BRL	7,800	12	0
	02/2017	MXN	2,659		$128	1	0
	04/2017	BRL	20,800		5,943	0	(292)
	01/2018		2,500		692	0	(13)
BRC	01/2017	COP	1,836,078		618	9	0
	01/2017	DKK	617		92	5	0
	07/2017		2,323		354	22	0
CBK	01/2017		7,225		1,084	61	0
	01/2017	KRW	3,865,967		3,375	172	0
	01/2017	NZD	356		252	5	0
	02/2017	PLN	879		223	13	0
	02/2017		$8,675	AUD	11,256	0	(560)
	02/2017		6,480	EUR	6,002	0	(149)
	02/2017		3,101	GBP	2,454	0	(73)
	02/2017		1,153	NOK	9,550	0	(46)
DUB	01/2017	BRL	37,290		$10,412	0	(1,045)
	01/2017	CNH	108,228		15,947	506	0
	01/2017	INR	91,767		1,357	8	0
	01/2017		$11,456	BRL	37,290	17	(17)
	04/2017	DKK	3,474		$526	32	0
	01/2018	BRL	24,800		6,970	0	(29)
FBF	02/2017		$4,612	SEK	41,505	0	(45)
GLM	01/2017	BRL	16,847		$3,996	0	(1,180)
	01/2017	CLP	505,749		770	17	0
	01/2017	DKK	11,765		1,673	8	(1)
	01/2017		$4,924	BRL	16,847	252	0
	02/2017	GBP	1,694		$2,159	69	0
	02/2017		$4,793	EUR	4,460	8	(97)
	02/2017		986	JPY	106,300	0	(75)
HUS	01/2017	CNH	15,725		$2,276	23	0
	01/2017	DKK	1,127		170	10	0
	01/2017		$965	DKK	6,415	0	(57)
	01/2017		13,868	INR	937,188	0	(90)
	02/2017		1,081	ILS	4,108	0	(13)
	02/2017		837	JPY	92,200	0	(46)
	02/2017		8,790	RUB	569,152	380	0
	03/2017	TWD	78,467		$2,496	74	0
	10/2017	DKK	29,243		4,475	270	0
IND	02/2017		$31,556	JPY	3,318,598	0	(3,102)
JPM	01/2017	BRL	13,900		$3,270	0	(1,001)
	01/2017	CNH	13,048		1,881	12	0
	01/2017	DKK	6,650		972	33	(2)
	01/2017	INR	288,564		4,212	0	(30)
	01/2017		$4,230	BRL	13,900	41	0
	01/2017		444	THB	16,008	3	0
	02/2017	CNH	3,279		$478	14	0
	02/2017	MXN	215,117		10,690	370	0
	02/2017	RUB	116,243		1,754	0	(119)
	02/2017		$1,469	EUR	1,376	0	(17)
	02/2017		7,822	JPY	887,400	0	(213)
	02/2017		4,078	MXN	85,846	41	0
	02/2017	ZAR	23,172		$1,679	2	0
	03/2017	THB	16,008		444	0	(3)
	04/2017	BRL	57,800		16,651	0	(675)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2017	DKK	2,505		$384	$24	$0
	01/2018	BRL	4,900		1,355	0	(28)
MSB	01/2017		$346	CNH	2,334	0	(12)
	01/2017		122	MYR	538	0	(2)
	02/2017		977	GBP	784	0	(10)
	03/2017	MYR	538		$122	2	0
NGF	01/2017	BRL	12,300		3,774	0	(5)
	01/2017		$3,754	BRL	12,300	25	0
	01/2018	BRL	13,700		$3,819	0	(47)
RBC	01/2017	CZK	3,285		131	3	0
	02/2017		$1,044	EUR	983	0	(7)
SCX	01/2017	BRL	30,909		$9,411	0	(86)
	01/2017	CNH	28,341		4,123	62	0
	01/2017	MYR	538		128	8	0
	01/2017		$9,484	BRL	30,909	13	0
	01/2017		7,858	CNH	54,780	0	(10)
	02/2017	CNH	54,780		$7,778	27	0
	02/2017	MXN	4,265		208	3	0
	02/2017		$8,365	BRL	27,627	54	0
	02/2017		962	EUR	902	0	(11)
	02/2017		11,014	MXN	210,509	0	(915)
SOG	01/2017		0	CNH	1	0	0
TOR	01/2017	BRL	50,652		$14,807	0	(756)
	01/2017		$14,933	BRL	50,652	630	0
	02/2017		16,518	CAD	22,114	0	(39)
UAG	01/2017	IDR	7,289,372		$550	10	0
	01/2017	THB	16,008		454	7	0
	01/2017		$996	HKD	7,721	0	(1)
	01/2017		539	IDR	7,289,372	0	0
	01/2017		2,235	SGD	3,109	0	(88)
	02/2017	CNH	27,319		$3,982	116	0
	03/2017	IDR	7,289,372		534	0	0
WST	02/2017		$495	EUR	466	0	(4)

Total Forward Foreign Currency Contracts						$3,727	$(12,945)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,929.200	10Y USD CMS 2.277	02/01/2017	18,809	$653	$10
MYI	Put - OTC S&P 500 Index U&I @ 2065.160	10Y USISDA 1.865	07/20/2017	31,482	808	1,192

					$1,461	$1,202

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	78,100	$1,353	$208
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	02/13/2017		114,000	56	77
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		5,500	551	201
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,500	551	863
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		6,600	450	529
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		53,400	2,114	486
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017		160,900	80	47
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017		89,400	47	45
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		98,800	2,084	264
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	388
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		9,000	828	950
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		2,700	270	290
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		2,700	283	299
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		12,900	1,217	1,494

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	4,100	$410	$149
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		4,100	410	643

								$12,515	$6,933

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$	72,000	$1,008	$343

NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019		72,600	1,009	346

							$2,017	$689

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 02/01/2047	$ 78.000	02/06/2017	$	23,000	$1	$0

Total Purchased Options						$15,994	$8,824

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000%	02/15/2017	EUR	1,700	$(3)	$0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	03/15/2017		6,100	(14)	(5)
BRC	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017		6,800	(13)	(1)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.100	02/15/2017		4,100	(7)	(1)
CBK	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	02/15/2017		1,400	(3)	0
GST	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	03/15/2017		$16,800	(46)	(39)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017	EUR	2,100	(4)	0

							$(90)	$(46)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	11,700	$(94)	$(8)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(78)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	(1)
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	24
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	22
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(77)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(39)

							$(508)	$(149)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 33,100	$(466)	$(703)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017	15,900	(114)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	15,900	(127)	(167)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	10/17/2018	$ 41,800	$(829)	$(1,120)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	12,600	(271)	(349)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	12,600	(284)	(356)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	61,200	(1,227)	(1,823)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.800	11/07/2017	16,000	(139)	(34)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.600	11/07/2017	16,000	(139)	(329)

							$(3,596)	$(4,890)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$	144,000	$(1,008)	$(153)

NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019		145,200	(1,010)	(155)

							$(2,018)	$(308)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC MSCI Emerging Markets Index	820.830	01/20/2017	$	9	$(54)	$(40)

Total Written Options						$(6,360)	$(5,441)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		6,174		16,650		(8,302)		(13,563)		(516)		443
Notional Amount in $	$	304,401		$1,243,944		$(403,987)	$	(331,681)	$	(249,668)	$	563,009
Notional Amount in AUD	AUD	0	AUD	3,900	AUD	(3,900)	AUD	0	AUD	0	AUD	0
Notional Amount in BRL	BRL	0	BRL	2	BRL	0	BRL	(2)	BRL	0	BRL	0
Notional Amount in CHF	CHF	1	CHF	0	CHF	(1)	CHF	0	CHF	0	CHF	0
Notional Amount in EUR	EUR	6,301	EUR	216,244	EUR	(62,940)	EUR	(96,435)	EUR	(35,370)	EUR	27,800
Notional Amount in GBP	GBP	29,500	GBP	25,590	GBP	0	GBP	(13,890)	GBP	(29,500)	GBP	11,700
Notional Amount in HKD	HKD	0	HKD	11	HKD	0	HKD	(11)	HKD	0	HKD	0
Notional Amount in JPY	JPY	0	JPY	27,266	JPY	(13,657)	JPY	(13,609)	JPY	0	JPY	0
Premiums	$	(5,367)		$(22,147)		$9,947	$	9,266	$	1,307	$	(6,994)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 1Q17 †	$5.540	03/31/2017	3,000	$(2)	$(3)	$0	$(5)
	Receive	EURMARGIN 4Q17 †	4.090	12/31/2017	900	0	1	1	0
	Receive	PLATGOLD N7 †	238.250	07/07/2017	2,000	6	(26)	0	(20)
GST	Pay	PLATGOLD F7 †	233.500	01/06/2017	500	0	7	7	0
	Receive	PLATGOLD N7 †	232.800	07/05/2017	7,600	0	(116)	0	(116)
JPM	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	60,000	0	64	64	0
MAC	Pay	EURMARGIN 1Q17 †	5.720	03/31/2017	3,600	(3)	(2)	0	(5)
	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	1,500	1	2	3	0
MYC	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	9,600	0	8	8	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	9,300	0	6	6	0

						$2	$(59)	$89	$(146)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	06/20/2018	0.331%	$	400	$5	$(9)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.480%	$	400	$(12)	$4	$0	$(8)
	Deutsche Bank AG	1.000	12/20/2017	0.934	EUR	300	(4)	4	0	0
BPS	Barclays Bank PLC	1.000	06/20/2017	0.290		1,500	0	6	6	0
	Brazil Government International Bond	1.000	12/20/2021	2.754	$	9,600	(792)	32	0	(760)
	Deutsche Bank AG	1.000	12/20/2017	0.934	EUR	1,500	(23)	25	2	0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.480	$	300	(8)	2	0	(6)
	Mexico Government International Bond	1.000	06/20/2021	1.407		600	(14)	4	0	(10)
CBK	Brazil Government International Bond	1.000	06/20/2021	2.514		200	(16)	4	0	(12)
	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.576		7,200	(27)	59	32	0
	Deutsche Bank AG	1.000	12/20/2017	0.934	EUR	300	(3)	3	0	0
	Mexico Government International Bond	1.000	06/20/2021	1.407	$	200	(4)	1	0	(3)
DUB	Brazil Government International Bond	1.000	06/20/2021	2.514		400	(32)	7	0	(25)
	Brazil Government International Bond	1.000	12/20/2021	2.754		4,000	(330)	14	0	(316)
FBF	Brazil Government International Bond	1.000	06/20/2021	2.514		1,100	(71)	2	0	(69)
GST	Brazil Government International Bond	1.000	06/20/2021	2.514		1,700	(110)	4	0	(106)
HUS	Colombia Government International Bond	1.000	06/20/2021	1.480		600	(18)	6	0	(12)
	Mexico Government International Bond	1.000	06/20/2021	1.407		1,500	(34)	9	0	(25)
JPM	Brazil Government International Bond	1.000	06/20/2021	2.514		800	(52)	2	0	(50)
	Deutsche Bank AG	1.000	12/20/2017	0.934	EUR	500	(7)	8	1	0
NGF	Russia Government International Bond	1.000	06/20/2021	1.622	$	600	(34)	18	0	(16)

							$(1,591)	$214	$41	$(1,418)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$	2,599	$(56)	$55	$0	$(1)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047		600	(19)	16	0	(3)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		7,900	(360)	270	0	(90)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		11,100	(678)	435	0	(243)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		11,100	(569)	443	0	(126)

						$(1,682)	$1,219	$0	$(463)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.500%	01/15/2017		$3,900	$0	$(6)	$0	$(6)
	Pay	CPURNSA	1.540	01/15/2017		12,000	0	(13)	0	(13)
	Pay	CPURNSA	2.000	04/15/2017		11,700	0	(34)	0	(34)
	Receive	CPURNSA	1.565	06/07/2018		1,300	0	10	10	0

BPS	Receive	CPTFEMU	0.550	10/15/2017	EUR	200	0	0	0	0
	Receive	CPTFEMU	0.806	04/15/2021		1,300	0	30	30	0

CBK	Pay	CPTFEMU	1.177	05/15/2026		1,500	0	(48)	0	(48)

JPM	Pay	CPURNSA	1.340	01/01/2017		$8,600	0	(25)	0	(25)
	Pay	CPURNSA	1.413	01/15/2017		4,300	0	(10)	0	(10)
	Pay	CPURNSA	1.550	01/15/2017		6,600	0	(7)	0	(7)
	Receive	CPURNSA	1.550	07/26/2021		2,200	0	68	68	0
	Receive	CPURNSA	1.602	09/12/2021		1,700	0	47	47	0
	Pay	CPURNSA	1.730	07/26/2026		2,200	0	(120)	0	(120)
	Pay	CPURNSA	1.801	09/12/2026		1,700	0	(80)	0	(80)
	Pay	CPURNSA	1.780	09/15/2026		8,000	(8)	(388)	0	(396)

MYC	Pay	CPURNSA	2.057	05/12/2025		20,200	0	(150)	0	(150)
	Pay	CPURNSA	1.800	07/20/2026		2,600	0	(125)	0	(125)
	Pay	CPURNSA	1.805	09/20/2026		18,400	0	(877)	0	(877)

RYL	Pay	CPTFEMU	1.385	12/15/2026	EUR	1,200	(6)	(6)	0	(12)
	Pay	FRCPXTOB	1.140	08/15/2026		2,100	0	(89)	0	(89)

							$(14)	$(1,823)	$155	$(1,992)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	SPGCINP Index †	13,993	(0.100)%	02/15/2017		$2,424	$0	$128	$128	$0
FBF	Receive	SMI Index	1,190	3-Month USD-LIBOR less a specified spread	03/17/2017	CHF	9,581	0	140	140	0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		$10,126	0	(16)	0	(16)
GST	Pay	SPGCINP Index †	8,034	(0.050)	08/15/2017		1,392	0	73	73	0
	Receive	SPGCINP Index †	2,106	(0.050)	08/15/2017		365	0	(19)	0	(19)

								$0	$306	$341	$(35)

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index	8.851%	06/16/2017	$1,233	$0	$57	$57	$0

GST	Pay	GOLDLNPM Index †	7.023	07/29/2020	6,226	0	175	175	0
	Pay	SPGCCLP Index	12.076	06/16/2017	1,232	0	(18)	0	(18)

JPM	Pay	GOLDLNPM Index †	11.156	05/07/2020	5,240	0	300	300	0
	Pay	GOLDLNPM Index †	9.000	07/24/2020	2,667	0	94	94	0

						$0	$608	$626	$(18)

Total Swap Agreements						$(3,280)	$456	$1,252	$(4,076)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(m)	Securities with an aggregate market value of $13,437 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
PIMCO Global Multi-Asset Managed Allocation Portfolio
AZD	$0	$0	$0	$0	$(58)	$0	$0	$(58)	$(58)	$0	$(58)
BOA	167	208	67	442	(1,276)	(13)	(61)	(1,350)	(908)	914	6
BPS	99	0	38	137	(905)	0	(760)	(1,665)	(1,528)	1,366	(162)
BRC	36	0	0	36	0	(2)	(16)	(18)	18	0	18
CBK	251	77	32	360	(828)	0	(63)	(891)	(531)	536	5
DUB	563	1,603	0	2,166	(1,091)	(743)	(342)	(2,176)	(10)	(767)	(777)
FAR	0	343	0	343	0	(153)	0	(153)	190	(260)	(70)
FBF	0	0	140	140	(45)	0	(85)	(130)	10	1,040	1,050
GLM	354	0	0	354	(1,353)	(254)	0	(1,607)	(1,253)	1,050	(203)
GST	0	0	0	0	0	(39)	(460)	(499)	(499)	547	48
HUS	757	0	0	757	(206)	0	(37)	(243)	514	(610)	(96)
IND	0	0	0	0	(3,102)	0	0	(3,102)	(3,102)	3,163	61
JPM	540	486	116	1,142	(2,088)	(71)	(688)	(2,847)	(1,705)	1,709	4
MEI	0	0	0	0	0	0	(126)	(126)	(126)	263	137
MSB	2	0	0	2	(24)	0	0	(24)	(22)	0	(22)
MYC	0	3,777	0	3,777	0	(3,648)	(1,156)	(4,804)	(1,027)	502	(525)
MYI	0	1,192	0	1,192	0	0	0	0	1,192	(1,120)	72
NGF	25	1,138	0	1,163	(52)	(155)	(16)	(223)	940	(966)	(26)
RBC	3	0	0	3	(7)	0	0	(7)	(4)	0	(4)
RYL	0	0	0	0	0	(363)	(101)	(464)	(464)	282	(182)
SCX	167	0	0	167	(1,022)	0	0	(1,022)	(855)	843	(12)
TOR	630	0	0	630	(795)	0	0	(795)	(165)	251	86
UAG	133	0	0	133	(89)	0	0	(89)	44	0	44
WST	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	129	129	0	0	(25)	(25)	104	0	104
GST	0	0	255	255	0	0	(135)	(135)	120	(270)	(150)
JPM	0	0	458	458	0	0	0	0	458	(270)	188
MAC	0	0	3	3	0	0	(5)	(5)	(2)	0	(2)
MYC	0	0	14	14	0	0	0	0	14	(30)	(16)

Total Over the Counter	$3,727	$8,824	$1,252	$13,803	$(12,945)	$(5,441)	$(4,076)	$(22,462)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$428	$0	$5	$433
Futures	16	0	572	0	570	1,158
Swap Agreements	0	19	0	0	301	320

	$16	$19	$1,000	$0	$876	$1,911

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,727	$0	$3,727
Purchased Options	0	0	1,202	0	7,622	8,824
Swap Agreements	916	41	140	0	155	1,252

	$916	$41	$1,342	$3,727	$7,777	$13,803

	$932	$60	$2,342	$3,727	$8,653	$15,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$459	$0	$15	$474
Futures	49	0	1,956	0	167	2,172
Swap Agreements	0	35	0	0	1,078	1,113

	$49	$35	$2,415	$0	$1,260	$3,759

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,945	$0	$12,945
Written Options	0	46	40	8	5,347	5,441
Swap Agreements	183	1,885	0	0	2,008	4,076

	$183	$1,931	$40	$12,953	$7,355	$22,462

	$232	$1,966	$2,455	$12,953	$8,615	$26,221

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,319)	$0	$(56)	$(1,375)
Written Options	38	0	4,596	0	74	4,708
Futures	1,240	0	24,122	0	4,187	29,549
Swap Agreements	0	(548)	0	0	(17,633)	(18,181)

	$1,278	$(548)	$27,399	$0	$(13,428)	$14,701

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,199	$0	$8,199
Purchased Options	0	0	(1,210)	(228)	(2,342)	(3,780)
Written Options	40	247	1,504	1,303	2,408	5,502
Swap Agreements	93	111	(9,744)	56	(170)	(9,654)

	$133	$358	$(9,450)	$9,330	$(104)	$267

	$1,411	$(190)	$17,949	$9,330	$(13,532)	$14,968

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$179	$0	$(13)	$166
Written Options	3	0	(208)	0	21	(184)
Futures	(569)	0	1,784	0	1,263	2,478
Swap Agreements	0	80	0	0	5,115	5,195

	$(566)	$80	$1,755	$0	$6,386	$7,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,645)	$0	$(12,645)
Purchased Options	0	0	312	194	679	1,185
Written Options	0	26	(63)	(54)	(1,050)	(1,141)
Swap Agreements	(278)	2,014	(192)	0	(3,593)	(2,049)

	$(278)	$2,040	$57	$(12,505)	$(3,964)	$(14,650)

	$(844)	$2,120	$1,812	$(12,505)	$2,422	$(6,995)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,078	$0	$3,078
Corporate Bonds & Notes
Banking & Finance	0	46,899	0	46,899
Industrials	0	6,513	0	6,513
U.S. Government Agencies	0	96,850	0	96,850
U.S. Treasury Obligations	0	179,688	0	179,688
Non-Agency Mortgage-Backed Securities	0	139	0	139
Asset-Backed Securities	0	19,865	0	19,865
Sovereign Issues	0	70,622	0	70,622
Common Stocks
Consumer Discretionary	7,609	0	0	7,609
Consumer Staples	2,351	0	0	2,351
Financials	1,222	0	0	1,222
Health Care	2,286	0	0	2,286
Industrials	4,662	0	0	4,662
Information Technology	6,958	0	0	6,958
Materials	4,666	0	0	4,666
Exchange-Traded Funds	31,004	0	0	31,004
Short-Term Instruments
Certificates of Deposit	0	7,113	0	7,113
Repurchase Agreements	0	41,346	0	41,346
Short-Term Notes	0	7,600	0	7,600
Mexico Treasury Bills	0	206	0	206
U.S. Treasury Bills	0	4,283	0	4,283

	$60,758	$484,202	$0	$544,960

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Mutual Funds	$113,038	$0	$0	$113,038
Exchange-Traded Funds	16,091	0	0	16,091
Short-Term Instruments
Central Funds Used for Cash Management Purposes	171,172	0	0	171,172

	$300,301	$0	$0	$300,301

Total Investments	$361,059	$484,202	$0	$845,261

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(8,058)	0	(8,058)
U.S. Treasury Obligations	0	0	0	0

	$0	$(8,058)	$0	$(8,058)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,158	753	0	1,911
Over the counter	0	12,601	1,202	13,803

	$1,158	$13,354	$1,202	$15,714

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,187)	(1,572)	0	(3,759)
Over the counter	0	(22,462)	0	(22,462)

	$(2,187)	$(24,034)	$0	$(26,221)

Total Financial Derivative Instruments	$(1,029)	$(10,680)	$1,202	$(10,507)

Totals	$360,030	$465,464	$1,202	$826,696

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Commodity Subsidiary”), PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The Commodity Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Commodity Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the Commodity Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual consolidated financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s consolidated financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s consolidated financial statements prepared later and in accordance

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services

(normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level  3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended December  31, 2016 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Capital Securities and Financials Fund	$9,951	$442	$(3,997)	$(238)	$177	$6,335	$441	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,307	0	(6,961)	(517)	885	6,714	338	0
PIMCO Emerging Markets Corporate Bond Fund	9,181	87	(9,409)	(1,161)	1,302	0	88	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	8,975	0	1	0	401	9,377	0	0

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Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$161,109	$7,824	$(114,851)	$(4,400)	$7,755	$57,437	$7,823	$0
PIMCO Mortgage Opportunities Fund	20,150	1,073	0	0	(81)	21,142	1,073	0
PIMCO RAE Fundamental PLUS Fund	0	15,710	0	0	3,457	19,167	0	0
PIMCO Short-Term Floating NAV Portfolio III	15,595	797,927	(642,399)	9	41	171,173	828	0
PIMCO StocksPLUS® Fund	86,644	242	(86,911)	(8,447)	8,472	0	242	0
PIMCO TRENDS Managed Futures Strategy Fund	8,673	0	0	0	283	8,956	0	0
Totals	$333,585	$823,305	$(864,527)	$(14,754)	$22,692	$300,301	$10,833	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated

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Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the

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Notes to Financial Statements (Cont.)

proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates

42	PIMCO VARIABLE INSURANCE TRUST

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exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the

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Notes to Financial Statements (Cont.)

Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by the Portfolio’s (or Acquired Funds’) management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio (or Acquired Funds) may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased shareholder redemptions, which could force the Portfolio (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio (or Acquired Funds). Also, the Portfolio (or Acquired Funds) may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio (or Acquired Funds) in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s (or Acquired Funds’) liquidity and net asset value. Such transactions may also increase the Portfolio’s (or Acquired Funds’) transaction costs or otherwise cause the Portfolio (or Acquired Funds) to perform differently than intended. Moreover, the Portfolio (or Acquired Funds) is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the

44	PIMCO VARIABLE INSURANCE TRUST

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International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s (or Acquired Funds’) clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio (or Acquired Funds) securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

46	PIMCO VARIABLE INSURANCE TRUST

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“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.05%
Administrative Class	0.05%
Advisor Class	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2017, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the

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Notes to Financial Statements (Cont.)

Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2016, the amount was $1,279,710.

The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2016, the amount was $272,906.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$2,774,738	$2,785,637	$351,426	$658,323

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	111	$1,296
Administrative Class	351	3,956	2,023	24,496
Advisor Class	1,743	19,417	1,270	14,808
Issued as reinvestment of distributions
Institutional Class	4	40	6	67
Administrative Class	426	4,801	359	4,085
Advisor Class	1,206	13,660	949	10,849

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount
Cost of shares redeemed
Institutional Class	(1)	$(6)	(160)	$(1,814)
Administrative Class	(3,474)	(38,848)	(4,478)	(52,974)
Advisor Class	(8,592)	(97,034)	(24,796)	(298,318)
Net increase (decrease) resulting from Portfolio share transactions	(8,337)	$(94,014)	(24,716)	$(297,505)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One shareholder is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio II Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$762,311
Subsidiary % of Portfolio Net Assets	5.4%
Subsidiary Financial Statement Information
Total assets	$41,927
Total liabilities	807
Net assets	$41,120
Total income	196
Net investment income (loss)	(79)
Net realized gain (loss)	1,399
Net change in unrealized appreciation (depreciation)	(234)
Increase (decrease) in net assets resulting from operations	$1,086

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains

ANNUAL REPORT	DECEMBER 31, 2016	49

Notes to Financial Statements (Cont.)

tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$0	$0	$(13,568)	$(1,026)	$(9,428)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Global Multi-Asset Managed Allocation Portfolio	$9,428	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$858,189	$5,879	$(18,807)	$(12,928)

(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands†):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$0	$0	$18,501	$11,852	$1,868	$1,281

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO

Global Multi-Asset Managed Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Managed Allocation Portfolio and its subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index
CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	SPGCINP	S&P GSCI Industrial Metals ER
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	ULSD	Ultra-Low Sulfur Diesel
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	U&I	Up and In Barrier Option
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined

ANNUAL REPORT	DECEMBER 31, 2016	53

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Global Multi-Asset Managed Allocation Portfolio	0.02%	1.03%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

54	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	55

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

56	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	DECEMBER 31, 2016	57

Privacy Policy1 (cont.)

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

58	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	63

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

64	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO High Yield Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	—	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Corporate Bonds & Notes	90.6%
Short-Term Instruments‡	9.2%
Non-Agency Mortgage-Backed Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO High Yield Portfolio Institutional Class	12.61%	6.83%	6.30%	7.69%
PIMCO High Yield Portfolio Administrative Class	12.45%	6.67%	6.14%	5.90%
PIMCO High Yield Portfolio Advisor Class	12.34%	6.56%	6.03%	6.21%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	14.72%	7.05%	6.94%	6.34%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/1998.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the BofA Merrill Lynch U.S. High Yield, Cash Pay BB-B Rated Index, which was the Portfolio’s primary benchmark index from the Portfolio’s inception until 12/31/1996.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Underweight exposure to energy detracted from relative performance, as the sector outperformed the broader market.

»	Underweight exposure to metals and mining detracted from relative performance, as the sector outperformed the broader market.

»	Overweight exposure to healthcare detracted from performance, as the sector underperformed the broader market.

»	Security selection in telecommunications benefited relative performance, as the Portfolio’s telecommunications holdings outperformed the broader sector.

»	Security selection in utilities benefited relative performance, as the Portfolio’s utilities holdings outperformed the broader sector.

»	Security selection in gaming & lodging benefited relative performance, as the Portfolio’s gaming & lodging holdings outperformed the broader sector.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,060.20	$3.25	$1,000.00	$1,022.26	$3.19	0.62%
Administrative Class	1,000.00	1,059.40	4.03	1,000.00	1,021.50	3.96	0.77
Advisor Class	1,000.00	1,058.80	4.55	1,000.00	1,020.99	4.47	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
12/31/2016	$7.26	$0.40	$0.49	$0.89	$(0.40)	$0.00	$(0.40)
12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	(0.45)
12/31/2012	7.47	0.44	0.61	1.05	(0.46)	0.00	(0.46)
Administrative Class
12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	(0.39)
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	(0.44)
12/31/2012	7.47	0.43	0.61	1.04	(0.45)	0.00	(0.45)
Advisor Class
12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	(0.39)
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	(0.43)
12/31/2012	7.47	0.42	0.61	1.03	(0.44)	0.00	(0.44)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses		Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$7.75	12.61%	$9,937	0.61	%(c)	0.60%	5.24%	30%
7.26	(1.50)	4,450	0.61	(c)	0.60	5.23	23
7.91	3.49	4,766	0.60	(c)	0.60	5.20	37
8.07	5.89	4,848	0.60		0.60	5.39	41
8.06	14.47	5,724	0.60		0.60	5.69	43

7.75	12.45	1,049,825	0.76	(c)	0.75	5.09	30
7.26	(1.64)	1,079,951	0.76	(c)	0.75	5.08	23
7.91	3.34	1,135,929	0.75	(c)	0.75	5.05	37
8.07	5.73	1,155,248	0.75		0.75	5.22	41
8.06	14.30	1,010,351	0.75		0.75	5.53	43

7.75	12.34	41,147	0.86	(c)	0.85	4.96	30
7.26	(1.74)	20,953	0.86	(c)	0.85	4.95	23
7.91	3.23	18,879	0.85	(c)	0.85	4.91	37
8.07	5.63	47,764	0.85		0.85	5.13	41
8.06	14.18	65,863	0.85		0.85	5.41	43

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$994,025
Investments in Affiliates	100,814
Financial Derivative Instruments
Exchange-traded or centrally cleared	39
Over the counter	109
Cash	62
Deposits with counterparty	4,414
Foreign currency, at value	45
Receivable for investments sold	103
Receivable for Portfolio shares sold	340
Interest and/or dividends receivable	15,664
Dividends receivable from Affiliates	98
Prepaid expenses	20
Total Assets	1,115,733

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,552
Payable for investments in Affiliates purchased	98
Payable for Portfolio shares redeemed	390
Accrued investment advisory fees	245
Accrued supervisory and administrative fees	343
Accrued distribution fees	8
Accrued servicing fees	141
Other liabilities	47
Total Liabilities	14,824

Net Assets	$1,100,909

Net Assets Consist of:
Paid in capital	$1,103,302
Undistributed net investment income	6,955
Accumulated undistributed net realized (loss)	(22,909)
Net unrealized appreciation	13,561
Net Assets	$1,100,909

Net Assets:
Institutional Class	$9,937
Administrative Class	1,049,825
Advisor Class	41,147

Shares Issued and Outstanding:
Institutional Class	1,283
Administrative Class	135,545
Advisor Class	5,313

Net Asset Value Per Share Outstanding:
Institutional Class	$7.75
Administrative Class	7.75
Advisor Class	7.75

Cost of investments in securities	$982,601
Cost of investments in Affiliates	$100,825
Cost of foreign currency held	$45

* Includes repurchase agreements of:	$389

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$64,666
Dividends from Investments in Affiliates	770
Total Income	65,436

Expenses:
Investment advisory fees	2,792
Supervisory and administrative fees	3,910
Servicing fees - Administrative Class	1,605
Distribution and/or servicing fees - Advisor Class	97
Trustee fees	31
Interest expense	166
Total Expenses	8,601

Net Investment Income	56,835

Net Realized Gain (Loss):
Investments in securities	(16,005)
Investments in Affiliates	(260)
Exchange-traded or centrally cleared financial derivative instruments	719
Over the counter financial derivative instruments	105
Foreign currency	(31)

Net Realized (Loss)	(15,472)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	87,632
Investments in Affiliates	350
Exchange-traded or centrally cleared financial derivative instruments	2,375
Over the counter financial derivative instruments	233
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation	90,588

Net Increase in Net Assets Resulting from Operations	$131,951

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$56,835	$61,054
Net realized (loss)	(15,472)	(3,458)
Net change in unrealized appreciation (depreciation)	90,588	(77,672)

Net Increase (Decrease) in Net Assets Resulting from Operations	131,951	(20,076)

Distributions to Shareholders:
From net investment income
Institutional Class	(450)	(242)
Administrative Class	(56,089)	(60,836)
Advisor Class	(1,978)	(1,915)
From net realized capital gains
Institutional Class	0	(71)
Administrative Class	0	(17,247)
Advisor Class	0	(321)

Total Distributions(a)	(58,517)	(80,632)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(77,879)	46,488

Total (Decrease) in Net Assets	(4,445)	(54,220)

Net Assets:
Beginning of year	1,105,354	1,159,574
End of year*	$1,100,909	$1,105,354

* Including undistributed net investment income of:	$6,955	$7,199

†	A zero balance reflects amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2016

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.2%

CORPORATE BONDS & NOTES 90.1%

BANKING & FINANCE 8.5%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		$1,000	$703
Ally Financial, Inc.
4.125% due 03/30/2020		1,000	1,022
4.625% due 03/30/2025		2,500	2,472
5.125% due 09/30/2024		2,000	2,040
7.500% due 09/15/2020		2,795	3,141
8.000% due 03/15/2020		1,607	1,824
8.000% due 11/01/2031		401	466
Barclays PLC
8.000% due 12/15/2020 (b)	EUR	2,000	2,228
8.250% due 12/15/2018 (b)		$750	783
BNP Paribas S.A.
7.375% due 08/19/2025 (b)		2,500	2,519
7.625% due 03/30/2021 (b)		500	529
CIT Group, Inc.
5.000% due 08/15/2022		4,500	4,702
5.250% due 03/15/2018		1,000	1,039
5.500% due 02/15/2019		1,000	1,057
Communications Sales & Leasing, Inc.
7.125% due 12/15/2024		500	506
CoreCivic, Inc.
4.625% due 05/01/2023		1,500	1,485
5.000% due 10/15/2022		500	501
Credit Agricole S.A.
7.875% due 01/23/2024 (b)		5,000	5,070
Credit Suisse Group AG
6.250% due 12/18/2024 (b)		3,000	2,929
7.500% due 12/11/2023 (b)		500	525
Crescent Communities LLC
8.875% due 10/15/2021		500	506
Equinix, Inc.
5.875% due 01/15/2026		1,000	1,055
ESH Hospitality, Inc.
5.250% due 05/01/2025		2,500	2,494
FBM Finance, Inc.
8.250% due 08/15/2021		2,000	2,120
Geo Group, Inc.
5.125% due 04/01/2023		1,000	965
GEO Group, Inc.
6.000% due 04/15/2026		750	741
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,359
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,156
5.710% due 01/15/2026		1,000	955
7.700% due 09/17/2025 (b)		1,000	944
iStar, Inc.
5.000% due 07/01/2019		1,500	1,511
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,455
7.375% due 04/01/2020		2,000	2,010
Lincoln Finance Ltd.
7.375% due 04/15/2021		750	802
Lloyds Banking Group PLC
7.500% due 06/27/2024 (b)		7,000	7,227
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		500	483
5.625% due 05/01/2024		625	656
Navient Corp.
4.875% due 06/17/2019		2,000	2,075
5.000% due 10/26/2020		1,000	1,022
5.875% due 10/25/2024		2,500	2,387
6.125% due 03/25/2024		2,500	2,441
8.000% due 03/25/2020		1,000	1,112
8.450% due 06/15/2018		1,000	1,080
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,000	1,046
7.250% due 12/15/2021		1,500	1,571
PHH Corp.
6.375% due 08/15/2021		750	754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Provident Funding Associates LP
6.750% due 06/15/2021	$500	$505
Quicken Loans, Inc.
5.750% due 05/01/2025	1,500	1,466
RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,522
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	2,000	1,995
7.500% due 08/10/2020 (b)	1,000	950
8.625% due 08/15/2021 (b)	1,000	1,022
Societe Generale S.A.
6.000% due 01/27/2020 (b)	1,500	1,352
7.875% due 12/18/2023 (b)	2,500	2,419
Springleaf Finance Corp.
6.900% due 12/15/2017	2,000	2,091
UniCredit SpA
8.000% due 06/03/2024 (b)	2,860	2,638
VEREIT Operating Partnership LP
3.000% due 02/06/2019	1,000	1,000
4.875% due 06/01/2026	625	635

		93,063

INDUSTRIALS 73.3%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	1,005
6.500% due 03/01/2024	500	513
Accudyne Industries Borrower
7.750% due 12/15/2020	3,000	2,512
Adient Global Holdings Ltd.
4.875% due 08/15/2026	1,500	1,474
ADT Corp.
3.500% due 07/15/2022	1,000	958
4.125% due 06/15/2023	1,000	960
4.875% due 07/15/2032	1,000	830
6.250% due 10/15/2021	2,000	2,180
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,000	998
AdvancePierre Foods Holdings, Inc.
5.500% due 12/15/2024	750	759
AECOM
5.750% due 10/15/2022	625	664
5.875% due 10/15/2024	1,000	1,073
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	3,000	2,895
Alcoa Nederland Holding BV
6.750% due 09/30/2024	500	544
7.000% due 09/30/2026	250	274
Aleris International, Inc.
7.875% due 11/01/2020	1,500	1,511
9.500% due 04/01/2021	1,500	1,616
Allegion PLC
5.875% due 09/15/2023	750	799
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	728
5.875% due 11/01/2021	750	763
6.375% due 04/01/2020	1,250	1,273
Allison Transmission, Inc.
5.000% due 10/01/2024	1,250	1,266
Altice Financing S.A.
6.500% due 01/15/2022	1,000	1,045
6.625% due 02/15/2023	3,000	3,090
7.500% due 05/15/2026	1,000	1,042
Altice Finco S.A.
7.625% due 02/15/2025 (d)	1,500	1,521
Altice Luxembourg S.A.
7.625% due 02/15/2025 (d)	3,000	3,161
7.750% due 05/15/2022	3,000	3,210
Altice U.S. Finance Corp.
5.500% due 05/15/2026	1,000	1,023
AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,009
5.000% due 04/01/2024	1,500	1,509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	$1,000	$1,035
5.750% due 12/15/2023	1,000	1,033
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,010
5.375% due 09/15/2024	1,000	988
Anglo American Capital PLC
4.125% due 04/15/2021	1,000	1,023
4.450% due 09/27/2020	1,500	1,545
Anixter, Inc.
5.125% due 10/01/2021	500	523
5.500% due 03/01/2023	500	521
Antero Resources Corp.
5.000% due 03/01/2025	500	492
5.125% due 12/01/2022	2,000	2,030
5.375% due 11/01/2021	1,250	1,283
6.000% due 12/01/2020	500	515
Aramark Services, Inc.
5.125% due 01/15/2024	1,500	1,551
Arconic, Inc.
5.125% due 10/01/2024	2,000	2,060
Ardagh Packaging Finance PLC
7.250% due 05/15/2024	2,000	2,115
Ashland LLC
4.750% due 08/15/2022	2,000	2,082
6.875% due 05/15/2043	1,250	1,297
Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,059
B&G Foods, Inc.
4.625% due 06/01/2021	2,500	2,562
Ball Corp.
5.250% due 07/01/2025	1,750	1,835
BCD Acquisition, Inc.
9.625% due 09/15/2023	1,000	1,075
Belden, Inc.
5.250% due 07/15/2024	1,000	1,010
5.500% due 09/01/2022	1,000	1,035
Berry Plastics Corp.
5.125% due 07/15/2023	1,000	1,023
6.000% due 10/15/2022	1,000	1,062
BMC East LLC
5.500% due 10/01/2024	875	875
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,879
Boise Cascade Co.
5.625% due 09/01/2024	1,000	998
Bombardier, Inc.
4.750% due 04/15/2019	2,000	2,020
7.500% due 03/15/2025	2,000	1,986
7.750% due 03/15/2020	500	529
8.750% due 12/01/2021	1,000	1,064
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	500	471
Boyd Gaming Corp.
6.375% due 04/01/2026	1,500	1,623
6.875% due 05/15/2023	1,000	1,079
Bristow Group, Inc.
6.250% due 10/15/2022	400	342
Builders FirstSource, Inc.
5.625% due 09/01/2024	1,500	1,513
Burger King Worldwide, Inc.
6.000% due 04/01/2022	3,000	3,142
Cable One, Inc.
5.750% due 06/15/2022	1,000	1,033
Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	1,955
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	2,000	2,105
CalAtlantic Group, Inc.
5.250% due 06/01/2026	1,250	1,222
5.375% due 10/01/2022	1,000	1,025
California Resources Corp.
8.000% due 12/15/2022	500	448

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)		$2,318	$2,340
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (d)		2,000	2,060
Cascades, Inc.
5.500% due 07/15/2022		750	765
CBS Radio, Inc.
7.250% due 11/01/2024		1,500	1,571
CCO Holdings LLC
5.125% due 02/15/2023		3,000	3,090
5.125% due 05/01/2023		2,000	2,065
5.250% due 09/30/2022		3,000	3,112
5.375% due 05/01/2025		1,000	1,033
5.750% due 09/01/2023		2,750	2,881
5.750% due 02/15/2026		2,375	2,464
5.875% due 04/01/2024		1,000	1,070
5.875% due 05/01/2027		1,000	1,040
Cenovus Energy, Inc.
3.000% due 08/15/2022		1,000	967
Centene Corp.
4.750% due 01/15/2025		1,000	979
5.625% due 02/15/2021		1,000	1,054
6.125% due 02/15/2024		1,000	1,056
Central Garden & Pet Co.
6.125% due 11/15/2023		750	795
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	3,067
6.375% due 09/15/2020		1,000	1,033
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,126
Chemours Co.
6.625% due 05/15/2023 (d)		$1,500	1,492
7.000% due 05/15/2025		1,000	990
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		2,000	2,048
7.000% due 06/30/2024		1,250	1,359
Chesapeake Energy Corp.
8.000% due 12/15/2022		2,500	2,711
Churchill Downs, Inc.
5.375% due 12/15/2021		500	521
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,033
7.625% due 03/15/2020		3,000	3,009
Clearwater Paper Corp.
4.500% due 02/01/2023		1,500	1,477
CNH Industrial Capital LLC
4.375% due 11/06/2020		1,000	1,029
4.875% due 04/01/2021		500	521
Cogent Communications Group, Inc.
5.375% due 03/01/2022		1,000	1,037
Columbus Cable Barbados Ltd
7.375% due 03/30/2021		1,000	1,068
CommScope Technologies Finance LLC
6.000% due 06/15/2025		1,250	1,331
CommScope, Inc.
5.000% due 06/15/2021		1,000	1,034
5.500% due 06/15/2024		1,750	1,818
Community Health Systems, Inc.
5.125% due 08/01/2021		1,000	930
6.875% due 02/01/2022		4,000	2,800
7.125% due 07/15/2020		2,000	1,531
Concho Resources, Inc.
5.500% due 10/01/2022		750	781
5.500% due 04/01/2023		1,500	1,562
6.500% due 01/15/2022		1,750	1,811
Concordia International Corp.
7.000% due 04/15/2023		1,750	560
9.000% due 04/01/2022		250	213
9.500% due 10/21/2022		1,000	360
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	985
Constellation Brands, Inc.
4.250% due 05/01/2023		1,000	1,042
4.750% due 12/01/2025		1,000	1,065
6.000% due 05/01/2022		1,000	1,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Constellium NV
5.750% due 05/15/2024	$1,000	$940
Continental Resources, Inc.
3.800% due 06/01/2024	2,750	2,551
4.500% due 04/15/2023	3,000	2,955
4.900% due 06/01/2044	1,000	860
5.000% due 09/15/2022	2,500	2,533
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,000	991
CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,070
Crown Americas LLC
4.250% due 09/30/2026	1,000	944
4.500% due 01/15/2023	2,000	2,050
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,960
5.500% due 04/15/2027	1,000	1,015
6.625% due 10/15/2025	1,000	1,095
10.125% due 01/15/2023	1,000	1,157
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,297
Darling Ingredients, Inc.
5.375% due 01/15/2022	2,000	2,082
DaVita, Inc.
5.000% due 05/01/2025	2,500	2,466
5.125% due 07/15/2024	3,000	2,998
5.750% due 08/15/2022	2,000	2,097
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,846
Diamond Finance Corp.
5.875% due 06/15/2021	500	532
7.125% due 06/15/2024	1,000	1,110
Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,250	1,269
Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	985
5.375% due 05/31/2025	500	504
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,561
8.250% due 09/30/2020	1,000	863
Digicel Ltd.
6.000% due 04/15/2021	1,000	909
DISH DBS Corp.
5.000% due 03/15/2023	2,000	1,995
5.125% due 05/01/2020	1,000	1,038
5.875% due 07/15/2022	3,000	3,165
5.875% due 11/15/2024	2,000	2,065
6.750% due 06/01/2021	1,000	1,087
7.750% due 07/01/2026	1,000	1,130
DJO Finance LLC
10.750% due 04/15/2020	500	423
DJO Finco, Inc.
8.125% due 06/15/2021	2,000	1,745
Dollar Tree, Inc.
5.750% due 03/01/2023	2,000	2,128
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,217
Dynegy, Inc.
6.750% due 11/01/2019	2,000	2,045
7.375% due 11/01/2022	2,000	1,920
7.625% due 11/01/2024	2,000	1,855
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,000	1,065
EMC Corp.
3.375% due 06/01/2023	1,000	927
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,085
Endo Finance LLC
5.375% due 01/15/2023	3,000	2,565
5.750% due 01/15/2022	3,500	3,132
6.000% due 07/15/2023	2,500	2,206
6.500% due 02/01/2025	4,000	3,350
Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Transfer Equity LP
5.875% due 01/15/2024	$1,000	$1,038
7.500% due 10/15/2020	2,000	2,240
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,549
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,002
Era Group, Inc.
7.750% due 12/15/2022	500	453
First Data Corp.
5.000% due 01/15/2024	3,250	3,279
5.750% due 01/15/2024	3,000	3,107
6.750% due 11/01/2020	2,000	2,079
7.000% due 12/01/2023	4,000	4,270
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,000	1,990
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,000	1,003
7.000% due 02/15/2021	1,000	1,000
7.250% due 05/15/2022	1,000	990
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	759	791
9.750% due 03/01/2022	1,000	1,165
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	500	499
2.375% due 03/15/2018	2,000	1,995
3.100% due 03/15/2020	1,500	1,470
3.550% due 03/01/2022 (d)	2,000	1,870
3.875% due 03/15/2023	2,000	1,845
4.000% due 11/14/2021	3,000	2,940
5.400% due 11/14/2034	2,000	1,690
6.500% due 11/15/2020	500	516
Fresenius Medical Care U.S. Finance, Inc.
4.750% due 10/15/2024	1,250	1,269
5.875% due 01/31/2022	1,000	1,100
Gardner Denver, Inc.
6.875% due 08/15/2021	7,000	7,000
Gates Global LLC
6.000% due 07/15/2022	4,000	3,932
GCP Applied Technologies, Inc.
9.500% due 02/01/2023	2,000	2,300
General Cable Corp.
5.750% due 10/01/2022	1,000	975
GLP Capital LP
5.375% due 11/01/2023	1,500	1,612
5.375% due 04/15/2026	750	784
Graphic Packaging International, Inc.
4.125% due 08/15/2024	500	479
4.875% due 11/15/2022	500	514
Gray Television, Inc.
5.125% due 10/15/2024	1,000	970
Griffon Corp.
5.250% due 03/01/2022	3,000	3,051
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,080
Grinding Media, Inc.
7.375% due 12/15/2023	1,000	1,053
Gulfport Energy Corp.
6.000% due 10/15/2024	1,000	1,023
6.375% due 05/15/2025	1,000	1,015
6.625% due 05/01/2023	1,000	1,050
Hanesbrands, Inc.
4.625% due 05/15/2024	1,000	975
4.875% due 05/15/2026	1,000	983
HCA Holdings, Inc.
6.250% due 02/15/2021	3,000	3,236
HCA, Inc.
4.750% due 05/01/2023	3,000	3,079
5.000% due 03/15/2024	2,500	2,578
5.250% due 04/15/2025	2,500	2,616
5.250% due 06/15/2026	1,500	1,554
5.375% due 02/01/2025	2,250	2,258
5.875% due 05/01/2023	1,750	1,864
7.500% due 02/15/2022	2,000	2,275

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HD Supply, Inc.
5.250% due 12/15/2021	$1,500	$1,588
5.750% due 04/15/2024	1,500	1,587
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	1,997
Herc Rentals, Inc.
7.500% due 06/01/2022	750	794
Hertz Corp.
5.500% due 10/15/2024 (d)	875	769
5.875% due 10/15/2020	1,000	983
6.250% due 10/15/2022	500	471
6.750% due 04/15/2019	720	722
Hexion, Inc.
6.625% due 04/15/2020	1,750	1,557
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	500	488
Hilton Grand Vacations Borrower LLC
6.125% due 12/01/2024	1,000	1,044
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	2,500	2,583
Hologic, Inc.
5.250% due 07/15/2022	750	792
Horizon Pharma, Inc.
6.625% due 05/01/2023	1,000	958
HudBay Minerals, Inc.
7.250% due 01/15/2023	500	519
7.625% due 01/15/2025	500	521
Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	491
6.500% due 06/15/2019	450	491
7.625% due 06/15/2021	1,000	1,101
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	783
5.000% due 11/15/2025	1,500	1,562
Huntsman International LLC
4.875% due 11/15/2020	1,000	1,041
5.125% due 11/15/2022	1,000	1,025
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,000	1,487
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (a)	1,500	1,470
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)	1,500	1,451
Immucor, Inc.
11.125% due 08/15/2019	1,500	1,417
Inception Merger Sub, Inc.
8.625% due 11/15/2024	1,000	1,061
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (d)	1,500	1,492
Informatica LLC
7.125% due 07/15/2023	1,000	958
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	679
7.250% due 10/15/2020	1,000	780
7.500% due 04/01/2021	1,500	1,151
8.000% due 02/15/2024	1,000	1,033
International Game Technology PLC
6.250% due 02/15/2022	1,750	1,886
6.500% due 02/15/2025	1,500	1,616
Jaguar Holding Co.
6.375% due 08/01/2023	3,250	3,486
KFC Holding Co.
5.000% due 06/01/2024	1,000	1,024
5.250% due 06/01/2026	1,375	1,399
Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,250	1,359
9.625% due 10/01/2021	2,750	2,922
12.500% due 11/01/2021	2,000	2,105
KLX, Inc.
5.875% due 12/01/2022	3,500	3,618
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,069
Lamar Media Corp.
5.000% due 05/01/2023	1,000	1,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	$1,000	$1,005
4.875% due 11/01/2026	1,000	992
Laredo Petroleum, Inc.
5.625% due 01/15/2022	1,000	1,013
7.375% due 05/01/2022	1,000	1,041
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,258
5.250% due 03/15/2026	1,000	993
5.375% due 01/15/2024	1,000	1,013
5.375% due 05/01/2025	1,000	1,023
LifePoint Health, Inc.
5.375% due 05/01/2024	1,000	982
5.500% due 12/01/2021	1,250	1,301
5.875% due 12/01/2023	1,000	1,015
LIN Television Corp.
5.875% due 11/15/2022	750	767
Lions Gate Entertainment Corp.
5.875% due 11/01/2024	500	510
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	1,005
LKQ Corp.
4.750% due 05/15/2023	1,500	1,500
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	3,500	3,062
5.500% due 04/15/2025	1,000	900
5.625% due 10/15/2023	1,000	938
5.750% due 08/01/2022	3,250	3,144
Manitowoc Foodservice, Inc.
9.500% due 02/15/2024	1,000	1,157
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,038
Matador Resources Co.
6.875% due 04/15/2023	500	528
Match Group, Inc.
6.375% due 06/01/2024	500	529
MDC Partners, Inc.
6.500% due 05/01/2024	1,250	1,131
MGM Resorts International
4.625% due 09/01/2026	1,000	968
6.000% due 03/15/2023	2,000	2,165
6.625% due 12/15/2021	4,000	4,480
6.750% due 10/01/2020	2,000	2,230
7.750% due 03/15/2022	2,000	2,305
8.625% due 02/01/2019	1,000	1,129
MSCI, Inc.
5.250% due 11/15/2024	1,000	1,052
5.750% due 08/15/2025	1,000	1,065
Murphy Oil Corp.
4.000% due 06/01/2022	500	482
4.700% due 12/01/2022	250	242
6.875% due 08/15/2024	1,000	1,067
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,047
Nature’s Bounty Co.
7.625% due 05/15/2021	2,000	2,075
NCR Corp.
4.625% due 02/15/2021	1,500	1,533
5.000% due 07/15/2022	2,000	2,050
5.875% due 12/15/2021	500	526
6.375% due 12/15/2023	500	539
Netflix, Inc.
4.375% due 11/15/2026	1,500	1,457
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	3,074
5.625% due 07/01/2024	1,500	1,571
Nexstar Escrow Corp.
5.625% due 08/01/2024	750	746
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,082
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,787
Noble Holding International Ltd.
4.900% due 08/01/2020	172	175
7.750% due 01/15/2024	500	472

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Norbord, Inc.
6.250% due 04/15/2023		$1,000	$1,040
Novelis Corp.
5.875% due 09/30/2026		2,000	2,025
6.250% due 08/15/2024		1,000	1,062
NXP BV
4.125% due 06/15/2020		1,000	1,038
4.125% due 06/01/2021		875	906
4.625% due 06/01/2023		1,000	1,052
5.750% due 03/15/2023		3,000	3,172
Oasis Petroleum, Inc.
6.500% due 11/01/2021		750	768
6.875% due 03/15/2022 (d)		2,000	2,060
Open Text Corp.
5.875% due 06/01/2026		1,500	1,586
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		7,500	6,675
Oshkosh Corp.
5.375% due 03/01/2025		625	641
Outfront Media Capital LLC
5.250% due 02/15/2022		500	521
5.875% due 03/15/2025		1,000	1,051
Party City Holdings, Inc.
6.125% due 08/15/2023		1,500	1,575
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,571
Penske Automotive Group, Inc.
5.500% due 05/15/2026		750	743
Performance Food Group, Inc.
5.500% due 06/01/2024		500	505
PetSmart, Inc.
7.125% due 03/15/2023		4,000	4,090
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	2,010
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024		750	754
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		2,000	2,065
5.875% due 01/15/2024		1,000	1,065
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	223
Platform Specialty Products Corp.
6.500% due 02/01/2022		3,000	3,037
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	3,124
Post Holdings, Inc.
5.000% due 08/15/2026		3,000	2,880
6.000% due 12/15/2022		1,000	1,049
6.750% due 12/01/2021		2,000	2,140
7.750% due 03/15/2024		1,000	1,115
8.000% due 07/15/2025		750	844
PQ Corp.
6.750% due 11/15/2022		750	804
PRA Holdings, Inc.
9.500% due 10/01/2023		1,000	1,100
Precision Drilling Corp.
7.750% due 12/15/2023		1,750	1,855
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,846
6.375% due 03/01/2024		1,500	1,582
Prime Security Services Borrower LLC
9.250% due 05/15/2023		3,250	3,547
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	531
PTC, Inc.
6.000% due 05/15/2024		$750	789
QEP Resources, Inc.
6.875% due 03/01/2021		1,500	1,601
Qorvo, Inc.
6.750% due 12/01/2023		1,000	1,104
7.000% due 12/01/2025		500	556
Qualitytech LP
5.875% due 08/01/2022		2,000	2,042

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Quintiles IMS, Inc.
4.875% due 05/15/2023		$2,000	$2,040
5.000% due 10/15/2026		2,000	2,010
Quorum Health Corp.
11.625% due 04/15/2023		1,500	1,264
Range Resources Corp.
4.875% due 05/15/2025		1,000	974
5.000% due 08/15/2022		500	499
5.000% due 03/15/2023		2,000	1,985
5.750% due 06/01/2021		500	526
Revlon Consumer Products Corp.
6.250% due 08/01/2024		750	771
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023		2,000	2,035
5.750% due 10/15/2020		1,500	1,549
6.875% due 02/15/2021		648	667
7.000% due 07/15/2024		1,000	1,064
8.250% due 02/15/2021		694	716
Rice Energy, Inc.
6.250% due 05/01/2022		500	516
7.250% due 05/01/2023		1,000	1,065
Rite Aid Corp.
6.125% due 04/01/2023		2,000	2,157
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		1,000	1,025
Rockies Express Pipeline LLC
5.625% due 04/15/2020		1,250	1,322
6.000% due 01/15/2019		1,500	1,582
6.875% due 04/15/2040		500	500
Rowan Cos., Inc.
4.750% due 01/15/2024		1,000	908
4.875% due 06/01/2022		1,000	950
5.850% due 01/15/2044		500	390
7.375% due 06/15/2025		500	511
RSP Permian, Inc.
5.250% due 01/15/2025		1,000	1,008
6.625% due 10/01/2022		1,000	1,062
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,500	1,612
5.625% due 04/15/2023		2,500	2,669
5.750% due 05/15/2024		3,000	3,232
5.875% due 06/30/2026		1,250	1,352
Sabre GLBL, Inc.
5.250% due 11/15/2023		500	516
5.375% due 04/15/2023		1,500	1,537
Sally Holdings LLC
5.625% due 12/01/2025		2,250	2,351
SBA Communications Corp.
4.875% due 09/01/2024		1,000	990
Schaeffler Finance BV
4.250% due 05/15/2021		2,000	2,050
4.750% due 05/15/2023		1,250	1,275
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	1,069
7.000% due 01/01/2022		1,000	1,077
10.000% due 12/01/2022		1,500	1,500
Scotts Miracle-Gro Co.
6.000% due 10/15/2023		1,375	1,461
Sealed Air Corp.
4.875% due 12/01/2022		500	516
5.125% due 12/01/2024		1,000	1,033
5.250% due 04/01/2023		1,500	1,564
5.500% due 09/15/2025		1,000	1,035
Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,539
5.000% due 10/01/2025		1,000	985
5.625% due 11/01/2024		1,250	1,308
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,575
SFR Group S.A.
6.000% due 05/15/2022		5,000	5,150
6.250% due 05/15/2024		4,000	4,035
7.375% due 05/01/2026		2,000	2,050
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	1,989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	$3,000	$3,030
Sinclair Television Group, Inc.
5.125% due 02/15/2027	1,000	955
5.625% due 08/01/2024	2,000	2,050
Sirius XM Radio, Inc.
5.375% due 04/15/2025	3,000	2,992
Smithfield Foods, Inc.
6.625% due 08/15/2022	3,000	3,180
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	583
Solera LLC
10.500% due 03/01/2024	500	565
Southwestern Energy Co.
4.100% due 03/15/2022	3,000	2,849
5.800% due 01/23/2020	1,500	1,552
6.700% due 01/23/2025	1,000	1,028
7.500% due 02/01/2018	50	52
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,564
6.125% due 12/15/2024	1,000	1,060
6.625% due 11/15/2022	2,000	2,135
Springs Industries, Inc.
6.250% due 06/01/2021	2,000	2,080
SPX FLOW, Inc.
5.625% due 08/15/2024	1,000	1,010
5.875% due 08/15/2026	1,000	1,003
Standard Industries, Inc.
5.375% due 11/15/2024	4,000	4,130
6.000% due 10/15/2025	1,000	1,057
Starz LLC
5.000% due 09/15/2019	1,500	1,517
Steel Dynamics, Inc.
5.000% due 12/15/2026	1,000	999
5.125% due 10/01/2021	1,000	1,048
5.500% due 10/01/2024	500	531
6.125% due 08/15/2019	500	515
6.375% due 08/15/2022	500	524
Sterigenics-Nordion Topco LLC (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)	1,000	998
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	1,020
7.375% due 08/01/2021	182	189
Sunoco LP
5.500% due 08/01/2020	2,000	2,042
T-Mobile USA, Inc.
6.250% due 04/01/2021	1,000	1,042
6.375% due 03/01/2025	2,000	2,142
6.500% due 01/15/2026	2,000	2,167
6.625% due 04/01/2023	3,000	3,187
6.731% due 04/28/2022	1,500	1,571
6.836% due 04/28/2023	2,000	2,147
Teck Resources Ltd.
3.000% due 03/01/2019	404	406
3.750% due 02/01/2023	1,000	949
4.500% due 01/15/2021	2,750	2,777
4.750% due 01/15/2022	1,000	1,008
6.125% due 10/01/2035	1,500	1,466
6.250% due 07/15/2041	1,000	969
8.000% due 06/01/2021	1,000	1,102
8.500% due 06/01/2024 (d)	500	578
TEGNA, Inc.
4.875% due 09/15/2021	500	510
5.500% due 09/15/2024	1,000	1,014
Teine Energy Ltd.
6.875% due 09/30/2022	1,000	1,026
Teleflex, Inc.
4.875% due 06/01/2026	750	744
Tempur Sealy International, Inc.
5.500% due 06/15/2026	2,250	2,267
5.625% due 10/15/2023	1,500	1,556
Tenet Healthcare Corp.
4.500% due 04/01/2021	2,000	2,000
5.000% due 03/01/2019	2,000	1,960

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 10/01/2020		$1,000	$1,045
6.750% due 06/15/2023		2,000	1,765
7.500% due 01/01/2022		450	470
8.000% due 08/01/2020		1,500	1,481
8.125% due 04/01/2022		1,000	949
Terex Corp.
6.000% due 05/15/2021		1,100	1,129
Tesoro Logistics LP
5.250% due 01/15/2025		1,000	1,025
5.875% due 10/01/2020		641	662
6.250% due 10/15/2022		1,500	1,597
Time, Inc.
5.750% due 04/15/2022		1,750	1,820
TransDigm, Inc.
6.000% due 07/15/2022		1,000	1,045
6.375% due 06/15/2026		2,750	2,838
6.500% due 07/15/2024		4,000	4,205
Transocean, Inc.
6.800% due 03/15/2038		1,000	780
7.500% due 04/15/2031		1,000	850
9.000% due 07/15/2023		2,750	2,832
TreeHouse Foods, Inc.
4.875% due 03/15/2022		1,000	1,030
6.000% due 02/15/2024		1,000	1,052
Tribune Media Co.
5.875% due 07/15/2022		1,500	1,528
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022		1,000	1,052
Triumph Group, Inc.
4.875% due 04/01/2021		1,500	1,414
Tronox Finance LLC
6.375% due 08/15/2020		500	470
7.500% due 03/15/2022		1,000	938
Tullow Oil PLC
6.250% due 04/15/2022		1,000	935
U.S. Concrete, Inc.
6.375% due 06/01/2024		1,500	1,590
U.S. Foods, Inc.
5.875% due 06/15/2024		1,500	1,556
United Rentals North America, Inc.
4.625% due 07/15/2023		1,000	1,024
5.500% due 07/15/2025		1,250	1,280
5.500% due 05/15/2027		1,000	994
6.125% due 06/15/2023		500	533
7.625% due 04/15/2022		359	380
Unitymedia GmbH
6.125% due 01/15/2025		1,000	1,033
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	3,000
5.500% due 01/15/2023		2,500	2,612
Univar USA, Inc.
6.750% due 07/15/2023		1,000	1,038
Univision Communications, Inc.
5.125% due 05/15/2023		3,000	2,966
5.125% due 02/15/2025		4,000	3,840
6.750% due 09/15/2022		1,357	1,430
UPC Holding BV
6.750% due 03/15/2023	EUR	1,000	1,150
6.750% due 03/15/2023	CHF	1,000	1,070
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	1,013
USG Corp.
5.500% due 03/01/2025		1,250	1,289
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,500	1,132
5.625% due 12/01/2021		3,000	2,340
5.875% due 05/15/2023		2,000	1,520
6.125% due 04/15/2025		1,000	755
6.375% due 10/15/2020		2,000	1,728
6.750% due 08/15/2021		1,000	835
7.000% due 10/01/2020		1,000	867
7.250% due 07/15/2022		3,000	2,467
7.500% due 07/15/2021		2,000	1,702
Valvoline, Inc.
5.500% due 07/15/2024		500	519

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VeriSign, Inc.
4.625% due 05/01/2023	$2,000	$2,040
5.250% due 04/01/2025	1,000	1,028
Versum Materials, Inc.
5.500% due 09/30/2024	500	513
Videotron Ltd.
5.375% due 06/15/2024	1,250	1,287
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,006
6.000% due 10/15/2024	1,500	1,551
6.375% due 04/15/2023	2,000	2,087
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	991
Vista Outdoor, Inc.
5.875% due 10/01/2023	2,000	2,104
Weatherford International Ltd.
4.500% due 04/15/2022 (d)	1,000	873
WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,005
Western Digital Corp.
7.375% due 04/01/2023	1,000	1,102
WhiteWave Foods Co.
5.375% due 10/01/2022	1,000	1,099
Whiting Petroleum Corp.
5.000% due 03/15/2019	1,500	1,513
5.750% due 03/15/2021 (d)	750	751
6.250% due 04/01/2023 (d)	500	503
Williams Cos., Inc.
4.550% due 06/24/2024	2,000	1,995
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	3,037
7.375% due 04/23/2021	3,000	3,127
WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	1,008
WPX Energy, Inc.
7.500% due 08/01/2020	750	810
8.250% due 08/01/2023	1,000	1,122
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,045
5.625% due 10/01/2024	900	948
Wynn Las Vegas LLC
5.375% due 03/15/2022	2,000	2,052
5.500% due 03/01/2025	1,000	995
Wynn Macau Ltd.
5.250% due 10/15/2021	1,000	1,013
XPO Logistics, Inc.
6.125% due 09/01/2023	500	524
6.500% due 06/15/2022	2,000	2,107
Zebra Technologies Corp.
7.250% due 10/15/2022	1,000	1,092
ZF North America Capital, Inc.
4.750% due 04/29/2025	3,000	3,064
Ziggo Secured Finance BV
5.500% due 01/15/2027	3,000	2,932

		807,382

UTILITIES 8.3%
AES Corp.
3.931% due 06/01/2019	327	328
6.000% due 05/15/2026	1,000	1,020
7.375% due 07/01/2021	1,000	1,119
8.000% due 06/01/2020	1,500	1,751
AmeriGas Partners LP
5.500% due 05/20/2025	1,000	1,014
Antero Midstream Partners LP
5.375% due 09/15/2024	500	511
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	2,010
Calpine Corp.
5.375% due 01/15/2023	4,000	3,930
5.750% due 01/15/2025	3,000	2,910
CenturyLink, Inc.
5.800% due 03/15/2022	1,000	1,026
6.450% due 06/15/2021	1,000	1,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Covanta Holding Corp.
5.875% due 03/01/2024	$1,025	$989
7.250% due 12/01/2020	500	511
Extraction Oil & Gas Holdings LLC
7.875% due 07/15/2021	500	538
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,554
7.125% due 03/15/2019	1,125	1,197
8.875% due 09/15/2020	500	534
10.500% due 09/15/2022	1,500	1,583
11.000% due 09/15/2025	1,250	1,295
Genesis Energy LP
5.625% due 06/15/2024	1,000	988
6.000% due 05/15/2023	1,250	1,278
6.750% due 08/01/2022	2,000	2,088
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,028
NGL Energy Partners LP
7.500% due 11/01/2023	500	519
NGPL PipeCo LLC
7.119% due 12/15/2017	1,250	1,309
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,324
NRG Energy, Inc.
6.250% due 07/15/2022	2,500	2,519
6.250% due 05/01/2024	1,000	978
6.625% due 03/15/2023	1,500	1,511
6.625% due 01/15/2027	1,500	1,425
7.625% due 01/15/2018	382	406
7.875% due 05/15/2021	232	243
NRG Yield Operating LLC
5.000% due 09/15/2026	1,000	960
NSG Holdings LLC
7.750% due 12/15/2025	1,357	1,471
ONEOK, Inc.
4.250% due 02/01/2022	750	758
7.500% due 09/01/2023	500	576
Parsley Energy LLC
5.375% due 01/15/2025	1,000	1,008
6.250% due 06/01/2024	1,000	1,057
7.500% due 02/15/2022	500	532
PBF Logistics LP
6.875% due 05/15/2023	500	494
Petrobras Global Finance BV
6.250% due 03/17/2024	250	240
6.750% due 01/27/2041	250	211
Red Oak Power LLC
8.540% due 11/30/2019	410	412
Rose Rock Midstream LP
5.625% due 11/15/2023	500	490
Sprint Capital Corp.
6.900% due 05/01/2019	2,000	2,122
8.750% due 03/15/2032	3,000	3,307
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,020
7.000% due 03/01/2020	1,000	1,087
7.000% due 08/15/2020	2,000	2,125
9.000% due 11/15/2018	1,500	1,657
Sprint Corp.
7.125% due 06/15/2024	3,500	3,614
7.250% due 09/15/2021	4,000	4,260
7.625% due 02/15/2025	2,000	2,107
7.875% due 09/15/2023	4,000	4,280
Talen Energy Supply LLC
4.625% due 07/15/2019	1,000	953
6.500% due 06/01/2025	1,000	778
Tallgrass Energy Partners LP
5.500% due 09/15/2024	1,000	998
Targa Resources Partners LP
4.125% due 11/15/2019	750	763
4.250% due 11/15/2023	1,000	961
5.250% due 05/01/2023	2,000	2,030
6.375% due 08/01/2022	375	390
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telecom Italia SpA
5.303% due 05/30/2024	$4,000	$3,915
Tenaska Alabama Partners LP
7.000% due 06/30/2021	968	1,000
TerraForm Power Operating LLC
6.375% due 02/01/2023	2,000	2,035
6.625% due 06/15/2025	500	520

		91,589

Total Corporate Bonds & Notes (Cost $981,037)		992,034

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Bear Stearns ALT-A Trust
3.217% due 11/25/2036 ^	553	468
Countrywide Alternative Loan Trust
0.969% due 05/20/2046 ^	94	61
Countrywide Home Loan Mortgage Pass-Through Trust
1.396% due 03/25/2035	48	39
2.876% due 05/20/2036 ^	322	269
GSR Mortgage Loan Trust
3.126% due 04/25/2035	7	6
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	437	393
WaMu Mortgage Pass-Through Certificates Trust
2.658% due 12/25/2036 ^	354	308
Washington Mutual Mortgage Pass-Through Certificates Trust
1.537% due 05/25/2046	32	25

Total Non-Agency Mortgage-Backed Securities (Cost $1,115)		1,569

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.826% due 01/25/2037 ^	89	33

Total Asset-Backed Securities (Cost $60)		33

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		389

Total Short-Term Instruments (Cost $389)		389

Total Investments in Securities (Cost $982,601)		994,025

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%
PIMCO Short-Term Floating NAV Portfolio III	10,198,650	100,814

Total Short-Term Instruments (Cost $100,825)		100,814

Total Investments in Affiliates (Cost $100,825)		100,814

Total Investments 99.4% (Cost $1,083,426)		$1,094,839

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		148

Other Assets and Liabilities, net 0.6%		5,922

Net Assets 100.0%		$1,100,909

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$389	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(400)	$389	$389

Total Repurchase Agreements						$(400)	$389	$389

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(3.000)%	10/26/2016	10/26/2017		$(429)	$(426)
	(2.250)	11/21/2016	01/06/2017		(749)	(746)
	(1.000)	10/13/2016	10/13/2017		(784)	(782)
	(0.500)	10/11/2016	10/11/2017		(1,404)	(1,402)
	(0.500)	12/20/2016	TBD	(4)	(261)	(261)
	(0.250)	12/21/2016	TBD	(4)	(2,872)	(2,872)
	0.000	12/16/2016	TBD	(4)	(3,708)	(3,708)
	0.150	12/16/2016	TBD	(4)	(1,715)	(1,715)
RDR	(2.750)	12/13/2016	TBD	(4)	(509)	(508)
	(0.750)	12/12/2016	12/12/2017		(718)	(718)
	(0.500)	12/15/2016	12/15/2017		(414)	(414)

Total Reverse Repurchase Agreements						$(13,552)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(10,068) at a weighted average interest rate of (1.008)%.
(4)	Open maturity reverse repurchase agreement.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(d)	Securities with an aggregate market value of $14,780 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(11,912)	$0	$(11,912)	$13,017	$1,105
RDR	0	(1,640)	0	(1,640)	1,527	(113)
SSB	389	0	0	389	(400)	(11)

Total Borrowings and Other Financing Transactions	$389	$(13,552)	$0

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(746)	$0	$(12,806)	$(13,552)

Total Borrowings	$0	$(746)	$0	$(12,806)	$(13,552)

Gross amount of recognized liabilities for reverse repurchase agreements					$(13,552)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$9,700	$778	$423	$5	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	17,325	1,212	1,140	2	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	5,000	356	139	3	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	30,000	1,906	343	29	0

				$4,252	$2,045	$39	$0

Total Swap Agreements				$4,252	$2,045	$39	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $4,414 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$39	$39	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
JPM	01/2017	EUR	6,033	$6,423	$72	$0
	02/2017	CHF	1,051	1,072	37	0

Total Forward Foreign Currency Contracts					$109	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
JPM	$109	$0	$0	$109	$0	$0	$0	$0	$109	$0	$109

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$39	$0	$0	$0	$39

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109	$0	$109

	$0	$39	$0	$109	$0	$148

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$719	$0	$0	$0	$719

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105

	$0	$719	$0	$105	$0	$824

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,375	$0	$0	$0	$2,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$233	$0	$233

	$0	$2,375	$0	$233	$0	$2,608

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$93,063	$0	$93,063
Industrials	0	807,382	0	807,382
Utilities	0	91,589	0	91,589
Non-Agency Mortgage-Backed Securities	0	1,569	0	1,569
Asset-Backed Securities	0	33	0	33
Short-Term Instruments
Repurchase Agreements	0	389	0	389

	$0	$994,025	$0	$994,025

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$100,814	$0	$0	$100,814

Total Investments	$100,814	$994,025	$0	$1,094,839

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$39	$0	$39
Over the counter	0	109	0	109

	$0	$148	$0	$148

Total Financial Derivative Instruments	$0	$148	$0	$148

Totals	$100,814	$994,173	$0	$1,094,987

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income.

Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$92,054	$598,971	$(590,301)	$(260)	$350	$100,814	$770	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. The agreement expires on September 5, 2017 unless extended or renewed. There is a maximum available commitment amount for the Portfolio equal to $60,000,000. Prior to this date, the maximum commitment amount was $65,000,000. Commitment, upfront and interest fees of $157,829 paid by the Portfolio are disclosed as part of interest expense in the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties.

Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.35%
Administrative Class	0.35%
Advisor Class	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$303,505	$386,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,263	$9,524	423	$3,286
Administrative Class	34,897	260,650	41,398	324,793
Advisor Class	12,536	93,503	14,503	113,867
Issued as reinvestment of distributions
Institutional Class	59	450	41	313
Administrative Class	7,432	56,063	10,201	78,081
Advisor Class	261	1,978	289	2,236
Cost of shares redeemed
Institutional Class	(652)	(4,967)	(454)	(3,564)
Administrative Class	(55,570)	(417,521)	(46,444)	(361,584)
Advisor Class	(10,371)	(77,559)	(14,292)	(110,940)
Net increase (decrease) resulting from Portfolio share transactions	(10,145)	$(77,879)	5,665	$46,488

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2016	35

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO High Yield Portfolio	$7,182	$0	$12,625	$(14)	$(22,186)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$277	$21,909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO High Yield Portfolio	$1,084,148	$32,753	$(22,062)	$10,691

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO High Yield Portfolio	$58,517	$0	$0	$62,997	$17,635	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	RBC	Royal Bank of Canada	SSB	State Street Bank and Trust Co.
JPM	JPMorgan Chase Bank N.A.	RDR	RBC Capital Markets

Currency Abbreviations:
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBA	To-Be-Announced

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Portfolio	0.00%	0.00%	$58,517	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	39

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	41

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Income Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Income Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

Corporate Bonds & Notes	25.6%
Asset-Backed Securities	22.6%
U.S. Government Agencies	19.0%
Short-Term Instruments‡	10.9%
Non-Agency Mortgage-Backed Securities	9.4%
U.S. Treasury Obligations	7.6%
Other	4.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Cumulative Total Return for the period ended December 31, 2016
	Inception*§
PIMCO Income Portfolio Institutional Class	5.92%
PIMCO Income Portfolio Administrative Class	5.82%
PIMCO Income Portfolio Advisor Class	5.74%
Bloomberg Barclays U.S. Aggregate Index±	(0.75)%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.69% for Institutional Class shares, 0.84% for Administrative Class shares, and 0.94% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Select positions in non-Agency mortgage-backed securities (MBS) contributed to performance, as these securities generated positive total returns.

»	An underweight to U.S. duration benefited performance, as yields rose.

»	Exposure to high yield corporate credit contributed to performance, as the sector generally posted positive total returns.

»	Exposure to dollar-denominated emerging market debt benefited performance, as these securities generally posted positive total returns.

»	Exposure to Australian duration detracted from performance, as Australian interest rates increased.

»	Exposure to local interest rates in Mexico detracted from performance, as rates rose.

»	An underweight to investment grade corporate credit detracted from performance, as the sector generally posted positive total returns.

»	The Portfolio commenced operations on April 29, 2016.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,046.10	$3.38	$1,000.00	$1,022.11	$3.34	0.65%
Administrative Class	1,000.00	1,045.30	4.16	1,000.00	1,021.34	4.11	0.80
Advisor Class	1,000.00	1,044.80	4.68	1,000.00	1,020.84	4.62	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income(a)	Net Realized/ Unrealized Gain	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
04/29/2016 - 12/31/2016	$10.00	$0.18	$0.41	$0.59	$(0.38)	$(0.02)	$(0.40)
Administrative Class
04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	(0.39)
Advisor Class
04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	(0.38)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.19	5.92%	$26	0.65	%*	0.69	%*	0.65	%*	0.69	%*	2.69	%*	203%

10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities	$206,115
Investments in Affiliates	14,956
Financial Derivative Instruments
Exchange-traded or centrally cleared	136
Over the counter	2,168
Cash	640
Deposits with counterparty	2,092
Foreign currency, at value	309
Receivable for investments sold	183
Receivable for TBA investments sold	30,287
Receivable for Portfolio shares sold	8
Interest and/or dividends receivable	908
Dividends receivable from Affiliates	13
Total Assets	257,815

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$184
Financial Derivative Instruments
Exchange-traded or centrally cleared	133
Over the counter	1,381
Payable for investments purchased	6,387
Payable for investments in Affiliates purchased	13
Payable for TBA investments purchased	61,447
Deposits from counterparty	1,531
Accrued investment advisory fees	41
Accrued supervisory and administrative fees	66
Accrued distribution fees	38
Accrued servicing fees	2
Accrued reimbursement to PIMCO	3
Other liabilities	3
Total Liabilities	71,229

Net Assets	$186,586

Net Assets Consist of:
Paid in capital	$183,568
(Overdistributed) net investment income	(163)
Accumulated undistributed net realized (loss)	(379)
Net unrealized appreciation	3,560
Net Assets	$186,586

Net Assets:
Institutional Class	$26
Administrative Class	17,864
Advisor Class	168,696

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	1,752
Advisor Class	16,549

Net Asset Value Per Share Outstanding:
Institutional Class	$10.19
Administrative Class	10.19
Advisor Class	10.19

Cost of investments in securities	$206,014
Cost of investments in Affiliates	$14,957
Cost of foreign currency held	$310
Proceeds received on short sales	$183
Cost or premiums of financial derivative instruments, net	$(1,762)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands)	April 29, 2016 - December 31, 2016

Investment Income:
Interest	$4,603
Dividends from Investments in Affiliates	145
Total Income	4,748

Expenses:
Investment advisory fees	308
Supervisory and administrative fees	493
Servicing fees - Administrative Class	13
Distribution and/or servicing fees - Advisor Class	284
Trustee fees	3
Interest expense	2
Organizational expense	83
Total Expenses	1,186
Waiver and/or Reimbursement by PIMCO	(80)
Net Expenses	1,106

Net Investment Income	3,642

Net Realized Gain (Loss):
Investments in securities	(23)
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	579
Over the counter financial derivative instruments	1,980
Foreign currency	119

Net Realized Gain	2,666

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	100
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	918
Over the counter financial derivative instruments	2,549
Foreign currency assets and liabilities	(6)

Net Change in Unrealized Appreciation	3,560

Net Increase in Net Assets Resulting from Operations	$9,868

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statement of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	April 29, 2016 - December 31, 2016

Increase in Net Assets from:

Operations:
Net investment income	$3,642
Net realized gain	2,666
Net change in unrealized appreciation	3,560

Net Increase in Net Assets Resulting from Operations	9,868

Distributions to Shareholders:
From net investment income
Institutional Class	(27)
Administrative Class	(552)
Advisor Class	(5,882)
From net realized capital gains
Institutional Class	(0)
Administrative Class	(34)
Advisor Class	(354)

Total Distributions(a)	(6,849)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	183,567

Total Increase in Net Assets	186,586

Net Assets:
Beginning of period	0
End of period*	$186,586

* Including (overdistributed) net investment income of:	$(163)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.5%

BANK LOAN OBLIGATIONS 4.6%
Cortes NP Acquisition Corp.
6.000% due 11/30/2023		$100	$101
Diamond Resorts Corp.
7.000% due 08/11/2023		100	99
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		3,914	3,944
Hilton Worldwide Finance LLC
3.256% due 10/25/2023		1,450	1,469
3.500% due 10/26/2020		107	108
Las Vegas Sands LLC
3.020% due 12/19/2020		1,156	1,165
TEX Operations Co. LLC
5.000% due 08/04/2023		50	50
Yum! Brands, Inc.
3.486% due 06/16/2023		1,592	1,615

Total Bank Loan Obligations (Cost $8,463)			8,551

CORPORATE BONDS & NOTES 30.3%

BANKING & FINANCE 18.6%
Ally Financial, Inc.
2.750% due 01/30/2017		1,800	1,801
Barclays Bank PLC
7.625% due 11/21/2022		400	440
Barclays PLC
4.375% due 01/12/2026		1,000	1,015
7.875% due 09/15/2022 (d)	GBP	300	370
CIT Group, Inc.
5.250% due 03/15/2018		$1,200	1,246
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (d)		1,000	1,029
Deutsche Bank AG
4.250% due 10/14/2021		1,270	1,275
HSBC Holdings PLC
3.600% due 05/25/2023		430	432
International Lease Finance Corp.
6.250% due 05/15/2019		1,375	1,482
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	400	518
7.875% due 06/27/2029 (d)		1,750	2,286
National Australia Bank Ltd.
1.375% due 07/12/2019		$300	295
Navient Corp.
4.625% due 09/25/2017		700	712
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	60,300	8,638
Nykredit Realkredit A/S
2.500% due 10/01/2047		3,212	459
3.000% due 10/01/2047		10,825	1,594
Realkredit Danmark A/S
2.000% due 04/01/2017		5,220	744
2.500% due 10/01/2037		9,430	1,390
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (d)		$200	190
8.000% due 08/10/2025 (d)		1,600	1,536
Santander Holdings USA, Inc.
2.380% due 11/24/2017		100	101
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (d)	GBP	1,950	2,419
Societe Generale S.A.
7.875% due 12/18/2023 (d)		$200	193
Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,853
Synchrony Financial
2.287% due 11/09/2017		900	906
UBS Group AG
5.750% due 02/19/2022 (d)	EUR	1,650	1,834

			34,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.4%
Actavis Funding SCS
2.350% due 03/12/2018		$1,800	$1,811
Aetna, Inc.
4.250% due 06/15/2036		20	20
Air Canada Pass-Through Trust
3.600% due 09/15/2028		720	718
American Airlines Pass-Through Trust
4.000% due 01/15/2027		850	877
British Airways Class A Pass-Through Trust
4.625% due 12/20/2025		267	284
CVS Pass-Through Trust
5.789% due 01/10/2026		333	365
Diamond Resorts International, Inc.
7.750% due 09/01/2023		221	224
iHeartCommunications, Inc.
9.000% due 12/15/2019		92	76
9.000% due 03/01/2021		1,785	1,328
9.000% due 09/15/2022		34	25
Lifestorage, LP
3.500% due 07/01/2026		900	864
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019		600	603
Norwegian Air Shuttle ASA Pass Through Trust
4.875% due 11/10/2029		436	447
SBA Tower Trust
2.877% due 07/15/2021		900	894
SFR Group S.A.
7.375% due 05/01/2026		1,700	1,743
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		920	933
Thomson Reuters Corp.
6.500% due 07/15/2018		400	427
Viacom, Inc.
2.200% due 04/01/2019		600	595
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		1,600	1,592

			13,826

UTILITIES 4.3%
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	826
6.510% due 03/07/2022		500	554
9.250% due 04/23/2019		2,400	2,723
Petrobras Global Finance BV
4.875% due 03/17/2020		2,400	2,379
8.375% due 05/23/2021		537	580
Telecom Italia SpA
7.375% due 12/15/2017	GBP	700	909
Verizon Communications, Inc.
4.125% due 08/15/2046		$30	27

			7,998

Total Corporate Bonds & Notes (Cost $57,350)			56,582

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		40	41
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		275	243

Total Municipal Bonds & Notes (Cost $305)			284

U.S. GOVERNMENT AGENCIES 22.5%
Fannie Mae
3.000% due 08/01/2027 - 09/01/2027		803	825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/01/2045 - 03/01/2046		$7,358	$7,545
Fannie Mae, TBA
2.500% due 02/01/2032		2,000	2,000
3.000% due 01/01/2032 - 02/01/2047		6,500	6,495
3.500% due 02/01/2047		12,000	12,274
Freddie Mac, TBA
3.000% due 01/01/2047 - 02/01/2047		10,000	9,918
Ginnie Mae
1.130% due 04/20/2066		1,864	1,868
3.753% due 09/20/2066		401	446
NCUA Guaranteed Notes
0.912% due 03/06/2020		440	441
1.022% due 11/06/2017		205	205

Total U.S. Government Agencies (Cost $42,169)			42,017

U.S. TREASURY OBLIGATIONS 9.0%
U.S. Treasury Bonds
2.875% due 11/15/2046		1,400	1,349
U.S. Treasury Notes
1.375% due 04/30/2021 (g)		2,800	2,745
1.750% due 11/30/2021		1,900	1,884
2.000% due 11/15/2026		1,600	1,537
2.125% due 11/30/2023		2,900	2,877
2.250% due 12/31/2023		6,400	6,396

Total U.S. Treasury Obligations (Cost $16,874)			16,788

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%
American Home Mortgage Investment Trust
6.600% due 06/25/2036		6,782	3,065
Banc of America Alternative Loan Trust
6.000% due 01/25/2035		277	278
Banc of America Commercial Mortgage Trust
5.548% due 06/10/2049		1,108	1,114
5.638% due 04/10/2049		321	321
Chase Mortgage Finance Trust
3.109% due 12/25/2035 ^		3,502	3,359
Deco UK PLC
0.595% due 01/27/2020	GBP	1,284	1,577
Eurosail PLC
1.325% due 06/13/2045		2,863	3,227
Grifonas Finance PLC
0.088% due 08/28/2039	EUR	1,732	1,381
HarborView Mortgage Loan Trust
0.976% due 03/19/2036		$131	96
JPMorgan Chase Commercial Mortgage Securities Corp. Pass-Through Trust
5.575% due 05/15/2041		1,000	1,021
Juno Eclipse Ltd.
0.000% due 11/20/2022	EUR	1,617	1,688
WaMu Mortgage Pass-Through Certificates Trust
2.498% due 03/25/2033		$146	146
Washington Mutual Mortgage Pass-Through Certificates Trust
1.417% due 10/25/2046		5,668	3,404
Wells Fargo Mortgage-Backed Securities Trust
3.040% due 01/25/2035		25	26

Total Non-Agency Mortgage-Backed Securities (Cost $21,252)			20,703

ASSET-BACKED SECURITIES 26.8%
Aegis Asset-Backed Securities Trust
0.754% due 01/25/2037		7,079	5,055
ALESCO Preferred Funding Ltd.
1.478% due 12/23/2034		1,754	1,421
Asset-Backed Funding Certificates Trust
0.896% due 11/25/2036		5,720	3,766

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024	$500	$501
Citigroup Mortgage Loan Trust, Inc.
0.916% due 12/25/2036	2,349	1,460
1.016% due 03/25/2037	41	32
Countrywide Asset-Backed Certificates
0.976% due 06/25/2047	900	722
Countrywide Asset-Backed Certificates Trust
1.114% due 05/25/2036	9,800	6,749
Denali Capital CLO Ltd.
1.112% due 01/22/2022	1,391	1,381
HSI Asset Securitization Corp. Trust
0.866% due 12/25/2036	1,374	577
0.896% due 01/25/2037	4,814	3,542
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.056% due 03/25/2036	5,000	3,576
IXIS Real Estate Capital Trust
0.906% due 01/25/2037	4,830	2,333
Lockwood Grove CLO Ltd.
2.330% due 04/25/2025	1,575	1,577
Merrill Lynch Mortgage Investors Trust
0.826% due 04/25/2047	8,213	4,695
Morgan Stanley ABS Capital, Inc. Trust
0.826% due 10/25/2036	3,096	1,918
0.836% due 11/25/2036	7,050	4,223
Option One Mortgage Loan Trust
1.116% due 01/25/2036	5,000	3,454
Putnam Structured Product CDO Ltd.
1.344% due 01/10/2038	1,638	1,626
Trapeza CDO Ltd.
1.292% due 01/25/2035	1,816	1,417

Total Asset-Backed Securities (Cost $47,854)		50,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.1%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	$114
Brazil Government International Bond
5.625% due 02/21/2047		$1,800	1,584
Saudi Government International Bond
4.500% due 10/26/2046		400	384

Total Sovereign Issues (Cost $2,243)			2,082

SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.751% due 09/08/2017		400	401
Credit Suisse AG
1.753% due 09/12/2017		900	901
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017		200	201
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		210	210
1.723% due 09/18/2017		500	501

			2,214

SHORT-TERM NOTES 1.0%
Holmes Master Issuer PLC
1.304% due 04/15/2017		1,800	1,801

JAPAN TREASURY BILLS 1.8%
(0.255)% due 01/30/2017 (b)(c)	JPY	400,000	3,423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.472% due 02/23/2017 - 03/16/2017 (a)(b)(g)	$1,646	$1,645

Total Short-Term Instruments (Cost $9,504)		9,083

Total Investments in Securities (Cost $206,014)		206,115

	SHARES
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%
PIMCO Short-Term Floating NAV Portfolio III	1,512,971	14,956

Total Short-Term Instruments (Cost $14,957)		14,956

Total Investments in Affiliates (Cost $14,957)		14,956

Total Investments 118.5% (Cost $220,971)		$221,071

Financial Derivative Instruments (e)(f) 0.4% (Cost or Premiums, net $(1,762))		790

Other Assets and Liabilities, net (18.9)%		(35,275)

Net Assets 100.0%		$186,586

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(1)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(54) at a weighted average interest rate of 0.545%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Notes	1.125%	09/30/2021	$190	$(183)	$(184)

Total Short Sales				$(183)	$(184)

(2)	Payable for short sales includes $1 of accrued interest.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Master Securities Forward Transaction Agreement
BPS	$0	$0	$0	$(184)	$(184)	$0	$(184)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(184)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2017	91	$(56)	$31	$0

Total Futures Contracts				$(56)	$31	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$6,000	$(383)	$(18)	$0	$(7)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2023	$	1,300	$36	$7	$0	$(3)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		26,500	1,432	2,042	0	(89)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027		3,500	293	(11)	0	(12)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		500	41	105	0	(4)
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	15,800	(205)	(576)	82	0
Pay	6-Month JPY-LIBOR	0.000	09/20/2026	JPY	40,000	7	1	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		150,000	117	37	0	(17)
Pay	28-Day MXN-TIIE	5.095	02/05/2021	MXN	25,500	(109)	(85)	2	0
Pay	28-Day MXN-TIIE	5.615	05/21/2021		76,000	(275)	(268)	8	0
Pay	28-Day MXN-TIIE	5.680	05/28/2021		14,900	(52)	(52)	2	0
Pay	28-Day MXN-TIIE	5.650	06/02/2021		10,300	(37)	(37)	1	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		2,000	(8)	(2)	0	0
Pay	28-Day MXN-TIIE	5.900	07/20/2021		22,200	(71)	(73)	3	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		4,300	(7)	(5)	1	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		2,800	(10)	(1)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		5,900	(7)	(6)	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	7.350%	11/17/2021	MXN	1,200	$(1)	$(1)	$0	$0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		900	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		1,200	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.850	05/02/2022		3,400	(13)	(15)	1	0
Pay	28-Day MXN-TIIE	5.795	06/02/2023		2,900	(14)	(14)	1	0
Pay	28-Day MXN-TIIE	6.350	09/01/2023		900	(3)	(4)	0	0
Pay	28-Day MXN-TIIE	6.080	03/10/2026		5,300	(32)	(29)	2	0
Pay	28-Day MXN-TIIE	6.490	09/08/2026		3,800	(18)	(20)	1	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		200	0	0	0	0

						$1,063	$992	$105	$(126)

Total Swap Agreements						$680	$974	$105	$(133)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $2,092 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$31	$105	$136	$0	$0	$(133)	$(133)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2017		AUD	149	$		108	$0	$0
	01/2017	$		688		JPY	77,900	0	(22)
	02/2017		GBP	44	$		56	2	0
	02/2017	$		240		GBP	195	1	0
BOA	01/2017		DKK	26,300	$		3,975	251	0
	01/2017		JPY	114,871			999	16	0
	01/2017	$		7,025		EUR	6,755	87	0
	02/2017		EUR	6,755	$		7,035	0	(86)
	02/2017	$		2,063		MXN	39,593	0	(164)
	04/2017		DKK	5,324	$		808	51	0
BPS	01/2017		EUR	8,087			8,577	63	0
	01/2017		JPY	150,000			1,453	168	0
	01/2017	$		210		DKK	1,390	0	(14)
	02/2017		GBP	9,451	$		11,793	133	0
	02/2017	$		377		MXN	7,810	2	(4)
CBK	01/2017		AUD	196	$		145	4	0
	01/2017		JPY	250,000			2,422	280	0
GLM	01/2017		EUR	53			56	0	0
	01/2017	$		296		AUD	396	0	(11)
	01/2017			131		DKK	875	0	(7)
	01/2017			4,520		JPY	517,900	0	(89)
	02/2017		MXN	2,850	$		137	0	0
	02/2017	$		232		GBP	183	0	(6)
	10/2017		DKK	60,903	$		9,335	578	0
RBC	02/2017		MXN	2,181			114	9	0
SCX	01/2017		AUD	2,404			1,774	39	0
	01/2017		JPY	1,027,006			9,191	403	0
	01/2017	$		1,478		EUR	1,385	0	(20)
	01/2017			4,641		JPY	546,077	32	0
	02/2017		JPY	546,077	$		4,646	0	(33)
	02/2017	$		948		RUB	61,912	49	0

Total Forward Foreign Currency Contracts								$2,168	$(456)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2021	4.729%	$	100	$(15)	$(1)	$0	$(16)
BRC	Colombia Government International Bond	1.000	12/20/2021	1.632		110	(4)	1	0	(3)
	Russia Government International Bond	1.000	06/20/2021	1.622		60	(3)	1	0	(2)
GST	Brazil Government International Bond	1.000	06/20/2021	2.514		4,090	(395)	140	0	(255)
	Petrobras Global Finance BV	1.000	06/20/2021	4.502		460	(80)	17	0	(63)
	Petrobras Global Finance BV	1.000	12/20/2021	4.729		600	(90)	(6)	0	(96)
	Russia Government International Bond	1.000	06/20/2021	1.622		5,000	(322)	192	0	(130)

							$(909)	$344	$0	$(565)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
GST	CMBX.NA.AAA.9 Index	0.500%	09/17/2058	$ 16,500	$(853)	$493	$0	$(360)

Total Swap Agreements					$(1,762)	$837	$0	$(925)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(g)	Securities with an aggregate market value of $1,116 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$3	$0	$0	$3	$(22)	$0	$0	$(22)	$(19)	$0	$(19)
BOA	405	0	0	405	(250)	0	0	(250)	155	(40)	115
BPS	366	0	0	366	(18)	0	(16)	(34)	332	(350)	(18)
BRC	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
CBK	284	0	0	284	0	0	0	0	284	(310)	(26)
GLM	578	0	0	578	(113)	0	0	(113)	465	(300)	165
GST	0	0	0	0	0	0	(904)	(904)	(904)	1,116	212
RBC	9	0	0	9	0	0	0	0	9	0	9
SCX	523	0	0	523	(53)	0	0	(53)	470	(530)	(60)

Total Over the Counter	$2,168	$0	$0	$2,168	$(456)	$0	$(925)	$(1,381)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	0	0	0	105	105

	$0	$0	$0	$0	$136	$136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,168	$0	$2,168

	$0	$0	$0	$2,168	$136	$2,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$126	$133
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$456	$0	$456
Swap Agreements	0	925	0	0	0	925

	$0	$925	$0	$456	$0	$1,381

	$0	$932	$0	$456	$126	$1,514

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(204)	$(204)
Swap Agreements	0	404	0	0	379	783

	$0	$404	$0	$0	$175	$579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,715	$0	$1,715
Swap Agreements	0	237	0	0	28	265

	$0	$237	$0	$1,715	$28	$1,980

	$0	$641	$0	$1,715	$203	$2,559

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(56)	$(56)
Swap Agreements	0	(18)	0	0	992	974

	$0	$(18)	$0	$0	$936	$918

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,713	$0	$1,713
Swap Agreements	0	836	0	0	0	836

	$0	$836	$0	$1,713	$0	$2,549

	$0	$818	$0	$1,713	$936	$3,467

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,551	$0	$8,551
Corporate Bonds & Notes
Banking & Finance	0	34,758	0	34,758
Industrials	0	13,826	0	13,826
Utilities	0	7,998	0	7,998
Municipal Bonds & Notes
Illinois	0	284	0	284
U.S. Government Agencies	0	42,017	0	42,017
U.S. Treasury Obligations	0	16,788	0	16,788
Non-Agency Mortgage-Backed Securities	0	20,703	0	20,703
Asset-Backed Securities	0	50,025	0	50,025
Sovereign Issues	0	2,082	0	2,082
Short-Term Instruments
Certificates of Deposit	0	2,214	0	2,214
Short-Term Notes	0	1,801	0	1,801
Japan Treasury Bills	0	3,423	0	3,423
U.S. Treasury Bills	0	1,645	0	1,645

	$0	$206,115	$0	$206,115

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,956	$0	$0	$14,956

Total Investments	$14,956	$206,115	$0	$221,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(184)	$0	$(184)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	31	105	0	136
Over the counter	0	2,168	0	2,168

	$31	$2,273	$0	$2,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(133)	0	(133)
Over the counter	0	(1,381)	0	(1,381)

	$0	$(1,514)	$0	$(1,514)

Total Financial Derivative Instruments	$31	$759	$0	$790

Totals	$14,987	$206,690	$0	$221,677

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements (Cont.)

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker- dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$135,346	$(120,400)	$11	$(1)	$14,956	$145	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and

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Notes to Financial Statements (Cont.)

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

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Notes to Financial Statements (Cont.)

credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s

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transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered

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Notes to Financial Statements (Cont.)

minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure

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by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.40%
Administrative Class	0.40%
Advisor Class	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2016	33

Notes to Financial Statements (Cont.)

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fees, or reimburse the Portfolio, to the extent that the payment of the Portfolio’s organizational expenses and prorata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed to PIMCO, provided organizational expenses and pro rata Trustees’ fees plus the amount reimbursed does not exceed the Expense Limit. The remaining recoverable amount to PIMCO at December 31, 2016 was (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$0	$0	$80	$80

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$21,578	$2,435

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$362,579	$314,365	$74,663	$22,388

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period From 04/29/2016 - 12/31/2016
	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000
Administrative Class	3,606	36,843
Advisor Class	17,115	171,695
Issued as reinvestment of distributions
Institutional Class	3	27
Administrative Class	57	586
Advisor Class	610	6,236
Cost of shares redeemed
Institutional Class	(300)	(3,100)
Administrative Class	(1,911)	(19,593)
Advisor Class	(1,176)	(12,127)
Net increase (decrease) resulting from Portfolio share transactions	18,304	$183,567

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 81% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Income Portfolio	$683	$0	$2,645	$(3)	$(307)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amount in thousands):

	Short-Term	Long-Term
PIMCO Income Portfolio	$151	$156

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2016	35

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Income Portfolio	$221,099	$3,139	$(3,167)	$(28)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Income Portfolio	$6,849	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO

Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Income Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 29, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	BRC	Barclays Bank PLC	GST	Goldman Sachs International
BOA	Bank of America N.A.	CBK	Citibank N.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BBSW	Bank Bill Swap Reference Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Portfolio	0.00%	0.00%	$3,672	$388

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	39

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	41

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Low Duration Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in

4	PIMCO VARIABLE INSURANCE TRUST

“pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	—	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Corporate Bonds & Notes	32.3%
U.S. Government Agencies	24.6%
Short-Term Instruments‡	17.6%
U.S. Treasury Obligations	9.5%
Asset-Backed Securities	7.4%
Other	8.6%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Low Duration Portfolio Institutional Class	1.56%	1.79%	3.57%	3.97%
PIMCO Low Duration Portfolio Administrative Class	1.41%	1.63%	3.41%	3.79%
PIMCO Low Duration Portfolio Advisor Class	1.30%	1.53%	3.32%	3.43%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.88%	0.57%	2.12%	3.03%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/16/1999.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade credit contributed to performance.

»	Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance.

»	Holdings of securitized credit, such as non-Agency mortgage-backed securities and CMBS, contributed to performance.

»	Exposure to high yield credit benefited performance.

»	Long U.S. dollar positions versus a basket of emerging market currencies, primarily the Korean won, benefited performance.

»	An underweight to U.S. interest rates during the earlier portions of the reporting period detracted from performance.

»	An underweight to U.K. interest rates detracted from performance.

»	Long U.S. dollar position versus the Japanese yen detracted from performance, primarily in the first half of the year.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,005.20	$2.55	$1,000.00	$1,022.87	$2.57	0.50%
Administrative Class	1,000.00	1,004.40	3.31	1,000.00	1,022.11	3.34	0.65
Advisor Class	1,000.00	1,003.90	3.82	1,000.00	1,021.60	3.85	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366(to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Dividends From Net Investment Income	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$10.25	$0.16	$0.00	$0.16	$(0.09)	$(0.08)	$(0.17)
12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	0.00	(0.17)
12/31/2012	10.38	0.15	0.47	0.62	(0.22)	0.00	(0.22)
Administrative Class
12/31/2016	10.25	0.14	0.00	0.14	(0.07)	(0.08)	(0.15)
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	0.00	(0.16)
12/31/2012	10.38	0.14	0.46	0.60	(0.20)	0.00	(0.20)
Advisor Class
12/31/2016	10.25	0.13	0.00	0.13	(0.06)	(0.08)	(0.14)
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	0.00	(0.14)
12/31/2012	10.38	0.13	0.46	0.59	(0.19)	0.00	(0.19)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

(a) Per share amounts based on average number of shares outstanding during the year.

(b) The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Excluding Interest Expense and Waivers	Net Investment Income	Portfolio Turnover Rate

$10.24	1.56%	$8,710	0.50%	0.50%	1.59%	391%
10.25	0.47	8,291	0.51	0.50	1.39	181
10.58	1.00	13,590	0.50	0.50	0.96	208
10.61	0.01	58,621	0.50	0.50	0.95	316
10.78	6.01	54,192	0.50	0.50	1.45	647

10.24	1.41	1,248,263	0.65	0.65	1.40	391
10.25	0.31	1,323,009	0.66	0.65	1.32	181
10.58	0.85	1,481,605	0.65	0.65	0.90	208
10.61	(0.14)	1,510,077	0.65	0.65	0.79	316
10.78	5.85	1,527,088	0.65	0.65	1.29	647

10.24	1.30	717,542	0.75	0.75	1.31	391
10.25	0.21	677,728	0.76	0.75	1.25	181
10.58	0.75	647,468	0.75	0.75	0.80	208
10.61	(0.23)	617,374	0.75	0.75	0.69	316
10.78	5.75	532,901	0.75	0.75	1.18	647

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$2,224,169
Investments in Affiliates	322,117
Financial Derivative Instruments
Exchange-traded or centrally cleared	366
Over the counter	18,447
Deposits with counterparty	4,906
Foreign currency, at value	40,468
Receivable for investments sold	11
Receivable for TBA investments sold	491,854
Receivable for Portfolio shares sold	2,892
Interest and/or dividends receivable	6,220
Dividends receivable from Affiliates	259
Total Assets	3,111,709

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,051
Financial Derivative Instruments
Exchange-traded or centrally cleared	391
Over the counter	7,804
Payable for investments purchased	3,008
Payable for investments in Affiliates purchased	259
Payable for investments purchased on a delayed-delivery basis	39,859
Payable for TBA investments purchased	1,066,220
Deposits from counterparty	14,049
Payable for Portfolio shares redeemed	285
Accrued investment advisory fees	445
Accrued supervisory and administrative fees	445
Accrued distribution fees	163
Accrued servicing fees	168
Other liabilities	47
Total Liabilities	1,137,194

Net Assets	$1,974,515

Net Assets Consist of:
Paid in capital	$2,028,139
(Overdistributed) net investment income	(3,490)
Accumulated undistributed net realized (loss)	(52,569)
Net unrealized appreciation	2,435
Net Assets	$1,974,515

Net Assets:
Institutional Class	$8,710
Administrative Class	1,248,263
Advisor Class	717,542

Shares Issued and Outstanding:
Institutional Class	850
Administrative Class	121,890
Advisor Class	70,067

Net Asset Value Per Share Outstanding:
Institutional Class	$10.24
Administrative Class	10.24
Advisor Class	10.24

Cost of investments in securities	$2,237,695
Cost of investments in Affiliates	$322,133
Cost of foreign currency held	$40,531
Proceeds received on short sales	$4,054
Cost or premiums of financial derivative instruments, net	$(1,083)

* Includes repurchase agreements of:	$656

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$39,970
Dividends from Investments in Affiliates	703
Total Income	40,673

Expenses:
Investment advisory fees	4,930
Supervisory and administrative fees	4,930
Servicing fees - Administrative Class	1,908
Distribution and/or servicing fees - Advisor Class	1,729
Trustee fees	54
Interest expense	75
Total Expenses	13,626

Net Investment Income	27,047

Net Realized Gain (Loss):
Investments in securities	(22,441)
Investments in Affiliates	(402)
Exchange-traded or centrally cleared financial derivative instruments	(21,566)
Over the counter financial derivative instruments	25,721
Foreign currency	(2,142)

Net Realized (Loss)	(20,830)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	25,223
Investments in Affiliates	448
Exchange-traded or centrally cleared financial derivative instruments	10,352
Over the counter financial derivative instruments	(16,485)
Foreign currency assets and liabilities	214

Net Change in Unrealized Appreciation	19,752

Net Increase in Net Assets Resulting from Operations	$25,969

* Foreign tax withholdings	$17

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$27,047	$26,354
Net realized (loss)	(20,830)	(20,963)
Net change in unrealized appreciation	19,752	2,116

Net Increase in Net Assets Resulting from Operations	25,969	7,507

Distributions to Shareholders:
From net investment income
Institutional Class	(75)	(308)
Administrative Class	(9,587)	(45,888)
Advisor Class	(4,536)	(22,510)
Tax basis return of capital
Institutional Class	(62)	0
Administrative Class	(9,447)	0
Advisor Class	(5,132)	0

Total Distributions (a)	(28,839)	(68,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(31,643)	(72,436)

Total (Decrease) in Net Assets	(34,513)	(133,635)

Net Assets:
Beginning of year	2,009,028	2,142,663
End of year*	$1,974,515	$2,009,028

* Including (overdistributed) net investment income of:	$(3,490)	$(17,299)

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.7%

BANK LOAN OBLIGATIONS 0.1%
FCA U.S. LLC
3.500% due 05/24/2017		$1,730	$1,737

Total Bank Loan Obligations (Cost $1,731)			1,737

CORPORATE BONDS & NOTES 41.7%

BANKING & FINANCE 29.6%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,296
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,808
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,362
6.250% due 12/01/2017		2,000	2,077
American Tower Corp.
2.800% due 06/01/2020		9,900	9,908
AvalonBay Communities, Inc.
3.625% due 10/01/2020		3,000	3,115
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	3,500	1,050
Bank of America Corp.
1.723% due 09/15/2026		$900	808
5.650% due 05/01/2018		8,000	8,384
6.875% due 11/15/2018		2,700	2,937
Bank of America N.A.
1.263% due 06/15/2017		23,900	23,889
Bank of Nova Scotia
1.875% due 04/26/2021		6,800	6,638
Barclays PLC
2.992% due 08/10/2021		4,900	5,024
BB&T Corp.
1.595% due 01/15/2020		5,100	5,120
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,500	1,554
BPCE S.A.
1.182% due 03/06/2017	GBP	2,300	2,837
1.608% due 06/23/2017		$400	400
1.625% due 02/10/2017		2,100	2,101
CIT Group, Inc.
3.875% due 02/19/2019		600	614
4.250% due 08/15/2017		7,200	7,299
5.000% due 05/15/2018		9,700	9,845
Citigroup, Inc.
1.576% due 04/27/2018		18,200	18,279
1.767% due 07/30/2018		12,000	12,077
1.800% due 02/05/2018		2,500	2,500
2.378% due 03/30/2021		4,300	4,371
Citizens Bank N.A.
2.300% due 12/03/2018		2,300	2,312
2.500% due 03/14/2019		2,500	2,520
Commonwealth Bank of Australia
1.750% due 11/02/2018		1,800	1,796
Credit Agricole S.A.
1.923% due 06/10/2020		11,400	11,453
Credit Suisse Group Funding Guernsey Ltd.
3.172% due 04/16/2021		5,800	6,017
Deutsche Bank AG
2.792% due 05/10/2019		6,400	6,496
4.250% due 10/14/2021		2,000	2,008
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,266
5.500% due 06/26/2017		$4,500	4,569
Ford Motor Credit Co. LLC
1.806% due 11/04/2019		6,000	6,021
1.863% due 06/15/2018		6,000	6,016
2.375% due 01/16/2018		5,224	5,248
2.456% due 01/08/2019		5,600	5,697
3.000% due 06/12/2017		2,700	2,716
5.750% due 02/01/2021		600	658

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.236% due 04/10/2018		$4,600	$4,628
2.440% due 01/15/2020		3,900	3,943
2.940% due 01/15/2019		5,500	5,599
3.000% due 09/25/2017		5,000	5,049
3.200% due 07/13/2020		7,000	7,022
4.750% due 08/15/2017		2,000	2,038
Goldman Sachs Group, Inc.
2.042% due 04/23/2020		15,200	15,352
2.087% due 04/30/2018		8,200	8,273
2.163% due 09/15/2020		4,500	4,544
2.242% due 04/23/2021		1,300	1,318
6.000% due 06/15/2020		2,000	2,218
7.500% due 02/15/2019		700	776
HSBC Bank PLC
1.546% due 05/15/2018		500	500
HSBC USA, Inc.
1.512% due 11/13/2019		12,900	12,863
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,988
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,207
ING Bank NV
2.050% due 08/17/2018		4,000	4,004
International Lease Finance Corp.
6.250% due 05/15/2019		2,250	2,424
8.750% due 03/15/2017		1,000	1,014
Intesa Sanpaolo SpA
2.375% due 01/13/2017		9,400	9,401
JPMorgan Chase & Co.
0.816% due 05/30/2017	GBP	6,300	7,762
1.441% due 03/01/2018		$3,000	3,006
1.837% due 01/23/2020		4,100	4,147
2.092% due 10/29/2020		5,800	5,908
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,000	1,032
Kookmin Bank
1.761% due 01/27/2017		10,000	10,003
LeasePlan Corp. NV
2.500% due 05/16/2018		900	901
3.000% due 10/23/2017		1,200	1,209
Macquarie Bank Ltd.
2.007% due 07/29/2020		8,900	8,960
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,602
Mitsubishi UFJ Financial Group, Inc.
2.811% due 03/01/2021		1,300	1,346
Morgan Stanley
2.261% due 02/01/2019		9,600	9,779
MUFG Americas Holdings Corp.
1.457% due 02/09/2018		3,500	3,495
MUFG Union Bank N.A.
1.281% due 05/05/2017		5,000	5,005
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2017	DKK	58,300	8,400
Nykredit Realkredit A/S
1.000% due 01/01/2018		167,100	24,015
2.000% due 07/01/2017		54,200	7,769
2.000% due 10/01/2017		44,500	6,411
Pacific Life Global Funding
3.813% due 06/02/2018		$3,500	3,449
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,528
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	71,100	10,103
1.000% due 01/01/2018		110,800	15,924
2.000% due 04/01/2017		323,500	46,081
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,735	3,094
Santander Bank N.A.
1.804% due 01/12/2018		$6,200	6,205
Santander Holdings USA, Inc.
2.380% due 11/24/2017		3,200	3,228
2.700% due 05/24/2019		3,400	3,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.500% due 09/15/2017		$4,900	$5,035
Sumitomo Mitsui Banking Corp.
1.460% due 01/16/2018		12,300	12,317
Synchrony Financial
2.111% due 02/03/2020		5,600	5,539
2.287% due 11/09/2017		5,800	5,839
UBS AG
1.375% due 08/14/2017		3,000	2,999
1.491% due 06/01/2017		6,500	6,508
UBS Group Funding Jersey Ltd.
2.661% due 04/14/2021		9,900	10,213
Unibail-Rodamco SE
1.650% due 04/16/2019		9,800	9,762
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,001
Wells Fargo & Co.
1.762% due 07/22/2020		2,000	2,011
2.282% due 03/04/2021		4,000	4,088

			584,319

INDUSTRIALS 8.2%
Actavis Funding SCS
2.033% due 03/12/2018		1,700	1,710
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,806
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,281
Aetna, Inc.
1.601% due 12/08/2017		3,900	3,914
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,707
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		3,400	3,419
Anheuser-Busch InBev Worldwide, Inc.
6.500% due 07/15/2018		300	321
Becton Dickinson and Co.
1.800% due 12/15/2017		1,623	1,627
2.675% due 12/15/2019		784	796
Boston Scientific Corp.
2.850% due 05/15/2020		2,800	2,842
5.125% due 01/12/2017		1,500	1,501
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		1,000	998
Cardinal Health, Inc.
1.950% due 06/15/2018		1,000	1,002
Charter Communications Operating LLC
3.579% due 07/23/2020		3,700	3,775
4.464% due 07/23/2022		600	627
ConocoPhillips Co.
1.806% due 05/15/2022		3,500	3,468
Cox Communications, Inc.
9.375% due 01/15/2019		400	452
Daimler Finance North America LLC
1.303% due 03/10/2017		11,700	11,705
1.354% due 03/02/2018		2,700	2,705
2.000% due 08/03/2018		6,000	6,009
2.375% due 08/01/2018		900	907
Diamond Finance Corp.
3.480% due 06/01/2019		10,200	10,416
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,765
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,326
Energy Transfer Partners LP
6.700% due 07/01/2018		2,800	2,975
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,439
5.400% due 11/01/2020		2,400	2,639
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,358

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Humana, Inc.
7.200% due 06/15/2018	$1,200	$1,290
Hyundai Capital America
1.450% due 02/06/2017	950	950
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	1,250	1,251
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019	500	503
9.000% due 02/01/2019	300	338
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,500	1,503
7.000% due 06/15/2017	1,500	1,535
7.250% due 06/01/2018	400	426
KLA-Tencor Corp.
2.375% due 11/01/2017	500	503
3.375% due 11/01/2019	150	154
Kraft Heinz Foods Co.
2.000% due 07/02/2018	1,000	1,000
Merck & Co., Inc.
1.257% due 02/10/2020	4,700	4,727
MGM Resorts International
8.625% due 02/01/2019	1,000	1,129
Newell Brands, Inc.
2.600% due 03/29/2019	1,300	1,315
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018	200	200
1.950% due 09/12/2017	400	401
2.350% due 03/04/2019	200	201
Oracle Corp.
1.900% due 09/15/2021	9,900	9,671
Pearson Dollar Finance PLC
6.250% due 05/06/2018	600	630
Pioneer Natural Resources Co.
6.875% due 05/01/2018	300	319
QUALCOMM, Inc.
3.000% due 05/20/2022	4,600	4,660
Reynolds American, Inc.
2.300% due 06/12/2018	1,000	1,007
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	300	303
Southwestern Energy Co.
5.050% due 01/23/2018	700	712
Telefonica Emisiones S.A.U.
1.648% due 06/23/2017	13,000	13,021
Time Warner Cable LLC
5.850% due 05/01/2017	700	710
6.750% due 07/01/2018	1,900	2,029
8.750% due 02/14/2019	1,100	1,240
UnitedHealth Group, Inc.
1.400% due 12/15/2017	1,000	1,000
1.450% due 07/17/2017	1,800	1,803
1.900% due 07/16/2018	1,500	1,507
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	1,500	1,498
1.351% due 11/20/2017	7,500	7,482
1.386% due 05/22/2018	1,900	1,891
2.450% due 11/20/2019	4,200	4,190
Walgreens Boots Alliance, Inc.
1.750% due 11/17/2017	1,700	1,704
WestRock RKT Co.
4.450% due 03/01/2019	400	417
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,102
Woodside Finance Ltd.
3.650% due 03/05/2025	650	635

		162,447

UTILITIES 3.9%
AES Corp.
3.931% due 06/01/2019	196	197
AT&T, Inc.
1.418% due 03/30/2017	6,800	6,804

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.928% due 06/30/2020	$12,300	$12,373
3.000% due 06/30/2022	500	491
Consumers Energy Co.
6.700% due 09/15/2019	200	225
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,719
Exelon Corp.
1.550% due 06/09/2017	900	898
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,562
KT Corp.
1.750% due 04/22/2017	3,700	3,700
Petrobras Global Finance BV
4.875% due 03/17/2020	4,400	4,361
Plains All American Pipeline LP
8.750% due 05/01/2019	700	797
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	14,985
Verizon Communications, Inc.
2.550% due 06/17/2019	4,655	4,721
2.709% due 09/14/2018	21,300	21,781

		76,614

Total Corporate Bonds & Notes (Cost $832,992)		823,380

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.6%
University of California Revenue Bonds, Series 2011
1.117% due 07/01/2041	10,600	10,600

TEXAS 0.0%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
1.946% due 04/01/2040	290	289

Total Municipal Bonds & Notes (Cost $10,896)		10,889

U.S. GOVERNMENT AGENCIES 31.7%
Fannie Mae
0.816% due 12/25/2036 - 07/25/2037	452	442
1.000% due 01/25/2043	293	270
1.106% due 09/25/2042 - 03/25/2044	358	356
1.256% due 12/25/2022	34	34
1.556% due 04/25/2023	38	39
1.606% due 02/25/2023	2	2
1.636% due 06/17/2027	26	27
1.656% due 05/25/2022	3	3
1.741% due 07/01/2042 - 06/01/2043	266	272
1.791% due 09/01/2041	181	184
1.941% due 09/01/2040	1	1
2.421% due 11/01/2035	37	39
2.774% due 09/01/2035	238	254
2.834% due 07/01/2035	50	52
2.962% due 05/01/2038	4,068	4,314
4.000% due 11/01/2044 - 08/01/2045	148	155
4.311% due 12/01/2036	13	13
4.500% due 03/01/2018 - 08/01/2046	15,073	16,137
4.714% due 09/01/2034	7	7
5.000% due 05/01/2027 - 04/25/2033	195	212
5.500% due 12/01/2027 - 12/01/2028	670	745
5.591% due 12/25/2042	7	8
6.000% due 03/01/2017 - 01/01/2039	2,446	2,798
6.500% due 04/01/2036	94	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 01/01/2047 - 02/01/2047	$97,000	$96,240
3.500% due 01/01/2047 - 02/01/2047	202,000	206,819
4.000% due 01/01/2047 - 02/01/2047	132,400	139,054
4.500% due 01/01/2047 - 02/01/2047	119,000	127,841
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,077	1,086
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.796% due 12/25/2036	496	494
1.016% due 08/25/2031	116	114
1.104% due 06/15/2018	1	1
1.741% due 02/25/2045	237	240
2.000% due 11/15/2026	7,077	7,099
2.966% due 07/01/2035	83	88
3.021% due 09/01/2035	276	294
5.000% due 05/01/2024 - 12/01/2041	524	575
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	51	59
8.554% due 08/15/2044	4,613	5,260
Ginnie Mae
0.990% due 06/20/2065	3,747	3,722
1.050% due 10/20/2065	10,676	10,616
1.750% due 02/20/2041	419	421
6.000% due 09/15/2017	36	37

Total U.S. Government Agencies (Cost $627,509)		626,533

U.S. TREASURY OBLIGATIONS 12.3%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2018	152,982	154,410
0.125% due 04/15/2019 (i)(k)	28,884	29,251
0.125% due 04/15/2020	24,463	24,723
0.125% due 04/15/2021	10,505	10,571
0.625% due 07/15/2021 (i)	10,188	10,520
0.750% due 02/15/2042	1,926	1,826
1.000% due 02/15/2046	510	512
1.250% due 07/15/2020 (i)(k)	4,212	4,450
1.375% due 02/15/2044 (k)	5,186	5,666

Total U.S. Treasury Obligations (Cost $242,105)		241,929

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%
Adjustable Rate Mortgage Trust
5.094% due 09/25/2035	760	634
American Home Mortgage Investment Trust
3.082% due 10/25/2034	133	134
3.293% due 02/25/2045	120	122
Banc of America Commercial Mortgage Trust
5.587% due 04/10/2049	1,841	1,850
Banc of America Funding Trust
1.036% due 07/25/2037	941	808
3.211% due 01/20/2047 ^	379	322
Banc of America Mortgage Trust
3.170% due 07/25/2034	465	473
3.296% due 08/25/2034	1,528	1,515
3.390% due 05/25/2033	267	270
6.500% due 10/25/2031	6	6
Bear Stearns Adjustable Rate Mortgage Trust
2.819% due 04/25/2033	4	4
2.820% due 08/25/2035	794	793
3.109% due 02/25/2033	1	1
3.128% due 03/25/2035	969	978
3.321% due 07/25/2034	228	221
3.476% due 01/25/2035	2,986	2,926
3.526% due 01/25/2034	17	17
3.588% due 01/25/2035	119	116

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
0.916% due 02/25/2034		$368	$338
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		89	89
Bear Stearns Structured Products, Inc. Trust
3.006% due 01/26/2036		838	660
3.107% due 12/26/2046		497	385
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.036% due 01/25/2035		65	59
Citigroup Commercial Mortgage Trust
5.711% due 12/10/2049		3,500	3,531
6.136% due 12/10/2049		736	751
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		4	4
Citigroup Mortgage Loan Trust, Inc.
3.040% due 05/25/2035		114	112
3.041% due 08/25/2035 ^		505	352
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		5,852	5,849
Countrywide Alternative Loan Trust
0.936% due 05/25/2047		405	345
6.000% due 10/25/2033		11	11
Countrywide Home Loan Mortgage Pass-Through Trust
3.094% due 11/20/2034		950	916
3.105% due 11/25/2034		466	462
3.156% due 02/20/2035		612	615
3.306% due 02/20/2036 ^		399	354
Credit Suisse First Boston Mortgage Securities Corp.
1.173% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
3.024% due 09/26/2047		411	411
3.083% due 09/27/2036		165	165
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.054% due 06/26/2035		131	130
Eurosail PLC
0.044% due 12/10/2044	EUR	132	136
1.077% due 09/13/2045	GBP	651	796
1.327% due 06/13/2045		9,300	11,003
First Horizon Alternative Mortgage Securities Trust
2.757% due 09/25/2034		$945	922
First Horizon Mortgage Pass-Through Trust
2.911% due 02/25/2035		1,987	1,970
2.978% due 08/25/2035		226	196
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		5,288	5,305
GMAC Mortgage Corp. Loan Trust
3.435% due 11/19/2035		185	167
Great Hall Mortgages PLC
1.123% due 06/18/2039		1,871	1,787
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,130
GS Mortgage Securities Trust
2.286% due 11/10/2045 (a)		2,805	224
GSR Mortgage Loan Trust
3.010% due 09/25/2035		528	548
3.293% due 09/25/2034		130	125
HarborView Mortgage Loan Trust
1.176% due 05/19/2035		103	87
3.107% due 07/19/2035		510	450
Impac CMB Trust
1.756% due 07/25/2033		129	125
Infinity Classico
0.011% due 02/15/2024	EUR	451	471
JPMorgan Chase Commercial Mortgage Securities Trust
2.005% due 10/15/2045 (a)		$20,623	1,384
5.420% due 01/15/2049		146	146
5.794% due 02/12/2051		2,591	2,631
5.882% due 02/15/2051		1,081	1,096
JPMorgan Commercial Mortgage-Backed Securities Trust
5.716% due 03/18/2051		605	606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		$22	$19
Juno Eclipse Ltd.
0.000% due 11/20/2022	EUR	1,337	1,395
MASTR Asset Securitization Trust
5.500% due 09/25/2033		$4	4
Merrill Lynch Mortgage Investors Trust
1.006% due 11/25/2035		152	140
1.416% due 09/25/2029		974	967
1.617% due 10/25/2035		89	85
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		1,984	1,989
Morgan Stanley Capital Trust
5.665% due 04/15/2049		8,400	8,460
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.036% due 12/25/2035		598	548
1.066% due 04/25/2035		132	133
PHHMC Trust
5.602% due 07/18/2035		505	506
Prime Mortgage Trust
1.156% due 02/25/2034		7	7
Residential Funding Mortgage Securities, Inc. Trust
3.412% due 09/25/2035 ^		809	638
RFTI Issuer Ltd.
2.454% due 08/15/2030		9,604	9,595
Structured Adjustable Rate Mortgage Loan Trust
1.974% due 01/25/2035		259	203
3.081% due 08/25/2035		209	193
3.093% due 02/25/2034		261	262
3.124% due 08/25/2034		334	332
Structured Asset Mortgage Investments Trust
1.036% due 02/25/2036 ^		150	127
1.396% due 09/19/2032		3	3
Ulysses European Loan Conduit PLC
0.561% due 07/25/2017	GBP	2,700	3,318
Wachovia Bank Commercial Mortgage Trust
0.917% due 04/15/2047		$9,800	9,768
WaMu Mortgage Pass-Through Certificates Trust
1.026% due 12/25/2045		131	125
1.297% due 01/25/2047		292	265
1.436% due 01/25/2045		775	712
1.767% due 11/25/2042		47	43
1.933% due 08/25/2042		106	102
1.967% due 06/25/2042		27	26
Washington Mutual Mortgage Loan Trust
1.737% due 05/25/2041		2	2
Wells Fargo Commercial Mortgage Trust
2.018% due 10/15/2045 (a)		4,643	327
Wells Fargo Mortgage-Backed Securities Trust
2.876% due 03/25/2035		198	200
3.003% due 03/25/2036		278	278
3.029% due 12/25/2034		262	258
3.039% due 09/25/2034		4,429	4,516
3.040% due 01/25/2035		331	334

Total Non-Agency Mortgage-Backed Securities (Cost $113,970)			107,915

ASSET-BACKED SECURITIES 9.6%
ACE Securities Corp. Home Equity Loan Trust
0.816% due 10/25/2036		110	63
1.656% due 12/25/2034		1,518	1,408
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.256% due 09/25/2035		7,100	6,879
Amortizing Residential Collateral Trust
1.336% due 07/25/2032		13	12
Asset-Backed Funding Certificates Trust
1.431% due 06/25/2035		8,378	8,205
Asset-Backed Securities Corp. Home Equity Loan Trust
2.354% due 03/15/2032		103	101
Atlas Senior Loan Fund Ltd.
2.126% due 08/15/2024		4,915	4,916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AVANT Loans Funding Trust
2.960% due 09/16/2019		$4,296	$4,300
3.920% due 08/15/2019		1,448	1,455
Bear Stearns Asset-Backed Securities Trust
1.756% due 10/25/2037		1,806	1,703
Cadogan Square CLO BV
0.040% due 01/17/2023	EUR	634	667
Capital Auto Receivables Asset Trust
1.439% due 11/20/2018		$3,478	3,485
Carlyle Global Market Strategies CLO Ltd.
2.111% due 04/20/2022		3,072	3,076
Carlyle High Yield Partners Ltd.
1.103% due 04/19/2022		462	462
Cavalry CLO Ltd.
2.250% due 01/16/2024		7,201	7,207
CIFC Funding Ltd.
2.292% due 12/05/2024		4,800	4,806
Citigroup Mortgage Loan Trust, Inc.
1.476% due 09/25/2035 ^		4,223	4,133
Countrywide Asset-Backed Certificates
0.996% due 12/25/2031 ^		28	21
1.456% due 12/25/2033		1,507	1,423
1.556% due 03/25/2033		1,071	1,026
Credit Suisse First Boston Mortgage Securities Corp.
1.376% due 01/25/2032		7	6
Duane Street CLO Ltd.
1.132% due 11/14/2021		85	85
Educational Services of America, Inc.
1.906% due 09/25/2040		1,424	1,415
Equity One Mortgage Pass-Through Trust
1.316% due 11/25/2032		3	3
First Franklin Mortgage Loan Trust
1.476% due 05/25/2035		279	276
Fortress Credit Investments Ltd.
2.130% due 07/17/2023		3,112	3,114
Fraser Sullivan CLO Ltd.
1.956% due 04/20/2023		1,848	1,849
GE-WMC Mortgage Securities Trust
0.796% due 08/25/2036		10	6
GM Financial Automobile Leasing Trust
1.239% due 10/22/2018		11,300	11,317
GSAMP Trust
1.146% due 01/25/2036		1,067	930
Halcyon Structured Asset Management European CLO BV
0.052% due 01/25/2023	EUR	57	60
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$2,395	2,402
JPMorgan Mortgage Acquisition Corp.
0.936% due 02/25/2036		548	543
0.986% due 05/25/2035		6,456	6,330
Jubilee CDO BV
0.049% due 08/21/2021	EUR	115	121
KVK CLO Ltd.
2.332% due 02/10/2025		$6,382	6,387
LCM LP
2.138% due 10/19/2022		5,100	5,099
Madison Park Funding Ltd.
1.160% due 02/26/2021		2,618	2,611
Malin CLO BV
0.000% due 05/07/2023	EUR	2,390	2,517
0.015% due 05/07/2023		2,000	2,092
Massachusetts Educational Financing Authority
1.832% due 04/25/2038		$438	433
Motor PLC
1.361% due 06/25/2022		5,222	5,224
Navient Private Education Loan Trust
1.904% due 12/15/2028		2,100	2,122
NYMT Residential
4.000% due 03/25/2021		2,354	2,342
Panhandle-Plains Higher Education Authority, Inc.
1.976% due 10/01/2035		1,121	1,110

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panther CDO BV
0.067% due 03/20/2084	EUR	2,728	$2,866
Prestige Auto Receivables Trust
1.460% due 07/15/2020		$6,000	5,995
RAAC Trust
1.236% due 03/25/2037		484	473
Renaissance Home Equity Loan Trust
1.256% due 12/25/2033		3,276	3,084
Residential Asset Securities Corp. Trust
1.076% due 01/25/2036		2,059	2,051
1.469% due 01/25/2034		3,915	3,591
SLC Student Loan Trust
1.032% due 11/15/2021		2,026	2,025
1.063% due 09/15/2026		4,527	4,488
SLM Private Credit Student Loan Trust
1.143% due 03/15/2024		212	211
1.153% due 12/15/2023		315	312
SLM Private Education Loan Trust
1.454% due 10/16/2023		66	66
SLM Student Loan Trust
0.972% due 10/25/2024		3,280	3,265
2.382% due 04/25/2023		437	438
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		5,700	5,687
South Carolina Student Loan Corp.
1.681% due 03/02/2020		744	744
Specialty Underwriting & Residential Finance Trust
1.146% due 12/25/2036		4,800	4,105
Stone Tower CLO Ltd.
1.110% due 04/17/2021		3	3
Structured Asset Investment Loan Trust
1.461% due 03/25/2034		599	556
1.731% due 10/25/2033		606	597
Telos CLO Ltd.
2.530% due 04/17/2025		8,469	8,483
Tralee CLO Ltd.
1.803% due 07/20/2026		5,000	4,993
VOLT LLC
4.125% due 10/25/2045		2,456	2,477
4.375% due 11/27/2045		2,805	2,834
Voya CLO Ltd.
2.180% due 10/15/2022		4,800	4,803
2.200% due 10/15/2022		5,300	5,306
Wells Fargo Home Equity Asset-Backed Securities Trust
1.016% due 05/25/2036		1,100	1,064
WhiteHorse Ltd.
2.078% due 02/03/2025		5,000	5,000

Total Asset-Backed Securities (Cost $186,061)			189,259

SOVEREIGN ISSUES 4.9%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	2,977

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional (d)
0.000% due 04/01/2017	BRL	121,400	$36,160
0.000% due 10/01/2017		25,600	7,230
0.000% due 01/01/2018		29,700	8,189
0.000% due 04/01/2018		77,100	20,748
Export-Import Bank of Korea
1.631% due 01/17/2017		$4,600	4,600
Korea Development Bank
1.507% due 01/23/2017		800	800
3.875% due 05/04/2017		1,200	1,209
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	500
Province of Ontario
1.100% due 10/25/2017		13,600	13,580

Total Sovereign Issues (Cost $95,879)			95,993

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
6.250% due 07/15/2033 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 0.5%
Barclays Bank PLC
1.696% due 12/06/2017		$9,900	9,908

COMMERCIAL PAPER 4.2%
Autonation, Inc.
1.300% due 01/03/2017		10,200	10,199
1.300% due 01/04/2017		7,700	7,699
Comcast Corp.
1.050% due 01/24/2017		2,600	2,598
1.060% due 01/27/2017		5,700	5,696
Dominion Resources
1.040% due 01/13/2017		8,000	7,997
Energy Transfer Partners LP
1.550% due 01/10/2017		3,800	3,799
Entergy Corp.
1.090% due 01/04/2017		11,600	11,598
Enterprise Products Operating LLC
1.070% due 01/23/2017		3,000	2,998
Marriott International
1.015% due 01/18/2017		12,000	11,995
NiSource Finance Corp.
1.050% due 01/09/2017		6,900	6,898
Plains All American Pipeline
1.570% due 01/13/2017		3,000	2,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wyndham Worldwide
1.350% due 01/13/2017		8,200	$8,197

			82,673

REPURCHASE AGREEMENTS (g) 0.0%
			656

SHORT-TERM NOTES 0.5%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		5,900	5,934
2.738% due 10/05/2017		4,100	4,139

			10,073

MEXICO TREASURY BILLS 0.2%
5.789% due 02/02/2017 (d)(e)	MXN	101,200	4,859

U.S. TREASURY BILLS 0.9%
0.453% due 01/12/2017 - 03/09/2017 (c)(d)(k)		$18,373	18,365

Total Short-Term Instruments (Cost $126,552)			126,534

Total Investments in Securities (Cost $2,237,695)			2,224,169

		SHARES
INVESTMENTS IN AFFILIATES 16.3%

SHORT-TERM INSTRUMENTS 16.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.3%
PIMCO Short-Term Floating NAV Portfolio III		32,586,448	322,117

Total Short-Term Instruments (Cost $322,133)			322,117

Total Investments in Affiliates (Cost $322,133)			322,117

Total Investments 129.0% (Cost $2,559,828)			$2,546,286

Financial Derivative Instruments (h)(j) 0.5% (Cost or Premiums, net $(1,083))			10,618

Other Assets and Liabilities, net (29.5)%			(582,389)

Net Assets 100.0%			$1,974,515

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$656	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(670)	$656	$656

Total Repurchase Agreements						$(670)	$656	$656

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(4,245) at a weighted average interest rate of 0.697%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.000%	01/01/2047	$100	$(109)	$(109)
Fannie Mae, TBA	6.000	01/01/2047	3,000	(3,399)	(3,397)
Freddie Mac, TBA	5.000	01/01/2047	500	(546)	(545)

Total Short Sales				$(4,054)	$(4,051)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$656	$0	$0	$656	$(670)	$(14)

Total Borrowings and Other Financing Transactions	$656	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Long	06/2018	418	$(6)	$26	$0
90-Day Eurodollar March Futures	Long	03/2019	610	175	46	0
90-Day Eurodollar September Futures	Long	09/2018	1,469	38	92	0
Euro-Bund 10-Year Bond March Futures	Short	03/2017	26	(66)	12	(15)
U.S. Treasury 2-Year Note March Futures	Long	03/2017	1,726	(301)	108	0
U.S. Treasury 5-Year Note March Futures	Long	03/2017	484	(128)	79	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	95	(229)	0	(71)

Total Futures Contracts				$(517)	$363	$(86)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.163%	$ 1,000	$(10)	$1	$0	$0
BP Capital Markets America, Inc.	1.000	12/20/2019	0.452	EUR 7,200	127	23	2	0
BP Capital Markets America, Inc.	1.000	12/20/2021	0.813	2,800	28	13	1	0
MetLife, Inc.	1.000	03/20/2019	0.382	$ 1,700	24	4	0	(1)
Prudential Financial, Inc.	1.000	09/20/2019	0.418	8,400	135	16	0	(2)
Volkswagen International Finance NV	1.000	12/20/2017	0.289	EUR 3,200	25	4	0	0
Volkswagen International Finance NV	1.000	12/20/2018	0.459	1,700	20	3	0	0

					$349	$64	$3	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2020	$128,800	$(862)	$1,870	$0	$(85)
Receive*	3-Month USD-LIBOR	1.450	06/28/2021	65,000	1,126	1,243	0	(49)
Receive	3-Month USD-LIBOR	1.500	12/21/2021	8,000	178	55	0	(9)
Receive	3-Month USD-LIBOR	2.250	06/15/2026	21,000	90	539	0	(67)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	7,010	371	569	0	(23)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027	700	59	(3)	0	(2)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	3,700	(100)	(26)	0	(31)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	4,000	70	339	0	(36)

					$932	$4,586	$0	$(302)

Total Swap Agreements					$1,281	$4,650	$3	$(305)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(i)	Securities with an aggregate market value of $14,383 and cash of $4,906 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$363	$3	$366	$0	$(86)	$(305)	$(391)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017	KRW	2,414,880		$2,064	$64	$0
	01/2017		$1,811	MYR	8,095	0	(7)
BOA	01/2017	TWD	55,568		$1,735	16	0
	01/2017		$19,994	EUR	19,225	246	0
	01/2017		4,400	KRW	5,173,080	0	(115)
	02/2017	EUR	19,225		$20,022	0	(245)
	04/2017	DKK	241,488		36,791	2,425	0
BPS	01/2017	BRL	67,104		21,722	1,124	(20)
	01/2017	GBP	37,772		47,232	678	0
	01/2017	MYR	520		116	0	0
	01/2017		$19,726	BRL	67,104	891	0
	01/2017		6,781	GBP	5,444	0	(71)
	02/2017		1,864	CHF	1,875	0	(18)
	02/2017		4,930	MXN	92,924	0	(472)
	03/2017	TWD	45,146		$1,429	35	0
	03/2017		$115	MYR	520	0	0
	04/2018	BRL	77,100		$20,421	0	(960)
BRC	07/2017	DKK	55,284		8,433	526	0
CBK	01/2017	GBP	4,724		5,960	138	0
	01/2017	KRW	56,002,189		49,486	3,098	0
	01/2017		$36,552	KRW	43,954,741	20	(163)
	02/2017		2,805	MXN	58,500	2	0
	03/2017	KRW	39,469,689		$32,671	0	(15)
DUB	01/2017		1,953,878		1,665	47	0
	01/2017	SGD	2,832		1,961	6	0
	01/2017		$628	KRW	741,071	0	(14)
	02/2017	MXN	271,241		$14,139	1,126	0
	04/2017	BRL	63,600		18,726	0	(338)
FBF	01/2017	KRW	1,088,080		938	37	0
	02/2017		$4,930	MXN	92,924	0	(472)
	03/2017	TWD	462,078		$14,661	397	0
GLM	01/2017	EUR	19,225		20,509	268	0
	01/2017	GBP	2,849		3,596	85	0
	01/2017	KRW	7,665,315		6,566	217	0
	01/2017		$5,646	GBP	4,531	0	(62)
	01/2017		3,833	KRW	4,354,384	0	(226)
	02/2017	DKK	281,500		$39,643	0	(281)
	02/2017	JPY	42,100		410	49	0
	02/2017		$7,712	MXN	158,830	0	(92)
HUS	01/2017	KRW	4,666,435		$3,985	120	0
	01/2017	SGD	1,707		1,224	45	0
	01/2017		$219	INR	14,797	0	(1)
	01/2017		6,647	KRW	7,768,947	0	(212)
	03/2017	TWD	126,869		$3,988	73	0
	10/2017	DKK	64,974		9,950	607	0
IND	01/2017		$26,734	GBP	21,836	179	0
	02/2017	GBP	21,836		$26,751	0	(181)
	02/2017	JPY	575,727		5,475	538	0
JPM	01/2017	AUD	640		472	10	0
	01/2017	KRW	7,026,347		6,007	187	0
	01/2017	SGD	14,243		9,970	135	0
	01/2017		$15,291	GBP	12,207	0	(246)
	01/2017		25,829	KRW	30,173,939	0	(836)
	01/2017		461	MYR	2,008	0	(13)
	01/2017		1,194	SGD	1,702	0	(19)
	01/2017		284	THB	10,231	2	0
	01/2017		1,267	TWD	40,633	0	(10)
	02/2017	CHF	1,443		$1,423	2	0
	02/2017		$10,975	JPY	1,244,700	0	(303)
	02/2017		2,805	MXN	58,500	2	0
	03/2017	THB	10,231		$283	0	(2)
	03/2017	TWD	700,559		21,938	316	0
	04/2017	DKK	57,879		8,947	711	0
	10/2017	BRL	25,600		7,240	0	(105)
	01/2018		29,700		8,146	0	(235)
NGF	01/2017	KRW	10,180,061		8,717	285	0
	03/2017	TWD	63,200		2,016	65	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	01/2017	KRW	8,088,561		$6,901	$201	$0
	01/2017	MYR	10,582		2,522	164	0
	01/2017		$3,086	KRW	3,585,724	0	(116)
	01/2017		228	MYR	998	0	(6)
	01/2017		468	TWD	14,929	0	(5)
	02/2017	MXN	100,388		$4,890	67	0
	02/2017		$4,345	MXN	83,215	0	(353)
	03/2017	TWD	51,739		$1,624	27	0
SOG	01/2017		$638	KRW	749,969	0	(17)
	03/2017	TWD	86,935		$2,718	35	0
TOR	01/2017	BRL	64,000		18,643	0	(1,021)
	01/2017		$19,428	BRL	64,000	236	0
	03/2017	SGD	8,540		$5,896	1	0
	04/2017	BRL	57,800		16,979	0	(347)
UAG	01/2017	THB	10,231		290	4	0
	01/2017		$1,639	GBP	1,327	0	(4)
	01/2017		2,184	KRW	2,583,890	0	(44)
	03/2017	TWD	185,768		$5,828	96	0
	04/2017	DKK	102,414		15,566	992	0
	10/2017		40,030		6,110	353	0

Total Forward Foreign Currency Contracts						$16,948	$(7,647)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC USD versus RUB	RUB	67.450	01/16/2017	$14,400	$(157)	$(4)
JPM	Call - OTC USD versus BRL	BRL	3.700	01/18/2017	3,700	(40)	0

						$(197)	$(4)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2047	$101.645	01/11/2017	$ 37,900	$(145)	$(37)

Total Written Options					$(342)	$(41)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		1,977		(170)		(611)		(1,196)		0
Notional Amount in $	$	93,000	$	694,600	$	(56,500)	$	(565,000)	$	(110,100)	$	56,000
Notional Amount in AUD	AUD	0	AUD	97,500	AUD	(4,000)	AUD	(74,600)	AUD	(18,900)	AUD	0
Notional Amount in EUR	EUR	13,100	EUR	89,000	EUR	(31,200)	EUR	(33,300)	EUR	(37,600)	EUR	0
Notional Amount in GBP	GBP	0	GBP	3,200	GBP	0	GBP	(3,200)	GBP	0	GBP	0
Premiums	$	(1,327)	$	(5,692)	$	1,081	$	4,502	$	1,094	$	(342)

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Mexico Government International Bond	1.000%	03/20/2018	0.579%	$ 4,300	$(2)	$26	$24	$0
JPM	PSEG Power LLC	1.000	12/20/2018	0.787	1,700	5	2	7	0

						$3	$28	$31	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$193	$0	$1	$1	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	386	0	2	2	0
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	416	(3)	2	0	(1)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	10,100	(741)	626	0	(115)

					$ (744)	$631	$ 3	$(116)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	CPURNSA	1.598%	06/02/2018	$ 116,900	$0	$877	$877	$0
	Receive	CPURNSA	1.565	06/07/2018	35,900	0	275	275	0
MYC	Receive	CPURNSA	1.593	06/03/2018	42,800	0	313	313	0

						$0	$1,465	$1,465	$0

Total Swap Agreements						$(741)	$2,124	$1,499	$(116)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(k)	Securities with an aggregate market value of $1,781 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$64	$0	$0	$64	$(7)	$0	$0	$(7)	$57	$(10)	$47
BOA	2,687	0	1,152	3,839	(360)	0	0	(360)	3,479	(3,500)	(21)
BPS	2,728	0	0	2,728	(1,541)	0	0	(1,541)	1,187	(1,510)	(323)
BRC	526	0	24	550	0	0	0	0	550	(430)	120
CBK	3,258	0	0	3,258	(178)	0	0	(178)	3,080	(3,320)	(240)
DUB	1,179	0	0	1,179	(352)	0	0	(352)	827	(2,471)	(1,644)
FAR	0	0	0	0	0	(37)	0	(37)	(37)	272	235
FBF	434	0	0	434	(472)	0	0	(472)	(38)	0	(38)
GLM	619	0	0	619	(661)	(4)	0	(665)	(46)	(200)	(246)
GST	0	0	1	1	0	0	0	0	1	(10)	(9)
HUS	845	0	0	845	(213)	0	0	(213)	632	(693)	(61)
IND	717	0	0	717	(181)	0	0	(181)	536	(610)	(74)
JPM	1,365	0	9	1,374	(1,769)	0	0	(1,769)	(395)	292	(103)
MYC	0	0	313	313	0	0	(116)	(116)	197	78	275
NGF	350	0	0	350	0	0	0	0	350	(280)	70
RYL	0	0	0	0	0	0	0	0	0	(20)	(20)
SCX	459	0	0	459	(480)	0	0	(480)	(21)	23	2
SOG	35	0	0	35	(17)	0	0	(17)	18	0	18
TOR	237	0	0	237	(1,368)	0	0	(1,368)	(1,131)	1,115	(16)
UAG	1,445	0	0	1,445	(48)	0	0	(48)	1,397	(1,540)	(143)

Total Over the Counter	$16,948	$0	$1,499	$18,447	$(7,647)	$(41)	$(116)	$(7,804)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$363	$363
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$363	$366

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,948	$0	$16,948
Swap Agreements	0	34	0	0	1,465	1,499

	$0	$34	$0	$16,948	$1,465	$18,447

	$0	$37	$0	$16,948	$1,828	$18,813

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	3	0	0	302	305

	$0	$3	$0	$0	$388	$391

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,647	$0	$7,647
Written Options	0	0	0	4	37	41
Swap Agreements	0	116	0	0	0	116

	$0	$116	$0	$7,651	$37	$7,804

	$0	$119	$0	$7,651	$425	$8,195

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$213	$213
Futures	0	0	0	0	(8,482)	(8,482)
Swap Agreements	0	6	0	0	(13,303)	(13,297)

	$0	$6	$0	$0	$(21,572)	$(21,566)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,586	$0	$20,586
Purchased Options	0	0	0	0	(967)	(967)
Written Options	0	0	0	3,674	949	4,623
Swap Agreements	0	1,047	0	0	432	1,479

	$0	$1,047	$0	$24,260	$414	$25,721

	$0	$1,053	$0	$24,260	$(21,158)	$4,155

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,028	$1,028
Swap Agreements	0	64	0	0	9,260	9,324

	$0	$64	$0	$0	$10,288	$10,352

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,802)	$0	$(16,802)
Written Options	0	0	0	(631)	27	(604)
Swap Agreements	0	585	0	0	336	921

	$0	$585	$0	$(17,433)	$363	$(16,485)

	$0	$649	$0	$(17,433)	$10,651	$(6,133)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,737	$0	$1,737
Corporate Bonds & Notes
Banking & Finance	0	584,319	0	584,319
Industrials	0	162,447	0	162,447
Utilities	0	76,614	0	76,614
Municipal Bonds & Notes
California	0	10,600	0	10,600
Texas	0	289	0	289
U.S. Government Agencies	0	626,532	1	626,533
U.S. Treasury Obligations	0	241,929	0	241,929
Non-Agency Mortgage-Backed Securities	0	107,530	385	107,915
Asset-Backed Securities	0	189,259	0	189,259
Sovereign Issues	0	95,993	0	95,993
Short-Term Instruments
Certificates of Deposit	0	9,908	0	9,908
Commercial Paper	0	82,673	0	82,673
Repurchase Agreements	0	656	0	656
Short-Term Notes	0	10,073	0	10,073
Mexico Treasury Bills	0	4,859	0	4,859
U.S. Treasury Bills	0	18,365	0	18,365

	$0	$2,223,783	$386	$2,224,169

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$322,117	$0	$0	$322,117

Total Investments	$322,117	$2,223,783	$386	$2,546,286

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,051)	$0	$(4,051)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	363	3	0	366
Over the counter	0	18,447	0	18,447

	$363	$18,450	$0	$18,813

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(86)	(305)	0	(391)
Over the counter	0	(7,804)	0	(7,804)

	$(86)	$(8,109)	$0	$(8,195)

Total Financial Derivative Instruments	$277	$10,341	$0	$10,618

Totals	$322,394	$2,230,073	$386	$2,552,853

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.

Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

26	PIMCO VARIABLE INSURANCE TRUST

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loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates,

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implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$114,868	$1,343,103	$(1,135,900)	$(402)	$448	$322,117	$703	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs

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and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In

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periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the

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securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

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currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

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(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with

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Notes to Financial Statements (Cont.)

another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield,

coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a

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smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting

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Notes to Financial Statements (Cont.)

purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$32,324	$64,967

ANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$8,171,892	$7,956,347	$422,087	$556,406

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	557	$5,723	409	$4,303
Administrative Class	26,077	267,411	24,857	261,154
Advisor Class	20,114	206,250	15,590	164,276
Issued as reinvestment of distributions
Institutional Class	13	137	30	308
Administrative Class	1,856	19,034	4,414	45,887
Advisor Class	943	9,668	2,167	22,510
Cost of shares redeemed
Institutional Class	(529)	(5,435)	(914)	(9,687)
Administrative Class	(35,065)	(359,498)	(40,239)	(425,738)
Advisor Class	(17,083)	(174,933)	(12,840)	(135,449)
Net increase (decrease) resulting from Portfolio share transactions	(3,117)	$(31,643)	(6,526)	$(72,436)

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 44% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Low Duration Portfolio	$0	$0	$(7,487)	$(1,146)	$(44,991)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2016, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2017	12/31/2018
PIMCO Low Duration Portfolio	$8,599	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$20,994	$15,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Low Duration Portfolio	$2,567,723	$13,436	$(34,873)	$(21,437)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Low Duration Portfolio	$14,198	$0	$14,641	$68,706	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	THB	Thai Baht
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Portfolio	0.00%	0.00%	$14,198	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	47

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT14AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Long-Term U.S. Government Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	—	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	71.3%
U.S. Government Agencies	18.3%
Non-Agency Mortgage-Backed Securities	4.6%
Short-Term Instruments‡	4.6%
Corporate Bonds & Notes	0.9%
Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Long-Term U.S. Government Portfolio Institutional Class	0.82%	2.43%	7.15%	7.40%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	0.67%	2.28%	6.99%	7.10%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	0.57%	2.18%	—	5.90%
Bloomberg Barclays Long-Term Treasury Index±	1.33%	2.52%	6.68%	6.77%

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.515% for Institutional Class shares, 0.665% for Administrative Class shares, and 0.765% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	The portfolio’s overweight to the intermediate portion of the U.S. Treasury curve detracted from relative performance, as intermediate rates rose.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities contributed to relative performance, as break-even inflation rates rose.

»	An out-of-benchmark allocation to Agency mortgage-backed securities contributed to relative performance, as this sector outperformed like-duration treasuries. However, security selection detracted.

»	Security selection within the out-of-benchmark allocation to commercial mortgage-backed securities contributed to relative performance.

»	An out-of-benchmark allocation to Agency debentures contributed to relative performance, as this sector outperformed.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$875.70	$2.69	$1,000.00	$1,022.54	$2.90	0.565%
Administrative Class	1,000.00	875.00	3.41	1,000.00	1,021.78	3.67	0.715
Advisor Class	1,000.00	874.60	3.88	1,000.00	1,021.27	4.19	0.815

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class
12/31/2016	$11.64	$0.29	$(0.17)	$0.12	$(0.27)	$0.00	$(0.27)
12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	(0.86)
12/31/2012	13.38	0.37	0.24	0.61	(0.31)	(1.33)	(1.64)
Administrative Class
12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	(0.25)
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	(0.84)
12/31/2012	13.38	0.35	0.24	0.59	(0.29)	(1.33)	(1.62)
Advisor Class
12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	(0.23)
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	(0.83)
12/31/2012	13.38	0.34	0.24	0.58	(0.28)	(1.33)	(1.61)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$11.49	0.82%	$36,070	0.565%	0.475%	2.31%	135%
11.64	(1.24)	9,375	0.515	0.475	2.65	34
12.05	24.20	8,356	0.495	0.475	2.80	132
9.94	(12.82)	8,338	0.505	0.475	3.09	63
12.35	4.59	8,815	0.515	0.475	2.75	81

11.49	0.67	236,801	0.715	0.625	2.12	135
11.64	(1.39)	176,929	0.665	0.625	2.50	34
12.05	24.01	164,964	0.645	0.625	2.65	132
9.94	(12.95)	136,507	0.655	0.625	2.93	63
12.35	4.43	155,100	0.665	0.625	2.61	81

11.49	0.57	19,143	0.815	0.725	2.02	135
11.64	(1.49)	18,897	0.765	0.725	2.40	34
12.05	23.89	15,400	0.745	0.725	2.55	132
9.94	(13.04)	12,447	0.755	0.725	2.84	63
12.35	4.33	13,802	0.765	0.725	2.50	81

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$324,362
Investments in Affiliates	12,551
Financial Derivative Instruments
Exchange-traded or centrally cleared	203
Over the counter	4,054
Deposits with counterparty	3,147
Receivable for investments sold	133,168
Receivable for TBA investments sold	30,713
Receivable for Portfolio shares sold	1
Interest and/or dividends receivable	1,585
Dividends receivable from Affiliates	16
Total Assets	509,800

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$155,107
Financial Derivative Instruments
Exchange-traded or centrally cleared	173
Over the counter	4,864
Payable for investments in Affiliates purchased	16
Payable for TBA investments purchased	56,888
Deposits from counterparty	510
Payable for Portfolio shares redeemed	59
Accrued investment advisory fees	60
Accrued supervisory and administrative fees	67
Accrued distribution fees	4
Accrued servicing fees	33
Other liabilities	5
Total Liabilities	217,786

Net Assets	$292,014

Net Assets Consist of:
Paid in capital	$306,848
Undistributed net investment income	3,385
Accumulated undistributed net realized (loss)	(2,937)
Net unrealized (depreciation)	(15,282)

Net Assets	$292,014

Net Assets:
Institutional Class	$36,070
Administrative Class	236,801
Advisor Class	19,143

Shares Issued and Outstanding:
Institutional Class	3,139
Administrative Class	20,608
Advisor Class	1,666

Net Asset Value Per Share Outstanding:
Institutional Class	$11.49
Administrative Class	11.49
Advisor Class	11.49

Cost of investments in securities	$341,340
Cost of investments in Affiliates	$12,552
Cost or premiums of financial derivative instruments, net	$84

* Includes repurchase agreements of:	$375

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$7,606
Dividends from Investments in Affiliates	70
Total Income	7,676

Expenses:
Investment advisory fees	609
Supervisory and administrative fees	677
Servicing fees - Administrative Class	344
Distribution and/or servicing fees - Advisor Class	54
Trustee fees	7
Interest expense	234
Total Expenses	1,925

Net Investment Income	5,751

Net Realized Gain (Loss):
Investments in securities	145
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	(2,523)
Over the counter financial derivative instruments	462

Net Realized (Loss)	(1,936)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(20,411)
Investments in Affiliates	22
Exchange-traded or centrally cleared financial derivative instruments	2,812
Over the counter financial derivative instruments	(942)

Net Change in Unrealized (Depreciation)	(18,519)

Net (Decrease) in Net Assets Resulting from Operations	$(14,704)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$5,751	$4,965
Net realized gain (loss)	(1,936)	978
Net change in unrealized (depreciation)	(18,519)	(8,383)

Net (Decrease) in Net Assets Resulting from Operations	(14,704)	(2,440)

Distributions to Shareholders:
From net investment income
Institutional Class	(424)	(205)
Administrative Class	(4,510)	(3,561)
Advisor Class	(405)	(340)

Total Distributions(a)	(5,339)	(4,106)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	106,856	23,297

Total Increase in Net Assets	86,813	16,751

Net Assets:
Beginning of year	205,201	188,450
End of year*	$292,014	$205,201

* Including undistributed net investment income of:	$3,385	$3,143

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.1%

CORPORATE BONDS & NOTES 1.1%

INDUSTRIALS 0.7%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	$700	$660
3.100% due 04/07/2030	700	666
Vessel Management Services, Inc.
3.432% due 08/15/2036	636	616

		1,942

UTILITIES 0.4%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,200	1,146

Total Corporate Bonds & Notes (Cost $3,234)		3,088

U.S. GOVERNMENT AGENCIES 21.1%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	1,578
0.816% due 07/25/2037	21	20
1.206% due 08/25/2021	2	2
1.356% due 08/25/2022	1	1
1.656% due 04/25/2032	4	4
2.458% due 01/01/2033	4	4
2.750% due 11/01/2031	1,298	1,239
3.000% due 09/25/2046	2,264	2,022
3.090% due 12/01/2036	1,700	1,622
3.580% due 08/01/2030	1,700	1,678
3.600% due 02/01/2040	1,536	1,527
3.610% due 07/01/2029	900	918
3.700% due 09/01/2034	1,544	1,571
3.950% due 12/01/2045	3,000	3,031
4.250% due 05/25/2037	75	86
4.500% due 06/25/2019	33	34
5.000% due 04/25/2032 - 08/25/2033	354	398
5.500% due 12/25/2035	110	124
5.625% due 07/15/2037	400	534
6.080% due 09/01/2028	64	82
6.500% due 07/25/2031	117	133
6.625% due 11/15/2030	900	1,252
Fannie Mae, TBA
3.000% due 02/01/2047	4,000	3,965
3.500% due 02/01/2047	7,000	7,160
4.000% due 02/01/2047	14,000	14,693
Federal Housing Administration
6.896% due 07/01/2020	49	47
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,800	1,663
1.104% due 01/15/2033	9	9
1.404% due 02/15/2027	3	3
1.704% due 02/15/2021	4	4
1.741% due 10/25/2044	35	36
3.000% due 04/15/2053	1,287	1,204
4.000% due 06/15/2032 - 09/15/2044	3,992	4,198
5.500% due 08/15/2030 - 02/15/2034	430	479
6.750% due 03/15/2031	200	282
7.000% due 07/15/2023 - 12/01/2031	10	10
Ginnie Mae
2.125% due 08/20/2030	4	4
3.500% due 01/20/2044	643	626
6.000% due 08/20/2033	1,117	1,310
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (b)	4,000	3,007
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,884
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (b)	3,200	2,204
Small Business Administration
5.240% due 08/01/2023	89	96
5.290% due 12/01/2027	143	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
4.625% due 09/15/2060	$300	$334
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	494

Total U.S. Government Agencies (Cost $61,563)		61,727

U.S. TREASURY OBLIGATIONS 82.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (e)	16,800	14,933
2.750% due 08/15/2042 (e)	3,000	2,829
2.750% due 11/15/2042 (e)	29,600	27,906
2.875% due 05/15/2043 (e)	12,200	11,762
2.875% due 08/15/2045 (e)	18,700	17,957
2.875% due 11/15/2046	810	780
3.000% due 11/15/2044 (e)(h)	800	789
3.000% due 05/15/2045 (e)	8,500	8,368
3.000% due 11/15/2045 (e)	10,500	10,335
3.125% due 02/15/2043 (e)	25,850	26,144
3.375% due 05/15/2044 (e)	28,380	30,037
3.625% due 08/15/2043	4,500	4,981
3.625% due 02/15/2044	4,710	5,211
3.750% due 11/15/2043	4,700	5,319
3.875% due 08/15/2040	1,300	1,490
4.375% due 11/15/2039	14,700	18,119
4.625% due 02/15/2040	1,200	1,531
U.S. Treasury Inflation Protected Securities (c)(e)
0.375% due 07/15/2023	2,939	2,968
0.750% due 02/15/2042	963	913
1.375% due 02/15/2044	1,048	1,145
2.500% due 01/15/2029	405	489
3.625% due 04/15/2028	299	393
U.S. Treasury STRIPS (b)
0.000% due 05/15/2031	200	132
0.000% due 05/15/2032	100	64
0.000% due 11/15/2032	3,300	2,076
0.000% due 02/15/2033	1,700	1,059
0.000% due 05/15/2033	700	432
0.000% due 08/15/2033	500	307
0.000% due 11/15/2033	3,000	1,821
0.000% due 05/15/2034	1,600	953
0.000% due 08/15/2035	37,300	21,301
0.000% due 05/15/2036	6,900	3,838
0.000% due 08/15/2036	18,000	9,931
0.000% due 11/15/2036	2,700	1,472
0.000% due 05/15/2040	550	268
0.000% due 08/15/2040	950	457
0.000% due 11/15/2044	1,100	457
0.000% due 08/15/2045	2,700	1,096

Total U.S. Treasury Obligations (Cost $256,703)		240,063

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	536
Bear Stearns Adjustable Rate Mortgage Trust
2.819% due 04/25/2033	64	64
3.043% due 04/25/2033	10	10
3.108% due 10/25/2035	6	6
3.326% due 02/25/2034	17	17
3.526% due 01/25/2034	10	10
CityLine Commercial Mortgage Trust
2.778% due 11/10/2031	1,600	1,582
Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,672
Countrywide Alternative Loan Trust
0.966% due 05/25/2035	55	46
Countrywide Home Loan Mortgage Pass-Through Trust
1.396% due 03/25/2035	87	69
Credit Suisse First Boston Mortgage Securities Corp.
2.799% due 07/25/2033	13	13
3.068% due 11/25/2032	3	3
DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Mortgage Loan Trust
1.054% due 11/15/2031	$56	$54
GS Mortgage Securities Trust
3.805% due 10/10/2035	500	493
HarborView Mortgage Loan Trust
0.866% due 03/19/2037	55	47
1.176% due 05/19/2035	46	39
3.274% due 07/19/2035 ^	22	20
Hilton USA Trust
3.719% due 11/05/2038	900	919
Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034	500	485
Impac CMB Trust
4.785% due 09/25/2034	178	173
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,707
JPMorgan Mortgage Trust
3.178% due 07/25/2035	148	149
MASTR Asset Securitization Trust
5.500% due 09/25/2033	21	22
Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,846
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	70	59
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	7	7
Sequoia Mortgage Trust
1.089% due 07/20/2033	67	63
Structured Adjustable Rate Mortgage Loan Trust
0.976% due 05/25/2037	123	104
Structured Asset Mortgage Investments Trust
1.396% due 09/19/2032	64	62
1.576% due 10/19/2033	32	29
VNDO Trust
3.805% due 01/10/2035	1,900	1,961
WaMu Mortgage Pass-Through Certificates Trust
1.567% due 08/25/2046	253	217
1.933% due 08/25/2042	2	2
2.098% due 10/25/2046	65	60
Washington Mutual Mortgage Pass-Through Certificates Trust
2.464% due 05/25/2033	6	6
2.746% due 02/25/2033	1	1
2.861% due 02/25/2033	2	2
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	895

Total Non-Agency Mortgage-Backed Securities (Cost $15,972)		15,622

ASSET-BACKED SECURITIES 0.3%
Bear Stearns Asset-Backed Securities Trust
1.756% due 11/25/2042	38	35
L.A. Arena Funding LLC
7.656% due 12/15/2026	24	25
Renaissance Home Equity Loan Trust
1.256% due 12/25/2033	22	21
1.464% due 08/25/2033	4	3
SLM Student Loan Trust
2.382% due 04/25/2023	506	507
Specialty Underwriting & Residential Finance Trust
1.436% due 01/25/2034	12	10
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	265	265

Total Asset-Backed Securities (Cost $872)		866

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (d) 0.1%
		375

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.454% due 01/12/2017 - 02/23/2017 (a)(b)(e)(h)	$2,622	$2,621

Total Short-Term Instruments (Cost $2,996)		2,996

Total Investments in Securities (Cost $341,340)		324,362

	SHARES
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%
PIMCO Short-Term Floating NAV Portfolio III	1,269,693	12,551

Total Short-Term Instruments (Cost $12,552)		12,551

Total Investments in Affiliates (Cost $12,552)		12,551

Total Investments 115.4% (Cost $353,892)		$336,913

Financial Derivative Instruments (f)(g) (0.3)% (Cost or Premiums, net $84)		(780)

Other Assets and Liabilities, net (15.1%)		(44,119)

Net Assets 100.0%		$292,014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$375	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(385)	$375	$375

Total Repurchase Agreements						$(385)	$375	$375

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.880%	01/03/2017	01/06/2017	$(117,193)	$(117,193)
GSC	0.750	01/03/2017	01/05/2017	(15,894)	(15,894)
MSC	0.990	11/09/2016	01/09/2017	(17,892)	(17,919)
TDM	0.830	10/18/2016	01/18/2017	(4,094)	(4,101)

Total Sale-Buyback Transactions					$(155,107)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(36,481) at a weighted average interest rate of 0.615%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(14) of deferred price drop.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(e)	Securities with an aggregate market value of $155,054 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$375	$0	$0	$375	$(385)	$(10)

Master Securities Forward Transaction Agreement
BPG	0	0	(117,193)	(117,193)	117,236	43
GSC	0	0	(15,894)	(15,894)	15,876	(18)
MSC	0	0	(17,919)	(17,919)	17,963	44
TDM	0	0	(4,101)	(4,101)	3,979	(122)

Total Borrowings and Other Financing Transactions	$375	$0	$(155,107)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(155,107)	$0	$0	$(155,107)

Total Borrowings	$0	$(155,107)	$0	$0	$(155,107)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(155,107)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	Short	03/2017	27	$14	$0	$(4)
U.S. Treasury 10-Year Note March Futures	Long	03/2017	419	(176)	144	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	25	29	0	(19)
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	61	(89)	59	0

Total Futures Contracts				$(222)	$203	$(23)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(45)	$(29)	$0	$(1)
Receive	3-Month USD-LIBOR	2.250	06/15/2026	3,400	15	137	0	(11)
Receive	3-Month USD-LIBOR	1.500	06/30/2026	2,500	183	197	0	(8)
Receive	3-Month USD-LIBOR	1.515	06/30/2026	4,400	317	344	0	(14)
Receive	3-Month USD-LIBOR	1.555	06/30/2026	4,300	294	321	0	(13)
Receive	3-Month USD-LIBOR	1.750	12/21/2026	19,410	1,036	1,542	0	(64)
Receive*	3-Month USD-LIBOR	2.288	06/01/2027	2,200	32	32	0	(8)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027	2,100	175	(7)	0	(7)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	2,800	76	278	0	(24)

					$2,083	$2,815	$0	$(150)

Total Swap Agreements					$2,083	$2,815	$0	$(150)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $3,147 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$203	$0	$203	$0	$(23)	$(150)	$(173)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$9
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		800	69	86
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/30/2017		2,000	18	22
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	10/25/2017		5,300	127	424
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		117,900	80	77
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		1,300	110	14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,100	99	122
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		5,100	17	0
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		5,900	21	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		900	79	10
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/30/2017		8,200	70	92
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		8,600	538	1,158
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.725	11/07/2019		10,000	1,020	1,133
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		2,300	209	255
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		44,000	25	29
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		5,400	297	623

								$2,858	$4,054

Total Purchased Options								$2,858	$4,054

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	3,700	$(68)	$(96)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		1,900	(79)	(7)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880	05/30/2017		2,000	(15)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850	10/25/2017		5,300	(65)	(263)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		5,500	(99)	(163)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		2,900	(116)	(10)
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017		8,400	(67)	(88)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	03/21/2017		2,900	(15)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850	03/21/2017		2,900	(18)	(9)
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		1,900	(79)	(7)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	09/27/2019	$	43,000	$(538)	$(1,502)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		61,500	(1,229)	(1,822)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880	05/30/2017		8,200	(67)	(26)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019		27,000	(297)	(842)

								$(2,752)	$(4,864)

Total Written Options								$(2,774)	$(4,864)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales	Closing Buys	Expirations		Exercised		Balance at End of Period
# of Contracts		0	226	0		(186)		(40)		0
Notional Amount in $	$	9,100	$388,700	$(197,500)	$	(9,600)	$	(11,200)	$	179,500
Premiums	$	(296)	$(3,139)	$494	$	84	$	83	$	(2,774)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $921 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$95	$0	$95	$0	$(103)	$0	$(103)	$(8)	$0	$(8)
CBK	0	446	0	446	0	(270)	0	(270)	176	(280)	(104)
DUB	0	213	0	213	0	(173)	0	(173)	40	0	40
GLM	0	0	0	0	0	(119)	0	(119)	(119)	0	(119)
JPM	0	10	0	10	0	(7)	0	(7)	3	0	3
MYC	0	2,638	0	2,638	0	(3,350)	0	(3,350)	(712)	751	39
RYL	0	652	0	652	0	(842)	0	(842)	(190)	(60)	(250)

Total Over the Counter	$0	$4,054	$0	$4,054	$0	$(4,864)	$0	$(4,864)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$203	$203

	$0	$0	$0	$0	$203	$203

Over the counter
Purchased Options	$0	$0	$0	$0	$4,054	$4,054

	$0	$0	$0	$0	$4,257	$4,257

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

December 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	0	0	0	150	150

	$0	$0	$0	$0	$173	$173

Over the counter
Written Options	$0	$0	$0	$0	$4,864	$4,864

	$0	$0	$0	$0	$5,037	$5,037

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$52	$52
Futures	0	0	0	0	(1,810)	(1,810)
Swap Agreements	0	0	0	0	(765)	(765)

	$0	$0	$0	$0	$(2,523)	$(2,523)

Over the counter
Purchased Options	$0	$0	$0	$0	$12	$12
Written Options	0	0	0	0	450	450

	$0	$0	$0	$0	$462	$462

	$0	$0	$0	$0	$(2,061)	$(2,061)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(227)	$(227)
Swap Agreements	0	0	0	0	3,039	3,039

	$0	$0	$0	$0	$2,812	$2,812

Over the counter
Purchased Options	$0	$0	$0	$0	$1,378	$1,378
Written Options	0	0	0	0	(2,320)	(2,320)

	$0	$0	$0	$0	$(942)	$(942)

	$0	$0	$0	$0	$1,870	$1,870

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,942	$0	$1,942
Utilities	0	1,146	0	1,146
U.S. Government Agencies	0	61,680	47	61,727
U.S. Treasury Obligations	0	240,063	0	240,063
Non-Agency Mortgage-Backed Securities	0	15,622	0	15,622
Asset-Backed Securities	0	866	0	866
Short-Term Instruments
Repurchase Agreements	0	375	0	375
U.S. Treasury Bills	0	2,621	0	2,621

	$0	$324,315	$47	$324,362

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,551	$0	$0	$12,551

Total Investments	$12,551	$324,315	$47	$336,913

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$203	$0	$0	$203
Over the counter	0	4,054	0	4,054

	$203	$4,054	$0	$4,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(23)	(150)	0	(173)
Over the counter	0	(4,864)	0	(4,864)

	$(23)	$(5,014)	$0	$(5,037)

Total Financial Derivative Instruments	$180	$(960)	$0	$(780)

Totals	$12,731	$323,355	$47	$336,133

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of

ANNUAL REPORT	DECEMBER 31, 2016	19

Notes to Financial Statements (Cont.)

the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The

Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after

ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements (Cont.)

the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$5,680	$603,269	$(596,400)	$(20)	$22	$12,551	$70	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of

Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due

28	PIMCO VARIABLE INSURANCE TRUST

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to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$513,904	$399,178	$17,832	$2,823

ANNUAL REPORT	DECEMBER 31, 2016	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,211	$106,941	279	$3,410
Administrative Class	9,119	121,438	4,096	48,437
Advisor Class	769	9,765	716	8,593
Issued as reinvestment of distributions
Institutional Class	34	424	17	205
Administrative Class	359	4,507	299	3,561
Advisor Class	32	405	29	340
Cost of shares redeemed
Institutional Class	(5,912)	(76,860)	(184)	(2,204)
Administrative Class	(4,068)	(50,351)	(2,865)	(34,303)
Advisor Class	(758)	(9,413)	(400)	(4,742)
Net increase (decrease) resulting from Portfolio share transactions	7,786	$106,856	1,987	$23,297

As of December 31, 2016, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 72% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Long-Term U.S. Government Portfolio	$3,376	$0	$(17,402)	$(1)	$(807)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$106	$701

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Long-Term U.S. Government Portfolio	$356,243	$3,918	$(23,248)	$(19,330)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Long-Term U.S. Government Portfolio	$5,339	$0	$0	$4,106	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2016	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Long-Term U.S. Government Portfolio	0.00%	0.00%	$5,339	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	37

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	39

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Real Return Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices.

2	PIMCO VARIABLE INSURANCE TRUST

Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	—	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

U.S. Treasury Obligations	64.6%
Short-Term Instruments‡	16.4%
Corporate Bonds & Notes	6.6%
Sovereign Issues	5.8%
U.S. Government Agencies	3.2%
Other	3.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Real Return Portfolio Institutional Class	5.35%	0.97%	4.51%	6.08%
PIMCO Real Return Portfolio Administrative Class	5.19%	0.82%	4.35%	6.03%
PIMCO Real Return Portfolio Advisor Class	5.09%	0.72%	4.25%	3.92%
Bloomberg Barclays U.S. TIPS Index±	4.68%	0.89%	4.36%	5.80%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.63% for Institutional Class shares, 0.78% for Administrative Class shares, and 0.88% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS posted positive returns over the reporting period.

»	An overweight to U.S. real duration contributed to relative performance, as yields fell across the curve.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»	An underweight to U.K. nominal duration detracted from relative performance, as yields fell across maturities.

»	Exposure to U.S. Treasuries detracted from relative performance, as nominal interest rates rose across all maturities.

»	An underweight to European nominal duration detracted from relative performance, as yields fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$991.80	$3.85	$1,000.00	$1,021.55	$3.90	0.76%
Administrative Class	1,000.00	991.10	4.60	1,000.00	1,020.79	4.67	0.91
Advisor Class	1,000.00	990.60	5.11	1,000.00	1,020.28	5.18	1.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)
Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class
12/31/2016	$11.93	$0.30	$0.34	$0.64	$(0.18)	$0.00	$(0.12)	$(0.30)
12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	0.00	(0.35)
12/31/2012	13.95	0.23	1.02	1.25	(0.18)	(0.77)	0.00	(0.95)
Administrative Class
12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	0.00	(0.33)
12/31/2012	13.95	0.21	1.02	1.23	(0.16)	(0.77)	0.00	(0.93)
Advisor Class
12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	0.00	(0.32)
12/31/2012	13.95	0.17	1.04	1.21	(0.14)	(0.77)	0.00	(0.91)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$12.27	5.35%	$154,072	0.76%	0.50%	2.42%	132%
11.93	(2.56)	168,482	0.63	0.50	0.91	114
12.81	3.25	161,389	0.55	0.50	2.27	96
12.60	(9.08)	138,123	0.55	0.50	0.76	34
14.25	8.92	152,670	0.55	0.50	1.61	46

12.27	5.19	1,789,709	0.91	0.65	2.38	132
11.93	(2.70)	2,037,284	0.78	0.65	0.71	114
12.81	3.09	2,393,913	0.70	0.65	2.19	96
12.60	(9.22)	2,754,082	0.70	0.65	0.61	34
14.25	8.75	3,626,656	0.70	0.65	1.47	46

12.27	5.09	506,438	1.01	0.75	2.31	132
11.93	(2.80)	513,250	0.88	0.75	0.67	114
12.81	2.99	481,759	0.80	0.75	2.06	96
12.60	(9.31)	461,586	0.80	0.75	0.57	34
14.25	8.64	418,629	0.80	0.75	1.17	46

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$3,044,987
Investments in Affiliates	419,285
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,156
Over the counter	23,625
Deposits with counterparty	4,296
Foreign currency, at value	946
Receivable for investments sold	553,858
Receivable for investments sold on a delayed-delivery basis	23,211
Receivable for TBA investments sold	263,714
Receivable for Portfolio shares sold	1,344
Interest and/or dividends receivable	11,307
Dividends receivable from Affiliates	347
Other assets	1
Total Assets	4,348,077

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,489,483
Payable for short sales	15,168
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,586
Over the counter	40,557
Payable for investments in Affiliates purchased	347
Payable for TBA investments purchased	339,800
Deposits from counterparty	7,082
Payable for Portfolio shares redeemed	1,295
Overdraft due to custodian	32
Accrued investment advisory fees	549
Accrued supervisory and administrative fees	548
Accrued distribution fees	113
Accrued servicing fees	241
Other liabilities	57
Total Liabilities	1,897,858

Net Assets	$2,450,219

Net Assets Consist of:
Paid in capital	$2,646,246
Undistributed net investment income	10,124
Accumulated undistributed net realized (loss)	(148,423)
Net unrealized (depreciation)	(57,728)

Net Assets	$2,450,219

Net Assets:
Institutional Class	$154,072
Administrative Class	1,789,709
Advisor Class	506,438

Shares Issued and Outstanding:
Institutional Class	12,554
Administrative Class	145,825
Advisor Class	41,264

Net Asset Value Per Share Outstanding:
Institutional Class	$12.27
Administrative Class	12.27
Advisor Class	12.27

Cost of investments in securities	$3,091,602
Cost of investments in Affiliates	$419,289
Cost of foreign currency held	$930
Proceeds received on short sales	$15,158
Cost or premiums of financial derivative instruments, net	$157

* Includes repurchase agreements of:	$3,478

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$84,005
Dividends from Investments in Affiliates	1,230
Total Income	85,235

Expenses:
Investment advisory fees	6,469
Supervisory and administrative fees	6,469
Servicing fees - Administrative Class	2,886
Distribution and/or servicing fees - Advisor Class	1,283
Trustee fees	72
Interest expense	6,658
Miscellaneous expense	5
Total Expenses	23,842

Net Investment Income	61,393

Net Realized Gain (Loss):
Investments in securities	(7,689)
Investments in Affiliates	77
Exchange-traded or centrally cleared financial derivative instruments	(34,624)
Over the counter financial derivative instruments	(19,147)
Foreign currency	1,193

Net Realized (Loss)	(60,190)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	130,593
Investments in Affiliates	139
Exchange-traded or centrally cleared financial derivative instruments	11,480
Over the counter financial derivative instruments	(4,039)
Foreign currency assets and liabilities	(953)

Net Change in Unrealized Appreciation	137,220

Net Increase in Net Assets Resulting from Operations	$138,423

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$61,393	$20,935
Net realized (loss)	(60,190)	(68,269)
Net change in unrealized appreciation (depreciation)	137,220	(30,133)

Net Increase (Decrease) in Net Assets Resulting from Operations	138,423	(77,467)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,891)	(7,388)
Administrative Class	(23,813)	(87,630)
Advisor Class	(5,957)	(21,499)
Tax basis return of capital
Institutional Class	(1,518)	0
Administrative Class	(19,412)	0
Advisor Class	(5,176)	0

Total Distributions(a)	(57,767)	(116,517)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(349,453)	(124,061)

Total (Decrease) in Net Assets	(268,797)	(318,045)

Net Assets:
Beginning of year	2,719,016	3,037,061
End of year*	$2,450,219	$2,719,016

* Including undistributed (overdistributed) net investment income of:	$10,124	$(197)

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$138,423

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(4,606,182)
Proceeds from sales of long-term securities	5,403,445
Purchases of short-term portfolio investments, net	(435,070)
(Increase) in deposits with counterparty	(1,032)
Decrease in receivable for investments sold	874,420
Decrease in interest and/or dividends receivable	6,383
(Increase) in dividends receivable from Affiliates	(347)
Payments on exchange-traded or centrally cleared financial derivative instruments	(22,412)
Payments on over the counter financial derivative instruments	(22,036)
Increase in payable for investments purchased	328,412
(Decrease) in deposits from counterparty	(3,958)
(Decrease) in accrued investment advisory fees	(84)
(Decrease) in accrued supervisory and administrative fees	(85)
(Decrease) in accrued distribution fees	(7)
(Decrease) in accrued servicing fees	(44)
Proceeds from short sales transactions, net	15,158
Proceeds from foreign currency transactions	240
Increase in other liabilities	49
Net Realized (Gain) Loss
Investments in securities	7,689
Investments in Affiliates	(77)
Exchange-traded or centrally cleared financial derivative instruments	34,624
Over the counter financial derivative instruments	19,147
Foreign currency	(1,193)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(130,593)
Investments in Affiliates	(139)
Exchange-traded or centrally cleared financial derivative instruments	(11,480)
Over the counter financial derivative instruments	4,039
Foreign currency assets and liabilities	953
Net amortization (accretion) on investments	633

Net Cash Provided by Operating Activities	1,598,876

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	371,651
Payments on shares redeemed	(771,060)
Increase in overdraft due to custodian	32
Cash distributions paid*	(1)
Proceeds from reverse repurchase agreements	1,215,493
Payments on reverse repurchase agreements	(1,218,094)
Proceeds from sale-buyback transactions	18,010,000
Payments on sale-buyback transactions	(19,215,983)

Net Cash (Used for) Financing Activities	(1,607,962)

Net (Decrease) in Cash and Foreign Currency	(9,086)

Cash and Foreign Currency:
Beginning of year	10,032
End of year	$946

* Reinvestment of distributions	$57,766

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$6,269

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Real Return Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3%

BANK LOAN OBLIGATIONS 0.0%
Hilton Worldwide Finance LLC
3.256% due 10/25/2023	$91	$92
3.500% due 10/26/2020	7	7
Valeant Pharmaceuticals International, Inc.
5.500% due 04/01/2022	95	95

Total Bank Loan Obligations (Cost $187)		194

CORPORATE BONDS & NOTES 9.3%

BANKING & FINANCE 8.4%
AerCap Aviation Solutions BV
6.375% due 05/30/2017	100	102
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	250	251
3.750% due 05/15/2019	100	102
4.500% due 05/15/2021	300	312
4.625% due 10/30/2020	600	625
Ally Financial, Inc.
2.750% due 01/30/2017	19,500	19,507
5.500% due 02/15/2017	2,500	2,511
6.250% due 12/01/2017	12,900	13,400
Bank of America N.A.
1.750% due 06/05/2018	24,780	24,780
BBVA Bancomer S.A.
6.500% due 03/10/2021	600	649
Bear Stearns Cos. LLC
7.250% due 02/01/2018	5,500	5,821
CIT Group, Inc.
3.875% due 02/19/2019	500	512
4.250% due 08/15/2017	300	304
5.000% due 05/15/2018	300	304
5.250% due 03/15/2018	300	312
5.500% due 02/15/2019	200	211
Citigroup, Inc.
1.406% due 05/01/2017	32,900	32,927
Cooperatieve Rabobank UA
1.220% due 04/28/2017	32,900	32,923
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	2,600	2,624
Deutsche Bank AG
4.250% due 10/14/2021	11,000	11,044
Ford Motor Credit Co. LLC
1.684% due 09/08/2017	300	300
Goldman Sachs Group, Inc.
2.163% due 09/15/2020	9,900	9,997
ING Bank NV
2.625% due 12/05/2022	3,200	3,181
International Lease Finance Corp.
4.625% due 04/15/2021	200	208
5.875% due 04/01/2019	600	639
6.250% due 05/15/2019	500	539
8.250% due 12/15/2020	700	817
8.750% due 03/15/2017	200	203
8.875% due 09/01/2017	300	314
JPMorgan Chase & Co.
1.432% due 04/25/2018	8,400	8,425
2.750% due 06/23/2020	12,000	12,106
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	100	6
Mitsubishi UFJ Financial Group, Inc.
2.811% due 03/01/2021	4,900	5,073
Navient Corp.
4.625% due 09/25/2017	200	203
5.500% due 01/15/2019	2,500	2,600
OneMain Financial Holdings LLC
6.750% due 12/15/2019	100	105
Santander Holdings USA, Inc.
2.380% due 11/24/2017	500	504
Synchrony Financial
2.287% due 11/09/2017	700	705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toronto-Dominion Bank
2.250% due 03/15/2021		$4,800	$4,770
Unibail-Rodamco SE
1.650% due 04/16/2019		5,700	5,678

			205,594

INDUSTRIALS 0.5%
AbbVie, Inc.
1.800% due 05/14/2018		2,800	2,803
Aetna, Inc.
1.601% due 12/08/2017		2,000	2,007
2.400% due 06/15/2021		1,400	1,394
AP Moller - Maersk A/S
2.550% due 09/22/2019		100	100
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	4,074
Japan Tobacco, Inc.
2.100% due 07/23/2018		$100	100
Kinder Morgan, Inc.
7.250% due 06/01/2018		200	213

			10,691

UTILITIES 0.4%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,190
Petrobras Global Finance BV
4.375% due 05/20/2023		$400	350
4.875% due 03/17/2020		200	198
5.375% due 01/27/2021		7,600	7,452
6.625% due 01/16/2034	GBP	100	108
8.375% due 05/23/2021		$300	324

			10,622

Total Corporate Bonds & Notes (Cost $227,836)			226,907

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		670	606

Total Municipal Bonds & Notes (Cost $640)			606

U.S. GOVERNMENT AGENCIES 4.6%
Fannie Mae
0.644% due 12/25/2036		52	51
0.906% due 08/25/2034		62	61
1.106% due 07/25/2037 - 05/25/2042		87	87
1.196% due 05/25/2036		32	31
1.436% due 02/25/2041		1,884	1,903
1.741% due 07/01/2044 - 09/01/2044		45	46
2.753% due 10/01/2035		125	130
2.858% due 05/25/2035		434	457
Fannie Mae, TBA
3.000% due 01/01/2047 - 02/01/2047		37,000	36,722
3.500% due 01/01/2032 - 02/01/2047		50,000	51,302
Freddie Mac
0.854% due 10/15/2020		173	173
0.934% due 02/15/2019		13	13
1.016% due 08/25/2031		48	48
1.154% due 08/15/2033 - 09/15/2042		10,227	10,191
1.741% due 10/25/2044 - 02/25/2045		3,781	3,868
2.707% due 01/01/2034		93	99
3.126% due 12/01/2035		59	62
NCUA Guaranteed Notes
1.102% due 10/07/2020		2,023	2,026
1.212% due 12/08/2020		3,726	3,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
5.902% due 02/10/2018	$62	$64
6.020% due 08/01/2028	775	863

Total U.S. Government Agencies (Cost $111,379)		111,942

U.S. TREASURY OBLIGATIONS 91.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019 (h)(j)	45,214	45,789
0.125% due 04/15/2020 (f)(h)(j)	88,251	89,189
0.125% due 01/15/2022 (f)	180,368	180,801
0.125% due 07/15/2022 (f)	247,915	248,716
0.125% due 01/15/2023 (f)(j)	151,530	150,517
0.125% due 07/15/2024 (j)	44,405	43,654
0.125% due 07/15/2026	4,397	4,253
0.250% due 01/15/2025 (j)	67,947	66,857
0.375% due 07/15/2023 (f)(h)(j)	92,670	93,565
0.375% due 07/15/2025 (j)	5,993	5,963
0.625% due 07/15/2021	78,377	80,926
0.625% due 01/15/2024 (f)	57,847	58,904
0.625% due 01/15/2026	10,905	11,006
0.625% due 02/15/2043	5,698	5,226
0.750% due 02/15/2042 (j)	11,703	11,097
0.750% due 02/15/2045	16,118	15,188
1.000% due 02/15/2046	64,648	64,966
1.250% due 07/15/2020 (h)(j)	22,877	24,170
1.375% due 07/15/2018 (h)	1,166	1,210
1.375% due 01/15/2020 (f)	103,507	108,900
1.375% due 02/15/2044 (f)(j)	134,975	147,484
1.625% due 01/15/2018 (h)(j)	3,000	3,079
1.750% due 01/15/2028 (f)	67,913	75,886
1.875% due 07/15/2019 (h)(j)	9,623	10,250
2.125% due 02/15/2040 (f)	42,106	52,215
2.125% due 02/15/2041 (j)	4,360	5,435
2.375% due 01/15/2025 (f)	176,052	202,256
2.375% due 01/15/2027	24,943	29,241
2.500% due 01/15/2029 (f)	97,971	118,281
3.625% due 04/15/2028	66,935	88,091
3.875% due 04/15/2029 (f)	124,973	171,027
U.S. Treasury Notes
1.750% due 11/30/2021	21,130	20,954
2.000% due 11/15/2026	3,300	3,170
2.125% due 12/31/2021 (j)	900	907

Total U.S. Treasury Obligations (Cost $2,280,471)		2,239,173

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%
American Home Mortgage Investment Trust
2.778% due 09/25/2045	239	237
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	337	343
Banc of America Funding Trust
0.959% due 07/20/2036	123	121
3.061% due 02/20/2036	585	580
3.211% due 01/20/2047 ^	335	284
Banc of America Mortgage Trust
2.903% due 02/25/2036 ^	387	359
3.244% due 06/25/2035	109	102
3.385% due 11/25/2034	74	72
6.500% due 09/25/2033	16	16
Banc of America Re-REMIC Trust
5.679% due 06/24/2050	227	228
5.743% due 02/17/2051	353	355
BCRR Trust
5.858% due 07/17/2040	63	63
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	165	165
2.830% due 10/25/2035	868	841
3.071% due 03/25/2035	367	359
3.258% due 01/25/2035	394	384
Bear Stearns ALT-A Trust
3.117% due 03/25/2036 ^	606	465
3.149% due 09/25/2035	1,785	1,538
Chase Mortgage Finance Trust
3.017% due 02/25/2037	45	45
ChaseFlex Trust
6.000% due 02/25/2037 ^	517	389

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.036% due 01/25/2035		$16	$14
Citigroup Mortgage Loan Trust, Inc.
2.410% due 09/25/2035		24	23
3.040% due 05/25/2035		34	34
3.395% due 09/25/2037 ^		976	836
Countrywide Alternative Loan Trust
0.919% due 02/20/2047 ^		545	382
0.936% due 05/25/2047		156	133
0.946% due 09/25/2046 ^		4,845	3,749
1.036% due 12/25/2035		32	28
1.567% due 12/25/2035		101	93
Countrywide Home Loan Mortgage Pass-Through Trust
2.876% due 05/20/2036 ^		138	115
3.131% due 11/19/2033		22	21
5.500% due 08/25/2035 ^		110	101
Deutsche ALT-B Securities, Inc.
0.856% due 10/25/2036 ^		17	11
Eurosail PLC
0.675% due 06/13/2045	GBP	30	37
1.325% due 06/13/2045		3,512	4,002
First Horizon Alternative Mortgage Securities Trust
2.996% due 06/25/2034		$240	235
First Horizon Mortgage Pass-Through Trust
2.817% due 02/25/2035		855	852
2.978% due 08/25/2035		451	392
GreenPoint Mortgage Funding Trust
0.862% due 11/25/2045		191	165
1.196% due 06/25/2045		303	266
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,398
GSR Mortgage Loan Trust
3.010% due 09/25/2035		402	418
3.096% due 12/25/2034		685	686
3.209% due 07/25/2035		495	489
3.455% due 01/25/2035		197	189
HarborView Mortgage Loan Trust
1.016% due 02/19/2036		187	137
1.079% due 06/20/2035		102	96
1.176% due 05/19/2035		91	77
IndyMac Mortgage Loan Trust
1.536% due 05/25/2034		36	33
3.004% due 12/25/2034		177	167
3.396% due 11/25/2035 ^		499	464
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		822	834
JPMorgan Mortgage Trust
2.572% due 07/27/2037		841	791
3.130% due 07/25/2035		546	543
3.162% due 08/25/2035 ^		284	272
3.169% due 02/25/2035		249	246
3.216% due 09/25/2035		128	117
3.218% due 07/25/2035		237	236
3.248% due 08/25/2035		314	310
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		298	303
Marche Mutui SRL
0.108% due 02/25/2055	EUR	307	322
1.938% due 01/27/2064		859	911
MASTR Adjustable Rate Mortgages Trust
3.043% due 11/21/2034		$261	267
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.404% due 11/15/2031		145	136
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.144% due 12/15/2030		153	147
Merrill Lynch Mortgage Investors Trust
1.006% due 11/25/2035		242	225
1.617% due 10/25/2035		155	148
2.774% due 12/25/2035		217	200
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		154	157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
5.809% due 12/12/2049		$502	$510
5.902% due 06/11/2049		389	396
Morgan Stanley Mortgage Loan Trust
2.862% due 06/25/2036		460	446
Morgan Stanley Re-REMIC Trust
5.793% due 08/12/2045		1,294	1,298
Residential Accredit Loans, Inc. Trust
1.056% due 08/25/2035		130	103
Royal Bank of Scotland Capital Funding Trust
6.095% due 12/16/2049		1,280	1,290
Sequoia Mortgage Trust
0.939% due 07/20/2036		1,087	998
1.436% due 10/19/2026		43	42
Structured Adjustable Rate Mortgage Loan Trust
1.974% due 01/25/2035		138	108
3.081% due 08/25/2035		152	140
3.093% due 02/25/2034		176	177
3.322% due 12/25/2034		342	334
Structured Asset Mortgage Investments Trust
0.946% due 06/25/2036		98	82
0.966% due 04/25/2036		402	325
0.986% due 07/19/2035		945	904
1.396% due 10/19/2034		88	85
Swan Trust
2.940% due 04/25/2041	AUD	163	118
Thrones PLC
1.902% due 07/20/2044	GBP	52	64
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,858
WaMu Mortgage Pass-Through Certificates Trust
1.297% due 01/25/2047		713	647
1.337% due 05/25/2047		449	396
1.351% due 12/25/2046		100	85
1.567% due 02/25/2046		160	147
1.767% due 11/25/2042		20	18
2.098% due 07/25/2046		674	627
2.098% due 11/25/2046		96	86
2.964% due 12/25/2035		192	177
3.007% due 08/25/2035		88	82
Wells Fargo Mortgage-Backed Securities Trust
3.039% due 09/25/2034		61	62

Total Non-Agency Mortgage-Backed Securities (Cost $49,253)			50,359

ASSET-BACKED SECURITIES 2.6%
Aquilae CLO PLC
0.050% due 01/17/2023	EUR	150	158
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		$2,100	2,102
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031		444	443
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	246	259
Carlyle High Yield Partners Ltd.
1.103% due 04/19/2022		$693	693
Citigroup Mortgage Loan Trust, Inc.
0.836% due 01/25/2037		154	97
1.006% due 06/25/2037		7,000	6,239
College Loan Corp. Trust
1.132% due 01/25/2024		800	779
Credit-Based Asset Servicing and Securitization LLC
0.816% due 11/25/2036		82	47
Equity One Mortgage Pass-Through Trust
1.356% due 04/25/2034		86	73
Finn Square CLO Ltd.
2.207% due 12/24/2023		1,400	1,402
Fraser Sullivan CLO Ltd.
1.956% due 04/20/2023		2,811	2,812
GSAMP Trust
0.826% due 12/25/2036		97	52
1.491% due 09/25/2035 ^		128	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.806% due 10/25/2036		$7	$4
Merrill Lynch Mortgage Investors Trust
0.836% due 09/25/2037		25	10
0.876% due 02/25/2037		361	170
Morgan Stanley IXIS Real Estate Capital Trust
0.806% due 11/25/2036		12	5
Navient Student Loan Trust
1.906% due 03/25/2066		4,248	4,297
NovaStar Mortgage Funding Trust
1.226% due 01/25/2036		2,100	1,876
OneMain Financial Issuance Trust
2.470% due 09/18/2024		8,928	8,942
Palmer Square CLO Ltd.
2.280% due 10/17/2025		5,100	5,091
Park Place Securities, Inc.
1.226% due 09/25/2035		3,200	2,967
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.246% due 09/25/2035		800	692
1.806% due 10/25/2034		4,000	3,554
PDM CLO BV
0.561% due 02/14/2023	EUR	233	245
Penta CLO S.A.
0.001% due 06/04/2024		174	183
RAAC Trust
1.096% due 08/25/2036		$700	666
Renaissance Home Equity Loan Trust
1.516% due 12/25/2032		64	61
Securitized Asset-Backed Receivables LLC Trust
0.816% due 12/25/2036 ^		342	115
SLM Student Loan Trust
0.922% due 04/25/2019		5,455	5,398
2.382% due 04/25/2023		7,078	7,094
Soundview Home Loan Trust
0.816% due 11/25/2036		54	22
Structured Asset Securities Corp. Mortgage Loan Trust
2.117% due 04/25/2035		385	365
Symphony CLO Ltd.
1.146% due 05/15/2019		4	4
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		159	161
VOLT LLC
3.375% due 10/25/2054		369	370
3.375% due 02/25/2055		555	558
3.500% due 06/26/2045		2,217	2,227
3.875% due 04/25/2055		34	34
Voya CLO Ltd.
2.180% due 10/15/2022		4,300	4,303

Total Asset-Backed Securities (Cost $64,310)			64,689

SOVEREIGN ISSUES 8.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,000	1,128
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (b)	BRL	262,600	78,218
0.000% due 01/01/2018 (b)		129,500	35,706
France Government International Bond
2.250% due 07/25/2020 (d)	EUR	3,204	3,847
Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2022 (d)		933	985
1.700% due 09/15/2018 (d)		1,922	2,113
2.350% due 09/15/2024 (d)		10,262	12,352
2.550% due 09/15/2041 (d)		2,131	2,835
3.100% due 09/15/2026 (d)		640	824
Japan Government International Bond
0.100% due 03/10/2024 (d)	JPY	204,600	1,844
Mexico Government International Bond
4.750% due 06/14/2018	MXN	65,102	3,051
7.750% due 05/29/2031		187,051	9,022
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	7,276	5,119
3.000% due 09/20/2030 (d)		15,248	11,747

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	154,000	$1,291
4.500% due 07/03/2017		300,000	2,544
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	11	16
0.125% due 03/22/2026 (d)		10,911	16,251
0.125% due 03/22/2044 (d)		448	873
0.125% due 03/22/2046 (d)		5,139	10,311
0.125% due 03/22/2058 (d)		383	958

Total Sovereign Issues (Cost $207,641)			201,035

SHORT-TERM INSTRUMENTS 6.1%

CERTIFICATES OF DEPOSIT 4.2%
Barclays Bank PLC
1.745% due 11/06/2017		$9,400	9,409
1.751% due 09/08/2017		7,100	7,111
Credit Suisse AG
1.753% due 09/12/2017		17,600	17,624
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017		4,700	4,709
Natixis S.A.
1.688% due 09/25/2017		18,500	18,564
Norinchukin Bank
1.589% due 10/10/2017		19,200	19,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017		$8,700	$8,715
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		5,600	5,609
1.723% due 09/18/2017		12,100	12,123

			103,110

REPURCHASE AGREEMENTS (e) 0.1%
			3,478

MEXICO TREASURY BILLS 0.0%
5.789% due 02/02/2017 (b)(c)	MXN	14,000	672

U.S. TREASURY BILLS 1.8%
0.450% due 01/12/2017 - 03/09/2017 (a)(b)(f)(h)(j)		$42,846	42,822

Total Short-Term Instruments (Cost $149,885)			150,082

Total Investments in Securities (Cost $3,091,602)			3,044,987

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.1%

SHORT-TERM INSTRUMENTS 17.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.1%
PIMCO Short-Term Floating NAV Portfolio III	42,416,322	$419,285

Total Short-Term Instruments (Cost $419,289)		419,285

Total Investments in Affiliates (Cost $419,289)		419,285

Total Investments 141.4% (Cost $3,510,891)		$3,464,272

Financial Derivative Instruments (g)(i) (0.7)% (Cost or Premiums, net $157)		(18,362)

Other Assets and Liabilities, net (40.7)%		(995,691)

Net Assets 100.0%		$2,450,219

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$3,478	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(3,552)	$3,478	$3,478

Total Repurchase Agreements						$(3,552)	$3,478	$3,478

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	0.880%	01/03/2017	01/06/2017	$(526,160)	$(526,160)
NOM	0.950	11/18/2016	01/17/2017	(1,540)	(1,542)
	1.200	12/01/2016	01/03/2017	(12,030)	(12,044)
TDM	0.790	10/12/2016	01/12/2017	(16,990)	(17,021)
	0.790	12/06/2016	01/12/2017	(37,188)	(37,211)
	0.790	12/07/2016	01/12/2017	(26,029)	(26,045)
	0.830	10/18/2016	01/13/2017	(19,005)	(19,038)
	0.840	12/07/2016	01/13/2017	(20,308)	(20,321)
	0.860	10/27/2016	01/13/2017	(312,014)	(312,521)
	0.890	10/28/2016	01/13/2017	(146,278)	(146,520)
	0.960	12/07/2016	01/04/2017	(298,321)	(298,536)
	1.000	11/17/2016	01/13/2017	(53,934)	(54,004)
	1.070	11/23/2016	01/04/2017	(4,526)	(4,531)
	1.170	12/12/2016	01/12/2017	(13,979)	(13,989)

Total Sale-Buyback Transactions					$(1,489,483)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(1,028,005) at a weighted average interest rate of 0.626%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(202) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	02/01/2047	$ 10,000	$(9,914)	$(9,914)
Fannie Mae, TBA	4.000	01/01/2047	5,000	(5,244)	(5,254)

Total Short Sales				$(15,158)	$(15,168)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(f)	Securities with an aggregate market value of $1,472,941 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$3,478	$0	$0	$3,478	$(3,552)	$(74)

Master Securities Forward Transaction Agreement
BPG	0	0	(526,160)	(526,160)	526,830	670
NOM	0	0	(13,586)	(13,586)	332	(13,254)
TDM	0	0	(949,737)	(949,737)	945,779	(3,958)

Total Borrowings and Other Financing Transactions	$3,478	$0	$(1,489,483)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,489,483)	$0	$0	$(1,489,483)

Total Borrowings	$0	$(1,489,483)	$0	$0	$(1,489,483)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(1,489,483)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/27/2017	121	$(57)	$(24)

Total Written Options				$(57)	$(24)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl March Futures	Short	03/2017	39	$(51)	$4	$0
Euro-BTP Italy Government Bond March Futures	Short	03/2017	184	(428)	56	(89)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	64	128	37	(30)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	104	(166)	49	(52)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	797	12	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	797	(42)	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2017	775	144	127	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	1,615	6	555	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	355	108	0	(266)
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	76	(110)	74	0
United Kingdom Long Gilt March Futures	Short	03/2017	106	(268)	5	(109)

Total Futures Contracts				$(667)	$907	$(546)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$12,900	$(823)	$(362)	$0	$(15)
CDX.IG-27 5-Year Index	1.000	12/20/2021	12,900	(213)	(19)	0	(17)

				$(1,036)	$(381)	$0	$(32)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/15/2018	$	22,900	$(18)	$(102)	$0	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		12,000	(76)	160	0	(9)
Receive	3-Month USD-LIBOR	1.500	12/21/2021		3,400	76	26	0	(4)
Pay*	3-Month USD-LIBOR	2.500	12/19/2023		68,400	52	605	130	0
Receive*	3-Month USD-LIBOR	2.500	02/22/2026		42,030	429	563	0	(98)
Receive*	3-Month USD-LIBOR	2.400	03/16/2026		116,900	1,730	2,572	0	(271)
Receive*	3-Month USD-LIBOR	2.300	04/21/2026		34,000	663	804	0	(78)
Receive*	3-Month USD-LIBOR	2.300	04/27/2026		40,600	793	952	0	(94)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		540	2	29	0	(2)
Receive*	3-Month USD-LIBOR	1.850	07/27/2026		12,800	510	530	0	(29)
Receive*	3-Month USD-LIBOR	2.000	07/27/2026		36,800	1,226	1,336	0	(83)
Receive	3-Month USD-LIBOR	1.750	12/21/2026		2,200	116	178	0	(7)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		56,560	4,665	578	0	(476)
Receive*	3-Month USD-LIBOR	2.750	12/19/2048		15,400	(40)	(428)	0	(143)
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027	GBP	38,880	2,323	1,008	0	(285)
Receive	6-Month GBP-LIBOR	2.000	09/16/2045		2,655	(468)	(614)	0	(48)
Receive*	6-Month GBP-LIBOR	1.500	03/15/2047		5,140	(113)	(439)	0	(87)
Receive*	6-Month GBP-LIBOR	1.750	03/15/2047		4,820	(479)	(321)	0	(85)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	65,600	(106)	73	0	(9)
Pay	28-Day MXN-TIIE	7.030	11/10/2021	MXN	29,000	(32)	(29)	5	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		22,800	(11)	(11)	4	0
Pay	28-Day MXN-TIIE	8.035	12/17/2026		90,400	38	39	32	0
Pay	28-Day MXN-TIIE	8.300	12/11/2031		23,000	14	15	12	0
Receive	CPTFEMU	0.580	10/15/2017	EUR	18,000	3	64	0	(4)
Pay	CPTFEMU	0.830	05/15/2018		25,700	(275)	(163)	0	(3)
Receive	CPTFEMU	0.625	09/15/2018		9,200	38	63	1	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	CPTFEMU	0.650%	10/15/2018	EUR	5,400	$24	$37	$1	$0
Receive	CPTFEMU	0.882	11/15/2018		6,800	43	43	1	0
Receive	CPTFEMU	0.806	04/15/2021		10,900	248	175	8	0
Receive	CPTFEMU	0.875	05/15/2021		19,500	416	288	14	0
Pay	CPTFEMU	1.165	12/15/2021		3,100	7	5	2	0
Receive	CPTFEMU	1.385	12/15/2026		4,900	(48)	(35)	0	(7)
Receive	CPURNSA	2.250	07/15/2017	$	87,000	(4,530)	(28)	0	(16)
Receive	CPURNSA	2.017	08/19/2017		17,900	(537)	18	3	0
Receive	CPURNSA	2.026	11/23/2020		10,200	64	64	3	0
Receive	CPURNSA	2.021	11/25/2020		9,700	62	62	2	0
Receive	CPURNSA	2.500	07/15/2022		30,300	(2,557)	139	21	0
Pay	CPURNSA	1.800	09/12/2026		17,300	(818)	(644)	0	(35)
Receive	FRCPXTOB	0.890	11/15/2018	EUR	5,100	47	42	5	0
Pay	UKRPI	3.350	05/15/2030	GBP	7,000	(89)	(164)	0	(13)
Pay	UKRPI	3.400	06/15/2030		12,500	(80)	(34)	0	(22)
Pay	UKRPI	3.325	08/15/2030		10,300	(321)	(178)	0	(28)
Pay	UKRPI	3.275	09/15/2030		10,500	(463)	36	0	(26)
Pay	UKRPI	3.300	12/15/2030		5,400	(276)	(19)	0	(14)
Pay	UKRPI	3.140	04/15/2031		2,600	(266)	9	0	(8)
Pay	UKRPI	3.585	10/15/2046		3,500	(142)	55	5	0

						$1,844	$7,359	$249	$(1,984)

Total Swap Agreements						$808	$6,978	$249	$(2,016)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(h)	Securities with an aggregate market value of $19,575 and cash of $4,296 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$907	$249	$1,156		$(24)	$(546)	$(2,016)	$(2,586)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017		$11,864	AUD	16,483	$30	$0
	01/2017		17,463	NZD	25,184	31	0
	02/2017	AUD	16,483		$11,857	0	(29)
	02/2017	NZD	25,184		17,448	0	(31)
BOA	01/2017	CNH	25,981		3,764	42	0
	01/2017	SGD	8,818		6,251	163	0
	01/2017		$31,075	EUR	29,880	383	0
	02/2017	EUR	29,880		$31,118	0	(381)
BPS	01/2017	BRL	21,800		5,020	0	(1,678)
	01/2017	EUR	38,751		41,101	304	0
	01/2017	GBP	30,098		37,636	540	0
	01/2017	INR	223,460		3,306	21	0
	01/2017	MYR	650		145	0	0
	01/2017		$6,499	BRL	21,800	199	0
	02/2017	CNH	19,245		$2,807	84	0
	02/2017		$6,567	MXN	138,689	86	0
	03/2017		144	MYR	650	0	0
	04/2017	BRL	27,600		$7,847	0	(426)
	01/2018		7,780		2,155	0	(41)
BRC	01/2017	COP	3,933,604		1,324	19	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	01/2017	CNH	20,996		$3,023	$15	$0
	01/2017	EUR	312		328	0	(1)
	01/2017	NZD	4,368		3,091	57	0
	01/2017		$1,315	COP	3,982,368	6	0
	01/2017		156	MYR	650	0	(11)
	02/2017	MXN	333,399		$17,762	1,767	0
	02/2017		$6,273	AUD	8,139	0	(405)
DUB	01/2017	BRL	62,800		$17,254	0	(2,041)
	01/2017	INR	148,113		2,191	13	0
	01/2017		$19,311	BRL	62,800	31	(47)
	01/2018	BRL	69,900		$19,645	0	(80)
FBF	01/2017		$2,793	JPY	317,900	0	(73)
	02/2017	MXN	31,527		$1,546	34	0
	02/2017		$163	MXN	3,317	0	(3)
	02/2017		2,068	RUB	128,255	0	(2)
GLM	01/2017	BRL	45,800		$10,715	0	(3,357)
	01/2017		$14,053	BRL	45,800	19	0
	01/2017		6,831	JPY	773,000	0	(216)
	02/2017		55	MXN	1,126	0	(1)
	02/2017		4,027	RUB	257,614	124	0
HUS	01/2017	AUD	16,483		$12,271	376	0
IND	01/2017		$42,423	GBP	34,651	284	0
	02/2017	GBP	34,651		$42,451	0	(287)
	04/2017	BRL	39,600		11,337	0	(533)
JPM	01/2017		39,100		9,198	0	(2,816)
	01/2017	CNH	258,077		37,992	1,172	0
	01/2017	GBP	4,553		5,798	186	0
	01/2017		$11,783	BRL	39,100	231	0
	01/2017		3,990	EUR	3,714	0	(80)
	01/2017		5,746	JPY	675,413	34	0
	02/2017	CNH	22,880		$3,335	97	0
	02/2017	GBP	1,393		1,725	7	0
	02/2017	JPY	675,414		5,753	0	(35)
	02/2017	MXN	65,250		3,160	30	0
	02/2017	ZAR	11,855		859	1	0
	04/2017	BRL	195,400		56,315	0	(2,257)
	01/2018		13,020		3,599	0	(75)
MSB	01/2017		$0	CNH	1	0	0
NGF	01/2017	BRL	34,700		$10,647	0	(14)
	01/2017		$10,591	BRL	34,700	70	0
	01/2018	BRL	38,800		$10,816	0	(133)
SCX	01/2017		23,223		7,094	0	(41)
	01/2017	CNH	44,490		6,472	97	0
	01/2017	JPY	1,883,514		16,856	739	0
	01/2017		$7,116	BRL	23,223	19	0
	02/2017	MXN	13,888		$676	9	0
	02/2017		$7,031	BRL	23,223	45	0
	02/2017		14,742	MXN	281,752	0	(1,225)
SOG	01/2017	NZD	20,816		$14,732	272	0
	01/2017		$13,565	CNH	91,466	0	(460)
TOR	01/2017	BRL	34,422		$8,505	0	(2,071)
	01/2017		$10,148	BRL	34,422	428	0
UAG	01/2017	KRW	110,921		$93	1	0
	01/2017		$5,908	EUR	5,469	0	(150)
	01/2017		12,285	INR	829,329	0	(93)
	01/2017		1,034	JPY	117,200	0	(32)
	01/2017		98	KRW	110,921	0	(6)
	03/2017		93		110,921	0	(1)

Total Forward Foreign Currency Contracts						$8,066	$(19,132)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	02/13/2017	$	182,000	$89	$123
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		7,500	751	273
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		7,500	751	1,177
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		11,400	778	914
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017		349,500	157	6
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/21/2017		143,100	76	71
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		49,000	559	1,687
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		64,400	747	2,109
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		15,600	1,435	1,647
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		4,700	470	504
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		4,700	492	521
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		17,100	1,613	1,981
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		8,100	810	295
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		8,100	810	1,271
RBC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	02/06/2017		264,600	134	77

								$9,672	$12,656

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$117,200	$1,641	$558
NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019	119,000	1,654	566

						$3,295	$1,124

Total Purchased Options						$12,967	$13,780

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000%	02/15/2017	EUR	2,800	$(5)	$(1)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	03/15/2017		9,800	(21)	(7)
BRC	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017		10,800	(21)	(1)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.100	02/15/2017		6,500	(12)	(1)
CBK	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	02/15/2017		2,200	(4)	(1)
GST	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	03/15/2017		$26,900	(74)	(62)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017	EUR	3,300	(6)	(1)

							$(143)	$(74)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP 19,010	$(153)	$(13)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$ 3,900	$(34)	$(4)
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(3)
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 8,600	(391)	(120)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount	Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$34,300	$(250)	$(17)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	(1)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	33,100	(374)	(238)
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,800	(273)	(130)

						$(1,746)	$(513)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 57,200	$(805)	$(1,216)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017	67,600	(482)	(37)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	67,600	(541)	(707)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	72,500	(1,439)	(1,943)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	21,900	(471)	(606)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	21,900	(493)	(619)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	80,800	(1,620)	(2,407)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.800	11/07/2017	26,000	(226)	(55)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.600	11/07/2017	26,000	(226)	(534)

							$ (6,303)	$(8,124)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating RateIndex	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$234,400	$(1,641)	$(250)
NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019	238,000	(1,656)	(254)

						$(3,297)	$(504)

Total Written Options						$(11,642)	$(9,228)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		4,699		(1,985)		(650)		(1,943)		121
Notional Amount in $	$	743,500		$2,396,525		$(683,620)	$	(657,569)	$	(726,136)	$	1,072,700
Notional Amount in AUD	AUD	0	AUD	6,460	AUD	(6,460)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	9,700	EUR	358,129	EUR	(101,790)	EUR	(157,569)	EUR	(64,470)	EUR	44,000
Notional Amount in GBP	GBP	0	GBP	65,950	GBP	0	GBP	(46,940)	GBP	0	GBP	19,010
Premiums	$	(6,963)		$(18,099)		$6,636	$	3,527	$	3,200	$	(11,699)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Mexico Government International Bond	1.000%	06/20/2021	1.407%	$ 10,400	$(237)	$62	$0	$(175)
BRC	Mexico Government International Bond	1.000	06/20/2021	1.407	500	(12)	4	0	(8)
CBK	Brazil Government International Bond	1.000	06/20/2021	2.514	800	(63)	13	0	(50)
	Mexico Government International Bond	1.000	06/20/2021	1.407	1,000	(22)	5	0	(17)
DUB	Brazil Government International Bond	1.000	06/20/2021	2.514	1,100	(87)	18	0	(69)
	Italy Government International Bond	1.000	03/20/2019	0.981	7,700	(63)	69	6	0
	Mexico Government International Bond	1.000	06/20/2021	1.407	2,800	(66)	19	0	(47)
FBF	Mexico Government International Bond	1.000	06/20/2021	1.407	2,900	(68)	19	0	(49)
HUS	Mexico Government International Bond	1.000	06/20/2021	1.407	6,500	(147)	38	0	(109)
NGF	Russia Government International Bond	1.000	06/20/2021	1.622	1,900	(107)	58	0	(49)

						$(872)	$305	$6	$(573)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	4,300	$(222)	$173	$0	$(49)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057		1,400	(72)	56	0	(16)

						$(294)	$229	$0	$(65)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.510%	01/15/2017		$41,100	$0	$(58)	$0	$(58)
	Pay	CPURNSA	1.500	01/15/2017		37,130	0	(57)	0	(57)
	Receive	CPURNSA	1.010	10/16/2017		9,100	0	113	113	0
	Receive	CPURNSA	1.565	06/07/2018		4,100	0	31	31	0
	Receive	CPURNSA	1.570	11/23/2020		1,500	0	34	34	0
	Pay	UKRPI	3.430	06/15/2030	GBP	4,900	1	5	6	0
	Pay	UKRPI	3.350	08/15/2030		7,500	(85)	(102)	0	(187)
BPS	Receive	CPTFEMU	0.550	10/15/2017	EUR	2,200	0	2	2	0
	Receive	CPTFEMU	0.806	04/15/2021		1,300	0	29	29	0
	Pay	FRCPXTOB	1.140	08/15/2026		3,500	0	(149)	0	(149)
CBK	Pay	CPTFEMU	1.177	05/15/2026		4,500	(1)	(141)	0	(142)
DUB	Receive	CPURNSA	2.172	11/01/2018		$16,200	0	(577)	0	(577)
	Receive	CPURNSA	1.725	03/04/2019		2,925	0	7	7	0
GLM	Receive	CPURNSA	2.415	02/12/2017		43,800	24	(2,250)	0	(2,226)
	Receive	CPURNSA	1.942	04/15/2017		22,310	0	(695)	0	(695)
	Receive	CPURNSA	2.175	10/01/2018		26,500	49	(1,001)	0	(952)
	Pay	UKRPI	3.320	05/15/2030	GBP	1,740	0	(35)	0	(35)
	Pay	UKRPI	3.400	06/15/2030		1,700	5	(16)	0	(11)
	Pay	UKRPI	3.325	08/15/2030		17,200	(55)	(481)	0	(536)
	Pay	UKRPI	3.357	04/15/2035		2,700	0	(109)	0	(109)
	Receive	UKRPI	3.145	05/15/2046		1,630	28	372	400	0
	Receive	UKRPI	3.120	06/15/2046		2,830	0	774	774	0
JPM	Receive	CPURNSA	1.550	07/26/2021		$7,200	0	224	224	0
	Receive	CPURNSA	1.602	09/12/2021		5,560	0	153	153	0
	Pay	CPURNSA	1.730	07/26/2026		7,200	0	(392)	0	(392)
	Pay	CPURNSA	1.805	09/12/2026		4,900	0	(263)	0	(263)
	Pay	CPURNSA	1.801	09/12/2026		5,560	0	(229)	0	(229)
	Pay	CPURNSA	1.780	09/15/2026		4,600	(5)	(223)	0	(228)
MYC	Pay	CPURNSA	2.057	05/12/2025		5,100	0	(38)	0	(38)
	Pay	CPURNSA	1.787	07/18/2026		5,200	0	(257)	0	(257)
	Pay	CPURNSA	1.810	07/19/2026		12,000	0	(565)	0	(565)
	Pay	CPURNSA	1.800	07/20/2026		7,600	0	(364)	0	(364)
	Pay	CPURNSA	1.805	09/20/2026		2,200	0	(105)	0	(105)
RYL	Pay	CPTFEMU	1.385	12/15/2026	EUR	12,300	(16)	(104)	0	(120)
	Receive	CPURNSA	2.250	07/15/2017		$61,200	108	(3,295)	0	(3,187)
	Pay	FRCPXTOB	1.140	08/15/2026	EUR	1,800	1	(78)	0	(77)

							$54	$(9,840)	$1,773	$(11,559)

Total Swap Agreements							$(1,112)	$(9,306)	$1,779	$(12,197)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(j)	Securities with an aggregate market value of $21,956 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$61	$0	$0	$61	$(60)	$0	$0	$(60)	$1	$0	$1
BOA	588	0	184	772	(381)	(21)	(302)	(704)	68	0	68
BPS	1,234	0	31	1,265	(2,145)	(4)	(324)	(2,473)	(1,208)	993	(215)
BRC	19	0	0	19	0	(2)	(8)	(10)	9	0	9
CBK	1,845	123	0	1,968	(417)	(1)	(209)	(627)	1,341	(1,420)	(79)
DUB	44	2,364	13	2,421	(2,168)	(1,219)	(742)	(4,129)	(1,708)	(1,268)	(440)
FAR	0	558	0	558	0	(250)	0	(250)	308	(260)	48
FBF	34	0	0	34	(78)	0	(49)	(127)	(93)	0	(93)
GLM	143	6	1,174	1,323	(3,574)	(864)	(4,564)	(9,002)	(7,679)	7,543	(136)
GST	0	0	0	0	0	(63)	(16)	(79)	(79)	61	(18)
HUS	376	0	0	376	0	0	(109)	(109)	267	(280)	(13)
IND	284	0	0	284	(820)	0	0	(820)	(536)	0	(536)
JPM	1,758	0	377	2,135	(5,263)	(386)	(1,112)	(6,761)	(4,626)	4,669	43
MYC	0	8,520	0	8,520	0	(5,575)	(1,329)	(6,904)	1,616	(2,400)	(784)
NGF	70	2,132	0	2,202	(147)	(254)	(49)	(450)	1,752	(1,690)	62
RBC	0	77	0	77	0	0	0	0	77	(290)	(213)
RYL	0	0	0	0	0	(589)	(3,384)	(3,973)	(3,973)	3,912	(61)
SCX	909	0	0	909	(1,266)	0	0	(1,266)	(357)	161	(196)
SOG	272	0	0	272	(460)	0	0	(460)	(188)	116	(72)
TOR	428	0	0	428	(2,071)	0	0	(2,071)	(1,643)	1,738	95
UAG	1	0	0	1	(282)	0	0	(282)	(281)	363	82

Total Over the Counter	$8,066	$13,780	$1,779	$23,625	$(19,132)	$(9,228)	$(12,197)	$(40,557)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$907	$907
Swap Agreements	0	0	0	0	249	249

	$0	$0	$0	$0	$1,156	$1,156

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,066	$0	$8,066
Purchased Options	0	0	0	0	13,780	13,780
Swap Agreements	0	6	0	0	1,773	1,779

	$0	$6	$0	$8,066	$15,553	$23,625

	$0	$6	$0	$8,066	$16,709	$24,781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	546	546
Swap Agreements	0	32	0	0	1,984	2,016

	$0	$32	$0	$0	$2,554	$2,586

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,132	$0	$19,132
Written Options	0	74	0	13	9,141	9,228
Swap Agreements	0	638	0	0	11,559	12,197

	$0	$712	$0	$19,145	$20,700	$40,557

	$0	$744	$0	$19,145	$23,254	$43,143

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Written Options	0	0	0	0	105	105
Futures	1,202	0	0	0	7,212	8,414
Swap Agreements	0	(1,556)	0	0	(41,565)	(43,121)

	$1,202	$(1,556)	$0	$0	$(34,270)	$(34,624)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,614)	$0	$(7,614)
Purchased Options	0	0	0	(119)	(6,575)	(6,694)
Written Options	0	395	0	1,790	3,837	6,022
Swap Agreements	0	1,284	0	57	(12,202)	(10,861)

	$0	$1,679	$0	$(5,886)	$(14,940)	$(19,147)

	$1,202	$123	$0	$(5,886)	$(49,210)	$(53,771)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$33	$33
Futures	(273)	0	0	0	(1,261)	(1,534)
Swap Agreements	0	(339)	0	0	13,320	12,981

	$(273)	$(339)	$0	$0	$12,092	$11,480

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17,668)	$0	$(17,668)
Purchased Options	0	0	0	0	2,977	2,977
Written Options	0	42	0	(44)	(943)	(945)
Swap Agreements	0	(130)	0	0	11,727	11,597

	$0	$(88)	$0	$(17,712)	$13,761	$(4,039)

	$(273)	$(427)	$0	$(17,712)	$25,853	$7,441

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$194	$0	$194
Corporate Bonds & Notes
Banking & Finance	0	205,594	0	205,594
Industrials	0	10,691	0	10,691
Utilities	0	10,622	0	10,622
Municipal Bonds & Notes West Virginia	0	606	0	606
U.S. Government Agencies	0	111,942	0	111,942
U.S. Treasury Obligations	0	2,239,173	0	2,239,173
Non-Agency Mortgage-Backed Securities	0	50,359	0	50,359
Asset-Backed Securities	0	64,689	0	64,689
Sovereign Issues	0	201,035	0	201,035
Short-Term Instruments
Certificates of Deposit	0	103,110	0	103,110
Repurchase Agreements	0	3,478	0	3,478
Mexico Treasury Bills	0	672	0	672
U.S. Treasury Bills	0	42,822	0	42,822

	$0	$3,044,987	$0	$3,044,987

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$419,285	$0	$0	$419,285

Total Investments	$419,285	$3,044,987	$0	$3,464,272

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(15,168)	0	(15,168)

	$0	$(15,168)	$0	$(15,168)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	907	249	0	1,156
Over the counter	0	23,625	0	23,625

	$907	$23,874	$0	$24,781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(570)	(2,016)	0	(2,586)
Over the counter	0	(40,557)	0	(40,557)

	$(570)	$(42,573)	$0	$(43,143)

Total Financial Derivative Instruments	$337	$(18,699)	$0	$(18,362)

Totals	$419,622	$3,011,120	$0	$3,430,742

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$36,839	$7,046,630	$(6,664,400)	$77	$139	$419,285	$1,230	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The

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Notes to Financial Statements (Cont.)

interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,

32	PIMCO VARIABLE INSURANCE TRUST

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among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In

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Notes to Financial Statements (Cont.)

periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

34	PIMCO VARIABLE INSURANCE TRUST

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mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

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Notes to Financial Statements (Cont.)

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the

36	PIMCO VARIABLE INSURANCE TRUST

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swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease

ANNUAL REPORT	DECEMBER 31, 2016	37

Notes to Financial Statements (Cont.)

if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the

ANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements (Cont.)

Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be,

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers),

common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$50,806	$27,718

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,151,686	$4,670,221	$390,706	$635,534

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,845	$72,707	3,239	$41,220
Administrative Class	21,229	263,315	15,642	199,728
Advisor Class	2,034	25,114	5,974	76,807
Issued as reinvestment of distributions
Institutional Class	274	3,409	616	7,388
Administrative Class	3,471	43,224	7,320	87,630
Advisor Class	894	11,133	1,799	21,499
Cost of shares redeemed
Institutional Class	(7,688)	(95,691)	(2,327)	(29,633)
Administrative Class	(49,654)	(614,870)	(39,005)	(498,829)
Advisor Class	(4,687)	(57,794)	(2,346)	(29,871)
Net increase (decrease) resulting from Portfolio share transactions	(28,282)	$(349,453)	(9,088)	$(124,061)

As of December 31, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 52% of the Portfolio. One shareholder is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Real Return Portfolio	$0	$0	$(63,924)	$(3,146)	$(128,957)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Real Return Portfolio	$67,025	$61,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Real Return Portfolio	$3,529,019	$24,921	$(89,668)	$(64,747)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Real Return Portfolio	$31,661	$0	$26,106	$116,517	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPTFEMU	Eurozone HICP ex-Tobacco Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

46	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Portfolio	0.00%	0.00%	$31,661	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	47

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	49

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Short-Term Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such

4	PIMCO VARIABLE INSURANCE TRUST

as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	—	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

Corporate Bonds & Notes	59.8%
Short-Term Instruments‡	14.9%
Asset-Backed Securities	12.3%
U.S. Treasury Obligations	4.2%
Non-Agency Mortgage-Backed Securities	3.4%
Other	5.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Short-Term Portfolio Institutional Class	2.52%	1.65%	2.34%	2.91%
PIMCO Short-Term Portfolio Administrative Class	2.37%	1.50%	2.19%	2.84%
PIMCO Short-Term Portfolio Advisor Class	2.27%	1.40%	—	1.37%
Citi 3-Month Treasury Bill Index±	0.27%	0.09%	0.73%	1.74%♦

All Portfolio returns are net of fees and expenses.

§	For class inception dates please refer to the Important information.

♦	Average annual total return since 09/30/1999.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.47% for Institutional Class shares, 0.62% for Administrative Class shares, and 0.72% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Exposure to investment grade credit contributed to performance.

»	Holdings of high quality securitized credit, such as CLOs and CMBS, benefited performance.

»	Exposure to high yield corporate credit contributed to performance.

»	Long U.S. dollar bias versus the Australian dollar and Canadian dollar benefited performance.

»	Long U.S. dollar bias versus the Japanese yen detracted from performance.

»	An overweight to local Mexican duration during the later portions of the reporting period detracted from performance.

»	An underweight to U.K. interest rates detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,018.10	$2.46	$1,000.00	$1,022.97	$2.47	0.48%
Administrative Class	1,000.00	1,017.30	3.23	1,000.00	1,022.21	3.24	0.63
Advisor Class	1,000.00	1,016.80	3.74	1,000.00	1,021.70	3.75	0.73

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Institutional Class
12/31/2016	$10.27	$0.17	$0.09	$0.26	$(0.18)	$(0.05)	$(0.23)
12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	(0.09)
12/31/2012	10.12	0.11	0.19	0.30	(0.11)	(0.02)	(0.13)

Administrative Class
12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	(0.21)
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	(0.08)
12/31/2012	10.12	0.09	0.19	0.28	(0.09)	(0.02)	(0.11)

Advisor Class
12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	(0.20)
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
12/31/2012	10.12	0.08	0.19	0.27	(0.08)	(0.02)	(0.10)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.30	2.52%	$6,534	0.48%	0.45%	1.66%	862%
10.27	1.26	5,872	0.47	0.45	1.04	756
10.26	0.86	6,217	0.46	0.45	0.76	328
10.27	0.72	7,865	0.46	0.45	0.96	134
10.29	2.93	9,082	0.45	0.45	1.04	103

10.30	2.37	136,266	0.63	0.60	1.50	862
10.27	1.11	139,039	0.62	0.60	0.91	756
10.26	0.71	108,802	0.61	0.60	0.61	328
10.27	0.57	72,378	0.61	0.60	0.79	134
10.29	2.78	43,217	0.60	0.60	0.90	103

10.30	2.27	135,645	0.73	0.70	1.40	862
10.27	1.01	125,889	0.72	0.70	0.80	756
10.26	0.61	111,808	0.71	0.70	0.51	328
10.27	0.47	98,373	0.71	0.70	0.69	134
10.29	2.67	50,402	0.70	0.70	0.79	103

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$286,823
Investments in Affiliates	571
Financial Derivative Instruments
Exchange-traded or centrally cleared	97
Over the counter	519
Cash	2
Deposits with counterparty	1,810
Foreign currency, at value	278
Receivable for investments sold	33
Receivable for Portfolio shares sold	277
Interest and/or dividends receivable	1,720
Dividends receivable from Affiliates	1
Total Assets	292,131

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,391
Financial Derivative Instruments
Exchange-traded or centrally cleared	70
Over the counter	166
Payable for investments purchased	2,399
Payable for investments in Affiliates purchased	1
Deposits from counterparty	270
Payable for Portfolio shares redeemed	1,223
Accrued investment advisory fees	62
Accrued supervisory and administrative fees	50
Accrued distribution fees	30
Accrued servicing fees	18
Other liabilities	6
Total Liabilities	13,686

Net Assets	$278,445

Net Assets Consist of:
Paid in capital	$277,003
Undistributed net investment income	2,541
Accumulated undistributed net realized (loss)	(1,942)
Net unrealized appreciation	843

Net Assets	$278,445

Net Assets:
Institutional Class	$6,534
Administrative Class	136,266
Advisor Class	135,645

Shares Issued and Outstanding:
Institutional Class	634
Administrative Class	13,224
Advisor Class	13,164

Net Asset Value Per Share Outstanding:
Institutional Class	$10.30
Administrative Class	10.30
Advisor Class	10.30

Cost of investments in securities	$286,379
Cost of investments in Affiliates	$571
Cost of foreign currency held	$287
Cost or premiums of financial derivative instruments, net	$(58)

* Includes repurchase agreements of:	$395

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest	$5,678
Dividends	4
Dividends from Investments in Affiliates	19
Total Income	5,701

Expenses:
Investment advisory fees	668
Supervisory and administrative fees	535
Servicing fees - Administrative Class	205
Distribution and/or servicing fees - Advisor Class	309
Trustee fees	7
Interest expense	76
Total Expenses	1,800

Net Investment Income	3,901

Net Realized Gain (Loss):
Investments in securities	(1,250)
Investments in Affiliates	(55)
Exchange-traded or centrally cleared financial derivative instruments	(288)
Over the counter financial derivative instruments	601
Foreign currency	(155)

Net Realized (Loss)	(1,147)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,329
Investments in Affiliates	59
Exchange-traded or centrally cleared financial derivative instruments	(262)
Over the counter financial derivative instruments	312
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation	3,440

Net Increase in Net Assets Resulting from Operations	$6,194

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase in Net Assets from:

Operations:
Net investment income	$3,901	$2,050
Net realized gain (loss)	(1,147)	1,133
Net change in unrealized appreciation (depreciation)	3,440	(651)

Net Increase in Net Assets Resulting from Operations	6,194	2,532

Distributions to Shareholders:
From net investment income
Institutional Class	(119)	(67)
Administrative Class	(2,160)	(1,130)
Advisor Class	(1,829)	(1,008)
From net realized capital gains
Institutional Class	(33)	(3)
Administrative Class	(645)	(69)
Advisor Class	(639)	(67)

Total Distributions(a)	(5,425)	(2,344)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	6,876	43,785

Total Increase in Net Assets	7,645	43,973

Net Assets:
Beginning of year	270,800	226,827
End of year*	$278,445	$270,800

* Including undistributed net investment income of:	$2,541	$2,491

**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.0%

BANK LOAN OBLIGATIONS 1.2%
Avago Technologies Cayman Ltd.
3.704% due 02/01/2023	$202	$205
Community Health Systems, Inc.
4.185% due 12/31/2018	934	921
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017	1,100	1,109
FCA U.S. LLC
3.500% due 05/24/2017	638	640
Las Vegas Sands LLC
3.020% due 12/19/2020	396	399
T-Mobile USA, Inc.
3.520% due 11/09/2022	198	200

Total Bank Loan Obligations (Cost $3,462)		3,474

CORPORATE BONDS & NOTES 61.7%

BANKING & FINANCE 30.7%
Air Lease Corp.
2.125% due 01/15/2020	300	296
3.375% due 01/15/2019	600	610
Ally Financial, Inc.
2.750% due 01/30/2017	200	200
3.250% due 02/13/2018	700	705
3.500% due 01/27/2019	100	101
4.125% due 03/30/2020	800	818
5.500% due 02/15/2017	1,200	1,205
American Tower Corp.
4.500% due 01/15/2018	200	205
Aviation Capital Group Corp.
2.875% due 09/17/2018	1,900	1,926
4.625% due 01/31/2018	700	721
Banco Santander Brasil S.A.
4.625% due 02/13/2017	1,600	1,604
Barclays Bank PLC
6.050% due 12/04/2017	750	775
Barclays PLC
2.000% due 03/16/2018	300	300
2.992% due 08/10/2021	300	308
BGC Partners, Inc.
5.125% due 05/27/2021	200	206
BOC Aviation Ltd.
2.875% due 10/10/2017	430	432
3.000% due 03/30/2020	200	201
CIT Group, Inc.
4.250% due 08/15/2017	400	406
5.000% due 05/15/2018	1,100	1,116
5.250% due 03/15/2018	500	519
5.500% due 02/15/2019	2,000	2,115
Citigroup, Inc.
2.194% due 10/26/2020	1,300	1,317
2.378% due 03/30/2021	1,600	1,626
Commerzbank Finance & Covered Bond S.A.
0.684% due 03/20/2017	200	199
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (e)	500	514
Credit Agricole S.A.
1.923% due 06/10/2020	1,350	1,356
8.125% due 09/19/2033	200	216
Credit Suisse Group Funding Guernsey Ltd.
3.172% due 04/16/2021	3,000	3,112
DBS Bank Ltd.
3.625% due 09/21/2022	250	252
Eksportfinans ASA
5.500% due 06/26/2017	1,090	1,107
Ford Motor Credit Co. LLC
1.816% due 01/09/2018	1,300	1,304
General Motors Financial Co., Inc.
2.236% due 04/10/2018	800	805
2.400% due 04/10/2018	1,000	1,001
2.440% due 01/15/2020	1,269	1,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 09/25/2017		$100	$101
4.750% due 08/15/2017		1,050	1,070
6.750% due 06/01/2018		675	717
Goldman Sachs Group, Inc.
1.757% due 12/13/2019		1,200	1,201
2.537% due 11/29/2023		2,725	2,812
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		500	562
HBOS PLC
1.646% due 09/06/2017		2,300	2,296
HSBC Holdings PLC
2.590% due 05/25/2021		2,200	2,249
3.191% due 03/08/2021		800	837
3.600% due 05/25/2023		1,000	1,006
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		300	299
Hyundai Capital Services, Inc.
1.793% due 03/18/2017		200	200
Industrial Bank of Korea
2.375% due 07/17/2017		500	502
International Lease Finance Corp.
3.875% due 04/15/2018		400	408
5.875% due 04/01/2019		600	639
8.750% due 03/15/2017		2,000	2,029
Intesa Sanpaolo SpA
2.375% due 01/13/2017		2,600	2,600
Jefferies Group LLC
5.125% due 04/13/2018		150	155
JPMorgan Chase & Co.
0.816% due 05/30/2017	GBP	100	123
2.092% due 10/29/2020		$1,200	1,222
7.900% due 04/30/2018 (e)		900	933
LeasePlan Corp. NV
2.500% due 05/16/2018		1,040	1,042
2.875% due 01/22/2019		1,300	1,300
3.000% due 10/23/2017		1,100	1,108
Macquarie Group Ltd.
3.000% due 12/03/2018		1,550	1,573
7.625% due 08/13/2019		1,700	1,907
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.657% due 07/23/2019		900	898
Mizuho Financial Group, Inc.
2.354% due 04/12/2021		2,200	2,238
Morgan Stanley
2.282% due 10/24/2023		500	506
MUFG Americas Holdings Corp.
1.457% due 02/09/2018		2,000	1,997
MUFG Capital Finance Ltd.
5.271% due 01/25/2017 (e)	EUR	200	212
6.299% due 01/25/2017 (e)	GBP	400	497
Navient Corp.
4.625% due 09/25/2017		$600	610
5.500% due 01/15/2019		1,200	1,248
6.625% due 07/26/2021		200	212
Piper Jaffray Cos.
3.998% due 05/31/2017		200	200
5.060% due 10/09/2018		400	407
Reliance Standard Life Global Funding
2.150% due 10/15/2018		300	302
Royal Bank of Scotland PLC
9.500% due 03/16/2022		1,300	1,322
10.500% due 03/16/2022	EUR	500	537
13.125% due 03/19/2022	AUD	850	626
Santander Bank N.A.
1.804% due 01/12/2018		$300	300
Santander Holdings USA, Inc.
2.380% due 11/24/2017		1,100	1,110
3.450% due 08/27/2018		175	178
Santander UK PLC
1.780% due 08/24/2018		1,000	1,002
3.050% due 08/23/2018		250	254
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		500	481
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (e)		500	555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.900% due 12/15/2017	$900	$941
Standard Chartered PLC
1.291% due 09/08/2017	200	200
1.700% due 04/17/2018	250	249
State Bank of India
3.250% due 04/18/2018	200	202
Synchrony Financial
1.875% due 08/15/2017	400	400
2.111% due 02/03/2020	500	495
2.287% due 11/09/2017	1,600	1,611
UBS Group Funding Jersey Ltd.
2.437% due 09/24/2020	750	759
2.661% due 04/14/2021	3,150	3,250
Unibail-Rodamco SE
1.650% due 04/16/2019	1,500	1,494
United Overseas Bank Ltd.
2.875% due 10/17/2022	200	201
Vonovia Finance BV
3.200% due 10/02/2017	1,900	1,917
Weyerhaeuser Co.
6.950% due 08/01/2017	493	507

		85,670

INDUSTRIALS 22.2%
Actavis Funding SCS
2.033% due 03/12/2018	1,300	1,308
2.208% due 03/12/2020	4,018	4,097
Anheuser-Busch InBev Finance, Inc.
2.146% due 02/01/2021	400	407
Asciano Finance Ltd.
5.000% due 04/07/2018	500	514
BAT International Finance PLC
1.473% due 06/15/2018	100	100
2.125% due 06/07/2017	450	451
Baxalta, Inc.
2.000% due 06/22/2018	300	300
Central Nippon Expressway Co. Ltd.
2.170% due 08/05/2019	200	200
2.369% due 09/10/2018	250	251
Chevron Corp.
1.861% due 05/16/2021	3,000	3,021
Cimarex Energy Co.
5.875% due 05/01/2022	600	624
CNPC General Capital Ltd.
2.750% due 04/19/2017	500	502
ConocoPhillips Co.
1.806% due 05/15/2022	1,200	1,189
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	176	182
Cox Communications, Inc.
6.250% due 06/01/2018	150	158
D.R. Horton, Inc.
3.625% due 02/15/2018	500	506
3.750% due 03/01/2019	400	409
Daimler Finance North America LLC
1.515% due 10/30/2019	4,000	4,011
1.746% due 08/01/2018	500	503
Diamond Finance Corp.
3.480% due 06/01/2019	400	408
4.420% due 06/15/2021	200	207
DISH DBS Corp.
4.250% due 04/01/2018	1,500	1,542
eBay, Inc.
1.366% due 08/01/2019	1,900	1,891
2.500% due 03/09/2018	900	908
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	1,000	1,011
Enbridge, Inc.
1.384% due 06/02/2017	500	500
Energy Transfer Partners LP
2.500% due 06/15/2018	250	251

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 02/15/2017		$200	$201
9.000% due 04/15/2019		400	455
FMC Technologies, Inc.
2.000% due 10/01/2017		600	601
General Electric Co.
6.375% due 11/15/2067		500	504
Georgia-Pacific LLC
2.539% due 11/15/2019		600	605
Glencore Finance Canada Ltd.
3.600% due 01/15/2017		500	500
Goldcorp, Inc.
2.125% due 03/15/2018		200	200
Hewlett Packard Enterprise Co.
2.928% due 10/05/2018		750	767
Hyundai Capital America
4.000% due 06/08/2017		500	505
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		250	250
2.050% due 07/20/2018		1,200	1,200
2.950% due 07/21/2020		950	956
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017		150	151
Kinder Morgan, Inc.
2.000% due 12/01/2017		100	100
7.000% due 06/15/2017		550	563
7.250% due 06/01/2018		900	959
KLA-Tencor Corp.
3.375% due 11/01/2019		150	154
Korea National Oil Corp.
3.125% due 04/03/2017		200	201
MGM Resorts International
8.625% due 02/01/2019		300	339
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		200	204
Nissan Motor Acceptance Corp.
1.664% due 04/06/2018		500	503
1.950% due 09/12/2017		600	602
1.961% due 03/08/2019		1,100	1,112
ONEOK Partners LP
2.000% due 10/01/2017		500	501
Petrofac Ltd.
3.400% due 10/10/2018		100	101
Petroleos Mexicanos
3.500% due 07/18/2018		950	961
5.750% due 03/01/2018		1,850	1,918
Pioneer Natural Resources Co.
6.650% due 03/15/2017		1,500	1,515
QUALCOMM, Inc.
1.461% due 05/20/2020		500	500
Reynolds American, Inc.
2.300% due 06/12/2018		750	755
4.000% due 06/12/2022		100	105
S&P Global, Inc.
2.500% due 08/15/2018		300	303
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	111
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$500	494
Southern Co.
2.950% due 07/01/2023		200	197
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		600	606
Suntory Holdings Ltd.
1.650% due 09/29/2017		400	400
Symantec Corp.
2.750% due 06/15/2017		250	251
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017		250	250
Telefonica Emisiones S.A.U.
1.648% due 06/23/2017		2,900	2,905
Tesco PLC
5.500% due 11/15/2017		2,000	2,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable LLC
5.850% due 05/01/2017		$1,500	$1,521
6.750% due 07/01/2018		1,400	1,495
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	211
Total Capital International S.A.
1.452% due 08/10/2018		81	81
UAL Pass-Through Trust
9.750% due 07/15/2018		234	235
USG Corp.
8.250% due 01/15/2018		1,550	1,649
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	170
Viacom, Inc.
6.125% due 10/05/2017		300	309
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017		500	499
1.600% due 11/20/2017		700	698
VW Credit, Inc.
1.417% due 06/26/2017		1,400	1,387
Whirlpool Corp.
1.650% due 11/01/2017		200	200
Wind Acquisition Finance S.A.
3.689% due 07/15/2020	EUR	500	530
Woodside Finance Ltd.
4.600% due 05/10/2021		$900	946
Wyndham Worldwide Corp.
2.500% due 03/01/2018		250	252
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	99
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	209
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		300	300

			61,802

UTILITIES 8.8%
AT&T, Inc.
1.750% due 01/15/2018		1,000	1,001
1.928% due 06/30/2020		1,300	1,308
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	386
6.500% due 11/30/2072		$900	932
BP Capital Markets PLC
1.232% due 02/10/2017		100	100
1.627% due 09/26/2018		700	703
1.840% due 09/16/2021		2,000	2,009
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		2,300	2,299
Dominion Resources, Inc.
2.125% due 02/15/2018		2,700	2,705
Enel Finance International NV
6.250% due 09/15/2017		1,300	1,340
FirstEnergy Corp.
2.750% due 03/15/2018		800	807
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,050	1,093
National Grid North America, Inc.
1.551% due 08/21/2017		2,600	2,597
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017		300	301
Plains All American Pipeline LP
6.500% due 05/01/2018		200	211
Shell International Finance BV
1.352% due 05/11/2020		300	300
Sinopec Group Overseas Development Ltd.
1.656% due 04/10/2017		1,300	1,301
1.750% due 04/10/2017		750	750
Sprint Communications, Inc.
8.375% due 08/15/2017		1,100	1,143
TECO Finance, Inc.
1.476% due 04/10/2018		150	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telecom Italia Capital S.A.
6.999% due 06/04/2018	$1,700	$1,806
Williams Partners LP
7.250% due 02/01/2017	1,200	1,205

		24,447

Total Corporate Bonds & Notes (Cost $171,252)		171,919

MUNICIPAL BONDS & NOTES 0.6%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.830% due 11/25/2043	102	101

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	800	814
University of California Revenue Bonds, Series 2011
1.117% due 07/01/2041	500	500

		1,314

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
1.460% due 12/01/2033	210	210

Total Municipal Bonds & Notes (Cost $1,612)		1,625

U.S. GOVERNMENT AGENCIES 1.5%
Fannie Mae
0.644% due 12/25/2036	9	8
0.876% due 03/25/2034	7	7
0.906% due 08/25/2034	2	2
0.956% due 02/25/2037 - 10/27/2037	77	77
1.106% due 05/25/2042	6	5
1.234% due 01/01/2021	181	181
1.306% due 09/25/2041	126	126
1.336% due 06/25/2041	106	107
1.436% due 12/25/2037	53	54
1.741% due 03/01/2044 - 07/01/2044	21	22
3.130% due 10/01/2031	1	1
Freddie Mac
0.796% due 12/25/2036	17	17
1.154% due 09/15/2041	58	58
1.404% due 02/15/2038	54	55
1.741% due 10/25/2044 - 02/25/2045	165	168
1.941% due 07/25/2044	31	31
Ginnie Mae
1.000% due 01/20/2066	985	995
1.080% due 04/20/2062	283	282
1.230% due 02/20/2062	229	229
1.330% due 01/20/2066	495	493
1.530% due 03/20/2066	495	498
1.589% due 11/20/2066	601	601
2.000% due 02/20/2032	6	6
NCUA Guaranteed Notes
0.999% due 12/07/2020	70	70

Total U.S. Government Agencies (Cost $4,077)		4,093

U.S. TREASURY OBLIGATIONS 4.3%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (g)	7,006	7,071
0.125% due 04/15/2020 (g)	4,954	5,007

Total U.S. Treasury Obligations (Cost $12,002)		12,078

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%
Bancorp Commercial Mortgage Trust
2.134% due 11/15/2033		$600	$601
BCAP LLC Trust
2.982% due 11/26/2035		8	8
Bear Stearns Adjustable Rate Mortgage Trust
3.351% due 01/25/2034		4	4
Bear Stearns ALT-A Trust
3.149% due 09/25/2035		20	17
CDGJ Commercial Mortgage Trust
2.104% due 12/15/2027		428	430
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		7	7
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		293	292
Countrywide Commercial Mortgage Trust
6.095% due 11/12/2043		179	181
Countrywide Home Loan Reperforming REMIC Trust
1.096% due 06/25/2035		10	9
Credit Suisse Commercial Mortgage Trust
6.062% due 02/15/2041		700	714
Credit Suisse First Boston Mortgage Securities Corp.
1.173% due 03/25/2032		3	2
2.743% due 06/25/2033		12	12
Eurosail PLC
0.677% due 06/13/2045	GBP	117	143
First Republic Mortgage Loan Trust
1.004% due 08/15/2032		$9	8
GreenPoint Mortgage Funding Trust
1.196% due 06/25/2045		26	23
GS Mortgage Securities Trust
5.793% due 08/10/2045		415	418
GSR Mortgage Loan Trust
3.010% due 09/25/2035		13	13
HarborView Mortgage Loan Trust
1.176% due 05/19/2035		34	29
Hudson’s Bay Simon JV Trust
2.215% due 08/05/2034		300	301
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		58	58
5.713% due 02/12/2049		286	287
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.144% due 12/15/2030		4	4
Merrill Lynch Mortgage Investors Trust
1.617% due 10/25/2035		7	7
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.852% due 08/12/2049		645	653
Morgan Stanley Capital Trust
5.775% due 04/12/2049		278	278
MortgageIT Trust
1.396% due 02/25/2035		357	346
Nomura Resecuritization Trust
1.188% due 12/26/2036		358	354
RBSSP Resecuritization Trust
1.084% due 10/26/2036		66	65
2.812% due 10/25/2035		1,198	1,211
RFTI Issuer Ltd.
2.454% due 08/15/2030		576	576
Structured Asset Mortgage Investments Trust
0.986% due 07/19/2035		6	6
0.986% due 05/25/2045		39	35
1.396% due 09/19/2032		3	2
Wachovia Bank Commercial Mortgage Trust
0.917% due 04/15/2047		1,100	1,096
5.707% due 06/15/2049		244	245
WaMu Mortgage Pass-Through Certificates Trust
1.567% due 02/25/2046		20	18
1.567% due 08/25/2046		25	22
1.767% due 11/25/2042		9	8
1.967% due 06/25/2042		2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo-RBS Commercial Mortgage Trust
1.907% due 06/15/2045		$1,200	$1,223

Total Non-Agency Mortgage-Backed Securities (Cost $9,877)			9,708

ASSET-BACKED SECURITIES 12.7%
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		2,200	2,202
Bear Stearns Asset-Backed Securities Trust
1.416% due 10/25/2032		1	1
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	246	258
Carlyle Global Market Strategies CLO Ltd.
2.111% due 04/20/2022		$295	296
Cavalry CLO Ltd.
2.250% due 01/16/2024		353	353
CIFC Funding Ltd.
2.177% due 08/14/2024		578	578
Citigroup Mortgage Loan Trust, Inc.
1.106% due 01/25/2036		44	44
COA Summit CLO Ltd.
2.231% due 04/20/2023		866	866
Colony American Finance Ltd.
2.544% due 06/15/2048		248	243
Colony Starwood Homes Trust
2.236% due 07/17/2033		699	709
Cordatus CLO PLC
0.042% due 07/25/2024	EUR	248	261
Countrywide Asset-Backed Certificates
0.996% due 12/25/2031 ^		$1	1
1.496% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.496% due 08/25/2032		3	2
Dell Equipment Finance Trust
1.420% due 12/22/2017		314	314
Denali Capital CLO Ltd.
1.112% due 01/22/2022		331	329
Drug Royalty LP
3.730% due 07/15/2023		178	179
Dryden Senior Loan Fund
2.006% due 08/15/2025		1,300	1,297
2.050% due 01/15/2022		673	673
Eagle Ltd.
2.570% due 12/15/2039		125	124
Eastland CLO Ltd.
1.116% due 05/01/2022		54	54
Educational Services of America, Inc.
1.486% due 04/25/2039		127	123
Evergreen Credit Card Trust
1.424% due 04/15/2020		1,000	1,005
Ford Credit Auto Lease Trust
1.040% due 05/15/2018		525	525
Fraser Sullivan CLO Ltd.
1.956% due 04/20/2023		424	424
Gallatin CLO Ltd.
2.150% due 07/15/2023		1,206	1,206
GCAT LLC
3.750% due 07/25/2020		341	342
4.500% due 03/25/2021		404	406
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		218	218
JMP Credit Advisors CLO Ltd.
2.060% due 04/30/2023		700	699
KVK CLO Ltd.
2.250% due 07/15/2023		390	391
2.332% due 02/10/2025		1,243	1,244
LCM LP
1.581% due 04/15/2022		230	230
Lockwood Grove CLO Ltd.
2.330% due 04/25/2025		2,200	2,203
Long Fellow Place CLO Ltd.
1.000% due 01/15/2024 (a)		1,400	1,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Madison Park Funding Ltd.
1.545% due 04/22/2022		$608	$608
2.196% due 08/15/2022		527	528
Malin CLO BV
0.000% due 05/07/2023	EUR	691	728
MASTR Asset-Backed Securities Trust
0.806% due 11/25/2036		$2	1
Navient Private Education Loan Trust
1.204% due 12/15/2021		69	69
Navient Student Loan Trust
1.906% due 03/25/2066		2,371	2,398
2.006% due 06/25/2065		685	696
Northstar Education Finance, Inc.
1.456% due 12/26/2031		92	90
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		341	342
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	1,001
Palmer Square CLO Ltd.
2.280% due 10/17/2025		1,000	998
Progress Residential Trust
1.940% due 01/17/2034		600	602
2.236% due 09/17/2033		1,496	1,511
Renaissance Home Equity Loan Trust
1.116% due 11/25/2034		5	5
1.256% due 12/25/2033		22	21
1.464% due 08/25/2033		4	4
SBA Tower Trust
2.898% due 10/15/2044		300	302
SLM Student Loan Trust
2.382% due 04/25/2023		36	36
SMB Private Education Loan Trust
2.154% due 02/17/2032		200	205
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		595	593
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		132	132
Symphony CLO LP
1.976% due 01/09/2023		458	457
Tralee CLO Ltd.
1.803% due 07/20/2026		250	250
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036		190	190
3.598% due 10/27/2036		493	492
Venture CLO Ltd.
1.609% due 11/14/2022		1,000	998
Vericrest Opportunity Loan Trust
3.375% due 10/25/2058		182	182
4.250% due 03/26/2046		159	161
VOLT LLC
3.250% due 02/25/2055		815	815
3.500% due 07/25/2046		476	476
3.500% due 09/25/2046		197	197
4.125% due 10/25/2045		341	344
4.250% due 02/26/2046		225	228
Voya CLO Ltd.
2.180% due 10/15/2022		500	500

Total Asset-Backed Securities (Cost $35,296)			35,361

SOVEREIGN ISSUES 2.3%
Export-Import Bank of Korea
1.311% due 05/21/2018		1,600	1,594
Japan Finance Organization for Municipalities
2.500% due 09/12/2018		1,000	1,012
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		1,200	1,204
Korea Hydro & Nuclear Power Co. Ltd.
1.696% due 05/22/2017		1,000	1,000
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		250	251
Saudi Government International Bond
2.375% due 10/26/2021		1,300	1,263

Total Sovereign Issues (Cost $6,354)			6,324

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.2%

CERTIFICATES OF DEPOSIT 3.7%
Barclays Bank PLC
1.751% due 09/08/2017	$3,200	$3,205
Credit Suisse AG
1.753% due 09/12/2017	700	701
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017	500	501
Mizuho Bank Ltd.
1.653% due 12/12/2017	1,500	1,500
Norinchukin Bank
1.589% due 10/11/2017	2,000	2,005
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017	500	501
1.723% due 09/18/2017	2,000	2,004

		10,417

COMMERCIAL PAPER 5.6%
Autonation, Inc.
1.300% due 01/04/2017	1,000	1,000
Electricite de France S.A.
1.510% due 01/09/2017	2,500	2,500
Energy Transfer Partners LP
1.620% due 01/05/2017	1,300	1,300
ENI Finance USA, Inc.
1.700% due 07/14/2017	500	496
Export-Import Bank of Korea
1.330% due 05/22/2017	4,000	3,981
Ford Motor Credit Co.
1.700% due 09/12/2017	3,700	3,652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plains All American Pipeline
1.580% due 02/01/2017		$600	$599
Viacom, Inc.
1.530% due 02/03/2017		1,000	999
Wyndham Worldwide
1.350% due 01/13/2017		1,000	1,000

			15,527

REPURCHASE AGREEMENTS (f) 0.1%
			395

SHORT-TERM NOTES 1.0%
Hewlett Packard Enterprise Co.
2.738% due 10/05/2017		2,150	2,171
Kraft Heinz Foods Co.
1.600% due 06/30/2017		500	500

			2,671

MEXICO TREASURY BILLS 4.7%
5.688% due 01/26/2017 (b)(c)	MXN	270,000	12,969

U.S. TREASURY BILLS 0.1%
0.467% due 02/23/2017 (b)(c)(j)		$262	262

Total Short-Term Instruments (Cost $42,447)			42,241

Total Investments in Securities (Cost $286,379)			286,823

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III	57,793	$571

Total Short-Term Instruments (Cost $571)		571

Total Investments in Affiliates (Cost $571)		571

Total Investments 103.2% (Cost $286,950)		$287,394

Financial Derivative Instruments (h)(i) 0.1% (Cost or Premiums, net $(58))		380

Other Assets and Liabilities, net (3.3)%		(9,329)

Net Assets 100.0%		$278,445

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$395	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(405)	$395	$395

Total Repurchase Agreements						$(405)	$395	$395

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
DEU	0.880%	12/23/2016	01/06/2017	$(3,789)	$(3,790)
GRE	0.930	12/21/2016	03/08/2017	(5,600)	(5,601)

Total Reverse Repurchase Agreements					$(9,391)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(11,416) at a weighted average interest rate of 0.641%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(g)	Securities with an aggregate market value of $9,440 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$0	$(3,790)	$0	$(3,790)	$3,800	$10
GRE	0	(5,601)	0	(5,601)	5,640	39
SSB	395	0	0	395	(405)	(10)

Total Borrowings and Other Financing Transactions	$395	$(9,391)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,790)	$(5,601)	$0	$(9,391)

Total Borrowings	$0	$(3,790)	$(5,601)	$0	$(9,391)

Gross amount of recognized liabilities for reverse repurchase agreements					$(9,391)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	418	$325	$0	$(26)
90-Day Eurodollar March Futures	Short	03/2017	174	(13)	0	(2)
90-Day Eurodollar March Futures	Short	03/2018	113	59	0	(4)
90-Day Eurodollar March Futures	Short	03/2019	108	244	0	(8)
Australia Government 3-Year Note March Futures	Long	03/2017	145	(18)	29	0
Australia Government 10-Year Bond March Futures	Long	03/2017	29	13	19	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	118	29	0	(8)
U.S. Treasury 5-Year Note March Futures	Short	03/2017	53	18	0	(9)

Total Futures Contracts				$657	$48	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$10,700	$(683)	$(142)	$0	$(13)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.350%	12/28/2018	$ 32,800	$(69)	$(54)	$3	$0
Pay*	3-Month USD-LIBOR	0.000	06/21/2020	226,000	(28)	(35)	10	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN 236,200	(826)	(399)	31	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021	31,100	(24)	(24)	5	0

					$(947)	$(512)	$49	$0

Total Swap Agreements					$(1,630)	$(654)	$49	$(13)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $1,810 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$48	$49	$97	$0	$(57)	$(13)	$(70)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017		$3,439	AUD	4,778	$9	$0
	02/2017	AUD	4,778		$3,437	0	(8)
BOA	01/2017		$5,367	EUR	5,160	66	0
	02/2017	EUR	5,160		$5,374	0	(66)
BPS	01/2017		5,027		5,332	39	0
	01/2017	MXN	267,954		13,068	182	0
	02/2017		4,034		193	0	0
CBK	01/2017	EUR	1,428		1,500	0	(3)
GLM	01/2017		$1,356	EUR	1,295	8	0
	02/2017	MXN	5,645		$264	0	(6)
HUS	01/2017	AUD	4,697		3,497	107	0
JPM	01/2017		2,590		1,914	45	0
	01/2017	CAD	3,665		2,760	30	0
	01/2017	GBP	966		1,224	33	0
	01/2017		$1,845	AUD	2,509	0	(35)
	02/2017	MXN	3,600		$171	0	(2)
	02/2017		$374	MXN	7,710	0	(4)
SCX	02/2017	MXN	3,019		$145	0	0
	02/2017		$137	MXN	2,842	0	(1)

Total Forward Foreign Currency Contracts						$519	$(125)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	02/21/2017	$	13,600	$(39)	$(30)

Total Written Options								$(39)	$(30)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		1,122		33		(1,155)		0		0		0
Notional Amount in $	$	0		$355,900		$(263,600)	$	0	$	(78,700)	$	13,600
Notional Amount in AUD	AUD	0	AUD	5,500	AUD	0	AUD	(5,500)	AUD	0	AUD	0
Notional Amount in EUR	EUR	0	EUR	5,000	EUR	0	EUR	(5,000)	EUR	0	EUR	0
Premiums	$	(825)		$(756)		$1,436	$	45	$	61	$	(39)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Mexico Government International Bond	1.000%	09/20/2020	1.182%	$ 1,800	$(19)	$8	$0	$(11)

Total Swap Agreements						$(19)	$8	$0	$(11)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(j)	Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$9	$0	$0	$9	$(8)	$0	$0	$(8)	$1	$0	$1
BOA	66	0	0	66	(66)	0	0	(66)	0	0	0
BPS	221	0	0	221	0	0	0	0	221	(270)	(49)
CBK	0	0	0	0	(3)	(30)	0	(33)	(33)	0	(33)
GLM	8	0	0	8	(6)	0	0	(6)	2	262	264
GST	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
HUS	107	0	0	107	0	0	0	0	107	0	107
JPM	108	0	0	108	(41)	0	0	(41)	67	0	67
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$519	$0	$0	$519	$(125)	$(30)	$(11)	$(166)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$0	$97	$97

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$519	$0	$519

	$0	$0	$0	$519	$97	$616

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$57	$57
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$0	$57	$70

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125	$0	$125
Written Options	0	0	0	0	30	30
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$125	$30	$166

	$0	$24	$0	$125	$87	$236

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(39)	(39)
Futures	0	0	0	0	116	116
Swap Agreements	0	(23)	0	0	(343)	(366)

	$0	$(23)	$0	$0	$(265)	$(288)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$677	$0	$677
Purchased Options	0	0	0	(21)	657	636
Written Options	0	53	0	45	(931)	(833)
Swap Agreements	0	121	0	0	0	121

	$0	$174	$0	$701	$(274)	$601

	$0	$151	$0	$701	$(539)	$313

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$28	$28
Written Options	0	0	0	0	(259)	(259)
Futures	0	0	0	0	403	403
Swap Agreements	0	(142)	0	0	(292)	(434)

	$0	$(142)	$0	$0	$(120)	$(262)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$288	$0	$288
Written Options	0	0	0	0	9	9
Swap Agreements	0	15	0	0	0	15

	$0	$15	$0	$288	$9	$312

	$0	$(127)	$0	$288	$(111)	$50

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,474	$0	$3,474
Corporate Bonds & Notes
Banking & Finance	0	85,670	0	85,670
Industrials	0	61,620	182	61,802
Utilities	0	24,447	0	24,447
Municipal Bonds & Notes
Arkansas	0	101	0	101
California	0	1,314	0	1,314
North Carolina	0	210	0	210
U.S. Government Agencies	0	4,093	0	4,093
U.S. Treasury Obligations	0	12,078	0	12,078
Non-Agency Mortgage-Backed Securities	0	9,708	0	9,708
Asset-Backed Securities	0	33,837	1,524	35,361
Sovereign Issues	0	6,324	0	6,324
Short-Term Instruments
Certificates of Deposit	0	10,417	0	10,417
Commercial Paper	0	15,527	0	15,527
Repurchase Agreements	0	395	0	395
Short-Term Notes	0	2,671	0	2,671
Mexico Treasury Bills	0	12,969	0	12,969
U.S. Treasury Bills	0	262	0	262

	$0	$285,117	$1,706	$286,823

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$571	$0	$0	$571

Total Investments	$571	$285,117	$1,706	$287,394

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48	49	0	97
Over the counter	0	519	0	519

	$48	$568	$0	$616

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(57)	(13)	0	(70)
Over the counter	0	(166)	0	(166)

	$(57)	$(179)	$0	$(236)

Total Financial Derivative Instruments	$(9)	$389	$0	$380

Totals	$562	$285,506	$1,706	$287,774

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also

ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements (Cont.)

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan,

24	PIMCO VARIABLE INSURANCE TRUST

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(c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

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Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$18,698	$152,419	$(170,550)	$(55)	$59	$571	$19	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs

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and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the

Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences

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Notes to Financial Statements (Cont.)

between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity

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securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

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Notes to Financial Statements (Cont.)

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.20%
Administrative Class	0.20%
Advisor Class	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

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permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$30,596	$80,872

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income

ANNUAL REPORT	DECEMBER 31, 2016	37

Notes to Financial Statements (Cont.)

tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,003,216	$1,995,313	$157,040	$141,361

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	182	$1,859	89	$915
Administrative Class	7,372	75,678	9,365	96,476
Advisor Class	3,311	34,094	3,771	38,884
Issued as reinvestment of distributions
Institutional Class	15	152	7	70
Administrative Class	273	2,805	116	1,199
Advisor Class	240	2,468	104	1,075
Cost of shares redeemed
Institutional Class	(135)	(1,386)	(130)	(1,343)
Administrative Class	(7,956)	(81,662)	(6,553)	(67,499)
Advisor Class	(2,642)	(27,132)	(2,521)	(25,992)
Net increase (decrease) resulting from Portfolio share transactions	660	$6,876	4,248	$43,785

As of December 31, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Short-Term Portfolio	$2,919	$0	$(218)	$(25)	$(1,234)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Short-Term Portfolio	$616	$618

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Short-Term Portfolio	$286,971	$1,462	$(1,039)	$423

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Short-Term Portfolio	$4,524	$901	$0	$2,344	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2016	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

40	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	DECEMBER 31, 2016	41

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Portfolio	0.09%	0.26%	$4,524	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

42	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

ANNUAL REPORT	DECEMBER 31, 2016	43

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

44	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	DECEMBER 31, 2016	45

Privacy Policy1 (Cont.)

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

ANNUAL REPORT	DECEMBER 31, 2016	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

ANNUAL REPORT	DECEMBER 31, 2016	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2016	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Total Return Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	—	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 12/31/2016†§

U.S. Government Agencies	34.3%
Corporate Bonds & Notes	22.3%
U.S. Treasury Obligations	20.0%
Short-Term Instruments‡	9.4%
Non-Agency Mortgage-Backed Securities	5.8%
Other	8.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	10 Years	Inception§
PIMCO Total Return Portfolio Institutional Class	2.83%	3.09%	5.49%	5.81%
PIMCO Total Return Portfolio Administrative Class	2.68%	2.93%	5.34%	5.51%
PIMCO Total Return Portfolio Advisor Class	2.57%	2.83%	5.23%	5.11%
Bloomberg Barclays U.S. Aggregate Index±	2.65%	2.23%	4.34%	5.06%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Exposure to high-yield corporate spread duration added to relative performance, as spreads narrowed.

»	Overweight to the belly of the U.S. Treasury yield curve detracted from relative performance, as intermediate rates rose.

»	An underweight to investment-grade corporate spread duration detracted from relative performance, as spreads tightened.

»	Short exposure to interest rates in the United Kingdom detracted from relative performance, as yields fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$986.50	$2.57	$1,000.00	$1,022.82	$2.62	0.51%
Administrative Class	1,000.00	985.70	3.33	1,000.00	1,022.06	3.39	0.66
Advisor Class	1,000.00	985.20	3.83	1,000.00	1,021.55	3.90	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Institutional Class
12/31/2016	$10.58	$0.29	$0.01	$0.30	$(0.24)	$0.00	$(0.24)
12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	(0.37)
12/31/2012	11.02	0.26	0.80	1.06	(0.31)	(0.22)	(0.53)
Administrative Class
12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	(0.22)
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	(0.35)
12/31/2012	11.02	0.24	0.81	1.05	(0.30)	(0.22)	(0.52)
Advisor Class
12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	(0.21)
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	(0.34)
12/31/2012	11.02	0.23	0.80	1.03	(0.28)	(0.22)	(0.50)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Interest Expense	Net Investment Income	Portfolio Turnover Rate

$10.64	2.83%	$92,502	0.51%	0.50%	2.71%	512%
10.58	0.60	80,007	0.51	0.50	2.65	462
11.20	4.43	214,717	0.50	0.50	1.73	313
10.98	(1.81)	278,698	0.50	0.50	1.73	305
11.55	9.76	482,907	0.50	0.50	2.25	495

10.64	2.68	4,728,701	0.66	0.65	2.56	512
10.58	0.45	5,059,606	0.66	0.65	2.68	462
11.20	4.28	6,244,893	0.65	0.65	1.59	313
10.98	(1.96)	7,756,022	0.65	0.65	1.55	305
11.55	9.59	8,733,829	0.65	0.65	2.13	495

10.64	2.57	2,693,074	0.76	0.75	2.46	512
10.58	0.35	2,607,844	0.76	0.75	2.62	462
11.20	4.17	2,439,681	0.75	0.75	1.51	313
10.98	(2.06)	2,213,692	0.75	0.75	1.44	305
11.55	9.49	1,834,684	0.75	0.75	2.02	495

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$10,706,503
Investments in Affiliates	364,854
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,838
Over the counter	92,442
Cash	940
Deposits with counterparty	20,065
Foreign currency, at value	4,531
Receivable for investments sold	35
Receivable for TBA investments sold	2,401,008
Receivable for Portfolio shares sold	6,365
Interest and/or dividends receivable	46,430
Dividends receivable from Affiliates	276
Total Assets	13,655,287

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$21,933
Financial Derivative Instruments
Exchange-traded or centrally cleared	14,311
Over the counter	51,768
Payable for investments purchased	51,875
Payable for investments in Affiliates purchased	276
Payable for investments purchased on a delayed-delivery basis	51,303
Payable for TBA investments purchased	5,871,737
Deposits from counterparty	63,182
Payable for Portfolio shares redeemed	6,107
Accrued investment advisory fees	1,688
Accrued supervisory and administrative fees	1,688
Accrued distribution fees	602
Accrued servicing fees	639
Other liabilities	3,901
Total Liabilities	6,141,010

Net Assets	$7,514,277

Net Assets Consist of:
Paid in capital	$7,531,543
Undistributed net investment income	26,049
Accumulated undistributed net realized (loss)	(79,433)
Net unrealized appreciation	36,118

Net Assets	$7,514,277

Net Assets:
Institutional Class	$92,502
Administrative Class	4,728,701
Advisor Class	2,693,074

Shares Issued and Outstanding:
Institutional Class	8,691
Administrative Class	444,282
Advisor Class	253,026

Net Asset Value Per Share Outstanding:
Institutional Class	$10.64
Administrative Class	10.64
Advisor Class	10.64

Cost of investments in securities	$10,722,830
Cost of investments in Affiliates	$364,857
Cost of foreign currency held	$4,545
Cost or premiums of financial derivative instruments, net	$(15,358)

* Includes repurchase agreements of:	$26,870

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$249,271
Dividends	96
Dividends from Investments in Affiliates	1,272
Total Income	250,639

Expenses:
Investment advisory fees	19,431
Supervisory and administrative fees	19,431
Servicing fees - Administrative Class	7,511
Distribution and/or servicing fees - Advisor Class	6,687
Trustee fees	211
Interest expense	625
Miscellaneous expense	24
Total Expenses	53,920

Net Investment Income	196,719

Net Realized Gain (Loss):
Investments in securities	(70,797)
Investments in Affiliates	(631)
Exchange-traded or centrally cleared financial derivative instruments	(114,217)
Over the counter financial derivative instruments	239,370
Foreign currency	(21,246)

Net Realized Gain	32,479

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	138,799
Investments in Affiliates	846
Exchange-traded or centrally cleared financial derivative instruments	17,527
Over the counter financial derivative instruments	(176,666)
Foreign currency assets and liabilities	(1,631)

Net Change in Unrealized (Depreciation)	(21,125)

Net Increase in Net Assets Resulting from Operations	$208,073

* Foreign tax withholdings	$13

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$196,719	$225,785
Net realized gain (loss)	32,479	(132,684)
Net change in unrealized (depreciation)	(21,125)	(54,457)

Net Increase in Net Assets Resulting from Operations	208,073	38,644

Distributions to Shareholders:
From net investment income
Institutional Class	(2,019)	(5,690)
Administrative Class	(104,632)	(270,879)
Advisor Class	(53,108)	(128,141)
From net realized capital gains
Institutional Class	0	(846)
Administrative Class	0	(54,427)
Advisor Class	0	(28,019)

Total Distributions(a)	(159,759)	(488,002)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(281,494)	(702,476)

Total (Decrease) in Net Assets	(233,180)	(1,151,834)

Net Assets:
Beginning of year	7,747,457	8,899,291
End of year*	$7,514,277	$7,747,457

* Including undistributed (overdistributed) net investment income of:	$26,049	$(86,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.5%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
4.185% due 12/31/2018		$1,014	$999
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		2,600	2,620
FCA U.S. LLC
3.500% due 05/24/2017		10,253	10,292
Swissport Investments S.A.
6.250% due 02/09/2022	EUR	4,000	4,284
Valeant Pharmaceuticals International, Inc.
5.250% due 08/05/2020		$2,626	2,624
5.500% due 04/01/2022		1,604	1,608

Total Bank Loan Obligations (Cost $22,235)			22,427

CORPORATE BONDS & NOTES 32.9%

BANKING & FINANCE 27.7%
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		7,500	7,712
4.500% due 07/30/2029		4,700	4,706
Ally Financial, Inc.
2.750% due 01/30/2017		51,700	51,719
5.500% due 02/15/2017		12,200	12,253
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,712
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,021
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	5,600	1,680
4.000% due 01/21/2019 ^		7,700	2,310
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)		2,100	2,235
Banco Santander Chile
1.776% due 04/11/2017		$7,900	7,893
Bank of America Corp.
4.000% due 04/01/2024		10,000	10,318
4.125% due 01/22/2024		5,100	5,302
5.750% due 12/01/2017		10,000	10,360
6.300% due 03/10/2026 (e)		1,800	1,885
6.400% due 08/28/2017		17,700	18,245
6.875% due 04/25/2018		31,600	33,594
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,054
Bank of New York Mellon Corp.
1.776% due 08/17/2020		16,500	16,750
2.600% due 08/17/2020		16,000	16,130
Bank of Nova Scotia
1.875% due 04/26/2021		23,000	22,452
1.950% due 01/30/2017		500	501
Barclays Bank PLC
2.250% due 05/10/2017		1,000	1,004
7.625% due 11/21/2022		800	880
7.750% due 04/10/2023		5,800	6,120
10.179% due 06/12/2021		5,900	7,327
Barclays PLC
2.992% due 08/10/2021		35,200	36,094
3.200% due 08/10/2021		19,900	19,686
8.000% due 12/15/2020 (e)	EUR	800	891
BBVA Bancomer S.A.
6.500% due 03/10/2021		$6,400	6,925
7.250% due 04/22/2020		6,400	7,056
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	26,004
7.250% due 02/01/2018		11,200	11,853
Blackstone CQP Holdco LP
9.296% due 03/19/2019		8,577	8,652
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		11,700	11,787
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	9,078
CIT Group, Inc.
3.875% due 02/19/2019		8,360	8,559

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/15/2018		$4,748	$4,819
5.500% due 02/15/2019		54,961	58,121
Citigroup, Inc.
1.406% due 05/01/2017		65,200	65,253
2.361% due 09/01/2023		1,000	1,021
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	8,200	10,185
11.000% due 06/30/2019 (e)		$12,000	14,149
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	1,600	1,744
Credit Suisse AG
6.500% due 08/08/2023		$4,000	4,265
Credit Suisse Group Funding Guernsey Ltd.
3.172% due 04/16/2021		23,800	24,690
3.450% due 04/16/2021		11,500	11,574
3.800% due 09/15/2022		15,000	15,136
Deutsche Bank AG
2.850% due 05/10/2019		35,600	35,455
4.250% due 10/14/2021		14,200	14,257
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,512
Ford Motor Credit Co. LLC
1.471% due 09/08/2017		$12,400	12,405
2.145% due 01/09/2018		34,200	34,254
2.240% due 06/15/2018		1,000	1,002
2.375% due 01/16/2018		1,200	1,206
2.943% due 01/08/2019		20,700	20,939
6.625% due 08/15/2017		8,900	9,172
General Motors Financial Co., Inc.
3.150% due 01/15/2020		9,400	9,460
3.200% due 07/13/2020		4,685	4,700
3.700% due 11/24/2020		3,786	3,852
Goldman Sachs Group, Inc.
1.586% due 05/22/2017		15,200	15,227
2.163% due 09/15/2020		8,200	8,281
3.500% due 01/23/2025		3,600	3,554
3.625% due 01/22/2023		13,000	13,283
3.750% due 05/22/2025		17,590	17,644
GSPA Monetization Trust
6.422% due 10/09/2029		14,898	16,408
HBOS PLC
1.646% due 09/06/2017		7,700	7,687
HCP, Inc.
4.000% due 12/01/2022		4,300	4,427
Hospitality Properties Trust
4.250% due 02/15/2021		6,100	6,312
HSBC Holdings PLC
2.498% due 01/05/2022		23,900	24,362
3.191% due 03/08/2021		14,900	15,595
3.400% due 03/08/2021		18,600	18,909
ING Bank NV
1.686% due 08/17/2018		9,200	9,244
International Lease Finance Corp.
7.125% due 09/01/2018		7,000	7,560
8.750% due 03/15/2017		46,600	47,264
JPMorgan Chase & Co.
0.816% due 05/30/2017	GBP	14,500	17,864
1.426% due 02/15/2017		$75,600	75,649
2.048% due 06/07/2021		27,600	28,030
2.550% due 03/01/2021		8,200	8,171
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,352
KBC Bank NV
8.000% due 01/25/2023		6,400	6,768
KEB Hana Bank
3.125% due 06/26/2017		5,200	5,231
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		56,800	75,970
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	5,400	6,987
MetLife, Inc.
5.250% due 06/15/2020 (e)		$19,000	19,285
Metropolitan Life Global Funding
1.423% due 12/19/2018		15,000	15,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mizuho Bank Ltd.
1.447% due 09/25/2017		$1,600	$1,599
MMcapS Funding Ltd.
1.287% due 12/26/2039		2,506	1,879
Morgan Stanley
2.450% due 02/01/2019		3,000	3,021
National Australia Bank Ltd.
1.278% due 06/30/2017		63,500	63,534
2.250% due 03/16/2021		19,100	18,915
Nationwide Building Society
4.000% due 09/14/2026		6,800	6,482
Navient Corp.
8.450% due 06/15/2018		17,600	19,008
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	118,900	16,933
1.000% due 01/01/2018		201,200	28,916
2.000% due 07/01/2017		92,800	13,302
Piper Jaffray Cos.
5.060% due 10/09/2018		$6,000	6,112
Preferred Term Securities Ltd.
1.463% due 03/23/2035		18,417	14,365
1.857% due 07/03/2033		4,000	3,000
Prologis International Funding S.A.
1.876% due 04/17/2025	EUR	4,200	4,538
Realkredit Danmark A/S
1.000% due 01/01/2017	DKK	324,200	45,904
1.000% due 04/01/2017		1,053,850	149,751
1.000% due 01/01/2018		156,500	22,491
1.000% due 04/01/2018		122,800	17,674
2.000% due 01/01/2017		40,500	5,735
2.000% due 04/01/2017		757,550	107,910
2.000% due 04/01/2018		122,700	17,874
Realty Income Corp.
3.000% due 01/15/2027		$7,600	7,159
Royal Bank of Canada
2.300% due 03/22/2021		19,300	19,179
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		31,200	33,774
Royal Bank of Scotland PLC
9.500% due 03/16/2022		5,500	5,591
13.125% due 03/19/2022	AUD	11,800	8,691
Santander Holdings USA, Inc.
2.380% due 11/24/2017		$11,800	11,903
2.700% due 05/24/2019		6,700	6,696
Santander UK Group Holdings PLC
2.875% due 08/05/2021		8,800	8,613
Springleaf Finance Corp.
6.900% due 12/15/2017		19,200	20,070
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,190	5,225
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		19,300	19,396
Toronto-Dominion Bank
2.250% due 03/15/2021		1,900	1,888
UBS AG
1.491% due 06/01/2017		9,500	9,512
1.781% due 06/01/2020		3,400	3,404
5.125% due 05/15/2024		1,700	1,723
7.625% due 08/17/2022		3,700	4,204
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		21,700	21,715
4.125% due 04/15/2026		15,000	15,349
Ventas Realty LP
3.250% due 10/15/2026		4,300	4,082
Volkswagen Bank GmbH
0.096% due 11/27/2017	EUR	4,400	4,623
Wells Fargo & Co.
7.980% due 03/15/2018 (e)		$37,900	39,653
Wells Fargo Bank N.A.
1.601% due 12/06/2019		11,500	11,533
Weyerhaeuser Co.
4.625% due 09/15/2023		2,100	2,256

			2,078,190

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.2%
AbbVie, Inc.
3.200% due 05/14/2026		$12,500	$11,899
American Airlines Pass-Through Trust
3.000% due 04/15/2030		8,500	8,187
3.250% due 04/15/2030		7,000	6,746
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		3,600	3,620
Apple, Inc.
2.850% due 05/06/2021		4,400	4,502
Baxalta, Inc.
4.000% due 06/23/2025		6,320	6,341
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		5,000	5,075
Daimler Finance North America LLC
2.950% due 01/11/2017		2,771	2,772
Diamond Finance Corp.
5.450% due 06/15/2023		13,100	13,900
Dynegy, Inc.
6.750% due 11/01/2019		24,850	25,409
7.375% due 11/01/2022		8,100	7,776
7.625% due 11/01/2024		7,000	6,493
Energy Transfer Partners LP
3.600% due 02/01/2023		2,810	2,765
4.050% due 03/15/2025		7,470	7,398
4.750% due 01/15/2026		2,900	3,000
4.900% due 03/15/2035		4,100	3,837
6.500% due 02/01/2042		2,111	2,284
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,700	1,766
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,000	9,403
Kinder Morgan Energy Partners LP
3.450% due 02/15/2023		$2,100	2,084
5.950% due 02/15/2018		630	657
Kinder Morgan, Inc.
1.500% due 03/16/2022	EUR	2,100	2,245
2.000% due 12/01/2017		$15,700	15,726
2.250% due 03/16/2027	EUR	2,700	2,822
National Fuel Gas Co.
5.200% due 07/15/2025		$11,500	11,949
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		3,112	3,248
Oracle Corp.
1.900% due 09/15/2021		10,000	9,769
Petroleos Mexicanos
5.375% due 03/13/2022		800	820
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		800	896
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,853
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,095
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		7,600	7,695
5.875% due 06/30/2026		7,000	7,569
Southern Co.
2.350% due 07/01/2021		15,100	14,842
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	15,470
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,862

			241,775

UTILITIES 2.0%
AT&T, Inc.
3.400% due 05/15/2025		13,900	13,404
Genesis Energy LP
6.750% due 08/01/2022		4,500	4,698
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,099	1,144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	$14,300	$6,542
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (f)	3,334	993
6.750% due 10/01/2023 (f)	1,682	463
Petrobras Global Finance BV
3.873% due 03/17/2020	200	196
4.375% due 05/20/2023	3,100	2,716
4.875% due 03/17/2020	2,300	2,280
7.875% due 03/15/2019	9,846	10,578
Plains All American Pipeline LP
4.700% due 06/15/2044	3,200	2,857
PSEG Power LLC
3.000% due 06/15/2021	8,500	8,527
Transocean Proteus Ltd.
6.250% due 12/01/2024	11,500	11,665
Verizon Communications, Inc.
1.351% due 06/09/2017	15,000	15,018
2.709% due 09/14/2018	45,400	46,425
3.000% due 11/01/2021	7,300	7,357
3.500% due 11/01/2024	7,800	7,779
3.650% due 09/14/2018	5,000	5,166
Williams Partners LP
4.875% due 05/15/2023	5,626	5,732

		153,540

Total Corporate Bonds & Notes (Cost $2,487,601)		2,473,505

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 1.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	3,031
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	7,500	10,637
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,752
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	16,600	24,577
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	10,651
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	10,033
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	21,990
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,400	3,223
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	461
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	18,185	25,536

		112,891

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,000	2,344
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	14,521

		16,865

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$510	$502

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,706

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,837

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (c)	22,540	16,433
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,116	13,174

		29,607

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	19,100	29,024

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	12,702

Total Municipal Bonds & Notes (Cost $186,049)		212,134

U.S. GOVERNMENT AGENCIES 50.6%
Fannie Mae
0.816% due 12/25/2036 - 07/25/2037	1,618	1,582
0.833% due 03/25/2044	8,573	8,519
0.983% due 09/25/2046	8,127	8,112
1.006% due 05/25/2037	138	138
1.106% due 03/25/2044	911	910
1.166% due 09/25/2035	536	536
1.456% due 10/25/2037	772	787
1.741% due 06/01/2043 - 07/01/2044	1,223	1,246
1.941% due 09/01/2040	5	5
2.143% due 08/25/2055 (a)	28,628	1,720
2.310% due 08/01/2022	4,700	4,667
2.450% due 04/01/2035	395	412
2.455% due 01/01/2025	4	4
2.467% due 04/01/2035	1,398	1,453
2.475% due 04/01/2019	14,079	14,282
2.670% due 08/01/2022	740	748
2.694% due 08/01/2035	429	457
2.711% due 09/01/2039	20	20
2.858% due 05/25/2035	194	205
2.870% due 09/01/2027	6,700	6,570
2.962% due 05/01/2038	16,149	17,124
3.000% due 09/01/2020 - 10/01/2028	3,245	3,334
3.162% due 08/01/2035	33	35
3.215% due 09/01/2035	128	135
3.330% due 11/01/2021	1,272	1,328
3.500% due 03/01/2029 - 05/01/2030	1,580	1,649
3.765% due 10/01/2032	241	259
3.852% due 11/01/2035	47	50
4.000% due 01/01/2026 - 01/01/2046	1,717	1,816

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.311% due 12/01/2036	$387	$407
4.500% due 08/01/2018 - 10/01/2046	34,781	37,480
4.714% due 09/01/2034	224	235
5.000% due 01/01/2023 - 08/01/2044	12,749	13,957
5.500% due 09/01/2017 - 09/01/2041	27,153	30,306
6.000% due 05/01/2017 - 05/01/2041	10,989	12,486
6.500% due 11/01/2034	60	68
7.000% due 04/25/2023 - 06/01/2032	389	435
Fannie Mae, TBA
3.000% due 01/01/2032 - 02/01/2047	772,000	768,683
3.500% due 01/01/2032 - 02/01/2047	1,303,000	1,334,304
4.000% due 01/01/2047 - 02/01/2047	753,000	790,818
4.500% due 01/01/2047 - 02/01/2047	195,000	209,471
5.500% due 01/01/2047	12,500	13,896
6.000% due 01/01/2047	2,000	2,265
Freddie Mac
1.154% due 11/15/2030	4	4
1.204% due 09/15/2030	5	5
1.290% due 08/25/2022 (a)	55,746	3,254
1.424% due 05/15/2037	278	282
1.741% due 02/25/2045	215	218
2.945% due 07/01/2030	1	1
4.000% due 04/01/2029 - 10/01/2041	6,054	6,398
4.500% due 03/01/2029 - 09/01/2041	3,190	3,426
5.500% due 10/01/2034 - 10/01/2038	2,903	3,250
6.000% due 05/01/2017 - 05/01/2040	4,769	5,428
6.500% due 04/01/2017 - 10/01/2037	51	58
7.000% due 06/15/2023	197	215
7.500% due 07/15/2030 - 03/01/2032	55	66
8.500% due 08/01/2024	3	3
Freddie Mac, TBA
3.500% due 02/01/2047	97,000	99,120
4.000% due 02/01/2047	91,000	95,404
4.500% due 01/01/2047	48,900	52,477
6.000% due 01/01/2047	1,000	1,130
Ginnie Mae
0.980% due 08/20/2066	13,394	13,349
1.000% due 01/20/2066	5,396	5,450
1.130% due 07/20/2065 - 08/20/2065	35,833	35,337
1.180% due 07/20/2063	22,221	22,243
1.300% due 10/20/2066	12,847	12,796
1.307% due 02/16/2030	48	49
1.330% due 06/20/2066	7,116	7,086
1.360% due 08/20/2066	19,518	19,470
2.000% due 02/20/2027 - 02/20/2032	207	214
2.125% due 04/20/2026 - 07/20/2030	32	33
3.000% due 03/15/2045 - 08/15/2045	13,590	13,747
3.753% due 09/20/2066	23,652	26,282
4.000% due 12/20/2045	1,527	1,623
6.000% due 12/15/2038 - 11/15/2039	40	46
Ginnie Mae, TBA
3.500% due 01/01/2047	13,000	13,505
4.000% due 01/01/2047 - 02/01/2047	62,000	65,771
Small Business Administration
5.130% due 09/01/2023	9	10
6.290% due 01/01/2021	10	11
7.500% due 04/01/2017	6	6

Total U.S. Government Agencies (Cost $3,786,564)		3,800,681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 29.4%
U.S. Treasury Bonds
2.250% due 08/15/2046 (h)		$30,000	$25,161
2.500% due 02/15/2045		7,100	6,311
2.750% due 08/15/2042		51,900	48,943
2.750% due 11/15/2042		73,100	68,916
2.875% due 05/15/2043		28,100	27,091
2.875% due 08/15/2045		34,700	33,322
3.000% due 05/15/2042		35,200	34,844
3.000% due 11/15/2044		134,300	132,404
3.125% due 02/15/2042		9,800	9,927
3.125% due 02/15/2043		9,800	9,912
3.125% due 08/15/2044		146,900	148,384
3.375% due 05/15/2044		268,900	284,602
3.625% due 08/15/2043		25,680	28,425
3.750% due 11/15/2043		37,800	42,777
4.250% due 05/15/2039		6,200	7,516
4.375% due 11/15/2039		40,300	49,674
4.375% due 05/15/2040		4,200	5,181
4.500% due 08/15/2039		9,700	12,163
4.625% due 02/15/2040		4,500	5,742
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022		79,456	79,647
0.125% due 07/15/2022		93,128	93,429
0.125% due 01/15/2023		1,047	1,040
0.125% due 07/15/2026 (j)		10,286	9,951
0.625% due 01/15/2026 (j)		31,780	32,072
0.750% due 02/15/2042		4,600	4,362
0.750% due 02/15/2045		56,970	53,683
1.000% due 02/15/2046		11,711	11,769
1.375% due 02/15/2044		2,282	2,493
1.750% due 01/15/2028		141,341	157,935
2.000% due 01/15/2026		177,320	199,902
2.375% due 01/15/2025		35,521	40,807
2.375% due 01/15/2027		73,235	85,855
2.500% due 01/15/2029		142,757	172,351
3.625% due 04/15/2028		28,545	37,567
3.875% due 04/15/2029		29,260	40,043
U.S. Treasury Notes
1.750% due 09/30/2022 (j)(l)		45,000	44,105
2.000% due 08/31/2021 (j)(l)		1,400	1,404
2.250% due 11/15/2024 (j)(l)		85,100	84,481
2.250% due 11/15/2025 (j)(l)		3,900	3,845
2.375% due 08/15/2024 (j)(l)		13,700	13,748
2.500% due 05/15/2024 (j)(l)		26,500	26,867
2.750% due 02/15/2024 (j)(l)		28,700	29,611

Total U.S. Treasury Obligations (Cost $2,247,068)			2,208,262

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%
Alba PLC
0.541% due 03/17/2039	GBP	14,330	16,293
American Home Mortgage Investment Trust
3.293% due 02/25/2045		$753	762
6.200% due 06/25/2036		13,123	5,935
BAMLL Commercial Mortgage Securities Trust
3.524% due 12/15/2033		19,500	19,838
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		185	184
Banc of America Funding Trust
3.027% due 05/25/2035		763	782
6.000% due 03/25/2037 ^		5,307	4,717
Banc of America Mortgage Trust
3.063% due 03/25/2035		6,620	6,020
3.390% due 05/25/2033		916	927
6.500% due 10/25/2031		84	88
Barclays Commercial Mortgage Securities Trust
1.854% due 05/15/2032		4,782	4,786
BCAP LLC Trust
5.086% due 03/26/2037		858	828
Bear Stearns Adjustable Rate Mortgage Trust
2.752% due 11/25/2030		1	1
2.753% due 02/25/2033		8	8
2.819% due 04/25/2033		168	168
2.910% due 02/25/2036		116	115
2.920% due 03/25/2035		2,555	2,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.109% due 02/25/2033		$28	$27
3.158% due 11/25/2034		2,339	2,253
3.174% due 04/25/2034		755	742
3.321% due 07/25/2034		786	762
3.526% due 01/25/2034		400	406
3.588% due 01/25/2035		397	390
3.617% due 01/25/2035		202	202
Bear Stearns ALT-A Trust
2.993% due 05/25/2035		2,151	2,083
3.149% due 09/25/2035		1,289	1,111
3.390% due 05/25/2036 ^		3,152	2,189
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		222	222
5.700% due 06/11/2050		6,708	6,853
Bear Stearns Structured Products, Inc. Trust
3.006% due 01/26/2036		2,827	2,228
3.107% due 12/26/2046		1,757	1,363
Business Mortgage Finance PLC
2.398% due 02/15/2041	GBP	4,759	5,688
CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		$7,337	7,564
Chase Mortgage Finance Trust
2.872% due 01/25/2036 ^		3,574	3,306
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		309	310
2.967% due 05/25/2035		1,192	1,117
5.500% due 12/25/2035		4,858	3,928
Countrywide Alternative Loan Trust
0.926% due 05/25/2047		2,940	2,568
0.929% due 09/20/2046		11,369	8,362
0.936% due 05/25/2047		1,840	1,568
0.946% due 09/25/2046 ^		24,607	19,040
0.949% due 05/20/2046 ^		8,596	6,468
0.956% due 05/25/2036		1,628	1,252
1.069% due 11/20/2035		8,385	7,104
1.756% due 08/25/2035 ^		5,494	3,800
6.000% due 02/25/2037 ^		10,408	7,576
Countrywide Home Loan Mortgage Pass-Through Trust
3.105% due 11/25/2034		1,579	1,564
3.156% due 02/20/2035		2,110	2,120
3.309% due 02/20/2036 ^		459	405
6.000% due 03/25/2037 ^		2,729	2,431
Credit Suisse First Boston Mortgage Securities Corp.
4.958% due 06/25/2032		18	17
Deutsche ALT-A Securities, Inc.
0.906% due 03/25/2037 ^		7,512	5,955
1.256% due 02/25/2035		430	404
Eurosail PLC
0.527% due 03/13/2045	GBP	2,501	2,981
0.537% due 03/13/2045		9,500	11,348
0.677% due 06/13/2045		3,927	4,813
First Horizon Alternative Mortgage Securities Trust
2.638% due 08/25/2035 ^		$4,263	3,664
First Horizon Mortgage Pass-Through Trust
2.898% due 10/25/2035 ^		3,819	3,186
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		1	1
FORT CRE LLC
2.244% due 05/21/2036		10,091	10,089
Great Hall Mortgages PLC
1.123% due 06/18/2039		5,295	5,056
GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,800	13,959
GS Mortgage Securities Corp. Trust
3.203% due 02/10/2029		5,700	5,808
3.980% due 02/10/2029		17,850	18,315
GS Mortgage Securities Trust
3.602% due 10/10/2049		3,137	2,993
GSR Mortgage Loan Trust
3.010% due 09/25/2035		3,532	3,668
3.160% due 11/25/2035		900	891
HarborView Mortgage Loan Trust
0.926% due 01/19/2038		4,997	4,358
0.986% due 01/19/2036		10,922	7,243
1.176% due 05/19/2035		480	405
1.396% due 01/19/2035		4,723	3,339

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.486% due 10/19/2035		$3,754	$3,032
3.072% due 12/19/2035 ^		4,431	3,468
3.107% due 07/19/2035		1,765	1,559
Hilton USA Trust
2.828% due 11/05/2035		15,000	14,761
IndyMac Adjustable Rate Mortgage Trust
2.203% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.966% due 04/25/2046		5,642	4,672
3.087% due 06/25/2036		9,125	7,653
3.328% due 11/25/2037		3,250	3,044
JPMorgan Chase Commercial Mortgage Securities Trust
5.420% due 01/15/2049		5,114	5,116
5.882% due 02/15/2051		1,472	1,492
JPMorgan Commercial Mortgage-Backed Securities Trust
5.716% due 03/18/2051		2,494	2,495
JPMorgan Mortgage Trust
2.834% due 06/25/2035		637	634
3.110% due 10/25/2036 ^		6,370	5,485
3.163% due 08/25/2034		4,455	4,468
5.750% due 01/25/2036 ^		688	582
Landmark Mortgage Securities PLC
0.681% due 04/17/2044	GBP	25,671	29,211
Marche Mutui SRL
1.938% due 01/27/2064	EUR	1,622	1,720
MASTR Adjustable Rate Mortgages Trust
1.307% due 01/25/2047 ^		$4,177	2,965
Merrill Lynch Mortgage Investors Trust
1.006% due 11/25/2035		172	163
1.617% due 10/25/2035		422	402
2.748% due 04/25/2035		5,328	5,084
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		4,042	4,051
Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,200	3,247
3.557% due 12/15/2047		7,500	7,753
Morgan Stanley Capital Trust
5.665% due 04/15/2049		11,248	11,329
Morgan Stanley Mortgage Loan Trust
2.936% due 07/25/2035 ^		4,748	3,897
Morgan Stanley Re-REMIC Trust
5.793% due 08/12/2045		28,553	28,625
Prime Mortgage Trust
1.156% due 02/25/2034		118	112
1.256% due 02/25/2035		4,976	4,662
RBSSP Resecuritization Trust
2.815% due 12/25/2035		29,583	29,755
Residential Accredit Loans, Inc. Trust
0.856% due 05/25/2037		12,711	10,683
0.941% due 08/25/2036		9,028	7,646
2.156% due 08/25/2036 ^		8,387	6,997
4.080% due 12/25/2035		687	601
6.000% due 09/25/2036		1,333	1,091
6.000% due 02/25/2037 ^		30,242	24,430
6.500% due 09/25/2036 ^		7,929	5,607
Residential Asset Securitization Trust
1.206% due 10/25/2035		2,405	1,953
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		2,653	2,478
6.000% due 06/25/2037 ^		4,132	3,791
Residential Mortgage Securities PLC
0.758% due 11/14/2039	GBP	5,146	6,024
RFTI Issuer Ltd.
2.454% due 08/15/2030		$16,808	16,792
Structured Adjustable Rate Mortgage Loan Trust
0.956% due 04/25/2047		2,798	2,062
Structured Asset Mortgage Investments Trust
0.966% due 09/25/2047 ^		4,286	3,397
0.986% due 07/19/2035		2,101	2,042
1.396% due 09/19/2032		36	35
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032		6	6
3.156% due 07/25/2032		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Suntrust Adjustable Rate Mortgage Loan Trust
3.159% due 02/25/2037 ^		$3,999	$3,547
Thornburg Mortgage Securities Trust
2.371% due 03/25/2037		2,199	1,948
2.878% due 06/25/2047 ^		16,181	14,536
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		2,162	2,167
5.707% due 06/15/2049		8,542	8,611
Wachovia Mortgage Loan Trust LLC
3.407% due 05/20/2036 ^		4,932	4,387
WaMu Mortgage Pass-Through Certificates Trust
1.006% due 02/25/2045		13,930	13,090
1.046% due 10/25/2045		469	452
1.767% due 11/25/2042		206	191
1.933% due 08/25/2042		479	459
2.523% due 05/25/2037 ^		6,309	5,061
2.648% due 12/25/2036 ^		473	436
4.341% due 07/25/2037 ^		3,683	3,390
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		5,578	4,927
Wells Fargo Mortgage-Backed Securities Trust
3.003% due 03/25/2036		1,587	1,587
3.027% due 07/25/2036 ^		8,028	7,730
3.029% due 12/25/2034		886	871
3.040% due 01/25/2035		1,121	1,132

Total Non-Agency Mortgage-Backed Securities (Cost $655,003)			641,120

ASSET-BACKED SECURITIES 6.2%
Accredited Mortgage Loan Trust
0.886% due 02/25/2037		2,625	2,550
1.016% due 09/25/2036		10,265	9,277
ALESCO Preferred Funding Ltd.
1.328% due 12/23/2036		6,264	4,542
1.338% due 09/23/2036		10,030	7,372
1.748% due 09/23/2038		6,499	5,459
Ares Enhanced Loan Investment Strategy IR Ltd.
2.282% due 07/23/2025		6,700	6,714
Argent Securities Trust
0.906% due 07/25/2036		21,095	9,310
0.946% due 03/25/2036		7,464	3,955
Bear Stearns Asset-Backed Securities Trust
0.906% due 11/25/2036		16,331	14,093
0.916% due 08/25/2036		1,743	1,765
Cadogan Square CLO BV
0.042% due 07/24/2023	EUR	11,820	12,434
Capital Auto Receivables Asset Trust
1.439% due 11/20/2018		$15,998	16,030
Carlyle Global Market Strategies CLO Ltd.
2.111% due 04/20/2022		12,998	13,014
CELF Loan Partners PLC
0.821% due 05/03/2023	GBP	5,756	7,080
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2035		$1,911	1,832
Countrywide Asset-Backed Certificates
0.734% due 01/25/2037		1,864	1,814
0.896% due 06/25/2047 ^		4,326	3,138
0.926% due 06/25/2037		7,823	7,600
0.976% due 06/25/2047		16,837	13,514
0.986% due 05/25/2037		7,700	5,171
1.156% due 06/25/2036		6,900	5,812
Countrywide Asset-Backed Certificates Trust
1.556% due 08/25/2047		2,333	2,246
Credit-Based Asset Servicing and Securitization LLC
0.816% due 11/25/2036		481	277
EMC Mortgage Loan Trust
1.324% due 05/25/2040		128	118
Euro-Galaxy CLO BV
0.017% due 10/29/2022	EUR	2,532	2,660
First Franklin Mortgage Loan Trust
1.236% due 12/25/2035		$5,807	5,637
1.246% due 09/25/2035		1,690	1,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
0.816% due 01/25/2037		$88	$46
1.166% due 11/25/2035		8,400	6,271
GoldenTree Loan Opportunities Ltd.
2.238% due 10/29/2026		6,300	6,301
GSAA Trust
5.995% due 03/25/2046 ^		12,413	8,642
Hillmark Funding Ltd.
1.161% due 05/21/2021		5,953	5,933
Home Equity Loan Trust
0.986% due 04/25/2037		20,000	14,912
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.896% due 11/25/2036		8,750	7,109
JPMorgan Mortgage Acquisition Corp.
1.146% due 05/25/2035		4,700	4,107
1.166% due 10/25/2035 ^		7,500	6,411
JPMorgan Mortgage Acquisition Trust
1.016% due 03/25/2037		2,000	1,687
Lehman XS Trust
0.936% due 06/25/2036		4,196	3,046
Lockwood Grove CLO Ltd.
2.330% due 04/25/2025		15,000	15,018
Long Beach Mortgage Loan Trust
3.756% due 11/25/2032		32	31
MASTR Asset-Backed Securities Trust
0.996% due 03/25/2036		7,173	4,413
1.046% due 12/25/2035		7,693	6,943
Merrill Lynch Mortgage Investors Trust
0.916% due 05/25/2037		26,776	19,412
Morgan Stanley ABS Capital, Inc. Trust
1.006% due 08/25/2036		17,348	10,504
Navient Private Education Loan Trust
2.204% due 01/16/2035		14,921	15,040
Nissan Auto Receivables Owner Trust
1.004% due 04/15/2019		17,000	17,012
NovaStar Mortgage Funding Trust
0.996% due 11/25/2036		3,660	1,834
Option One Mortgage Loan Trust Asset-Backed Certificates
1.216% due 11/25/2035		14,500	11,812
Panther CDO BV
0.082% due 10/15/2084	EUR	11,108	11,614
Penta CLO S.A.
0.001% due 06/04/2024		102	107
RAAC Trust
1.096% due 02/25/2036		$1,400	1,301
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		21,545	12,168
Residential Asset Securities Corp. Trust
0.916% due 06/25/2036		3,659	3,570
0.956% due 02/25/2036		56	56
0.996% due 09/25/2036		13,800	12,738
1.006% due 04/25/2037		6,475	6,211
1.086% due 12/25/2035		6,780	5,024
1.156% due 02/25/2036		6,800	6,212
1.626% due 05/25/2035		1,988	1,946
Securitized Asset-Backed Receivables LLC Trust
0.886% due 05/25/2037 ^		1,464	1,136
SG Mortgage Securities Trust
1.026% due 02/25/2036		3,091	1,609
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	6,770	6,963
Soundview Home Loan Trust
0.866% due 02/25/2037		$2,066	799
1.006% due 11/25/2036		32,677	23,680
Specialty Underwriting & Residential Finance Trust
0.906% due 11/25/2037		20,784	13,110
Structured Asset Securities Corp. Mortgage Loan Trust
0.926% due 12/25/2036		10,796	9,958
VB-S1 Issuer LLC
6.901% due 06/15/2046		2,500	2,591

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Asset-Backed Certificates Trust
1.006% due 04/25/2037		$7,698	$3,591
Washington Mutual Asset-Backed Certificates Trust
0.996% due 05/25/2036		12,073	9,080
Wells Fargo Home Equity Asset-Backed Securities Trust
1.346% due 11/25/2035		1,800	1,743

Total Asset-Backed Securities (Cost $445,701)			466,772

SOVEREIGN ISSUES 2.8%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	331
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,300	2,477
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (c)	BRL	159,300	47,449
0.000% due 10/01/2017 (c)		131,900	37,251
0.000% due 01/01/2018 (c)		113,100	31,184
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,343
5.125% due 06/29/2020		2,100	2,276
Province of Ontario
1.650% due 09/27/2019		2,800	2,784
3.000% due 07/16/2018		3,700	3,784
3.150% due 06/02/2022	CAD	7,600	6,040
4.000% due 10/07/2019		$700	739
4.000% due 06/02/2021	CAD	21,400	17,550
4.200% due 03/08/2018		1,100	851
4.200% due 06/02/2020		12,500	10,172
4.300% due 03/08/2017		800	600
4.400% due 06/02/2019		5,600	4,492
4.400% due 04/14/2020		$600	646
5.500% due 06/02/2018	CAD	2,300	1,823
Province of Quebec
2.750% due 08/25/2021		$17,100	17,423
3.500% due 07/29/2020		3,000	3,161
3.500% due 12/01/2022	CAD	6,300	5,102
3.750% due 09/01/2024		4,800	3,947
4.500% due 12/01/2017		700	539
4.500% due 12/01/2020		2,500	2,074

Total Sovereign Issues (Cost $219,290)			208,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.0%

CERTIFICATES OF DEPOSIT 2.5%
Abbey National Treasury Services PLC
1.400% due 07/07/2017	$26,800	$26,822
Barclays Bank PLC
1.745% due 11/06/2017	48,000	48,045
1.751% due 09/08/2017	1,400	1,402
Credit Suisse AG
1.753% due 09/12/2017	45,000	45,062
Mizuho Bank Ltd.
1.653% due 12/12/2017	25,800	25,812
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017	39,600	39,667

		186,810

COMMERCIAL PAPER 4.4%
Autonation, Inc.
1.300% due 01/03/2017	40,100	40,095
Coca-Cola Co.
0.870% due 01/10/2017	20,000	19,997
Comcast Corp.
1.050% due 01/24/2017	16,800	16,790
Consumers Energy Co.
1.120% due 01/09/2017	6,500	6,499
CVS Corp.
1.010% due 01/19/2017	20,800	20,790
Dominion Resources
1.040% due 01/13/2017	30,500	30,490
Energy Transfer Partners LP
1.580% due 01/10/2017	23,900	23,892
Enterprise Products Operating LLC
1.070% due 01/23/2017	8,200	8,195
Hitachi Capital America Corp.
1.100% due 01/05/2017	8,800	8,799
Marriott International
1.015% due 01/18/2017	8,000	7,996
Natixis NY
1.400% due 07/03/2017	62,300	61,888
NiSource Finance Corp.
1.050% due 01/09/2017	5,500	5,499
1.100% due 01/03/2017	13,500	13,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plains All American Pipeline
1.530% due 01/18/2017	$8,800	$8,796
1.570% due 01/13/2017	8,700	8,697
Viacom, Inc.
1.520% due 02/02/2017	20,000	19,982
1.530% due 02/03/2017	22,700	22,679
Wyndham Worldwide
1.400% due 01/26/2017	9,400	9,392

		333,975

REPURCHASE AGREEMENTS (g) 0.4%
		26,870

U.S. TREASURY BILLS 1.7%
0.445% due 02/02/2017 - 03/16/2017 (b)(c)(j)(l)	125,970	125,909

Total Short-Term Instruments (Cost $673,319)		673,564

Total Investments in Securities (Cost $10,722,830)		10,706,503

	SHARES
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%
PIMCO Short-Term Floating NAV Portfolio III	36,909,881	364,854

Total Short-Term Instruments (Cost $364,857)		364,854

Total Investments in Affiliates (Cost $364,857)		364,854

Total Investments 147.3% (Cost $11,087,687)		$11,071,357

Financial Derivative Instruments (i)(k) 0.5% (Cost or Premiums, net $(15,358))		38,201

Other Assets and Liabilities, net (47.8)%		(3,595,281)

Net Assets 100.0%		$7,514,277

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	12/08/2014	$3,201	$993	0.01%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	12/08/2014	1,610	463	0.01

				$4,811	$1,456	0.02%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	0.400%	12/30/2016	01/03/2017	$21,900	U.S. Treasury Bonds 2.500% due 02/15/2046	$(22,546)	$21,900	$21,901
SSB	0.010	12/30/2016	01/03/2017	4,970	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(5,073)	4,970	4,970

Total Repurchase Agreements						$(27,619)	$26,870	$26,871

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
JPS	2.000%	12/30/2016	01/03/2017	$(21,938)	$(21,933)

Total Reverse Repurchase Agreements					$(21,933)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(51,590) at a weighted average interest rate of 0.303%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $21,806 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
JPS	$21,901	$(21,933)	$0	$(32)	$(740)	$(772)
SGY	0	0	0	0	(394)	(394)
SSB	4,970	0	0	4,970	(5,073)	(103)

Total Borrowings and Other Financing Transactions	$26,871	$(21,933)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(21,933)	$0	$0	$(21,933)

Total Borrowings	$0	$(21,933)	$0	$0	$(21,933)

Gross amount of recognized liabilities for reverse repurchase agreements					$(21,933)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note April Futures	$90.000	03/24/2017	2,642	$23	$10
Put - CBOT U.S. Treasury 5-Year Note April Futures	92.000	03/24/2017	188	2	1
Put - CBOT U.S. Treasury 5-Year Note April Futures	94.000	03/24/2017	4,576	39	18
Put - CBOT U.S. Treasury 5-Year Note April Futures	95.000	03/24/2017	6,728	58	27
Put - CBOT U.S. Treasury 5-Year Note April Futures	96.000	03/24/2017	2,000	17	8
Put - CBOT U.S. Treasury 5-Year Note April Futures	103.000	03/24/2017	3,673	31	15
Put - CBOT U.S. Treasury 5-Year Note April Futures	106.000	03/24/2017	640	5	10
Put - CBOT U.S. Treasury 10-Year Note April Futures	94.000	03/24/2017	7,486	64	52
Put - CBOT U.S. Treasury 10-Year Note April Futures	95.000	03/24/2017	177	2	1
Put - CBOT U.S. Treasury 10-Year Note April Futures	100.000	03/24/2017	1,087	9	8
Put - CBOT U.S. Treasury 10-Year Note April Futures	103.500	03/24/2017	550	5	4
Put - CBOT U.S. Treasury 10-Year Note April Futures	104.000	03/24/2017	1,257	11	9
Put - CBOT U.S. Treasury 30-Year Bond March Futures	95.000	02/24/2017	400	3	3

				$269	$166

Total Purchased Options				$269	$166

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Short	12/2017	1,722	$(66)	$0	$(45)
3-Month Euribor June Futures	Short	06/2018	500	(33)	0	(7)
3-Month Euribor March Futures	Short	03/2018	1,686	(23)	0	(22)
90-Day Eurodollar December Futures	Short	12/2017	1,474	2,191	0	(37)
90-Day Eurodollar June Futures	Short	06/2017	1,400	(2,234)	0	(35)
90-Day Eurodollar March Futures	Short	03/2017	4,599	(1,885)	0	(57)
90-Day Eurodollar September Futures	Short	09/2017	2,186	1,668	0	(55)
Australia Government 10-Year Bond March Futures	Long	03/2017	2	1	1	0
Canada Government 10-Year Bond March Futures	Short	03/2017	1,024	1,173	0	(91)
Euro-BTP Italy Government Bond March Futures	Short	03/2017	101	(276)	31	(49)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	3,088	7,332	1,788	(1,463)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	3,445	(6,487)	1,632	(1,704)
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2017	950	(1)	0	0
Put Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2017	351	0	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2017	24,480	(10,893)	4,016	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	12,045	(4,921)	4,140	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	409	(569)	0	(307)
United Kingdom Long Gilt March Futures	Short	03/2017	908	(3,129)	45	(929)

Total Futures Contracts				$(18,152)	$11,653	$(4,801)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.197%	$ 5,000	$(21)	$(4)	$0	$(1)
Devon Energy Corp.	1.000	12/20/2020	1.085	5,000	(14)	62	0	0
Kinder Morgan, Inc.	1.000	06/20/2021	1.193	3,600	(28)	40	0	(2)
Kinder Morgan, Inc.	1.000	12/20/2021	1.316	500	(7)	9	0	0
Sprint Communications, Inc.	5.000	12/20/2019	2.190	8,700	707	234	12	0
Tesco PLC	1.000	12/20/2020	1.568	EUR 15,000	(344)	84	3	0
Volkswagen International Finance NV	1.000	06/20/2017	0.247	14,000	59	37	1	0
Volkswagen International Finance NV	1.000	12/20/2017	0.289	20,000	156	12	3	0
Volkswagen International Finance NV	1.000	06/20/2021	0.961	12,500	28	74	0	(5)

					$536	$548	$19	$(8)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046		CAD	5,800	$565	$613	$0	$(46)
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$		175,000	(1,741)	1,637	0	(91)
Receive	3-Month USD-LIBOR	2.000	06/15/2021			278,900	(1,302)	1,585	0	(230)
Receive*	3-Month USD-LIBOR	1.450	06/28/2021			255,400	4,426	(992)	0	(193)
Receive	3-Month USD-LIBOR	1.500	12/21/2021			170,400	3,790	(1,094)	0	(190)
Receive	3-Month USD-LIBOR	2.250	12/16/2022			401,000	(4,338)	15,213	0	(580)
Receive	3-Month USD-LIBOR	2.350	08/05/2025			9,500	(124)	(196)	0	(28)
Receive	3-Month USD-LIBOR	2.500	12/16/2025			78,000	(1,466)	4,828	0	(232)
Receive	3-Month USD-LIBOR	2.250	06/15/2026			132,000	568	8,649	0	(419)
Receive	3-Month USD-LIBOR	1.750	12/21/2026			95,510	5,050	(1,325)	0	(318)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027			800	67	(11)	0	(3)
Receive	3-Month USD-LIBOR	2.750	12/16/2045			590,500	(15,884)	(10,892)	0	(5,026)
Receive	3-Month USD-LIBOR	2.500	06/15/2046			48,400	1,112	2,363	0	(418)
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022		GBP	80,300	1,942	(884)	0	(318)
Receive*	6-Month GBP-LIBOR	0.750	03/15/2027			50,400	3,011	(1,454)	0	(369)
Receive*	6-Month GBP-LIBOR	1.000	03/15/2027			26,900	808	(774)	0	(200)
Receive*	6-Month GBP-LIBOR	1.500	03/15/2047			28,100	(615)	(2,131)	0	(474)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		JPY	17,560,000	(1,673)	(860)	0	(367)

							$(5,804)	$14,275	$0	$(9,502)

Total Swap Agreements							$(5,268)	$14,823	$19	$(9,510)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(j)	Securities with an aggregate market value of $219,284 and cash of $20,065 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$166	$11,653	$19	$11,838	$0	$(4,801)	$(9,510)	$(14,311)

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017	AUD	23,537		$16,942	$0	$(43)
	01/2017	KRW	35,326,323		30,147	885	0
	01/2017		$14,840	AUD	20,600	25	0
	01/2017		9,273	KRW	10,886,502	0	(255)
	01/2017		6,121	MYR	27,361	0	(24)
	02/2017		16,931	AUD	23,537	42	0
	03/2017	TWD	763,406		$23,905	349	0
BOA	01/2017	BRL	189,982		56,408	0	(1,964)
	01/2017	DKK	368,752		56,507	4,294	0
	01/2017	SGD	134,459		95,260	2,422	0
	01/2017	TWD	422,566		13,062	0	(49)
	01/2017		$56,717	BRL	189,982	1,655	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017		$89,388	EUR	85,950	$1,101	$0
	01/2017		17,454	KRW	20,520,668	0	(456)
	01/2017		132,290	SGD	190,257	0	(924)
	01/2017		13,287	TWD	422,566	0	(176)
	02/2017	EUR	85,950		$89,513	0	(1,096)
	02/2017	MXN	444,846		23,184	1,842	0
	02/2017	TWD	55,106		1,705	6	0
	02/2017		$13,631	MXN	261,968	0	(1,063)
	02/2017		7,363	RUB	480,951	386	0
	03/2017	SGD	154,548		$106,905	224	0
	03/2017	TWD	2,917,499		92,696	2,637	0
	04/2017	DKK	1,957,179		298,953	20,434	0
	05/2017		$3,039	IDR	42,470,025	39	0
BPS	01/2017	BRL	114,492		$35,130	0	(47)
	01/2017		$32,816	BRL	114,492	2,361	0
	01/2017		11,876	EUR	11,165	0	(122)
	01/2017		30,641	GBP	24,599	0	(323)
	02/2017	CHF	13,078		$12,807	0	(71)
	02/2017	GBP	28,434		35,479	400	0
	02/2017		$8,891	CHF	8,942	0	(86)
	02/2017		13,801	JPY	1,462,000	0	(1,266)
	02/2017		41,473	MXN	865,941	380	(309)
	02/2017		5,107	NZD	7,220	0	(98)
	03/2017	TWD	331,437		$10,491	260	0
	07/2017	BRL	6,300		2,163	317	0
	01/2018		3,496		1,023	36	0
BRC	01/2017		$10,312	KRW	12,125,450	0	(268)
	02/2017	MXN	320,453		$15,614	240	0
	02/2017		$7,522	JPY	860,300	0	(146)
	07/2017	DKK	94,656		$14,439	901	0
CBK	01/2017	EUR	2,323		2,441	0	(5)
	01/2017	GBP	6,072		7,661	177	0
	01/2017	KRW	21,610,017		18,900	999	0
	01/2017		$19,911	AUD	26,717	0	(631)
	01/2017		1,769	EUR	1,692	12	0
	01/2017		26,186	KRW	29,888,435	0	(1,428)
	02/2017	AUD	60,364		$46,521	3,004	0
	02/2017	MXN	203,551		9,899	133	0
	02/2017		$74,085	MXN	1,416,757	8	(6,124)
	03/2017		16,521	TWD	527,103	0	(250)
DUB	01/2017	BRL	74,567		$22,126	0	(785)
	01/2017	KRW	3,085,132		2,629	74	0
	01/2017	SGD	15,865		10,987	33	0
	01/2017		$22,770	BRL	74,567	140	0
	01/2017		633	KRW	746,972	0	(14)
	01/2017		10,802	SGD	15,299	0	(238)
	02/2017	MXN	1,457,326		$73,746	3,831	0
FBF	01/2017	BRL	7,797		2,290	0	(106)
	01/2017	KRW	32,825,014		28,211	1,021	0
	01/2017	SGD	20,956		14,466	0	(3)
	01/2017		$2,393	BRL	7,797	3	0
	02/2017	MXN	296,777		$14,432	194	0
	02/2017	RUB	1,183,327		18,257	0	(809)
	03/2017	TWD	192,480		6,095	153	0
GLM	01/2017	BRL	20,721		6,203	0	(164)
	01/2017	EUR	110,718		118,111	1,546	0
	01/2017	GBP	157,772		197,109	2,656	0
	01/2017	KRW	22,153,333		18,878	528	0
	01/2017	SGD	22,875		15,820	26	0
	01/2017		$6,254	BRL	20,721	113	0
	01/2017		1,396	CAD	1,831	0	(32)
	01/2017		31,886	GBP	25,588	0	(349)
	01/2017		15,932	KRW	18,099,150	0	(940)
	02/2017	JPY	3,800,500		$37,005	4,418	0
	02/2017	MXN	597,347		29,479	821	0
	02/2017	NZD	37,780		27,437	1,225	0
	02/2017	RUB	1,379,535		21,276	0	(951)
	02/2017		$24,644	CHF	24,704	0	(317)
	02/2017		89,018	MXN	1,847,294	0	(393)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2017		$19,713	NZD	28,153	$0	$(180)
	02/2017		7,489	RUB	493,420	461	0
	03/2017	TWD	133,304		$4,236	121	0
HUS	01/2017	DKK	259,025		36,331	45	(390)
	01/2017	KRW	21,229,059		18,129	546	0
	01/2017	SGD	22,894		15,979	174	(3)
	01/2017	TWD	615,961		19,352	240	0
	01/2017		$319	INR	21,537	0	(2)
	01/2017		10,498	KRW	12,269,957	0	(335)
	01/2017		19,041	TWD	615,961	72	0
	02/2017	CNH	1,796		$264	10	0
	02/2017	DKK	621,378		88,434	308	0
	02/2017	RUB	712,354		11,005	0	(472)
	03/2017	TWD	204,427		6,430	121	0
IND	02/2017		$21,845	JPY	2,297,326	0	(2,147)
JPM	01/2017	AUD	15,877		$11,677	220	0
	01/2017	BRL	40,378		12,046	0	(360)
	01/2017	CAD	3,292		2,454	2	0
	01/2017	KRW	62,219,915		53,338	1,800	0
	01/2017	SGD	8,053		5,637	77	0
	01/2017		$9,369	AUD	12,697	0	(207)
	01/2017		12,234	BRL	40,378	172	0
	01/2017		16,007	EUR	15,034	0	(179)
	01/2017		48,298	GBP	38,612	0	(709)
	01/2017		98,523	KRW	115,827,813	0	(2,582)
	01/2017		5,525	MYR	24,070	0	(161)
	01/2017		8,110	SGD	11,560	0	(129)
	01/2017		914	THB	32,948	6	0
	02/2017	CHF	19,398		$19,180	79	0
	02/2017	GBP	5,234		6,483	28	0
	02/2017	ILS	1,659		438	7	0
	02/2017	KRW	13,897,688		11,503	0	(8)
	02/2017	MXN	103,402		4,956	0	(4)
	02/2017		$54,604	JPY	6,201,000	0	(1,435)
	02/2017		29,968	MXN	625,250	109	(80)
	02/2017		32,578	RUB	2,158,854	2,205	0
	03/2017	KRW	5,910,600		$4,961	66	0
	03/2017	SGD	27,863		19,291	58	0
	03/2017	THB	32,947		913	0	(7)
	03/2017	TWD	2,088,607		65,418	949	0
	01/2018	BRL	113,100		31,020	0	(895)
	01/2018		$1,016	BRL	3,496	0	(29)
MSB	01/2017	AUD	20,600		$14,877	12	0
	01/2017		$47	MYR	207	0	(1)
	02/2017		14,868	AUD	20,600	0	(12)
	03/2017	MYR	207		$47	1	0
	03/2017	TWD	365,458		11,417	140	0
NGF	03/2017		172,631		5,506	177	0
SCX	01/2017	BRL	21,522		6,575	0	(38)
	01/2017	CAD	70,167		52,014	0	(248)
	01/2017	EUR	1,762		1,835	0	(20)
	01/2017	KRW	22,090,037		18,987	689	0
	01/2017	MYR	65,528		15,616	1,013	0
	01/2017		$6,571	BRL	21,522	42	0
	01/2017		1,362	GBP	1,070	0	(43)
	01/2017		30,548	KRW	35,223,500	0	(1,372)
	01/2017		3,173	MYR	13,890	0	(78)
	01/2017		5,610	SGD	7,986	0	(96)
	02/2017	MXN	163,179		$7,935	107	0
	02/2017		$6,516	BRL	21,522	42	0
	03/2017	TWD	507,410		$15,935	278	0
	04/2017	BRL	128,900		36,793	0	(1,846)
	10/2017		131,900		35,844	0	(2,001)
SOG	01/2017	TRY	1,220		388	44	0
	01/2017	TWD	193,769		5,990	0	(22)
	01/2017		$82,625	GBP	67,019	0	(25)
	01/2017		144,570	KRW	173,117,773	0	(1,173)
	01/2017		6,065	TWD	193,769	0	(53)
	02/2017	GBP	67,019		$82,681	23	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2017	MXN	358,398		$17,411	$217	$0
	02/2017		$17,369	MXN	356,570	0	(263)
	03/2017	KRW	172,848,583		$144,383	1,242	0
	03/2017	TWD	583,369		18,275	271	0
TOR	01/2017	BRL	109,911		33,724	0	(46)
	01/2017		$32,402	BRL	109,911	1,368	0
	01/2017		53,144	CAD	71,628	206	0
	02/2017	CAD	71,628		$53,163	0	(205)
	04/2017	BRL	30,400		8,930	0	(182)
UAG	01/2017	KRW	214,438,344		189,174	11,550	0
	01/2017	THB	32,947		934	14	0
	01/2017		$1,022	EUR	962	0	(9)
	01/2017		8,593	GBP	6,956	0	(19)
	01/2017		5,484	KRW	6,270,954	0	(290)
	02/2017	KRW	6,710,406		$5,549	0	(9)
	02/2017	TWD	441,208		13,647	45	0
	05/2017		$3,958	IDR	55,352,630	54	0

Total Forward Foreign Currency Contracts						$87,762	$(40,690)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$ 15,000	$1,592	$1,045
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018	13,100	1,281	902
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018	92,300	1,311	695
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017	28,400	1,931	849
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018	12,800	1,280	919

							$7,395	$4,410

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 02/01/2047	$	68.000	02/06/2017	$	20,000	$1	$0

Total Purchased Options							$7,396	$4,410

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	3.400	01/05/2017	$	18,600	$(212)	$(4)
DUB	Call - OTC USD versus BRL		3.600	02/16/2017		13,700	(178)	(45)
FBF	Call - OTC USD versus BRL		3.350	01/20/2017		29,700	(552)	(212)
	Call - OTC USD versus BRL		3.700	02/23/2017		15,800	(217)	(37)
	Call - OTC USD versus BRL		3.900	06/14/2017		12,400	(247)	(133)
	Call - OTC USD versus BRL		6.300	01/11/2018		22,000	(1,172)	(66)
GLM	Call - OTC USD versus BRL		3.450	01/19/2017		16,300	(202)	(36)
JPM	Call - OTC USD versus BRL		3.700	01/18/2017		14,200	(153)	(2)

							$(2,933)	$(535)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(1)

						$(788)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.975%	02/08/2017	$	227,400	$(1,410)	$(92)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.375	02/08/2017		227,400	(1,592)	(2,303)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		123,500	(2,876)	(1,746)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		92,300	(480)	(58)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		92,300	(835)	(261)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		124,800	(1,935)	(640)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		56,500	(1,260)	(799)

								$(10,388)	$(5,899)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 01/01/2047	$	101.645	01/11/2017	$ 49,500	$(190)	$(49)
GSC	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2047		102.941	01/11/2017	27,000	(101)	(41)
	Call - OTC Fannie Mae, TBA 3.500% due 01/01/2047		103.461	01/11/2017	15,000	(29)	(6)

						$(320)	$(96)

Total Written Options						$(14,429)	$(6,532)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		30,727		(10)		(17,774)		(12,943)		0
Notional Amount in $		$4,139,500		$5,177,800		$(1,200,300)		$(5,756,300)		$(1,100,600)		$1,260,100
Notional Amount in AUD	AUD	0	AUD	1,017,400	AUD	(15,000)	AUD	(777,800)	AUD	(224,600)	AUD	0
Notional Amount in EUR	EUR	88,000	EUR	813,400	EUR	(265,100)	EUR	(517,700)	EUR	(118,600)	EUR	0
Notional Amount in GBP	GBP	0	GBP	178,800	GBP	(43,500)	GBP	(95,900)	GBP	(39,400)	GBP	0
Premiums		$(22,902)		$(52,119)		$6,388		$39,768		$14,436		$(14,429)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.312%	EUR 10,500	$53	$26	$79	$0
	Mexico Government International Bond	1.000	09/20/2020	1.182	$ 2,700	(45)	28	0	(17)
BPS	Morgan Stanley	1.000	12/20/2020	0.714	12,000	(18)	154	136	0
	Petrobras Global Finance BV	1.000	06/20/2018	2.166	700	(49)	37	0	(12)
	Petrobras Global Finance BV	1.000	12/20/2019	3.483	6,200	(397)	(31)	0	(428)
	Petrobras Global Finance BV	1.000	03/20/2020	3.710	500	(49)	9	0	(40)
BRC	Petrobras Global Finance BV	1.000	12/20/2019	3.483	2,300	(216)	57	0	(159)
CBK	Mexico Government International Bond	1.000	12/20/2019	0.972	8,400	30	(20)	10	0
GST	Mexico Government International Bond	1.000	06/20/2017	0.409	500	(1)	3	2	0
	Morgan Stanley	1.000	12/20/2020	0.714	100	(1)	2	1	0
	Petrobras Global Finance BV	1.000	12/20/2019	3.483	2,400	(162)	(4)	0	(166)
	Petrobras Global Finance BV	1.000	03/20/2020	3.710	400	(41)	9	0	(32)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Mexico Government International Bond	1.000%	09/20/2017	0.467%	EUR 2,400	$(8)	$18	$10	$0
	Mexico Government International Bond	1.000	09/20/2020	1.182	1,400	(24)	15	0	(9)
	Petrobras Global Finance BV	1.000	03/20/2020	3.710	1,500	(176)	55	0	(121)

						$(1,104)	$358	$238	$(984)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$10,495	$(225)	$222	$0	$(3)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	11,900	(821)	686	0	(135)
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,832	0	10	10	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	27,900	(1,278)	960	0	(318)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	26,100	(1,033)	463	0	(570)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	13,300	(2,334)	597	0	(1,737)
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	4,051	0	22	22	0
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,100	(559)	467	0	(92)
MYC	CMBX.NA.AAA.9 Index	0.500	09/17/2058	10,800	(404)	168	0	(236)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	8,400	(836)	365	0	(471)

					$(7,490)	$3,960	$32	$(3,562)

Total Swap Agreements					$(8,594)	$4318	$270	$(4,546)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(l)	Securities with an aggregate market value of $16,598 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$1,301	$0	$0	$1,301	$(322)	$0	$0	$(322)	$979	$(880)	$99
BOA	35,040	0	79	35,119	(5,728)	0	(17)	(5,745)	29,374	(30,360)	(986)
BPS	3,754	0	136	3,890	(2,322)	(4)	(480)	(2,806)	1,084	(1,695)	(611)
BRC	1,141	0	0	1,141	(414)	0	(159)	(573)	568	(710)	(142)
CBK	4,333	0	10	4,343	(8,438)	(2,396)	0	(10,834)	(6,491)	6,657	166
DUB	4,078	0	0	4,078	(1,037)	(46)	(138)	(1,221)	2,857	(5,693)	(2,836)
FAR	0	0	0	0	0	(49)	0	(49)	(49)	376	327
FBF	1,371	0	0	1,371	(918)	(448)	0	(1,366)	5	307	312
GLM	11,915	1,947	0	13,862	(3,326)	(1,782)	0	(5,108)	8,754	(9,790)	(1,036)
GSC	0	0	0	0	0	(47)	0	(47)	(47)	0	(47)
GST	0	0	13	13	0	0	(2,823)	(2,823)	(2,810)	2,755	(55)
HUS	1,516	0	10	1,526	(1,202)	0	(130)	(1,332)	194	1	195
IND	0	0	0	0	(2,147)	0	0	(2,147)	(2,147)	2,148	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
JPM	$5,778	$695	$22	$6,495	$(6,785)	$(321)	$0	$(7,106)	$(611)	$663	$52
MEI	0	0	0	0	0	0	(92)	(92)	(92)	179	87
MSB	153	0	0	153	(13)	0	0	(13)	140	0	140
MYC	0	1,768	0	1,768	0	(1,439)	(707)	(2,146)	(378)	26	(352)
NGF	177	0	0	177	0	0	0	0	177	0	177
SCX	2,171	0	0	2,171	(5,742)	0	0	(5,742)	(3,571)	3,254	(317)
SOG	1,797	0	0	1,797	(1,536)	0	0	(1,536)	261	0	261
TOR	1,574	0	0	1,574	(433)	0	0	(433)	1,141	(1,160)	(19)
UAG	11,663	0	0	11,663	(327)	0	0	(327)	11,336	(11,170)	166

Total Over the Counter	$87,762	$4,410	$270	$92,442	$(40,690)	$(6,532)	$(4,546)	$(51,768)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$166	$166
Futures	0	0	0	0	11,653	11,653
Swap Agreements	0	19	0	0	0	19

	$0	$19	$0	$0	$11,819	$11,838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87,762	$0	$87,762
Purchased Options	0	0	0	0	4,410	4,410
Swap Agreements	0	270	0	0	0	270

	$0	$270	$0	$87,762	$4,410	$92,442

	$0	$289	$0	$87,762	$16,229	$104,280

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,801	$4,801
Swap Agreements	0	8	0	0	9,502	9,510

	$0	$8	$0	$0	$14,303	$14,311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,690	$0	$40,690
Written Options	0	0	0	535	5,997	6,532
Swap Agreements	0	4,546	0	0	0	4,546

	$0	$4,546	$0	$41,225	$5,997	$51,768

	$0	$4,554	$0	$41,225	$20,300	$66,079

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(195)	$(195)
Written Options	0	0	0	0	5,487	5,487
Futures	0	0	0	0	(87,709)	(87,709)
Swap Agreements	0	4,060	0	0	(35,860)	(31,800)

	$0	$4,060	$0	$0	$(118,277)	$(114,217)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$201,861	$0	$201,861
Purchased Options	0	0	0	0	(9,743)	(9,743)
Written Options	0	732	0	21,384	14,175	36,291
Swap Agreements	0	10,156	0	641	164	10,961

	$0	$10,888	$0	$223,886	$4,596	$239,370

	$0	$14,948	$0	$223,886	$(113,681)	$125,153

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(94)	$(94)
Futures	0	0	0	0	313	313
Swap Agreements	0	548	0	0	16,760	17,308

	$0	$548	$0	$0	$16,979	$17,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(187,677)	$0	$(187,677)
Purchased Options	0	0	0	0	4,290	4,290
Written Options	0	0	0	1,046	(4,107)	(3,061)
Swap Agreements	0	8,790	0	0	992	9,782

	$0	$8,790	$0	$(186,631)	$1,175	$(176,666)

	$0	$9,338	$0	$(186,631)	$18,154	$(159,139)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$22,427	$0	$22,427
Corporate Bonds & Notes
Banking & Finance	0	2,061,782	16,408	2,078,190
Industrials	0	238,527	3,248	241,775
Utilities	0	153,540	0	153,540
Municipal Bonds & Notes
California	0	112,891	0	112,891
Illinois	0	16,865	0	16,865
Iowa	0	502	0	502
Mississippi	0	2,706	0	2,706
Nebraska	0	7,837	0	7,837
New Jersey	0	29,607	0	29,607
Ohio	0	29,024	0	29,024
Texas	0	12,702	0	12,702
U.S. Government Agencies	0	3,800,681	0	3,800,681
U.S. Treasury Obligations	0	2,208,262	0	2,208,262
Non-Agency Mortgage-Backed Securities	0	629,668	11,452	641,120
Asset-Backed Securities	0	466,772	0	466,772
Sovereign Issues	0	208,038	0	208,038
Short-Term Instruments
Certificates of Deposit	0	186,810	0	186,810
Commercial Paper	0	333,975	0	333,975
Repurchase Agreements	0	26,870	0	26,870
U.S. Treasury Bills	0	125,909	0	125,909

	$0	$10,675,395	$31,108	$10,706,503

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$364,854	$0	$0	$364,854

Total Investments	$364,854	$10,675,395	$31,108	$11,071,357

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,653	185	0	11,838
Over the counter	0	92,442	0	92,442

	$11,653	$92,627	$0	$104,280

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,801)	(9,510)	0	(14,311)
Over the counter	0	(51,768)	0	(51,768)

	$(4,801)	$(61,278)	$0	$(66,079)

Total Financial Derivative Instruments	$6,852	$31,349	$0	$38,201

Totals	$371,706	$10,706,744	$31,108	$11,109,558

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

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Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about

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Notes to Financial Statements (Cont.)

derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of

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the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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Notes to Financial Statements (Cont.)

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$216,767	$3,376,072	$(3,228,200)	$(631)	$846	$364,854	$1,272	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when

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Notes to Financial Statements (Cont.)

determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of

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assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at December 31, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

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the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge

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Notes to Financial Statements (Cont.)

against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these

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December 31, 2016

changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of Portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.25%
Administrative Class	0.25%
Advisor Class	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of

ANNUAL REPORT	DECEMBER 31, 2016	43

Notes to Financial Statements (Cont.)

various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$73,723	$100,691

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/ Agency		All Other
Purchases	Sales	Purchases	Sales
$48,675,834	$48,498,225	$1,456,495	$1,332,023

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,219	$78,072	3,328	$37,206
Administrative Class	68,718	742,748	64,208	718,351
Advisor Class	33,118	355,958	36,819	412,217
Issued as reinvestment of distributions
Institutional Class	187	2,019	594	6,510
Administrative Class	9,697	104,630	29,883	325,306
Advisor Class	4,922	53,108	14,377	156,160
Cost of shares redeemed
Institutional Class	(6,275)	(67,918)	(15,528)	(174,055)
Administrative Class	(112,204)	(1,212,708)	(173,446)	(1,933,018)
Advisor Class	(31,423)	(337,403)	(22,556)	(251,153)
Net increase (decrease) resulting from Portfolio share transactions	(26,041)	$(281,494)	(62,321)	$(702,476)

As of December  31, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 36% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2016	45

Notes to Financial Statements (Cont.)

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Total Return Portfolio	$41,709	$0	$8,145	$(12,812)	$(54,308)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$0	$54,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Total Return Portfolio	$11,118,885	$160,206	$(207,734)	$(47,528)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	December 31, 2016			December 31, 2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Total Return Portfolio	$159,759	$0	$0	$404,717	$83,285	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	FSB	Federal Savings Bank	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali

48	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Portfolio	0.06%	0.84%	$159,759	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

50	PIMCO VARIABLE INSURANCE TRUST

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Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	51

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

52	PIMCO VARIABLE INSURANCE TRUST

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You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

ANNUAL REPORT	DECEMBER 31, 2016	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT18AR_123116

PIMCO Variable Insurance Trust

Annual Report

December 31, 2016

PIMCO Unconstrained Bond Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2016. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

In the first quarter of the reporting period, global growth concerns in the midst of uncertainty from China, falling commodity prices and questions about the efficacy of central bank policies sparked a sell-off in risk assets. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact and supportive central banks helped reignite risk appetite in part with calming rhetoric and actions. The European Central Bank (“ECB”) announced additional easing measures in Europe, with a focus on credit expansion. Also, concerns about global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after its December 2015 interest rate hike, suggesting a more dovish tilt with a tolerance for overshooting their inflation target.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Fed interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the ECB, and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.04% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 2.27% on December 31, 2015. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.65% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 4.68% over the reporting period. U.S. TIPS outpaced nominal U.S. Treasuries over the reporting period as inflation expectations moved higher alongside oil prices and in response to the surprise U.S. presidential election result.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, returned 11.77% over the reporting period. Prices on broad commodities rebounded, led higher primarily by energy and metal prices. Crude oil prices rose markedly after reaching multi-year lows in January 2016, driven higher by continued rebalancing of supply and demand as well as news of a potential OPEC production cut. Within precious metals, gold prices were the beneficiary of strong safe-haven demand over the first half of the reporting period before losing ground to end the period due to rising U.S. interest rates and a stronger U.S. dollar. Base metal prices posted strong gains, most notably toward the end of the period as the U.S. presidential election result fueled speculation of rising demand stemming from increased U.S. infrastructure spending.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.67% over the reporting period and underperformed like-duration U.S. Treasuries. Non-Agency MBS prices were higher and spreads tightened, as the sector benefited from favorable technicals and continued gradual improvement in U.S. housing fundamentals. Positive representation and warranty settlement developments also benefited the sector.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 5.63% over the reporting period, as continued monetary policy support from global central banks and strong supply/demand technicals supported spread tightening. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 13.65% over the reporting period. Performance was driven by the recovery in the commodity sectors, as well as triple-C outperformance alongside the broad risk rally. Meanwhile, high yield bond mutual funds saw strong inflows, as investors continued to seek higher yielding instruments.

∎

Emerging market (“EM”) external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 10.19% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 9.94% over the reporting period. Improving domestic economic fundamentals and strong inflows into the asset class served as broad tailwinds for EM external and local currency debt performance. Elevated uncertainty in the wake of the U.S. election, particularly surrounding global trade and monetary policy, weighed on performance at the end of the reporting period.

∎

U.S. equities, as represented by the S&P 500 Index, returned 11.96% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 11.19% over the same period. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), returned 1.00% over the reporting period.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 17, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Unconstrained Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	33.5%
Asset-Backed Securities	19.0%
Corporate Bonds & Notes	16.3%
U.S. Government Agencies	15.0%
Short-Term Instruments‡	7.5%
Non-Agency Mortgage-Backed Securities	5.9%
Other	2.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2016
	1 Year	5 Years	Inception§
PIMCO Unconstrained Bond Portfolio Institutional Class	4.89%	—	2.34%
PIMCO Unconstrained Bond Portfolio Class M	4.42%	—	1.01%
PIMCO Unconstrained Bond Portfolio Administrative Class	4.73%	2.48%	2.00%
PIMCO Unconstrained Bond Portfolio Advisor Class	4.63%	—	0.70%
3 Month USD LIBOR Index±	0.68%	0.39%	0.38%♦

All Portfolio returns are net of fees and expenses.

§ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.91% for Institutional Class shares, 1.36% for Class M shares, 1.06% for Administrative Class shares, and 1.16% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following impacted performance during the reporting period:

»

Positions in U.S. nominal rates — short exposure early in the reporting period followed by long exposure later in the period — negatively impacted performance, as yields declined at the beginning of the period and rose at the end of the period.

»	Exposure to Brazil local rates early in the reporting period contributed to performance, as Brazilian local rates decreased over that time.

»	Long exposure to non-Agency mortgages contributed to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-Agency mortgages, increased.

»	Long exposure to corporate credit added to performance, as the Bloomberg Barclays Corporate Average OAS, which generally measures corporate credit spreads, tightened.

»	Long positioning in the Russian ruble contributed to performance, as the currency appreciated versus the U.S. dollar.

»	Exposure to U.S. breakeven inflation contributed to performance, as U.S. breakeven inflation rates increased.

»

Long exposure to emerging markets corporate external debt added to performance, as the CEMBI diversified index, which generally tracks the total return of external corporate emerging markets debt, increased.

»	Long European rate positioning contributed to performance, as European rates decreased.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Unconstrained Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,036.10	$4.71	$1,000.00	$1,020.79	$4.67	0.91%
Class M	1,000.00	1,033.80	7.03	1,000.00	1,018.50	6.98	1.36
Administrative Class	1,000.00	1,035.30	5.48	1,000.00	1,020.02	5.44	1.06
Advisor Class	1,000.00	1,034.80	6.00	1,000.00	1,019.51	5.95	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2016	7

Financial Highlights PIMCO Unconstrained Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Institutional Class
12/31/2016	$9.92	$0.30	$0.18	$0.48	$(0.19)	$0.00	$(0.19)
12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	(0.11)
04/30/2012 - 12/31/2012	9.98	0.14	0.41	0.55	(0.07)	0.00	(0.07)

Class M
12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	(0.14)
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)

Administrative Class
12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	(0.17)
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	(0.10)
12/31/2012	9.81	0.19	0.57	0.76	(0.11)	0.00	(0.11)

Advisor Class
12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	(0.16)
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	(0.07)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Interest Expense		Net Investment Income		Portfolio Turnover Rate

$10.21	4.89%	$15,701	0.91%		0.90%		3.02%		364%
9.92	(1.53)	15,902	0.91		0.90		2.83		414
10.45	3.20	374	0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		1.77		928
10.46	5.55	27	0.90	*	0.90	*	2.01	*	879

10.21	4.42	672	1.36		1.35		2.53		364
9.92	(1.96)	345	1.36		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	2.42	*	255

10.21	4.73	275,774	1.06		1.05		2.87		364
9.92	(1.68)	263,768	1.06		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.59		928
10.46	7.75	267,488	1.05		1.05		1.89		879

10.21	4.63	11,461	1.16		1.15		2.76		364
9.92	(1.78)	9,126	1.16		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.12	*	2.04	*	928

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	9

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2016

Assets:
Investments, at value
Investments in securities*	$338,928
Investments in Affiliates	17,103
Financial Derivative Instruments
Exchange-traded or centrally cleared	303
Over the counter	4,687
Deposits with counterparty	1,135
Foreign currency, at value	652
Receivable for investments sold	1
Receivable for TBA investments sold	33,410
Receivable for Portfolio shares sold	1
Interest and/or dividends receivable	1,498
Dividends receivable from Affiliates	18
Total Assets	397,736

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$6,803
Financial Derivative Instruments
Exchange-traded or centrally cleared	585
Over the counter	2,695
Payable for investments purchased	2
Payable for investments in Affiliates purchased	18
Payable for TBA investments purchased	80,487
Deposits from counterparty	3,041
Payable for Portfolio shares redeemed	191
Overdraft due to custodian	11
Accrued investment advisory fees	165
Accrued supervisory and administrative fees	83
Accrued distribution fees	3
Accrued servicing fees	38
Other liabilities	6
Total Liabilities	94,128

Net Assets	$303,608

Net Assets Consist of:
Paid in capital	$298,919
Undistributed net investment income	1,729
Accumulated undistributed net realized (loss)	(6,936)
Net unrealized appreciation	9,896

Net Assets	$303,608

Net Assets:
Institutional Class	$15,701
Class M	672
Administrative Class	275,774
Advisor Class	11,461

Shares Issued and Outstanding:
Institutional Class	1,537
Class M	66
Administrative Class	27,001
Advisor Class	1,122

Net Asset Value Per Share Outstanding:
Institutional Class	$10.21
Class M	10.21
Administrative Class	10.21
Advisor Class	10.21

Cost of investments in securities	$337,068
Cost of investments in Affiliates	$17,106
Cost of foreign currency held	$662
Proceeds received on short sales	$6,775
Cost or premiums of financial derivative instruments, net	$(1,283)

* Includes repurchase agreements of:	$460

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2016

Investment Income:
Interest, net of foreign taxes*	$11,400
Dividends	4
Dividends from Investments in Affiliates	203
Miscellaneous income	7
Total Income	11,614

Expenses:
Investment advisory fees	1,773
Supervisory and administrative fees	887
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	404
Distribution and/or servicing fees - Advisor Class	26
Trustee fees	8
Interest expense	31
Total Expenses	3,131

Net Investment Income	8,483

Net Realized Gain (Loss):
Investments in securities	3,231
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	(7,129)
Over the counter financial derivative instruments	8,688
Foreign currency	(29)

Net Realized Gain	4,771

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(582)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	6,229
Over the counter financial derivative instruments	(4,954)
Foreign currency assets and liabilities	(91)

Net Change in Unrealized Appreciation	608

Net Increase in Net Assets Resulting from Operations	$13,862

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	11

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2016	Year Ended December 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$8,483	$7,374
Net realized gain (loss)	4,771	(12,342)
Net change in unrealized appreciation (depreciation)	608	(106)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,862	(5,074)

Distributions to Shareholders:
From net investment income
Institutional Class	(297)	(473)
Class M	(7)	(9)
Administrative Class	(4,709)	(9,301)
Advisor Class	(169)	(282)
From net realized capital gains
Institutional Class	0	(4)
Administrative Class	0	(68)
Advisor Class	0	(2)

Total Distributions(a)	(5,182)	(10,139)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	5,787	10,632

Total Increase (Decrease) in Net Assets	14,467	(4,581)

Net Assets:
Beginning of year	289,141	293,722
End of year*	$303,608	$289,141

* Including undistributed (overdistributed) net investment income of:	$1,729	$(9,698)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.7%

BANK LOAN OBLIGATIONS 1.8%
Ancestry.com Operations, Inc.
5.250% due 10/19/2023		$575	$580
Avago Technologies Cayman Ltd.
3.704% due 02/01/2023		135	137
AWAS Finance Luxembourg S.A.
3.630% due 07/16/2018		1,862	1,879
Charter Communications Operating LLC
3.500% due 01/15/2024		199	200
FCA U.S. LLC
3.500% due 05/24/2017		2,595	2,605

Total Bank Loan Obligations (Cost $5,356)			5,401

CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 12.3%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	102
AGFC Capital Trust
6.000% due 01/15/2067		100	50
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,201
5.500% due 02/15/2017		1,400	1,406
American International Group, Inc.
4.125% due 02/15/2024		300	312
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,403
3.958% due 10/21/2025	MXN	2,000	113
5.750% due 12/01/2017		$3,500	3,626
6.400% due 08/28/2017		700	722
6.875% due 04/25/2018		1,300	1,382
Barclays Bank PLC
7.625% due 11/21/2022		400	440
7.750% due 04/10/2023		200	211
14.000% due 06/15/2019 (e)	GBP	500	758
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	200	205
CIT Group, Inc.
4.250% due 08/15/2017		$300	304
5.000% due 05/15/2018		100	102
Citigroup, Inc.
6.250% due 08/15/2026 (e)		200	206
Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	500
3.750% due 07/21/2026		700	687
6.875% due 03/19/2020	EUR	1,100	1,366
Credit Agricole S.A.
6.500% due 06/23/2021 (e)		300	327
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$700	690
Deutsche Bank AG
1.350% due 05/30/2017		375	374
4.250% due 10/14/2021		950	954
Goldman Sachs Group, Inc.
3.625% due 01/22/2023		300	307
6.150% due 04/01/2018		200	210
HSBC Holdings PLC
2.498% due 01/05/2022		400	408
2.650% due 01/05/2022		400	391
3.400% due 03/08/2021		600	610
4.300% due 03/08/2026		500	518
International Lease Finance Corp.
8.750% due 03/15/2017		200	203
JPMorgan Chase & Co.
1.782% due 01/25/2018		300	302
2.411% due 03/01/2021		2,000	2,063
7.900% due 04/30/2018 (e)		700	726
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,956	2,531
7.875% due 06/27/2029 (e)		200	261
Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUFG Union Bank N.A.
2.625% due 09/26/2018		$300	$303
Murray Street Investment Trust
4.647% due 03/09/2017		200	201
Navient Corp.
5.000% due 06/15/2018		1,000	1,002
8.450% due 06/15/2018		200	216
Rio Oil Finance Trust
9.250% due 07/06/2024		184	174
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (e)		1,200	1,227
Santander UK PLC
2.500% due 03/14/2019		1,400	1,408
Societe Generale S.A.
7.375% due 09/13/2021 (e)		400	400
Standard Chartered PLC
2.041% due 08/19/2019		800	804
Toronto-Dominion Bank
1.868% due 04/07/2021		800	812
UBS AG
5.125% due 05/15/2024		1,300	1,317
7.250% due 02/22/2022		200	202
7.625% due 08/17/2022		250	284
Volkswagen Bank GmbH
0.096% due 11/27/2017	EUR	100	105
Wells Fargo & Co.
2.600% due 07/22/2020		$200	201

			37,308

INDUSTRIALS 4.2%
AbbVie, Inc.
1.800% due 05/14/2018		400	400
2.500% due 05/14/2020		100	100
3.600% due 05/14/2025		200	198
Actavis Funding SCS
2.208% due 03/12/2020		500	510
Altice Financing S.A.
6.625% due 02/15/2023		400	412
7.500% due 05/15/2026		700	730
American Airlines Pass-Through Trust
3.000% due 04/15/2030		400	385
Anheuser-Busch InBev Worldwide, Inc.
1.576% due 08/01/2018		3,600	3,623
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		300	299
Charter Communications Operating LLC
4.464% due 07/23/2022		200	209
4.908% due 07/23/2025		200	211
6.484% due 10/23/2045		100	116
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	614
7.000% due 06/30/2024		200	218
CVS Health Corp.
5.125% due 07/20/2045		100	112
Diamond Finance Corp.
3.480% due 06/01/2019		200	204
4.420% due 06/15/2021		200	207
6.020% due 06/15/2026		150	163
DISH DBS Corp.
4.250% due 04/01/2018		300	308
4.625% due 07/15/2017		200	203
7.875% due 09/01/2019		200	223
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	515
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		$200	201
Kraft Heinz Foods Co.
2.000% due 07/02/2018		350	350
QUALCOMM, Inc.
4.800% due 05/20/2045		100	107
Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SFR Group S.A.
7.375% due 05/01/2026		$500	$512
Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	413
UnitedHealth Group, Inc.
1.330% due 01/17/2017		300	300
Universal Health Services, Inc.
3.750% due 08/01/2019		400	404
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	399

			12,779

UTILITIES 2.6%
AES Corp.
3.931% due 06/01/2019		294	295
AT&T, Inc.
1.928% due 06/30/2020		300	302
3.000% due 06/30/2022		400	393
Petrobras Global Finance BV
3.873% due 03/17/2020		100	98
4.375% due 05/20/2023		50	44
5.750% due 01/20/2020		1,000	1,015
6.250% due 12/14/2026	GBP	100	115
6.850% due 06/05/2115		$350	285
8.375% due 05/23/2021		2,300	2,484
Sinopec Group Overseas Development Ltd.
1.656% due 04/10/2017		1,600	1,601
Transocean Proteus Ltd.
6.250% due 12/01/2024		300	304
Verizon Communications, Inc.
2.709% due 09/14/2018		900	920

			7,856

Total Corporate Bonds & Notes (Cost $58,357)			57,943

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	104
7.750% due 01/01/2042		100	102
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		110	97

Total Municipal Bonds & Notes (Cost $302)			303

U.S. GOVERNMENT AGENCIES 17.6%
Fannie Mae, TBA
3.000% due 01/01/2047 - 02/01/2047		17,100	16,955
3.500% due 01/01/2047 - 02/01/2047		34,500	35,334
Freddie Mac
1.540% due 10/25/2021 (a)		376	23
10.489% due 04/15/2044		6	7
Ginnie Mae, TBA
4.000% due 01/01/2047		1,000	1,061

Total U.S. Government Agencies (Cost $53,682)			53,380

U.S. TREASURY OBLIGATIONS 39.3%
U.S. Treasury Bonds
2.250% due 08/15/2046		50	42
2.500% due 05/15/2046		2,350	2,083
2.875% due 11/15/2046		100	96
3.000% due 11/15/2044		100	99
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023		1,361	1,352
0.125% due 07/15/2024		5,497	5,404
0.125% due 07/15/2026		1,785	1,727
0.250% due 01/15/2025		3,245	3,193
0.625% due 07/15/2021		1,180	1,218

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2026		$2,767	$2,793
1.125% due 01/15/2021 (h)		2,541	2,668
2.000% due 01/15/2026 (j)		792	893
2.375% due 01/15/2025		513	589
2.375% due 01/15/2027		2,649	3,105
U.S. Treasury Notes
1.125% due 08/31/2021		14,500	13,999
1.250% due 07/31/2023		4,000	3,762
1.375% due 06/30/2023		7,550	7,164
1.375% due 08/31/2023		4,600	4,353
1.625% due 02/15/2026 (j)		700	653
1.625% due 05/15/2026		3,230	3,008
1.875% due 11/30/2021 (h)(j)		5,300	5,281
1.875% due 10/31/2022 (j)		18,600	18,335
2.000% due 05/31/2021 (h)(j)		1,100	1,106
2.000% due 07/31/2022 (h)(j)		11,400	11,348
2.000% due 08/15/2025		3,000	2,902
2.125% due 09/30/2021 (h)		16,500	16,633
2.125% due 11/30/2023		5,500	5,457
2.125% due 05/15/2025 (j)		50	49

Total U.S. Treasury Obligations (Cost $121,893)			119,312

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%
Banc of America Commercial Mortgage Trust
5.587% due 04/10/2049		58	59
BCAP LLC Trust
5.250% due 06/26/2036		491	368
Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 11/25/2034		712	594
3.306% due 01/25/2035		18	18
Berica ABS SRL
0.019% due 12/31/2055	EUR	420	441
CBA Commercial Small Balance Commercial Mortgage
1.006% due 06/25/2038		$1,711	1,014
Countrywide Alternative Loan Trust
0.919% due 02/20/2047 ^		363	255
6.000% due 02/25/2037 ^		493	362
Countrywide Home Loan Mortgage Pass-Through Trust
3.064% due 02/20/2036		733	567
3.172% due 08/25/2034		323	290
Credit Suisse Mortgage Capital Certificates
0.914% due 12/27/2035		1,179	1,144
First Horizon Alternative Mortgage Securities Trust
2.996% due 06/25/2034		208	204
3.055% due 01/25/2036 ^		396	313
3.129% due 06/25/2036		395	324
First Horizon Mortgage Pass-Through Trust
2.826% due 11/25/2037 ^		3,112	2,710
HarborView Mortgage Loan Trust
1.556% due 11/19/2034		73	57
IndyMac Mortgage Loan Trust
0.966% due 04/25/2046		2,785	2,307
3.067% due 10/25/2034		45	43
3.977% due 08/25/2037		421	336
Morgan Stanley Capital Trust
5.665% due 04/15/2049		821	826
RBSSP Resecuritization Trust
0.842% due 02/26/2037		866	818
RMAC Securities PLC
0.526% due 06/12/2044	GBP	1,464	1,676
Structured Asset Mortgage Investments Trust
0.956% due 08/25/2036		$1,395	1,290
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		336	327
Thornburg Mortgage Securities Trust
0.886% due 06/25/2037		466	446
2.006% due 06/25/2037 ^		116	106
Wachovia Bank Commercial Mortgage Trust
5.707% due 06/15/2049		2,458	2,478
5.969% due 02/15/2051		220	224
WaMu Mortgage Pass-Through Certificates Trust
0.986% due 04/25/2045		98	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Pass-Through Certificates Trust
2.206% due 09/25/2035 ^	$1,376	$1,106
Wells Fargo Mortgage-Backed Securities Trust
3.013% due 06/25/2035	294	302

Total Non-Agency Mortgage-Backed Securities (Cost $20,470)		21,098

ASSET-BACKED SECURITIES 22.3%
ACE Securities Corp. Home Equity Loan Trust
0.916% due 05/25/2036	744	727
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.476% due 03/25/2035	1,900	1,874
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.136% due 02/25/2036	1,945	1,380
Asset-Backed Funding Certificates Trust
0.916% due 01/25/2037	3,280	2,123
0.976% due 01/25/2037	2,282	1,488
Asset-Backed Securities Corp. Home Equity Loan Trust
1.776% due 07/25/2035	4,263	3,587
Atlas Senior Loan Fund Ltd.
2.106% due 08/18/2025	1,000	999
Bear Stearns Asset-Backed Securities Trust
1.246% due 09/25/2035	1,100	976
Belle Haven ABS CDO Ltd.
1.241% due 11/03/2044	275	134
1.281% due 11/03/2044	421	205
Carlyle Global Market Strategies CLO Ltd.
2.000% due 07/15/2025	1,000	1,000
CIFC Funding Ltd.
2.082% due 01/29/2025	1,000	1,000
Citigroup Mortgage Loan Trust, Inc.
0.896% due 08/25/2036	37	36
Countrywide Asset-Backed Certificates
0.886% due 12/25/2036 ^	446	441
0.896% due 08/25/2037	2,315	2,202
0.896% due 06/25/2047 ^	721	523
0.906% due 07/25/2036	887	874
0.906% due 04/25/2047	792	734
4.825% due 07/25/2036	300	248
Countrywide Asset-Backed Certificates Trust
0.934% due 05/25/2036	109	109
1.254% due 08/25/2035	1,660	1,617
4.891% due 08/25/2035	528	549
Credit-Based Asset Servicing and Securitization LLC
3.948% due 03/25/2037 ^	2,857	1,600
Dryden Senior Loan Fund
2.006% due 08/15/2025	1,000	998
2.054% due 01/15/2025	1,000	1,000
First Franklin Mortgage Loan Trust
1.116% due 11/25/2035	4,000	3,326
GoldenTree Loan Opportunities Ltd.
2.032% due 04/25/2025	2,000	1,999
GSAA Home Equity Trust
1.036% due 07/25/2037	2,876	1,013
GSAMP Trust
0.956% due 11/25/2036	1,145	674
0.986% due 03/25/2047	2,000	1,388
Home Equity Asset Trust
1.446% due 08/25/2035	1,900	1,565
HSI Asset Securitization Corp. Trust
0.866% due 12/25/2036	2,473	1,039
0.976% due 12/25/2036	695	296
Huntington CDO Ltd.
1.151% due 11/05/2040	167	160
JPMorgan Mortgage Acquisition Corp.
1.096% due 02/25/2036	1,060	885
Long Beach Mortgage Loan Trust
1.016% due 08/25/2045	1,322	1,132
MASTR Specialized Loan Trust
1.126% due 01/25/2037	1,916	1,091

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Monroe Capital BSL CLO Ltd.
2.496% due 05/22/2027		$1,000	$1,001
Morgan Stanley ABS Capital, Inc. Trust
0.896% due 11/25/2036		225	141
0.906% due 10/25/2036		521	327
Morgan Stanley Capital, Inc. Trust
0.936% due 03/25/2036		39	33
1.046% due 01/25/2036		416	392
Morgan Stanley Home Equity Loan Trust
0.896% due 12/25/2036		2,503	1,423
1.016% due 04/25/2036		3,779	2,815
OHA Credit Partners Ltd.
2.001% due 04/20/2025		1,000	999
Option One Mortgage Loan Trust
1.086% due 04/25/2037		3,857	2,467
Race Point CLO Ltd.
1.200% due 11/08/2024		1,000	1,001
Residential Asset Securities Corp. Trust
1.216% due 11/25/2035		3,100	2,542
Saratoga Investment Corp. CLO Ltd.
2.267% due 10/20/2025		2,000	2,001
Securitized Asset-Backed Receivables LLC Trust
1.521% due 02/25/2034		484	456
Sierra Madre Funding Ltd.
1.032% due 09/07/2039		888	724
1.052% due 09/07/2039		2,050	1,670
SpringCastle America Funding LLC
3.050% due 04/25/2029		1,412	1,421
Structured Asset Investment Loan Trust
1.116% due 10/25/2035		248	245
Structured Asset Securities Corp. Mortgage Loan Trust
1.426% due 11/25/2035		1,000	812
Tralee CLO Ltd.
2.231% due 07/20/2026		3,000	2,990
Triaxx Prime CDO Ltd.
0.794% due 10/02/2039		319	240
Wells Fargo Home Equity Asset-Backed Securities Trust
0.986% due 04/25/2037		1,525	1,392
WhiteHorse Ltd.
2.078% due 02/03/2025		1,500	1,500

Total Asset-Backed Securities (Cost $62,995)			67,584

SOVEREIGN ISSUES 1.4%
Brazil Government International Bond
5.625% due 02/21/2047		750	660
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	208	146
3.000% due 09/20/2030 (d)		824	635
Republic of Greece Government International Bond
3.375% due 07/17/2017	EUR	800	828
4.750% due 04/17/2019		500	498
Saudi Government International Bond
2.375% due 10/26/2021		$200	195
3.250% due 10/26/2026		200	190
4.500% due 10/26/2046		600	576
Slovenia Government International Bond
5.250% due 02/18/2024		600	659

Total Sovereign Issues (Cost $4,509)			4,387

SHORT-TERM INSTRUMENTS 3.2%

CERTIFICATES OF DEPOSIT 2.7%
Barclays Bank PLC
1.696% due 12/06/2017		1,400	1,401
1.745% due 11/06/2017		900	901
Mitsubishi UFJ Trust & Banking Corp.
1.713% due 09/19/2017		600	601
Mizuho Bank Ltd.
1.653% due 12/12/2017		500	500
Natixis S.A.
1.688% due 09/25/2017		1,500	1,505

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Norinchukin Bank
1.589% due 10/10/2017	$200	$201
1.589% due 10/11/2017	200	201
1.589% due 10/12/2017	500	501
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017	1,300	1,302
Sumitomo Mitsui Trust Bank Ltd.
1.723% due 09/18/2017	1,000	1,002

		8,115

REPURCHASE AGREEMENTS (f) 0.2%
		460

U.S. TREASURY BILLS 0.3%
0.448% due 02/02/2017 - 02/23/2017 (b)(c)	945	945

Total Short-Term Instruments (Cost $9,504)		9,520

Total Investments in Securities (Cost $337,068)		338,928

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%
PIMCO Short-Term Floating NAV Portfolio III	1,730,225	$17,103

Total Short-Term Instruments (Cost $17,106)		17,103

Total Investments in Affiliates (Cost $17,106)		17,103

Total Investments 117.3% (Cost $354,174)		$356,031

Financial Derivative Instruments (g)(i) 0.6% (Cost or Premiums, net $(1,283))		1,710

Other Assets and Liabilities, net (17.9)%		(54,133)

Net Assets 100.0%		$303,608

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$460	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(470)	$460	$460

Total Repurchase Agreements						$(470)	$460	$460

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(1,113) at a weighted average interest rate of (0.552)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	01/01/2047	$5,900	$(5,831)	$(5,857)
Fannie Mae, TBA	4.000	01/01/2047	900	(944)	(946)

Total Short Sales				$(6,775)	$(6,803)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$460	$0	$0	$460	$(470)	$(10)

Total Borrowings and Other Financing Transactions	$460	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$120.500	02/24/2017	86	$(37)	$(13)
Call - CBOT U.S. Treasury 10-Year Note March Futures	125.000	02/24/2017	86	(35)	(55)

				$(72)	$(68)

Total Written Options				$(72)	$(68)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar March Futures	Short	03/2017	616	$(34)	$0	$(8)
Australia Government 10-Year Bond March Futures	Long	03/2017	3	1	2	0
Euro-Bund 10-Year Bond March Futures	Long	03/2017	60	112	35	(28)
U.S. Treasury 10-Year Note March Futures	Long	03/2017	514	(225)	177	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	18	(26)	17	0

Total Futures Contracts				$(172)	$231	$(36)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value(4)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Reference Entity								Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.250%	EUR	400	$3	$1	$0	$0
Berkshire Hathaway, Inc.	1.000	06/20/2018	0.297	$	300	3	0	0	0
Berkshire Hathaway, Inc.	1.000	09/20/2018	0.321		1,300	16	1	0	0
Berkshire Hathaway, Inc.	1.000	03/20/2019	0.393		1,100	15	1	0	0
Berkshire Hathaway, Inc.	1.000	09/20/2020	0.624		400	6	1	0	0
Canadian Natural Resources Ltd.	1.000	03/20/2018	0.354		300	(2)	(1)	0	0
Ford Motor Co.	5.000	03/20/2019	0.614		400	39	3	0	0
Kinder Morgan Energy Partners LP	1.000	03/20/2019	0.481		200	(2)	(1)	0	0
Kraft Heinz Foods Co.	1.000	09/20/2018	0.153		350	(5)	0	0	0
MetLife, Inc.	1.000	03/20/2019	0.382		800	11	2	0	(1)
MetLife, Inc.	1.000	12/20/2021	0.930		1,700	6	5	0	0
Sprint Communications, Inc.	5.000	12/20/2019	2.190		4,200	341	114	6	0
Volkswagen International Finance NV	1.000	12/20/2017	0.289	EUR	100	1	0	0	0

						$432	$126	$6	$(1)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Market Value(4)	Unrealized Appreciation	Variation Margin
Index/Tranches							Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$	1,200	$86	$26	$1	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021		800	51	6	1	0
CDX.IG-25 5-Year Index	1.000	12/20/2020		2,600	43	35	1	0
CDX.IG-26 5-Year Index	1.000	06/20/2021		800	14	4	0	0
CDX.IG-27 5-Year Index	1.000	12/20/2021		1,500	23	6	0	0

					$217	$77	$3	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	12/14/2017	$	27,500	$(164)	$(64)	$0	$(1)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		56,800	(193)	45	0	(1)
Pay	3-Month USD-LIBOR	1.250	06/15/2018		9,400	7	(5)	0	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		26,300	(163)	13	0	(4)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		92,500	(43)	(1,280)	34	(32)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		12,100	320	573	0	(25)
Pay	3-Month USD-LIBOR	1.750	12/21/2023		20,500	573	1,023	0	(41)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		2,800	(30)	111	0	(8)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,100	26	26	0	(7)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		300	0	4	0	(1)
Pay	3-Month USD-LIBOR	2.450	12/19/2026		6,800	56	70	24	0
Receive	3-Month USD-LIBOR	1.750	12/21/2026		36,950	2,061	2,876	0	(126)
Receive*	3-Month USD-LIBOR	1.500	06/21/2027		15,700	1,312	(51)	0	(54)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		3,350	90	275	0	(28)
Receive	3-Month USD-LIBOR	2.250	09/14/2046		2,300	175	238	0	(19)
Receive	3-Month USD-LIBOR	2.250	12/21/2046		10,740	886	994	0	(91)
Receive*	3-Month USD-LIBOR	1.750	06/21/2047		500	(99)	4	4	0
Receive	6-Month EUR-EURIBOR	0.430	12/11/2019	EUR	1,000	(17)	(11)	0	(1)
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		3,250	65	88	0	(14)
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	600	(31)	(14)	0	(1)
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		2,100	(87)	(64)	0	(5)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		700	(53)	(33)	0	(3)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	770,000	(74)	12	0	(16)
Pay	28-Day MXN-TIIE	6.750	08/31/2021	MXN	3,200	(5)	(1)	0	0
Receive	CPTFEMU	0.740	01/15/2020	EUR	2,000	5	24	1	0
Pay	UKRPI	3.400	06/15/2030	GBP	50	0	0	0	0
Pay	UKRPI	3.300	11/15/2030		782	(37)	(7)	0	(2)

						$4,580	$4,846	$63	$(480)

Total Swap Agreements						$5,229	$5,049	$72	$(481)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(h)	Securities with an aggregate market value of $7,928 and cash of $1,135 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$231	$72	$303	$(68)	$(36)	$(481)	$(585)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017	BRL	823		$253	$0	$0
	01/2017		$238	BRL	823	15	0
	01/2017		9,491	EUR	9,126	117	0
	02/2017	EUR	9,126		$9,504	0	(116)
BPS	01/2017	BRL	5,000		1,817	281	0
	01/2017	EUR	9,292		9,855	73	0
	01/2017	GBP	4,549		5,688	82	0
	01/2017		$1,534	BRL	5,000	2	0
	07/2017	BRL	7,400		$2,540	372	0
	07/2017		$2,000	BRL	7,000	50	0
BRC	02/2017		4,923	CNH	33,508	0	(181)
CBK	01/2017	BRL	18,000		$5,523	0	(7)
	01/2017	NZD	1,123		795	15	0
	01/2017		$5,391	BRL	18,000	139	0
DUB	02/2017		741	MXN	14,211	0	(59)
	07/2017		2,121	BRL	7,400	47	0
	01/2021		87		380	1	0
GLM	01/2017		1,478	KRW	1,700,439	0	(70)
	03/2017	TWD	47,261		$1,502	43	0
HUS	01/2017	SGD	2,029		1,455	54	0
	01/2017		$1,355	CNH	9,447	0	(2)
	12/2017	CNH	9,447		$1,296	4	0
	01/2021	BRL	380		59	0	(29)
IND	01/2017		$5,569	GBP	4,549	37	0
	02/2017	GBP	4,549		$5,573	0	(38)
JPM	01/2017	BRL	2,274		698	0	(1)
	01/2017	KRW	1,681,906		1,469	76	0
	01/2017		$657	BRL	2,273	41	0
	01/2017		2,824	JPY	331,946	17	0
	02/2017	CHF	113		$115	4	0
	02/2017	JPY	331,946		2,827	0	(17)
	02/2017		$672	MXN	14,020	1	0
	02/2017		761	RUB	50,450	51	0
MSB	01/2017	BRL	4,000		$1,452	223	0
	01/2017		$1,227	BRL	4,000	2	0
SCX	01/2017	BRL	7,978		$2,437	0	(14)
	01/2017	JPY	331,946		2,971	130	0
	01/2017		$2,448	BRL	7,978	3	0
	01/2017		173	EUR	166	1	0
	02/2017	CNH	24,962		$3,605	66	0
	02/2017		$2,415	BRL	7,978	16	0
TOR	01/2017	BRL	4,881		$1,498	0	(2)
	01/2017		$1,439	BRL	4,881	61	0
UAG	01/2017	BRL	9,000		$3,240	474	0
	01/2017	CNH	9,447		1,375	22	0
	01/2017		$2,762	BRL	9,000	4	0
	07/2017	BRL	7,000		$2,466	415	0

Total Forward Foreign Currency Contracts						$ 2,939	$ (536)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	71.150	02/22/2017	$	100	$4	$15
GLM	Put - OTC EUR versus MXN	MXN	19.000	02/09/2017	EUR	700	12	0
	Put - OTC EUR versus MXN		19.000	02/15/2017		2,400	94	0
SOG	Put - OTC USD versus RUB	RUB	74.000	01/27/2017	$	1,400	55	284
	Put - OTC USD versus RUB		73.000	02/24/2017		1,600	67	289

							$232	$588

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970%	09/24/2018	$ 2,300	$117	$158
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	16,100	55	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	4,600	238	316
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	19,000	68	0
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018	31,600	179	129
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	5,400	260	365

							$917	$968

Total Purchased Options							$1,149	$1,556

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$	1.297	01/27/2017	GBP	1,800	$(14)	$(1)
	Call - OTC USD versus RUB	RUB	108.000	02/22/2017	$	100	(4)	0
CBK	Call - OTC GBP versus USD	$	1.302	01/30/2017	GBP	700	(7)	(1)
GLM	Put - OTC EUR versus MXN	MXN	16.000	02/09/2017	EUR	700	(1)	0
	Call - OTC EUR versus MXN		26.750	02/15/2017		2,400	(77)	0
SOG	Call - OTC USD versus RUB	RUB	110.000	01/27/2017	$	1,400	(55)	0
	Call - OTC USD versus RUB		110.000	02/24/2017		1,600	(69)	0

							$(227)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$ 11,600	$(121)	$(215)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	23,000	(245)	(425)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017	7,000	(50)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017	7,000	(56)	(73)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	800	(13)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,600	(42)	0
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	1,300	(22)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,700	(46)	(1)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	27,100	(287)	(505)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	6,800	(179)	(123)

							$(1,061)	$(1,346)

Total Written Options							$(1,288)	$(1,348)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		1,277		(469)		(314)		(322)		172
Notional Amount in $	$	213,562		$169,100		$(79,000)	$	(184,162)	$	(26,500)	$	93,000
Notional Amount in AUD	AUD	0	AUD	5,200	AUD	(5,200)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	6,600	EUR	34,800	EUR	(9,700)	EUR	(28,600)	EUR	0	EUR	3,100
Notional Amount in GBP	GBP	0	GBP	8,400	GBP	(2,600)	GBP	(3,300)	GBP	0	GBP	2,500
Premiums	$	(1,860)		$(2,396)		$1,563	$	1,054	$	279	$	(1,360)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	UBS AG	(1.000)%	06/20/2024	1.716%	$100	$6	$(1)	$5	$0
BPS	UBS AG	(1.000)	06/20/2024	1.716	200	12	(3)	9	0

						$18	$(4)	$14	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2021	1.632%	$	100	$(5)	$2	$0	$(3)
	Italy Government International Bond	1.000	06/20/2019	1.036		2,100	(27)	26	0	(1)
BPS	Colombia Government International Bond	1.000	06/20/2021	1.480		100	(3)	1	0	(2)
	Colombia Government International Bond	1.000	12/20/2021	1.632		100	(4)	1	0	(3)
BRC	Colombia Government International Bond	1.000	06/20/2021	1.480		500	(15)	5	0	(10)
	Italy Government International Bond	1.000	09/20/2019	1.081		300	0	(1)	0	(1)
CBK	Brazil Government International Bond	1.000	03/20/2017	0.621		300	(3)	3	0	0
	Brazil Government International Bond	1.000	09/20/2017	0.691		1,900	(4)	9	5	0
DUB	Argentine Republic Government International Bond	5.000	06/20/2017	0.836		300	5	1	6	0
	Italy Government International Bond	1.000	03/20/2019	0.981		200	(4)	4	0	0
	Italy Government International Bond	1.000	06/20/2019	1.036		700	(9)	9	0	0
	Italy Government International Bond	1.000	09/20/2019	1.081		2,600	3	(7)	0	(4)
	Mexico Government International Bond	1.000	12/20/2018	0.708		200	0	1	1	0
FBF	Mexico Government International Bond	1.000	12/20/2018	0.708		100	0	1	1	0
GST	Argentine Republic Government International Bond	5.000	06/20/2017	0.836		300	5	2	7	0
	Citigroup, Inc.	1.000	03/20/2019	0.423		500	4	3	7	0
	Colombia Government International Bond	1.000	06/20/2021	1.480		400	(12)	4	0	(8)
HUS	Colombia Government International Bond	1.000	12/20/2021	1.632		300	(14)	5	0	(9)
	Italy Government International Bond	1.000	06/20/2017	0.577		4,100	7	3	10	0
	Italy Government International Bond	1.000	03/20/2019	0.981		300	(6)	6	0	0
	Mexico Government International Bond	1.000	12/20/2018	0.708		1,000	1	5	6	0
JPM	Qatar Government International Bond	1.000	06/20/2019	0.336		1,000	10	7	17	0
MYC	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	1.107		100	1	(2)	0	(1)
	Italy Government International Bond	1.000	03/20/2019	0.981		200	(4)	4	0	0

							$(74)	$92	$60	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

		Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value(5)
Counterparty	Index/Tranches						Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$2,082	$(424)	$148	$0	$(276)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	300	24	16	40	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,521	(309)	108	0	(201)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	200	16	11	27	0
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,521	(314)	112	0	(202)

					$(1007)	$395	$67	$(679)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty									Asset	Liability
BOA	Pay	UKRPI	3.370%	11/15/2030	GBP	20	$0	$(1)	$0	$(1)
BPS	Receive	CPTFEMU	0.700	01/30/2020	EUR	2,300	0	11	11	0
CBK	Receive	CPTFEMU	0.990	03/31/2020		1,600	0	(8)	0	(8)
GLM	Receive	CPTFEMU	0.740	01/26/2020		2,100	(8)	14	6	0
	Receive	CPTFEMU	0.660	01/30/2020		4,700	0	34	34	0
	Receive	CPTFEMU	0.992	03/30/2020		5,100	(1)	(28)	0	(29)
	Pay	UKRPI	3.140	01/14/2030	GBP	940	0	(42)	0	(42)
JPM	Pay	UKRPI	3.300	11/15/2030		210	0	(10)	0	(10)

							$(9)	$(30)	$51	$(90)

Total Swap Agreements							$(1,072)	$453	$192	$(811)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(j)	Securities with an aggregate market value of $1,185 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$132	$15	$45	$192	$(116)	$(1)	$(281)	$(398)	$(206)	$296	$90
BPS	860	0	20	880	0	0	(5)	(5)	875	(1,000)	(125)
BRC	0	0	0	0	(181)	0	(212)	(393)	(393)	305	(88)
CBK	154	158	32	344	(7)	(216)	(8)	(231)	113	0	113
DUB	48	0	7	55	(59)	0	(4)	(63)	(8)	(133)	(141)
FBF	0	0	1	1	0	0	0	0	1	0	1
GLM	43	316	40	399	(70)	(502)	(71)	(643)	(244)	260	16
GST	0	0	14	14	0	0	(8)	(8)	6	0	6
HUS	58	0	16	74	(31)	0	(9)	(40)	34	0	34
IND	37	0	0	37	(38)	0	0	(38)	(1)	0	(1)
JPM	190	0	17	207	(18)	(1)	(10)	(29)	178	0	178
MSB	225	0	0	225	0	0	0	0	225	(370)	(145)
MYC	0	494	0	494	0	(628)	(203)	(831)	(337)	324	(13)
SCX	216	0	0	216	(14)	0	0	(14)	202	(60)	142
SOG	0	573	0	573	0	0	0	0	573	(580)	(7)
TOR	61	0	0	61	(2)	0	0	(2)	59	0	59
UAG	915	0	0	915	0	0	0	0	915	(1,030)	(115)

Total Over the Counter	$2,939	$1,556	$192	$4,687	$(536)	$(1,348)	$(811)	$(2,695)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$231	$231
Swap Agreements	0	9	0	0	63	72

	$0	$9	$0	$0	$294	$303

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,939	$0	$2,939
Purchased Options	0	0	0	588	968	1,556
Swap Agreements	0	141	0	0	51	192

	$0	$141	$0	$3,527	$1,019	$4,687

	$0	$150	$0	$3,527	$1,313	$4,990

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	36	36
Swap Agreements	0	1	0	0	480	481

	$0	$1	$0	$0	$584	$585

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$536	$0	$536
Written Options	0	0	0	2	1,346	1,348
Swap Agreements	0	721	0	0	90	811

	$0	$721	$0	$538	$1,436	$2,695

	$0	$722	$0	$538	$2,020	$3,280

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	173	173
Futures	0	0	0	0	(783)	(783)
Swap Agreements	0	562	0	0	(7,080)	(6,518)

	$0	$562	$0	$0	$(7,691)	$(7,129)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,591	$0	$8,591
Purchased Options	0	0	0	(123)	(441)	(564)
Written Options	0	45	0	690	822	1,557
Swap Agreements	0	220	0	0	(1,116)	(896)

	$0	$265	$0	$9,158	$(735)	$8,688

	$0	$827	$0	$9,158	$(8,426)	$1,559

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	(160)	(160)
Swap Agreements	0	260	0	0	6,124	6,384

	$0	$260	$0	$0	$5,969	$6,229

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,881)	$0	$(10,881)
Purchased Options	0	0	0	418	782	1,200
Written Options	0	(18)	0	199	(1,367)	(1,186)
Swap Agreements	0	1,482	0	0	4,431	5,913

	$0	$1,464	$0	$(10,264)	$3,846	$(4,954)

	$0	$1,724	$0	$(10,264)	$9,815	$1,275

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,401	$0	$5,401
Corporate Bonds & Notes
Banking & Finance	0	37,308	0	37,308
Industrials	0	12,779	0	12,779
Utilities	0	7,856	0	7,856
Municipal Bonds & Notes
Illinois	0	303	0	303
U.S. Government Agencies	0	53,380	0	53,380
U.S. Treasury Obligations	0	119,312	0	119,312
Non-Agency Mortgage-Backed Securities	0	21,098	0	21,098
Asset-Backed Securities	0	67,584	0	67,584
Sovereign Issues	0	4,387	0	4,387
Short-Term Instruments
Certificates of Deposit	0	8,115	0	8,115
Repurchase Agreements	0	460	0	460
U.S. Treasury Bills	0	945	0	945

	$0	$338,928	$0	$338,928

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,103	$0	$0	$17,103

Total Investments	$17,103	$338,928	$0	$356,031

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,803)	$0	$(6,803)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	231	72	0	303
Over the counter	0	4,687	0	4,687

	$231	$4,759	$0	$4,990

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(104)	(481)	0	(585)
Over the counter	0	(2,695)	0	(2,695)

	$(104)	$(3,176)	$0	$(3,280)

Total Financial Derivative Instruments	$127	$1,583	$0	$1,710

Totals	$17,230	$333,708	$0	$350,938

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Unconstrained Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain

24	PIMCO VARIABLE INSURANCE TRUST

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circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Portfolio’s distributions during the reporting period, the Portfolio references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Portfolio’s estimates and projections, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

ANNUAL REPORT	DECEMBER 31, 2016	25

Notes to Financial Statements (Cont.)

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the

ANNUAL REPORT	DECEMBER 31, 2016	27

Notes to Financial Statements (Cont.)

transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE

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close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended December 31, 2016 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,583	$161,904	$(152,400)	$10	$6	$17,103	$203	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

ANNUAL REPORT	DECEMBER 31, 2016	29

Notes to Financial Statements (Cont.)

transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2016, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest

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income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the

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counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d ) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put

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options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded

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Notes to Financial Statements (Cont.)

as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains (losses) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of

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Notes to Financial Statements (Cont.)

certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of

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December 31, 2016

settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and

ANNUAL REPORT	DECEMBER 31, 2016	37

Notes to Financial Statements (Cont.)

between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fee for all classes, as applicable, is charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Supervisory and Administrative Fee
Institutional Class	0.30%
Class M	0.30%
Administrative Class	0.30%
Advisor Class	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,625) and the governance committee chair receives an additional annual retainer of $1,500. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,115,960	$1,034,512	$36,666	$69,010

ANNUAL REPORT	DECEMBER 31, 2016	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2016		Year Ended 12/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	42	$429	1,595	$16,766
Class M	42	422	35	361
Administrative Class	3,880	38,757	3,880	40,379
Advisor Class	512	5,083	705	7,304
Issued as reinvestment of distributions
Institutional Class	30	297	48	477
Class M	1	7	1	9
Administrative Class	472	4,709	926	9,369
Advisor Class	17	169	28	284
Cost of shares redeemed
Institutional Class	(138)	(1,380)	(76)	(787)
Class M	(12)	(120)	(2)	(24)
Administrative Class	(3,939)	(39,344)	(5,837)	(60,687)
Advisor Class	(327)	(3,242)	(273)	(2,819)
Net increase (decrease) resulting from Portfolio share transactions	580	$5,787	1,030	$10,632

As of December 31, 2016, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2016, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2016

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Unconstrained Bond Portfolio	$4,064	$0	$7,602	$(146)	$(6,831)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Unconstrained Bond Portfolio	$6,831	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Unconstrained Bond Portfolio	$354,421	$7,944	$(6,334)	$1,610

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2016	41

Notes to Financial Statements (Cont.)

December 31, 2016

For the fiscal years ended December 31, 2016 and December 31, 2015, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	12/31/2016			12/31/2015
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Unconstrained Bond Portfolio	$5,182	$0	$0	$10,067	$72	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of the PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2017

ANNUAL REPORT	DECEMBER 31, 2016	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Unconstrained Bond Portfolio	0.07%	0.36%	$5,182	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	DECEMBER 31, 2016	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	144	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

E. Philip Cannon*** (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard*** (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	126	Trustee, PIMCO Funds and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Funds and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	The information for the individuals listed is as of December 31, 2016. Effective February 14, 2017, Ms. Hubbard became a Trustee of the Trust and Mr. Cannon retired from service as a Trustee of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, PIMCO; Chief Executive Officer, PIMCO (2/14 - 10/16); Chief Operating Officer, PIMCO (7/09 - 2/14); Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee and Head of PIMCO’s Asia Pacific region.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2016	47

Privacy Policy1

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

48	PIMCO VARIABLE INSURANCE TRUST

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CHANGES TO THE PRIVACY POLICY

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2016	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. The Board also considered and unanimously approved the renewal of the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2017. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2017.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Portfolios, as applicable. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Asset Allocation Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its

50	PIMCO VARIABLE INSURANCE TRUST

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organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new portfolios over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications;

continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The Trustees also considered the Portfolios’ outflows over recent periods, including whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resource available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to continue to benefit the Portfolios and their respective shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the ten-year period ended May 31, 2016. The Board also noted that, as of May 31, 2016, the Administrative Class of 25%, 38% and 75% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: categorize funds to limit heterogeneity and broad-based peer groups; account for the applicable Portfolios’ hedging strategies; or include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong). The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance but found the comparative information supported its overall evaluation.

The Board noted that a majority of the Portfolios outperformed their respective benchmark indexes over the ten-year period ended May 31, 2016. The Board noted that, as of May 31, 2016, 1%, 23%, and 75% of the Trust’s assets (based on Administrative Class performance) outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $18.1 billion as of December 31, 2015.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness

52	PIMCO VARIABLE INSURANCE TRUST

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of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board considered that portfolio pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate, and noted in particular, the proposed reduction in advisory fees for the PIMCO Global Multi-Asset Managed Volatility Portfolio and PIMCO Global Advantage Strategy Bond Portfolio effective October 21, 2016.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard and negotiated fee rate PIMCO charges to separate accounts and sub-advised clients with similar investment strategies. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board considered historical advisory fee reductions implemented for different Portfolios. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios

ANNUAL REPORT	DECEMBER 31, 2016	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

launched in recent years have been unique products that have few peers, if any, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were negative in 2015 as the allocation of compensation and benefits and other administrative expenses to the Trust increased as the Trust’s assets now comprise a larger percentage of PIMCO’s total sponsored fund assets compared to the previous year. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. The Board noted that PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Portfolio’s shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates supported the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2016	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123116

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2016	$726,192
	December 31, 2015	$702,377

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2016	$12,000
	December 31, 2015	$12,000

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2016	$—
	December 31, 2015	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2016	$—
	December 31, 2015	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2016	December 31, 2015
PIMCO Variable Insurance Trust	$12,000	$12,000
Pacific Investment Management Company LLC (“PIMCO”)	6,210,720	9,180,305

Totals	$6,222,720	$9,192,305

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

E. Philip Cannon

Jennifer Holden Dunbar

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 24, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 24, 2017